UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐  Soliciting Material Pursuant to §240.14a-12

ORION HEALTHCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 9, 2006

To Our Stockholders:

On behalf of the board of directors and management of Orion HealthCorp, Inc., I cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) to be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076.

The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting. At the Special Meeting stockholders will be asked to approve (i) a proposal amending our certificate of incorporation to increase the aggregate number of shares of authorized capital stock available for issuance; (ii) a proposal amending our certificate of incorporation to increase the number of shares of Class A Common Stock authorized and available for issuance; (iii) a proposal amending our certificate of incorporation to create and authorize the issuance of a new class of our common stock, Class D Common Stock, which will be convertible into our Class A Common Stock, and establishing the rights and preferences of such Class D Common Stock; (iv) pursuant to the rules of the American Stock Exchange, a proposal authorizing the issuance of shares of the newly created Class D Common Stock to investors pursuant to a private placement; (v) pursuant to the rules of the American Stock Exchange, a proposal authorizing the issuance of warrants to purchase shares of Class A Common Stock to an investor pursuant to a private placement; (vi) pursuant to the rules of the American Stock Exchange, a proposal authorizing the issuance of shares of Class A Common Stock as a portion of the consideration used for the acquisition of a medical billing services business; and (vii) a proposal to amend our 2004 Incentive Plan to increase the number of shares of our Class A Common Stock available for grants under the 2004 Incentive Plan and increase the maximum number of shares that can be granted to a participant in a calendar year under the 2004 Incentive Plan.

Each of the matters to be considered by stockholders at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. Our board of directors, and in certain circumstances a special committee of our board of directors, has determined that the matters to be considered at the Special Meeting are in the best interests of us and our stockholders. For the reasons set forth in the Proxy Statement, the board of directors, and in certain circumstances a special committee of our board of directors, unanimously recommends a vote “FOR” each of these proposals.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting. YOUR VOTE IS VERY IMPORTANT TO OUR COMPANY.

Sincerely,

Terrence L. Bauer
President and Chief Executive Officer

Annex G Historical Financial Statements of On Line Alternatives, Inc. for years ended December 31, 2005 and 2004
Annex H Historical Financial Statements of On Line Payroll Services, Inc. for years ended December 31, 2005 and 2004
Annex I Pro forma Financial Statements of Orion HealthCorp, Inc.
Annex J Historical Financial Statements of Orion HealthCorp, Inc. for years ended December 31, 2005 and 2004
Annex K Historical Financial Statements of Orion HealthCorp, Inc. for six months ended June 30, 2006
Annex L On Line Stock Purchase Agreement
Annex M Purchase Agreement with Brantley Capital Corporation
Annex N Form of Common Stock Purchase Warrant
Annex O Senior Financing Letter of Intent

ORION HEALTHCORP, INC.
1805 OLD ALABAMA ROAD, SUITE 350
ROSWELL, GEORGIA 30076

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 27, 2006

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Orion HealthCorp, Inc. will be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, or at any adjournments or postponements thereof. The Proxy Statement and a proxy card for the Special Meeting are enclosed.

The Special Meeting is for the purpose of considering and acting upon the following matters, each as more fully described in the attached Proxy Statement:

1. To consider and vote upon a proposal to amend our certificate of incorporation to increase the aggregate number of shares of our authorized capital stock from 117,000,000 shares to 370,000,000 shares.

2. To consider and vote upon a proposal to amend our certificate of incorporation to increase the number of shares of Class A Common Stock authorized and available for issuance from 70,000,000 shares to 300,000,000 shares.

3. To consider and vote upon a proposal to amend our certificate of incorporation to authorize 50,000,000 shares of a new class of common stock, Class D Common Stock, which is convertible into our Class A Common Stock, and to provide for the rights and preferences of the Class D Common Stock.

4. To consider and vote upon a proposal to issue shares of our Class D Common Stock to investors in a private placement.

5. To consider and vote upon a proposal to issue warrants to purchase shares of our Class A Common Stock to an investor in a private placement.

6. To consider and vote upon a proposal to issue shares of our Class A Common Stock as a portion of the consideration to be paid for our acquisition of a medical billing services business.

7. To consider and vote upon a proposal to amend our 2004 Incentive Plan to increase the number of shares of our Class A Common Stock available for grants under the 2004 Incentive Plan from 2,200,000 shares to such number of shares representing 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition, and to increase the maximum number of shares that can be granted to a participant in any calendar year under the 2004 Incentive Plan from 1,000,000 shares to 3,000,000 shares.

Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof. Holders of Class A Common Stock should vote those shares on the WHITE proxy card, holders of Class B Common Stock should vote those shares on the GREEN proxy card and holders of Class C Common Stock should vote those shares on the BLUE proxy card. As of the date of mailing, the board of directors is not aware of any other matters that may come before the Special Meeting. Any action may be taken on the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Special Meeting may be adjourned or postponed. Stockholders of record at the close of business on October 20, 2006 are the stockholders entitled to vote at the Special Meeting and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE APPROPRIATE ENCLOSED PROXY CARD (WHITE PROXY CARD FOR CLASS A COMMON STOCK, GREEN PROXY CARD FOR CLASS B COMMON STOCK AND BLUE PROXY CARD FOR CLASS C COMMON STOCK) WITHOUT DELAY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE SPECIAL MEETING BY DELIVERING TO THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE SPECIAL MEETING. OUR BOARD OF DIRECTORS, AND IN CERTAIN INSTANCES A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS, RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen H. Murdock
Corporate Secretary

Roswell, Georgia
November 9, 2006

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE SPECIAL MEETING. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
ORION HEALTHCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 27, 2006

GENERAL

Our board of directors is soliciting your proxy in connection with a special meeting of stockholders (the “Special Meeting”), which will be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of stockholders. All stockholders are entitled and encouraged to attend the Special Meeting in person. This Proxy Statement and the accompanying Notice of Special Meeting are being first mailed to stockholders on or about November 13, 2006.

COMPANY BACKGROUND

We are a healthcare services organization providing outsourced business services to physicians. We serve the physician market through two subsidiaries, Integrated Physician Solutions, Inc. (“IPS”), which provides business and management services to general and subspecialty pediatric physician practices, and Medical Billing Services, Inc. (“MBS”), which provides billing, collection and practice management services, primarily to hospital-based physicians. We currently have three classes of common stock outstanding: Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), Class B Common Stock, par value $0.001 per share (“Class B Common Stock”) and Class Common Stock, par value $0.001 per share (“Class C common Stock”). Our Class A Common Stock is traded on the American Stock Exchange (“AMEX”) under the symbol ONH.

In April 2005, our board of directors initiated a strategic plan designed to accelerate our growth and enhance our future earnings potential. The plan focused on our strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this plan, we completed a series of transactions involving the divestiture of non-strategic assets in 2005 and early 2006. In addition, we redirected financial resources and company personnel to areas that management believed would enhance long-term growth potential. A key component of our long-term strategic plan was the identification of potential acquisition targets that would increase our presence in the markets we serve and enhance stockholder value.

In furtherance of our strategic plan, we recently entered into separate stock purchase agreements for the acquisition of all of the issued and outstanding capital stock of (i) Rand Medical Billing, Inc. (“Rand”), and (ii) On Line Payroll Services, Inc. and On Line Alternatives, Inc. (collectively, “On Line”). As part of the consideration for our acquisition of Rand, we have agreed to issue such number of shares of our Class A Common Stock having a value equal to $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing date of the acquisition of Rand. In addition, we entered into (x) a Stock Purchase Agreement, dated September 8, 2006 (the “Stock Purchase Agreement”) with Phoenix Life Insurance Company (“Phoenix”) and Brantley Partners IV, L.P. (“Brantley IV”) to issue, for an aggregate purchase price of $4,650,000, shares of a newly created class of our common stock, Class D Common Stock, par value $0.001 per share (the “Class D Common Stock”), which would be convertible into our Class A Common Stock and (y) a Note Purchase Agreement, dated September 8, 2006 (the “Note Purchase Agreement,” and together with the Stock Purchase Agreement, the “Private Placement Agreements”) with Phoenix to issue, for an aggregate purchase price of $3,350,000, our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000, bearing interest at an aggregate rate of 14% per annum, together with warrants to purchase shares of our Class A Common Stock, as more fully described herein and in the Note Purchase Agreement and the form of common stock purchase warrant (the “Warrant Certificate”). Some or all of the proceeds we receive upon consummation of the transactions set forth in the Private Placement Agreements, along with proceeds from senior bank financing and other funds available to us, will be used to finance a portion of the acquisitions of the Rand and

On Line businesses and for general working capital purposes. The issuance of the shares of Class D Common Stock and Class A Common Stock underlying the warrants issued pursuant to the Private Placement Agreements and the Warrant Certificate and the issuance of the shares of our Class A Common Stock in connection with the Rand acquisition are the subject of Proposals IV, V and VI. Copies of the Private Placement Agreements, the form of Warrant Certificate, the Rand stock purchase agreement and the On Line stock purchase agreement are attached hereto as Annexes A, B, N, C and L, respectively.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving a Proxy Statement and proxy card because you own shares of our Class A Common Stock, shares of our Class B Common Stock, and/or shares of our Class C Common Stock (collectively, “Common Stock”). This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on the proposals so that you can make an informed decision.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

Proposal I	To approve an amendment to our certificate of incorporation to increase the aggregate number of shares of our authorized capital stock from 117,000,000 shares to 370,000,000 shares.

Proposal II	To approve an amendment to our certificate of incorporation to increase the number of shares of Class A Common Stock authorized and available for issuance from 70,000,000 shares to 300,000,000 shares. The increased number of shares to be approved are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal I.

Proposal III	To approve an amendment to our certificate of incorporation to authorize 50,000,000 shares of a new class of common stock, Class D Common Stock, which is convertible into shares of our Class A Common Stock, and to provide for the rights and preferences of the Class D Common Stock. The new shares to be approved are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal I.

Proposal IV	To approve the issuance as part of a private placement transaction to Phoenix and Brantley of such number of shares of our newly created Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital Corporation (“Brantley Capital”). The shares of Class D Common Stock to be issued pursuant to this proposal are a portion of, and not in addition to, the shares being created pursuant to Proposal III, the shares of Class A Common Stock to be issued upon conversion of such Class D Common Stock are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal II and all of the shares to be issued pursuant to this proposal are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal I.

Proposal V	To approve the issuance as part of a private placement transaction to Phoenix of warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. The shares of Class A Common Stock to be issued upon exercise of the warrants referred to in this proposal are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal II and are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal I.

Proposal VI	To approve the issuance as a portion of the consideration to be paid for our acquisition of the stock of the Rand business to the selling stockholder of Rand such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the acquisition of Rand. The shares of Class A Common Stock to be issued pursuant to this proposal are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal II and all of the shares to be issued pursuant to this proposal are a portion of, and not in addition to, the additional shares being authorized pursuant to Proposal I.

Proposal VII	To approve an amendment to our 2004 Incentive Plan to increase the number of shares of our Class A Common Stock available for grants under the 2004 Incentive Plan from 2,200,000 shares to such number of shares representing 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition, and to increase the maximum number of shares that can be granted to a participant in any calendar year under the 2004 Incentive Plan from 1,000,000 shares to 3,000,000 shares. The increased number of shares to be approved will be reserved out of the additional shares of Class A Common Stock being authorized pursuant to Proposals I and II.

Why are we seeking approval for the issuance of our shares in the private placement and in connection with the Rand acquisition?

As a result of our Class A Common Stock being listed for trading on AMEX, issuances of our Common Stock are subject to the provisions of the AMEX Company Guide, including Sections 712 and 713. Pursuant to Section 712 of the AMEX Company Guide, prior to seeking to have any additional shares of our Class A Common Stock listed on AMEX which shares are to be used as consideration for the acquisition of another company, we must obtain stockholder approval if, among other things, the present or potential issuance of our Class A Common Stock (or securities convertible into our Class A Common Stock) could result in an increase by 20% or more in the number of our outstanding shares of Class A Common Stock.

Similarly, pursuant to Section 713 of the AMEX Company Guide, prior to seeking to have any additional shares of our Class A Common Stock listed on AMEX, we must obtain stockholder approval if such shares are to be sold, issued or potentially issued both (i) at a price less than the greater of book or market value, and (ii) either (a) such shares, together with shares sold by our officers, directors or principal stockholders, equals 20% or more of the number of shares of our presently outstanding Class A Common Stock (on an as converted basis) or (b) such shares equal to 20% or more of the number of shares of our presently outstanding Class A Common Stock (on an as converted basis).

Pursuant to the terms of the Private Placement Agreements and as more fully described in this Proxy Statement under Proposals IV and V, we intend to issue (i) shares of our Class D Common Stock, representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, taking into account the issuance of the shares of Class D Common Stock described in this Proxy Statement but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. In addition, pursuant to the terms of the stock purchase agreement for the acquisition of Rand and as more fully described below under Proposal VI, we have agreed to issue such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the acquisition of Rand.

If we were to consummate the private placement and the Rand acquisition as of our record date, October 20, 2006, we would be obligated to issue 20,772,427 shares of Class D Common Stock (representing 18.4% of our Class A Common Stock on an as converted basis) pursuant to the Private Placement Agreements, warrants to purchase 1,197,564 shares of our Class A Common Stock (representing 1.1% of our Class A Common Stock on an as converted basis) pursuant to the Private Placement Agreements and the Warrant Certificate and 2,400,000 shares of our Class A Common Stock (representing 2.1% of our Class A Common Stock on an as converted basis) in connection with the Rand acquisition. The closing price of our Class A Common Stock on the record date was $0.25 per share. While none of these transactions individually would require issuances in excess of 20% of our outstanding Class A Common Stock (on an as converted basis), the combination of all three issuances will exceed 20% of our outstanding Class A Common Stock (on an as converted basis) and the issuance of the shares to Phoenix and Brantley IV and the warrants to Phoenix in the private placement, if consummated on October 20, 2006, would be at a price per share of $0.22, representing a $0.03 per share discount from the closing price of $0.25 for a share of our Class A Common Stock. In addition, since the price per share used in the calculation of the shares to be issued in the Rand acquisition is based on a twenty day average, it is possible that the shares issued in that transaction may be issued at a discount, at a premium or at market. If consummated on October 20, 2006, the shares in the Rand acquisition would have been issued at $0.26 per share, representing a premium of $0.01 per share from the closing price of $0.25 per share. Representatives of AMEX have advised us that these three transactions must be aggregated for the purposes of determining whether stockholder approval is required under Sections 712 and 713 of the AMEX Company Guide. Therefore, our board of directors has decided to submit Proposals IV, V and VI to our stockholders for their consideration and approval prior to consummating these transactions.

When do you expect the private placement and the acquisitions to be consummated?

It is currently contemplated that the private placement and the acquisitions of Rand and On Line will be simultaneously completed promptly following conclusion of our Special Meeting, assuming approval of Proposals I, II, III, IV, V and VI and the satisfaction or waiver of all closing conditions related to the private placement and the acquisitions set forth in the Private Placement Agreements and the acquisition agreements, respectively.

Will you consummate the private placement without consummating the acquisitions?

Under the terms of the Private Placement Agreements, we do not have the right to terminate the Private Placement Agreements in the event that we decide not to or are unable to consummate the acquisition of the Rand business and/or the acquisition of the On Line businesses. However, Phoenix and Brantley IV are not obligated to consummate the private placement unless we have consummated the acquisitions of both the Rand and the On Line businesses. Phoenix and Brantley IV have the discretion to waive this condition and consummate the private placement even if we decide not to or are unable to consummate the acquisition of the Rand business and/or the acquisition of the On Line businesses. There is no guarantee that Phoenix and Brantley IV would agree to waive this condition in those circumstances. If Phoenix and Brantley IV were to waive this condition to consummation of the private placement, then we would consummate the private placement and retain the proceeds for use in future acquisitions consistent with our strategic plan and for other working capital purposes.

Will you consummate the acquisitions without consummating the private placement?

Under the terms of the stock purchase agreements for the acquisitions of the Rand and the On Line businesses, we are not obligated to consummate these acquisitions unless we have received financing in amounts sufficient to pay our purchase price obligations under these agreements. We currently contemplate using some or all of the proceeds we will receive from the private placement, along with proceeds from senior bank financing and other funds available to us, to finance a portion of the acquisitions of the Rand and On Line businesses. However, our consummation of the acquisitions of the Rand and On Line businesses is not dependent on specifically consummating the private placement. If we do not consummate the private placement, then we could consummate the acquisitions of the Rand and On Line businesses if we are able to find sources of funding sufficient to pay the purchase prices for these businesses from sources other than the private placement. There is no guarantee that we would either be able to find alternative financing sources on terms acceptable to us or find them timely enough to complete the acquisitions as presently negotiated.

Will you consummate one acquisition without consummating the other acquisition?

Under the terms of the stock purchase agreements for the acquisitions of the Rand and On Line businesses, our obligation to consummate each of the acquisitions is not conditioned upon our consummation of the other acquisition. However, Phoenix and Brantley IV are not obligated to consummate the private placement unless we have consummated the acquisitions of both the Rand and the On Line businesses. Phoenix and Brantley IV have the discretion to waive this condition and consummate the private placement even if we decide not to or are unable to consummate the acquisition of either or both of the Rand business or the On Line businesses. There is no guarantee that Phoenix and Brantley IV would agree to waive this condition in those circumstances. If Phoenix and Brantley IV were to waive this condition to consummation of the private placement, then we would consummate the private placement and the remaining acquisition and retain the remaining portion of the proceeds for use in future acquisitions consistent with our strategic plan and for other working capital purposes.

Will you consummate the Brantley Capital purchase without consummating the private placement?

Under the terms of the purchase agreement with Brantley Capital, we are not obligated to consummate the purchase of the shares of Class B Common Stock from Brantley Capital if the private placement is not consummated. The purchase agreement with Brantley Capital arose as a result of the closing condition to the Private Placement Agreements which required all holders of shares of Class B Common Stock and Class C Common Stock to convert such shares into shares of Class A Common Stock or our acquisition and retirement of all such shares. If the private placement does not close, we will not have the funds to consummate the purchase of these shares from Brantley Capital. Although we believe that this transaction is accretive to our other stockholders and in our best interests, if the private placement does not close we do not presently expect to seek an alternative source of funds to consummate the purchase of these shares from Brantley Capital.

Is stockholder approval the only condition to consummating the private placement and the Rand acquisition?

Each of the Private Placement Agreements and the Rand stock purchase agreement contain a number of conditions to both our obligation to consummate such transactions and the obligations of the other parties thereto to consummate such transactions. A summary of the specific conditions to each agreement are contained in the description of Proposals IV, V and VI. Many of these conditions require actions by parties other than us. While we believe that these actions will occur and such conditions can be satisfied in the time periods specified in each agreement, there is no guarantee that these actions will occur. Most notably, the Private Placement Agreements are conditioned upon all of the current holders of our Class B Common Stock and Class C Common Stock converting such shares into shares of Class A Common Stock or our acquisition and retirement of all such shares prior to consummation of the private placement. While we have discussed this condition with many of these stockholders and most of them have agreed to convert their shares, we do not have a binding commitment from any of these stockholders to convert their shares in such manner and we have not received an indication from all such stockholders that they affirmatively intend to convert their shares. We will continue to have discussions with such stockholders in order to obtain their commitments to convert such shares in the manner required under the Private Placement Agreements. If we are unable to obtain such commitments and such stockholders do not convert their shares in the manner required under the Private Placement Agreements, then we will not be able to consummate the private placement regardless of whether or not Proposals IV and V are approved by our stockholders at the Special Meeting.

Why are we proposing the three amendments to our certificate of incorporation?

Our certificate of incorporation currently authorizes us to issue up to 117,000,000 shares of our capital stock, which includes 70,000,000 shares of our Class A Common Stock. Approval of an increase in the number of shares of our Class A Common Stock and the creation of the terms of the Class D Common Stock is necessary to issue the securities required to consummate the private placement and the Rand acquisition on the terms currently set forth therein. Also, an increase in the number of our authorized shares of capital stock, including the Class A Common Stock, is necessary to increase the number of shares of Class A Common Stock available for grants under our 2004 Incentive Plan.

Regardless of whether the private placement and the Rand acquisition are approved and consummated or the 2004 Incentive Plan amendment is approved, we may need additional shares of Class A Common Stock to reserve for the possible conversion of our Class B Common Stock and Class C Common Stock. The conversion factors for the Class B Common Stock and Class C Common Stock fluctuate based on the market price of our Class A Common Stock. Based on recent trading prices for our Class A Common Stock, we may not currently have enough shares of Class A Common Stock to satisfy the conversion of all of the Class B Common Stock and Class C Common Stock should all holders of the Class B Common Stock and Class C Common Stock seek to exercise their conversion rights. As a condition to consummation of the private placement, Phoenix and Brantley IV are requiring that all holders of shares of Class B Common Stock and Class C Common Stock convert those shares into shares of Class A Common Stock, or that such shares of Class B Common Stock and Class C Common Stock otherwise be acquired by us and retired prior to consummation of the private placement. Due to the fluctuating nature of the conversion factors, management is unable to determine with certainty at this time how many shares of Class A Common Stock will be necessary to satisfy this conversion obligation and the conversion obligation in connection with the remainder of the Class B Common Stock and Class C Common Stock when and if this conversion right is exercised. The number of additional shares of Class A Common Stock requested in Proposal II includes management’s reasonable estimate of the number of shares of Class A Common Stock that would be required to satisfy these conversion obligations if the trading price of our Class A Common Stock does not decrease below $0.10 per share. The closing price of our Class A Common Stock on the record date, October 20, 2006, was $0.25 per share.

Why are we proposing an amendment to our 2004 Incentive Plan?

Our 2004 Incentive Plan currently provides that 2,200,000 shares of our Class A Common Stock are eligible for grants under the plan, of which only 476,000 shares are available for future grants. In addition our 2004 Incentive Plan currently limits the number of shares that we can grant to any participant in any calendar year under the 2004 Incentive Plan to 1,000,000 shares. Our board of directors believes that an increase in the incentive pool to such number of shares representing 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition, and an increase in the amount that any single participant is eligible to receive in any calendar year to 3,000,000 shares, will provide us with the ability to attract and retain key employees and to align the interests of our key employees with the interests of our stockholders. If this increase were to have been implemented on our record date, October 20, 2006, assuming that the private placement and the Rand acquisition had been consummated as of such date, this would have resulted in an increase of 9,114,526 shares for an aggregate total of 9,590,526 shares available for grants under the 2004 Incentive Plan.

What will our capital structure look like following the private placement?

The following table summarizes our capital structure as it existed on the record date, October 20, 2006, and as we anticipate it will look upon consummation of the private placement, the Rand and On Line acquisitions and the purchase of our shares of Class B Common Stock from Brantley Capital. The pro-forma numbers reflected in this table assume that our stock price on the closing date for these transactions would be the same as it was on the record date, [$0.25] per share, and that all of the proposals set forth in this Proxy Statement were approved by the stockholders and such transactions were consummated.

	As of October 20, 2006				Pro-forma Post Proposals
			Number of	Percentage of			Number of	Percentage of
			Shares	Shares			Shares	Shares
	Number of	Number of	Outstanding	Outstanding	Number of	Number of	Outstanding	Outstanding
	Authorized	Shares	on a Fully-	on a Fully-	Authorized	Shares	on a Fully-	on a Fully-
	Shares	Outstanding	Diluted Basis	Diluted Basis	Shares	Outstanding	Diluted Basis	Diluted Basis

Class A Common Stock (total)	70,000,000	12,788,776	102,649,038	100.00%	300,000,000	89,359,165	91,877,676	81.64%

Existing public stockholders	—	12,788,776	12,788,776	12.46%	—	12,788,776	12,788,776	11.30%

Other options, warrants, restricted stock and convertible securities	—	—	3,013,672	2.94%	—	—	3,013,672	2.66%

Warrants issuable to Phoenix as part of the Note Purchase Agreement	—	—	—	0.00%	—	1,197,564	1,197,564	1.06%

Shares issuable to Rand as part of the Rand acquisition earn-out	—	—	—	0.00%	—	2,400,000	2,400,000	2.66%

Conversion of Brantley IV convertible promissory notes	—	—	1,371,539	1.34%	—	1,371,539	1,371,539	2.12%

Conversion of Class B Common Stock	—	—	66,499,101	64.78%	—	55,533,207	55,533,207	49.08%

	As of October 20, 2006				Pro-forma Post Proposals
			Number of	Percentage of			Number of	Percentage of
			Shares	Shares			Shares	Shares
	Number of	Number of	Outstanding	Outstanding	Number of	Number of	Outstanding	Outstanding
	Authorized	Shares	on a Fully-	on a Fully-	Authorized	Shares	on a Fully-	on a Fully-
	Shares	Outstanding	Diluted Basis	Diluted Basis	Shares	Outstanding	Diluted Basis	Diluted Basis

Conversion of Class C Common Stock	—	—	18,975,950	18.49%	—	16,068,079	16,068,079	14.20%

Class B Common Stock	25,000,000	10,448,470	—	0.00%	—	—	—	0.00%

Class C Common Stock	2,000,000	1,437,572	—	0.00%	—	—	—	0.00%

Class D Common Stock	—	—	—	0.00%	50,000,000	20,772,427	20,772,427	18.36%

Preferred Stock	20,000,000	—	—	0.00%	20,000,000	—	—	0.00%

Total	117,000,000	24,674,818	102,649,038	100.00%	370,000,000	110,131,592	113,145,264	100.00%

Who is entitled to vote at the Special Meeting?

Our board of directors has fixed the close of business on October 20, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of the record date, there were 24,674,818 shares of Common Stock outstanding that were held by approximately 485 stockholders of record, including 12,788,776 shares of our Class A Common Stock issued and outstanding that were held by approximately 475 stockholders of record, 10,448,470 shares of our Class B Common Stock issued and outstanding that were held by approximately 4 stockholders of record, and 1,437,572 shares of our Class C Common Stock issued and outstanding that were held by approximately 6 stockholders of record. Stockholders of record as of the close of business on the record date are entitled to one vote for each share of Common Stock (regardless of class) then held.

How do I vote?

You may vote by mail.  You may vote by mail by signing your proxy card and mailing it in the enclosed, prepaid and self-addressed envelope. Holders of Class A Common Stock should vote those shares on the WHITE proxy card, holders of Class B Common Stock should vote those shares on the GREEN proxy card and holders of Class C Common Stock should vote those shares on the BLUE proxy card.

You may vote in person at the Special Meeting.  Written ballots will be passed out to anyone who wants to vote at the Special Meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

How many shares must be represented to have a quorum?

The holders of a majority of the total shares of our Common Stock outstanding on the record date, whether present at the Special Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The shares held by each stockholder who signs and returns the enclosed form of proxy card will be counted for the purposes of determining the presence of a quorum at the Special Meeting, whether or not the stockholder abstains on all matters or any matter to be acted on at the meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

How many votes are required to approve the proposals?

For Proposals I and II, the affirmative vote of the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class will be required to approve each proposal.

For Proposal III, the affirmative vote of each of the following will be required to approve such proposal: (i) the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class, (ii) the holders of a majority of the votes attributable to the then outstanding shares of Class B Common Stock voting separately as a class and (iii) the holders of a majority of the votes attributable to the then outstanding shares of Class C Common Stock voting separately as a class. Because approval of Proposal III and filing of the

Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware would result in the elimination of our Class B Common Stock and Class C Common Stock, our current certificate of incorporation and Delaware law requires that we obtain the additional approval of the holders of a majority of the shares of Class B Common Stock and Class C Common Stock voting separately as classes.

For Proposals IV, V, VI and VII, the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote will be required to approve each of these proposals.

Abstentions and broker non-votes are not counted in the tally of votes “FOR” or “AGAINST” a proposal. As a result, abstentions and broker non-votes will have the same effect as a vote “AGAINST” each of the proposals.

Are any of the proposals dependent on the approval by the stockholders of the other proposals?

Proposal I is not dependent on the approval by the stockholders of any of the other proposals.

Proposal II is dependent on the approval by the stockholders of Proposal I. If Proposal I is not approved by the stockholders then the amendment described in Proposal II will not be implemented regardless of whether Proposal II is approved by the stockholders.

Proposal III is dependent on the approval by the stockholders of Proposals I and II. If both Proposals I and II are not approved by the stockholders then the amendment described in Proposal III will not be implemented regardless of whether Proposal III is approved by the stockholders.

Proposal IV is dependent on the approval by the stockholders of Proposals  I, II, III, V and VI. If all of Proposals I, II, III, V and VI are not approved by the stockholders then the transaction described in Proposal IV will not be consummated regardless of whether Proposal IV is approved by the stockholders.

Proposal V is dependent on the approval by the stockholders of Proposals I, II, III, IV and VI. If all of Proposals I, II, III, IV and VI are not approved by the stockholders then the transaction described in Proposal V will not be consummated regardless of whether Proposal V is approved by the stockholders.

Proposal VI is dependent on the approval by the stockholders of Proposals I, II, III, IV and V. If all of Proposals I, II, III, IV and V are not approved by the stockholders then the transaction described in Proposal VI will not be consummated regardless of whether Proposal VI is approved by the stockholders.

Proposal VII is dependent on the approval by the stockholders of Proposals I and II. If both Proposals I and II are not approved by the stockholders then the amendment described in Proposal VII will not be implemented regardless of whether Proposal VII is approved by the stockholders.

What happens if one or more of our proposals are not approved by the stockholders?

If Proposal I is not approved by the stockholders, then regardless of whether Proposals II, III, IV, V, VI or VII are approved by the stockholders, we will not be able to consummate the private placement or the acquisition of the Rand business on the terms currently contemplated in the Private Placement Agreements and the Rand stock purchase agreement and we may not be able to increase the shares available under the 2004 Incentive Plan.

If Proposal II is not approved by the stockholders, then regardless of whether Proposals I, III, IV, V, VI or VII are approved by the stockholders, we will not be able to consummate the private placement or the acquisition of the Rand business on the terms currently contemplated in the Private Placement Agreements and the Rand stock purchase agreement and we may not be able to increase the shares available under the 2004 Incentive Plan.

If Proposal III is not approved by the stockholders, then regardless of whether Proposals I, II, IV, V, VI or VII are approved by the stockholders, we will not be able to consummate the private placement on the terms currently contemplated in the Private Placement Agreements because we would not have the shares of Class D Common Stock available for issuance. If Proposal III is not approved, we may still have enough shares of Class A Common Stock available for consummation of the Rand acquisition on the terms currently contemplated in the Rand stock purchase agreement.

If either Proposal IV or Proposal V is not approved by the stockholders, then regardless of whether Proposals I, II, III, VI or VII are approved by the stockholders, we will not be able to consummate the private placement on the terms currently contemplated in the Private Placement Agreements. We would be permitted to consummate the acquisitions of the Rand and On Line businesses, but we would need to find sources of funding sufficient to pay the purchase prices for these businesses from sources other than the private placement and there is no guarantee that we would either be able to find alternative financing sources on terms acceptable to us or find them timely enough to continue with the acquisitions as presently negotiated. If either Proposal IV or Proposal V is not approved, we will not consummate the purchase of shares of our Class B Common Stock from Brantley Capital.

If Proposal VI is not approved by the stockholders, then regardless of whether Proposals I, II, III,IV, V or VII are approved by the stockholders, we will not be able to consummate the acquisition of the Rand business on the terms currently contemplated. We would also not be able to consummate the private placement on the terms currently contemplated by the Private Placement Agreements, since the Rand acquisition is a condition precedent to the private placement. We would be permitted to consummate the acquisition of the On Line business, but we would need to find sources of funding sufficient to pay the purchase price for this business from sources other than the private placement and there is no guarantee that we would either be able to find alternative financing sources on terms acceptable to us or find them timely enough to continue with the acquisition as presently negotiated. If Proposal VI is not approved and as a result the private placement is not consummated, we will not consummate the purchase of shares of our Class B Common Stock from Brantley Capital.

The failure of any of Proposals I, II, III, IV, V or VI would make if more difficult for us to continue to pursue our strategic plan through the identification of acquisition targets.

Unless each of Proposals I, II, III, IV, V and VI are approved and the private placement is ready to be consummated, we will not file the Second Amended and Restated Certificate of Incorporation.

If Proposal VII is not approved by the stockholders, then it would have no impact on our ability to consummate the private placement or the acquisitions of the Rand and On Line businesses (assuming that Proposals I, II, III, IV, V and VI are approved). However, it would make it more difficult for us to attract and retain key employees.

What does signing the proxy card mean?

When you sign the proxy card, you appoint each of Terrence L. Bauer and Stephen H. Murdock as your proxy to vote your shares of Common Stock at the Special Meeting and at all adjournments or postponements of the Special Meeting. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given. Other than the proposals described in this Proxy Statement, we do not know of any other matters that will be considered at the Special Meeting. Execution of a proxy card, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy on other business, if any, that may properly come before the Special Meeting or any adjournment or postponement thereof.

What if I return my proxy card but do not provide voting instructions?

If you sign and return your proxy card, but do not include instructions, your proxy will be voted “FOR” each of the five proposals.

Do I need to vote all of my shares in the same manner?

Stockholders may vote part of their shares “FOR” a proposal and refrain from voting some or all of the remaining shares or, may vote some or all of the remaining shares “AGAINST” the proposal. If you execute a proxy card and do not affirmatively specify the number of shares that you are voting, the proxy may be voted with respect to all shares that you are entitled to vote at the Special Meeting.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card (or grant your proxy to another person) and do not show up in person at the Special Meeting to vote your shares, then your shares will not be voted at the Special Meeting. If your shares are held in “street name” (i.e., in the name of your brokerage firm), your brokerage firm may not vote your shares for any of the proposals without affirmative instructions from you regarding the manner in which the votes for your shares should be cast.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers or that you own shares of more than one class of our Common Stock. Please sign and return all proxy cards to ensure that all your shares are voted. Holders of Class A Common Stock should vote those shares on the WHITE proxy card, holders of Class B Common Stock should vote those shares on the GREEN proxy card and holders of Class C Common Stock should vote those shares on the BLUE proxy card. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service. We will separately mail GREEN and BLUE proxy cards to holders of shares of Class B Common Stock and Class C Common Stock.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•	Sending written notice to our Corporate Secretary at 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076;

•	Signing and returning another proxy with a later date; or

•	Attending the Special Meeting, revoking your proxy, and voting in person. Attendance at the Special Meeting will not, in itself, constitute revocation of a proxy.

What happens if the Special Meeting is postponed or adjourned?

If the Special Meeting is postponed or adjourned for any reason, including permitting the further solicitation of proxies, at any subsequent reconvening of the meeting all proxies will be voted in the same manner as they would have been voted at the original Special Meeting. However, as described above, you may revoke your proxy and change your vote at any time before the polls are closed at the reconvened meeting.

Who can help answer my questions?

If you have questions about any of the proposals or about how to vote or direct a vote in respect of your Common Stock, you may write or call us at 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076, (678) 832-1800, Attention: Corporate Secretary.

FORWARD LOOKING STATEMENTS

Certain statements in this Proxy Statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and collectively, with the Securities Act, the “Acts”). Forward-looking statements include statements preceded by, followed by or that include the words “may”, “will”, “would”, “could”, “should”, “estimates”, “predicts”, “potential”, “continue”, “strategy”, “believes”, “anticipates”, “plans”, “expects”, “intends” and similar expressions. Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements.

The forward-looking statements in this Proxy Statement are based on current beliefs, estimates and assumptions concerning the operations, future results, and our prospects and those of our affiliated companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results, including, without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, the loss of major customers, increases in labor and employee benefit costs, the failure to obtain continued forbearance on our revolving lines of credit as a result of a default on our financial covenants, increases in interest rates on our indebtedness as well as general market conditions, competition and pricing, integration of business and operations and the success of our business strategies, and failure to obtain approval of some or all of the proposals presented at the Special Meeting. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

SUMMARY

This summary discusses the material items of each of the proposals which are also described elsewhere in this Proxy Statement. You should carefully read this entire Proxy Statement and the other documents to which this Proxy Statement refers you. See “Where You Can Find More Information.”

The Amendments to Our Certificate Of Incorporation

Our certificate of incorporation currently authorizes the issuance of up to 117,000,000 shares of capital stock, consisting of (i) 97,000,000 shares of common stock, of which 70,000,000 shares are designated as Class A Common Stock, 25,000,000 shares are designated as Class B Common Stock and 2,000,000 shares are designated as Class C Common Stock and (ii) 20,000,000 shares of preferred stock.

Our board of directors has approved, subject to stockholder approval, amendments to our certificate of incorporation to (i) create a new class of common stock, the Class D Common Stock, and designate its rights and preferences and (ii) increase the number of authorized shares of our capital stock to 370,000,000 shares, consisting of (A) 350,000,000 shares of common stock, of which 300,000,000 shares are designated as Class A Common Stock and 50,000,000 shares are designated as Class D Common Stock and (B) 20,000,000 shares of preferred stock. The authorized shares of Class B Common Stock and Class C Common Stock would be eliminated as a result of the condition to consummation of the private placement that the holders of all such shares convert to shares of Class A Common Stock or we acquire and retire all such shares.

The Class D Common Stock will have the following rights and preferences:

•	The holders of the Class D Common Stock will have priority in certain distributions made to the other holders of Common Stock. The holders of the shares of Class D Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, will be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to 9% per annum on the Class D issuance amount, without compounding, from the date the Class D Common Stock is first issued. However, we will be restricted in our certificate of incorporation from paying any distribution in cash to the holders of the Class D Common Stock for as long as the senior credit facility with Wells Fargo Foothill, Inc. is outstanding.

•	In addition to receiving any accrued but unpaid distributions described above, the holders of the Class D Common Stock will have the right to receive distributions pari passu with the holders of the shares of the Class A Common Stock, assuming for purposes of such calculation that each share of Class D Common Stock represented one share of Class A Common Stock (subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation).

•	The holders of a majority of the Class D Common Stock will have the ability to authorize any payment that might otherwise be considered a distribution for purposes of our certificate of incorporation to be excluded from the distribution priority provisions described above.

•	Each share of Class D Common Stock will be entitled to one vote. The Class D Common Stock will vote together with all other classes of our Common Stock and not as a separate class, except as otherwise required by law or in the event of certain actions adversely affecting the rights and preferences of the Class D Common Stock as more fully specified in our certificate of incorporation.

•	At the option of each holder of Class D Common Stock, exercisable at any time and from time to time by notice to us, each outstanding share of Class D Common Stock held by such holder will convert into a number of shares of Class A Common Stock equal to the “Class D Conversion Factor” in effect at the time such notice is given. The Class D Conversion Factor will initially be one share of Class A Common Stock for each share of Class D Common Stock, subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation.

A copy of our form of Second Amended and Restated Certificate of Incorporation, which reflects the changes to our certificate of incorporation that will be made as a result of each of the amendments proposed herein in connection with Proposals I, II and III, is attached to this Proxy Statement as Annex D.

Unless each of Proposals I, II, III, IV, V and VI are approved and the private placement is ready to be consummated, we will not file the Second Amended and Restated Certificate of Incorporation.

As of our record date, October 20, 2006, there were 12,788,776 shares of our Class A Common Stock, 10,448,470 shares of our Class B Common Stock and 1,437,572 shares of our Class C Common Stock outstanding.

In the event that Proposals I, II, III, IV, V and VI are approved by our stockholders at the Special Meeting, we will file the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and consummate the private placement by (i) issuing shares of our Class D Common Stock to Phoenix and Brantley IV, (ii) reserving shares of our Class A Common Stock for issuance under the warrants issued to Phoenix and (iii) reserving shares of our Class A Common Stock for issuance upon conversion of the Class D Common Stock. Assuming that Proposal VII is also approved, we will reserve additional shares of our Class A Common Stock for issuance under our 2004 Incentive Plan. Upon consummation of the Rand acquisition we will issue the required number of shares of Class A Common Stock to satisfy our obligations under the Rand stock purchase agreement. We will also reserve a sufficient number of shares of our Class A Common Stock to satisfy the conversion of our other then outstanding convertible securities.

The additional shares of Common Stock authorized by the amendments to our certificate of incorporation could also be used at the direction of our board of directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business or a split or dividend on then outstanding shares of our capital stock. The holders of Common Stock do not presently have any preemptive rights to subscribe for any of our securities and holders of our Common Stock will not have any such rights for the additional shares of Common Stock to be authorized. Any future issuances of authorized shares of Common Stock may be authorized by our board of directors without further action by the stockholders, unless required by law. However, as noted above, Sections 712 and 713 of the AMEX Company Guide would require us to seek stockholder approval prior to any issuance of our Class A Common Stock (or securities convertible into our Class A Common Stock) in connection with an acquisition or direct issuance by us that could result in an increase by 20% or more in the number of our outstanding shares of Class A Common Stock if shares are issued at a discount to market value.

Although our board of directors will issue capital stock only when required or when the board of directors considers such issuance to be in our best interests, the issuance of additional Common Stock or preferred stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our stockholders. Also, since Delaware law requires the vote of a majority of shares of each class of capital stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the board of directors to issue shares to persons supportive of management. Such persons might then be in a position to vote to prevent a proposed business combination that is deemed unacceptable to the board of directors, although deemed to be desirable by some stockholders, including, potentially, a majority of stockholders. Taking such an action could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of our directors to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock or preferred stock could discourage unsolicited business combination transactions that might otherwise be desirable to our stockholders.

Except for (i) shares of our Common Stock which may be issued in connection with the private placement, (ii) shares of our Common Stock reserved for issuance under our stock option plans, (iii) shares of our Common Stock which we would be required to issue upon the exercise of outstanding warrants (including warrants to be issued in connection with the private placement, if approved by the stockholders), (iv) shares of our Common Stock which we would be required to issue upon conversion of our outstanding convertible notes, (v) shares of our Common Stock to be issued in connection with the Rand acquisition, and (vi) shares of our Common Stock that may be issuable upon the conversion of outstanding shares of Common Stock, the board of directors has no current plans to issue additional shares of our Common Stock or preferred stock. However, our board of directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the board of directors, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the proposed amendments to our certificate of incorporation.

Sources and Uses of Funds

Below is a summary of the sources and uses of funds in connection with the transactions described in this Proxy Statement, followed by a description of each of the referenced sources and uses:

Source	Amount

New senior secured revolver	$2,000,000
New senior secured term loan A	$4,500,000
New senior secured acquisition facility	$10,000,000
Issuance of Class D Common Stock to Brantley IV and Phoenix	$4,650,000
Issuance of senior unsecured subordinated promissory note to Phoenix	$3,350,000
Unsecured subordinated promissory note to stockholders of Rand	$1,365,333
Unsecured subordinated promissory note to stockholders of On Line	$833,981
Issuance of Class A Common Stock to stockholders of Rand	$600,000

Total	$27,299,314

Use	Amount

Payoff of existing senior secured revolver	$1,247,042
Acquisition of Rand	$9,365,333
Acquisition of On Line	$3,310,924
Acquisition of Class B Common Stock owned by Brantley Capital	$482,435
Future acquisitions	$10,000,000
Fees and expenses	$1,080,000
Additional working capital	$1,813,580

Total	$27,299,314

New Senior Secured Credit Facility

We have entered into a non-binding letter of intent (a copy of which is attached as Annex O) with Wells Fargo Foothill, Inc. for the provision of a new senior secured credit facility in the aggregate principal amount of $16,500,000, consisting of a $2,000,000 revolving loan commitment, a $4,500,000 term loan and a $10,000,000 acquisition facility commitment available for future acquisitions. We are currently negotiating the definitive terms of the documentation for this credit facility. If we are unable to reach agreement on a credit facility with this lender, then we will seek to find another institutional lender to provide a credit facility on similar terms, but there is no guarantee that we will be able to find such a lender or be able to negotiate similar terms to such credit facility.

The Private Placement

We are seeking to raise $8,000,000 through a private placement transaction providing for the issuance of shares of our Class D Common Stock, issuance of our senior unsecured subordinated promissory notes and issuance of warrants to purchase shares of our Class A Common Stock. As specified above, the proceeds from this private placement, along with proceeds from senior bank financing and other funds available to us, will be used to fund a portion of the purchase price for the acquisitions of the Rand and the On Line businesses, our purchase of certain shares of our Class B Common Stock from Brantley Capital, to repay certain outstanding senior indebtedness and for general working capital purposes.

Pursuant to the terms of the Stock Purchase Agreement, Phoenix and Brantley IV will purchase, for an aggregate purchase price of $4,650,000, shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Pursuant to the terms of the Note Purchase Agreement, Phoenix will purchase, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes, due 2011, in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. The notes will bear interest at the combined rate of (x) 12% per annum payable in cash on a quarterly basis and (y) 2% per annum payable in kind (meaning that the accrued interest will be capitalized as principal) on a quarterly basis, subject to our right to pay such amount in cash. The warrants will be exercisable for five years from the date of issuance of the Warrant Certificate at $0.01 per share.

In connection with the private placement, the parties will enter into a registration rights agreement, pursuant to which the holders of a majority of the shares of Class A Common Stock issuable upon either conversion of the Class D Common Stock or the exercise of the warrants will have the right to require us to register their shares of Class A Common Stock under the Securities Act. The agreement allows them one right to demand that we register their shares of Class A Common Stock under the Securities Act on a registration statement filed with the SEC and unlimited rights to include (or “piggy-back”) the registration of their shares of Class A Common Stock on certain registration statements that we may file with the SEC for other purposes.

The Private Placement Agreements and the form of Warrant Certificate are attached hereto as Annexes A, B and N and the terms thereof are incorporated herein by reference. We recommend that you review these documents.

The Acquisitions

We have identified several acquisition opportunities to expand our business that are consistent with our strategic plan. We have recently signed definitive agreements for the acquisition of two of these targets. The first acquisition involves the purchase of all of the issued and outstanding capital stock of Rand. Rand is a full service billing agency, providing medical billing exclusively for anatomic and clinical pathology practices located in Simi Valley, California.

On September 8, 2006 we entered into a stock purchase agreement with Rand and the stockholder of Rand to purchase all of the issued and outstanding capital stock of Rand for an aggregate purchase price of $9,365,333, subject to adjustments conditioned upon future revenue results. A portion of the purchase price is payable by our issuance of such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the Rand acquisition. The remainder of the purchase price is payable in a combination of cash and the issuance of an unsecured subordinated promissory note in the original principal amount of $1,365,333. At the closing of the Rand acquisition, $6,800,000 of the purchase price will be paid in cash and the balance will be placed in escrow (including the shares of our Class A Common Stock) pending resolution of the purchase price adjustments and subject to claims, if any, for indemnification.

The second acquisition involves the purchase of all the issued and outstanding capital stock of the On Line businesses. On Line consists of two related companies, On Line Alternatives, Inc. (“OLA”) and On Line Payroll Services, Inc. (“OLP”).

OLA is an outsourcing company providing data entry, insurance filing, patient statements, payment posting, collection follow-up and patient refund processing to medical practices. Most of OLA’s customers are hospital-based physician practices including radiology, neurology and emergency medicine. Customers also include some other specialties as plastic surgery, family practice, internal medicine and orthopaedics. All billing functions are the responsibility of OLA, and include credentialing and accounts payable processing. OLA also has a group of contract transcriptionists who work out of their homes and OLA offers these services to clients as well.

OLP provides payroll processing services to small businesses, a few of which are also customers of OLA. OLP provides payroll services including direct deposit, time clock interface and tax reporting to clients in Alabama, Florida, Georgia, Louisiana, Mississippi, Tennessee and Texas.

On September 8, 2006 we entered into a stock purchase agreement with OLA, OLP and the stockholders of each of OLA and OLP to purchase all of the issued and outstanding capital stock of both OLA and OLP for an aggregate purchase price of $3,310,924, subject to adjustments conditioned upon future revenue results. The purchase price is payable in a combination of cash and the issuance of unsecured subordinated promissory notes. At the closing of the On Line acquisition, $2,476,943 of the purchase price will be paid in cash and the remainder through the issuance of an unsecured subordinated promissory note in the original principal amount of $833,981. We also have an option to pay up to $75,000 of the purchase price in the form of an additional unsecured promissory note in lieu of cash at the closing.

We plan to close these acquisitions simultaneous with the closing of the private placement and as soon as possible following the Special Meeting, assuming that Proposals I, II, III, IV, V and VI are approved by the stockholders. The stock purchase agreement relating to the Rand acquisition is attached hereto as Annex C and the stock purchase agreement relating to the On Line acquisition is attached hereto as Annex L, the terms of both of which are incorporated herein by reference. We recommend that you review these documents.

Purchase of our Class B Common Stock from Brantley Capital

On September 8, 2006 we entered into a purchase agreement with Brantley Capital to purchase all 1,722,983 shares of our Class B Common Stock owned by Brantley Capital at any time between now and December 31, 2006 for an aggregate purchase price of $482,435. Upon our acquisition of these shares of Class B Common Stock they will be retired in accordance with the terms of our certificate of incorporation. We plan to consummate this purchase simultaneous with the closing of the private placement. We anticipate using a portion of the proceeds from the private placement, along with proceeds from senior bank financing and other funds available to us, to fund the purchase price for our purchase of the shares of Class B Common Stock owned by Brantley Capital. A copy of the purchase agreement with Brantley Capital is attached hereto as Annex M and the terms thereof are incorporated herein by reference.

THE SPECIAL MEETING

The Special Meeting

We are furnishing this Proxy Statement to you as part of the solicitation of proxies by our board of directors for use at the Special Meeting in connection with the consideration of Proposals I, II, III, IV, V, VI and VII described herein. This Proxy Statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time, Place and Purpose

The Special Meeting of our stockholders will be held at 8:00 a.m. local time on          , November   , 2006 at our headquarters at 1805 Old Alabama Road, Roswell, Georgia 30076 to vote on Proposals I through VII as described herein.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock on the close of business on October 20, 2006, which is the record date for the Special Meeting. You will have one vote for each share of Common Stock you owned at the close of business on the record date.

As of the record date, there were 24,674,818 shares of Common Stock outstanding that were held by approximately 485 stockholders of record, including 12,788,776 shares of our Class A Common Stock issued and outstanding that were held by approximately 475 stockholders of record, 10,448,470 shares of our Class B Common Stock issued and outstanding that were held by approximately 4 stockholders of record, and 1,437,572 shares of our Class C Common Stock issued and outstanding that were held by approximately 6 stockholders of record. There are no outstanding shares of our preferred stock. Stockholders of record as of the close of business on the record date are entitled to one vote for each share of Common Stock (regardless of class) then held. With respect to

Proposal III, the holders of our Class B Common Stock and Class C Common Stock will be entitled to vote separately as classes and are entitled to one vote per share of such class or each class vote.

Quorum

The holders of a majority of the total shares of our Common Stock outstanding on the record date, whether present at the Special Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The shares held by each stockholder who signs and returns the enclosed form of proxy card will be counted for the purposes of determining the presence of a quorum at the Special Meeting, whether or not the stockholder abstains on all matters or any matter to be acted on at the meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the event that there are not sufficient votes for a quorum or to approve any proposals at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

Voting Your Shares

Each share of our Common Stock entitles you to one vote. Your proxy card shows the number of shares of our Common Stock that you own. If you receive more than one proxy card it means that you have multiple accounts at the transfer agent and/or with brokers or that you own shares of more than one class of our Common Stock.

There are two ways to vote your shares of our Common Stock at the Special Meeting:

•	You can vote by signing and returning the enclosed proxy card(s). Holders of Class A Common Stock should vote those shares on the WHITE proxy card, holders of Class B Common Stock should vote those shares on the GREEN proxy card and holders of Class C Common Stock should vote those shares on the BLUE proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted. If you vote by proxy card, your “proxy,” whose names are listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board of directors and special committee, “FOR” the approval of each of the proposals.

•	You can attend the Special Meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in “street name” (through a broker or other nominee), you must request a legal proxy from your broker in order to vote at the Special Meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about any of the proposals or about how to vote or direct a vote in respect of your Common Stock, you may write or call us at 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076, (678) 832-1800, Attention: Corporate Secretary.

Revoking Your Proxy

If you give a proxy, you may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•	Sending written notice to our Corporate Secretary at 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076;

•	Signing and returning another proxy with a later date; or

•	Attending the Special Meeting, revoking your proxy, and voting in person. Attendance at the Special Meeting will not, in itself, constitute revocation of a proxy.

Vote Required

For Proposals I and II, the affirmative vote of the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class will be required to approve each proposal. For Proposal III, the affirmative vote of each of the following will be required to approve such proposal: (i) the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class, (ii) the holders of a majority of the votes attributable to the then outstanding shares of Class B Common Stock voting separately as a class and (iii) the holders of a majority of the votes attributable to the then outstanding shares of Class C Common Stock voting separately as a class. Because approval of Proposal III and filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware would result in the elimination of our Class B Common Stock and Class C Common Stock, our current certificate of incorporation and Delaware law requires that we obtain the additional approval of the holders of a majority of the shares of Class B Common Stock and Class C Common Stock voting separately as classes. For Proposals IV, V, VI and VII, the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote will be required to approve each of these proposals. Abstentions and broker non-votes are not counted in the tally of votes “FOR” or “AGAINST” a proposal. As a result, abstentions and broker non-votes will have the same effect as a vote “AGAINST” each of the proposals.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the National Association of Securities Dealers (“NASD”), your broker may not vote your shares on any of the five proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum, and will have the effect of a vote “AGAINST” each of the proposals.

Cost of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, and personal solicitations by our directors, officers or employees. We reserve the right to hire an independent proxy solicitor in connection with the Special Meeting. No additional compensation will be paid for such solicitation unless we engage an independent proxy solicitor.

Stock Ownership

Of the 24,674,818 outstanding shares of our Common Stock entitled to vote at the Special Meeting, Brantley IV and its affiliates, who own approximately 44.8% of our outstanding Common Stock entitled to vote at the Special Meeting and approximately 83.5% of our outstanding Class B Common Stock entitled to vote at the Special Meeting, and our named executive officers and directors who directly own an aggregate of approximately 8.9% of our outstanding shares of Common Stock entitled to vote at the Special Meeting and 90.4% of our outstanding Class C Common Stock entitled to vote at the Special Meeting, have indicated that they intend to vote such shares “FOR” each of the five proposals set forth in this Proxy Statement. Assuming that they all vote their shares as indicated “FOR” each of the proposals, we will have a sufficient number of votes to approve each of the proposals.

PROPOSAL I
APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

Our board of directors has approved and is recommending to our stockholders for approval at the Special Meeting a proposal to increase the aggregate number of shares of our authorized capital stock from 117,000,000 shares to 370,000,000 shares, which includes an increase in the authorized shares of our Common Stock from 97,000,000 shares to 350,000,000 shares and leaves the number of authorized shares of our preferred stock at 20,000,000 shares. If the amendment to increase the number of authorized shares of our capital stock as set forth in Proposal I is approved by our stockholders at the Special Meeting and if Proposals II, III, IV, V and VI are approved and the private placement is ready to be consummated, we will amend and restate our certificate of incorporation in the manner provided in the form of Second Amended and Restated Certificate of Incorporation attached as Annex D. The form of Second Amended and Restated Certificate of Incorporation includes provisions for each of Proposals I, II and III and assumes that all three proposals will be approved by our stockholders. A vote “FOR” this proposal constitutes approval of the form of Second Amended and Restated Certificate of Incorporation as it relates to the increase in the number of shares of authorized stock, which additional shares will be designated as Common Stock. Because the implementation of Proposals I, II, III, IV, V and VI are interdependent, if Proposals I, II, III, IV, V and VI are not approved then we will not make any of the changes proposed in the form of Second Amended and Restated Certificate of Incorporation and will not file it with the Secretary of State of Delaware. In addition, we cannot complete any of the transactions contemplated by Proposals II, III, IV, V, VI or VII if this proposal is not approved by the stockholders at the Special Meeting, and in all likelihood will not be able to complete the Rand acquisition or the On Line acquisition.

The increase in the number of shares of authorized stock as reflected in Proposal I does not alter or change the powers, preferences, or special rights of the holders of shares of our existing Class A Common Stock, Class B Common Stock or Class C Common Stock.

Increase in the Number of Shares of Authorized Common Stock

The amendment to our certificate of incorporation will increase the aggregate number of shares of our authorized capital stock from 117,000,000 shares to 370,000,000 shares, which includes an increase in the authorized shares of our Common Stock from 97,000,000 shares to 350,000,000 shares and leaves the number of authorized shares of our preferred stock at 20,000,000 shares.

The board of directors recommends increasing the aggregate number of shares of our authorized capital stock in order to have a sufficient number of shares of our Common Stock available to issue the shares required under the Private Placement Agreements and the Warrant Certificate (see Proposals IV and V), in connection with the Rand acquisition (see Proposal VI) and in connection with the amendment to our 2004 Incentive Plan (see Proposal VII). Assuming the issuance of shares of our Common Stock in connection with the private placement is approved by our stockholders, we will be obligated to (i) create a new series of common stock, Class D Common Stock, and issue such number of shares of Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described below (see Proposal IV) but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital and (ii) reserve for issuance pursuant to exercise of warrants such number of shares of Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. In addition, we must also have shares available for issuance in connection with previously granted stock options and other stock based awards as well as any future grants under our 2004 Incentive Plan and our other option plans as well as our outstanding convertible notes and other existing convertible securities.

We may need additional shares of Class A Common Stock to reserve for the possible conversion of our Class B Common Stock and Class C Common Stock. The conversion factors for the Class B Common Stock and Class C

Common Stock fluctuate based on the market price of our Class A Common Stock. Based on recent trading prices for our Class A Common Stock, we may not currently have enough shares of Class A Common Stock to satisfy the conversion of all of the Class B Common Stock and Class C Common Stock should all holders of the Class B Common Stock and Class C Common Stock seek to exercise their conversion rights. As a condition to consummation of the private placement, Phoenix and Brantley IV are requiring that all holders of shares of Class B Common Stock and Class C Common Stock convert those shares to shares of Class A Common Stock, or that such shares of Class B Common Stock and Class C Common Stock otherwise be acquired by us and retired prior to consummation of the private placement. Due to the fluctuating nature of the conversion factors, management is unable to determine with certainty at this time how many shares of Class A Common Stock will be necessary to satisfy this conversion obligation and the conversion obligation in connection with the remainder of the Class B Common Stock and Class C Common Stock when and if such conversion right is exercised. The number of additional shares of Class A Common Stock requested in Proposal II (and included in the increase in authorized capital stock reflected in this proposal) represents management’s reasonable estimate of the number of shares of Class A Common Stock that would be required to satisfy these conversion obligations if the trading price of our Class A Common Stock does not decrease below $0.10 per share. The closing price of our Class A Common Stock on the record date, October 20, 2006, was $0.25 per share.

The following table provides details regarding the approximate number of shares of our Common Stock authorized, issued and outstanding and reserved as of the periods indicated. Treasury stock is not included in these figures.

	As of October 20, 2006(1)							Pro Forma Post Proposals(3)
	Total		Class A		Class B	Class C	Preferred	Total	Class A	Class B	Class C	Class D	Preferred

Authorized	117,000,000		70,000,000		25,000,000	2,000,000	20,000,000	370,000,000	300,000,000	—	—	50,000,000	20,000,000
Issued and outstanding	24,674,818		12,788,776		10,448,470	1,437,572	—	108,934,028	88,161,601	—	—	20,772,427	—
Reserved	57,211,224	(2)	57,211,224	(2)	—	—	—	34,098,189(4)	34,098,189(4)	—	—	—	—

(1)	Share numbers are prior to any of the amendments to our certificate of incorporation, prior to the consummation of the private placement and the Rand acquisition, and prior to any conversion or purchase and retirement of the outstanding shares of Class B Common Stock and Class C Common Stock.

(2)	Shares are reserved for issuance upon conversion of the Class B Common Stock and Class C Common Stock (at the closing price of our Class A Common Stock on the record date, $0.25 per share), conversion of outstanding notes (at the closing price of our Class A Common Stock on the record date, $0.25 per share), exercise of existing warrants, exercise of stock options under existing option grants and additional option grants under our 2004 Incentive Plan. The actual number of shares reserved as of the record date should be 90,336,262 shares; however, we do not presently have enough authorized shares of Class A Common Stock available to reserve all required shares.

(3)	Share numbers are based on approval of all of the proposals set forth in the Proxy Statement and consummation of the transactions described in this Proxy Statement, assuming that the closing price of our Class A Common Stock on such date is the same as it was on the record date.

(4)	Shares are reserved for issuance upon conversion of the Class D Common Stock issued pursuant to the Private Placement Agreements, exercise of the warrants issued pursuant to the Private Placement Agreements, exercise of existing warrants and exercise of stock options under existing option grants and additional option grants under our 2004 Incentive Plan as amended herein.

We have no current agreements, arrangements, or plans to issue additional shares of Common Stock other than as described above and in connection with the private placement, in connection with the acquisition of Rand and the other proposals in this Proxy Statement. We may need to issue additional shares of our Common Stock in the future to settle outstanding debts or liabilities, to attract or retain key employees, and to make future acquisitions.

The issuance of additional authorized shares of our Common Stock (other than through a stock split or a stock dividend) may dilute the voting power and equity interest of present stockholders. The holders of Common Stock do not presently have any preemptive rights to subscribe for any of our securities and holders of our Common Stock will not have any such rights for the additional shares of Common Stock to be authorized. Any future issuances of authorized shares of Common Stock may be authorized by our board of directors without further action by the stockholders, unless required by law. However, as noted above, Sections 712 and 713 of the AMEX Company Guide would require us to seek stockholder approval prior to any issuance of our Class A Common Stock (or securities convertible into our Class A Common Stock) in connection with an acquisition or direct issuance by us that could result in an increase by 20% or more in the number of our outstanding shares of Class A Common Stock if shares are issued at a discount to market value.

Although our board of directors will issue capital stock only when required or when the board of directors considers such issuance to be in our best interests, the issuance of additional Common Stock or preferred stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our stockholders. Furthermore, since Delaware law requires the vote of a majority of shares of each class of capital stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the board of directors to issue shares to persons supportive of management. Such persons might then be in a position to vote to prevent a proposed business combination that is deemed unacceptable to the board of directors, although deemed to be desirable by some stockholders, including, potentially, a majority of stockholders. Taking such an action could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of our directors to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock or preferred stock could discourage unsolicited business combination transactions that might otherwise be desirable to our stockholders.

Except for (i) shares of our Common Stock which may be issued in connection with the private placement, (ii) shares of Common Stock reserved for issuance under our stock option plans, (iii) shares of our Common Stock which we would be required to issue upon the exercise of outstanding warrants (including warrants to be issued in connection with the private placement, if approved by the stockholders), (iv) shares of our Common Stock which we would be required to issue upon conversion of our outstanding convertible notes, (v) shares of our Common Stock to be issued in connection with the Rand acquisition, and (vi) shares of our Common Stock that may be issuable upon the conversion of outstanding shares of Common Stock, the board of directors has no current plans to issue additional shares of our Common Stock or preferred stock. However, our board of directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the board of directors, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the proposed amendments to our certificate of incorporation.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the increase in the number of shares of our authorized capital stock, and we will not independently provide stockholders with any such right.

Required Stockholder Approval

The affirmative vote of the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class will be required to approve this proposal. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the increase in the number of shares of our authorized capital stock, as well as Proposals II, III, IV, V and VI such increase in the number of shares will become effective upon our filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which is expected to take place immediately prior to the consummation of the private placement and the Rand acquisition.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF OUR AUTHORIZED CAPITAL STOCK.

PROPOSAL II
APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

Our board of directors has approved and is recommending to our stockholders for approval at the Special Meeting a proposal to increase the number of shares of Class A Common Stock authorized and available for issuance from 70,000,000 shares to 300,000,000 shares. If the increase in the number of shares of authorized Class A Common Stock is approved and if Proposals I, III, IV, V and VI are approved and the private placement is ready to be consummated, we will amend and restate our certificate of incorporation to effect the increase in the manner provided in the form of Second Amended and Restated Certificate of Incorporation attached as Annex D, the terms of which are incorporated herein by reference. The form of Second Amended and Restated Certificate of Incorporation includes provisions for each of Proposals I, II and III and assumes that all three proposals will be approved by our stockholders. Because the implementation of Proposals I, II, III, IV, V and VI are interdependent, if Proposals I, II, III, IV, V and VI are not approved then we will not make any of the changes proposed in the form of Second Amended and Restated Certificate of Incorporation and will not file it with the Secretary of State of Delaware. A vote “FOR” this proposal constitutes approval of the form of Second Amended and Restated Certificate of Incorporation as it relates to the increase in the number of shares of authorized Class A Common Stock. We cannot complete the private placement or implement the amendment to our 2004 Incentive Plan and in all likelihood will not be able to complete the Rand or On Line acquisitions unless this proposal to increase the number of shares of authorized Class A Common Stock is approved by the stockholders at the Special Meeting.

The increase in the number of shares of authorized Class A Common Stock as reflected in Proposal II does not alter or change the powers, preferences, or special rights of the holders of our existing shares of Class A Common Stock, Class B Common Stock or Class C Common Stock.

Increase in the Number of Shares of Authorized Class A Common Stock

The amendment to our certificate of incorporation will increase the number of shares of authorized Class A Common Stock from 70,000,000 shares to 300,000,000 shares.

The board of directors recommends increasing the number of shares of our authorized Class A Common Stock in order to have a sufficient number of shares of our Class A Common Stock available to reserve for issuance upon conversion of the Class D Common Stock (see Proposal IV) and exercise of the warrants (see Proposal V) issued under the Private Placement Agreements and the Warrant Certificate, for issuance of the Class A Common Stock in connection with the Rand acquisition (see Proposal VI) and to reserve for issuance in connection with the amendment to our 2004 Incentive Plan (see Proposal VII). Assuming the issuance of shares of our stock in connection with the private placement is approved by our stockholders, we will be obligated to (i) initially reserve for issuance pursuant to conversion of the Class D Common Stock such number of shares of Class A Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described below but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital and (ii) reserve for issuance pursuant to exercise of warrants such number of Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. In addition, we must also have shares of Class A Common Stock available for issuance in connection with previously granted stock options and other stock based awards as well as any future grants under our 2004 Incentive Plan (particularly if Proposal VII is approved) and our other option plans as well as our outstanding convertible notes and other existing convertible securities.

We may need additional shares of Class A Common Stock to set aside for the possible conversion of our Class B Common Stock and Class C Common Stock. The conversion factors for the Class B Common Stock and Class C Common Stock fluctuate based on the market price of our Class A Common Stock. Based on recent trading prices for our Class A Common Stock, we may not currently have enough shares of Class A Common Stock to satisfy the conversion of all of the Class B Common Stock and Class C Common Stock should all holders of the Class B Common Stock and Class C Common Stock seek to exercise their conversion rights. As a condition to consummation of the private placement, Phoenix and Brantley IV are requiring that all holders of shares of Class B Common Stock and Class C Common Stock convert those shares to shares of Class A Common Stock, or that such shares of Class B Common Stock and Class C Common Stock otherwise be acquired by us and retired prior to or simultaneous with consummation of the private placement. Due to the fluctuating nature of the conversion factors, management is unable to determine with certainty at this time how many shares of Class A Common Stock will be necessary to satisfy this conversion obligation and the conversion obligation in connection with the remainder of the Class B Common Stock and Class C Common Stock when and if it is exercised. The number of additional shares of Class A Common Stock requested in this proposal (and included in the increase in authorized capital stock reflected in Proposal I) includes management’s reasonable estimation of the number of shares of Class A Common Stock that would be required to satisfy these conversion obligations if the trading price of our Class A Common Stock does not decrease below $0.10 per share. The closing price of our Class A Common Stock on the record date, October 20, 2006, was $0.25 per share.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the increase in the number of shares of authorized Class A Common Stock, and we will not independently provide stockholders with any such right.

Required Stockholder Approval

The affirmative vote of the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class will be required to approve this proposal. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the increase in the number of shares of authorized Class A Common Stock, as well as Proposals I, III, IV, V and VI, such increase in the number of shares will become effective upon our filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which is expected to take place immediately prior to the consummation of the private placement and the Rand acquisition.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED CLASS A COMMON STOCK.

PROPOSAL III
APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
CREATE THE CLASS D COMMON STOCK

Our board of directors has approved and is recommending to our stockholders for approval at the Special Meeting a proposal to designate 50,000,000 shares of our Common Stock as Class D Common Stock and to establish the rights and preferences of such shares.

If this proposal is approved and if Proposals I, II, IV, V and VI are approved and the private placement is ready to be consummated, we will amend and restate our certificate of incorporation to create the Class D Common Stock in the manner provided in the form of Second Amended and Restated Certificate of Incorporation attached as Annex D, the terms of which are incorporated herein by reference. The form of Second Amended and Restated Certificate of Incorporation includes provisions for each of Proposals I, II and III and assumes that all three proposals will be approved by our stockholders. Because the implementation of Proposals I, II, III, IV, V and VI are interdependent, if Proposals I, II, III, IV, V and VI are not approved then we will not make any of the changes proposed in the form of Second Amended and Restated Certificate of Incorporation and will not file it with the Secretary of State of Delaware. A vote “FOR” this proposal constitutes approval of the form of Second Amended and Restated Certificate of Incorporation as it relates to the designation of the Class D Common Stock and establishment of the rights and preferences related to such shares. We cannot complete the private placement unless this proposal to create the Class D Common Stock is approved at the Special Meeting.

Because approval of Proposal III and filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware would result in the elimination of our Class B Common Stock and Class C Common Stock, our current certificate of incorporation and Delaware law requires that we obtain the additional approval of the holders of a majority of the shares of Class B Common Stock and Class C Common Stock voting separately as classes.

Description of Our Existing Classes of Common Stock

Our existing certificate of incorporation currently authorizes three classes of common stock. The following is a summary of the terms of our existing Class A Common Stock, Class B Common Stock and Class C Common Stock. Except as set forth below, the Class B Common Stock and Class C Common Stock have the same rights and preferences as our Class A Common Stock.

Voting Rights

Each holder of Class A Common Stock, Class B Common Stock or Class C Common Stock is entitled to one vote with respect to each share of Class A Common Stock, Class B Common Stock or Class C Common Stock held by such holder (regardless of class). The Class A Common Stock, Class B Common Stock and the Class C Common Stock vote together as a single class on all matters, except as otherwise required by the Delaware General Corporation Law or in the event of certain actions adversely affecting the rights and preferences of the Class B Common Stock or Class C Common Stock as more fully specified in our certificate of incorporation.

Subject to the provisions of Section 242(b)(2) of the Delaware General Corporation Law, any term or provision of our certificate of incorporation may be amended, and the number of authorized shares of our capital stock may be increased or decreased, by the affirmative vote of holders of a majority of the votes attributable to the then outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock voting together as a single class. Notwithstanding the foregoing, our certificate of incorporation currently provides that so long as any shares of either the Class B Common Stock or Class C Common Stock are outstanding, the certificate of incorporation may not be amended without the approval of the holders of a majority of the outstanding shares of the Class B Common Stock and/or Class C Common Stock, as applicable, voting separately as a class if such amendment would limit or otherwise modify the powers, designations, preferences, privileges or relative, participating, optional or other special rights of such class, whether by amendment or modification of the certificate of incorporation, by operation of a merger or combination or otherwise. However, the certificate of incorporation does provide that the number of authorized shares of any class or classes of capital stock may be increased or decreased (but not below the number of shares then outstanding) by affirmative vote of the holders of a majority of the votes attributable to then outstanding shares of Common Stock voting together as a single class. Therefore, no separate class vote would be required in this instance with respect to the increases in shares of authorized capital stock and authorized Class A Common Stock set forth in Proposals I and II. However, a separate class vote of the holders of the shares of Class B Common Stock and Class C Common Stock is required in connection with Proposal III because the creation of the Class D Common Stock in accordance with the terms of the form of Second Amended and Restated Certificate of Incorporation requires the elimination of the Class B Common Stock and Class C Common Stock.

Distributions

Subject to the terms of any preferred stock that our board of directors has the authority to designate and issue in the future, all distributions made by us to our stockholders shall be made to the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock in the following order of priority:

•	First, the holders of the shares of Class B Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, are entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $1.15, plus an amount equal to nine percent (9%) per annum on such amount, without compounding, from the date the Class B Common Stock was first issued.

•	Second, the holders of the shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, are entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $3.30. After the full required distributions have been made to the holders of shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock) as described in the previous sentence, each share of Class C Common Stock then outstanding must be retired and may not be reissued, and the holder thereof must surrender the certificates evidencing the shares to us.

•	Third, after the full distributions have been made to the holders of the shares of Class B Common Stock and Class C Common Stock as described above, all holders of the shares of Class A Common Stock and Class B Common Stock, as a single class, are thereafter entitled to receive all remaining distributions pro rata based on the number of outstanding shares of Class A Common Stock or Class B Common Stock held by each holder, provided that for purposes of such remaining distributions, each share of Class B Common Stock shall be deemed to have been converted into one share of Class A Common Stock (subject to adjustment of such conversion ration in respect of stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation).

All such distributions must be made ratably among the holders of the class of Common Stock in question, based on the number of shares of such class held or deemed to be held by such holders.

Certain events, however, are not considered a distribution for purposes of determining the priority of distributions described above. Such events include: (a) any redemption or repurchase by us of any shares of Class A Common Stock or Class B Common Stock pursuant to the provisions of any other agreement with any of our or our subsidiaries’ directors, officers or employees, (b) any subdivision or increase in the number of (by stock split, stock dividend or otherwise), or any combination in any manner of, the outstanding shares of Class A Common Stock or Class B Common Stock in accordance with our certificate of incorporation, (c) a merger, share exchange or consolidation after the consummation of which our stockholders immediately prior to such merger, share exchange or consolidation effectively have the power to elect a majority of the board of directors of the surviving corporation or its parent corporation and (d) any other distribution, redemption, repurchase or other action at any time when there is any share of Class B Common Stock outstanding if the holders of a majority of the shares of Class B Common Stock then outstanding determine that such distribution, redemption, repurchase or other action shall not constitute a distribution for purposes of the above.

If our sale or liquidation occurs, or if we enter into a merger or business combination, the liquidation and distribution preferences of the Class B Common Stock and Class C Common Stock would result in the holders of Class B Common Stock and Class C Common Stock receiving a greater portion of the proceeds of such a transaction than such holders would be entitled to if the proceeds were allocated to holders of common stock pro rata based on their portion of our total equity. That is, in a sale, liquidation, merger or business combination, the payment of the preferences described above means that holders of Class B Common Stock and Class C Common Stock receive a share of the proceeds first, and then any remaining proceeds are divided among all of the shareholders of all classes of common stock. For example, if we were sold for a price at or near the amount of the preferences owed to holders of Class B and Class C Common Stock, there could be little or nothing left for distribution to holders of Class A Common Stock after such preferences are paid.

Conversion

Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the conversion. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of $1.15 per share, plus an amount equal to nine percent (9%) per annum on such amount, without compounding, from the date the Class B Common Stock was first issued to the date of conversion. The conversion factor is calculated based on a number equal to one plus the quotient of $1.15, plus 9% per annum (not compounded), divided by the fair market value (which is determined by reference to the prices at which Class A Common Stock trades immediately prior to the conversion). Therefore, so long as the Class B Common Stock has not yet received a full return of its $1.15 and a 9% rate of return, if the market value of a share of Class A Common Stock increases, a share of Class B Common Stock will convert into fewer shares of Class A Common Stock, and if the market value of Class A Common Stock shares decreases, a share of Class B Common Stock will convert into more shares of Class A Common Stock. As of the record date, the current conversion factor is 6.364482191781 (one share of Class B Common Stock converts into 6.364482191781 shares of Class A Common Stock), and is subject to adjustment to account for anti-dilution protection, stock splits, stock dividends and certain other actions as more fully specified in our certificate of incorporation.

Holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the conversion. The conversion factor is designed initially to yield one share of Class A Common Stock per share of Class C Common Stock converted, with the number of shares of Class A Common Stock reducing to the extent that distributions are paid on the Class C Common Stock. The conversion factor is calculated as (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (y) $3.30. As of the record date, the current conversion factor is one (one share of Class C Common Stock converts into one share of Class A Common Stock) and is subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock.

Notwithstanding the Class C Common Stock conversion formula described above, if the fair market value used in determining the conversion factor for the Class B Common Stock in connection with any conversion of Class B Common Stock is less than $3.30 (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock), holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock (within 10 days of receipt of notice of the conversion of the Class B Common Stock) into a number of shares of Class A Common Stock equal to (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C common stock divided by (y) the fair market value used in determining the conversion factor for the Class B Common Stock. The aggregate number of shares of Class C Common Stock so converted by any holder shall not exceed a number equal to (a) the number of shares of Class C Common Stock held by such holder immediately prior to such conversion plus the number of shares of Class C Common Stock previously converted into Class A Common Stock by such holder multiplied by (b) a fraction, the numerator of which is the number of shares of Class B Common Stock converted at the lower price and the denominator of which is the aggregate number of shares of Class B Common Stock issued on December 15, 2004. Assuming conversion of the shares of Class B Common Stock at $0.25 on the record date, the conversion factor would be 13.2 (one share of Class C Common Stock converts into 13.2 shares of Class A Common Stock).

Rights and Preferences of the Class D Common Stock

Except as set forth below, the Class D Common Stock will have the same rights and preferences as our Class A Common Stock:

•	The holders of the Class D Common Stock will have priority in certain distributions made to the other holders of Common Stock. The holders of the shares of Class D Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, will be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to 9% per annum on the Class D issuance amount, without compounding, from the date the Class D Common Stock is first issued. However, we will be restricted in our certificate of incorporation from paying any distribution in cash to the holders of the Class D Common Stock for as long as the senior credit facility with Wells Fargo Foothill, Inc. is outstanding.

•	In addition to receiving any accrued but unpaid distributions described above, the holders of the Class D Common Stock will have the right to receive distributions pari passu with the holders of the shares of the Class A Common Stock, assuming for purposes of such calculation that each share of Class D Common Stock represented one share of Class A Common Stock (subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation).

•	The holders of a majority of the Class D Common Stock will have the ability to authorize any payment that might otherwise be considered a distribution for purposes of our certificate of incorporation to be excluded from the distribution priority provisions described above.

•	Each share of Class D Common Stock will be entitled to one vote. The Class D Common Stock will vote together with all other classes of our Common Stock and not as a separate class, except as otherwise required by law or in the event of certain actions adversely affecting the rights and preferences of the Class D Common Stock as more fully specified in our certificate of incorporation.

•	At the option of each holder of Class D Common Stock, exercisable at any time and from time to time by notice to us, each outstanding share of Class D Common Stock held by such investor will convert into a number of shares of Class A Common Stock equal to the “Class D Conversion Factor” in effect at the time such notice is given. The Class D Conversion Factor will initially be one share of Class A Common Stock for each share of Class D Common Stock, subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation.

A copy of the form of Second Amended and Restated Certificate of Incorporation including the amendments proposed herein is attached to this Proxy Statement as Annex D. The form of Second Amended and Restated Certificate of Incorporation eliminates the terms of the Class B Common Stock and the Class C Common Stock because it is a condition to closing of the private placement that all of these shares are either converted into shares of Class A Common Stock or purchased by us and retired. Therefore, approval of Proposal III would result in elimination of the Class B Common Stock and the Class C Common Stock.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the designation of the Class D Common Stock and the establishment of the rights and preferences with respect to such shares, and we will not independently provide stockholders with any such right.

Required Stockholder Approval

The affirmative vote of each of the following will be required to approve this proposal: (i) the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class, (ii) the holders of a majority of the votes attributable to the then outstanding shares of Class B Common Stock voting separately as a class and (iii) the holders of a majority of the votes attributable to the then outstanding shares of Class C Common Stock voting separately as a class. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the creation of the Class D Common Stock, subject to approval by the stockholders of Proposals I, II and IV, it will become effective upon our filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which is expected to take place immediately prior to the completion of the private placement.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF THE CREATION OF THE CLASS D COMMON STOCK.

BACKGROUND FOR PROPOSALS IV, V AND VI RELATING TO
THE ISSUANCE OF ADDITIONAL SHARES OF OUR STOCK

Due to the interrelated nature of each of the contemplated transactions to be consummated by us if Proposals IV, V and VI are approved, each transaction must also be understood in order to fully understand each of the other transactions. The following background material regarding the private placements, the acquisitions and related matters is subject to and qualified in its entirety by reference to each of the Private Placement Agreements, the form of Warrant Certificate, the Rand stock purchase agreement, the On Line stock purchase agreement and the purchase agreement regarding the purchase of Class B Common Stock from Brantley Capital, copies of which are attached as Annexes A, B, N, C, L and M, respectively, to this Proxy Statement and the terms of which are incorporated into this Proxy Statement by reference.

General

At a meeting of the board of directors held on March 31, 2005, at which all board members were present, management presented an analysis of the strengths, weaknesses, opportunities and threats of each of the surgery center, physician billing and collection, ASP software and physician practice management businesses. The discussion included an analysis of current operations and new business and growth opportunities. After a lengthy discussion, the board determined that the strategy of the business would be to focus on the billing and collection business and to look at strategic alternatives for the ASP and surgery center businesses. The board also instructed management to look at reducing costs associated with the corporate infrastructure.

At our board meeting held on April 11, 2005, at which all board members were present, Mr. Cascio led a discussion on the strategic alternatives discussed at the March meeting and our strategic plan was further refined and management was directed to proceed with the implementation of this plan.

In April 2005, we announced the initiation of a strategic plan designed to accelerate our growth and enhance our future earnings potential. The plan was to focus on our strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this strategic plan, we announced that we would begin to divest certain non-strategic assets. In addition, we announced that we would cease investment in business lines that do not complement our strategic plan and would redirect financial resources and company personnel to areas that we believe enhance long-term growth potential.

During the summer of 2005 in furtherance of our acquisition strategy, we engaged an investment banking firm to help us identify acquisition targets in the billing and collection services industry. At board meetings held on June 1, 2005 and August 16, 2005, at which all board members were present (other than Messrs. LeBlanc and McIntosh, who were absent from the August 16, 2005 meeting), management reported to the board on the progress of the implementation of our strategic plan. In particular, the board engaged in a discussion of acquisition opportunities and directed management to establish parameters for potential acquisitions. At the August meeting, management presented a proposed engagement letter with Stephens, Inc. to serve as an investment banker to assist us in raising additional capital to help finance our potential acquisitions. After discussion, the board directed management to engage in discussions with a number of investment banking firms to ensure that we engaged a firm that would be most beneficial to us throughout this process.

In the third quarter of 2005, we successfully completed the consolidation of corporate functions into our Roswell, Georgia facility and also completed a series of divestitures of non-strategic assets in late 2005 and early 2006. With the completion of these divestitures, we believe that we are now positioned to focus on our physician services business and the physician billing and collections market, leveraging our existing presence to expand into additional geographic regions and increase the range of services we provide to physicians. Part of this strategy is to acquire financially successful billing companies focused on providing services to hospital-based physicians and increasing sales and marketing efforts in existing markets.

We determined that any acquisitions would require additional capital, and, in November 2005, we made a determination to explore potential sources of financing. At that time we engaged the investment banking firm of Stephens, Inc. to help us identify sources of financing, as well as help us structure the financing required for us to complete potential acquisitions. At our board meeting held on November 15, 2005, at which all board members were present, management provided the board with a presentation provided by Stephens, Inc. as well as an engagement letter. After discussion the board unanimously approved the hiring of Stephens, Inc.

Acquisitions

In December 2005 we engaged a consultant to provide us with introductions to other potential acquisition targets. As a result of both the investment banker and consultant, introductions to management at Rand and the On

Line businesses were made in December 2005 and January 2006 and we began the diligence process with respect to these businesses.

During the first and second quarters of 2006 we identified a number of potential acquisition candidates in the physician billing and collection businesses. We approached several of these candidates regarding a potential acquisition and were able to come to an agreement in principle with two of these businesses. In January 2006 we negotiated a non-binding letter of intent with the owners of the On Line businesses, and after conducting our diligence investigations into their financial, legal and business operations, we began negotiating definitive agreements. Likewise, in March 2006, we negotiated a non-binding letter of intent with the owner of the Rand business, and after conducting our diligence investigations into their financial, legal and business operations, we began negotiating definitive agreements. These negotiations resulted in our execution of the Stock Purchase Agreement, dated September 8, 2006, with the stockholder of Rand and the Stock Purchase Agreement, dated September 8, 2006, with the stockholders of the On Line businesses. While these businesses do not represent the only acquisition candidates with which management negotiated and conducted diligence investigations, they represent the businesses that management was most desirous of acquiring at this time.

At meetings of the board of directors on March 3, 2006 and March 17, 2006, at which all board members were present (other than Mr. Finn who was absent from the March 3, 2006 meeting) the board engaged in discussions regarding our strategic plan. At the March 3, 2006 meeting, Stephens, Inc. led a presentation to the board reviewing our proposed capital raise, discussion of the process, strategy and potential acquisitions as well as discussed a partial list of potential investors. At the March 17, 2006 meeting, management led a discussion regarding potential acquisition opportunities including Rand and On Line as well as provided an investor presentation prepared by management and Stephens for use in connection with the capital raise.

The board held a meeting on May 12, 2006, at which all board members were present, to discuss the progress with the proposed acquisitions of the Rand and On Line businesses. Management identified the principal financial terms of the proposed transactions and the board engaged in a discussion of these terms. In addition, management updated the board on the current status of the private placement, including identifying potential investors contacted and their responses. The board directed management to solicit proposals from firms regarding a fairness opinion and to report back to the board.

Private Placements

During the time that management was negotiating with the owners of Rand and On Line, management, with the assistance of Stephens, identified potential investors to approach with respect to providing financing for our ongoing business operations and these potential acquisitions.

At the board meeting held on July 19, 2006, at which all board members were present, management reviewed the process and the numerous discussions and meetings that management had with potential investors. The board was advised that management had received a term sheet relating to an investment by Phoenix and Brantley IV. The terms of the proposed investment were presented to the board. The board discussed the terms of the proposed private placement in detail as well as the status of discussions with other potential investors.

Because of the affiliation of Messrs. Cascio and Finn with Brantley IV, and because Phoenix is a limited partner of Brantley IV, our board of directors appointed a special committee of the board of directors to consider all aspects of the negotiation and approval of the Private Placement Agreements with Brantley IV and Phoenix on behalf of our board of directors. The board empowered the special committee to (i) review, negotiate and approve all aspects of the proposed investment in which Brantley IV and Phoenix are involved, (ii) select and approve a firm to issue a fairness opinion with respect to the terms of such proposed investment, and (iii) to engage professional advisors, as needed. The special committee was appointed on July 19, 2006 and consisted of David Crane and Joseph M. Valley, Jr. During the negotiation of the Private Placement Agreements, we, on the one hand, and Brantley IV and Phoenix, on the other hand, were separately represented by counsel. Additionally, the special committee, after consideration of several proposals at its July 19, 2006 special committee meeting, engaged an independent firm, Valuation Research Corporation, to evaluate the price to be paid in the issuance of the Class D Common Stock for fairness from a financial point of view to our stockholders other than Brantley IV and Phoenix.

At the July 19, 2006, meeting of the special committee, at which both members were present, the members considered the terms of the investment by Brantley IV and Phoenix. The members discussed the terms, the status of negotiations with other potential investors and other potential alternative transactions at that time. Following the discussions, the special committee approved the terms of the proposed investments and authorized management to negotiate and finalize the terms of such investment subject to special committee approval of the final documentation.

The special committee met on August 8, 2006, September 1, 2006, and September 8, 2006, at which both members were present, to discuss the status of, and approve changes to, the proposed investment terms and agreements. On August 25, 2006, Valuation Research Corporation made an oral presentation to the special committee consisting of a preliminary overview of the methodologies it was undertaking and the analysis it was performing with respect to its opinion. After changes were negotiated by management and approved by the special committee to the terms of the private placement, on September 1, 2006, Valuation Research once again made an oral presentation to the special committee regarding its analysis. At the meeting held on September 8, 2006, principals from Valuation Research presented the terms of the fairness opinion. The principals of Valuation Research recounted the analysis they performed and identified the substantive components of their findings. Copies of the fairness opinion and related presentation were provided to each member of the special committee prior to the meeting. Following the presentation, a discussion ensued and the members of the special committee questioned the principals from Valuation Research regarding the nature of their analysis and results. At this meeting the members of the special committee approved the terms and conditions of the Private Placement Agreements and authorized the executive officers to enter into the Private Placement Agreements and recommended that our stockholders approve the sale of the Class D Common Stock and the issuance of the warrants to purchase shares of Class A Common Stock, pursuant to the Private Placement Agreements and the Warrant Certificate. No member of the special committee expressed reservations regarding proceeding with the proposed transactions.

On September 8, 2006, the board also held a meeting, at which all board members were present, to approve the terms of the Rand and On Line acquisition agreements, the amendments to our certificate of incorporation and the purchase agreement with Brantley Capital. After discussion the board unanimously approved the Rand and On Line acquisitions, the revised certificate of incorporation, the agreement with Brantley Capital, the issuance of shares of the Class A Common Stock as partial consideration for the Rand acquisition (and recommended that our stockholders approve such issuance) and the filing of our Proxy Statement. No member of the board expressed reservations regarding proceeding with the proposed transactions.

After months of discussions and meetings with many of these parties, including weekly meetings with Stephens, Inc. personnel, we were ultimately able to reach agreement on terms of the private placement with Phoenix and Brantley IV.

We have entered into a Stock Purchase Agreement dated as of September 8, 2006 with Phoenix and Brantley IV. Pursuant to the terms of the Stock Purchase Agreement, we will, subject to stockholder approval and satisfaction of the other closing conditions set forth therein, issue, for an aggregate purchase price of $4,650,000, such number of shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common stock as of the date of issuance of the Class D common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

We have also entered into a Note Purchase Agreement dated as of September 8, 2006 with Phoenix. Pursuant to the terms of the Note Purchase Agreement, we will, subject to stockholder approval and satisfaction of the other closing conditions set forth therein, issue, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Interests of Our Directors and Officers in the Private Placement

Phoenix is a limited partner in Brantley IV and Brantley Partners V, L.P. Two of our directors, Paul H. Cascio and Michael J. Finn, are affiliated with Brantley IV and its related entities. Pursuant to the Stock Purchase Agreement, Phoenix and Brantley IV will pay $3,000,000 and $1,650,000, respectively, for the purchase of shares of our Class D

Common Stock. Also, pursuant to the Note Purchase Agreement, Phoenix will pay $3,350,000 for our senior subordinated and notes and our warrants to purchase shares of our Class A Common Stock. Paul Cascio and Michael J. Finn serve as general partners of the general partner of Brantley III and Brantley IV and are limited partners in these funds. Neither Phoenix, Brantley IV nor Messrs. Cascio or Finn are affiliated with Brantley Capital. The advisor to Brantley III is Brantley Venture Management III, L.P. and the advisor to Brantley IV is Brantley Management IV, L.P.

Because of the affiliation of Messrs. Cascio and Finn with Brantley IV, which is a purchaser under the Stock Purchase Agreement, and because Phoenix is a limited partner of Brantley IV, our board of directors appointed a special committee of the board of directors to consider all aspects of the negotiation and approval of the Private Placement Agreements with Brantley IV and Phoenix on behalf of our board of directors. The special committee consists of David Crane and Joseph M. Valley, Jr. When you consider the recommendation of our special committee that you vote “FOR” the adoption of Proposals IV and V, you should keep in mind that Messrs. Cascio and Finn may have interests in the private placement that are different from, or in addition to, your interest as a stockholder.

Our special committee was aware of these affiliations during its deliberations on the merits of the issuance of the shares of Class D Common Stock and the warrants to purchase shares of Class A Common Stock as part of the private placement and in determining to recommend to our stockholders that they vote “FOR” approval of the issuance of the Class D Common Stock and the warrants to purchase shares of Class A Common Stock pursuant to the Private Placement Agreements and the Warrant Certificate.

Our Reasons for the Private Placement

Our special committee has concluded that the terms of the Private Placement Agreements with Brantley IV and Phoenix are in the best interests of our stockholders and that the consummation of the private placement in accordance with the terms of the Private Placement Agreements (including the issuance of the Class D Common Stock and the warrants to purchase shares of Class A Common Stock) is in the best interests of our stockholders.

In approving the Private Placement Agreements and the issuance of our shares pursuant to the Private Placement Agreements, our special committee relied on information (including financial information) relating to our strategic plan, selected acquisition targets, the regulatory environment and industry, and the available financing opportunities. In addition, the special committee considered Valuation Research Corporation’s opinion that, based on conditions and considerations described in its opinion, the price to be paid for the Class D Common Stock to us is fair from a financial point of view to the stockholders other than Brantley IV and Phoenix.

In assessing the overall market for billing, collections and complementary business management services to physician practices and other factors, the special committee considered the following:

•	Attractive Market Opportunity: According to industry research, the hospital-based physician billing and collection industry is a $7.3 billion market, of which only 30% is currently outsourced. Management believes that the outsourcing market is estimated to be growing at 15% per year, driven by reimbursement pressures, lost revenues and a complex billing environment.

•	Experienced Senior Management Team and Board: Each member of our senior management has more than 20 years of relevant healthcare experience. Members of our board of directors include seasoned healthcare and financial professionals.

•	Established Hospital-Based Physician Billing and Collection Platform: Our existing infrastructure provides a platform to support a larger billing and collection operation, capable of producing significant earnings growth and returns on capital.

•	Recurring Revenue Model: The combination of long-term contracts and high customer retention rates provides for an attractive recurring revenue stream.

•	Fragmented Industry with Multiple Acquisition Opportunities: The hospital-based physician billing and collection industry is comprised of more than 700 companies with the largest having a market share of only 6%. Over 300 of these are regional and local companies producing revenues of $3 to $20 million.

In addition, our special committee considered a wide variety of factors in connection with its evaluation of the Private Placement Agreements. In light of the complexity of those factors, the special committee did not consider it practicable to, nor did it attempt to quantify or otherwise assign relative weights to specific factors it considered in reaching its decision. Some of the factors considered by the special committee are as follows:

Positive Factors:

•	the proceeds from the private placement will enable us to complete acquisitions contemplated by our current growth strategy which involves both organic growth in our medical billing segment and entering into new markets;

•	the current state of the overall market for billing, collections and complementary business management services to physician practices is conducive to acquisition;

•	our belief that historical information concerning our business focus, financial performance and condition, operations, technology and management was not indicative of the full value of our company and there was opportunity for improvement;

•	management’s view of our financial condition, results of operations and business before and after giving effect to the acquisitions of Rand and On Line, and the positive effect they will have on our stockholder value;

•	current financial market conditions, historical stock market prices, volatility and trading information, taking into consideration that we believe our current stock price does not reflect the value of our operations;

•	after completion of the proposed transactions, our capital structure will not be as complex because we will no longer have shares of Class B or Class C Common Stock outstanding, which had a significant dilutive effect;

•	the specific negotiated terms of the Private Placement Agreements relative to our experience and investigation into similar transactions.

Negative Factors:

•	the risks and uncertainties of our ability to execute our strategic plan and to enhance stockholder value;

•	the risks that we are unable to successfully integrate the operations of Rand and the On Line businesses into our business;

•	the risks associated with the increase in leverage, which we believe is offset by the projected increase in our earnings;

•	the issuance of shares of our Class D Common Stock in the private placement and the issuance of the Class A Common Stock in connection with the Rand acquisition will have a dilutive effect on our current stockholders and holders of convertible securities, which we believe is partially offset by the contemplated repurchase of the shares of Class B Common Stock currently held by Brantley Capital;

•	by virtue of the aggregate number of shares of Class D Common Stock that Brantley IV will acquire in connection with the private placement, Brantley IV would again own a majority of the voting power of our equity securities and we would, once again, become a “controlled company” under the listing rules with AMEX; and

•	upon conversion of the Class D Common Stock or exercise of the warrants, sales of the Class A Common Stock pursuant to a registration statement, as contemplated by the Registration Rights Agreement to be delivered to Phoenix and Brantley IV in connection with the private placement, could have an adverse affect on the market price of our Class A Common Stock.

In assessing the foregoing factors, the board, including the members of the special committee, was provided with reports and summaries regarding the status of the billing and collections industry based on market research conducted by management. The board also reviewed our historical financial information and performance; background, financial and general information regarding Rand and On Line; Valuation Research’s fairness opinion and background presentation; presentations prepared by Stephens, Inc. regarding financial opportunities, the presentation used by us in connection with discussions with private investors as well as copies of the Private Placement Agreements and acquisition agreements and related documents.

Purchase of our Class B Common Stock from Brantley Capital

On September 8, 2006 we entered into a purchase agreement with Brantley Capital to purchase all 1,722,983 shares of our Class B Common Stock owned by Brantley Capital at any time between now and December 31, 2006 for an aggregate purchase price of $482,435. Upon our acquisition of these shares of Class B Common Stock they will be retired in accordance with the terms of our certificate of incorporation. We plan to consummate this purchase simultaneous with the closing of the private placement. We anticipate using a portion of the proceeds from the private placement, along with proceeds from senior bank financing and other funds available to us, to fund the purchase price for our purchase of the shares of Class B Common Stock owned by Brantley Capital. A copy of the purchase agreement with Brantley Capital is attached here to as Annex M.

These shares represent about 16.5% of our outstanding shares of Class B Common Stock (and about 10.7% of our outstanding shares of Class A Common Stock on a fully-diluted basis assuming conversion as of the record date) and our purchase of these shares will assist us in satisfying the closing condition to the private placement that requires all holders of shares of our Class B Common Stock and Class C Common Stock to have converted or been acquired by us. Brantley Capital had previously informed us that they would not convert their shares as required in connection with the consummation of the private placement and our board of directors determined that the terms of this purchase were in the best interests of our stockholders and our ability to consummate the private placement. If Brantley Capital were to convert these shares to shares of Class A Common Stock, then, as of the record date, they would convert into 10,965,895 shares of Class A Common Stock. Our purchase and retirement of these shares would eliminate the dilution resulting from conversion of these shares and would have an accretive effect to all other stockholders.

Sources and Use of Proceeds

Some or all of the proceeds we receive upon consummation of the transactions set forth in the Private Placement Agreements, along with proceeds from senior bank financing and other funds available to us, will be used to finance a portion of the acquisitions of the Rand and On Line businesses, our purchase of certain shares of our Class B Common Stock from Brantley Capital and for general working capital purposes.

Below is a summary of the sources and uses of funds in connection with the transactions described in this Proxy Statement. Additional information regarding the sources and uses of funds can be found under the headings “Private Placement Agreements” and “Acquisitions” below.

Source	Amount

New senior secured revolver	$2,000,000
New senior secured term loan A	$4,500,000
New senior secured acquisition facility	$10,000,000
Issuance of Class D Common Stock to Brantley IV and Phoenix	$4,650,000
Issuance of senior unsecured subordinated promissory note to Phoenix	$3,350,000
Unsecured subordinated promissory note to stockholders of Rand	$1,365,333
Unsecured subordinated promissory note to stockholders of On Line	$833,981
Issuance of Class A Common Stock to stockholders of Rand	$600,000

Total	$27,299,314

Use	Amount

Payoff of existing senior secured revolver	$1,247,042
Acquisition of Rand	$9,365,333
Acquisition of On Line	$3,310,924
Acquisition of Class B Common Stock owned by Brantley Capital	$482,435
Future acquisitions	$10,000,000
Fees and expenses	$1,080,000
Additional working capital	$1,813,580

Total	$27,299,314

New Senior Secured Credit Facility

We have entered into a non-binding letter of intent (a copy of which is attached as Annex O) with Wells Fargo Foothill, Inc. for the provision of a new senior secured credit facility in the aggregate principal amount of

$16,500,000, consisting of a $2,000,000 revolving loan commitment, a $4,500,000 term loan and a $10,000,000 acquisition facility commitment available for future acquisitions. We are currently negotiating the definitive terms of the documentation for this credit facility but anticipate that the substantive provisions of the relevant agreements will be as follows. The credit facility will have a maturity of four years and will be secured by a first priority security interest in substantially all of our assets, including the assets of the Rand and On Line businesses following consummation of those acquisitions. The loans under the credit facility will bear interest at floating rates of interest that would be in the range of the prime rate plus 1.75% or LIBOR plus 3.75%. Availability under the revolving loan will be dependent on our ability to meet a borrowing base formula determined based on certain multiples of our pro forma trailing twelve month earnings before interest, taxes, depreciation and amortization (“EBITDA”). The credit facility will be subject to certain mandatory prepayment obligations and certain prepayment penalties. In addition, we will be obligated to meet certain financial covenants including maintenance of minimum levels of EBITDA and minimum levels of customer turnover, maintenance of certain fixed charge coverage ratios and maximum leverage ratios, and limitations on annual capital expenditures. The obligations of this lender to consummate the credit facility will be subject to certain closing conditions, including negotiation of definitive documentation and diligence investigations. We anticipate that the closing of the credit facility will occur simultaneously with the closing of the private placement and the acquisitions of the Rand and On Line businesses. Our consummation of a credit facility of at least $6,500,000 with a senior lender is a condition to the obligations of Phoenix and Brantley IV to consummate the private placement and a portion of the funds available under such credit facility will be necessary to consummate the acquisitions of the Rand and On Line businesses. There is no guarantee that we will be able to consummate this credit facility on these terms or with this institutional lender. If we are unable to reach agreement on a credit facility with this lender, then we will seek to find another institutional lender to provide a credit facility on similar terms, but there is no guarantee that we will be able to find such a lender or be able to negotiate similar terms to such credit facility.

Necessity for Stockholder Approval

As a result of our Class A Common Stock being listed for trading on AMEX, issuances of our Common Stock are subject to the provisions of the AMEX Company Guide, including Sections 712 and 713. Pursuant to Section 712 of the AMEX Company Guide, prior to seeking to have any additional shares of our Class A Common Stock listed on AMEX which shares are to be used as consideration for the acquisition of another company, we must seek stockholder approval if, among other things, the present or potential issuance of our Class A Common Stock (or securities convertible into our Class A Common Stock) could result in an increase by 20% or more in the number of our outstanding shares of Class A Common Stock.

Similarly, pursuant to Section 713 of the AMEX Company Guide, prior to seeking to have any additional shares of our Class A Common Stock listed on AMEX in connection with any such transaction, we must seek stockholder approval if such shares are to be sold, issued or potentially issued both (i) at a price less than the greater of book or market value, and (ii) either (a) such shares together with shares sold by our officers, directors or principal stockholders equals 20% or more of the number of shares of our presently outstanding Class A Common Stock (on an as converted basis) or (b) such shares equal to 20% or more of the number of shares of our presently outstanding Class A Common Stock (on an as converted basis).

Pursuant to the terms of the Private Placement Agreements and as more fully described in this Proxy Statement under Proposals IV and V, we intend to issue (i) shares of our Class D Common Stock, representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the warrants, taking into account the issuance of the shares of Class D Common Stock described in this Proxy Statement but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. In addition, pursuant to the terms of the stock purchase agreement for the acquisition of Rand and as more fully described below, we have agreed to issue such number of shares of our Class A

Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the acquisition of Rand.

If we were to consummate the private placement and the Rand acquisition as of our record date, October 20, 2006, we would be obligated to issue 20,772,427 shares of Class D Common Stock (representing 18.4% of our Class A Common Stock on an as converted basis) pursuant to the Private Placement Agreements, warrants to purchase 1,197,564 shares of our Class A Common Stock (representing 1.1% of our Class A Common Stock on an as converted basis) pursuant to the Private Placement Agreements and the Warrant Certificate and 2,400,000 shares of our Class A Common Stock (representing 2.1% of our Class A Common Stock on an as converted basis) in connection with the Rand acquisition. The closing price of our Class A Common Stock on the record date was $0.25 per share. While none of these transactions individually would require issuances in excess of 20% of our outstanding Class A Common Stock (on an as converted basis), the combination of all three issuances will exceed 20% of our outstanding Class A Common Stock (on an as converted basis) and the issuance of the shares to Phoenix and Brantley IV and the warrants to Phoenix in the private placement, if consummated on October 20, 2006, would be at a price per share of $0.22, representing a $0.03 per share discount from the closing price of $0.25 for a share of our Class A Common Stock. In addition, since the price per share used in the calculation of the shares to be issued in the Rand acquisition is based on a twenty day average, it is possible that the shares issued in that transaction may be issued at a discount, at a premium or at market. If consummated on October 20, 2006, the shares in the Rand acquisition would have been issued at $0.26 per share, representing a premium of $0.01 per share from the closing price of $0.25 per share. Representatives of AMEX have advised us that they would aggregate these three transactions for purposes of determining whether stockholder approval is required under Sections 712 and 713 of the AMEX Company Guide. Therefore, our board of directors has decided to submit Proposals IV, V and VI to our stockholders for their consideration and approval prior to consummating these transactions.

PROPOSAL IV

APPROVAL TO ISSUE SHARES OF OUR CLASS D COMMON STOCK IN A
PRIVATE PLACEMENT

As described above, as part of our financing, on September 8, 2006 we entered into a Stock Purchase Agreement with Phoenix and Brantley IV pursuant to which we agreed to issue, for an aggregate purchase price of $4,650,000, such number of shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. If we were to consummate the private placement as of our record date, October 20, 2006, we would be obligated to issue 20,772,427 shares of Class D Common Stock (representing 18.4% of our Class A Common Stock on an as converted basis) pursuant to the Stock Purchase Agreement. Proposal IV seeks stockholder approval of the issuance of these shares of our Class D Common Stock to Phoenix and Brantley IV pursuant to the Stock Purchase Agreement. Reference is hereby made to the summary of terms of this transaction appearing above, the summary of the Stock Purchase Agreement appearing below, and the Stock Purchase Agreement attached hereto as Annex A.

Opinion of Financial Advisor

On July 21, 2006, our board of directors retained Valuation Research Corporation to provide an opinion to the board of directors and the special committee as to the fairness, from a financial point of view, to the stockholders other than Brantley IV and Phoenix of the price to be paid for the shares of Class D Common Stock to be issued to Brantley IV and Phoenix pursuant to the Stock Purchase Agreement. We paid Valuation Research Corporation approximately $88,000, plus reimbursement of reasonable out-of-pocket expenses, for its services with respect to providing the fairness opinion and related materials preparation. No portion of Valuation Research Corporation’s fee is contingent upon the conclusions reached in its opinion, the closing of the private placement transaction or consummation of any acquisition transaction.

On August 25, 2006, Valuation Research Corporation made an oral presentation to the special committee consisting of a preliminary overview of the methodologies it was undertaking and the analysis it was performing with respect to its opinion. After discussion with the special committee and further analysis, Valuation Research Corporation presented its opinion both orally and in writing on September 8, 2006 stating that, as of such date, and subject to the assumptions, limitations and qualifications set forth in its written opinion, the price to be paid for the shares of Class D Common Stock to be issued to Brantley IV and Phoenix pursuant to the Stock Purchase Agreement is fair to the stockholders, other than Brantley IV and Phoenix, from a financial point of view.

In undertaking its analysis Valuation Research Corporation, among other things, (i) reviewed drafts of relevant transaction documents; (ii) reviewed historic and projected financial information from our management; (iii) conducted an in-person visit to our corporate headquarters and held telephonic discussions with certain members of our management team with respect to, among other subjects, our past, present, and future operating and financial conditions; (iv) reviewed public information regarding our industry, including with respect to certain publicly traded companies that Valuation Research Corporation deemed comparable to us and certain mergers and acquisitions involving businesses that Valuation Research Corporation deemed comparable to us; and (v) conducted such other reviews, analyses and inquiries and considered such other economic, industry, market, financial, other information and data as they deemed appropriate.

Overview of Opinion

Valuation Research Corporation’s opinion is not intended to be, and does not constitute, a recommendation to any stockholder as to how such stockholder should vote with respect to the proposals set forth in this Proxy Statement. Valuation Research Corporation’s opinion does not address the fairness of the consideration to be paid, or received, in connection with or the fairness of the acquisitions of Rand or On Line. In addition, the only opinion expressed by Valuation Research Corporation is that the price to be paid to us for the shares of Class D Common Stock to be issued to Brantley IV and Phoenix pursuant to the Stock Purchase Agreement is fair, from a financial point of view, to our stockholders, excluding Brantley IV and Phoenix. Valuation Research Corporation does not express any opinion with respect to the fairness of the purchase by us of shares of our Class B Common Stock from Brantley Capital.

Valuation Research Corporation presented its analysis, as described below, at the meeting of the special committee on September 8, 2006, in connection with the special committee’s consideration of the approval of the terms of the Stock Purchase Agreement, including the issuance of the shares of Class D Common Stock. Valuation Research Corporation’s opinion assumes that we are a going concern and gives effect to the consummation of the transactions described in this Proxy Statement. For purposes of conducting its analysis, Valuation Research Corporation’s opinion assumes that the closing price of our Class A Common Stock at the time of consummation of the transactions described in this Proxy Statement is the same as it was on September 7, 2006, $0.23 per share. Based on this assumption Valuation Research Corporation calculated that 21,969,024 shares of Class D Common Stock would be sold to the investors for $4,650,000.

In undertaking its analysis, Valuation Research Corporation deemed that the $4,650,000 of consideration to be received by us in exchange for issuance of the Class D Common Stock consists of two components of value: (1) the value associated with the 9% per annum, non-compounding dividend on the shares of Class D Common Stock (the “Dividend Preference”) and (2) the residual equity value of the shares of Class D Common Stock (the “Class D Common Equity” or “Class D Common Equity Value”). Valuation Research Corporation used an internal rate of return analysis to allocate the $4,650,000 purchase price between the Class D Common Equity Value and the Dividend Preference value. Applying a 20.5% discount rate over five years, Valuation Research Corporation determined that the Dividend Preference had a value of $825,000, which resulted in a Class D Common Equity Value of $3,825,000. Valuation Research Corporation selected a 20.5% discount rate by adding a spread, determined through its professional judgment and experience, to the implied combined return of the 14% senior unsecured promissory note and warrant to purchase 1.117% of the outstanding Class A Common Stock issued to Phoenix. The spread was added to estimate the increased risks and higher required return needed to compensate our investors for the junior ranking of the Dividend Preference to the 14% senior unsecured promissory note. In determining the amount of the spread, Valuation Research Corporation considered these risks, the going concern qualification expressed by our auditors, our relatively small market capitalization and the potential uncertainty relating to our ability to execute our corporate strategy in the future and as well as its professional judgment and experience. Valuation Research Corporation further determined, based on the Class D Common Equity Value and the number of shares of Class D Common Stock to be issued, that the investors would be paying a cash price of $0.17 per Class D Common Equity share.

Valuation Research Corporation used several methodologies to assess the fairness, from a financial point of view, of the deemed $0.17 price per Class D Common Equity share. The following is a summary of the financial analyses performed by Valuation Research Corporation in connection with rendering its opinion. The full text of Valuation Research Corporation’s opinion, dated September 8, 2006, which describes, among other things, the limitations on such opinion as well as the assumptions and qualifications made, general procedures followed, and matters considered by Valuation Research Corporation in its review, is attached as Annex E to this Proxy Statement. The summary of Valuation Research Corporation’s opinion contained in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion. You are urged to carefully read Valuation Research Corporation’s opinion in its entirety, especially with respect to the qualifications and limitations set forth in it.

Valuation Research Corporation’s analyses included a fundamental valuation of us using a market and acquisition multiples approach and a discounted cash flow approach.

Valuation Research Corporation performed each of the following analyses based upon its view that each is appropriate and reflective of generally accepted valuation methodologies in light of the industries in which we operate, our trading volume relative to total shares outstanding, the accessibility of information regarding comparable publicly-traded companies and the availability of projections from our management. Further, Valuation Research Corporation did not rely exclusively on any one methodology but rather it considered all of the following methodologies in arriving at its conclusions.

No company, transaction or business used in the market and acquisition multiples approach as a comparison is identical to us. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather it involves complex considerations and judgments concerning differences in the financial and operating characteristics and other factors that could affect the acquisitions, public trading and other values of the comparable companies, selected transactions or the business segment, company or transactions to which they are being compared. The analyses were prepared solely for purposes of Valuation Research Corporation’s opinion to our special committee as to the fairness, from a financial point of view, of the price to be paid for the Class D Common Stock.

Market and Acquisition Multiples Approach

The purpose of the market and acquisition multiples approach is to determine a range of values for shares of our Class A Common Stock on a fully diluted basis, which range is then compared to the $0.17 per share price deemed to be paid for the Class D Common Equity on a fully converted basis.

This approach to valuation involves the analysis of certain other publicly-traded companies and companies that have been acquired in recent change-of-control transactions that Valuation Research Corporation selected because they have certain business operations, financial characteristics and fundamental economic and industry drivers that provide a reasonable basis for comparison to us for valuation purposes. The analysis involves comparing financial and operating data, such as earnings and cash flow, to aggregate market value of equity and/or enterprise value (or aggregate value of equity plus debt, preferred stock and minority interest, net of cash) to generate valuation metrics, or multiples. The associated multiples, are derived from publicly-traded stock prices and acquisitions of controlling interests in companies. The multiples exhibited from the publicly-traded stock prices and from the selected change-of-control transactions are then used as a basis for selecting an appropriate range of multiples for us to generate a range of per share values for Class A Common Stock on a fully diluted basis, which range is then compared to the $0.17 per share price deemed to be paid for the Class D Common Equity. Multiples are generally regarded as an expression of what investors believe to be an appropriate rate of return for a particular security given the inherent risks of ownership of such security.

Accordingly, in connection with this analysis, Valuation Research Corporation reviewed certain financial information of publicly-traded companies engaged in the healthcare industry. The publicly-traded companies selected by Valuation Research Corporation for analysis included Triad Hospitals Inc., Universal Health Services Inc., Lifepoint Hospitals, Inc., Per-Se Technologies Inc., Alliance Imaging Inc., AmSurg Corp, Symbion Inc., Eresearchtechnology Inc., U.S. Physical Therapy Inc., Sunlink Health Systems, Inc., Propspect Medical Holdings, Inc., UCI Medical Affiliates Inc., and Emergent Group Inc. Valuation Research Corporation noted that no single publicly-traded company used in this analysis is directly comparable to us.

Valuation Research Corporation calculated and considered certain financial ratios of the selected publicly-traded companies based on publicly available information, including, among others, the multiples of enterprise value (“EV”), the equity value of the comparable company plus all interest-bearing debt, preferred securities, and minority interests, less cash and cash equivalents to EBITDA for, the latest twelve month period ended June 30, 2006 (“LTM”), as projected for the fiscal year ending December 31, 2006 (current fiscal year, or “CFY”), and as projected for the fiscal year ending December 31, 2007 (next fiscal year, or “NFY”). Enterprise value to EBITDA multiples are commonly used by investment bankers, institutional research analysts and other financial professionals to determine the value of companies in connection with the market and acquisition multiples approach. Valuation Research Corporation noted that mean and median the multiples for the selected publicly-traded company group as of September 7, 2006 were as follows:

EV/EBITDA
Company	LTM	CFY	NFY

Triad Hospitals Inc.	7.2x	7.3x	6.6x
Universal Health Services, Inc.	8.4x	8.3x	7.7x
Lifepoint Hospitals, Inc.	9.0x	8.2x	7.5x
Per-Se Technologies Inc.	10.8x	10.3x	8.9x
Alliance Imaging Inc.	5.8x	6.5x	5.9x
AmSurg Corp	5.2x	5.1x	4.8x
Symbion Inc.	7.5x	7.5x	6.3x
Eresearchtechnology Inc.	11.6x	11.6x	7.8x
U.S. Physical Therapy Inc.	6.1x	6.4x	5.2x
Sunlink Health Systems, Inc.	6.6x	n/a	n/a
Prospect Medical Holdings, Inc.	4.0x	n/a	n/a
UCI Medical Affiliates Inc.	4.6x	n/a	n/a
Emergent Group Inc.	6.5x	n/a	n/a
Median	6.6x	7.5x	6.6x
Mean	7.2x	7.9x	6.7x

Accordingly, in connection with this analysis, Valuation Research Corporation reviewed certain publicly available financial information regarding transactions of companies engaged in lines of business in industries similar to us. Valuation Research Corporation identified announced change-of-control acquisitions of the following companies: HCA Inc., Beverly Enterprises Inc., Occupational Health & Rehabilitation Inc., NDC Health Corp, Select Medical Corp, US Oncology, Inc., Prime Medical Services, Inc., Landacorp Inc., Comprehensive Medical Imaging Inc., and Pro Vantage Health Services Inc.

This analysis resulted in indicated mean and median EV/ LTM EBITDA multiples of 7.5x and 7.1x, respectively. Enterprise value to EBITDA multiples are commonly used by investment bankers, institutional research analysts and other financial professionals to determine the value of companies in connection with change-of-control transactions.

To account for differences between us and certain publicly traded companies and companies that have been acquired in recent change of control transactions, Valuation Research Corporation selected EV/LTM, EV/CFY and EV/NFY multiples that were lower than the median and mean multiples observed for certain publicly traded companies and companies that have been acquired in recent change of control transactions to reflect the inherent differences in companies. Valuation Research Corporation selected the lower multiples because, in their professional judgment, an investment in our securities would involve more risk than an investment in the comparable publicly traded companies and companies that have been acquired in recent change of control transactions identified by Valuation Research Corporation due to such factors as: the going concern qualification expressed by our auditors; our smaller market capitalization and the potential uncertainty relating to our ability to execute our corporate strategy in the future, all of which are factors applicable to us but may or not be applicable to the other publicly traded companies and companies that have been acquired in recent change of control transactions identified by Valuation Research Corporation. The use of EV/LTM, EV/CFY and EV/NFY multiples that are lower than the median and mean multiples observed for certain publicly traded companies and companies that have been acquired in recent change of control transactions result in a lower implied value of the Class A Common Stock on a fully-diluted basis than if the median and mean observed multiples were applied. Valuation Research Corporation derived enterprise value indications for us by applying multiples of 6.0x to 7.0x to our LTM, CFY, and NFY proforma EBITDA, which were adjusted for nonrecurring expenses such as professional fees, loss on sale of property, discontinued operations and consummation of the acquisitions of Rand and Online. In deriving our adjusted LTM, CFY and NFY EBITDA, Valuation Research Corporation assumed that we would not undertake any future acquisitions (other than the acquisitions of Rand and On Line) because our current financial position makes our ability to consummate future acquisitions speculative. Valuation Research Corporation subtracted all interest-bearing debt and Dividend Preference value and added cash and cash equivalents to the derived enterprise value to calculate the equity value. The equity value was divided by the proforma fully-diluted shares of Class A Common Stock outstanding assuming consummation of the transactions described in this Proxy Statement to determine the indications of equity value per share of Class A Common Stock. Using these assumptions, this approach yielded an implied price for our Class A Common Stock in the range of $0.03 to $0.07 per share on a fully diluted basis. The multiples selected were based on the mean and median multiples exhibited by the comparable publicly-traded companies and change-of-control transactions. Valuation Research Corporation noted that the $0.17 per share price deemed to be paid for the Class D Common Equity is above the range of values resulting from this analysis.

Valuation Research Corporation noted that the accuracy of this valuation methodology is dependent on the extent to which the selected publicly-traded companies are comparable to the company being analyzed and on the extent to which the selected change-of-control transaction target companies are comparable to the company being analyzed. In our case, Valuation Research Corporation observed that several of the publicly-traded companies and change-in-control target companies used in the analysis were of a different size than us, operated in channels different from us or operated in different economic environments than we do.

Discounted Cash Flow Approach

The purpose of the discounted cash flow approach is to determine a range of values for shares of our Class A Common Stock on a fully diluted basis, which range is then compared to the $0.17 per share deemed price to be paid for the Class D Common Equity. The discounted cash flow approach is another commonly used method of determining the value of a company. The approach involves calculating the present value of the estimated future debt free cash flows projected to be generated by the business and theoretically available (though not necessarily paid) to the capital providers of the company. The discounted cash flow approach involves calculating the present value of (i) the estimated debt free cash flows generated by a company and (ii) the value of the company at the end of the projection period, or terminal value. The present value of such amounts is determined by discounting the cash flows to present value using a discount rate that is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. The discount rate can also be interpreted as the weighted average cost of capital or the rate of return that would be required by investors providing capital to a company to compensate them for the time value of their money and the risk inherent in the particular investment.

Valuation Research Corporation calculated a range of enterprise values for us as the sum of the present values of (i) our estimated future debt-free cash flows generated during the quarter ending September 30, 2006 through fiscal year ended 2011 and (ii) our terminal value at the end of the projection period. The estimated future debt-free cash flows were based on projections provided by our management. The range of our terminal values was calculated based on projected 2011 EBITDA and a range of EBITDA multiples of 5.5x to 6.5x. The representative EV/EBITDA multiple range was derived from a representative range of multiples observed with comparable public companies, acquisition transactions, and multiples paid by us in the transactions described in this Proxy Statement.

Valuation Research Corporation used discount rates ranging from 16.0% to 18.0% for us based on our estimated weighted average cost of capital. The range of discount rates are based upon a range of implied weighted-average costs of capital observed with comparable publicly traded companies, information published by Ibbotson Associates in its “Cost of Capital 2006 Yearbook” setting forth the range of weighted average cost of capital for business services companies, like us, as 14.61% to 17.04%, and adjustments made based upon Valuation Research Corporation’s professional judgment and experience to account for the going concern qualification expressed by our auditors, our relatively small market capitalization, and the potential uncertainty relating to our ability to execute our corporate strategy in the future. Ibbotson Associates is a leading source used by financial advisors and valuation experts to identify general financial metrics for various industry sectors. In calculating our EBITDA for purposes of this analysis, Valuation Research Corporation assumed that we would not undertake any future acquisitions (other than the acquisitions of Rand and On Line) because our current financial position makes our ability to consummate future acquisitions speculative. Valuation Research Corporation subtracted all interest-bearing debt and Dividend Preference value and added cash and cash equivalents to the derived enterprise value to calculate the equity value. The equity value was divided by the pro forma fully-diluted shares of Class A Common Stock outstanding assuming consummation of the transactions described in this Proxy Statement to determine the indications of equity value per share of Class A Common Stock. Using these assumptions, this analysis indicated an implied price for our Class A Common Stock in the range of $0.05 to $0.09 per share on a fully diluted basis. Valuation Research Corporation noted that the $0.17 per share price deemed to be paid for the Class D Common Equity is above the range of values indicated by this analysis.

While the discounted cash flow approach is a widely accepted and practiced valuation methodology, it relies on a number of assumptions, including revenue growth rates, profit margins, working capital ratios, capital expenditures, terminal multiples and discount rates.

Conclusion

On September 8, 2006, Valuation Research Corporation delivered an oral opinion to the special committee, which was reconfirmed both orally and in writing on September 8, 2006, stating that, as of the date of the opinion, the price to be paid for the shares of Class D Common Stock to be issued to Brantley IV and Phoenix pursuant to the Stock Purchase Agreement is fair to our stockholders, excluding Brantley IV and Phoenix, from a financial point of view. This opinion was based upon and subject to the assumptions, qualifications and limitations made and matters considered by Valuation Research Corporation in its review as set forth in its written opinion.

As a matter of course, we do not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, Valuation Research Corporation considered our financial projections. These financial projections were prepared by our management based on assumptions regarding our future performance. The financial projections were prepared under market conditions as they existed as of September 8, 2006. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to our business, financial condition or results of operation, including without limitation such changes as may occur as a result of the risk factors we identified in this Proxy Statement and in our other filings with the SEC, may cause the financial projections or the underlying assumptions to be materially inaccurate. As a result, the financial projections are not necessarily indicative of future results.

Valuation Research Corporation’s opinion is necessarily based on economic, financial, industry, market and other conditions as in effect on, and the information made available to it as of, the date the opinion is issued. Valuation Research Corporation has not undertaken, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring after the date on which the opinion was issued.

Controlled Company Status

AMEX has adopted minimum requirements for director independence and nominating and compensation committee membership. These requirements do not apply to any company who has a majority of the voting power of its equity securities controlled by a single owner or group. Prior to April 12, 2006, Brantley III, Brantley IV and Brantley Capital were affiliated entities that owned over a majority of the voting power of our issued and outstanding Common Stock. Until that time, we were considered a “controlled company” under the AMEX rules and, as such, were not required to comply with certain of AMEX’s rules regarding director independence and nominating and compensation committee membership.

On April 12, 2006, Brantley IV and Brantley III filed with the SEC an amendment to their Schedule 13D relating to us indicating that Brantley Capital had terminated its investment advisory relationship with Brantley Capital Management on September 28, 2005, which resulted in Brantley Capital no longer being an affiliate of Brantley III or Brantley IV. Therefore, no individual or group now owns a majority of the voting power of our equity securities and we are no longer a “controlled company” under the listing rules of AMEX. The board of directors has since modified its nominating procedures and Compensation Committee membership to comply with the AMEX rules and we have one year from April 12, 2006 within which to establish a board of directors consisting of 50% directors who are “independent” for purposes of the corporate governance standards for small business issuers of AMEX. However, as a result of the issuance of the Class D Common Stock to Brantley IV in connection with the private placement, Brantley IV would own a majority of the voting power of our equity securities and we would once again become a “controlled company” under the listing rules of AMEX. As a controlled company, we would not need to comply with, and our stockholders would not have the protection provided by, certain AMEX requirements which mandate that (i) at least a majority of our directors must be independent; (ii) all board members must be nominated by a committee comprised solely of independent directors or by a majority of the independent directors, and (iii) compensation for our chief executive officer must be determined by a compensation committee comprised of independent directors.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the private placement or the issuance of the shares of Class A Common stock as part of the Rand acquisition.

Consequences If This Proposal and Other Proposals Are Not Approved

If Proposal IV is not approved by our stockholders at the Special Meeting, then we will not be able to consummate the transactions contemplated by the Private Placement Agreements on the terms currently contemplated and in all likelihood will not be able to complete the Rand acquisition or the On Line acquisition. We could seek alternative financing for the Rand and On Line acquisitions; however, there is no assurance that such financing will be available or, if available, on terms acceptable to us. If Proposals IV and V are not approved, we will not consummate the purchase of shares of our Class B Common Stock from Brantley Capital.

If the amendments to our certificate of incorporation set forth in Proposals I, II and III are not approved by our stockholders at the Special Meeting, then we will not be able to consummate the transactions contemplated by the private placement. In addition, we may not be able to engage in discussions relating to any future transactions involving our Common Stock until our certificate of incorporation is amended to increase the number of authorized shares of our Common Stock.

Required Vote

The affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote is needed to approve this proposal. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the issuance of the Class D Common Stock in connection with the Stock Purchase Agreement (as set forth in this Proposal IV), as well as Proposals V and VI regarding the issuance of the warrants to purchase shares of Class A Common Stock in the private placement and the issuance of shares of Class A Common Stock in connection with the Rand acquisition, subject to approval by the stockholders of Proposals I, II and III and the satisfaction of the other closing conditions contained therein, we will file our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and immediately consummate the private placement and the Rand acquisition.

Recommendation

After careful consideration, the special committee of our board of directors has determined that the issuance of the shares of Class D Common Stock to Brantley IV and Phoenix pursuant to the Stock Purchase Agreement as part of the private placement that is the subject of Proposal IV is fair to and in the best interests of our stockholders. In addition, the special committee has determined that the terms of the Stock Purchase Agreement, as a whole, are in the best interests of our stockholders and approved the execution of this document. In reaching its decision relating to the issuance of the Class D Common Stock, the special committee considered, among other things, the opinion of Valuation Research Corporation that, as of the date of its opinion and based upon such other matters as Valuation Research Corporation considered relevant, the price to be paid to us in connection with the issuance of the Class D Common Stock is fair to our current stockholders, other than Brantley IV and Phoenix, from a financial point of view. Accordingly, the special committee has approved and declared advisable Proposal IV relating to the issuance to Brantley IV and Phoenix of the shares of Class D Common stock.

THE SPECIAL COMMITTEE RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF PROPOSAL IV, APPROVING THE ISSUANCE OF CLASS D COMMON STOCK PURSUANT TO THE STOCK PURCHASE AGREEMENT.

PROPOSAL V

APPROVAL TO ISSUE WARRANTS TO PURCHASE SHARES OF OUR CLASS A COMMON STOCK IN A PRIVATE PLACEMENT

As described above, as part of our financing, on September 8, 2006 we entered into a Note Purchase Agreement with Phoenix, pursuant to which we will, subject to stockholder approval and satisfaction of the other closing conditions set forth therein, issue, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. If we were to consummate the private placement as of our record date, October 20, 2006, we would be obligated to issue warrants to purchase 1,197,564 shares of our Class A Common Stock (representing 1.1% of our Class A Common Stock on an as converted basis) pursuant to the Note Purchase Agreement and the Warrant Certificate. Proposal V seeks stockholder approval of the issuance of these warrants to purchase shares of our Class A Common Stock to Phoenix pursuant to the Note Purchase Agreement, as well as approval to issue shares of Class A Common Stock upon exercise of the warrants. Reference is hereby made to the summary of terms of this transaction appearing above, the summary of the Note Purchase Agreement and the warrants appearing below, and the Note Purchase Agreement and the form of Warrant Certificate, attached hereto as Annexes B and N, respectively.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the warrants to purchase shares of Class A Common Stock pursuant to the Note Purchase Agreement and the form of Warrant Certificate or the issuance of Class A Common Stock upon exercise of the warrants.

Consequences If This Proposal and Other Proposals Are Not Approved

If Proposal V is not approved by our stockholders at the Special Meeting, then we will not be able to consummate the transactions contemplated by the Private Placement Agreements on the terms currently contemplated and in all likelihood will not be able to complete the Rand acquisition or the On Line acquisition. We could seek alternative financing for the Rand and On Line acquisitions; however, there is no assurance that such financing will be available or, if available, on terms acceptable to us. If Proposals IV and V are not approved, we will not consummate the purchase of shares of our Class B Common Stock from Brantley Capital. If the amendments to our certificate of incorporation set forth in Proposals I, II and III are not approved by our stockholders at the Special Meeting, then we will not be able to consummate the transactions contemplated by the Private Placement Agreements. In addition, we may not be able to engage in discussions relating to any future transactions involving our Common Stock until our certificate of incorporation is amended to increase the number of authorized shares of our Common Stock.

Required Vote

The affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote is needed to approve this proposal. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the issuance of the warrants to purchase shares of Class A Common Stock in connection with the Note Purchase Agreement and the Warrant Certificate, as well as Proposals IV and VI regarding the issuance of shares of Class D Common Stock in the private placement and the issuance of share of Class A Common Stock in connection with the Rand acquisition, subject to approval by the stockholders of Proposals I, II and III and the satisfaction of the other closing conditions contained therein, we will file our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and immediately consummate the private placement and the Rand acquisition.

Recommendation

After careful consideration, the special committee of our board of directors has determined that the issuance of the warrants to purchase shares of Class A Common Stock to Phoenix pursuant to the Note Purchase Agreement and the Warrant Certificate and as part of the private placement that is the subject of Proposal V is fair to and in the best interests of our stockholders. In addition, the special committee has determined that the terms of the Note Purchase Agreement and the Warrant Certificate, as a whole, are in the best interests of our stockholders and approved the execution of these documents. Accordingly, the special committee has approved and declared advisable Proposal V relating to the issuance to Phoenix of the warrants to purchase shares of Class A Common Stock.

THE SPECIAL COMMITTEE RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF PROPOSAL V, APPROVING THE ISSUANCE OF WARRANTS TO PURCHASE SHARES OF CLASS A COMMON STOCK PURSUANT TO THE NOTE PURCHASE AGREEMENT AND THE WARRANT.

SUMMARY OF PRIVATE PLACEMENT DOCUMENTS

The following summary of the material provisions of the Private Placement Agreements and the form of Warrant Certificate is qualified by reference to the complete text of the Private Placement Agreements and the form of Warrant Certificate, copies of which are attached as Annexes A, B and N to this Proxy Statement. All stockholders are encouraged to read the Private Placement Agreements in their entirety for a more complete description of their terms and conditions.

General

On September 8, 2006 we entered into a Stock Purchase Agreement with Phoenix and Brantley IV pursuant to which we agreed to issue, for an aggregate purchase price of $4,650,000, such number of shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

On September 8, 2006 we also entered into a Note Purchase Agreement with Phoenix pursuant to which we agreed to issue, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Investors

As of the record date, Brantley IV owns 7,863,996 shares of our Class B Common Stock, warrants to purchase 20,455 shares of our Class A Common Stock and notes which are currently convertible into 1,371,539 shares of our Class A Common Stock (at the closing price of our Class A Common Stock on the record date of $0.25 per share). As of the record date, this represents 31.9% of our voting power and 53.2% of our voting power on an as converted basis (at the closing price of our Class A Common Stock on the record date of $0.25 per share). As of the record date, Brantley IV and its affiliates own 44.8% of our voting power and 61.2% of our voting power on an as converted basis (at the closing price of our Class A Common Stock on the record date of $0.25 per share). Brantley IV will purchase, for an aggregate purchase price of $1,650,000, such number of shares of Class D Common Stock representing upon conversion 6.875% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Phoenix is a limited partner in Brantley IV and Brantley Partners V, L.P. and has also co-invested with Brantley IV and its affiliates in a number of transactions. Prior to the consummation of the private placement, Phoenix is not a record owner of any shares of our capital stock. Phoenix will purchase (i) for an aggregate purchase price of $3,000,000, such number of shares of Class D Common Stock, representing upon conversion 12.5% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital, and (ii) for an aggregate purchase price of $3,350,000, (A) our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000 and (B) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Class D Common Stock

We will issue to Brantley IV and Phoenix on the closing date, for an aggregate purchase price of $4,650,000, such number of shares of our Class D Common Stock representing upon conversion 19.375% of our outstanding Class A Common Stock as of the date of issuance of the Class D Common Stock, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. The rights and preferences of the Class D Common Stock are set forth under Proposal III.

Registration Rights

In connection with the private placement, the parties will enter into a registration rights agreement, pursuant to which the holders of a majority of the shares of Class A Common Stock issuable upon either conversion of the Class D Common Stock or the exercise of the warrants will have the right to require us to register their shares of Class A Common Stock under the Securities Act. The agreement allows them one right to demand that we register their shares of Class A Common stock under the Securities Act on a registration statement filed with the SEC and unlimited rights to include (or “piggy-back”) the registration of their shares of Class A Common stock on certain registration statements that we may file with the SEC for other purposes.

The investors may not exercise their demand rights unless the securities to be registered have an anticipated net aggregate offering price of at least $10,000,000. The investors may not exercise their piggy-back registration rights unless the shares to be registered have an anticipated net aggregate offering price of at least $1,000,000. We will bear the cost of the registration, unless the registration request is withdrawn by the investors, in which case the investors requesting withdrawal shall bear the expenses.

Note and Warrants

We will issue to Phoenix on the closing date, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000 and (ii) warrants to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital.

Our senior unsecured subordinated promissory notes will bear interest at the combined rate of (i) 12% per annum payable in cash on a quarterly basis and (ii) 2% per annum payable in kind (meaning that the accrued interest will be capitalized as principal) on a quarterly basis, subject to our right to pay such amount in cash. The notes will be unsecured and subordinated to all of our other senior debt. Upon the occurrence and during the continuance of an event of default the interest rate on the cash portion of the interest shall increase from 12% per annum to 14% per annum, for a combined rate of default interest of 16% per annum. We may prepay outstanding principal (together with accrued interest) on the note subject to certain prepayment penalties and we are required to prepay outstanding principal (together with accrued interest) on the note upon certain specified circumstances.

The Warrant Certificate provide the holder with the right to purchase shares of our Class A Common Stock equal to 1.117% of our outstanding Class A Common Stock on the date of issuance of the Warrant Certificate, on a fully-diluted basis taking into account the issuance of the shares of Class D Common Stock described above but excluding certain of our outstanding options, warrants and convertible securities and certain shares of Class B Common Stock to be purchased by us from Brantley Capital. The warrants will be exercisable for five years from the date of issuance of the Warrant Certificate at $0.01 per share.

Closing the Private Placement

Subject to satisfaction of the conditions contained in the Private Placement Agreements, the closing of the transactions contemplated thereunder will take place on the third business day following the date our stockholders approve Proposals I, II, III, IV, V and VI, or at such other time as the parties may agree.

Representations and Warranties

The Private Placement Agreements contain a number of representations and warranties that the respective parties have made to each other. These representations and warranties relate to: (i) organization, power and authority; (ii) validity and binding effect of the agreements; (iii) financial statements; (iv) capitalization; (v) no material adverse change; (vi) conflicts; (vii) litigation; (viii) SEC filings; (ix) defaults; (x) compliance with law; (xi) intellectual property; (xii) taxes; (xiii) certain transactions; (xiv) environmental; (xv) title to properties; (xvi) insurance; (xvii) margin regulations; (xviii) subsidiaries; (xix) debt; (x) significant contracts; (xxi) ERISA; (xxii) registration rights; (xxiii) employees; and (xxiv) real property; (xxv) private offering status; (xxvi) fees and commissions; (xxvii) fairness opinion; (xxviii) special committee recommendations; (xxix) complete disclosure; (xxx) foreign assets control regulations, (xxxi) investment company status; and (xxxii) investment representations and warranties.

Stockholder Approval

The closing of the transactions contemplated under each of the Private Placement Agreements is subject to the approval of our stockholders of each of Proposals I, II, III, IV, V and VI at the Special Meeting.

Conditions to Closing

The obligations of Phoenix and Brantley IV to complete the private placement are subject to the satisfaction or waiver of many conditions in accordance with each of the Private Placement Agreements, including:

•	receipt of approval from our stockholders of the amendments to our certificate of incorporation and parts of the private placement (Proposals I, II, III, IV, and V);

•	the absence of any material adverse change in our business and operations, and the business and operations of the Rand and On Line businesses, since June 30, 2006;

•	in the case of the Stock Purchase Agreement, the filing of our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and its acceptance thereof and our reservation of a sufficient number of shares of Class A common Stock for issuance on conversion of the Class D Common Stock;

•	the conversion to Class A Common Stock by Brantley IV of the entire unpaid principal amount of, including accrued but unpaid interest on, our convertible subordinated promissory notes in the aggregate original principal amount of $1,250,000;

•	consummation, in the case of the Stock Purchase Agreement, of the transactions contemplated by the Note Purchase Agreement and, in the case of the Note Purchase Agreement, of the transactions contemplated by the Stock Purchase Agreement;

•	in the case of the Stock Purchase Agreement, consummation by each of Phoenix and Brantley IV of their respective obligations under the Stock Purchase Agreement;

•	consummation of the acquisitions of the Rand and On Line businesses;

•	the accuracy of our representations and warranties in the Private Placement Agreements as of the closing date taking into account in certain instances the inclusion of the Rand and On Line businesses as part of our business;

•	delivery of pro forma financial statements giving effect to the acquisitions of the Rand and On Line businesses, the consummation of the private placement, the conversion of the Brantley notes and the consummation of senior financing that are satisfactory to Phoenix and Brantley IV;

•	the performance and compliance with all of the covenants made, and obligations to be performed, by the other parties in the Private Placement Agreements prior to the closing;

•	the receipt of all requisite third-party consents;

•	consummation with one or more senior lenders for the provision of not less than $6,500,000 of senior secured financing and, in the case of the Note Purchase Agreement, execution of mutually acceptable intercreditor and subordination agreement(s) among Phoenix, our senior lender and certain of our existing debtholders; and

•	conversion of all shares of Class B Common Stock and Class C Common Stock by the holders thereof into shares of Class A Common Stock or our acquisition and retirement of all such shares, including our acquisition and retiring of the 1,722,983 shares of Class B Common Stock held by Brantley Capital.

Indemnification

The Private Placement Agreements both provide that we will indemnify Phoenix and Brantley IV and certain of their affiliates for all losses incurred by any of the indemnified parties for (i) any breach of our representations and warranties or (ii) any breach of our covenants, agreements and obligations, other than losses resulting from action on the part of the indemnified party caused by their gross negligence or willful misconduct.

Termination, Amendment and Waiver

Each of the Private Placement Agreements may be terminated at any time prior to the consummation of the transactions contemplated thereunder, whether before or after receipt of the approval of our stockholders, by mutual written consent of Phoenix, Brantley IV and us, as applicable.

In addition, each Private Placement Agreement may be terminated:

•	by any party thereto if a material breach by any other party of any representation, warranty or obligation contained in such Private Placement Agreement exists that may not be cured within 30 days after written notice of such breach;

•	by any party thereto if any condition to such party’s obligations contained in such Private Placement Agreement has not been fulfilled or waived;

•	by any party thereto if the transactions contemplated by such Private Placement Agreement are illegal or otherwise prohibited by law;

•	by Phoenix or Brantley IV if the private placement has not been consummated prior to December 31, 2006; or

•	in the case of the Note Purchase Agreement, by Phoenix if it determines in its good faith discretion that, assuming consummation of the private placement and the acquisitions of the Rand and On Line businesses, we would not be creditworthy.

If permitted under applicable law, any of the parties to a Private Placement Agreement may waive any conditions for their own respective benefit and consummate the transactions contemplated thereby even though one or more of the conditions have not been met.

Any purported amendment to the Private Placement Agreements shall be null and void unless it is in writing and signed by each of the respective parties to such agreement.

None of the rights and obligations of a party under the Private Placement Agreements may be assigned without the prior written consent of the other parties to such agreement, except that the investors may assign their rights to affiliates of such investors and we may assign our rights pursuant to a merger, recapitalization or other business combination transaction in which the surviving entity agrees in writing to assume our obligations under the Private Placement Agreements.

PROPOSAL VI

APPROVAL TO ISSUE SHARES OF OUR CLASS A COMMON STOCK AS PARTIAL CONSIDERATION IN THE RAND ACQUISITION

As described above, as part of our financing, on September 8, 2006 we entered into a stock purchase agreement with the stockholder of Rand, pursuant to which we will, subject to stockholder approval and satisfaction of the other closing conditions set forth therein, issue, as partial consideration for the purchase by us of the outstanding stock of Rand, such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the acquisition of Rand. If we were to consummate the Rand acquisition as of our record date, October 20, 2006, we would be obligated to issue 2,400,000 shares of our Class A Common Stock (representing 2.1% of our Class A Common Stock on an as converted basis) in connection with the Rand acquisition. Reference is hereby made to the summary of terms of this transaction appearing above, the summary of the Rand stock purchase agreement appearing below, and the Rand stock purchase agreement attached hereto as Annex C, the terms of which are incorporated herein by reference.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the issuance of the shares of Class A Common Stock pursuant to the Rand stock purchase agreement.

Consequences If This Proposal and Other Proposals Are Not Approved

If Proposal VI is not approved by our stockholders at the Special Meeting, then we will not be able to consummate the Rand acquisition on the terms currently contemplated by the Rand stock purchase agreement and in all likelihood will not be able to complete the private placement. We could seek alternative terms for the Rand stock purchase agreement and alternative financing; however, there is no assurance that alternative terms can be obtained or that such financing will be available or, if available, on terms acceptable to us. If Proposal VI is not approved and we cannot complete the private placement, we will not consummate the purchase of shares of our Class B Common Stock from Brantley Capital. If the amendments to our certificate of incorporation set forth in Proposals I, II and III are not approved by our stockholders at the Special Meeting, then we will not be able to consummate the transactions contemplated by the Rand stock purchase agreement. In addition, we may not be able to engage in discussions relating to any future transactions involving our Common Stock until our certificate of incorporation is amended to increase the number of authorized shares of our Common Stock.

Required Vote

The affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote is needed to approve this proposal. As such, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. If our stockholders approve the issuance of the shares of Class A Common Stock in connection with the Rand stock purchase agreement, as well as Proposals IV and V regarding the issuance of shares of Class D Common Stock and of warrants to purchase shares of Class A Common Stock in the private placement, subject to approval by the stockholders of Proposals I, II and III and the satisfaction of the other closing conditions contained therein, we will file our Second Amended and Restated

Certificate of Incorporation with the Secretary of State of Delaware and immediately consummate the private placement and the Rand acquisition.

Recommendation

After careful consideration, the board of directors has determined that the issuance of the shares of Class A Common Stock pursuant to the Rand stock purchase agreement that is the subject of Proposal VI is fair to and in the best interests of our stockholders. In addition, the board of directors has determined that the terms of the Rand stock purchase agreement, as a whole, are in the best interests of our stockholders and approved the execution of this document. Accordingly, the board of directors has approved and declared advisable Proposal VI relating to the issuance of shares of Class A Common Stock as partial consideration under the Rand stock purchase agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” APPROVAL OF PROPOSAL VI, APPROVING THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK PURSUANT TO THE RAND STOCK PURCHASE AGREEMENT.

SUMMARY OF ACQUISITION DOCUMENTS

We have identified two acquisition opportunities to expand our medical billing services businesses. On September 8, 2006 we entered into a stock purchase agreement with Rand and its stockholder pursuant to which we will acquire all of the issued and outstanding capital stock of Rand. In addition, on September 8, 2006 we entered into a stock purchase agreement with On Line and their respective stockholders pursuant to which we have agreed to purchase all of the issued and outstanding capital stock of On Line. A copy of the stock purchase agreement with Rand is attached hereto as Annex C. A copy of the On Line stock purchase agreement is attached hereto as Annex L. The terms of these agreements are incorporated herein by reference.

The historical financial statements for each of these businesses are attached hereto as Annexes F, G and H, respectively. Additionally, pro forma financial information showing the effect of these acquisitions and the transactions contemplated by the Private Placement Agreements on us is attached hereto as Annex I, the terms of which are incorporated herein by reference.

Rand Acquisition

Rand Medical Billing, Inc. is a full service billing agency providing medical billing, exclusively for anatomic and clinical pathology practices located in Simi Valley, California.

On September 8, 2006 we entered into a stock purchase agreement with the stockholder of Rand to purchase all of the issued and outstanding capital stock of Rand for an aggregate purchase price of $9,365,333, subject to adjustments conditioned upon future revenue results.

The purchase price shall be paid as follows:

•	at closing we will pay $6,800,000 in cash;

•	at closing we will deliver an unsecured subordinated promissory note in the original principal amount of $1,365,333;

•	at closing we will deliver $600,000 to the escrow agent for deposit in an interest bearing escrow account; and

•	at closing we will deliver to the escrow agent such number of shares of our Class A Common Stock having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the acquisition of Rand.

The purchase price shall be subject to adjustments conditioned upon future revenue results and claims, if any, for indemnification.

In the event that the gross revenue related to Rand for the period ending December 31, 2007 equals or exceeds the established 2007 minimum revenue target of $6,349,206 plus the amount of the aggregate losses (which arise under the indemnification obligations of the sellers) then we will release all the cash and shares held in escrow to the stockholder of Rand within 30 days of the final determination of the gross revenue for the period. If the gross revenue for the period is less than $6,349,206 then the release of the cash and shares held in escrow will be postponed.

If the release of the purchase price consideration held in escrow is postponed, then we will calculate the gross revenue for the period ending December 31, 2008. Based on this calculation:

•	If the 2008 gross revenue equals or exceeds the 2008 minimum revenue target amount of $9,600,000 then the cash and shares held in escrow shall be released to the Rand stockholder and we will proceed to pay the balance due on the promissory note in five equal monthly installments commencing March 1, 2009.

•	If the 2008 gross revenue is less than $9,600,000 but is equal or greater than $6,349,206 then the cash and shares held in escrow will be released to the Rand stockholder and payments under the promissory note will be adjusted downward based in part on the difference between the 2008 gross revenue and $6,349,206 divided by $3,250,794.

•	If the 2007 gross revenue was equal to or exceeded $6,349,206 but the 2008 gross revenue amount was less than $6,349,206, the promissory note will be cancelled and we will not owe the Rand stockholder any amounts under such note.

•	If the 2007 gross revenue was not equal to or greater than $6,349,206 and the release from escrow was otherwise postponed and the 2008 gross revenue is also less than $6,349,206, then the promissory note will be cancelled and the purchase price will be subject to a downward adjustment. The downward adjustment shall be calculated by multiplying $8,000,000 by the result of 2008 gross revenue divided by $6,349,206. Any purchase price shortfall will first be allocated out of the cash proceeds held in escrow and any remaining shortfall will cause the forfeiture of the shares. The shortfall will be capped at the amount held in escrow.

The stock purchase agreement with Rand contains customary representations and warranties and conditions to closing. In addition, the stockholder of Rand has agreed to a five-year non-compete and non-solicitation period. The indemnification provided by the Rand stockholder for breaches of representations is capped at the purchase price and we can not make claims until the aggregate amount of our losses exceeds $50,000.

The closing of the Rand acquisition is expected to occur shortly after the Special Meeting, subject to approval by our stockholders of Proposals I, II, III, IV, V and VI. No regulatory approval is required to consummate this acquisition.

On Line Acquisition

On Line consists of two related companies, OLA and OLP. OLA is an outsourcing company providing data entry, insurance filing, patient statements, payment posting, collection follow-up and patient refund processing to medical practices. Most of OLA’s customers are hospital-based physician practices including radiology, neurology and emergency medicine. Customers also include some other specialties as plastic surgery, family practice, internal medicine and orthopaedics. All billing functions are the responsibility of OLA, and include credentialing and accounts payable processing. OLA also has a group of contract transcriptionists who work out of their homes and OLA offers these services to clients as well.

OLP provides payroll processing services to small businesses, a few of which are also customers of OLA. OLP provides payroll services including direct deposit, time clock interface and tax reporting to clients in Alabama, Florida, Georgia, Louisiana, Mississippi, Tennessee and Texas.

On September 8, 2006 we entered into a stock purchase agreement with the stockholders of OLA and OLP to purchase all of the issued and outstanding capital stock of both OLA and OLP for an aggregate purchase price of $3,310,924, subject to adjustments conditioned upon future revenue results. The purchase price is payable in a combination of cash and unsecured subordinated promissory notes. At the closing of the On Line acquisition, $2,476,943 of the purchase price will be paid in cash and the remainder in an unsecured subordinated promissory note. We have an option to pay up to $75,000 of the purchase price in the form of an additional unsecured promissory note in lieu of cash at the closing.

Within 45 days following the end of the 12-month anniversary of the closing, we will deliver written notice to the former On Line stockholders detailing the revenue of the acquired businesses, determined on a cash basis in accordance with generally accepted accounting principles for such 12-month period. If the actual revenue exceeds $2,500,259 then the purchase price will be increased on a dollar-for-dollar basis by the lesser of (i) the amount of the excess or (ii) $500,052. If the actual revenue is less than $2,500,259 then the principal amount of the unsecured promissory note shall be reduced on a dollar-for-dollar basis. The downward adjustment of the purchase price will be capped at the value of the promissory note. In the event that we move the principal location of the business out of the greater Mobile, Alabama geographic region or the employment of William Suffich or Dorothy Matter is terminated by us without cause or by them for Good Reason, as defined in their respective employment agreements, there will be no downward adjustment in the purchase price.

The stock purchase agreement for the On Line acquisition contains customary representations and warranties and conditions to closing. The indemnification provided by the respective stockholders of OLA and OLP for breaches of representations and warranties is capped at $1,000,000 and we can not make claims until the aggregate amount of our losses exceeds $50,000.

The closing of the On Line acquisition is expected to occur shortly after the Special Meeting, subject to approval by our stockholders of Proposals I, II, III, IV, V and VI. No regulatory approval is required to consummate this acquisition.

PROPOSAL VII

APPROVAL OF THE AMENDMENT TO OUR 2004 INCENTIVE PLAN

On September 8, 2006, the board of directors voted to adopt an amendment to the our 2004 Incentive Plan to (i) to increase the number of shares of our Class A Common Stock available for grants under the 2004 Incentive Plan from 2,200,000 shares to such number of shares representing 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition, and (ii) to increase the maximum number of shares that can be granted to a participant in any calendar year under the 2004 Incentive Plan from 1,000,000 shares to 3,000,000 shares. The board of directors unanimously (with the exception of Mr. Bauer who abstained) determined to recommend approval of the amendment by the stockholders. Section 711 of the AMEX Company Guide requires AMEX-listed companies to obtain stockholder approval with respect to certain amendments to option plans. Approval of this proposal is contingent upon approval of Proposals I, II, III, IV, V and VI and the filing of our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

Description of 2004 Incentive Plan

The following is a summary of the material features of the existing 2004 Incentive Plan and identifies, where applicable, the effect of these amendments. It may not contain all of the information important to you. We urge you to read the entire 2004 Incentive Plan, which was filed as Exhibit 10.19 to our Annual Report on Form 10-KSB for the year ending December 31, 2004 filed with the SEC on April 28, 2005. The 2004 Incentive Plan currently provides for issuance of up to 2,200,000 shares of Class A Common Stock, of which there are 476,000 shares left for issuance pursuant to future grants. If the amendment to the 2004 Incentive Plan is approved, this number will be increased to such number of shares representing 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition. If this increase were to have been implemented on our record date, October 20, 2006, assuming that the private placement and the Rand acquisition had been consummated as of such date, this would have resulted in an increase of 9,114,526 shares for an aggregate total of 9,590,526 shares available for grants under the 2004 Incentive Plan.

Currently, there are no specific grants proposed to be made under the 2004 Incentive Plan.

The purpose of the 2004 Incentive Plan is to advance the interests of the Company and its affiliates by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below.

The amendment to the 2004 Incentive Plan will become effective on the date of its approval by the stockholders. The plan will terminate when there are no remaining shares available for awards unless terminated as to future grants earlier by the Administrator (as defined below). No incentive stock options (“ISOs”) may be granted under the 2004 Incentive Plan after September 7, 2014, although ISOs granted before such date may extend beyond that date. A maximum of 2,200,000 shares of Class A Common Stock may be delivered in satisfaction of awards made under the 2004 Incentive Plan (which will increase to 10% of our outstanding Class A Common Stock as of the date of closing of the private placement, on a fully diluted basis taking into account the shares issued in the private placement and the Rand acquisition if the amendment is approved). For purposes of the preceding sentence, shares that have been forfeited in accordance with the terms of the applicable award and shares held back in satisfaction of the exercise price or tax withholding requirements from shares that would otherwise have been delivered pursuant to an award shall not be considered to have been delivered under the 2004 Incentive Plan. Also, the number of shares delivered under an award shall be determined net of any previously acquired shares tendered by the participant in payment of the exercise price or of withholding taxes.

The maximum number of shares of Class A Common Stock for which stock options may be granted to any person in any calendar year and the maximum number of shares of Class A Common Stock subject to stock appreciation rights, or “SARs”, granted to any person in any calendar year is 1,000,000 shares. The maximum benefit that may be paid to any person under other awards in any calendar year is, to the extent paid in shares, 1,000,000 shares (which will increase to 3,000,000 if the amendment is approved), and, to the extent paid in cash, $1,000,000. However, stock options and SARs that are granted with an exercise price that is less than the fair market value of the underlying shares on the date of the grant will be subject to both of the limits imposed by the two preceding sentences. These limitations will be construed in a manner consistent with Section 162(m) of the Internal Revenue Code of 1984, as amended (the “Internal Revenue Code”).

In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2004 Incentive Plan and to preserve the value of awards.

Administration

The board of directors or a committee appointed by the board of directors administers the 2004 Incentive Plan. In the case of awards granted to persons who are or are reasonably expected to become our officers, such committee shall be comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The term “Administrator” is used in this Proxy Statement to refer to the person (the board of directors or committee, and their delegates) charged with administering the 2004 Incentive Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock or restricted stock units, Deferred Stock (hereafter defined) or performance awards. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2004 Incentive Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2004 Incentive Plan are conclusive and bind all parties.

Eligibility

Participation is limited to those key employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and the success of our affiliates and who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants currently consists of approximately 25 individuals.

Stock Options

The Administrator may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of our Class A Common Stock within a specified period of time at a specified price. Two types of stock options may be granted under the 2004 Incentive Plan: “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options (“NSOs”). Eligibility for ISOs is limited to our employees and employees of our subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the Class A Common Stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options. Unless the Administrator determines otherwise, and in all events in the case of any stock option intended to qualify as an ISO and any stock option or SAR (other than a Performance Award subject to Section 6(a)(7) of the 2004 Incentive Plan) intended to qualify as performance-based for purposes of Section 162(m) of the Internal Revenue Code, the exercise price of an award requiring exercise will not be less than the fair market value of the stock subject to the award determined as of the date of grant.

The closing price of our Class A Common Stock as reported on AMEX on our record date, October 20, 2006, was [$0.25] per share.

Stock Appreciation Rights

The Administrator may grant SARs under the 2004 Incentive Plan. An SAR entitles the holder upon exercise to receive an amount in cash or Class A Common Stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of Class A Common Stock.

Stock Awards; Deferred Stock

The 2004 Incentive Plan provides for awards of nontransferable shares of restricted Class A Common Stock, restricted stock units, which entitle the holder to receive such number of shares specified in the award or a cash payment for such shares equal to the fair market value on a specified date, as well as unrestricted shares of Class A Common Stock. Awards of restricted stock, restricted stock units and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock or restricted stock units are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of one of our stockholders, including the right to vote the shares and to receive dividends. Other awards under the 2004 Incentive Plan may also be settled with restricted stock. The 2004 Incentive Plan also provides for deferred grants (“Deferred Stock”) entitling the recipient to receive shares of Class A Common Stock in the future on such conditions as the Administrator may specify.

Performance Awards

The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance Awards may consist of Class A Common Stock or cash or a combination of the two. The performance criteria used in connection with a particular Performance Award will be determined by the Administrator. In the case of Performance Awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance in accordance with Section 162(m) of the Internal Revenue Code that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets (in each case before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis); one or more operating ratios; one or more financial coverage ratios; book value per share;

borrowing levels, leverage ratios (including, without limitation, debt as a percentage of capitalization) or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. The Administrator will determine whether the performance targets or goals that have been chosen for a particular Performance Award have been met.

General Provisions Applicable to All Awards

Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2004 Incentive Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to us (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Mergers and Similar Transactions

In the event of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of substantially all of our stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the following rules will apply except as otherwise provided in an Award:

•	If there is no assumption or substitution of stock options, existing stock options will become fully exercisable prior to the completion of the transaction on a basis that gives the holder of the stock option a reasonable opportunity to exercise the stock option and participate in the transaction as a stockholder.

•	Existing stock options, unless assumed or exercised, will terminate upon completion of the transaction.

•	Awards of Deferred Stock will be accelerated by the Administrator so that the stock is delivered prior to the completion of the transaction on a basis that gives the holder of the award a reasonable opportunity following issuance of the stock to participate as a stockholder in the transaction.

If there is a surviving or acquiring entity, the Administrator may arrange to have that entity (or an affiliate) assume outstanding awards or grant substitute awards. In the case of shares of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of those shares in connection with the transaction be placed in escrow or otherwise made subject to restrictions determined by the Administrator.

Amendment

The Administrator may at any time or times amend the 2004 Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the 2004 Incentive Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the participant’s rights under the Award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

New 2004 Incentive Plan Benefits

The future benefits or amounts that would be received under the 2004 Incentive Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which have been received by or allocated to the named executive officers and directors for the last completed fiscal year have been identified in this Proxy Statement in the section entitled “Director and Executive Officer Compensation.” In addition to those options reported in “Director and Executive Officer Compensation” for the last completed fiscal year, we granted options to purchase 10,000 shares at an exercise price of $0.47 per share on May 12, 2006 to each of David Crane and Joseph M. Valley, Jr., two of our directors.

Equity Compensation Plan Information

The following table gives information about our Class A Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of October 20, 2006.

(c)
Number of
Securities
	(a)		Remaining Available
	Number of		for Future Issuance
	Securities to be	(b)	Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in Column
Plan Category	and Rights	and Rights	(a))

Equity compensation plans approved by security holders	1,727,615	$0.54	612,385
Equity compensation plans not approved by security holders	884,732	$4.31	—

Total	2,612,347	$1.82	612,385

Federal Tax Effects

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2004 Incentive Plan under the law as in effect on the date of this Proxy Statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2004 Incentive Plan, nor does it cover state, local or non-U.S. taxes.

ISOs

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

NSOs

In general, in the case of an NSO with an exercise price that is equal to or greater than the fair market value of our Class A Common Stock on the date of grant, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to us; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction. Differing and adverse tax consequences would result if the exercise price of an NSO is less than the fair market value of a share of Class A Common Stock on the date of grant. We do not currently intend to grant any NSOs with an exercise price that is less than the fair market value of our Class A Common Stock on the date of grant.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Internal Revenue Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83 (b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to us will correspond to the income recognized by the optionee. The application of Section 83 of the Internal Revenue Code to ISOs exercisable for restricted stock is less clear.

Under the so-called “golden parachute” provisions of the Internal Revenue Code, the accelerated vesting of awards in connection with our change in control may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2004 Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to us.

Stockholder Approval of the Amendment to the 2004 Incentive Plan

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock properly cast in person or by proxy at the Special Meeting, voting together as a single class, is required to approve the amendment to the 2004 Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE, OR INSTRUCT THEIR VOTES TO BE CAST, “FOR” THE AMENDMENT TO THE 2004 INCENTIVE PLAN.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Pro forma financial information for the year ended December 31, 2005 and the six month period ended June 30, 2006, which reflects our proposed acquisition of the Rand and On Line businesses and the closing of the transactions contemplated under the Private Placement Agreements is set forth in Annex I attached hereto, which includes the unaudited pro forma combined financial statements and related notes thereto. Our historical financial statements for the years ended December 31, 2004 and December 31, 2005 and for the six month period ended June 30, 2006 are attached as Annexes J and K, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. All significant intercompany balances and transactions have been eliminated in consolidation.

The discussion that follows should be read in conjunction with our financial statements attached hereto as Annexes J and K.

Overview

We are a healthcare services organization providing outsourced business services to physicians, serving the physician market through two subsidiaries, MBS and IPS. MBS provides billing, collection, accounts receivable management, coding and reimbursement services, reimbursement analysis, practice consulting, managed care contract management and accounting and bookkeeping services, primarily to hospital-based physicians such as pathologists, anesthesiologists and radiologists. MBS currently provides services to approximately 58 clients, representing 337 physicians. IPS serves the general and subspecialty pediatric physician market, providing accounting and bookkeeping, human resource management, accounts receivable management, quality assurance services, physician credentialing, fee schedule review, training and continuing education and billing and reimbursement analysis. IPS currently provides services to five pediatric groups in Illinois and Ohio, representing 37 physicians. We believe our core competency is our long-term experience and success in working with and creating value for physicians.

Strategic Focus

In 2005, we initiated a strategic plan designed to accelerate our growth and enhance our future earnings potential. As part of this plan, we began to divest certain non-strategic assets and ceased investing in business lines that did not complement our plan, and redirected financial resources and company personnel to areas that management believes enhances long-term growth potential.

More specifically, we have taken the following actions since the first quarter of 2005:

•	In March 2005, we closed Bellaire SurgiCare, Inc. (“Bellaire SurgiCare”), one of our ASCs in Houston, Texas, because of declining case load volume and unsatisfactory financial performance and combined the operations of Bellaire SurgiCare with SurgiCare Memorial Village, L.P. (“Memorial Village”);

•	In June 2005, we sold IntegriMED, a wholly-owned subsidiary of IPS, to eClinicalWeb;

•	In August 2005, we closed the SurgiCare corporate headquarters in Houston, Texas and transitioned all corporate functions to our offices in Roswell, Georgia;

•	In October 2005, we sold our interests in Tuscarawas Ambulatory Surgery Center, LLC (“TASC”), TASC Anesthesia and Tuscarawas Open MRI, L.P. (“TOM”) in Dover, Ohio to Union Hospital (“Union”);

•	In January 2006, we sold substantially all of the assets of Memorial Village in Houston, Texas to First Surgical Memorial Village, L.P.;

•	In early 2006, we were notified by Union that it was exercising its option to terminate the management services agreements of TOM and TASC as of March 12, 2006 and April 3, 2006, respectively; and

•	In March 2006, we sold substantially all of the assets of San Jacinto Surgery Center, Ltd. (“San Jacinto”) in Baytown, Texas to San Jacinto Methodist Hospital (“Methodist”).

With the completion of these activities, we no longer have any ownership or management interests in ASCs.

Additionally, we believe that we are now positioned to focus on our physician services business and the physician billing and collections market, leveraging our existing presence to expand into additional geographic regions and increase the range of services we provide to physicians. Part of this strategy will include acquiring financially successful billing companies focused on providing services to hospital-based physicians and increasing sales and marketing efforts in existing markets.

Financial Overview

As more fully described below, our results of operations for the six months ended June 30, 2006 as compared to the same period in 2005 and the year ended December 31, 2005 as compared to the same period in 2004 reflect several important factors, many relating to the impact of transactions which occurred as part of our strategic plan referred to above.

•	Significant changes in revenues, resulting from increased patient volume and rate increases in IPS’s operations and from inclusion of a full year of revenues for MBS in 2005 as compared to two weeks of revenue in 2004;

•	Inclusion of expenses in 2005 relating to the separation agreement for our former president,

•	Professional and consulting fees incurred in connection with our merger with IPS (the “IPS Merger”) and the merger of MBS and Dennis Cain Physician Solutions, Ltd. (“DCPS”) (the “DCPS/MBS Merger” and, together with the IPS Merger, the “2004 Mergers”) in December 2004 and significant 2005 transactions,

•	Inclusion of a full year of operating expenses for MBS in 2005 as compared to two weeks of operating expenses in 2004;

•	Significant charges for impairment of intangible assets and goodwill in 2005 as a result of the significant 2005 transactions.

•	Sale of substantially all of the assets of Memorial Village, which resulted in a gain on disposition of discontinued components of $574,321 recorded in the first quarter of 2006;

•	Sale of substantially all of the assets of San Jacinto, which resulted in a gain on disposition of discontinued components of $94,066 recorded in the first quarter of 2006; and

•	Payment of $112,500 in satisfaction of a $778,000 debt, which resulted in a gain on forgiveness of debt totaling $665,463 recorded in the first quarter of 2006.

Critical Accounting Policies and Estimates

The preparation of our financial statements is in conformity with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes. Our management bases these estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments that are not readily apparent from other sources. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Changes in the facts or circumstances underlying these estimates could result in material changes and actual results could differ from these estimates. We believe the following critical accounting policies affect the most significant areas involving management’s judgments and estimates. In addition, please refer to Note 1. General of our unaudited consolidated condensed financial statements for the six months ended June 30, 2006 and 2005 and Note 1, Organization and Accounting Policies, of our consolidated financial statements for the year ended December 31, 2005 and 2004 included in Annex J of this Proxy Statement for further discussion of our accounting policies.

Consolidation of Physician Practice Management Companies.  In March 1998, the Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board (“FASB”) issued its Consensus on Issue 97-2 (“EITF 97-2”). EITF 97-2 addresses the ability of physician practice management (“PPM”) companies to consolidate the results of medical groups with which it has an existing contractual relationship. Specifically, EITF 97-2 provides guidance for consolidation where PPM companies can establish a controlling financial interest in a physician practice through contractual management arrangements. A controlling financial interest exists, if, for a requisite period of time, the PPM has “control” over the physician practice and has a “financial interest” that meets six specific requirements. The six requirements for a controlling financial interest include:

(a) the contractual arrangement between the PPM and physician practice (1) has a term that is either the entire remaining legal life of the physician practice or a period of 10 years or more, and (2) is not terminable by the physician practice except in the case of gross negligence, fraud, or other illegal acts by the PPM or bankruptcy of the PPM;

(b) the PPM has exclusive authority over all decision making related to (1) ongoing, major, or central operations of the physician practice, except the dispensing of medical services, and (2) total practice compensation of the licensed medical professionals as well as the ability to establish and implement guidelines for the selection, hiring, and firing of them;

(c) the PPM must have a significant financial interest in the physician practice that (1) is unilaterally salable or transferable by the PPM and (2) provides the PPM with the right to receive income, both as ongoing fees and as proceeds from the sale of its interest in the physician practice, in an amount that fluctuates based upon the performance of the operations of the physician practice and the change in fair value thereof.

IPS is a PPM company. IPS’s management services agreements (“MSA” or, collectively, “MSAs”) governing the contractual relationship with its affiliated medical groups are for forty year terms; are not terminable by the physician practice other than for bankruptcy or fraud; provide IPS with decision making authority other than related to the practice of medicine; provide for employment and non-compete agreements with the physicians governing compensation; provide IPS the right to assign, transfer or sell its interest in the physician practice and assign the rights of the MSAs; provide IPS with the right to receive a management fee based on results of operations and the right to the proceeds from a sale of the practice to an outside party or, at the end of the MSA term, to the physician group. Based on this analysis, IPS has determined that its contracts meet the criteria of EITF 97-2 for consolidating the results of operations of the affiliated medical groups and has adopted EITF 97-2 in its statement of operations. EITF 97-2 also has addressed the accounting method for future combinations with individual physician practices. IPS believes that, based on the criteria set forth in EITF 97-2, any future acquisitions of individual physician practices would be accounted for under the purchase method of accounting.

Revenue Recognition.  MBS’s principal source of revenues is fees charged to clients based on a percentage of net collections of the client’s accounts receivable. MBS recognizes revenue and bills its clients when the clients receive payment on those accounts receivable. MBS typically receives payment from the client within 30 days of billing. The fees vary depending on specialty, size of practice, payer mix, and complexity of the billing. In addition to the collection fee revenue, MBS also earns fees from the various consulting services that MBS provides, including medical practice management services, managed care contracting, coding and reimbursement services.

IPS records revenue based on patient services provided by its affiliated medical groups. Net patient service revenue is impacted by billing rates, changes in current procedural terminology code reimbursement and collection trends. IPS reviews billing rates at each of its affiliated medical groups on at least an annual basis and adjusts those rates based on each insurer’s current reimbursement practices. Amounts collected by IPS for treatment by its affiliated medical groups of patients covered by Medicare, Medicaid and other contractual reimbursement programs, which may be based on cost of services provided or predetermined rates, are generally less than the established billing rates of IPS’s affiliated medical groups. IPS estimates the amount of these contractual allowances and records a reserve against accounts receivable based on historical collection percentages for each of the affiliated medical groups, which include various payer categories. When payments are received, the contractual adjustment is written off against the established reserve for contractual allowances. The historical collection percentages are adjusted quarterly based on actual payments received, with any differences charged against net revenue for the quarter. Additionally, IPS tracks cash collection percentages for each medical group on a monthly basis, setting quarterly and annual goals for cash collections, bad debt write-offs and aging of accounts receivable. For the twelve months ended December 31, 2005 and 2004, IPS’s net fee-for-service revenue, less bad debt expense, totaled $17,207,226 and $14,875,133, respectively. Cash collections related to dates of service in 2005 and 2004 totaled $17,025,718 and $15,143,913, respectively. The variance between cash collections and net fee-for-service revenue for the twelve months ended December 31, 2005 was $181,508, or 1.1% of net fee-for-service revenue. For the year ended December 31, 2004, the variance between cash collections and net fee-for-service revenue was $268,780, or 1.8% of net fee-for-service revenue. IPS is not aware of any material claims, disputes or unsettled matters with third party payers and there have been no material settlements with third party payers for the six months ended June 30, 2006 and 2005 or the twelve months ended December 31, 2005 and 2004.

Accounts Receivable and Allowance for Doubtful Accounts.  MBS records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, MBS has experienced minimal credit losses and has not written-off any material accounts for the six months ended June 30, 2006 and 2005 or the twelve months ended December 31, 2005 or 2004.

IPS’s affiliated medical groups grant credit without collateral to its patients, most of which are insured under third-party payer arrangements. The provision for bad debts that relates to patient service revenues is based on an evaluation of potentially uncollectible accounts. The provision for bad debts includes a reserve for 100% of the accounts receivable older than 180 days. Establishing an allowance for bad debt is subjective in nature. IPS uses historical collection percentages to determine the estimated allowance for bad debts, and adjusts the percentage on a quarterly basis.

The following table summarizes IPS’s aging of accounts receivable, by major payer classification, as of December 31, 2005 and 2004, respectively:

	December 31, 2005
	0-30	31-60	61-90	90+	Total
Commercial, HMO/PPO	$1,101,815	$398,426	$196,531	$156,116	$1,852,888
Medicaid	177,722	120,316	88,698	39,338	426,074
Medicaid Pending	62,121	92,482	60,072	23,904	238,579
Other	219,895	136,683	36,311	123,239	516,128
Self Pay	277,107	114,847	93,829	362,344	848,127

Total	$1,838,660	$862,754	$475,441	$704,941	$3,881,796

	December 31, 2004
	0-30	31-60	61-90	90+	Total
Commercial, HMO/PPO	$1,068,012	$321,465	$122,486	$178,954	$1,690,917
Medicaid	211,992	161,333	60,791	126,504	560,620
Medicaid Pending	101,291	40,644	4,188	460	146,583
Other	39,462	20,894	15,538	34,049	109,943
Self Pay	130,917	117,962	124,083	419,249	792,211

Total	$1,551,674	$662,298	$327,086	$759,216	$3,300,274

The following schedule provides a reconciliation of IPS’s aging of accounts receivable to the Company’s consolidated accounts receivable as of December 31, 2005 and 2004, respectively:

	December 31,
	2005	2004
IPS gross accounts receivable	$3,881,795	$3,300,274
Non-trade accounts receivable	300,272	308,738
MBS accounts receivable, net	856,823	737,129
SurgiCare accounts receivable, net	167,349	1,538,458	(1)
Accounts receivable related to discontinued operations	—	652,973	(1)
Contractual allowance and bad debt reserve	(2,407,935)	(2,068,332)

Consolidated net accounts receivable	$2,798,304	$4,469,240

(1)	Relates to operations discontinued in 2005. See the Discontinued Operations section below.

IPS’s affiliated medical groups follow a written policy regarding the write-off of accounts receivable older than 90 days. The billing department of each affiliated medical group complies with government and third party payer regulations regarding the collection of balance due amounts. Accounts receivable eligible for adjustment are reviewed monthly by the practice administrators, with accounts considered for assignment to a collection agency the latter of 180 days after the date of patient liability has been determined or as soon as the internal collection effort has been exhausted. All collection attempts and contacts are documented in the patient’s account record for future reference. Once maximum collection efforts are exhausted, both internally and through external collection agencies, adjustments and write-offs are reviewed in the following manner:

•	Accounts showing a balance less than $9.99 may be written off at the discretion of the billing staff;

•	Accounts showing a balance greater than $10.00 but less than $500.00 will be evaluated by the billing staff, practice administrator and Director of Operations; and

•	Accounts showing a balance of greater than $500.00 will be evaluated by the billing staff, practice administrator, Director of Operations and managing affiliated physician partners.

IPS’s days sales outstanding totaled 53.9 and 53.7, respectively, for the twelve months ended December 31, 2005 and 2004.

Investment in Limited Partnerships.  At December 31, 2005, we owned a 10% general partnership interest in San Jacinto. The investment is accounted for using the equity method. Under the equity method, the investment is initially recorded at cost and is subsequently increased to reflect our share of the income of the investee and reduced to reflect the share of the losses of the investee or distributions from the investee. Effective March 1, 2006, we sold our interest in San Jacinto. (See “Results of Operations — Discontinued Operations”.)

The general partnership interest was accounted for as an investment in limited partnership due to the interpretation of SFAS 94/Accounting Research Bulletin (“ARB”) 51 and the interpretations of such by Issue 96-16 and Statement of Position “SOP” 78-9. Under those interpretations, we could not consolidate our interest in an entity in which it held a minority general partnership interest due to management restrictions, shared operating decision-making, and capital expenditure and debt approval by limited partners and the general form versus substance analysis.

Goodwill and Other Intangible Assets.  Goodwill and intangible assets represent the excess of cost over the fair value of net assets of companies acquired in business combinations accounted for using the purchase method. In July 2001, the FASB issued SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 141 eliminates pooling-of-interest accounting and requires that all business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets and requires us to evaluate goodwill for impairment on an annual basis by applying a fair value test. SFAS No. 142 also requires that an identifiable intangible asset that is determined to have an indefinite useful economic life not be amortized, but separately tested for impairment using a fair value-based approach at least annually. We evaluate our goodwill and other intangible assets in the fourth quarter of each fiscal year, unless circumstances require testing at other times. (See “Results of Operations — Discontinued Operations” for additional discussion regarding the impairment testing of identifiable intangible assets.)

Recent Accounting Pronouncements

In November 2004, the EITF reached a consensus in applying the conditions in Paragraph 42 of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“EITF 03-13”). Evaluation of whether operations and cash flows have been eliminated depends on whether (1) continuing operations and cash flows are expected to be generated, and (2) the cash flows, based on their nature and significance are considered direct or indirect. This consensus should be applied to a component that is either disposed of or classified as held-for-sale in fiscal periods beginning after December 15, 2004. The adoption of EITF 03-13 did not have a material impact on our consolidated financial position, results of operations or cash flows.

In December 2004, the FASB published SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”). SFAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) is a replacement of SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Auditing Practices Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related interpretive guidance (“APB 25”).

The effect of SFAS 123(R) will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award. SFAS 123(R) permits entities to use any option-pricing model that meets the fair value objective in SFAS 123(R). We were required to begin to apply SFAS 123(R) for the quarter ending March 31, 2006.

SFAS 123(R) allows two methods for determining the effects of the transition: the modified prospective transition method and the modified retrospective method of transition. We have adopted the modified prospective transition method beginning in 2006.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. We do not expect FIN 48 will have a material effect on our consolidated financial condition or results of operations.

Results of Operations

The IPS Merger was treated as a reverse acquisition, meaning that the purchase price, comprised of the fair value of the outstanding shares of the Company prior to the transaction, plus applicable transaction costs, were allocated to the fair value of our tangible and intangible assets and liabilities prior to the transaction, with any excess being considered goodwill. IPS was treated as the continuing reporting entity, and, thus, IPS’s historical results became those of the combined company. Our results for the six months ended June 30, 2006 and 2005 include the results of IPS, MBS and our ambulatory surgery and diagnostic center business. Our results for fiscal 2005 include the results of IPS, MBS (which includes DCPS) and our ambulatory surgery and diagnostic center business for the twelve months ended December 31, 2005. Our results for fiscal 2004 include the results of IPS for the twelve months ended December 31, 2004 and the results of MBS (which includes DCPS) and our ambulatory surgery and diagnostic center business commencing on December 15, 2004. The descriptions of the business and results of operations of MBS set forth in this report include the business and results of operations of DCPS. This discussion should be read in conjunction with our unaudited consolidated condensed financial statements for the six months ended June 30, 2006 and 2005 and related notes thereto, which are included as Annex K of this Proxy Statement, and our consolidated financial statements for the years ended December 31, 2005 and 2004 and related notes thereto, which are included as Annex J of this Proxy Statement.

Pursuant to paragraph 43 of SFAS 144, which states that, in a period in which a component of an entity either has been disposed of or is classified as held for sale, the income statement of a business enterprise for current and prior periods shall report the results of operations of the component, including any gain or loss recognized, in discontinued operations. As such, our financial results for the six months ended June 30, 2005 and the twelve months ended December 31, 2004 have been reclassified to reflect the operations, including our surgery and diagnostic center businesses, which were discontinued in 2005.

Six Months Ended June 30, 2006 as Compared to Six Months Ended June 30, 2005

The following table sets forth, for the periods indicated, the consolidated statements of operations of the Company.

	For the Six Months Ended
	June 30,
	2006	2005
	(Unaudited)	(Unaudited)
		(Restated)

Net operating revenues	$14,085,728	$15,281,113
Operating expenses
Salaries and benefits	5,535,247	6,205,856
Physician group distribution	4,023,346	4,603,758
Facility rent and related costs	792,276	858,099
Depreciation and amortization	818,828	1,727,201
Professional and consulting fees	707,112	931,640
Insurance	339,360	441,272
Provision for doubtful accounts	299,146	636,835
Other expenses	2,272,944	2,550,096

Total operating expenses	14,788,259	17,954,757

Loss from continuing operations before other income (expenses)	(702,531)	(2,673,644)

Other income (expenses)
Interest expense	(234,144)	(150,391)
Gain on forgiveness of debt	665,463	—
Other expense, net	(14,151)	(18,977)

Total other income (expenses), net	417,168	(169,368)

Minority interest earnings in partnership	—	(1,660)

Loss from continuing operations	(285,363)	(2,844,672)
Income (loss) from operations of discontinued components	576,390	(7,183,746)

Net income (loss)	$291,027	$(10,028,418)

Net Operating Revenues.  Our net operating revenues consist of patient service revenue, net of contractual adjustments, related to the operations of IPS’s affiliated medical groups, billing services revenue related to MBS and other revenue. For the six months ended June 30, 2006, consolidated net operating revenues decreased $1,195,385, or 7.8%, to $14,085,728, as compared to consolidated net operating revenues of $15,281,113 for the six months ended June 30, 2005.

MBS’s net operating revenues totaled $4,756,052 for the six months ended June 30, 2006 as compared to net operating revenues totaling $5,193,532 for the same period in 2005, a decrease of $437,478, or 8.4%. The decrease in net operating revenues for MBS was primarily the result of the loss of two customers in August 2005, one of which retired from medical practice and one group which decided to bring their billing in-house, which accounted for approximately $486,000 in net operating revenues in the first six months of 2005. This decrease was partially offset in the first half of 2006 by the addition of three new customers accounting for approximately $258,525 in net operating revenues in the first six months of 2006.

IPS’s net patient service revenue decreased $757,906, or 7.5%, from $10,087,581 for the six months ended June 30, 2005 to $9,329,675 for the six months ended June 30, 2006. The decrease in net patient service revenue for IPS’s affiliated medical groups was primarily the result of decreases in patient volume as a consequence of a diminished cold and flu season in the first six months of 2006 as compared with the same period in 2005. All of IPS’s four clinic-based affiliated pediatric groups experienced decreases in patient volume in the first six months of 2006, with total procedures and office visits for all clinic-based facilities decreasing 13,422 and 9,016, respectively, to 191,124 and 79,894 for the six months ended June 30, 2006.

Other revenue, which represents revenue from our vaccine program, a group purchasing alliance for vaccines and medical supplies, totaled $41,589 for the first six months of 2005, increasing $139,048, or 334.3%, to $180,637 for the six months ended June 30, 2006. The vaccine program, which had a total of 428 enrolled participants at December 31, 2005, added approximately 62 members during the first six months of 2006.

Operating Expenses

Salaries and Benefits.  Consolidated salaries and benefits decreased $670,609 to $5,535,247 for the six months ended June 30, 2006, as compared to $6,205,856 for the same period in 2005.

MBS’s salaries and benefits totaled $2,922,367 for the six months ended June 30, 2006 as compared to $3,100,956 for the six months ended June 30, 2005, a decrease of $178,588. This decrease is primarily the result of a reduction in health benefit costs related to the consolidation of MBS’s benefit plans with the IPS benefit plans at the beginning of 2006, thereby allowing greater negotiating leverage with benefit providers.

Clinical salaries & benefits include wages for the nurse practitioners, nursing staff and medical assistants employed by the affiliated medical groups and fluctuate indirectly to increases and decreases in productivity and patient volume. Clinical salaries, bonuses, overtime and health insurance collectively totaled $865,670 for the first six months of 2006, an increase of $9,334 over the same period in 2005. There was one additional medical assistant on the payroll of one of IPS’s affiliated medical groups in the first six months of 2006 as compared to the staffing levels for the first six months of 2005. These expenses represented approximately 9.5% and 8.5% of net operating revenues for the six months ended June 30, 2006 and 2005, respectively. The increase, as a % of net operating revenues, is related to the fixed nature of salaries and benefits needed to maintain minimum staffing levels.

In August 2005, we consolidated our corporate operations into the Roswell, Georgia office. Prior to the staff reductions resulting from this corporate consolidation, salaries and benefits related to corporate staff in Houston, Texas totaled $565,026 for the six months ended June 30, 2005.

Administrative salaries and benefits, excluding MBS and the former staff of our Houston, Texas office, represent the employee-related costs of all non-clinical practice personnel at IPS’s affiliated medical groups as well as our corporate staff in Roswell, Georgia. These expenses increased $67,129, or 4.2%, from $1,605,306 for the six months ended June 30, 2005 to $1,672,435 for the same period in 2006. The additional expense can be attributed primarily to the adoption of SFAS 123(R) in the first quarter of 2006, which resulted in stock option compensation expense totaling approximately $98,000 for the first six months of 2006.

Physician Group Distribution.  Physician group distribution decreased $580,412, or 12.6%, for the six months ended June 30, 2006 to $4,023,346, as compared with $4,603,758 for the six months ended June 30, 2005. Pursuant to the terms of the MSAs governing each of IPS’s affiliated medical groups, the physicians of each medical group receive disbursements after the payment of all clinic facility expenses as well as a management fee to IPS. The management fee revenue and expense, which is eliminated in the consolidation of our financial statements, is either a fixed fee or is calculated based on a percentage of net operating income. For the six months ended June 30, 2006, management fee revenue totaled $660,513 and represented approximately 14.1% of net operating income as compared to management fee revenue totaling $751,853 and representing approximately 14.0% of net operating income for the same period in 2005. Physician group distribution represented 43.1% of net operating revenues in the first six months of 2006, compared to 45.6% of net operating revenues for the six months ended June 30, 2005. The decrease in physician group distribution for the six months ended June 30, 2006 was directly related to the decrease in net patient service revenue, which was primarily the result of decreased patient volume during the first half of 2006.

Facility Rent and Related Costs.  Facility rent and related costs decreased $65,824, or 7.7%, from $858,099 for the six months ended June 30, 2005 to $792,276 for the six months ended June 30, 2006.

MBS’s facility rent and related costs totaled $256,895 for the six months ended June 30, 2006 as compared to $242,777 for the same period in 2005. This increase can be explained generally by increases in utilities and off-site storage costs for the first half of 2006.

Facility rent and related costs associated with IPS’s affiliated medical groups and our corporate office totaled $507,103 for the six months ended June 30, 2006 compared to $539,406 for the same period in 2005. Rent expense related to our corporate office in Roswell, Georgia decreased for the first half of 2006 due to approximately $54,000 in rent payments received for the sublease between eClinicalWeb and us as a result of the IntegriMED Agreement in June 2005.

In August 2005, we consolidated our corporate operations into the Roswell, Georgia office. Prior to this consolidation, facility-related costs such as utilities and personal property taxes associated with our former office in Houston, Texas totaled approximately $48,000 for the six months ended June 30, 2005.

Depreciation and Amortization.  Consolidated depreciation and amortization expense totaled $818,828 for the six months ended June 30, 2006, a decrease of $908,373 from the six months ended June 30, 2005.

For the six months ended June 30, 2006, depreciation expense related to the fixed assets of MBS totaled $34,836 as compared to $41,836 for the same period in 2005. Deprecation expense related to the fixed assets of IPS and us totaled $80,523 and $58,816 for the six months ended June 30, 2006 and 2005, respectively. Depreciation expense associated with fixed assets related to our former Houston, Texas office, which was closed in August 2005, totaled $22,768 for the six months ended June 30, 2005.

As part of the DCPS/MBS Merger, we purchased MBS and DCPS for a combination of cash, notes and stock. Since the consideration for this purchase transaction exceeded the fair value of the net assets of MBS and DCPS at the time of the purchase, a portion of the purchase price was allocated to intangible assets. The amortization expense related to the intangible assets recorded as a result of the DCPS/MBS Merger totaled $531,046 for the six months ended June 30, 2006 and 2005, respectively.

Amortization expense related to the MSAs for IPS’s affiliated medical groups totaled $172,422 and $209,341 for the six months ended June 30, 2006 and 2005, respectively. The decrease is directly related to the Sutter Settlement and the CARDC Settlement.

As part of the IPS Merger, the purchase price, comprised of the fair value of the outstanding shares of the Company prior to the transaction, plus applicable transaction costs, was allocated to the fair value of our tangible and intangible assets and liabilities prior to the transaction, with any excess being considered goodwill. Amortization expense for the intangible assets recorded as a result of the IPS Merger totaled $863,394 for the six months ended June 30, 2005. As a result of the dispositions related to our surgery and diagnostic center business, which was discontinued in 2005, and the uncertainty of future cash flows related to our surgery center business, we impaired substantially all of the intangible assets related to the IPS Merger in 2005. Therefore, there was no amortization expense related to the intangible assets in the first half of 2006. (See “Discontinued Operations” for additional discussion regarding the disposition of intangible assets and goodwill recorded as a result of the IPS Merger.)

Professional and Consulting Fees.  For the six months ended June 30, 2006, professional and consulting fees totaled $707,112, a decrease of $224,528, or 24.1%, from the same period in 2005.

For the first six months of 2006, MBS recorded professional and consulting expenses totaling $88,476 as compared with $142,261 for the first six months of 2005, a decrease of $53,786. This change is primarily the result of a decrease in contract labor used in the first half of 2005 as a result of staffing shortages. This contract labor was not utilized in the first six months of 2006 because MBS’s position inventory is fully staffed.

IPS’s and our professional and consulting fees, which include the costs of corporate accounting, financial reporting and compliance, and legal fees, decreased from $653,835 for the six months ended June 30, 2005 to $618,636 for the six months ended June 30, 2006. The decrease is primarily the result of reduced legal fees and expenses related to the divestiture of our surgery and diagnostic business in 2005.

Insurance.  Consolidated insurance expense, which includes the costs of professional liability for affiliated physicians, property and casualty and general liability insurance and directors and officers’ liability insurance, decreased from $441,272 for the six months ended June 30, 2005 to $339,360 for the six months ended June 30, 2006. Insurance expense related to the directors and officers’ liability policies in the first half of 2005 included approximately $75,000 of premiums for run-off policies related to SurgiCare and IPS. The run-off policies were expensed fully in 2005.

Provision for Doubtful Accounts.  Our consolidated provision for doubtful accounts, or bad debt expense, decreased $337,689, or 53.0%, for the six months ended June 30, 2006 to $299,146. The entire provision for doubtful accounts for the six months ended June 30, 2006 related to IPS’s affiliated medical groups and accounted for 3.2% of IPS’s net operating revenues as compared to 6.3% of IPS’s net operating revenues for the same period in

2005. The total collection rate, after contractual allowances, for IPS’s affiliated medical groups was 70.6% for the six months ended June 30, 2006, compared to 63.8% for the same period in 2005.

Other Expenses.  Consolidated other expenses totaled $2,272,944 for the six months ended June 30, 2006, a decrease of $277,151 from the same period in 2005. Other expenses include general and administrative expenses such as office supplies, telephone & data communications, printing & postage, transfer agent fees, and board of directors’ compensation and meeting expenses, as well as some direct clinical expenses, which are expenses that are directly related to the practice of medicine by the physicians that practice at the affiliated medical groups managed by IPS.

MBS’s other expenses totaled $556,621 for the six months ended June 30, 2006 as compared to $662,957 for the six months ended June 30, 2005. Of the total decrease, approximately $90,000 and $19,000 related to decreases in office supplies and postage and courier expenses, respectively, in the first six months of 2006 as compared to the same period in 2005. These expense fluctuations are the direct result of the decrease in net operating revenues in the first half of 2006. Additionally, MBS renegotiated its long distance rates in the fall of 2005, which resulted in approximately $39,000 in cost savings in the first six months of 2006 as compared to the same period in 2005.

For the six months ended June 30, 2006, IPS’s direct clinical expenses, other than salaries and benefits, totaled $1,146,920, an increase of $34,792 over direct clinical expenses in the first half of 2005, which totaled $1,112,128. Vaccine expenses accounted for approximately $43,000 of the total increase in direct clinical expenses in the first six months of 2006. IPS’s affiliated medical groups began using two new vaccines in late 2005 — Menactra and Decavac — which replaced lower-priced vaccines previously utilized by the medical groups.

Our and IPS’s general and administrative expenses totaled $334,778 for the six months ended June 30, 2006, a decrease of $200,472 from the same period in 2005. Of the total decrease, approximately $198,000 relates to cost efficiencies and expense reductions as a result of the consolidation of corporate functions into our Roswell, Georgia office in August 2005.

Other Income and Expenses.

Interest Expense.  Consolidated interest expense totaled $234,144 for the six months ended June 30, 2006, an increase of $83,752 from the same period in 2005. Interest expense activity in the first half of 2006, including increases from the first six months of 2005, can be explained generally by the following:

•	Brantley Debt. In March and April 2005, we borrowed an aggregate of $1,250,000 from Brantley Partners IV, L.P. (“Brantley IV”). (See “Liquidity and Capital Resources.”) Interest expense related to these notes totaled approximately $57,000 for the six months ended June 30, 2006.

•	MBS Notes. On April 19, 2006, we executed subordinated promissory notes with the former equity owners of MBS and DCPS for an aggregate of $714,336. This represented the retroactive purchase price increase due to the former equity owners of MBS and DCPS based on the financial results of the newly formed MBS, as required by the merger agreement governing the DCPS/MBS Merger. The notes bear interest at the rate of 8% per annum, payable monthly beginning on April 30, 2006, and will mature on December 15, 2007. Interest expense related to these notes totaled approximately $11,429 for the six months ended June 30, 2006.

•	Line of Credit. As part of the restructuring transactions, we also entered into a new secured two-year revolving credit facility pursuant to the Loan and Security Agreement (the “Loan and Security Agreement”), dated December 15, 2004, by and among us, certain of our affiliates and subsidiaries, and CIT Healthcare, LLC (formerly known as Healthcare Business Credit Corporation)(“CIT”) borrowing $1.6 million under this facility concurrently with the Closing. (See “Liquidity and Capital Resources” for additional discussion regarding the Loan and Security Agreement.) Interest expense related to this line of credit totaled $114,807 for the six months ended June 30, 2006, compared to $97,825 for the six months ended June 30, 2005. The increase in interest expense on the line of credit facility was a direct result of interest rate increases for the first six months of 2006 as compared to the same period in 2005. In December 2005, we received notification from CIT stating that certain events of default under the Loan and Security Agreement had occurred as a result of us being out of compliance with two financial covenants. As a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to a default rate of prime rate plus 6% as compared to the stated interest rate of prime rate plus 3% as of the Closing. (See “Liquidity and Capital Resources” for additional discussion regarding our defaults under the Loan and Security Agreement.) The loan balance for this facility was $998,668 and $1,681,450 at June 30, 2006 and 2005, respectively. Additionally, the average prime rate for the first half of 2006 was 7.67% as compared to 5.67% for the same six-month period in 2005.

Gain on Forgiveness of Debt.  On August 25, 2003, our lender, DVI, announced that it was seeking protection under Chapter 11 of the United States Bankruptcy laws. Both IPS and SurgiCare had loans outstanding to DVI in the form of term loans and revolving lines of credit. As part of the IPS Merger, we negotiated a discount on the term loans and a buy-out of the revolving lines of credit. As part of that agreement, we executed a new loan agreement with U.S. Bank Portfolio Services, as Servicer for payees, for payment of the revolving lines of credit and renegotiation of the term loans. In the first quarter of 2006, we negotiated an 85% discount on the revolving line of credit, which had a balance of $778,000 at December 31, 2005. As of March 13, 2006, we had made aggregate payments in the amount of $112,500 in satisfaction of the $778,000 debt, and recognized a gain on forgiveness of debt totaling $665,463 for the six months ended June 30, 2006.

Discontinued Operations.

Bellaire SurgiCare.  As of the Closing, our management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it was determined that the expected case volume increases were not going to be realized. On March 1, 2005, we closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. We tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, we recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004. We also recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $163,049 for the quarter ended March 31, 2005. There were no operations for this component after March 31, 2005.

The following table contains selected financial statement data related to Bellaire SurgiCare as of and for the six months ended June 30, 2005:

June 30, 2005

Income statement data:
Net operating revenues	$161,679
Operating expenses	350,097

Net loss	$(188,418)

Balance sheet data:
Current assets	$—
Other assets	—

Total assets	$—

Current liabilities	$—
Other liabilities	—

Total liabilities	$—

Capital Allergy and Respiratory Disease Center (“CARDC”).  On April 1, 2005, IPS entered into a Mutual Release and Settlement Agreement (the “CARDC Settlement”) with Dr. Bradley E. Chipps, M.D. and CARDC to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC, in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of the CARDC dispute, we recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004. We also recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $506,625 for the quarter ended March 31, 2005. For the quarter ended June 30, 2005, we reduced the gain on disposal of this discontinued component by $238,333 as the result of post-settlement adjustments related to the reconciliation of balance sheet accounts. There were no operations for this component in our financial statements after March 31, 2005.

The following table contains selected financial statement data related to CARDC as of and for the six months ended June 30, 2005:

June 30, 2005

Income statement data:
Net operating revenues	$848,373
Operating expenses	809,673

Net income	$38,700

Balance sheet data:
Current assets	$—
Other assets	—

Total assets	$—

Current liabilities	$—
Other liabilities	—

Total liabilities	$—

IntegriMED.  On June 7, 2005, InPhySys, Inc. (formerly known as IntegriMED, Inc.) (“IntegriMED”), a wholly owned subsidiary of IPS, executed an Asset Purchase Agreement (the “IntegriMED Agreement”) with eClinicalWeb, LLC (“eClinicalWeb”) to sell substantially all of the assets of IntegriMED. As a result of this transaction, we recorded a loss on disposal of this discontinued component of $47,101 for the quarter ended June 30, 2005. The operations of this component are reflected in our consolidated condensed statements of operations as ’loss from operations of discontinued components’ for the six months ended June 30, 2005. There were no operations for this component in our financial statements after June 30, 2005.

The following table contains selected financial statement data related to IntegriMED as of and for the six months ended June 30, 2005:

June 30, 2005

Income statement data:
Net operating revenues	$191,771
Operating expenses	899,667

Net loss	$(707,896)

Balance sheet data:
Current assets	$(24,496)
Other assets	—

Total assets	$(24,496)

Current liabilities	$17,022
Other liabilities	—

Total liabilities	17,022

TASC and TOM.  On June 13, 2005, we announced that we had accepted an offer to purchase our interests in TASC and TOM in Dover, Ohio. On September 30, 2005, we executed purchase agreements to sell our 51% ownership interest in TASC and our 41% ownership interest in TOM to Union. Additionally, as part of the transactions, TASC, as the sole member of TASC Anesthesia, executed an Asset Purchase Agreement to sell certain assets of TASC Anesthesia to Union. The limited partners of TASC and TOM also sold a certain number of their units to Union such that at the closing of these transactions, Union owned 70% of the ownership interests in TASC and TOM. We no longer have an ownership interest in TASC, TOM or TASC Anesthesia. As a result of these transactions, as well as the uncertainty of future cash flows related to our surgery center business, we determined that the joint venture interests associated with TASC and TOM were impaired and recorded a charge for impairment of intangible assets related to TASC and TOM of $2,122,445 for the three months ended June 30, 2005. Also as a result of these transactions, we recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $1,357,712 for the quarter ended December 31, 2005. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to TASC and TOM totaling $789,173 for the quarter ended December 31, 2005, which reduced the gain on disposal. In early 2006, we were notified by Union that it was exercising its option to terminate the management services agreements of TOM and TASC as of March 12, 2006 and April 3, 2006, respectively. As a result, we recorded a charge for impairment of intangibles assets of $1,021,457 for the three months ended December 31, 2005 related to the TASC and TOM management services agreements. The operations of this component are reflected in our consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the six months ended June 30, 2005. There were no operations for this component in our financial statements after September 30, 2005.

The following table contains selected financial statement data related to TASC and TOM as of and for the six months ended June 30, 2005:

June 30, 2005

Income statement data:
Net operating revenues	$1,670,801
Operating expenses	1,630,806

Net income	$39,995

Balance sheet data:
Current assets	$794,831
Other assets	1,487,732

Total assets	$2,282,563

Current liabilities	$709,779
Other liabilities	907,390

Total liabilities	$1,617,169

Sutter.  On October 31, 2005, IPS executed the Sutter Settlement with Dr. Sutter to settle disputes that had arisen between IPS and Dr. Sutter and to avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with Dr. Sutter’s practice, in exchange for termination of the related MSA. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of this transaction, we recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets of $38,440 recorded in the fourth quarter of 2005) of $279 for the quarter ended December 31, 2005. The operations of this component are reflected in our consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the six months ended June 30, 2005. There were no operations for this component in our financial statements after October 31, 2005.

The following table contains selected financial statement data related to Sutter as of and for the six months ended June 30, 2005:

June 30, 2005

Income statement data:
Net operating revenues	$216,319
Operating expenses	210,609

Net income	$5,710

Balance sheet data:
Current assets	$113,819
Other assets	15,033

Total assets	$128,852

Current liabilities	$7,839
Other liabilities	—

Total liabilities	$7,839

Memorial Village.  As a result of the uncertainty of future cash flows related to our surgery center business as well as the transactions related to TASC and TOM, we determined that the joint venture interest associated with Memorial Village was impaired and recorded a charge for impairment of intangible assets related to Memorial Village of $3,229,462 for the three months ended June 30, 2005. In November 2005, we decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for our equity interests in Memorial Village or close the facility. In preparation for this pending transaction, we tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to sell or close Memorial Village, as well as the uncertainty of cash flows related to our surgery center business, we recorded an additional charge for impairment of intangible assets of $1,348,085 for the three months ended September 30, 2005. On February 8, 2006, Memorial Village executed an Asset Purchase Agreement (the “Memorial Agreement”) for the sale of substantially all of its assets to First Surgical. Memorial Village was approximately 49% owned by Town & Country SurgiCare, Inc., a wholly owned subsidiary of the Company. The Memorial Agreement was deemed to be effective as of January 31, 2006. As a result of this transaction, we recorded a gain on the disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $574,321 for the quarter ended March 31, 2006. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to Memorial Village totaling $2,005,383 for the quarter ended December 31, 2005. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the six months ended June 30, 2006 and 2005, respectively. There were no operations for this component in our financial statements after March 31, 2006.

The following table contains selected financial statement data related to Memorial Village as of and for the six months ended June 30, 2006 and 2005, respectively:

	June 30, 2006	June 30, 2005

Income statement data:
Net operating revenues	$17,249	$1,268,852
Operating expenses	170,285	1,511,624

Net loss	$(153,036)	$(242,772)

Balance sheet data:
Current assets	$—	$861,111
Other assets	—	767,497

Total assets	$—	$1,628,608

Current liabilities	$—	$729,567
Other liabilities		725,884

Total liabilities	$—	$1,455,451

San Jacinto.  On March 1, 2006, San Jacinto executed an Asset Purchase Agreement for the sale of substantially all of its assets to Methodist. San Jacinto was approximately 10% owned by Baytown SurgiCare, Inc., our wholly owned subsidiary, and is not consolidated in our financial statements. As a result of this transaction, we recorded a gain on disposal of this discontinued operation of $94,066 for the quarter ended March 31, 2006. As a result of the uncertainty of future cash flows related to our surgery center business and in conjunction with the transactions related to TASC and TOM, we determined that the joint venture interest associated with San Jacinto was impaired and recorded a charge for impairment of intangible assets related to San Jacinto of $734,522 for the three months ended June 30, 2005. We also recorded an additional $2,113,262 charge for impairment of intangible assets for the three months ended September 30, 2005 related to the management contracts with San Jacinto. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to San Jacinto totaling $694,499 for the quarter ended December 31, 2005. There were no operations for this component in our financial statements after March 31, 2006.

Orion.  Prior to the divestiture of our ambulatory surgery center business, we recorded management fee revenue, which was eliminated in the consolidation of our financial statements, for Bellaire SurgiCare, TASC and TOM and Memorial Village. The management fee revenue for San Jacinto was not eliminated in consolidation. The management fee revenue associated with the discontinued operations in the surgery center business totaled $61,039 for the six months ended June 30, 2006. For the six months ended June 30, 2005, we generated management fee revenue of $218,407 and net minority interest losses totaling $42,765. For the quarters ended June 30, 2005 and December 31, 2005, we recorded a charge for impairment of intangible assets of $276,420 and $142,377, respectively, related to trained work force and non-compete agreements affected by the surgery center operations we discontinued in 2005 and early 2006.

The following table summarizes the components of income (loss) from operations of discontinued components:

	Six Months	Six Months
	Ended	Ended
	June 30, 2006	June 30, 2005
		(Restated)

Bellaire SurgiCare
Net loss	$—	(188,418)
Loss on disposal	—	(163,049)
CARDC
Net income	—	38,700
Gain on disposal	—	268,292
IntegriMED
Net loss	—	(707,896)
Loss on disposal	—	(47,101)
TASC and TOM
Net income	—	39,995
Loss on disposal	—	(2,122,445)
Sutter
Net income	—	5,710
Memorial Village
Net loss	(153,036)	(242,772)
Gain (loss) on disposal	574,321	(3,229,462)
San Jacinto
Gain (loss) on disposal	94,066	(734,522)
Orion
Net income (loss)	61,039	(100,778)

Total income (loss) from operations of discontinued components, including net gain (loss) on disposal	$576,390	$(7,183,746)

Year Ended December 31, 2005 as Compared to Year Ended December 31, 2004

The following table sets forth, for the periods indicated, our consolidated statements of operations.

	For the Years Ended
	December 31,
	2005	2004
	(Restated)	(Restated)

Net operating revenues	$29,564,885	$17,582,937
Operating expenses
Salaries and benefits	12,663,369	5,055,249
Physician group distribution	8,314,975	6,939,081
Facility rent and related costs	1,707,579	1,116,949
Depreciation and amortization	2,818,042	651,731
Professional and consulting fees	1,910,555	703,707
Insurance	898,495	534,650
Provision for doubtful accounts	1,176,405	1,065,137
Other expenses	5,024,169	3,115,015

Total operating expenses	34,513,589	19,181,519

Loss from continuing operations before other income (expenses)	(4,948,704)	(1,598,582)

Other income (expenses)
Interest expense	(342,678)	(969,047)
Gain on forgiveness of debt	—	2,427,938
Other expense, net	(24,066)	(21,978)

Total other income (expenses), net	(366,744)	1,436,913

Minority interest loss in partnership	(6,124)	—

Loss from continuing operations	(5,321,572)	(161,669)
Discontinued operations
Loss from operations of discontinued components	(15,117,929)	(6,013,426)

Net loss	(20,439,501)	(6,175,095)
Preferred stock dividends	—	(606,100)

Net loss attributable to common stockholders	$(20,439,501)	$(6,781,195)

Net Operating Revenues.  Our net operating revenues consist of patient service revenue, net of contractual adjustments, related to the operations of IPS’s affiliated medical groups, billing services revenue related to MBS and other revenue. For the twelve months ended December 31, 2005, consolidated net operating revenue increased $11,981,948, or 68.1%, to $29,564,885, as compared with $17,582,937 for the twelve months ended December 31, 2004. Our results for fiscal 2005 include the results of IPS, MBS and our ambulatory surgery and diagnostic center business for the twelve months ended December 31, 2005. Our results for fiscal 2004 include the results of IPS for the twelve months ended December 31, 2004 and the results of MBS and our ambulatory surgery and diagnostic center business for the two weeks beginning December 15, 2004.

MBS’s net operating revenues totaled $9,979,232 for the twelve months ended December 31, 2005. In 2004, MBS’s net operating revenues, which totaled $426,359, represented operations beginning on December 15, 2004 after the DCPS/MBS Merger.

IPS’s net patient service revenue increased $2,261,614, or 13.4%, from $16,928,348 for the year ended December 31, 2004 to $19,189,962 for the year ended December 31, 2005. The increase in net patient service revenue for IPS’s affiliated medical groups was primarily the result of the following:

•	Increases in patient volume and productivity. Three of IPS’s four clinic-based affiliated pediatric groups experienced increases in patient volume in 2005, with total procedures and office visits for all clinic-based facilities increasing 24,423 and 6,619, respectively, to 415,622 and 168,257 for the twelve months ended December 31, 2005. One medical group added two full-time equivalent (“FTE”) providers in July 2004 that have been considerably more productive than the physicians they replaced. Additionally, the increased usage of electronic medical records software in 2005 has improved overall productivity in another affiliated medical group, primarily in the area of patient scheduling. These productivity increases contributed to an average increase of 255 procedures per provider in 2005, as compared to the same period in 2004.

•	Rate increases. In addition to increases in production, several of the clinic-based affiliated medical groups increased their rates in 2005 for core procedure and visit current procedural terminology codes. These rate increases were the result of an analysis of the medical groups’ 2004 rates as compared to the reimbursement rates of key insurers that showed that, in many cases, the insurer’s reimbursement rates were higher than the medical groups’ core charges.

•	Increases in other sources of patient revenue. In July 2005, physicians at one of IPS’s affiliated medical groups began to provide services on a rotating basis to a clinic started by a local hospital for a flat fee of $14,000 per month.

Other revenue totaled $228,230 in 2004, increasing $167,460, or 73.4%, to $395,690 for the year ended December 31, 2005. For the twelve months ended December 31, 2005, revenue from our vaccine program, which is a group purchasing alliance for vaccines and medical supplies, totaled $319,799, an increase of $91,569 over 2004. The vaccine program, which had a total of 222 enrolled participants at the end of 2004, added approximately 204 members during the year ended December 31, 2005. Additionally, revenue related to a small number of former IntegriMED customers not fully transitioned to eClinicalWeb at the time of the IntegriMED Agreement totaled approximately $58,000 for the year ended December 31, 2005. This revenue is not expected to be recurring revenue and the final customer was transitioned from the Company in November 2005.

Operating Expenses.

Salaries and Benefits.  Consolidated salaries and benefits increased $7,608,119 to $12,663,369 for the year ended December 31, 2005, as compared to $5,055,249 in 2004. MBS’s salaries and benefits totaled $6,243,209 for the twelve months ended December 31, 2005. In 2004, MBS’s salaries and benefits, which totaled $262,230, represented wages beginning on December 15, 2004 after the DCPS/MBS Merger.

In August 2005, we consolidated our corporate operations into the Roswell, Georgia office. Prior to the staff reductions resulting from this corporate consolidation, salaries and benefits related to corporate staff in Houston, Texas totaled $864,010 in 2005. In 2004, salaries and benefits for the Houston, Texas corporate employees totaled $45,865, which represented wages beginning on December 15, 2004 after the IPS Merger. Severance, retention costs and accrued vacation related to the corporate staff reductions at our Houston, Texas office totaled $143,250 for the year ended December 31, 2005. Additionally, effective November 8, 2005, Keith G. LeBlanc resigned his position as president and director of the Company to pursue other interests. Mr. LeBlanc will remain as a consultant to the Company for a period of twelve months. The Company and Mr. LeBlanc executed a Separation Agreement and General Release (the “Separation Agreement”) governing Mr. LeBlanc’s separation benefits and consulting agreement. The Separation Agreement is incorporated by reference to Exhibit 10.8 of our Form 10-QSB for the quarter ended September 30, 2005, which was filed on November 14, 2005. Salaries and benefits expense in 2005 included an accrual of $484,520 for separation benefits related to the Separation Agreement.

Clinical salaries & benefits include wages for the nurse practitioners, nursing staff and medical assistants employed by the affiliated medical groups and are directly related to increases and decreases in productivity and patient volume. Clinical salaries, bonuses, overtime and health insurance collectively totaled $1,728,764 in 2005, an increase of $126,374 over the same period in 2004. These expenses represented approximately 9.0% and 9.5% of net operating revenue for the twelve months ended December 31, 2005 and 2004, respectively.

Administrative salaries and benefits, excluding MBS and the former staff of our Houston, Texas office, represent the employee-related costs of all non-clinical practice personnel at IPS’s affiliated medical groups as well as our corporate staff in Roswell, Georgia. These expenses increased $127,033, or 5.1%, from $2,476,378 for the year ended December 31, 2004 to $2,603,411 for the same period in 2005. The additional salaries expense can be attributed primarily to: (i) the addition of one billing FTE and the promotion of several employees to supervisor at two of IPS’s affiliated medical groups as the result of billing office reorganizations, which accounted for approximately $57,000 of the increase; and (ii) combined salary increases totaling approximately $62,000 for our Chief Executive Officer and Chief Financial Officer as a result of the IPS Merger on December 15, 2004.

Physician Group Distribution.  Physician group distribution increased $1,375,894, or 19.8%, for the year ended December 31, 2005 to $8,314,975, as compared with $6,939,081 for the year ended December 31, 2004. Pursuant to the terms of the MSAs governing each of IPS’s affiliated medical groups, the physicians of each medical group receive disbursements after the payment of all clinic facility expenses as well as a management fee to IPS. The management fee revenue and expense, which is eliminated in the consolidation of our financial statements, is either a fixed fee or is calculated based on a percentage of net operating income. For the twelve months ended December 31, 2005, management fee revenue totaled $1,450,784 and represented approximately 14.9% of net operating income as compared to management fee revenue totaling $1,246,470 and representing approximately 13.8% of net operating income in 2004. Physician group distributions represented 42.5% of net operating revenues in 2005, compared to 40.4% of net operating revenues for the same period in 2004. The increase in physician group distributions in 2005 was directly related to the increase in net patient service revenue, which was primarily the result of increased patient volume during the year.

Facility Rent and Related Costs.  Facility rent and related costs increased 52.9% from $1,116,949 for the year ended December 31, 2004 to $1,707,579 for the year ended December 31, 2005. MBS’s facility rent and related costs totaled $502,917 for the twelve months ended December 31, 2005. In 2004, MBS’s rent expenses totaled $9,291, which represented expenses beginning on December 15, 2004 after the DCPS/MBS Merger. Facility rent and related costs associated with our former Houston, Texas office totaled $625,453 in 2005 as compared to $11,940 for the period beginning on December 15, 2004 after the IPS Merger.

Facility rent and related costs associated with IPS’s affiliated medical groups and our corporate office totaled $1,082,126 for the year ended December 31, 2005 compared to $1,105,009 for the same period in 2004. One of IPS’s affiliated medical groups refurbished its existing office space at two locations at a cost of approximately $36,000. Rent expense related to our corporate office in Roswell, Georgia decreased in 2005 due to approximately $63,000 in rent payments received for the sublease between eClinicalWeb and the Company as a result of the IntegriMED Agreement in June 2005.

Depreciation and Amortization.  Consolidated depreciation and amortization expense totaled $2,818,042 for the year ended December 31, 2005, an increase of $2,166,312 over the year ended December 31, 2004.

For the twelve months ended December 31, 2005, depreciation expense related to the fixed assets of MBS totaled $86,081. In 2004, MBS’s depreciation expenses totaled $1,692, which represented the expense beginning on December 15, 2004 after the DCPS/MBS Merger. Depreciation expense associated fixed assets related to our former Houston, Texas office totaled $46,454 in 2005 as compared to $20,764 for the period beginning on December 15, 2004 after the IPS Merger. Depreciation expense related to the fixed assets of IPS and us totaled $118,620 and $132,716 for the years ended December 31, 2005 and 2004, respectively.

Amortization expense related to the MSAs for IPS’s affiliated medical groups totaled $386,125 and $358,116 for the years ended December 31, 2005 and 2004, respectively.

As part of the IPS Merger, the purchase price, comprised of the fair value of the outstanding shares of the Company prior to the transaction, plus applicable transaction costs, was allocated to the fair value of our tangible and intangible assets and liabilities prior to the transaction, with any excess being considered goodwill. The amortization expense related to the intangible assets recorded as a result of the IPS Merger totaled $1,118,670 and $94,089 for the years ended December 31, 2005 and 2004, respectively. (See “Discontinued Operations” for additional discussion regarding the disposition of intangible assets and goodwill recorded as a result of the IPS Merger.)

As part of the DCPS/MBS Merger, we purchased MBS and DCPS for a combination of cash, notes and stock. Since the consideration for this purchase transaction exceeded the fair value of the net assets of MBS and DCPS at the time of the purchase, a portion of the purchase price was allocated to intangible assets. The amortization expense related to the intangible assets recorded as a result of the DCPS/MBS Merger totaled $1,062,093 and $44,254 for the years ended December 31, 2005 and 2004, respectively.

Professional and Consulting Fees.  For the year ended December 31, 2005, professional and consulting fees totaled $1,910,555, an increase of $1,206,848, or 171.5%, over the same period in 2004. For the twelve months ended December 31, 2005, MBS recorded professional and consulting expenses totaling $275,176. In 2004, MBS’s professional and consulting fees totaled $22,020 for the period beginning on December 15, 2004 after the DCPS/MBS Merger.

IPS’s and our professional and consulting fees, which include the costs of corporate accounting, financial reporting and compliance, increased from $681,687 for the year ended December 31, 2004 to $1,635,379 for the year ended December 31, 2005. The increase is primarily the result of (i) approximately $345,000 in additional accounting and audit fees as a result of the expanded reporting requirements resulting from the IPS Merger and DCPS/MBS Merger (collectively, the “2004 Mergers”); (ii) approximately $355,000 in additional legal fees resulting from the 2004 Mergers, including a $90,000 charge to legal fees recorded in the third quarter of 2005 related to a litigation settlement; (iii) approximately $91,000 in professional fees for investor relations and corporate communications; (iv) approximately $57,000 in costs associated with the small number of former IntegriMED customers not fully transitioned to eClinicalWeb at the time of the IntegriMED Agreement; and (v) approximately $20,000 in consulting fees incurred during the year related to accounting software upgrades in the corporate office.

Insurance.  Consolidated insurance expense, which includes the costs of professional liability insurance for affiliated physicians, property and casualty and general liability insurance and directors and officers’ liability insurance, increased from $534,650 for the year ended December 31, 2004 to $898,495 for the year ended December 31, 2005. For the twelve months ended December 31, 2005, MBS’s insurance expenses totaled $13,637. In 2004, MBS recorded insurance expense totaling $136 for the period beginning on December 15, 2004 after the DCPS/MBS Merger.

IPS’s and our insurance expenses totaled $900,768 for the twelve months ended December 31, 2005, an increase of $366,255 over the same period in 2004. Directors and officers’ liability insurance increased approximately $240,000 from 2004 to 2005, and relates solely to the increase in premiums as a result of the 2004 Mergers. General liability insurance, which includes property & casualty insurance for the affiliated medical groups and the corporate office in Roswell, Georgia, increased from $20,050 for the year ended December 31, 2004 to $92,381 for the twelve months ended December 31, 2005. The expense for 2005 included insurance premiums totaling $86,379 related to our former office in Houston, Texas, while the 2004 expense only included $1,601 for the period beginning December 15, 2004 after the IPS Merger. Professional liability insurance for the affiliated medical groups increased $28,674 from $457,360 for the twelve months ended December 31, 2004 to $486,034 for the same period in 2005. This increase is primarily due to a combination of two factors at one of the affiliated medical groups: (i) the addition of a FTE provider in 2005 coupled with (ii) an approximately $2,500 per provider annual rate increase over 2004 premiums.

Provision for Doubtful Accounts.  Our consolidated provision for doubtful accounts, or bad debt expense, increased $111,268, or 10.4%, for the year ended December 31, 2005 to $1,176,405. IPS’s provision for doubtful accounts for the twelve months ended December 31, 2005 totaled $1,154,464 and accounted for 5.9% of net operating revenues as compared to 6.2% of net operating revenues for the same period in 2004. The total collection rate, after contractual allowances, for IPS’s affiliated medical groups was 68.6% for the year ended December 31, 2005, compared to 67.1% for the same period in 2004.

Other Expenses.  Consolidated other expenses totaled $5,024,169 for the year ended December 31, 2005, an increase of $1,909,154 over the same period in 2004. Other expenses include general and administrative expenses such as office supplies, telephone & data communications, printing & postage, transfer agent fees, and board of directors’ compensation and meeting expenses, as well as some direct clinical expenses, which are expenses that are directly related to the practice of medicine by the physicians that practice at the affiliated medical groups managed by IPS. MBS’s other expenses totaled $1,240,494 for the twelve months ended December 31, 2005, and included approximately $641,000 in postage and courier fees, approximately $391,000 for office supplies & telephone expenses, and approximately $51,000 in travel expenses related to new business marketing. In 2004, MBS’s other expenses totaled $118,783 for the period beginning on December 15, 2004 after the DCPS/MBS Merger.

For the year ended December 31, 2005, IPS’s direct clinical expenses, other than salaries and benefits, totaled $2,349,706, an increase of $377,721, or 19.2%, over 2004 direct clinical expenses, which totaled $1,971,985. Vaccine expenses accounted for $358,408 of the total increase in direct clinical expenses in 2005, increasing from $1,565,833 in 2004 to $1,924,241 in 2005, largely as a result of the increase in patient volume at IPS’s affiliated medical groups during the year. Vaccine expenses represented approximately 10.0% of net operating revenue for the twelve months ended December 31, 2005 compared to approximately 9.2% of net operating revenue for the same period in 2004. Additionally, IPS’s affiliated medical groups began using two new vaccines in 2005 — Menactra and Decavac — which replaced lower-priced vaccines previously utilized by the medical groups.

Our and IPS’s general and administrative expenses totaled $1,192,545 for the twelve months ended December 31, 2005, an increase of $215,012 over 2004 totals. Of the total increase, approximately $109,000 and $16,000 relate to our board of directors’ fees and travel expenses and transfer agent fees, respectively, both of which were new costs for us in 2005. Additional printing costs associated with our SEC filings totaled approximately $65,000 for the twelve months ended December 31, 2005. Travel expenses related primarily to employee travel between Roswell, Georgia and Houston, Texas as part of the process of the consolidation of corporate functions totaled approximately $94,000 in 2005.

Other Income and Expenses.

Interest Expense.  Consolidated interest expense totaled $342,678 for the twelve months ended December 31, 2005, a decrease of $626,368 from the same period in 2004. Interest expense activity in 2005, including decreases from 2004, can be explained generally by the following:

•	Brantley Debt. As part of the 2004 Mergers, we used $6,037,111 of proceeds to repay debt and accrued interest owed to an affiliate of Brantley IV. Additionally, Brantley Capital and Brantley III each held debt of IPS and were party to the Amended and Restated Debt Exchange Agreement, dated February 9, 2004, as amended by the First Amendment to Debt Exchange Agreement dated July 16, 2004 (the “Debt Exchange Agreement”) under which Brantley Capital and Brantley III received Class A Common Stock in exchange for the contribution of an aggregate of approximately $4,375,000 in debt, including accrued interest as of the Closing, to us. Brantley Capital also received Class A Common Stock equal to the amount of approximately $593,000 in accrued dividends owed to it by IPS in exchange for such indebtedness. Interest expense related to the Brantley Capital, Brantley III and Brantley IV subsidiary debt totaled approximately $566,000 in 2004. In March and April 2005, we borrowed an aggregate of $1,250,000 from Brantley IV. Interest expense related to these notes totaled approximately $89,000 for the twelve months ended December 31, 2005.

•	DVI Restructuring. As described in “Part I. Item 1. Description of Business — Acquisitions and Restructuring Transactions — New Line of Credit and Debt Restructuring,” we restructured our previously-existing debt facilities, which resulted in a decrease in aggregate debt owed to DVI from approximately $10.1 million to a combined principal amount of approximately $6.5 million, of which approximately $2.0 million was paid at the Closing. Interest expense related to IPS’s portion of the restructured debt totaled $207,428 in 2004.

•	New Line of Credit. As part of the restructuring transactions, we also entered into the Loan and Security Agreement with CIT, borrowing $1.6 million under this facility concurrently with the Closing. Interest expense related to this line of credit totaled $208,211 for the year ended December 31, 2005, an increase of $42,510 over the interest expense for 2004 related to our previous revolving credit facility with DVI.

Gain on Forgiveness of Debt.  On August 25, 2003, our lender, DVI, announced that it was seeking protection under Chapter 11 of the United States Bankruptcy laws. Both IPS and SurgiCare had loans outstanding to DVI in the form of term loans and revolving lines of credit. As part of the IPS Merger, we negotiated a discount on the term loans and a buy-out of the revolving lines of credit. As part of that agreement, we executed a new loan agreement with U.S. Bank Portfolio Services (“USBPS”), as Servicer for payees, for payment of the revolving lines of credit and renegotiation of the term loans. Additionally, as part of that transaction, we entered into a new secured two-year revolving line of credit with CIT, which was used to pay-off the DVI revolving lines of credit. The total gain on the cancellation of debt was $4,956,885 (net of accrued interest totaling $24,597 related to a 60-day extension of the original settlement agreement with USBPS) and was allocated based on the historical note balances of IPS and SurgiCare. The gain allocated to SurgiCare reduced the amount of debt assumed in the purchase price calculation, along with the resulting allocation of the fair value of our historical net assets to intangible assets and goodwill. The gain allocated to IPS (net of $12,093 in accrued interest) totaled $2,424,978 for the year ended December 31, 2004.

The remaining $2,960 gain on forgiveness of debt recorded in 2004 relates to previously negotiated settlements by us with certain creditors.

Discontinued Operations.

Heart Center.  On September 19, 2003, IPS entered into a Settlement Agreement (the “Heart Center Settlement”) with Dr. Jane Kao (“Dr. Kao”)and the Heart Center to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the Heart Center Settlement, Dr. Kao, the Heart Center and IPS agreed that, until December 31, 2004, each party would conduct their operations under the terms established by the MSA between IPS and the Heart Center. Additionally, among other provisions, after December 31, 2004, Dr. Kao, the Heart Center and IPS were released from any further obligation to each other arising from any previous agreement, and Dr. Kao purchased the accounts receivable related to the Heart Center and IPS terminated its ownership and management agreement with the Heart Center. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the year ended December 31, 2004. IPS recorded a loss on disposal of this discontinued component of $12,366 for the year ended December 31, 2004. There were no operations for this component in Company’s financial statements in 2005.

The following table contains selected financial statement data related to the Heart Center as of and for the year ended December 31, 2004.

2004

Income statement data:
Net operating revenues	$2,275,890
Operating expenses	2,130,379

Net income	$145,511

Balance sheet data:
Current assets	$—
Other assets	—

Total assets	$—

Current liabilities	$3,953
Other liabilities	—

Total liabilities	$3,953

Bellaire SurgiCare.  As of the Closing, our management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it was determined that the expected case volume increases were not going to be realized. On March 1, 2005, we closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. We tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, we recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004. We also recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $163,049 for the quarter ended March 31, 2005. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component after March 31, 2005.

The following table contains selected financial statement data related to Bellaire SurgiCare as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$161,679	$23,123
Operating expenses	350,097	129,430

Net loss	$(188,418)	$(106,307)

Balance sheet data:
Current assets	$—	$284,192
Other assets	—	395,997

Total assets	$—	$680,189

Current liabilities	$—	$583,580
Other liabilities	—	39,689

Total liabilities	$—	$623,269

CARDC.  On April 1, 2005, IPS entered into the CARDC Settlement with Dr. Bradley E. Chipps, M.D. and CARDC to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC, in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of the CARDC Settlement, we recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004. We also recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $506,625 for the quarter ended March 31, 2005. For the quarter ended June 30, 2005, we reduced the gain on disposal of this discontinued component by $238,333 as the result of post-settlement adjustments related to the reconciliation of balance sheet accounts. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in our financial statements after March 31, 2005.

The following table contains selected financial statement data related to CARDC as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$848,373	$3,210,158
Operating expenses	809,673	3,056,258

Net income	$38,700	$153,900

Balance sheet data:
Current assets	$—	$237,367
Other assets	—	9,971

Total assets	$—	$247,338

Current liabilities	$—	$233,711
Other liabilities	—	—

Total liabilities	$—	$233,711

IntegriMED.  On June 7, 2005, IPS executed an Asset Purchase Agreement with eClinicalWeb to sell substantially all of the assets of IntegriMED. As a result of this transaction, we recorded a loss on disposal of this discontinued component of $47,101 for the quarter ended June 30, 2005. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in our financial statements after June 30, 2005.

The following table contains selected financial statement data related to IntegriMED as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$191,771	$258,673
Operating expenses	899,667	1,710,891

Net loss	$(707,896)	$(1,452,218)

Balance sheet data:
Current assets	$—	$443,120
Other assets	—	62,575

Total assets	$—	$505,695

Current liabilities	$—	$571,766
Other liabilities	—	—

Total liabilities	$—	$571,766

TASC and TOM.  On June 13, 2005, we announced that we had accepted an offer to purchase our interests in TASC and TOM in Dover, Ohio. These transactions, which were consummated on September 30, 2005, were deemed to be effective as of October 1, 2005. As a result of these transactions, as well as the uncertainty of future cash flows related to our surgery center business, we determined that the joint venture interests associated with TASC and TOM were impaired and recorded a charge for impairment of intangible assets related to TASC and TOM of $2,122,445 for the three months ended June 30, 2005. As a result of these transactions, we recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $1,357,712 for the quarter ended December 31, 2005. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to TASC and TOM totaled $789,173 and reduced the gain on disposal. In early 2006, we were notified by Union that it was exercising its option to terminate the management services agreements of TOM and TASC as of March 12, 2006 and April 3, 2006, respectively. As a result, we recorded a charge for impairment of intangible assets of $1,021,457 for the three months ended December 31, 2005 related to the TASC and TOM management services agreements. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in our financial statements after September 30, 2005.

The following table contains selected financial statement data related to TASC and TOM as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$2,408,156	$177,761
Operating expenses	2,458,234	123,551

Net income (loss)	$(50,078)	$54,210

Balance sheet data:
Current assets	$—	$772,035
Other assets	—	1,632,949

Total assets	$—	$2,404,984

Current liabilities	$—	$779,684
Other liabilities	—	724,563

Total liabilities	$—	$1,504,247

Sutter.  On October 31, 2005, IPS executed the Sutter Settlement with Dr. Sutter to settle disputes that had arisen between IPS and Dr. Sutter and to avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with

Dr. Sutter’s practice, in exchange for termination of the MSA between IPS and Dr. Sutter. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of this transaction, we recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets of $38,440 recorded in the fourth quarter of 2005) of $279 for the quarter ended December 31, 2005. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in our financial statements after October 31, 2005.

The following table contains selected financial statement data related to Sutter as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$356,351	$434,063
Operating expenses	347,643	421,352

Net income	$8,708	$12,711

Balance sheet data:
Current assets	$—	$112,920
Other assets	—	15,296

Total assets	$—	$128,216

Current liabilities	$—	$9,806
Other liabilities	—	—

Total liabilities	$—	$9,806

Memorial Village.  As a result of the uncertainty of future cash flows related to our surgery center business as well as the transactions involving TASC and TOM, we determined that the joint venture interest associated with Memorial Village was impaired and recorded a charge for impairment of intangible assets related to Memorial Village of $3,229,462 for the three months ended June 30, 2005. In November 2005, we decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for our equity interests in Memorial Village or close the facility. In preparation for this pending transaction, we tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to sell or close Memorial Village, as well as the uncertainty of cash flows related to our surgery center business, we recorded an additional charge for impairment of intangible assets of $1,348,085 for the three months ended September 30, 2005. Effective January 31, 2006, we executed an Asset Purchase Agreement to sell substantially all of the assets of Memorial Village. Pursuant to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the assets and liabilities of Memorial Village have been reclassified as assets held for sale and liabilities held for sale on our consolidated balance sheet as of December 31, 2005. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to Memorial Village totaled $2,005,383. The operations of this component are reflected in our consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively.

The following table contains selected financial statement data related to Memorial Village as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$1,490,799	$112,994
Operating expenses	2,966,860	90,966

Net income (loss)	$(1,476,061)	$22,028

Balance sheet data:
Other current assets	$152,856	$243,321
Property and equipment, net	430,244	739,810

Total assets held for sale	$583,100	$983,131

Capital lease obligation	79,206	55,939

Total liabilities held for sale	$79,206	$55,939

San Jacinto.  Effective March 1, 2006, we executed an Asset Purchase Agreement to sell substantially all of the assets of San Jacinto, which is 10% owned by Baytown SurgiCare, Inc., our wholly owned subsidiary and is not consolidated in our financial statements. As a result of the uncertainty of future cash flows related to our surgery center business, and in conjunction with the transactions involving TASC and TOM, we determined that the joint venture interest associated with San Jacinto was impaired and recorded a charge for impairment of intangible assets related to San Jacinto of $734,522 for the three months ended June 30, 2005. We also recorded an additional $2,113,262 charge for impairment of intangible assets for the three months ended September 30, 2005 related to the management contracts with San Jacinto. We allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to San Jacinto totaled $694,499.

Orion.  Prior to the divestiture of our ambulatory surgery center business, we recorded management fee revenue, which was eliminated in the consolidation of our financial statements, for Bellaire SurgiCare, TASC and TOM and Memorial Village. The management fee revenue for San Jacinto was not eliminated in consolidation. The management fee revenue associated with the discontinued operations in the surgery center business totaled $407,595 for the year ended December 31, 2005. Additionally, we recorded equity in the earnings of San Jacinto in the amount of $43,273 for the twelve months ended December 31, 2005, while sustaining a minority interest loss in TOM of $93,802 for the same period. For the year ended December 31, 2004, we generated management fee revenue of $15,219, a minority interest loss in Memorial Village of $51,800 and equity in the earning of San Jacinto totaling $1,169. For the quarters ended June 30, 2005 and December 31, 2005, we recorded a charge for impairment of intangible assets of $276,420 and $142,377, respectively, related to trained work force and non-compete agreements affected by the surgery center operations we discontinued in 2005 and early 2006. Pursuant to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the long-term investment in San Jacinto and the distributions due to the limited partners of San Jacinto have been reclassified as assets and liabilities held for sale on our consolidated balance sheet as of December 31, 2005.

The following table summarizes the components of loss from operations of discontinued components:

	2005	2004
	(Restated)	(Restated)

Heart Center
Net income	$—	$145,511
Loss on disposal	—	(12,366)
Bellaire SurgiCare
Net loss	(188,418)	(106,308)
Loss on disposal	(163,049)	(4,090,555)
CARDC
Net income	38,700	153,900
Gain on disposal	268,292	(704,927)
IntegriMED
Net loss	(707,896)	(1,452,218)
Loss on disposal	(47,101)	—
TASC and TOM
Net income (loss)	(50,079)	54,210
Loss on disposal	(2,575,363)	—
Sutter
Net income	8,708	12,711
Loss on disposal	(38,719)	—
Memorial Village
Net income (loss)	(1,476,061)	22,028
Loss on disposal	(6,582,930)	—
San Jacinto
Loss on disposal	(3,542,283)	—
Orion
Net loss	(61,730)	(35,412)

Total loss from operations of discontinued components, including net loss on disposal	$(15,117,929)	$(6,013,426)

Preferred Stock Dividends.  Prior to the IPS Merger, holders of IPS’s Series A-2 preferred stock were entitled to receive, when, as and if declared by the board of directors, cumulative dividends payable at the annual rate of $0.40 for each share. Dividends were accrued, even if not declared, and were to be declared and paid in cash in equal installments on the first day of January, April, July and October immediately following the issue date, or continue to be accrued until such time as the preferred stockholders demanded payment. Preferred stock dividends in the amount of $606,100 were accrued for the twelve months ended December 31, 2004. No cash payments of dividends were made in 2005 or 2004. The Series A-2 redeemable convertible preferred stock, along with the other three series of redeemable convertible preferred stock held by IPS stockholders prior to the IPS Merger, including any accrued and unpaid dividends therein, were exchanged for shares of our Class A Common Stock as a part of the IPS Merger.

Liquidity and Capital Resources

For the six months ended June 30, 2006, net cash provided by operating activities totaled $575,852 as compared to net cash used in operating activities totaling $1,805,230 for the same period in 2005. The net impact of discontinued operations on net cash provided by operating activities in the first six months of 2006 totaled $230,744.

Net cash used in operating activities totaled $3,309,084 for the year ended December 31, 2005 compared to net cash used in operating activities of $2,820,499 for the same period in 2004. Net cash used in operations increased over 2004 primarily as a result of the growth in operating expenses related to the IPS Merger and the DCPS/MBS Merger. The net impact of discontinued operations on net cash used in operating activities in 2005 totaled $11,163,307.

For the six months ended June 30, 2006, net cash provided by investing activities totaled $417,234 as compared to $32,195 in net cash provided by investing activities in the six months ended June 30, 2005. The net impact of discontinued operations on net cash provided by investing activities totaled $430,244 in the first six months of 2006.

For the year ended December 31, 2005, net cash provided by investing activities totaled $1,947,564 compared to $1,716,708 in net cash provided by investing activities for the same period in 2004, which included $2,090,677 in net proceeds related to the 2004 Mergers. In 2005, we received proceeds from the sale of TASC and TOM in the fourth quarter of 2005, in addition to the sales of CARDC, IntegriMED and Sutter in the first, second and fourth quarters of 2005, respectively.

Net cash used in financing activities totaled $962,970 for the six months ended June 30, 2006 as compared to $1,382,272 in net cash provided by financing activities for the six months ended June 30, 2005. The change in cash uses related to financing activities from 2005 to 2006 can be explained generally by the following:

•	Net repayments on the CIT revolving credit facility totaled $718,221 in the first six months of 2006, including approximately $300,000 in repayments related to discontinued operations;

•	As discussed below, in March and April of 2005, we borrowed an aggregate of $1,250,000 from Brantley IV.

•	We made aggregate payments in the amount of $112,500 in the first quarter of 2006 in satisfaction of a $778,000 debt, and recognized a gain on forgiveness of debt totaling $665,463 for the six months ended June 30, 2006; and

•	We repaid approximately $200,000 in satisfaction of a working capital note from the sellers of MBS in the first quarter of 2006.

Net cash provided by financing activities totaled $958,482 for the year ended December 31, 2005 compared to net cash provided by financing activities totaling $1,756,105 for the year ended December 31, 2004. The following financing activities occurred in 2005:

•	Net repayments of capital lease obligations totaled $492,819, including approximately $635,000 in repayments related to discontinued operations;

•	Net borrowings on the CIT revolving credit facility totaled $386,340; and

•	In March and April 2005, we borrowed an aggregate of $1,250,000 from Brantley IV.

Our financial statements have been prepared in conformity with GAAP, which contemplate the continuation of the Company as a going concern. We incurred substantial operating losses during 2005, and has used substantial amounts of working capital in our operations. Additionally, as described more fully below, we received notification from CIT in December 2005 that certain events of default under the Loan and Security Agreement had occurred as a result of us being out of compliance with two financial covenants relating to our debt service coverage ratio and our minimum operating income level. These conditions raise substantial doubt about our ability to continue as a going concern.

We have financed our growth and operations primarily through the issuance of equity securities, secured and/or convertible debt, most recently by completing the 2004 Mergers and restructuring transactions in December 2004 and borrowing from related parties. On December 15, 2004, we also entered into a new secured two-year revolving credit facility pursuant to the Loan and Security Agreement. Under this facility, initially up to $4,000,000 of loans could be made available to us, subject to a borrowing base. As discussed below, the amount available under this credit facility has been reduced. We borrowed $1,600,000 under this facility concurrently with the Closing. The interest rate under this facility is the prime rate plus 6%. Upon an event of default, CIT can accelerate the loans or call the Guaranties described below. In connection with entering into this new facility, we also restructured our previously-existing debt facilities, which resulted in a decrease in aggregate debt owed to DVI from approximately $10.1 million to a combined principal amount of approximately $6.5 million, of which approximately $2.0 million was paid at the Closing.

Pursuant to a Guaranty Agreement (the “Brantley IV Guaranty”), dated as of December 15, 2004, provided by Brantley IV to CIT, Brantley IV agreed to provide a deficiency guaranty in the initial amount of $3,272,727. As discussed below, the amount of this Brantley IV Guaranty has been reduced. Pursuant to a Guaranty Agreement (the “Brantley Capital Guaranty” and collectively with the Brantley IV Guaranty, the “Guaranties”), dated as of

December 15, 2004, provided by Brantley Capital Corporation (“Brantley Capital”) to CIT, Brantley Capital agreed to provide a deficiency guarantee in the initial amount of $727,273. As discussed below, the amount of this Brantley Capital Guaranty has been reduced. In consideration for the Guaranties, we issued warrants to purchase 20,455 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley IV, and issued warrants to purchase 4,545 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley Capital. None of these warrants, which expire on December 15, 2009, have been exercised as of June 30, 2006.

On March 16, 2005, Brantley IV loaned us an aggregate of $1,025,000 (the “First Loan”). On June 1, 2005, we executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the “First Note”) payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to our outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First Note is due in a lump sum on April 19, 2006 (the “First Note Maturity Date”); (iv) the interest on the First Note accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to us, may declare the principal of the First Note to be due and immediately payable; and (vi) on or after the First Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of our Class A Common Stock at a price per share equal to $1.042825 (the “First Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. As of June 30, 2006, if Brantley IV were to convert the First Note, we would have to issue 1,098,644 shares of Class A Common Stock. On May 9, 2006, we and Brantley IV executed an amendment to the First Note (the “First and Second Note Amendment”) extending the First Note Maturity Date to August 15, 2006. On August 8, 2006, we and Brantley IV executed a second amendment to the First Note (the “First and Second Note Second Amendment”) extending the First Note Maturity Date to October 15, 2006 and as of October 15, 2006 we and Brantley IV executed a third amendment to the First Note (the “First and Second Note Third Amendment”) further extending the First Note Maturity Date to November 30, 2006.

On April 19, 2005, Brantley IV loaned us an additional $225,000 (the “Second Loan”). On June 1, 2005, we executed a convertible subordinated promissory note in the principal amount of $225,000 (the “Second Note”) payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to our outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due in a lump sum on April 19, 2006 (the “Second Note Maturity Date”); (iv) the interest on the Second Note accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to us, may declare the principal of the Second Note to be due and immediately payable; and (vi) on or after the Second Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of our Class A Common Stock at a price per share equal to $1.042825 (the “Second Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. As of June 30, 2006, if Brantley IV were to convert the Second Note, we would have to issue 239,332 shares of Class A Common Stock. On May 9, 2006, we and Brantley IV executed the First and Second Note Amendment extending the Second Note Maturity Date to August 15, 2006. On August 8, 2006, we and Brantley IV executed the First and Second Note Second Amendment extending the Second Note Maturity Date to October 15, 2006 and as of October 15, 2006 we executed the First and Second Note Third Amendment further extending the Second Note Maturity Date to November 30, 2006.

Additionally, in connection with the First Loan and the Second Loan, we entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”), dated March 22, 2005, with certain of our affiliates and subsidiaries, and CIT, whereby our $4,000,000 secured two-year revolving credit facility has been reduced by the amount of the loans from Brantley IV to $2,750,000. As a result of the First Amendment, the Brantley IV Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley IV by the amount of the First Loan to $2,247,727. Also as a result of the First Amendment, the Brantley Capital Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley Capital by the amount of the Second Loan to $502,273. Paul H. Cascio, our Chairman of the board of directors, and Michael J. Finn, one of our directors, are affiliates of Brantley IV.

As part of the Loan and Security Agreement, we are required to comply with certain financial covenants, measured on a quarterly basis. The financial covenants include maintaining a required debt service coverage ratio and meeting a minimum operating income level for the surgery and diagnostic centers before corporate overhead allocations. As of and for the three months and six months ended June 30, 2006, we were out of compliance with both of these financial covenants and has notified the lender as such. Under the terms of the Loan and Security Agreement, failure to meet the required financial covenants constitutes an event of default. Under an event of default, the lender may (i) accelerate and declare the obligations under the credit facility to be immediately due and payable; (ii) withhold or cease to make advances under the credit facility; (iii) terminate the credit facility; (iv) take possession of the collateral pledged as part of the Loan and Security Agreement; (v) reduce or modify the revolving loan commitment; and/or (vi) take necessary action under the Guaranties. The revolving credit facility is secured by our assets. As of June 30, 2006, the outstanding principal under the revolving credit facility was $998,668. The full amount of the loan as of June 30, 2006 is recorded as a current liability. In December 2005, we received notification from CIT stating that (i) certain events of default under the Loan and Security Agreement had occurred as a result of us being out of compliance with two financial covenants relating to our debt service coverage ratio and our minimum operating income level, (ii) as a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to the provided “Default Rate” of prime rate plus 6%, (iii) the amount available under the revolving credit facility was reduced to $2,300,000 and (iv) CIT reserved all additional rights and remedies available to it as a result of these events of default. We are currently in negotiations with CIT to obtain, among other provisions, a waiver of the events of default. In the event CIT declares the obligations under the Loan and Security Agreement to be immediately due and payable or exercises its other rights described above, we would not be able to meet our obligations to CIT or our other creditors. As a result, such action would have a material adverse effect on our ability to continue as a going concern.

As of June 30, 2006, our existing credit facility with CIT had limited availability to provide for working capital shortages. Although we believe that we will generate cash flows from operations in the future, there is substantial doubt as to whether we will be able to fund our operations solely from our cash flows. In April 2005, we initiated a strategic plan designed to accelerate our growth and enhance our future earnings potential. The plan focuses on our strengths, which include providing billing, collections and complementary business management services to physician practices. A fundamental component of our plan is the selective consideration of accretive acquisition opportunities in these core business sectors. In addition, we ceased investment in business lines that did not complement our strategic plans and redirected financial resources and our personnel to areas that management believes enhances long-term growth potential. On June 7, 2005, as described in “Discontinued Operations,” IPS completed the sale of substantially all of the assets of IntegriMED, and on October 1, 2005, we completed the sale of our interests in TASC and TOM in Dover, Ohio. Beginning in the third quarter of 2005, we successfully completed the consolidation of corporate functions into our Roswell, Georgia facility. Additionally, consistent with our strategic plan, we sold our interest in Memorial Village effective January 31, 2006 and in San Jacinto effective March 1, 2006. These transactions are described in greater detail under the caption “Discontinued Operations.”

We intend to continue to manage our use of cash. However, our business is still faced with many challenges. If cash flows from operations and borrowings are not sufficient to fund our cash requirements, we may be required to further reduce our operations and/or seek additional public or private equity financing or financing from other sources or consider other strategic alternatives, including possible additional divestitures of specific assets or lines of business. Any acquisitions will require additional capital. There can be no assurances that additional financing will be available, or that, if available, the financing will be obtainable on terms acceptable to us or that any additional financing would not be substantially dilutive to our existing stockholders.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

Our current directors who are not our employees or affiliates receive compensation of up to $5,000 per meeting for meetings held in person and up to $500 per meeting for meetings held telephonically. Additionally, the members of the Audit Committee receive compensation of up to $1,000 per Audit Committee meeting. The Chairman of the Audit Committee receives compensation of up to $2,500 per quarter.

In addition, we granted the following stock options during the year ended December 31, 2005 to our directors who are not our employees as compensation for service.

			Percent of Total
			Options/SARS
	Number of Securities		Granted to
	Underlying Options/		Employees in	Exercise or Base	Expiration
Name	SARs Granted ($)		Fiscal Year (%)	Price ($/sh)	Date

Joseph M. Valley, Jr.	20,000	(1)	1.9	0.84	6/17/2015
Michael J. Finn	17,000	(2)	1.6	0.84	6/17/2015
David Crane	10,000	(3)	0.9	0.84	6/17/2015
Gerald M. McIntosh	10,000	(4)	0.9	0.84	6/17/2015
Robert P. Pinkas	17,000	(5)	1.6	0.84	6/17/2015

(1)	Mr. Valley was granted 20,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vested fully on the first anniversary of the date of the grant.

(2)	Mr. Finn was granted 17,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vested fully on the first anniversary of the date of the grant.

(3)	Mr. Crane was granted 10,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vested fully on the first anniversary of the date of the grant.

(4)	Mr. McIntosh was granted 10,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan. The options were cancelled in connection with Mr. McIntosh’s resignation from our board of directors on November 3, 2005.

(5)	Mr. Pinkas was granted 17,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan as compensation for Mr. Pinkas’ service as a director of IPS prior to our acquisition of IPS on December 15, 2004, and vested fully on the first anniversary of the date of the grant.

Executive Officer Compensation

Summary Compensation Table.  The following table presents the total compensation paid during each of our last three fiscal years to each of our Chief Executive Officer, the other most highly compensated executive officers who were serving as executive officers on December 31, 2005 and whose salary and bonus exceeded $100,000, and one individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer on December 31, 2005 (collectively, the “Named Executive Officers”). All amounts include aggregate compensation paid by us and our subsidiaries.

						Long-Term Compensation
	Annual Compensation					Awards			Payouts
				Other		Restricted		Securities
				Annual		Stock		Underlying	All Other
		Salary	Bonus	Compensation		Award(s)		Options/SARs	Compensation
Name and Principal Position	Year	($)	($)	($)		($)		(#)	($)

Terrence L. Bauer(1)	2005	240,000	—	6,000	(3)	—	(2)	300,000	—
Chief Executive Officer	2004	12,000	25,000	300	(3)	—		—	—
and President	2003	—	—	—		—		—	—
Stephen H. Murdock(4)	2005	189,423	—	6,000	(5)	—	(6)	200,000	—
Chief Financial Officer	2004	7,308	15,000	231	(5)	—		—	—
and Corporate Secretary	2003	—	—	—		—		—	—
Dennis M. Cain(7)	2005	175,000	—	25,000	(8)	—		150,000	—
Chief Executive Officer of	2004	6,731	—	962	(8)	—		—	—
MBS	2003	—	—	—		—		—	—
Tommy M. Smith(9)	2005	175,000	—	25,000	(10)	—		150,000	—
President and Chief Operating	2004	6,731	—	962	(10)	—		—	—
Officer of MBS	2003	—	—	—		—		—	—
Keith G. LeBlanc(11)	2005	212,390	—	4,000	(12)	—	(13)	—	125,000	(14)
Former President	2004	199,615	100,000	16,191	(15)	—		—	—
	2003	188,942	—	28,828	(16)	—		—	—

(1)	Mr. Bauer joined us as Chief Executive Officer on December 15, 2004, and was named President in November 2005.

(2)	Mr. Bauer was granted an aggregate of 300,000 restricted stock units for Class A Common Stock under the 2004 Incentive Plan on August 31, 2005 pursuant to a Restricted Stock Unit Award Agreement. The restricted stock units vest in equal parts on each of December 23, 2005, December 23, 2006 and December 23, 2007. Mr. Bauer elected to defer the vesting of such restricted stock units until January 1, 2008, January 1, 2009 and January 1, 2010, respectively, pursuant to the Restricted Stock Unit Deferral Plan adopted by us on August 31, 2005 (the “Deferral Plan”). Until the Class A Common Stock underlying the restricted stock units is issued to Mr. Bauer, dividends will not be paid with respect to the restricted stock units; however, Mr. Bauer is entitled to receive in cash a dividend equivalent, which shall equal the value of all cash or stock dividends or other distributions that would have been paid on the Class A Common Stock underlying the restricted stock units.

(3)	Includes $6,000 auto allowance paid in 2005 and $300 auto allowance paid in December 2004.

(4)	Mr. Murdock joined us as Chief Financial Officer and Corporate Secretary on December 15, 2004.

(5)	Includes $6,000 auto allowance paid in 2005 and $231 auto allowance paid in December 2004.

(6)	Mr. Murdock was granted an aggregate of 100,000 restricted stock units for Class A Common Stock under the 2004 Incentive Plan on August 31, 2005 pursuant to a Restricted Stock Unit Award Agreement. The restricted stock units vest in equal parts on each of December 23, 2005, December 23, 2006 and December 23, 2007. Mr. Murdock elected to defer the vesting of such restricted stock units until January 1, 2008, January 1, 2009 and January 1, 2010, respectively, pursuant to the Deferral Plan. Until the Class A Common Stock underlying the restricted stock units is issued to Mr. Murdock, dividends will not be paid with respect to the restricted stock units; however, Mr. Murdock is entitled to receive in cash a dividend equivalent, which shall equal the value of all cash or stock dividends or other distributions that would have been paid on the Class A Common Stock underlying the restricted stock units.

(7)	Mr. Cain joined us as Chief Executive Officer of MBS on December 15, 2004 in connection with our acquisition of DCPS.

(8)	Includes $25,000 personal expense allowance paid in 2005 and $962 personal expense allowance paid in December 2004.

(9)	Mr. Smith joined us as President and Chief Operating Officer of MBS on December 15, 2004 in connection with our acquisition of MBS.

(10)	Includes $25,000 personal expense allowance paid in 2005 and $962 personal expense allowance paid in December 2004.

(11)	Mr. LeBlanc joined us as our President and Chief Executive Officer on November 10, 2002, resigned as our Chief Executive Officer on December 15, 2004 and resigned as our President and a director effective November 8, 2005.

(12)	Includes $4,000 auto allowance paid in 2005.

(13)	Mr. LeBlanc was granted an aggregate of 250,000 restricted stock units for Class A Common Stock under the 2004 Incentive Plan on August 31, 2005 pursuant to a Restricted Stock Unit Award Agreement. Pursuant to the terms of the Separation Agreement and General Release, dated November 8, 2005, between Mr. LeBlanc and us (the “Separation Agreement”) the restricted stock units vest in equal parts on each of January 1, 2006 and January 1, 2007. Until the Class A Common Stock underlying the restricted stock units is issued to Mr. LeBlanc, dividends will not be paid with respect to the restricted stock units; however, Mr. LeBlanc is entitled to receive in cash a dividend equivalent, which shall equal the value of all cash or stock dividends or other distributions that would have been paid on the Class A Common Stock underlying the restricted stock units.

(14)	Pursuant to the terms of the Separation Agreement, Mr. LeBlanc received a lump sum payment of $125,000 upon termination.

(15)	Includes vacation payout for unused vacation time.

(16)	Includes $11,120 for living expenses, $11,372 for moving expenses and $6,336 for auto allowance.

Option Grants in Last Fiscal Year.  The following table sets forth all information concerning individual grants of stock options to any of the Named Executive Officers during the year ended December 31, 2005.

			Percent of Total
	Number of Securities		Options/SARS
	Underlying Options/		Granted to Employees	Exercise or Base	Expiration
Name	SARs Granted ($)		in Fiscal Year (%)	Price ($/sh)	Date

Terrence L. Bauer	300,000	(1)	28.4	0.84	6/17/2015
Stephen H. Murdock	200,000	(2)	18.9	0.84	6/17/2015
Dennis M. Cain	150,000	(3)	14.2	0.84	6/17/2015
Tommy M. Smith	150,000	(4)	14.2	0.84	6/17/2015

(1)	Mr. Bauer was granted 300,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vest in 1/4 increments on an annual basis commencing on the first anniversary of the date of grant.

(2)	Mr. Murdock was granted 200,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vest in 1/4 increments on an annual basis commencing on the first anniversary of the date of grant.

(3)	Mr. Cain was granted 150,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vest in 1/4 increments on an annual basis commencing on the first anniversary of the date of grant.

(4)	Mr. Smith was granted 150,000 options to acquire Class A Common Stock on June 17, 2005 pursuant to a Stock Option Agreement (Incentive Stock Option). The options were issued in accordance with the 2004 Incentive Plan, and vest in 1/4 increments on an annual basis commencing on the first anniversary of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Values.  The following table sets forth all information concerning option exercises during the fiscal year ended December 31, 2005 and option holdings as of December 31, 2005 with respect to our Named Executive Officers. No stock appreciation rights were outstanding at the end of the fiscal year. No shares were acquired on exercise of options by our Named Executive Officers during 2005.

			Number of Securities			Value of Unexercised In-the-
			Underlying Unexercised			Money Options at Fiscal
	Shares Acquired	Value	Options at Fiscal Year-End (#)			Year-End ($)(1)
Name	on Exercise (#)	Realized ($)	Exercisable		Unexercisable	Exercisable	Unexercisable

Terrence L. Bauer	—	—	—		300,000	—	—
Stephen H. Murdock	—	—	—		200,000	—	—
Dennis M. Cain	—	—	—		150,000	—	—
Tommy M. Smith	—	—	—		150,000	—	—
Keith G. LeBlanc	—	—	328,462	(2)	—	—	—

(1)	The values of the unexercised options and warrants above are based on the difference between the exercise price of the options and warrants, as applicable, and the fair market value of our Class A Common Stock at the end of the fiscal year ended December 31, 2005, which was $0.34 per share.

(2)	Consists of the following:

• Warrants for 4,000 shares of our Class A Common Stock were issued to Mr. LeBlanc in January 2003, have an exercise price of $4.50 per share and expire on January 31, 2008.

• Warrants for 324,462 shares of our Class A Common Stock were issued to Mr. LeBlanc in November 2002, with an original exercise price of $3.20 per share, vesting through November 2006, and an original expiration date of November 12, 2012. Pursuant to the terms of the Separation Agreement, the vesting of these warrants was accelerated and 100% of these warrants were fully vested at December 31, 2005.

Employment and Other Agreements

Employment Agreements.  Effective December 15, 2004, we entered into an employment agreement with Terrence L. Bauer for the position of our Chief Executive Officer. In November 2005, Mr. Bauer was named our President. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $240,000 for each of the five years in the initial term. The board of directors will review the base salary annually, and may, in its reasonable discretion, adjust the base salary. Mr. Bauer’s base salary for 2006 is $260,000. In addition, we may pay an annual bonus to Mr. Bauer upon the attainment of objectives determined by the board of directors. Mr. Bauer’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in activity that interferes with our business. If Mr. Bauer is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Bauer’s employment with us. All equity incentives, including warrants, would also vest at that time.

Effective December 15, 2004, we entered into an employment agreement with Keith G. LeBlanc, for the position of President. On November 8, 2005, we entered into the Separation Agreement with Mr. LeBlanc terminating his employment effective as of October 31, 2005. Pursuant to the terms of the Separation Agreement, Mr. LeBlanc resigned his positions as President and a director and received a lump sum payment of $125,000. Mr. LeBlanc was retained by us as a consultant, on an independent contractor basis, to assist with certain transition matters in exchange for a payment of $215,000 to be paid in equal incremental payments through October 31, 2006. In addition, Mr. LeBlanc was entitled to receive an aggregate lump sum payment totaling $125,000 at the time of the closing of the sales by our Memorial Village and San Jacinto ambulatory surgery centers, assuming the terms of the sales were substantially the same as those set forth in the letters of intent for those sales. In lieu of this lump sum payment, Mr. LeBlanc will receive payments totaling $125,000 in equal incremental payments commencing on November 1, 2006 and continuing through October 31, 2007. The vesting of the restricted stock units granted to Mr. LeBlanc in August, 2005 was accelerated to vest in equal parts on each of January 1, 2006 and January 1, 2007.

Likewise, warrants previously issued to Mr. LeBlanc were modified to vest in full and be exercisable until November 2013 at a price of $0.34 per share. In exchange for these benefits, the Separation Agreement included a general release of all claims by Mr. LeBlanc against us arising from his employment and a restriction on his ability to engage in certain activities competitive with us prior to November 1, 2007.

Effective December 15, 2004, we entered into an employment agreement with Stephen H. Murdock, for the position of Chief Financial Officer. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $175,000 for each of the five years in the initial term. The board of directors will review the base salary annually, and may, in its reasonable discretion, adjust the base salary. Mr. Murdock’s base salary for 2006 is $205,000. In addition, we may pay an annual bonus to Mr. Murdock upon the attainment of objectives determined by the board of directors. Mr. Murdock’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in an activity that interferes with our business. If Mr. Murdock is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Murdock’s employment with us. All equity incentives, including warrants, would also vest at that time.

Effective December 15, 2004, we and MBS entered into an employment agreement with Dennis M. Cain, for the position of Chief Executive Officer of MBS. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $175,000 for each of the five years in the initial term. The board of directors will review the base salary annually, and may, in its reasonable discretion, adjust the base salary. Mr. Cain’s base salary for 2006 is $190,000. In addition, we may pay an annual bonus to Mr. Cain upon the attainment of objectives determined by the board of directors. Mr. Cain’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in an activity that interferes with our business. If Mr. Cain is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Cain’s employment with us. All equity incentives, including warrants, would also vest at that time.

Effective December 15, 2004, we and MBS entered into an employment agreement with Tommy M. Smith, for the position of President and Chief Operating Officer of MBS. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $175,000 for each of the five years in the initial term. The board of directors will review the base salary annually, and may, in its reasonable discretion, adjust the base salary. Mr. Smith’s base salary for 2006 is $190,000. In addition, we may pay an annual bonus to Mr. Smith upon the attainment of objectives determined by the board of directors. Mr. Smith’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in an activity that interferes with our business. If Mr. Smith is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Smith’s employment with us. All equity incentives, including warrants, would also vest at that time.

Other Stock Option Plans

SurgiCare, Inc. 2001 Stock Option Plan.  In October 2001, our board of directors adopted the SurgiCare, Inc. 2001 Stock Option Plan (the “2001 Plan”), which was approved by our stockholders at the annual meeting of stockholders held on November 13, 2001. Initially 140,000 shares of stock (adjusted for stock splits) were reserved for issuance pursuant to the 2001 Plan. Options to acquire approximately 3,615 shares of our Class A Common Stock were outstanding under the 2001 Plan at December 31, 2005. The purposes of the 2001 Plan are to advance the best interest of our stockholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote long-term financial success and increase stockholder value by increasing their proprietary interest in our success. The 2001 Plan permits us to grant stock option grants, stock appreciation rights, restricted stock awards and performance stock awards to our key employees, officers, directors, and consultants. Incentive stock options granted pursuant to the 2001 Plan cannot be granted at an exercise price which is less than 100% of the fair market value of the Common Stock on the date of the grant.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We believe that the provisions in our certificate of incorporation and bylaws are necessary to attract and retain qualified persons as directors and officers.

MARKET PRICE INFORMATION AND DIVIDENDS

Market Information

Our Class A Common Stock is currently traded on AMEX under the symbol ONH. From July 2001 to December 15, 2004, our common stock was traded on AMEX under the symbol SRG.

On December 15, 2004, we completed a one-for-ten reverse stock split and reclassified our outstanding common stock as Class A Common Stock. No fractional shares of common stock were issued as a result of the reverse stock split and reclassification. In lieu of receiving fractional shares, stockholders received a cash payment in U.S. dollars equal to such fraction multiplied by the closing price of the common stock reported on AMEX on the effective date of the reverse stock split. In addition, each option and warrant to purchase common stock outstanding on the effective date of the reverse stock split was adjusted so that the number of shares of common stock to be issued upon their exercise was divided by ten and the exercise price of each option and warrant was multiplied by ten and the options and warrants became exercisable for Class A Common Stock. The number of shares of Class A Common Stock reserved under our stock option plans and for issuance pursuant to warrants to purchase our Class A Common Stock were similarly adjusted. If the adjustments to the options and warrants described above resulted in any right to acquire a fractional share of Common Stock, such fractional share was disregarded and the number of shares of Class A Common Stock reserved for issuance under the plans and warrants and the number of shares of common stock subject to any such options and warrants became the next lower number of Class A Common Stock, rounding all fractions downward.

On October 20, 2006, the last sale price of our common stock as reported on AMEX was $0.25 per share. The following table sets forth for the periods indicated the high and low per share closing prices for our common stock for the periods prior to December 15, 2004 and the Class A Common Stock for periods after December 15, 2004, in each as reported by AMEX. Prices prior to December 15, 2004 are restated to reflect a one-for-ten reverse stock split of our common stock on December 15, 2004.

Fiscal Year 2006	High	Low

Quarter ended March 31, 2006	$0.44	$0.31
Quarter ended June 30, 2006	$0.60	$0.25
Quarter ended September 30, 2006	$0.31	$0.23

Fiscal Year 2005	High	Low

Quarter ended March 31, 2005	$2.70	$0.90
Quarter ended June 30, 2005	$1.40	$0.62
Quarter ended September 30, 2005	$0.88	$0.37
Quarter ended December 31, 2005	$0.49	$0.25

Fiscal Year 2004	High	Low

Quarter ended March 31, 2004	$6.70	$3.50
Quarter ended June 30, 2004	$5.20	$3.10
Quarter ended September 30, 2004	$4.30	$2.60
Quarter ended December 31, 2004	$4.30	$2.60

Holders

As of October 20, 2006, there were approximately (i) 475 holders of record of our Class A Common Stock and 12,788,776 shares of Class A Common Stock issued and outstanding; (ii) 4 holders of record of our Class B Common Stock and 10,448,470 shares of Class B Common Stock outstanding; and (iii) 6 holders of record of our Class C Common Stock and 1,437,572 shares of Class C Common Stock outstanding.

Dividends

We have not paid dividends on shares of our Common Stock within the last three years, and do not expect to declare or pay any cash dividends on our Common Stock in the foreseeable future. Our existing senior credit facility does not allow the payment of dividends without the prior written consent of our lender. We anticipate that our new senior credit facility will have a similar restriction on the payment of dividends.

Subject to the terms of any preferred stock that our board of directors may designate and authorize in the future, our certificate of incorporation currently provides that all dividends and other distributions to be paid to our stockholders will be made to the holders of our Class A Common Stock, Class B Common Stock and Class C Common Stock in the following order and priority (If Proposals I through VI described above is approved by our stockholders at the Special Meeting, the following description will change in the manner set forth under Proposal IV above):

•	First, the holders of the shares of Class B Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, shall be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $1.15, plus an amount equal to nine percent (9%) per annum on such amount, without compounding, from the date the Class B Common Stock was first issued.

•	Second, the holders of the shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, shall be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $3.30. After the full required distributions have been made to the holders of shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock) as described in the previous sentence, each share of Class C Common Stock then outstanding shall be retired and shall not be reissued, and the holder thereof shall surrender the certificates evidencing the shares to us.

•	Third, after the full distributions have been made to the holders of the shares of Class B Common Stock and Class C Common Stock as described above, all holders of the shares of Class A Common Stock and Class B Common Stock, as a single class, shall thereafter be entitled to receive all remaining distributions pro rata based on the number of outstanding shares of Class A Common Stock or Class B Common Stock held by each holder, provided that for purposes of such remaining distributions, each share of Class B Common Stock shall be deemed to have been converted into one share of Class A Common Stock (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock).

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors has set October 20, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Stockholders of record as of the close of business on the record date are entitled to one vote for each share of Common Stock (regardless of class) then held. As of the record date, we had 24,674,818 shares of Common Stock issued and outstanding, including 12,788,776 shares of Class A

Common Stock, 10,448,470 shares of Class B Common Stock, and 1,437,572 shares of Class C Common Stock. Our certificate of incorporation provides that all holders of all classes of Common Stock shall vote together as a single class with respect to Proposals I and II. For Proposal III, the affirmative vote of each of the following will be required to approve such proposal: (i) the holders of a majority of the votes attributable to the then outstanding shares of Common Stock voting together as a single class, (ii) the holders of a majority of the votes attributable to the then outstanding shares of Class B Common Stock voting separately as a class and (iii) the holders of a majority of the votes attributable to the then outstanding shares of Class C Common Stock voting separately as a class. For Proposals IV, V, VI and VII, the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented in person or by proxy at the Special Meeting and entitled to vote will be required to approve each of these proposals.

The following table sets forth certain information with respect to Common Stock beneficially owned as of October 20, 2006, by (i) each person known to us to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each of the members or nominees of the board of directors, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed beneficially owned by a person if the person has the right to acquire shares (for example, upon the exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. The information in the table is based on information provided to us by the person or group, including filings made by such person with the SEC. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

	Class A Common Stock Beneficially Owned			Class B Common Stock Beneficially Owned			Class C Common Stock Beneficially Owned
	Number of			Number of			Number of
	Class A		Percentage of	Class B		Percentage of	Class C	Percentage of
Name of Beneficial Owner	Shares(1)		Class(1)	Shares(2)		Class(2)	Shares(3)	Class(3)

Robert P. Pinkas(4)	53,780,906	(5)	52.38%	7,863,996	(6)	75.26%	—	—
Pinkas Family Partners, L.P.(4)	53,780,906	(7)	52.38%	7,863,996	(8)	75.26%	—	—
Brantley Venture Partners III, L.P.(4)	2,321,649		2.26%	—		—	—	—
Brantley Venture Management III, L.P.(4)	2,321,649	(9)	2.26%	—		—	—	—
Brantley Capital Corporation (10)	12,600,177	(11)	12.28%	1,722,983		16.49%	—	—
Brantley Partners IV, L.P.(4)	51,442,257	(12)	50.11%	7,863,996		75.26%	—	—
Brantley Management IV, L.P.(4)	51,442,257	(13)	50.11%	7,863,996	(14)	75.26%	—	—
Terrence L. Bauer	88,461	(15)	*	—		—	—	—
Paul H. Cascio(4)	—		—	—		—	—	—
Michael J. Finn(4)	17,000	(16)	*	—		—	—	—
David Crane	12,272	(17)	*	—		—	—	—
Joseph M. Valley, Jr.	20,000	(18)	*	—		—	—	—
Crossroads 1999 Direct/ Co-investment Portfolio A, L.P.	2,972,423	(19)	2.90%	467,033		4.47%	—	—
Crossroads Cornerstone Direct/ Co-investment Fund V, L.P.	2,510,521	(20)	2.45%	394,348		3.78%	—	—
D/V Cain Family, L.P.	10,019,641	(21)	9.76%	—		—	718,789	50.00%
Dennis M. Cain	10,019,641	(22)	9.76%	—		—	718,789	50.00%
Tommy M. Smith	8,099,233	(23)	7.89%	—		—	580,780	40.40%
Stephen H. Murdock	50,000	(24)	*	—		—	—	—
Keith G. LeBlanc	461,462	(25)	*	—		—	—	—
All directors and executive officers as a group (9 persons)	18,768,069	(26)	18.28%	—		—	1,299,569	90.40%

*	Indicates beneficial ownership of less than 1%.

(1)	For purposes of calculating the number of shares of Class A Common Stock and the percentage beneficially owned, the number of shares of Class A Common Stock for each person or group deemed outstanding includes: (i) 12,788,776 shares of Class A Common Stock outstanding as of October 20, 2006, (ii) any shares of Class A Common Stock issuable by us pursuant to options and warrants held by the respective person or group which may be exercised within 60 days following October 20, 2006 (“Presently Exercisable Options”), (iii) any shares of Class Common Stock issuable by us upon conversion of convertible debt of the Company as of October 20, 2006; and (iv) shares of Class A Common Stock issuable by us upon conversion of shares of Class B Common Stock and Class C Common Stock, which are convertible into 66,499,101 shares and 18,975,950 shares of Class A Common Stock, respectively, as of October 20, 2006. The shares of Class B Common Stock and the shares of Class C Common Stock are convertible at the option of the holder into shares of Class A Common Stock at a variable rate determined pursuant to a formula as described under Proposal III above. As of October 20, 2006, each share of Class B Common Stock was convertible into 6.364482191781 shares of Class A Common Stock and each share of Class C Common Stock was convertible into 13.2 shares of Class A Common Stock (assuming simultaneous conversion of all shares of Class B Common Stock).

(2)	For purposes of calculating the number of shares of Class B Common Stock and the percentage beneficially owned, the number of shares of Class B Common Stock outstanding as of October 20, 2006 was 10,448,470.

(3)	For purposes of calculating the number of shares of Class C Common Stock and the percentage beneficially owned, the number of shares of Class C Common Stock outstanding as of October 20, 2006, was 1,437,572.

(4)	The business address of Robert P. Pinkas (“Mr. Pinkas”), Pinkas Family Partners, L.P. (“Pinkas Partners”), Brantley III, Brantley Venture Management III, L.P. (“Brantley Management III”), Brantley IV, Brantley Management IV, L.P. (“Brantley Management IV”), Paul H. Cascio, and Michael J. Finn is 3201 Enterprise Parkway, Suite 350, Beachwood, OH 44122. Mr. Cascio and Mr. Finn each serve as general partner of Brantley Management III, which is the sole general partner of Brantley III, and Brantley Management IV, which is the sole general partner of Brantley IV. These relationships do not provide either Messr. Cascio or Finn with shared voting or dispositive power with respect to the shares held by Brantley III and Brantley IV and therefore neither Mr. Cascio nor Mr. Finn is deemed to beneficially own the shares held by Brantley III or Brantley IV. Pursuant to a Stockholders Agreement, dated as of December 15, 2004 (the “Stockholders Agreement”), as amended from time to time, each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of our board of directors one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital. Brantley III and Brantley IV disclaim that they are part of a “group” by virtue of the Stockholders Agreement for purposes of Section 13(d)(3) of the Exchange Act, and each disclaims beneficial ownership of all of our securities held by any other party to the Stockholders Agreement.

(5)	The shares consist of (a) 2,321,649 shares of Class A Common Stock owned by Brantley III; (b) 50,050,263 shares of Class A Common Stock issuable upon conversion of 7,863,996 shares of Class B Common Stock owned by Brantley IV; (c) 20,455 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock owned by Brantley IV; (d) 1,371,539 shares of Class A Common Stock issuable upon conversion of $1,250,000 of our convertible debt held by Brantley IV; and (e) 17,000 shares of Class A Common Stock issuable upon exercise of options to purchase Class A Common Stock. Mr. Pinkas is the sole general partner of Pinkas Partners. Pinkas Partners is a general partner of, and holds a majority of the general partnership interests of, Brantley Management III, which is the sole general partner of Brantley III; and is a general partner of and holds a majority of the general partnership interests of Brantley Management IV, which is the sole general partner of Brantley IV. Due to Mr. Pinkas’ relationships with Brantley III and Brantley IV, he may be deemed to share voting and dispositive power with respect to the shares held by Brantley III and Brantley IV. Mr. Pinkas disclaims beneficial ownership of any shares except to the extent of a pecuniary interest therein.

(6)	The shares are the 7,863,996 shares of Class B Common Stock owned by Brantley IV. See footnote (5) above for an explanation of Mr. Pinkas’ relationship to Brantley IV. Mr. Pinkas disclaims beneficial ownership of any shares except to the extent of a pecuniary interest therein.

(7)	The shares consist of (a) 2,321,649 shares of Class A Common Stock owned by Brantley III; (b) 50,050,263 shares of Class A Common Stock issuable upon conversion of 7,863,996 shares of Class B Common Stock owned by Brantley IV; (c) 20,455 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock owned by Brantley IV; and (d) 1,371,539 shares of Class A Common Stock issuable upon conversion of $1,250,000 of our convertible debt held by Brantley IV. See footnote (5) above for an explanation of Pinkas Partners’ relationship to these entities. As a result of these relationships, Pinkas Partners may be deemed to share voting and dispositive power of, and therefore beneficially own, the shares held by Brantley III and Brantley IV. Pinkas Partners disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(8)	The shares are the 7,863,996 shares of Class B Common Stock owned by Brantley IV. See footnote (5) above for an explanation of Mr. Pinkas’ relationship to Brantley IV. As a result of this relationship, Pinkas Partners may be deemed to share voting and dispositive power of, and therefore beneficially own, the shares held by Brantley IV. Pinkas Partners disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(9)	The shares are the 2,321,649 shares of Class A Common Stock owned by Brantley III, which Brantley Management III may be deemed to beneficially own in its capacity as sole general partner of Brantley III. Brantley Management III disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(10)	The business address of Brantley Capital is c/o MVC Capital, 287 Bowman Avenue, Purchase, New York 10577. Pursuant to the Stockholders Agreement, each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of our board of directors, one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital. Brantley Capital disclaims that it is part of a “group” by virtue of the Stockholders Agreement for purposes of Section 13(d)(3) of the Exchange Act, and it disclaims beneficial ownership of all of our securities held by any other party to the Stockholders Agreement.

(11)	The shares consist of (a) 1,629,737 shares of Class A Common Stock; (b) 10,965,895 shares of Class A Common Stock issuable upon conversion of 1,722,983 shares of Class B Common Stock; and (c) 4,545 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock. All shares are owned directly by Brantley Capital. Brantley Capital has sole voting and dispositive power with respect to such shares.

(12)	The shares consist of (a) 50,050,263 shares of Class A Common Stock issuable upon conversion of 7,863,996 shares of Class B Common Stock; (b) 20,455 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock; and (c) 1,371,539 shares of Class A Common Stock issuable upon conversion of $1,250,000 of our convertible debt held by Brantley IV. The shares are directly owned by Brantley IV and Brantley IV has sole voting and dispositive power with respect to such shares. As part of the our restructuring in December 2004, we granted Brantley IV the right to purchase shares of our Class A Common Stock for cash in an amount up to an aggregate of $3 million after the closing of the restructuring (the “Purchase Right”). Brantley IV may exercise the Purchase Right at any time after December 15, 2004. Each additional investment will be: (i) subject to the approval of a majority of our members of the board of directors that are not affiliated with Brantley IV, (ii) consummated on a date mutually agreed by us and Brantley IV, and (iii) accomplished with documentation reasonably satisfactory to us and Brantley IV. Pursuant to the terms of the Purchase Right, the purchase price per share of the Class A Common Stock will be equal to the lesser of (a) $1.25, and (b) 70% multiplied by the average of the daily average of the high and low price per share of the Class A Common Stock on AMEX or a similar system on which the Class A Common Stock shall be listed at the time, for the twenty trading days immediately preceding the date of the closing of the exercise of the Purchase Right. The shares do not include shares that Brantley IV may have the right to purchase pursuant to the Purchase Right because the purchase and sale of the shares is subject to approval of the unaffiliated members of the board of directors. The Purchase Right will be cancelled as part of the private placement.

(13)	The shares consist of (a) 50,050,263 shares of Class A Common Stock issuable upon conversion of 7,863,996 shares of Class B Common Stock owned by Brantley IV; (b) 20,455 shares of Class A Common

Stock issuable upon exercise of warrants to purchase Class A Common Stock owned by Brantley IV; and (c) 1,371,539 shares of Class A Common Stock issuable upon conversion of $1,250,000 of our convertible debt held by Brantley IV. Brantley Management IV is the sole general partner of Brantley IV and, in such capacity, may be deemed to share voting and dispositive power with respect to, and to beneficially own, the shares held by Brantley IV. Brantley Management IV disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(14)	The shares are the 7,863,996 shares of Class B Common Stock owned by Brantley IV. Brantley Management IV is the sole general partner of Brantley IV and, in such capacity, may be deemed to share voting and dispositive power with respect to, and to beneficially own, the shares held by Brantley IV. Brantley Management IV disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(15)	Mr. Bauer is our President and Chief Executive Officer and a director. The shares consist of (a) 13,461 shares of Class A Common Stock owned by Mr. Bauer; and (b) 75,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. The address of Mr. Bauer is 1805 Old Alabama Road, Suite 350, Roswell, GA 30076.

(16)	The shares consist of 17,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. Mr. Finn is a member of our Board of Directors and is also affiliated with Brantley IV as described in footnote (4), above. The address for Mr. Finn is 3201 Enterprise Parkway, Suite 350, Beachwood, Ohio 44122.

(17)	The shares consist of (a) 2,272 shares of Class A Common Stock owned by Mr. Crane, including 1,136 shares of Class A Common Stock owned by Mr. Crane’s spouse through an individual retirement account; and (b) 10,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. Because of the family relationship, Mr. Crane may be deemed to beneficially own all such shares. Mr. Crane is a member of our board of directors. The address for Mr. Crane is c/o New Hope Bariatrics, Inc., 15720 John J. Delaney Dr., Suite 300, Charlotte, North Carolina 28277.

(18)	The shares consist of 20,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. Mr. Valley is a member of our board of directors. The address for Mr. Valley is 10817 Southern Loop Boulevard, Pineville, North Carolina 28134.

(19)	The address of Crossroads 1999 Series Direct/ Co-investment Portfolio A, L.P. is c/o Lehman Brothers Private Advisors, LP, 325 N. St. Paul Street, Suite 4900, Dallas, TX 75201. The shares are the 2,972,423 shares of Class A Common Stock issuable upon conversion of 467,033 shares of Class B Common Stock.

(20)	The address of Crossroads Cornerstone Direct/ Co-investment Fund V, L.P. is c/o Lehman Brothers Private Advisors, LP, 325 N. St. Paul Street, Suite 4900, Dallas, TX 75201. The shares are the 2,510,521 shares of Class A Common Stock issuable upon conversion of 394,458 shares of Class B Common Stock.

(21)	Consists of (a) 494,133 shares of Class A Common Stock owned by D/V Cain Family, L.P.; (b) 9,488,008 shares of Class A Common Stock issuable upon conversion of 718,789 shares of Class C Common Stock owned by D/V Cain Family, L.P.; and (c) 37,500 shares of Class A Common Stock issuable to Dennis Cain upon the exercise of options to purchase Class A Common Stock. D/V Cain Family, L.P. holds the shares formerly held in the names of Dennis M. Cain and his spouse, Valerie Cain. Mr. Cain may be deemed to beneficially own the shares owned by D/V Cain Family, L.P. as he is the manager of the general partner of the partnership. The address of D/V Cain Family, L.P. is 714 FM 1960 W, Suite 206, Houston, Texas 77090.

(22)	Consists of (a) 494,133 shares of Class A Common Stock owned by D/V Cain Family, L.P.; (b) 9,488,008 shares of Class A Common Stock issuable upon conversion of 718,789 shares of Class C Common Stock owned by D/V Cain Family, L.P.; and (c) 37,500 shares of Class A Common Stock issuable to Dennis Cain upon the exercise of options to purchase Class A Common Stock. D/V Cain Family, L.P. holds the shares formerly held in the names of Dennis M. Cain and his spouse, Valerie Cain. Mr. Cain may be deemed to beneficially own the shares owned by D/V Cain Family, L.P. as he is the manager of the general partner of the partnership. The address of Mr. Cain is 714 FM 1960 W, Suite 206, Houston, Texas 77090.

(23)	Consists of (a) 395,437 shares of Class A Common Stock owned by Mr. Smith; (b) 7,666,296 shares of Class A Common Stock issuable upon conversion of 580,780 shares of Class C Common Stock owned by Mr. Smith;

and (c) 37,500 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. Mr. Smith’s address is 10700 Richmond Avenue, Suite 300, Houston, Texas 77024.

(24)	Consists of 50,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock. Mr. Murdock is our Chief Financial Officer and Corporate Secretary. The address for Mr. Murdock is 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076.

(25)	Consists of (a) 8,000 shares of Class A Common Stock owned by Mr. LeBlanc; (b) 328,462 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock owned by Mr. LeBlanc; and (c) 125,000 shares of Class A Common Stock issuable pursuant to restricted stock units owned by Mr. LeBlanc. Mr. LeBlanc is a former director and our former President. The address for Mr. LeBlanc is 1516 River Oaks Road West, Harahan, Louisiana 70123.

(26)	The shares include (a) an aggregate of 913,303 shares of Class A Common Stock; (b) an aggregate of 17,154,304 shares of Class A Common Stock issuable upon conversion of 1,299,569 shares of Class C Common Stock; (c) an aggregate of 247,000 shares of Class A Common Stock issuable upon the exercise of options to purchase Class A Common Stock; (d) an aggregate of 328,462 shares of Class A Common Stock issuable upon exercise of warrants to purchase Class A Common Stock; and (e) 125,000 shares of Class A Common Stock issuable pursuant to restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following parties have a direct or indirect material interest in transactions with us since the beginning of the most recently completed fiscal year and such transactions are described below:

Paul H. Cascio and Michael J. Finn, each of whom is one of our directors, are general partners of the general partner of Brantley III and Brantley IV and limited partners of those funds. Messrs. Cascio and Finn are de-minimis shareholders of Brantley Capital. The advisor to Brantley III is Brantley Venture Management III, L.P. and the advisor to Brantley IV is Brantley Management IV, L.P.

Brantley IV, Brantley Capital and other investors own shares of Class B Common Stock and Brantley III and Brantley Capital own shares of Class A Common Stock. By virtue of their affiliations with Brantley III and Brantley IV, Messrs. Cascio and Finn may be deemed to have a pecuniary interest in the shares of Class B Common Stock held by Brantley IV and the shares of Class A Common Stock held by Brantley III. (See “Voting Securities and Principal Holders Thereof”).

During 2004 and prior years, each of us and IPS issued promissory notes to an affiliate of Brantley IV, as part of a bridge financing, the aggregate amount of such debt, including interest, was $6,037,111 as of December 15, 2004. Such bridge loans were paid by us with a portion of the cash invested by Brantley IV in purchase of the Class B Common Stock. At the time the bridge loans were made, Mr. Cascio, Mr. Finn and Brantley IV were unrelated third parties with respect to us, and the loans were made after arms’ length negotiations on terms we believed were as favorable as could be obtained from other unrelated third parties.

Brantley Capital and Brantley III each held debt of IPS and are party to the Amended and Restated Debt Exchange Agreement dated February 9, 2004, as amended on July 16, 2004 (the “Debt Exchange Agreement”). Pursuant to the Debt Exchange Agreement, Brantley Capital and Brantley III received Class A Common Stock with a fair market value equal to the amount owing to it under its loan to IPS in exchange for contribution of such debt to us. Pursuant to the Debt Exchange Agreement, Brantley Capital also received Class A Common Stock with a fair market value equal to the amount of certain accrued dividends owed to it by IPS in exchange for the contribution of such indebtedness. The aggregate amount of debt exchanged by the parties to the Debt Exchange Agreement was $4,375,229, which included accrued interest as of December 15, 2004, and $593,100 of debt in respect of accrued dividends.

Brantley Capital and Brantley III previously owned an aggregate of 1,653,000 shares of the Series A-2 convertible preferred stock of IPS with a liquidation preference of approximately $6,705,037, and received 2,312,081 shares of Class A Common Stock in our acquisition of IPS. Such shares were intended to approximate the value of such liquidation preference, but were subject to reduction to the extent necessary to achieve the guaranteed allocation to holders of certain classes of IPS common stock.

Following certain assignments of rights and additional investments pursuant to the Supplemental Stock Subscription Agreement, dated as of December 15, 2004, by and among SurgiCare, Brantley IV and certain other investors (the “Supplemental Stock Subscription Agreement”) and the Second Amendment and Supplement to Stock Subscription Agreement (the “Second Amendment and Supplement to Stock Subscription Agreement”), dated as of December 15, 2004, by and among SurgiCare, Brantley IV, Brantley Capital and certain other investors, the shares of our Class B Common Stock received by Brantley IV and its co-investors constituted approximately 69.6% of our outstanding equity immediately after the consummation of the restructuring on an as-converted basis. Brantley IV also received the option to purchase additional shares of Class A Common Stock for cash in an amount up to an aggregate of $3,000,000 from time to time after the consummation of the restructuring, subject to the approval of a majority of the unaffiliated members of our board of directors, at a price equal to the lesser of $1.25 per share or 70% of the daily average of the high and low trading prices of the Class A Common Stock for the twenty trading days preceding the date of the closing of such investment. Each of Brantley IV and Brantley Capital used its own cash for the acquisition of the Class B Common Stock.

Pursuant to a registration rights agreement, dated as of December 15, 2004, by and among us, Brantley IV and certain other investors, Brantley IV, the other investors and/or their permitted transferees were granted the right to request that we effect the registration of shares of Class A Common Stock currently issued, or issued in the future, to Brantley IV, the other investors and/or their permitted transferees (including shares of Class A Common Stock into which shares of Class B Common Stock or our other securities are convertible, collectively, “Registerable Securities”) having an anticipated net aggregate offering price of at least $5,000,000. At any time we otherwise proposes to register any of its equity securities, Brantley IV and the other investors and/or their permitted transferees may request the registration of Registerable Securities. Brantley IV and the other investors have registration rights for all of the shares of Class A Common Stock issuable upon conversion of its shares of Class B Common Stock. As of December 15, 2004, this was approximately 16,033,984 shares of Class A Common Stock but, assuming everything else remains the same, the number of shares of Class A Common Stock as to which Brantley IV and the other investors have registration rights will continually increase, since the conversion factor for the Class B Common Stock is designed to yield additional shares of Class A Common Stock over time pursuant to the terms thereof. The third-party beneficiaries will have registration rights for one year with respect to an aggregate of up to approximately 6,122,172 shares of Class A Common Stock.

We entered into the Stockholders Agreement with Brantley III, Brantley IV and Brantley Capital, pursuant to which each of Brantley III, Brantley IV and Brantley Capital (i) is entitled to nominate one person to become a member of our board of directors and (ii) has agreed to cast all votes necessary to elect as members of our board of directors the three people who have been nominated by Brantley III, Brantley IV and Brantley Capital. In accordance with the Stockholders Agreement, Paul Cascio, Michael Finn and David Crane were nominated to be elected as directors at the last annual meeting.

As part of the restructuring, we entered into employment agreements with Terrence L. Bauer, our director, President and Chief Executive Officer and a stockholder, Stephen H. Murdock, our Chief Financial Officer and Corporate Secretary, Dennis M. Cain, the Chief Executive Officer of MBS and a stockholder of ours and Tommy M. Smith, the President and Chief Operating Officer of MBS and a stockholder of ours.

In connection with the DCPS/MBS Merger in December 2004, holders of MBS common stock, DCPS limited partnership interests and Dennis Cain Management, LLC (“DCM”) limited liability company interests received an aggregate of cash, our promissory notes and shares of our Class C Common Stock. The purchase price was subject to retroactive increase (including issuance of up to 450,000 additional shares of Class A Common Stock) or decrease based on the financial results of us and our predecessors in 2004 and 2005. Pursuant to the merger agreement governing the DCPS/MBS Merger (the “DCPS/MBS Merger Agreement”), the adjustment was based on whether DCPS and MBS, on a combined basis, met an earnings before income taxes, depreciation and amortization (“EBITDA”) target of $2 million for the fiscal years ended December 31, 2004 and 2005. We accrued a liability in the amount of $840,286 as of December 31, 2005 based on this provision of the DCPS/MBS Merger Agreement and adjusted the purchase price accordingly. On April 19, 2006, we executed subordinated promissory notes for an aggregate of $714,336. The notes bear interest at the rate of 8% per annum, payable monthly beginning on April 30, 2006, and will mature on December 15, 2007. Additional, as a result of this purchase price adjustment, we issued 285,726 shares of Class A Common Stock to the former equity holders of MBS, DCPS and DCM on May 9, 2006. In addition, 75,758 shares of our Class A Common Stock were reserved for issuance at the direction of the sellers of the

DCPS and MBS equity, which includes Messrs. Cain and Smith. On July 14, 2006, we issued 75,000 shares of our Class A Common Stock to certain employees and affiliates of MBS and DCPS. Each share of Class C Common Stock was convertible into one share of Class A Common Stock at October 20, 2006 or 13.2 shares of Class A Common Stock assuming simultaneous conversion of the shares of Class B Common Stock.

In connection with the restructuring, we entered into the Loan and Security Agreement dated as of December 15, 2004, by and among us, certain of our affiliates and subsidiaries and CIT Healthcare, LLC (formerly known as Healthcare Business Credit Corporation) (“CIT”) (the “Loan and Security Agreement”) and revolving credit note with CIT. Pursuant to the Guaranty Agreement (the “Brantley IV Guaranty”), dated as of December 15, 2004, provided by Brantley IV to CIT, Brantley IV agreed to provide a deficiency guaranty in the amount of $3,272,727. Pursuant to the Guaranty Agreement (the “Brantley Capital Guaranty”; and together with the Brantley IV Guaranty, collectively, the “Guaranties”), dated as of December 15, 2004, provided by Brantley Capital to CIT, Brantley Capital agreed to provide a deficiency guaranty in the amount of $727,273. We issued warrants to purchase an aggregate of 25,000 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley IV and Brantley Capital in consideration for deficiency Guaranties in the aggregate amount of $4,000,000 by Brantley IV and Brantley Capital in connection with the new credit facility. It is our intent to payoff the Loan and Security Agreement with CIT from proceeds of the credit facility with Wells Fargo Foothill, Inc.

On March 16, 2005, Brantley IV loaned us an aggregate of $1,025,000 (the “First Loan”). On June 1, 2005, we executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the “First Note”) payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to our outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First Note is due in a lump sum on April 19, 2006 (the “First Note Maturity Date”); (iv) the interest on the First Note accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to us, may declare the principal of the First Note to be due and immediately payable; and (vi) on or after the First Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of our Class A Common Stock at a price per share equal to $1.042825 (the “First Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. As of October 20, 2006, if Brantley IV were to convert the First Note, we would have to issue 1,126,166 shares of Class A Common Stock. On May 9, 2006, we and Brantley IV executed an amendment to the First Note (the “First and Second Note Amendment”) extending the First Note Maturity Date to August 15, 2006. On August 8, 2006, we and Brantley IV executed another amendment to the First Note (the “First and Second Note Second Amendment”) extending the First Note Maturity Date to October 15, 2006 and as of October 15, 2006, we and Brantley IV executed a third amendment to the First Note (the “First and Second Note Third Amendment”) further extending the First Note Maturity Date to November 30, 2006. The First Note will be converted to shares of Class A Common Stock prior to consummation of the private placement as a condition to closing.

On April 19, 2005, Brantley IV loaned us an additional $225,000 (the “Second Loan”). On June 1, 2005, we executed a convertible subordinated promissory note in the principal amount of $225,000 (the “Second Note”) payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to our outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due in a lump sum on April 19, 2006 (the “Second Note Maturity Date”); (iv) the interest on the Second Note accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to us, may declare the principal of the Second Note to be due and immediately payable; and (vi) on or after the Second Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of our Class A Common Stock at a price per share equal to $1.042825 (the “Second Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. As of October 20, 2006, if Brantley IV were to convert the Second Note, we would have to issue 245,373 shares of Class A Common Stock. On May 9, 2006, we and Brantley IV executed the First and Second Note Amendment extending the Second Note Maturity Date to August 15, 2006. On August 8, 2006, we and Brantley IV executed another amendment to the First and Second Note Second Amendment extending the Second Note Maturity Date to October 15, 2006 and as of October 15, 2006, we and Brantley IV executed the First and Second Note Third Amendment further extending the Second Note Maturity date to November 30, 2006. The Second Note will be converted to shares of Class A Common Stock prior to consummation of the private placement as a condition to closing.

Additionally, in connection with the First Loan and the Second Loan, we entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”), dated March 22, 2005, with certain of our affiliates and subsidiaries, and CIT, whereby its $4,000,000 secured two-year revolving credit facility has been reduced by the amount of the loans from Brantley IV to $2,750,000. As a result of the First Amendment, the Brantley IV Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley IV by the amount of the First Loan to $2,247,727. Also as a result of the First Amendment, the Brantley Capital Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley Capital by the amount of the Second Loan to $502,273.

On June 17, 2005, we granted stock options to certain of our employees, officers, directors and former directors under our 2004 Incentive Plan, including Terrence L. Bauer, our director, President and Chief Executive Officer and a stockholder of ours, Stephen H. Murdock, our Chief Financial Officer and Corporate Secretary, Dennis M. Cain, the Chief Executive Officer of MBS and a stockholder of ours and Tommy M. Smith, the President and Chief Operating Officer of MBS and a stockholder of ours. As part of the aforementioned stock option grants, we granted stock options to Joseph M. Valley, Jr., our current director and a former director of IPS, Michael J. Finn, our current director and former director of IPS, David Crane, our current director, Gerald M. McIntosh, our former director, and Robert P. Pinkas, a former director of IPS. The options granted to Mr. McIntosh were cancelled in connection with Mr. McIntosh’s resignation from the board of directors on November 3, 2005.

On August 31, 2005, we granted restricted stock units to Messrs. Bauer and Murdock, as well as Keith G. LeBlanc, our former President.

On May 12, 2006, we granted stock options to certain of our employees and directors under our 2004 Incentive Plan, including Joseph M. Valley, Jr. and David Crane, two of our current directors.

Our Corporate Code of Business Conduct and Ethics addresses any conflicts of interests on the part of any employees that might cast doubt on an employee’s ability to act objectively when representing us. In addition to setting guidelines, the Corporate Code of Business Conduct and Ethics provides that each potential conflict of interest will be reviewed and the final decision as to the existence of a conflict made by our chief executive officer. Further, the Audit Committee, in accordance with the AMEX corporate governance rules, reviews all related party transactions involving our directors or executive officers.

MISCELLANEOUS

The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

The board of directors provides that a stockholder may send written communications to the board of directors or any of the individual directors by addressing such written communication to the Corporate Secretary, Orion HealthCorp, Inc., 1805 Old Alabama Road, Suite 350, Roswell, Georgia, 30076. All communications will be compiled by the Corporate Secretary and submitted to the board of directors or the individual directors on a periodic basis.

INDEPENDENT PUBLIC ACCOUNTANTS

Our annual financial statements included in this Proxy Statement have been audited by UHY Mann Frankfort Stein and Lipp, CPAs, LLP (“UMFSL”), independent certified public accountants, to the extent and for the periods set forth in their report included herewith and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and auditing We expect representatives of UMFSL, our independent certified public accountants, to be present at the Special Meeting. Our accountants will have an opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

The board of directors is not aware of any business to come before the Special Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

In order to be eligible for inclusion in our proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received at our executive offices at 1805 Old Alabama Road, Suite 350, Roswell, Georgia, 30076, no later than December 13, 2006.

In the event we receive notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in our proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by us to our stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at our executive offices by January 27, 2007.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Securities Act.

You may read and copy reports, proxy statements and other information filed by us with the SEC at the SEC public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, Station Place, 100 F St. NE, Washington, D.C. 20549.

We file our reports, proxy statements and other information electronically with the SEC. You may access information on us at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.

Information and statements contained in this Proxy Statement or any annex to this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

The information contained in Annexes F through K is a part of this Proxy Statement.

All information contained in this Proxy Statement relating to us has been supplied by us, and all such information relating to Rand or the On Line businesses has been supplied by them, respectively.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals herein, you should contact:

ORION HEALTHCORP, INC.
1805 Old Alabama Road, Suite 350
Roswell, Georgia 30076
(678) 832-1800
Attention: Corporate Secretary

BY ORDER OF THE BOARD OF DIRECTORS

Stephen H. Murdock
Corporate Secretary

Roswell, Georgia
November 9, 2006

Annex A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”), dated as of the 8th day of September, 2006, is made and entered into on the terms and conditions hereinafter set forth, by and among ORION HEALTHCORP, INC., a Delaware corporation (the “Company”), PHOENIX LIFE INSURANCE COMPANY, a New York corporation (“Phoenix”) and BRANTLEY PARTNERS IV, L.P., a Delaware limited partnership (“Brantley” and together with Phoenix, “Investors”).

RECITALS:

1. The Company is a healthcare services organization that provides outsourced business services to physicians.

2. The Company intends to raise capital in the amount of $8,000,000 by issuing $4,650,000 of a new series of its common stock (the “Equity Investment”) and $3,350,000 in subordinated debt (the “Note Purchase”).

3. Investors desire to acquire an aggregate of $4,650,000 of a new series of Class D Common Stock of the Company, par value $0.001 per share (the “Class D Common Stock”) on the terms and conditions hereinafter set forth, and for the purpose hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, in consideration of the agreement of Investors to make the Equity Investment, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

1.1  Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Acquisition Targets” shall mean Rand Medical Billing, Inc., On Line Alternatives, Inc. and On Line Payroll Services, Inc.

“Agreement” has the meaning set forth in the Preamble.

“Brantley” has the meaning set forth in the Preamble.

“Brantley Capital Shares” means 1,722,983 shares of Class B Common Stock issued in the name of Brantley Capital Corporation.

“Brantley Notes” means (i) that certain Convertible Subordinated Promissory Note dated June 1, 2005 in the original principal amount of $225,000, as amended on May 9, 2006 and August 8, 2006, and (ii) that certain Convertible Subordinated Promissory Note dated June 1, 2005 in the original principal amount of $1,025,000, as amended on May 9, 2006 and August 8, 2006.

“Business Day” means any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close.

“Capital Stock” means any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of a Person, including any and all warrants, rights or options to purchase any of the foregoing.

“Closing” has the meaning set forth in Section 4.1.

“Closing Date” has the meaning set forth in Section 4.1.

“Class A Common Stock” means the Class A Common Stock, par value $0.001, of the Company.

“Class B Common Stock” means the Class B Common Stock, par value $0.001, of the Company.

“Class C Common Stock” means the Class C Common Stock, par value $0.001, of the Company.

“Class D Common Stock” has the meaning set forth in the Recitals.

“Class D Shares” has the meaning set forth in Section 2.1.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

“Company Board Recommendation” has the meaning set forth in Section 3.1(cc).

“Company SEC Documents” has the meaning set forth in Section 3.1(g).

“Equity Investment” has the meaning set forth in the Recitals.

“Equity Investment Documents” means the documents and agreements entered into in connection with the Equity Investment.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Financial Statements” has the meaning set forth in Section 3.1(g).

“Fiscal Year” means the Company’s Fiscal Year, which is the period of twelve consecutive calendar months ending on December 31.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.

“Governmental Authority” means any federal, state, municipal, national, foreign or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

“Indemnified Party” has the meaning set forth in Section 5.1(a).

“Investors” has the meaning set forth in the Preamble.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

“Losses” has the meaning set forth in Section 5.1(a).

“Material Adverse Change” or “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, liabilities (actual or contingent), operations or financial condition of a Person and its Subsidiaries, taken as a whole; (b) a material adverse change in, or a material adverse effect upon, the ability of a Person and its Subsidiaries, taken as a whole, to perform the material obligations under any Equity Investment Document; or (c) a material adverse change in, or a material adverse effect upon the legality, validity, binding effect or enforceability against such Person of any Equity Investment Document to which it is a party.

“Note Purchase” has the meaning set forth in the Recitals.

“Note Purchase Documents” means the documents and agreements entered into in connection with the Note Purchase.

“Outstanding Class A Common Stock” means, as of the close of business on the Business Day that immediately precedes the Closing Date, the sum of (i) the then-outstanding shares of Class A Common Stock, (i) the number of shares of Class A Common Stock into which the then-outstanding shares of Class B Common

Stock are convertible (excluding the Brantley Capital Shares), (iii) the number of shares of Class A Common Stock into which the then-outstanding shares of Class C Common Stock are convertible, (iv) the number of shares of Class A Common Stock into which the Class D Shares would be convertible, assuming that such shares were issued as of such date, (v) the number of shares of Class A Common Stock into which the Brantley Notes are convertible, (vi) the number of shares of Class A Common Stock issuable upon exercise of the warrants and options of the Company specified on Schedule 1.1, solely to the extent that the exercise price of such warrants or options are equal to or less than the closing price of the Class A Common Stock as listed on the American Stock Exchange as of such date and (vii) the total number of shares of Class A Common Stock that have been granted as restricted stock units of the Company as specified on Schedule 1.1.

“Person” means any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

“Phoenix” has the meaning set forth in the Preamble.

“Properly Contested” means, in the case of any taxes that are not paid as and when due or payable by reason of the Company’s bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such taxes are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) the Company has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such taxes will not have a Material Adverse Effect on the Company; (iv) if the taxes result from, or are determined by the entry, rendition or issuance against the Company or any of its assets of a judgment, writ, order or decree, execution on such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to the Company, the Company forthwith pays such taxes and all penalties, interest and other amounts due in connection therewith.

“Proxy Statement” has the meaning set forth in Section 2.4(a).

“Registration Rights Agreement” has the meaning set forth in Section 2.3.

“Required Company Stockholder Approval” has the meaning set forth in Section 3.1(bb).

“Second Amended and Restated Certificate” has the meaning set forth in Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Significant Contracts” has the meaning set forth in Section 3.1(s).

“Special Committee” has the meaning set forth in Section 3.1(bb).

“Subsidiary” means any corporation or other entity of which more than fifty percent (50%) of the issued and outstanding Capital Stock entitled to vote for the election of directors or persons performing similar functions (other than by reason of default in the payment of dividends or other distributions) is at the time owned directly or indirectly by a Person and/or any Subsidiary of such Person.

1.2  Terms Generally.  The definitions in Section 1.1 apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules are deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document means such document as amended, restated, supplemented or otherwise modified from time to time.

ARTICLE 2

PURCHASE AND SALE; STOCKHOLDER APPROVAL

2.1  Sale and Issuance of the Class D Shares.  Subject to the terms and conditions contained herein, on the Closing Date:

(a) Phoenix will pay to the Company Three Million Dollars ($3,000,000) and the Company will issue and sell to Phoenix that number of shares of Class D Common Stock representing twelve and one half percent (12.5%) of the Outstanding Class A Common Stock; and

(b) Brantley will pay to the Company One Million Six Hundred Fifty Thousand Dollars ($1,650,000) and the Company will issue and sell to Brantley that number of shares of Class D Common Stock representing six and eight hundred seventy five one-thousandths percent (6.875%) of the Outstanding Class A Common Stock.

The shares of Class D Common Stock being issued and sold to Phoenix and Brantley are collectively referred to in this Agreement as the “Class D Shares”. The voting powers, preferences and other rights of the Class D Common Stock, and the qualifications, limitations or restrictions thereof, are set forth in the proposed Second Amended and Restated Certificate of Incorporation of the Company (the “Second Amended and Restated Certificate”), a draft copy of which is attached as Exhibit A to this Agreement.

2.2  Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized shares of Class A Common Stock, solely for the purpose of the issuance and delivery of the shares of Class A Common Stock issuable upon conversion of the Class D Shares, the maximum number of shares of Class A Common Stock that may be issuable or deliverable thereupon.

2.3  Registration Rights.  On the Closing Date, the Company shall grant to Investor the right to have the Class A Common Stock issuable upon conversion of the Class D Shares registered under the Securities Act, pursuant to the terms of a Registration Rights Agreement, substantially in the form of Exhibit B attached hereto (the “Registration Rights Agreement”).

2.4  Stockholder Approval.

(a) To the extent that stockholder approval of the issuance of the Class D Shares and/or the issuance of the warrants as part of the Note Purchase is required by the rules of the American Stock Exchange, as promptly as practicable after the execution of this Agreement, the Company will prepare and file with the Commission a proxy statement setting forth the time and place for holding of a special meeting of the stockholders of the Company for the purpose of obtaining the Required Company Stockholder Approval (the “Proxy Statement”). The Company will respond promptly to any comments of the Commission and will use all reasonable efforts to cause the Proxy Statement to be mailed to the Company’s stockholders at the earliest practicable time.

(b) The Company Board Recommendation shall be included in the Proxy Statement, except that the Board of Directors of the Company may withdraw or modify in a manner adverse to Investors such recommendation only if the Special Committee determines, in good faith, after consultation with outside legal counsel, that such action is required in order for the directors of the Company to comply with their fiduciary duties to the stockholders of the Company.

2.5  Termination of Purchase Right.  Upon Closing and sale and issuance of the Class D Shares, the right of Brantley to purchase shares of Class A Common Stock for cash in an amount up to an aggregate of $3,000,000, as set forth in more detail in Section 2.4 of that certain Amended and Restated Stock Subscription Agreement, dated February 9, 2004, between the Company and Brantley, as amended, shall terminate.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1  The Company’s Representations.  In order to induce Investors to enter into this Agreement, the Company hereby represents and warrants to Investors that as of the date hereof and as of the Closing Date:

(a) Legal Status.  The Company is a corporation duly formed and validly existing under the laws of the State of Delaware. The Company has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the Registration Rights Agreement. The Company is duly qualified to do business and in good standing in each state in which a failure to be so qualified would reasonably be expected to have a Material Adverse Effect on the Company.

(b) Authorization.  The Company has the requisite corporate power and authority to conduct its business and affairs as currently conducted. Except for obtaining the Required Company Stockholder Approval, the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, without the consent or approval of any other person, firm, governmental agency or other legal entity. Except for obtaining the Required Company Stockholder Approval and any notices of sale required to be filed with the Commission under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable federal or state securities laws, which will be timely filed within the applicable periods therefor, the execution and delivery of this Agreement, the issuance, sale and delivery of the Class D Shares, the execution and delivery of the Registration Rights Agreement, and the performance by the Company of its obligations thereunder are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken, and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and the Registration Rights Agreement are duly authorized to act on behalf of the Company.

(c) Validity and Binding Effect.  This Agreement and the Registration Rights Agreement are the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(d) Capitalization.  Attached hereto as Schedule 3.1(d) is a table showing the authorized and issued Capital Stock of the Company, as of the date hereof, on a fully diluted basis. As of the date hereof, the Company does not have outstanding any interests or securities convertible or exchangeable for any of its Capital Stock or containing any profit participation features, and does not have outstanding any rights or options to subscribe for or to purchase its Capital Stock or any stock appreciation rights or phantom stock plans, except as set forth on Schedule 3.1(d). Schedule 3.1(d) accurately sets forth the following with respect to all outstanding options and rights to acquire any of the Company’s Capital Stock: (i) the total number of shares (or equivalent) issuable upon exercise of all outstanding options; (ii) the range of exercise prices for all such outstanding options; (iii) the number of shares (or equivalent) issuable, the exercise price and the expiration date for each such outstanding option; and (iv) with respect to all outstanding options, warrants and rights to acquire the Company’s Capital Stock, the number of shares (or equivalent) covered, the exercise price and the expiration date. The Company is not subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any of its Capital Stock or any warrants, options or other rights to acquire its Capital Stock, except as set forth on Schedule 3.1(d). The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Capital Stock, and the offer, sale and issuance of the Class D Shares hereunder do not require registration under the Securities Act of 1933, as amended, or any applicable state securities laws.

(e) No Conflicts.  Except as set forth on Schedule 3.1(e) hereto, consummation of the transactions contemplated hereby and the issuance of the Class D Shares do not conflict with, and will not result in any breach of, or constitute a default or trigger a Lien under, (i) the certificate of incorporation or bylaws of the Company, (ii) any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, license, franchise or any other material instrument or agreement to which the Company or any of its

Subsidiaries is a party or by which the Company, any of its Subsidiaries or their respective properties may be bound or affected or to which the Company or any of its Subsidiaries has not obtained an effective waiver, except where such event would not reasonably be expected to have a Material Adverse Effect on the Company or (iii) any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company.

(f) Litigation.  Except as set forth on Schedule 3.1(f) hereto, there are no actions, suits, investigations, criminal prosecutions, civil investigative demands, impositions of civil fines or penalties, arbitrations, administrative hearings or other proceedings pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s property, any of its Subsidiaries or any property of any of such Subsidiaries, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect on the Company, or involving the validity or enforceability of any of the Equity Investment Documents at law or in equity, or before any Governmental Authority. Neither the Company nor any Subsidiary is subject to any order, writ, injunction, decree or demand of any court or any Governmental Authority.

(g) SEC Filings.  The Company has furnished or made available to Investor true and complete copies of all reports or registration statements it has filed with the Commission under the Securities Act and the Exchange Act for all periods subsequent to December 14, 2004, all in the form so filed (collectively, the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, as of its respective filing date, no Company SEC Document filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the Commission. No Company SEC Document filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such Company SEC Documents became effective under the Securities Act. The Company’s financial statements, including the notes thereto, included in the Company SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods specified (subject, in the case of unaudited statements, to normal audit adjustments and footnote disclosures). Since the date of the most recent Company SEC Document, the Company has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

(h) Other Agreements; No Defaults.  Except as set forth in the Company SEC Documents or on Schedule 3.1(h), neither the Company nor any of its Subsidiaries is a party to any indenture, loan or credit agreement, lease or other agreement or instrument, or subject to any charter or corporate restriction, that, if a default occurs thereunder, such default would reasonably be expected to result in a Material Adverse Change to the Company. Except as set forth in the Company SEC Documents or on Schedule 3.1(h), neither the Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party, including but not limited to this Agreement, which would reasonably be expected to result in a Material Adverse Change to the Company, and no other default or event has occurred and is continuing that with notice or the passage of time or both would constitute a default or event of default under any of the same.

(i) Compliance With Law.  The Company and each of its Subsidiaries have obtained all licenses, permits, approvals and authorizations necessary or required in order to conduct their respective business and affairs as heretofore conducted (other than where the failure to so obtain would not reasonably be expected to have a Material Adverse Effect on the Company) and has ensured that all required licenses are in full force and effect on the Closing Date and have not been revoked, suspended or otherwise limited. The Company and each of its Subsidiaries is in compliance with all laws, regulations, decrees and orders applicable to it (including but not limited to laws, regulations, decrees and orders relating to environmental, occupational, and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition), except to the extent that any noncompliance, in the aggregate, cannot reasonably be expected to have a Material Adverse Effect on the Company.

(j) Statements Not False or Misleading.  No representation or warranty given as of the date hereof by the Company contained in this Agreement or any schedule attached hereto or any statement in any document, certificate or other instrument furnished or to be furnished by the Company to Investor pursuant hereto, taken as a whole, contains or will (as of the time so furnished) contain any untrue statement of a material fact, or omits or will (as of the time so furnished) omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

(k) Valid Issuance of Class D Shares.  The Class D Shares that are being purchased and acquired by Investors hereunder, when issued, sold and delivered by the Company in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws, including containing the restrictive legend set forth in Section 3.2(i) hereof.

(l) Fees/Commissions.  Except for fees and expenses that may be owed to Stephens, Inc., the Company has not agreed to pay any finder’s fee, commission, origination fee or other fee or charge to any person or entity with respect to the Note Purchase or other transactions contemplated hereunder.

(m) Limited Offering of Shares.  Assuming the accuracy of the representations and warranties of Investors contained in Section 3.2 hereof, the offer and sale of the Class D Shares is not required to be registered pursuant to the provisions of Section 6 of the Securities Act or the registration or qualification provisions of the blue sky laws of any state. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Class D Shares or any other similar securities to any Person so as to bring the sale of the Class D Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

(n) Subsidiaries.  Schedule 3.1(n) hereto is a complete list of each corporation, partnership, joint venture, limited liability company, or other business organization in which the Company or any Subsidiary of the Company owns, directly or indirectly, any Capital Stock or other equity interest, or with respect to which the Company or any Subsidiary of the Company, alone or in combination with others, is in a control position, which list shows the jurisdiction of incorporation or other organization and the percentage of stock or other equity interest of each Subsidiary owned by the Company or such Subsidiary. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign corporation (or other entity) and is in good standing (or equivalent) in the jurisdictions listed on Schedule 3.1(n), which are the only jurisdictions where the properties owned or leased or the business transacted by it makes such licensing or qualification to do business as a foreign corporation (or other entity) necessary, and no other jurisdiction has demanded, requested or otherwise indicated that (or inquired whether) it is required so to qualify. The outstanding Capital Stock of each Subsidiary of the Company is validly issued, fully paid and nonassessable. Except as set forth on Schedule 3.1(n), the Company and the Subsidiaries have good and valid title to the equity interests in the Subsidiaries shown as owned by each of them on Schedule 3.1(n), free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind. Except where otherwise indicated herein or unless the context otherwise requires, any reference to the Company herein shall include the Company and all of its Subsidiaries.

(o) Trademarks, Patents, Etc.  Schedule 3.1(o) is an accurate and complete list of all patents, trademarks, trade names, trademark registrations, service names, service marks, copyrights, licenses, formulae and applications therefor owned by the Company or any of its Subsidiaries or used or required by the Company or any of its Subsidiaries in the operation of its business, title to each of which is, except as set forth on Schedule 3.1(o) hereto, held by the Company or a Subsidiary of the Company free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth on Schedule 3.1(o), the Company and its Subsidiaries own or possess adequate (and will use their best efforts to obtain as expediently as possible any additional) licenses or other rights to use all patents, trademarks, trade names, service marks, trade secrets or other intangible property rights and know how necessary to entitle the Company or such Subsidiary to conduct its business as presently being conducted. There is no pending infringement action, lawsuit, claim or complaint which asserts that the Company’s or any such Subsidiary’s operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks or copyrights of others with respect to any apparatus or method of the Company, any of its Subsidiaries or any adversely held trademarks, trade names, trademark registrations, service names, service marks or copyrights, and neither the Company nor any of its Subsidiaries is in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth on Schedule 3.1(o), the Company and each of its Subsidiaries have taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. As used herein, “proprietary information” includes without limitation, (i) any computer programming language, software, hardware, firmware or related documentation, inventions, technical and nontechnical data related thereto and (ii) other documentation, inventions and data related to patterns, plans, methods, techniques, drawings, finances, customer lists, suppliers, products, special pricing and cost information, designs, processes, procedures, formulas, research data owned or used by the Company or any of its Subsidiaries or marketing studies conducted by the Company or any of its Subsidiaries, all of which the Company considers to be commercially important and competitively sensitive and which generally has not been disclosed to third parties.

(p) Debt.  Schedule 3.1(p) is a complete and correct list of all credit agreements, indentures, purchase agreements, promissory notes and other evidences of indebtedness, guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Company, any of its Subsidiaries or any of their respective properties is in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated on Schedule 3.1(p).

(q) Taxes.  The Company and each of its Subsidiaries has filed or caused to be filed all tax returns that are required to be filed (except for returns that have been appropriately extended by it), and has paid, or will pay when due, all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on it by any Governmental Authority, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being Properly Contested).

(r) Certain Transactions.  Except as set forth on Schedule 3.1(r) hereto, no officer, director or, to the knowledge of the Company, any member of their immediate families, nor any Subsidiary or affiliate of the Company is, directly or indirectly, interested in any material contract or agreement with the Company or any Subsidiary. Except as set forth on Schedule 3.1(r) hereto, the Company is not indebted, directly or indirectly, to any of its equityholders, officers or directors or, to the knowledge of the Company, their respective spouses or children, in any amount whatsoever, and none of said equityholders, officers or directors or, to the knowledge of the Company, any members of their immediate families, are indebted to any of the Company or any of its Subsidiaries or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries has a business relationship. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm, corporation or other legal entity.

(s) Significant Contracts.  Schedule 3.1(s) is a complete and correct list of all contracts, agreements and other documents pursuant to which the Company or any of its Subsidiaries receives revenues in excess of $500,000 per Fiscal Year or has committed to make expenditures in excess of $500,000 per Fiscal Year (collectively, the “Significant Contracts”). Each such Significant Contract is in full force and effect as of the date hereof and the Company does not know of any reason why any such Significant Contract would not remain in full force and effect pursuant to the terms thereof.

(t) Environmental.  Except as set forth on Schedule 3.1(t) or the reports listed therein, the Company and each of its Subsidiaries has duly complied with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in material compliance with, the provisions of all applicable federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. Except as set forth on Schedule 3.1(t) or the reports listed therein, neither the Company nor any Subsidiary has received written notice of, or knows of, any violations by the Company or any of its Subsidiaries of any federal, state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities.

(u) ERISA.  Neither the Company nor any Subsidiary of the Company has any pension plan that is sponsored, maintained or contributed to by the Company and that is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1001-1461, as amended from time to time. The Company and each of its Subsidiaries have operated and administered each of its welfare and pension plans in compliance with all requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time, except for such instances of noncompliance as have not resulted in and could not reasonably be expected to have a Material Adverse Effect on the Company.

(v) Title to Properties.  The Company and each of its Subsidiaries have good and marketable title to, or valid leasehold interests in, all its real properties and good title to its other assets, free and clear of all liens other than those liens set forth on Schedule 3.1(v).

(w) Registration Rights.  Except as set forth on Schedule 3.1(w) hereto, except as described in the Registration Rights Agreement, the Company is not under any obligation to register under the Securities Act, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

(x) Employees.  Neither the Company nor any of its Subsidiaries has had any current strikes, work stoppages or similar disputes which have resulted in or which the Company reasonably believes would be expected to have a Material Adverse Effect on the Company.

(y) Location of Properties, Places of Business.  The only jurisdictions in which the Company or any of its Subsidiaries maintains any tangible personal property or carries on business are as listed on Schedule 3.1(y) hereto. All billings for the supply of goods and services by the Company and its Subsidiaries are made from, and require payment to be made to, the chief executive office of the Company. Except as set forth on Schedule 3.1(y), neither the Company nor any of its Subsidiaries has, during the five years preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, or acquired all or substantially all of the assets, Capital Stock or operating units of any Person. Neither the Company nor any of its Subsidiaries has, during the five years preceding the date of this Agreement, had a business location at any address other than addresses set forth on Schedule 3.1(y).

(z) Insurance.  The Company and each of its Subsidiaries carries or is covered by insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(aa) Real Properties.  Schedule 3.1(aa) hereof sets forth, the address or tax parcel number of each parcel of real property in which the Company or any of its Subsidiaries has any estate or interest, together with a description of the estate or interest (e.g., fee simple, leasehold, etc.) held by the Company or such Subsidiary. The Company further represents and warrants that with respect to each parcel of such real property, neither it nor any of its Subsidiaries has entered into any leases, subleases or other arrangements for occupancy of space within such parcel, other than the leases described in Schedule 3.1(aa) hereof, and (v) each lease, sublease, or other arrangement in Schedule 3.1(aa) hereof, is in full force and effect, and, except as disclosed in Schedule 3.1(aa) hereof, or as otherwise disclosed to Investor in writing after the date hereof, there is not continuing any material default on the part of the Company or any of its Subsidiaries with respect to each lease, sublease, or other arrangement.

(bb) Fairness Opinion.  The Special Committee of the Company has received the written opinion of Valuation Research Corporation, an independent financial advisor to the Company, to the effect that, as of the date of this Agreement, the price to be paid for the Class D Shares is fair, from a financial point of view, to the

Company’s stockholders. The Company has provided a copy of such opinion to Investors, and such opinion has not been withdrawn or revoked or otherwise modified in any material respect.

(cc) Special Committee; Board Recommendation; Required Vote.

(i) The special committee of independent directors of the Board of Directors of the Company (the “Special Committee”), at a meeting duly called and held, has, by unanimous vote of its members, (A) determined that this Agreement and the transactions contemplated by this Agreement are advisable and fair to and in the best interests of the stockholders of the Company, and (B) resolved to recommend that the stockholders of the Company approve the issuance of the Class D Shares pursuant to this Agreement (the “Company Board Recommendation”).

(ii) The affirmative vote of (x) holders of (1) a majority of the voting power of the outstanding shares of the Company’s common stock, voting together as a single class, and (2) a majority of the voting power of the outstanding shares of the Class B Common Stock and Class C Common Stock, voting as separate classes, to approve filing of the Second Amended and Restated Certificate and (y) holders of a majority of the voting power of the outstanding shares of the Company’s common stock, voting together as a single class to approve the issuance of the Class D Shares (collectively, the “Required Company Stockholder Approval”), are the only votes of the holders of any class or series of Capital Stock of the Company necessary to approve the issuance of the Class D Shares pursuant to this Agreement.

(dd) Foreign Assets Control Regulations, Etc.

(i) Except as a result of the identity or status of Investors, neither the sale of the Class D Shares by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(ii) Neither the Company nor any of its Subsidiaries is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended and is not a Person that, to its knowledge, engages in any dealings or transactions with any such Person.

(ee) Status under 1940 Act.  The Company is not subject to regulation under the Investment Company Act of 1940, as amended.

3.2  Representations of Each Investor.  Each Investor represents and warrants to the Company (as to itself only) that as of the date hereof and as of the Closing Date:

(a) Legal Status; Authorization.  Such Investor is (a) a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and (b) has the full power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement. The execution, delivery and performance by it of this Agreement and the Registration Rights Agreement and (a) has been duly authorized by all necessary action and (b) does not contravene the terms of its organizational documents, or any amendment thereof.

(b) Validity and Binding Effect.  This Agreement and the Registration Rights Agreement are the legal, valid and binding obligations of such Investor enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(c) Fees/Commissions.  Such Investor has not agreed to pay any finder’s fee, commission, origination fee or other fee or charge to any person or entity with respect to the Equity Investment or other transactions contemplated hereunder.

(d) Accredited Investor; Purchase Entirely for Own Account.  Such Investor is an “accredited investor” as that term is defined in Rule 501 of the Securities Act and, in making the purchase contemplated herein, it is specifically understood and agreed that such Investor is acquiring the Class D Shares for the purpose of investment and not with a view towards the sale or distribution thereof within the meaning of the Securities Act.

(e) Restricted Securities.  Such Investor understands that the Class D Shares will not be registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that it must hold the Class D Shares indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from registration.

(f) Receipt of Information.  Such Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Class D Shares. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Class D Shares, the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3.1 of this Agreement or the right of such Investor to rely thereon. Such Investor learned of this investment opportunity as a result of direct contact by the Company or an agent of the Company and not by means of advertising, publication or other written materials.

(g) Investment Experience.  Such Investor is experienced in evaluating and investing in securities, of companies in the development state and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Class D Shares. Such Investor also represents that it has not been organized for the purpose of purchasing the Class D Shares.

(h) Reliance Upon Investor’s Representations.  Such Investor understands that the Class D Shares are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Class D Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and/or Regulation D thereunder, and that the Company’s reliance on such exemption is based on the representations of Investors set forth herein. Such Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, such Investor has in mind merely purchasing the Class D Shares being purchased by it for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Investor does not have any such intention.

(i) Legends.  The certificate evidencing the Class D Shares shall be endorsed with the legend substantially in the form set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the securities represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY (WHICH IN THE CASE OF ANY FINANCIAL INSTITUTIONAL HOLDER HEREOF MAY BE ITS INTERNAL COUNSEL) THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

ARTICLE 4

CLOSING; CONDITIONS TO CLOSING

4.1  Closing.  The purchase and sale of the Class D Shares shall take place at the offices of the Company, 1805 Old Alabama Road, Suite 350, Roswell, Georgia 33076 (the “Closing”) on the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in this Article 4 (other than any such conditions that by their terms cannot be satisfied until the Closing Date, which conditions shall be required to be so satisfied or waived on the Closing Date), unless another time or date is agreed to in writing by the parties hereto (the “Closing Date”). Conditions precedent set forth in Section 4.2 below may be waived solely by both Investors in their sole discretion. Conditions precedent set forth in Section 4.3 below may be waived solely by the Company in its sole discretion. If the Agreement shall have been terminated pursuant to Section 6.1 hereof prior to the Closing Date, no Closing shall occur.

4.2  Conditions to Investors’ Obligations.  Investors’ obligations to purchase and pay for the Class D Shares at the Closing are subject to Investors determining, in their good faith discretion, that the following conditions have been satisfied (or Investors waiving, in their sole discretion, in writing the conditions that they have determined have not been satisfied), on or before the Closing Date:

(a) No Material Adverse Change.  Since June 30, 2006, there has not occurred a Material Adverse Change to the Company or any Acquisition Target.

(b) Representations, Warranties and Covenants.  Subject to the second sentence of this clause (b), the representations and warranties of the Company contained in Article 3 shall be true and correct in all material respects (without duplication of materiality qualifiers) on and as of the date when made and on and as of the Closing Date. The Company shall have delivered to each of the Investors all revisions to the representations in Sections 3.1(d), (g), (n), (o), (p), (q), (r), (s), (t), (v), (x), (y), and (aa) to give effect to the consummation of the Note Purchase and the acquisition of the Acquisition Targets, and such revisions shall be in form and substance satisfactory to the Investors in their good faith discretion. In addition, the Company will have performed, or shall have caused to be performed, all agreements, obligations and covenants required herein to be performed by it on or prior to the Closing Date.

(c) Consummation of the Note Purchase and the Acquisitions.  On or prior to the Closing Date, the Note Purchase and the acquisition of the Acquisition Targets shall have been consummated in accordance with the terms and conditions of the Note Purchase Documents, the applicable acquisition agreements and all applicable laws. On or prior to the Closing Date, the Company shall have delivered to each Investor pro forma financial statements of the Company and its Subsidiaries giving effect to the acquisition of the Acquisition Targets, the consummation of the Equity Investment and the Note Purchase, the closing of the senior financing provided for in Section 4.2(h) below, the retirement of the Brantley Capital Shares and the conversion of the Brantley Notes, the Class B Common Stock and the Class C Common Stock, and such pro forma financial statements shall be satisfactory to each Investor.

(d) Consent of Third Parties, Governmental Authorities, etc.  The Company shall have presented evidence satisfactory to Investors to the effect that (i) all consents, waivers and amendments required in connection with the consummation of the transactions related to this Agreement and the transactions contemplated hereby have been obtained, (ii) the transactions related to issuance of the Class D Shares shall not violate, or constitute or trigger the occurrence of a default or an event of default with respect to, any contractual obligations of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries is in violation of or default under or with respect to any of its material contractual obligations.

(e) Stockholder Approval.  The Company shall have received the Required Company Stockholder Approval for the filing of the Second Amended and Restated Certificate and the consummation of the Equity Investment and the transactions contemplated by this Agreement on the terms and conditions approved by the Company Board Recommendation and such Company Stockholder Approval shall not be subject to any injunction or court, stock exchange or administrative proceeding challenging its legality, validity or effectiveness.

(f) Filing of Charter.  The Company shall have filed the Second Amended and Restated Certificate with, and it shall have been accepted by, the Secretary of State of Delaware.

(g) Reservation of Shares.  The Company shall have taken all corporate actions to reserve a sufficient number of shares of the Class A Common Stock for issuance on conversion of the Class D Shares.

(h) Senior Financing.  On or prior to the Closing Date, the Company shall have consummated a transaction with one or more lenders for the provision of not less than $6,500,000 of senior secured financing.

(i) Conversions; Repurchase.  On or before Closing, Brantley shall have converted the entire unpaid principal amount of, and any accrued but unpaid interest on, the Brantley Notes into shares of Class A Common Stock. On or before Closing, the Company shall have acquired all of the Brantley Capital Shares and have retired the same and/or all of the outstanding shares of Class B Common Stock and Class C Common Stock shall have been either converted into shares of Class A Common Stock or otherwise redeemed, repurchased or purchased by the Company.

(j) Equity Investment.  Contemporaneously with Closing, each other Investor shall have consummated the Equity Investment in all material respects in accordance with the terms and conditions of the Equity Investment Documents and all applicable laws.

(k) Certain Documents.  Each of the Investors shall have received the following closing documents, in form and substance satisfactory to such Investor, all of which shall, except as specified below, be fully executed originals, and shall be in full force and effect:

(i) stock certificates representing the Class D Shares to be acquired by such Investor hereunder; a Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each such stock certificate;

(ii) the Registration Rights Agreement, duly executed by the Company;

(iii) a certificate of the Secretary of State of Delaware as to the good standing of the Company in such jurisdiction dated as of a date within five (5) Business Days prior to the Closing Date;

(iv) a certificate, dated as of the Closing Date, of the secretary of the Company certifying (A) that the copies of the certificate of incorporation and the bylaws of the Company, attached thereto and as amended to date, are true, complete and correct, (B) that the copies of the resolutions of the directors of the Company, authorizing the transactions contemplated by this Agreement and issuance of the Class D Shares are true, complete and correct, (C) as to the incumbency of each Person executing this Agreement, and (D) as to any other matters reasonably requested by Investors;

(v) a certificate from an officer of the Company, in form and substance satisfactory to Investors, with respect to the satisfaction of the requirements under Sections 4.2(a), (b), (c), (e), (f), (g), (h) and (i) above;

(vi) a legal opinion of the Company’s counsel, in form and substance satisfactory to Investors; and

(vii) such other documents as such Investor may reasonably request in connection with this Agreement, and each such document shall be in form and substance reasonably satisfactory to such Investor. All fees and expenses of such Investor required to be paid pursuant to Section 7.2 hereof shall have been paid. Any withdrawals or modifications referred to in Section 2.4(b) hereof shall be satisfactory to such Investor in its sole discretion.

4.3  Conditions to the Company’s Obligations.  The Company’s obligations to issue and sell the Class D Shares at the Closing are subject to the Company determining, in its reasonable discretion, that the following conditions have been satisfied (or the Company waiving in writing the conditions that it has determined have not been satisfied), on or before the Closing Date:

(a) Representations, Warranties and Covenants.  The representations and warranties of each Investor contained in Article 3 shall be true and correct in all material respects (without duplication of materiality qualifiers) on and as of the Closing Date. In addition, Investors will have performed, or shall have caused to be performed, all agreements, obligations and covenants required herein to be performed by them on or prior to the Closing Date.

(b) Consummation of the Note Purchase.  On or prior to the Closing Date, the Note Purchase shall have been consummated in all material respects in accordance with the terms and conditions of the Note Purchase Documents and all applicable laws.

(c) Consent of Third Parties, Governmental Authorities, etc.  The Company shall have received evidence reasonably satisfactory to it to the effect that (i) all material consents, waivers and amendments required in connection with the consummation of the transactions related to this Agreement and the transactions contemplated hereby have been obtained, (ii) the transactions related to issuance of the Class D Shares shall not violate, or constitute or trigger the occurrence of an event of default with respect to, any contractual obligations of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries is in violation of or default under or with respect to any of its material contractual obligations.

(d) Stockholder Approval.  The Company shall have received the Required Company Stockholder Approval for the filing of the Second Amended and Restated Certificate and the consummation of the Equity Investment and the transactions contemplated by this Agreement on the terms and conditions approved by the Company Board Recommendation and such Company Stockholder Approval shall not be subject to any injunction or court, stock exchange or administrative proceeding challenging its legality, validity or effectiveness.

(e) Filing of Charter.  The Company shall have filed the Second Amended and Restated Certificate with, and it shall have been accepted by, the Secretary of State of Delaware.

(f) Conversions; Repurchase.  On or before Closing, Brantley shall have converted the entire unpaid principal amount of, and any accrued but unpaid interest on, the Brantley Notes into shares of Class A Common Stock. On or before Closing, the Company shall have acquired all of the Brantley Capital Shares and have retired the same and/or all of the outstanding shares of Class B Common Stock and Class C Common Stock shall have been either converted into shares of Class A Common Stock or otherwise redeemed, repurchased or purchased by the Company.

(g) Certain Documents.  The Company shall have received the following closing documents, in form and substance satisfactory to the Company, all of which shall, except as specified below, be fully executed originals, and shall be in full force and effect:

(i) the Registration Rights Agreement, duly executed by Investors; and

(ii) such other documents as the Company may reasonably request in connection with this Agreement, and each such document shall be in form and substance reasonably satisfactory to the Company.

ARTICLE 5

INDEMNIFICATION; SURVIVAL

5.1  General Indemnification.

(a) The Company, without limitation as to time, will defend and indemnify each of the Investors and their respective officers, directors, managers, employees, attorneys and agents (each, an “Indemnified Party”) against, and hold each Indemnified Party harmless from, all losses, claims, damages, liabilities, costs (including the costs of preparation and attorneys’ fees and expenses) (collectively, the “Losses”) incurred by any Indemnified Party as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by the Company herein or (B) any breach of any covenant or agreement of the Company contained in this Agreement, other than in either case any Losses resulting from action on the part of such Indemnified Party to the extent they are a result of such party’s gross negligence or willful misconduct. The Company agrees to reimburse each Indemnified Party promptly for all such Losses as they are incurred by such Indemnified Party in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom. The obligations of the Company under this paragraph will survive any transfer of the Class D Shares and the termination of this Agreement. In the event that the foregoing indemnity is unavailable or insufficient to hold an Indemnified Party harmless, then the Company will contribute to amounts paid or payable by such Indemnified Party in respect of such Indemnified Party’s Losses in such proportions as appropriately reflect the relative benefits received by and fault of the Company and such Indemnified Party in connection with the matters as to which such Losses relate and other equitable considerations.

(b) If any action, proceeding or investigation is commenced, as to which any Indemnified Party proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by such Indemnified Party to notify the Company shall not relieve the Company from its obligations hereunder except to the extent the Company is prejudiced thereby. The Company shall be entitled to assume the defense of any such action, proceeding or investigation, including the employment of counsel and the payment of all fees and expenses. Any Indemnified Party shall have the right to employ separate counsel in connection with any such action, proceeding or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party, unless (A) the Company has failed to assume the defense and employ counsel as provided herein, (B) the Company has agreed in writing to pay such fees and expenses of separate counsel or (C) an action, proceeding, or investigation has been commenced against both the Indemnified Party and/or the Company and representation of both the Company and the Indemnified Party by the same counsel would be inappropriate because of actual or potential conflicts of interest between the parties. In the case of any circumstance described in clauses (A), (B) or (C) of the immediately preceding sentence, the Company shall be responsible for the reasonable fees and expenses of such separate counsel; provided, however, that the Company shall not in any event be required to pay the fees and expenses of more than one separate counsel (and, if deemed necessary by such separate counsel, appropriate local counsel who shall report to such separate counsel) for any related Indemnified Parties. The Company shall be liable only for settlement of any claim against an Indemnified Party made with the Company’s written consent.

5.2  Limitation of Damages.  Neither Investors nor the Company shall in any event be liable to the other party for special or consequential damages arising from this Agreement.

5.3  Survival.  All representations, warranties, covenants and agreements contained herein or made in writing by the Company or Investors in connection herewith (except as specifically set forth herein) shall survive the execution and delivery of this Agreement and consummation of the Equity Investment.

ARTICLE 6

TERMINATION

6.1  Termination.  This Agreement and the transactions contemplated under it may be terminated and abandoned at any time prior to the Closing (notwithstanding the Company’s receipt of the Required Company Stockholder Approval):

(a) by mutual consent in writing of the Company and each Investor;

(b) (i) by any Investor, if there has been a breach of any covenant of the Company hereunder, or a breach of any of the representations and warranties of the Company made in Section 3.1 of this Agreement, or the failure of any condition to Closing set forth in Section 4.2 hereof, or (ii) by the Company, if there has been a breach of any covenant of any Investor hereunder, a breach of any of the representations and warranties of any Investor made in Section 3.2 of this Agreement or a failure of any of the conditions to Closing set forth in Section 4.3 hereof;

(c) by the Company or any Investor, if there shall be any law of any competent Governmental Authority that makes consummation of the transactions contemplated hereby, illegal or otherwise prohibited or if any order of any competent Governmental Authority prohibiting such transactions is entered and such order shall become final and non-appealable; and

(e) by any Investor, if the Closing shall have not occurred on or prior to December 31, 2006 for any reason whatsoever other than Investors breaching any of their undertakings hereunder or acting in bad faith.

6.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement, except for the provisions of this Section 6.2, Article 5, and Section 7.2, shall become void and have no effect, without any liability on the party of any party to this Agreement or their respective directors, officers, or stockholders. Notwithstanding the foregoing, nothing in this Section 6.2 shall relieve any party to this Agreement of liability for willful breach; provided, however, that if it shall be judicially determined that termination of this Agreement was caused by a willful breach of this Agreement, then, as the sole remedy of any party aggrieved by such breach (all other liability being hereby irrevocably waived by such aggrieved party and such aggrieved party hereby agrees not to assert any such other liability or any claim in connection therewith), the party to this Agreement found to have intentionally breached this Agreement shall indemnify and hold harmless such aggrieved party for the out-of-pocket costs, feels and expenses of its counsel, accountants, financial advisors and other experts and advisors incurred in connection with, as well as its other out-of-pocket fees and expenses directly incident to, the negotiation, preparation and execution of this Agreement and related documentation and the stockholders’ meeting.

ARTICLE 7

MISCELLANEOUS

7.1  Successors and Assigns Included in Parties.  Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors in title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of each Investor shall bind and inure to the benefit of their respective heirs, legal representatives, successors in title and assigns, whether so expressed or not.

7.2  Costs and Expenses.  The Company agrees to pay upon demand all reasonable out-of-pocket costs and expenses of each of the Investors in connection with such Investor’s due diligence investigation in connection with, and the preparation, negotiation, execution, delivery of, this Agreement, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto.

7.3  Assignment.  No Investor may assign this Agreement or any rights or obligations hereunder, other than to affiliates of such Investor, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, provided that any permitted transferee shall agree in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to Investors. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor, except pursuant to a merger, recapitalization or other business combination transaction in which the surviving entity agrees in writing to assume all of the covenants, liabilities and obligations of the Company hereunder. Any assignment contrary to the terms hereof is null and void and of no force and effect. Notwithstanding the foregoing, nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.

7.4  Severability.  If any provision(s) of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

7.5  Article and Section Headings; Defined Terms.  Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

7.6  Notices.  Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy (delivery receipt confirmed) or two (2) Business Days after the date of mailing (or the next Business Day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

The address of each Investor is:

Phoenix Life Insurance Company
c/o Phoenix Investment Management, LLC
56 Prospect Street
Hartford, CT 06115
Attention: Paul Chute, Managing Director
Facsimile: (860) 403-7248

Brantley Partners IV, L.P.
Lakepoint
3201 Enterprise Parkway, Suite 350
Beachwood, Ohio 44122
Attention: Paul H. Cascio
Facsimile: (216) 464-8405

in either case, with a copy to:

Ober Kaler Grimes & Shriver, P.C.
120 East Baltimore Street
Baltimore, Maryland 21202
Attention: Jeffrey S. Kuperstock, Esq.
Facsimile: (410) 547-0699

The address of the Company is:

Orion HealthCorp, Inc.
1805 Old Alabama Road, Suite 350
Roswell, Georgia 33076
Attention: Terrence L. Bauer
Facsimile: (678) 832-1888

with a copy to:

Benesch Friedlander Coplan & Aronoff LLP
2300 BP Tower
200 Public Square
Cleveland, Ohio 44114
Attention: Ira C. Kaplan, Esq.
Facsimile: (216) 363-4588

7.7  Entire Agreement.  This Agreement and the other written agreements between the Company and Investors represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Class D Shares, the provision of this Agreement shall control. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company were not based upon any fact or material provided by Investors, nor was the Company induced or influenced to enter into this Agreement or the Registration Rights Agreement by any representation, statement, analysis or promise by Investors.

7.8  Governing Law; Amendment or Waiver.

(a) This Agreement shall be construed and enforced under the laws of the State of New York without regard to conflicts of laws.

(b) This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the prior written consent of Investors to such amendment, action or omission to act.

7.9  Counterparts  This Agreement may be executed in any number of counterparts (including by facsimile and by PDF transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

7.10  Construction and Interpretation.  Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, Investors and their respective agents have participated in the preparation hereof.

7.11  Consent to Jurisdiction; Exclusive Venue.  THE COMPANY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ALL STATE COURTS SITTING IN NEW YORK CITY FOR THE PURPOSE OF ANY LITIGATION TO WHICH ANY INVESTOR MAY BE A PARTY AND WHICH CONCERNS THIS AGREEMENT. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN NEW YORK CITY, UNLESS SUCH INVESTOR AGREES TO THE CONTRARY IN WRITING. THE COMPANY WAIVES ANY OBJECTION BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY COMPLYING WITH THE PROVISIONS FOR GIVING NOTICE AS SET FORTH IN THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF ANY INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY SUCH INVESTOR OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

7.12  Waiver of Trial by Jury.  EACH OF THE INVESTORS AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

THE COMPANY:

ORION HEALTHCORP, INC., a Delaware corporation

By:	/s/ Terrence L. Bauer
Name: Terrence L. Bauer
Title: President and Chief Executive Officer

INVESTORS:

PHOENIX LIFE INSURANCE COMPANY,
a New York corporation

By:	/s/ John H. Beers
Name: John H. Beers
Title: Vice President

BRANTLEY PARTNERS IV, L.P., a Delaware limited partnership

By:	Brantley Venture Management IV, L.P., its general partner

By:	/s/ Paul H. Cascio
Name: Paul H. Cascio
Title: General Partner

Annex B

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (“Agreement”), dated as of the 8th day of September, 2006, is made and entered into on the terms and conditions hereinafter set forth, by and between ORION HEALTHCORP, INC., a Delaware corporation (the “Company”), and PHOENIX LIFE INSURANCE COMPANY, a New York corporation (“Investor”).

RECITALS:

1. The Company is a healthcare services organization that provides outsourced business services to physicians.

2. The Company intends to raise capital in the amount of $8,000,000 by issuing $4,650,000 of a new class of its common stock (the “Equity Investment”) and $3,350,000 in subordinated debt (the “Note Purchase”).

3. Investor desires to make an investment in the Company in the form of a senior subordinated unsecured promissory note (the “Note”) in the aggregate original principal amount of $3,350,000 on the terms and conditions hereinafter set forth, and for the purpose hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, in consideration of the agreement of Investor to make the Note Purchase, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

1.1  Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Acquisition Targets” shall mean Rand Medical Billing, Inc., On Line Alternatives, Inc. and On Line Payroll Services, Inc.

“Agreement” has the meaning set forth in the Preamble.

“Brantley Capital Shares” means 1,722,983 shares of Class B Common Stock issued in the name of Brantley Capital Corporation.

“Brantley Notes” means (i) that certain Convertible Subordinated Promissory Note dated June 1, 2005 in the original principal amount of $225,000, as amended on May 9, 2006 and August 8, 2006, and (ii) that certain Convertible Subordinated Promissory Note dated June 1, 2005 in the original principal amount of $1,025,000, as amended on May 9, 2006 and August 8, 2006.

“Business Day” means any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close.

“Capital Stock” means any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of a Person, including any and all warrants, rights or options to purchase any of the foregoing.

“Closing” has the meaning set forth in Section 5.1.

“Closing Date” has the meaning set forth in Section 5.1.

“Class A Common Stock” means the Class A Common Stock, par value $0.001, of the Company.

“Class B Common Stock” means the Class B Common Stock, par value $0.001, of the Company.

“Class C Common Stock” means the Class C Common Stock, par value $0.001, of the Company.

“Class D Common Stock” means the Class D Common Stock, par value $0.001, of the Company to be created and issued as part of the Equity Investment.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

“Company Board Recommendation” has the meaning set forth in Section 3.1(bb).

“Company SEC Documents” has the meaning set forth in Section 3.1(g).

“Default” means any event or condition that constitutes an Event of Default or that with the giving of notice, the passage of time, or both, would be an Event of Default.

“Equity Investment” has the meaning set forth in the Recitals.

“Equity Investment Documents” means the documents and agreements entered into in connection with the Equity Investment.

“Event of Default” means the events specified in Section 6.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Financial Statements” has the meaning set forth in Section 3.1(g).

“Fiscal Year” means the Company’s Fiscal Year, which is the period of twelve consecutive calendar months ending on December 31. “GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.

“Governmental Authority” means any federal, state, municipal, national, foreign or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

“Guaranty Obligations” means, without duplication, any obligations of the Company (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof.

“Indebtedness” means, without duplication, (a) all obligations of the Company for borrowed money, (b) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of the Company under conditional sale or other title retention agreements relating to property purchased by the Company (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of the Company issued or assumed as the deferred purchase price of property or services purchased by such Person which appear as liabilities on the balance sheet of the Company (other than trade debt incurred in the ordinary course of business), (e) all obligations of the Company under any take or pay or similar arrangements or under commodities agreements, (f) the implied principal component of all obligations of the Company under capitalized leases, (g) all obligations of the Company under any interest rate protection agreement or foreign currency exchange agreement, (h) the principal portion of all obligations of the Company as an account party in respect of letters of credit (other than trade letters of credit) and bankers’ acceptances, including, without duplication, all unreimbursed drafts drawn thereunder (less the amount of any cash collateral securing any such letters of credit and bankers’ acceptances), (i) the principal portion of all obligations of the Company under synthetic leases, (j) all obligations of the Company to repurchase any securities issued by the Company at any time prior to 5 1/2 years from the Closing Date which repurchase obligations are related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (k) the aggregate amount of uncollected accounts receivable of the Company subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to the Company (whether or not such transaction would be reflected on the balance sheet of the Company in accordance with GAAP), (l) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by the Company, whether or not the obligations secured thereby have been assumed, (m) all Guaranty Obligations of the Company with respect to Indebtedness of another Person, (n) all accounts payable to trade creditors which are more than 60 days past due, other than those being Properly Contested, and (o) the Indebtedness of any partnership or unincorporated joint venture in which the Company is a general partner or a joint venturer to the extent such Indebtedness is recourse to the Company.

“Indemnified Party” has the meaning set forth in Section 7.1(a).

“Intercreditor Agreement” means one or more agreements among the Company, the Senior Lenders, the Investor and the holders of certain Junior Indebtedness setting forth the subordination of the Obligations to the Senior Indebtedness and the priority of the Obligations to such Junior Indebtedness.

“Investor” has the meaning set forth in the Preamble.

“Junior Indebtedness” shall mean the following Indebtedness (i) all amounts owed to U.S. Bank Portfolio Services, as successor to DVI Financial Services, Inc., pursuant to that certain Restated Loan Agreement, dated June 18, 2004, as amended and as may be amended from time to time, (ii) all amounts owed under the various Subordinated Notes Due December 15, 2007 issued by the Company to the former owners of Medical Billing Solutions, Inc. and Dennis Cain Physician Solutions, Ltd and (iii) any amounts that may be owed by the Company pursuant to any notes issued by the Company to the sellers of any businesses acquired by the Company between the date hereof and the Closing Date.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

“Loan Document(s)” has the meaning set forth in Section 2.1(b).

“Losses” has the meaning set forth in Section 7.1(a).

“Material Adverse Change” or “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, liabilities (actual or contingent), operations or financial condition of a Person and its Subsidiaries, taken as a whole; (b) a material adverse change in, or a material adverse effect upon, the ability of a Person and its Subsidiaries, taken as a whole, to perform the material obligations under any Loan Document; or (c) a material adverse change in, or a material adverse effect upon the legality, validity, binding effect or enforceability against such Person of any Loan Document (other than Uniform Commercial Code filing statements) to which it is a party.

“Note” has the meaning set forth in the Recitals, together with any replacement or substitution thereof, any addition or allonge thereto and any amendment, restatement or other modification thereto from time to time.

“Note Purchase” has the meaning set forth in the Recitals.

“Obligations” has the meaning set forth in Section 2.1(b).

“Outstanding Class A Common Stock” means, as of the close of business on the Business Day that immediately precedes the Closing Date, the sum of (i) the then-outstanding shares of Class A Common Stock, (i) the number of shares of Class A Common Stock into which the then-outstanding shares of Class B Common Stock are convertible (excluding the Brantley Capital Shares), (iii) the number of shares of Class A Common Stock into which the then-outstanding shares of Class C Common Stock are convertible, (iv) the number of shares of Class A Common Stock into which the shares of Class D Common Stock to be issued as part of the Equity Investment would be convertible, assuming that such shares were issued as of such date, (v) the number of shares of Class A Common Stock into which the Brantley Notes are convertible, (vi) the number of shares of Class A Common Stock issuable upon exercise of the warrants and options of the Company specified on Schedule 1.1, solely to the extent that the exercise price of such warrants or options are equal to or less than the closing price of the Class A Common Stock as listed on the American Stock Exchange as of such date and (vii) the total number of shares of Class A Common Stock that have been granted as restricted stock units of the Company as specified on Schedule 1.1.

“Person” means any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or any other legal entity.

“Properly Contested” means, in the case of any Indebtedness of the Company (including any taxes) that is not paid as and when due or payable by reason of the Company’s bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Indebtedness is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) the Company has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such Indebtedness will not have a Material Adverse Effect on the Company; (iv) if the Indebtedness results from, or is determined by the entry, rendition or issuance against the Company or any of its assets of a judgment, writ, order or decree, execution on such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to the Company, the Company forthwith pays such Indebtedness and all penalties, interest and other amounts due in connection therewith.

“Proxy Statement” has the meaning set forth in Section 2.7(a).

“Registration Rights Agreement” has the meaning set forth in Section 2.6.

“Required Company Stockholder Approval” has the meaning set forth in Section 3.1(bb).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Senior Indebtedness” has the meaning to be set forth in the Intercreditor Agreement to be executed between Senior Lender(s) and Investor at the Closing.

“Senior Lender” means any Person that holds Senior Indebtedness.

“Significant Contracts” has the meaning set forth in Section 3.1(s).

“Special Committee” has the meaning set forth in Section 3.1(bb).

“Subsidiary” means any corporation or other entity of which more than fifty percent (50%) of the issued and outstanding Capital Stock entitled to vote for the election of directors or persons performing similar functions (other than by reason of default in the payment of dividends or other distributions) is at the time owned directly or indirectly by a Person and/or any Subsidiary of such Person.

“Warrant” has the meaning set forth in Section 2.4.

1.2  Terms Generally.  The definitions in Section 1.1 apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules are deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document means such document as amended, restated, supplemented or otherwise modified from time to time.

1.3  Accounting Principles.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder after the Closing Date shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of the Company delivered to Investor.

ARTICLE 2

NOTE PURCHASE; STOCKHOLDER APPROVAL

2.1  Evidence of Investment and Repayment.

(a) Subject to the terms contained herein and the satisfaction of the conditions precedent set forth in Section 5.2 or elsewhere herein or in the other Loan Documents, on the Closing Date Investor shall purchase the Note from the Company by wire transfer of immediately available funds in the amount of Three Million Three Hundred Fifty Thousand Dollars ($3,350,000) to an account designated by the Company prior to Closing and, subject to the satisfaction of the conditions precedents set forth in Section 5.3 hereof, the Company shall sell the Note to the Investor and issue the Warrant to the Investor. The Note shall be in the original principal amount of Three Million Three Hundred Fifty Thousand Dollars ($3,350,000), executed by the Company in favor of Investor, substantially in the form of Exhibit A attached hereto.

(b) The Note, this Agreement, and any Intercreditor Agreement to which the Company and Investor are parties, and any other instruments and documents executed by the Company, now or hereafter evidencing or in any way related to the Indebtedness evidenced by the Note are herein individually referred to as a “Loan Document” and collectively referred to as the “Loan Documents”. The term “Obligations” as used herein shall refer to (i) the Note, and any renewals or extensions thereof, (ii) the full and prompt payment and performance of any and all other Indebtedness and other obligations of the Company to Investor under the Loan Documents, direct or contingent (including but not limited to obligations incurred as endorser, guarantor or surety and including, without limitation, accrued and unpaid interest, capitalized interest, prepayment premiums and all costs, fees and expenses provided for hereunder), however evidenced or denominated, and however and whenever incurred, including but not limited to Indebtedness incurred pursuant to any present or future commitment of Investor to the Company under the Loan Documents and (iii) all future advances made by Investor for taxes, levies, and insurance and all reasonable attorneys’ fees, court costs and expenses of whatever kind incident to the collection of any of said Indebtedness or other obligations and the enforcement and protection of the security interest created hereby or by the other Loan Documents.

(c) All payments of principal and interest due from the Company hereunder shall be due, without any presentment thereof, directly to Investor, at Investor’s address set forth in Section 8.9 or such other address as Investor may from time to time designate in writing to the Company or, if a bank account with a United States bank is designated Investor for or in any written notice to the Company from Investor, the Company will make such payments in immediately available funds to such bank account, no later than 2:00 p.m. New York City local time on the date due, marked for attention as indicated, or in such other manner or to such other account in any United States bank as Investor may from time to time direct in writing.

2.2  Optional Prepayment of Notes.  Subject to any terms as may be set forth in an Intercreditor Agreement from time to time, on and after the second (2nd) anniversary of the Closing Date the Company shall have the right at any time and from time to time, upon the notice provided for below, to prepay the Note in whole or in part (and, if prepaid in part, in a minimum amount of $500,000). In the event of an optional prepayment made under this Section 2.2, the Company shall give Investor written notice of such prepayment not less than 30 nor more than 60 days prior to the prepayment date, specifying (i) such prepayment date, (ii) the principal amount of the Note to be prepaid on such date, and (iii) the accrued interest applicable to the prepayment, and stating that such prepayment is to be made pursuant to this Section 2.2. The price of the Note payable upon an optional prepayment pursuant to this Section 2.2 shall be an amount, as determined on the date of prepayment, equal to (x) the then-outstanding principal amount of the Note being redeemed multiplied by (y) the applicable price percentage set forth below, as such amount may be reduced by Investor, plus (z) all accrued and unpaid interest on the principal redeemed:

Prepayment
Date of Prepayment	Price Percentage

The second (2nd) anniversary of the Closing Date through, but not including the third (3rd) anniversary of the Closing Date	103%
The third (3rd) anniversary of the Closing Date through, but not including the fourth (4th) anniversary of the Closing Date	102%
The fourth (4th) anniversary of the Closing Date through, but not including the fifth (5th) anniversary of the Closing Date	101%
The fifth (5th) anniversary of the Closing Date and thereafter	100%

All optional prepayments under this Section 2.2 shall be applied first to all costs, expenses, indemnities and other amounts payable hereunder and under the Note, then to payment of default interest, if any, then to payment of accrued interest and thereafter to payment of principal. Any portion of the Note which has been prepaid may not be reborrowed.

2.3  Purpose of Note Purchase and Use of Proceeds.  The purpose of the Note Purchase and the use of proceeds shall be to finance the acquisition of the Acquisition Targets (to be consummated contemporaneously or substantially contemporaneously with the Closing) and for working capital purposes and related closing costs.

2.4  Issuance of Warrant.  On the Closing Date, the Company shall issue to Investor the right to purchase at any time within five years of the Closing Date, for a purchase price of $0.01 per share, such number of shares of the Class A Common Stock equal to one and one hundred seventeen one-thousandths percent (1.117%) of the Outstanding Class A Common Stock on the Closing Date, pursuant to the terms of a Common Stock Purchase Warrant, substantially in the form of Exhibit B attached hereto (the “Warrant”). The Warrant is fully detachable from this Agreement and the Note and may be transferred separately pursuant to the terms thereof.

2.5  Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized shares of Class A Common Stock, solely for the purpose of the issuance and delivery of the shares of Class A Common Stock issuable upon exercise of the Warrant, the maximum number of shares of Class A Common Stock that may be issuable or deliverable thereupon.

2.6  Registration Rights.  On the Closing Date, the Company shall grant to Investor the right to have the Class A Common Stock issuable upon exercise of the Warrant registered under the Securities Act, pursuant to the terms of a Registration Rights Agreement, substantially in the form of Exhibit C attached hereto (the “Registration Rights Agreement”).

2.7  Stockholder Approval.

(a) To the extent that stockholder approval of the issuance of the Warrant and/or the issuance of the Class D Common Stock as part of the Equity Investment is required by the rules of the American Stock Exchange, as promptly as practicable after the execution of this Agreement, the Company will prepare and file with the Commission a proxy statement setting forth the time and place for holding of a special meeting of the stockholders of the Company for the purpose of obtaining the Required Company Stockholder Approval (the “Proxy Statement”). The Company will respond promptly to any comments of the Commission and will use all reasonable efforts to cause the Proxy Statement to be mailed to the Company’s stockholders at the earliest practicable time.

(b) The Company Board Recommendation shall be included in the Proxy Statement, except that the Board of Directors of the Company may withdraw or modify in a manner adverse to Investor such recommendation only if the Special Committee of the Company determines, in good faith, after consultation with outside legal counsel, that such action is required in order for the directors of the Company to comply with their fiduciary duties to the stockholders of the Company.

2.8  Purchase Price Allocation.  On the Closing Date, or within sixty (60) days thereafter, the Company and Investor shall mutually agree upon an allocation of the $3,350,000 purchase price for the Note and the Warrant as between the Note and the Warrant. The Company and Investor will report the purchase and sale of the Note and the Warrant in accordance with such allocation for all federal, state and local tax purposes.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1  The Company’s Representations.  In order to induce Investor to enter into this Agreement, the Company hereby represents and warrants to Investor that as of the date hereof, and, immediately after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, as of the Closing Date:

(a) Legal Status.  The Company is a corporation duly formed and validly existing under the laws of the State of Delaware. The Company has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Loan Documents to which it is a party. The Company is duly qualified to do business and in good standing in each state in which a failure to be so qualified would reasonably be expected to have a Material Adverse Effect on the Company.

(b) Authorization.  The Company has the requisite corporate power and authority to conduct its business and affairs as currently conducted. Except for obtaining the Required Company Stockholder Approval, the Company has the requisite corporate power and authority to enter into and perform its obligations under the Loan Documents and the Warrant, without the consent or approval of any other person, firm, governmental agency or other legal entity. Except for obtaining the Required Company Stockholder Approval, the execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of each Loan Document to which the Company is a party and the Warrant, and the performance by the Company of its obligations thereunder are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken, and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement, the Note, the Warrant and all of the other documents to be delivered pursuant to the Loan Documents to which the Company is a party are duly authorized to act on behalf of the Company.

(c) Validity and Binding Effect.  This Agreement, the Warrant and the other Loan Documents are the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(d) Capitalization.  Attached hereto as Schedule 3.1(d) is a table showing the authorized and issued Capital Stock of the Company, as of the date hereof, on a fully diluted basis. As of the date hereof, the Company does not have outstanding any interests or securities convertible or exchangeable for any of its Capital Stock or containing any profit participation features, and does not have outstanding any rights or options to subscribe for or to purchase its Capital Stock or any stock appreciation rights or phantom stock plans, except as set forth on Schedule 3.1(d). Schedule 3.1(d) accurately sets forth the following with respect to all outstanding options and rights to acquire any of the Company’s Capital Stock: (i) the total number of shares (or equivalent) issuable upon exercise of all outstanding options; (ii) the range of exercise prices for all such outstanding options; (iii) the number of shares (or equivalent) issuable, the exercise price and the expiration date for each such outstanding option; and (iv) with respect to all outstanding options, warrants and rights to acquire the Company’s Capital Stock, the number of shares (or equivalent) covered, the exercise price and the expiration date. The Company is not subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any of its Capital Stock or any warrants, options or other rights to acquire its Capital Stock, except as set forth on Schedule 3.1(d). The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Capital Stock, and the offer, sale and issuance of the Note hereunder do not require registration under the Securities Act of 1933, as amended, or any applicable state securities laws.

(e) No Conflicts.  Except as set forth on Schedule 3.1(e) hereto, consummation of the transactions contemplated hereby and the performance of the Obligations of the Company under and by virtue of the Loan

Documents and the Warrant do not conflict with, and will not result in any breach of, or constitute a default or trigger a Lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, limited liability company agreement, license, franchise or any other material instrument or agreement to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or their respective properties may be bound or affected or to which the Company or any of its Subsidiaries has not obtained an effective waiver, except where such event would not reasonably be expected to have a Material Adverse Effect on the Company.

(f) Litigation.  Except as set forth on Schedule 3.1(f) hereto, there are no actions, suits, investigations, criminal prosecutions, civil investigative demands, impositions of civil fines or penalties, arbitrations, administrative hearings or other proceedings pending, or, to the knowledge of the Company, threatened against or affecting the Company, any of the Company’s property, any of its Subsidiaries or any property of any of such Subsidiaries, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect on the Company, or involving the validity or enforceability of any of the Loan Documents at law or in equity, or before any Governmental Authority. Neither the Company nor any Subsidiary is subject to any order, writ, injunction, decree or demand of any court or any Governmental Authority.

(g) SEC Filings.  The Company has furnished or made available to Investor true and complete copies of all reports or registration statements it has filed with the Commission under the Securities Act and the Exchange Act for all periods subsequent to December 14, 2004, all in the form so filed (collectively, the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, as of its respective filing date, no Company SEC Document filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the Commission. No Company SEC Document filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such Company SEC Documents became effective under the Securities Act. The Company’s financial statements, including the notes thereto, included in the Company SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods specified (subject, in the case of unaudited statements, to normal audit adjustments and footnote disclosures). Since the date of the most recent Company SEC Document, the Company has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

(h) Other Agreements; No Defaults.  Except as set forth in the Company SEC Documents or on Schedule 3.1(h), except for the Loan Documents, neither the Company nor any of its Subsidiaries is a party to any indenture, loan or credit agreement, lease or other agreement or instrument, or subject to any charter or corporate restriction, that, if a default occurs thereunder, such default would reasonably be expected to result in a Material Adverse Change to the Company. Except as set forth in the Company SEC Documents or on Schedule 3.1(h), neither the Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party, including but not limited to this Agreement and the other Loan Documents, which would reasonably be expected to result in a Material Adverse Change to the Company, and no other default or event has occurred and is continuing that with notice or the passage of time or both would constitute a default or event of default under any of the same.

(i) Compliance With Law.  The Company and each of its Subsidiaries have obtained all licenses, permits, approvals and authorizations necessary or required in order to conduct their respective business and affairs as heretofore conducted (other than where the failure to so obtain would not reasonably be expected to have a Material Adverse Effect on the Company) and has ensured that all required licenses are in full force and effect on the Closing Date and have not been revoked, suspended or otherwise limited. The Company and each of its Subsidiaries is in compliance with all laws, regulations, decrees and orders applicable to it (including but not limited to laws, regulations, decrees and orders relating to environmental, occupational, and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition), except to the extent that any noncompliance, in the aggregate, cannot reasonably be expected to have a Material Adverse Effect on the Company.

(j) Statements Not False or Misleading.  No representation or warranty given as of the date hereof by the Company contained in this Agreement or any schedule attached hereto or any statement in any document, certificate or other instrument furnished or to be furnished by the Company to Investor pursuant hereto, taken as a whole, contains or will (as of the time so furnished) contain any untrue statement of a material fact, or omits or will (as of the time so furnished) omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

(k) Margin Regulations.  The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Exchange Act.

(l) Fees/Commissions.  Except for fees and expenses that may be owed to Stephens, Inc., the Company has not agreed to pay any finder’s fee, commission, origination fee or other fee or charge to any person or entity with respect to the Note Purchase or other transactions contemplated hereunder.

(m) Limited Offering of Note.  Assuming the accuracy of the representations and warranties of Investor contained in Section 3.2 hereof, the offer and sale of the Note and the Warrant is not required to be registered pursuant to the provisions of Section 6 of the Securities Act or the registration or qualification provisions of the blue sky laws of any state. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Note or Warrant, to any Person so as to bring the sale of the Note and/or the Warrant by the Company within the registration provisions of the Securities Act or any state securities laws.

(n) Subsidiaries.  Schedule 3.1(n) hereto is a complete list of each corporation, partnership, joint venture, limited liability company, or other business organization in which the Company or any Subsidiary of the Company owns, directly or indirectly, any Capital Stock or other equity interest, or with respect to which the Company or any Subsidiary of the Company, alone or in combination with others, is in a control position, which list shows the jurisdiction of incorporation or other organization and the percentage of stock or other equity interest of each Subsidiary owned by the Company or such Subsidiary. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business as a foreign corporation (or other entity) and is in good standing (or equivalent) in the jurisdictions listed on Schedule 3.1(n), which are the only jurisdictions where the properties owned or leased or the business transacted by it makes such licensing or qualification to do business as a foreign corporation (or other entity) necessary, and no other jurisdiction has demanded, requested or otherwise indicated that (or inquired whether) it is required so to qualify. The outstanding Capital Stock of each Subsidiary of the Company is validly issued, fully paid and nonassessable. Except as set forth on Schedule 3.1(n), the Company and the Subsidiaries have good and valid title to the equity interests in the Subsidiaries shown as owned by each of them on Schedule 3.1(n), free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind. Except where otherwise indicated herein or unless the context otherwise requires, any reference to the Company herein shall include the Company and all of its Subsidiaries.

(o) Trademarks, Patents, Etc.  Schedule 3.1(o) is an accurate and complete list of all patents, trademarks, trade names, trademark registrations, service names, service marks, copyrights, licenses, formulae and applications therefor owned by the Company or any of its Subsidiaries or used or required by the Company or any of its Subsidiaries in the operation of its business, title to each of which is, except as set forth on Schedule 3.1(o) hereto, held by the Company or a Subsidiary of the Company free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth on Schedule 3.1(o), the Company and its Subsidiaries own or possess adequate (and will use their best efforts to obtain as expediently as possible any additional) licenses or other rights to use all patents, trademarks, trade names, service marks, trade secrets or other intangible property rights and know how necessary to entitle the Company or such Subsidiary to conduct its business as presently being conducted. There is no pending infringement action, lawsuit, claim or complaint which asserts that the Company’s or any such Subsidiary’s operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks or copyrights of others with respect to any apparatus or method of the Company, any of its Subsidiaries or any adversely held trademarks, trade names, trademark registrations, service names, service marks or copyrights, and neither the Company nor any of its Subsidiaries is in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth on Schedule 3.1(o), the Company and each of its Subsidiaries have taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. As used herein, “proprietary information” includes without limitation, (i) any computer programming language, software, hardware, firmware or related documentation, inventions, technical and nontechnical data related thereto and (ii) other documentation, inventions and data related to patterns, plans, methods, techniques, drawings, finances, customer lists, suppliers, products, special pricing and cost information, designs, processes, procedures, formulas, research data owned or used by the Company or any of its Subsidiaries or marketing studies conducted by the Company or any of its Subsidiaries, all of which the Company considers to be commercially important and competitively sensitive and which generally has not been disclosed to third parties.

(p) Debt.  Schedule 3.1(p) is a complete and correct list of all credit agreements, indentures, purchase agreements, promissory notes and other evidences of Indebtedness, guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Company, any of its Subsidiaries or any of their respective properties is in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated on Schedule 3.1(p).

(q) Taxes.  The Company and each of its Subsidiaries has filed or caused to be filed all tax returns that are required to be filed (except for returns that have been appropriately extended by it), and has paid, or will pay when due, all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on it by any Governmental Authority, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being Properly Contested).

(r) Certain Transactions.  Except as set forth on Schedule 3.1(r) hereto, no officer, director or, to the knowledge of the Company, any member of their immediate families, nor any Subsidiary or affiliate of the Company is, directly or indirectly, interested in any material contract or agreement with the Company or any Subsidiary. Except as set forth on Schedule 3.1(r) hereto, the Company is not indebted, directly or indirectly, to any of its equityholders, officers or directors or, to the knowledge of the Company, their respective spouses or children, in any amount whatsoever, and none of said equityholders, officers or directors or, to the knowledge of the Company, any members of their immediate families, are indebted to any of the Company or any of its Subsidiaries or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries has a business relationship. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm, corporation or other legal entity.

(s) Significant Contracts.  Schedule 3.1(s) is a complete and correct list of all contracts, agreements and other documents pursuant to which the Company or any of its Subsidiaries receives revenues in excess of $500,000 per Fiscal Year or has committed to make expenditures in excess of $500,000 per Fiscal Year (collectively, the “Significant Contracts”). Each such Significant Contract is in full force and effect as of the date hereof and the Company does not know of any reason why any such Significant Contract would not remain in full force and effect pursuant to the terms thereof.

(t) Environmental.  Except as set forth on Schedule 3.1(t) or the reports listed therein, the Company and each of its Subsidiaries has duly complied with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in material compliance with, the provisions of all applicable federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. Except as set forth on Schedule 3.1(t) or the reports listed therein, neither the Company nor any Subsidiary has received written notice of, or knows of, any violations by the Company or any of its Subsidiaries of any federal, state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities.

(u) ERISA.  Neither the Company nor any Subsidiary of the Company has any pension plan that is sponsored, maintained or contributed to by the Company and that is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1001-1461, as amended from time to time. The Company and each of its Subsidiaries have operated and administered each of its welfare and pension plans in compliance with all requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time, except for such instances of noncompliance as have not resulted in and could not reasonably be expected to have a Material Adverse Effect on the Company.

(v) Title to Properties.  The Company and each of its Subsidiaries have good and marketable title to, or valid leasehold interests in, all its real properties and good title to its other assets, free and clear of all liens other than those liens set forth on Schedule 3.1(v).

(w) Registration Rights.  Except as set forth on Schedule 3.1(w) hereto, except as described in the Registration Rights Agreement, the Company is not under any obligation to register under the Securities Act, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

(x) Employees.  Neither the Company nor any of its Subsidiaries has had any current strikes, work stoppages or similar disputes which have resulted in or which the Company reasonably believes would be expected to have a Material Adverse Effect on the Company.

(y) Location of Properties, Places of Business.  The only jurisdictions in which the Company or any of its Subsidiaries maintains any tangible personal property or carries on business are as listed on Schedule 3.1(y) hereto. All billings for the supply of goods and services by the Company and its Subsidiaries are made from, and require payment to be made to, the chief executive office of the Company. Except as set forth on Schedule 3.1(y), neither the Company nor any of its Subsidiaries has, during the five years preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, or acquired all or substantially all of the assets, Capital Stock or operating units of any Person. Neither the Company nor any of its Subsidiaries has, during the five years preceding the date of this Agreement, had a business location at any address other than addresses set forth on Schedule 3.1(y).

(z) Insurance.  The Company and each of its Subsidiaries carry or are covered by insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(aa) Real Properties.  Schedule 3.1(aa) hereof sets forth, the address or tax parcel number of each parcel of real property in which the Company or any of its Subsidiaries has any estate or interest, together with a description of the estate or interest (e.g., fee simple, leasehold, etc.) held by the Company or such Subsidiary. The Company further represents and warrants that with respect to each parcel of such real property, neither it nor any of its Subsidiaries has entered into any leases, subleases or other arrangements for occupancy of space within such parcel, other than the leases described in Schedule 3.1(aa) hereof, and (v) each lease, sublease, or other arrangement in Schedule 3.1(aa) hereof, is in full force and effect, and, except as disclosed in Schedule 3.1(aa) hereof, or as otherwise disclosed to Investor in writing after the date hereof, there is not continuing any material default on the part of the Company or any of its Subsidiaries with respect to each lease, sublease, or other arrangement.

(bb) Special Committee; Board Recommendation; Required Vote.

(i) The special committee of independent directors of the Board of Directors of the Company (the “Special Committee”), at a meeting duly called and held, has, by unanimous vote of its members, (A) determined that this Agreement and the transactions contemplated by this Agreement are advisable and fair to and in the best interests of the stockholders of the Company, and (B) resolved to recommend that the stockholders of the Company approve the issuance of the Warrant pursuant to this Agreement (the “Company Board Recommendation”).

(ii) The affirmative vote of holders of a majority of the voting power of the outstanding shares of the Company’s common stock present at such meeting, voting together as a single class (the “Required Company Stockholder Approval”), is the only vote of the holders of any class or series of Capital Stock of the Company necessary to approve the issuance of the Warrant pursuant to this Agreement.

(cc) Foreign Assets Control Regulations, Etc.

(i) Except as a result of the identity or status of Investor, neither the sale of the Note by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(ii) Neither the Company nor any of its Subsidiaries is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended and is not a Person that, to its knowledge, engages in any dealings or transactions with any such Person.

(dd) Status under 1940 Act.  The Company is not subject to regulation under the Investment Company Act of 1940, as amended.

3.2  Investor’s Representations.  Investor represents and warrants to the Company that as of the date hereof, and, immediately after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, as of the Closing Date:

(a) Legal Status; Authorization.  Investor is (a) a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and (b) has the full power and authority to execute, deliver and perform its obligations under this Agreement and the other Loan Documents and to consummate the transactions contemplated by this Agreement and the other Loan Documents. The execution, delivery and performance by it of this Agreement and the other Loan Documents (a) has been duly authorized by all necessary action and (b) does not contravene the terms of its organizational documents, or any amendment thereof.

(b) Validity and Binding Effect.  This Agreement and the other Loan Documents are the legal, valid and binding obligations of Investor enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(c) Fees/Commissions.  Investor has not agreed to pay any finder’s fee, commission, origination fee or other fee or charge to any person or entity with respect to the Note Purchase or other transactions contemplated hereunder.

(d) Accredited Investor; Purchase Entirely for Own Account.  Investor is an “accredited investor” as that term is defined in Rule 501 of the Securities Act and, in making the purchase contemplated herein, it is specifically understood and agreed that Investor is acquiring the Note for the purpose of investment and not with a view towards the sale or distribution thereof within the meaning of the Securities Act.

(e) Restricted Securities.  Investor understands that the Note will not be registered under the Securities Act, by reason of its issuance by the Company in a transaction exempt from the registration requirements of the

Securities Act, and that it must hold the Note indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from registration.

(f) Receipt of Information.  Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Note. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note, the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3.1 of this Agreement or the right of Investor to rely thereon. Investor learned of this investment opportunity as a result of direct contact by the Company or an agent of the Company and not by means of advertising, publication or other written materials.

(g) Investment Experience.  Investor is experienced in evaluating and investing in securities, of companies in the development state and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Note. Investor also represents that it has not been organized for the purpose of purchasing the Note.

ARTICLE 4

POST CLOSING COVENANTS AND AGREEMENTS

The Company hereby covenants and agrees, that on the Closing Date and thereafter for so long as this Agreement is in effect and until the payment in full of all principal and interest under the Note together with all other Obligations under the Loan Documents:

4.1  Payment of Obligations.  The Company shall pay the Indebtedness evidenced by the Note according to the terms thereof, and shall timely pay or perform, as the case may be, all of the other Obligations of the Company to Investor, together with interest thereon, and any extensions, modifications, consolidations and/or renewals thereof and any notes given in payment thereof.

4.2  Financial Statements and Other Reports.  The Company shall furnish to Investor (a) not later than such time as provided to the Senior Lenders, such reports delivered by the Company to the Senior Lenders and (b) a copy of each financial statement and report that the Company files with the Commission or any stock exchange. The Company shall furnish to Investor, with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder, under the Note or under the other Loan Documents, as from time to time may be reasonably requested, in writing, by the Investor.

4.3  Maintenance of Books and Records; Inspection.  The Company shall, and shall cause each of its Subsidiaries to, maintain its books, accounts and records in accordance with GAAP, and after reasonable notice from Investor, permit Investor, its officers and employees and any professionals designated by Investor in writing, at the Company’s expense, to visit and inspect any of its or its Subsidiaries’ properties, corporate books and financial records, and to discuss its and its Subsidiaries’ accounts, affairs and finances with the Company or the principal officers of the Company or any Subsidiary during reasonable business hours, all at such times as Investor may reasonably request; provided that no such inspection shall materially interfere with the conduct of the Company’s or any Subsidiary’s business, and that prior to an Event of Default, the Company shall not be responsible for the expenses of more than two such audits each Fiscal Year.

4.4  Insurance.  Without limiting any of the requirements of any of the other Loan Documents, the Company shall, and shall cause each of its Subsidiaries to, maintain, in such form, written by such companies, in such amounts, for such period, and against such risks as is customary for entities engaged in comparable business activities or as otherwise may be reasonably acceptable to Investor, including, without limitation, (a) to the extent required by applicable law, worker’s compensation insurance (or a legally sufficient amount of self insurance against worker’s compensation liabilities, with adequate reserves, under a plan approved by Investor, such approval not to be unreasonably withheld or delayed), (b) fire and “all risk” casualty insurance on all its real and personal property, (c) public liability insurance, and (d) business interruption insurance. At the request of Investor, the Company will deliver forthwith a certificate specifying the details of such insurance in effect. The Company shall promptly provide written notice, in reasonable detail, to Investor whenever there is any material change to the Company’s or any Subsidiary’s insurance coverage.

4.5  Taxes and Assessments.  The Company shall, and shall cause each of its Subsidiaries to, (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company or any Subsidiary upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, would reasonably be expected to result in a lien or charge upon any of its properties; provided, however, that the Company or any Subsidiary in good faith may Properly Contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c).

4.6  Corporate Existence.  The Company shall, and shall cause each of its Subsidiaries to, maintain its legal existence and good standing in the state of its formation, and its qualification and good standing as a foreign entity in each jurisdiction in which such qualification is necessary pursuant to applicable law except where the failure to be qualified and in good standing as a foreign corporation would not reasonably be expected to result in a Material Adverse Change to the Company.

4.7  Compliance with Law and Other Agreements.  Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Company, the Company shall, and shall cause each of its Subsidiaries to, maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties is bound.

4.8  Notice of Default.  The Company shall give written notice to Investor of the occurrence of any Default or Event of Default under this Agreement or any default or event of default under any other Loan Document promptly upon the occurrence thereof.

4.9  Notice of Litigation.  The Company shall give notice, in writing, to Investor of (a) any actions, suits or proceedings, instituted by any Person against the Company or any of its Subsidiaries or affecting any of the assets of the Company of any of its Subsidiaries wherein the amount at issue is in excess of $500,000 and after any such action, suit or proceeding is instituted, information reasonably related thereto as reasonably requested from time to time by Investor, and (b) any dispute, investigation, claim, imposition of criminal or civil fines and penalties or civil investigative demands, not resolved within 30 days of the commencement thereof, between the Company or any of its Subsidiaries on the one hand and any governmental regulatory body on the other hand, which dispute would reasonably be expected to materially interfere with the normal operations of the Company and its Subsidiaries.

4.10  Debt.  Without the prior written consent of Investor, the Company shall not create, incur, assume or suffer to exist Indebtedness of any description whatsoever, excluding:

(a) the Indebtedness evidenced by the Note and the other Loan Documents;

(b) the endorsement of negotiable instruments payable to the Company for deposit or collection in the ordinary course of business;

(c) trade payables incurred in the ordinary course of business;

(d) the Indebtedness listed on Schedule 3.1(l) hereto and any refinancings, refundings, renewals or extensions thereof, which do not increase the principal amount or shorten the maturity thereof, and the interest thereon;

(e) purchase money Indebtedness hereafter incurred by the Company to finance the purchase of fixed assets used in the Company’s business; provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $250,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and

(f) other Indebtedness relating to capitalized leases, financing of insurance premiums, capital expenditures and other unsecured Indebtedness incurred in the ordinary course of business, in an aggregate amount not to exceed, at any time, $500,000.

Without the prior written consent of Investor, the Company shall not permit any of its Subsidiaries to create, incur, assume or suffer to exist indebtedness of any description whatsoever.

4.11  Inconsistent Agreements.  Without the prior written consent of Investor, the Company shall not enter into, or permit any of its Subsidiaries to enter into, any agreement material in amount containing any provision which would be violated or breached by the performance by the Company of its respective Obligations hereunder or under any of the Loan Documents.

4.12  Modification of Charter.  Without the prior written consent of Investor, the Company will not amend, modify or change any provision of its certificate of incorporation, bylaws, or the terms of any class or series of its Capital Stock, other than in a manner that could not reasonably be expected to adversely affect Investor in its capacity as a holder of the Note.

4.13  Limitations on Layering.  Notwithstanding the provisions of Section 4.10, the Company shall not incur, or permit to exist, any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness and senior in any respect in right of payment to any Indebtedness arising under this Agreement and the Note.

4.14  Distributions.  Except for the acquisition of the Brantley Capital Shares, the Company will not, at any time, declare or make or incur any liability to declare or make any Distribution and will not permit any of its Subsidiaries to incur any liability with respect to any such Distributions. “Distribution” means (a) dividends or other distributions or payments on Capital Stock of the Company or (b) the redemption or acquisition of such Capital Stock (except when solely in exchange for such Capital Stock), unless made, contemporaneously, from the net cash proceeds of a sale of such Capital Stock; provided, however, that nothing herein shall prevent or prohibit the payment of “payable in kind” distributions on the Capital Stock of the Company as set forth in the Company’s certificate of incorporation. The Company will not permit any of its Subsidiaries to declare or pay dividends or other distributions or payments on its Capital Stock except to the Company. The Company will not permit any of its Subsidiaries to redeem or otherwise acquire any of its Capital Stock.

4.15  Affiliates.  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any material transaction or material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company’s and such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an affiliate.

ARTICLE 5

CLOSING; CONDITIONS TO CLOSING

5.1  Closing.  The purchase and sale of the Note shall take place at the offices of the Company, 1805 Old Alabama Road, Suite 350, Roswell, Georgia 33076 (the “Closing”) on the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in this Article 5 (other than any such conditions that by their terms cannot be satisfied until the Closing Date, which conditions shall be required to be so satisfied or waived on the Closing Date), unless another time or date is agreed to in writing by the parties hereto (the “Closing Date”). Conditions precedent set forth in Section 5.2 below may be waived solely by the Investor in its sole discretion.

Conditions precedent set forth in Section 5.3 below may be waived solely by the Company in its sole discretion. If the Agreement shall have been terminated pursuant to Section 8.1 hereof prior to the Closing Date, no Closing shall occur.

5.2  Conditions to Investor’s Obligations.  Investor’s obligations to purchase and pay for the Note at the Closing are subject to Investor determining, in its good faith discretion, that the following conditions have been satisfied (or Investor waiving in its sole discretion in writing the conditions that it has determined have not been satisfied), on or before the Closing Date:

(a) No Material Adverse Change.  Since June 30, 2006, there has not occurred a Material Adverse Change to the Company or any Acquisition Target.

(b) Representations, Warranties and Covenants.  Subject to the second sentence of this clause (b), the representations and warranties of the Company contained in Article 3 shall be true and correct in all material respects (without duplication of materiality qualifiers) on and as of the date when made and on and as of the Closing Date. The Company shall have delivered to the Investor all revisions to the representations in Sections 3.1(d), (g), (n), (o), (p), (q), (r), (s), (t), (v), (x), (y), and (aa) to give effect to the consummation of the Equity Investment and the acquisition of the Acquisition Targets, and such revisions shall be in form and substance satisfactory to the Investor in its good faith discretion. In addition, the Company will have performed, or shall have caused to be performed, all agreements, obligations and covenants required herein to be performed by it on or prior to the Closing Date. No Default or Event of Default occurring as a result of a breach of any covenant set forth in Article 4 shall exist as of the Closing Date determined as if this Agreement had been in full force and effect at all times from and after June 30, 2006.

(c) Consummation of the Equity Investment and the Acquisitions.  On or prior to the Closing Date, the Equity Investment and the acquisition of the Acquisition Targets shall have been consummated in accordance with the terms and conditions of the Equity Investment Documents, the applicable acquisition agreements and all applicable laws. On or prior to the Closing Date, the Company shall have delivered to the Investor pro forma financial statements of the Company and its Subsidiaries giving effect to the acquisition of the Acquisition Targets, the consummation of the Equity Investment and the Note Purchase, the closing of the Senior Indebtedness, the retirement of the Brantley Capital Shares and the conversion of the Brantley Notes, the Class B Common Stock and the Class C Common Stock, and such pro forma financial statements shall be satisfactory to the Investor.

(d) Consent of Third Parties, Governmental Authorities, etc.  The Company shall have presented evidence satisfactory to Investor to the effect that (i) all consents, waivers and amendments required in connection with the consummation of the transactions related to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby have been obtained, (ii) the transactions related to the Loan Documents shall not violate, or constitute or trigger the occurrence of a default or an event of default with respect to, any contractual obligations of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries is in violation of or default under or with respect to any of its material contractual obligations.

(e) Stockholder Approval.  The Company shall have received the Required Company Stockholder Approval for the consummation of the Note Purchase and the transactions contemplated by this Agreement on the terms and conditions approved by the Company Board Recommendation and such Company Stockholder Approval shall not be subject to any injunction or court, stock exchange or administrative proceeding challenging its legality, validity or effectiveness.

(f) Senior Financing and Intercreditor Agreements.  On or prior to the Closing Date, the Company shall have consummated a transaction with one or more Senior Lenders for the provision of not less than $6,500,000 of senior secured financing. The Company and Investor shall have entered into one or more Intercreditor Agreements with the Senior Lenders and the holders of certain Junior Indebtedness, on terms satisfactory to Investor, and each of the same shall be in full force and effect.

(g) Conversions; Repurchase.  On or before Closing, Brantley Partners IV, L.P. shall have converted the entire unpaid principal amount of, and any accrued but unpaid interest on, the Brantley Notes into shares of

Class A Common Stock. On or before Closing, the Company shall have acquired all of the Brantley Capital Shares and have retired the same and/or all of the outstanding shares of Class B Common Stock and Class C Common Stock shall have been either converted into shares of Class A Common Stock or otherwise redeemed, repurchased or purchased by the Company.

(h) Certain Documents.  Investor shall have received the following closing documents, in form and substance satisfactory to Investor, all of which shall, except as specified below, be fully executed originals, and shall be in full force and effect:

(i) the Note, duly executed by the Company, in form and substance satisfactory to the Investor; a Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Note;

(ii) the Warrant, duly executed by the Company; a Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Warrant;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) an opinion of the Company’s counsel, dated the Closing Date, as to the Loan Documents, in form and substance reasonably satisfactory to Investor;

(v) a certificate of the Secretary of State of Delaware as to the good standing of the Company in such jurisdiction dated as of a date within five (5) Business Days prior to the Closing Date;

(vi) a certificate, dated as of the Closing Date, of the secretary of the Company certifying (A) that the copies of the certificate of incorporation and the bylaws of the Company, attached thereto and as amended to date, are true, complete and correct, (B) that the copies of the resolutions of the directors of the Company, authorizing the transactions contemplated by this Agreement and each of the Loan Documents (including the issuance of the Note) are true, complete and correct, (C) as to the incumbency of each Person executing this Agreement and each of the Loan Documents on behalf of the Company, and (D) as to any other matters reasonably requested by Investor;

(vii) a certificate from an officer of the Company, in form and substance satisfactory to the Investor, with respect to the satisfaction of the requirements under Sections 5.2(a), (b), (c), (e), (f) and (g) above; and

(vii) such other documents as Investor may reasonably request in connection with this Agreement, and each such document shall be in form and substance reasonably satisfactory to Investor. All fees and expenses of Investor required to be paid pursuant to Section 9.2 hereof shall have been paid and all actions required under Section 2.5 hereof shall have been undertaken and completed. Any withdrawals or modifications referred to in Section 2.7(b) hereof shall be satisfactory to the Investor in its sole discretion.

5.3  Conditions to the Company’s Obligations.  The Company’s obligations to issue and sell the Note at the Closing are subject to the Company determining, in its reasonable discretion, that the following conditions have been satisfied (or the Company waiving in writing the conditions that it has determined have not been satisfied), on or before the Closing Date:

(a) Representations, Warranties and Covenants.  The representations and warranties of Investor contained in Article 3 shall be true and correct in all material respects (without duplication of materiality qualifiers) on and as of the Closing Date. In addition, Investor will have performed, or shall have caused to be performed, all agreements, obligations and covenants required herein to be performed by it on or prior to the Closing Date.

(b) Consummation of the Equity Investment.  On or prior to the Closing Date, the Equity Investment shall have been consummated in all material respects in accordance with the terms and conditions of the Equity Investment Documents and all applicable laws.

(c) Consent of Third Parties, Governmental Authorities, etc.  The Company shall have received evidence reasonably satisfactory to it to the effect that (i) all material consents, waivers and amendments required in connection with the consummation of the transactions related to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby have been obtained, (ii) the transactions related to the Loan Documents shall not violate, or constitute or trigger the occurrence of an event of default with respect to, any contractual obligations of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries is in violation of or default under or with respect to any of its material contractual obligations.

(d) Stockholder Approval.  The Company shall have received the Required Company Stockholder Approval for the consummation of the Note Purchase and the transactions contemplated by this Agreement on the terms and conditions approved by the Company Board Recommendation and such Company Stockholder Approval shall not be subject to any injunction or court, stock exchange or administrative proceeding challenging its legality, validity or effectiveness.

(e) Conversions; Repurchase.  On or before Closing, Brantley Partners IV, L.P. shall have converted the entire unpaid principal amount of, and any accrued but unpaid interest on, the Brantley Notes into shares of Class A Common Stock. On or before Closing, the Company shall have acquired all of the Brantley Capital Shares and have retired the same and/or all of the outstanding shares of Class B Common Stock and Class C Common Stock shall have been either converted into shares of Class A Common Stock or otherwise redeemed, repurchased or purchased by the Company.

(f) Certain Documents.  The Company shall have received the following closing documents, in form and substance satisfactory to the Company, all of which shall, except as specified below, be fully executed originals, and shall be in full force and effect:

(i) the Registration Rights Agreement, duly executed by the Investor; and

(ii) such other documents as the Company may reasonably request in connection with this Agreement, and each such document shall be in form and substance reasonably satisfactory to the Company.

ARTICLE 6

DEFAULT AND REMEDIES

6.1  Events of Default.  The occurrence of any of the following shall constitute an Event of Default hereunder:

(a) Default in the payment of:

(i) Any principal of or premium on the Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and such Default continues unremedied for a period of three (3) Business Days; or

(ii) Any interest on the Note or any other amount (other than an amount referred to in (i) above) due under any of the Loan Documents, when and as the same becomes due and payable, and such Default continues unremedied for a period of three (5) Business Days;

(b) Any representation or warranty by the Company as to any matter hereunder or under any of the other Loan Documents, or delivery by any of the Company of any schedule, statement, resolution, report, certificate, notice, instruction or writing to or furnished to Investor is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

(c) Default shall occur in the performance of (i) any of the covenants or agreements of the Company contained in Sections 4.2, 4.6, 4.8, or 4.12 or (ii) any other covenants or agreements of the Company contained herein or in any of the other Loan Documents and, in the case of clause (ii) above, such failure shall continue for 30 days after the earlier of (a) written notice thereof has been given by Investor to the Company and (b) any officer of the Company knows or reasonably should have known of such failure;

(d) Any of the following events shall have occurred with respect to the Company or any of its Subsidiaries: (i) the Company or any of its Subsidiaries shall have made an assignment for the benefit of its creditors; (ii) the Company or any of its Subsidiaries shall have admitted in writing its inability to pay its debts as they become due; (iii) the Company or any of its Subsidiaries shall have filed a voluntary petition in bankruptcy; (iv) the Company or any of its Subsidiaries shall have been adjudicated bankrupt or insolvent; (v) the Company or any of its Subsidiaries shall have filed any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable law pertinent to such circumstances; (vi) the Company or any of its Subsidiaries shall have filed or shall file any answer admitting or not contesting the material allegations of a bankruptcy, insolvency or similar petition filed against the Company; (vii) the Company or any of its Subsidiaries shall have sought or consented to, or acquiesced in, the appointment of any trustee, receiver, or liquidator of it or of all or any substantial part of its properties; (viii) 60 days shall have elapsed after the commencement of an action against the Company or any of its Subsidiaries seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable law without such action having been dismissed or without all orders or proceedings thereunder affecting the operations or the business of the Company or such Subsidiary having been stayed, or if a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (ix) 60 days shall have expired after the appointment, without the consent or acquiescence of the Company or any of its Subsidiaries, of any trustee, receiver or liquidator of the Company or such Subsidiary or of all or any substantial part of the assets and properties of the Company or such Subsidiary without such appointment having been vacated.

(e) The occurrence with respect to the Company or any of its Subsidiaries of any action initiating, or any event that results in, the dissolution, liquidation, winding up or termination of the Company or such Subsidiary;

(f) Any judgment in excess of $500,000, to the extent not fully paid or discharged (excluding any portion thereof that is covered by an insurance policy issued by an insurance company of recognized standing and creditworthiness which has acknowledged the coverage of such policy with respect to such judgment) is rendered against the Company or any of its Subsidiaries, and the same shall remain undischarged for a period of 21 consecutive days during which execution is not effectively stayed, or any action is legally taken by a judgment creditor to levy upon assets or properties of the Company or any of its Subsidiaries to enforce any such judgment;

(g) Any event of default shall occur under the documents evidencing the Senior Indebtedness, where such event of default results in the acceleration of the Senior Indebtedness; any default in the performance of or compliance with any term of any evidence of any documents or instruments evidencing the Junior Indebtedness or any other Indebtedness (other than Senior Indebtedness), which Junior Indebtedness or other Indebtedness has an aggregate outstanding principal amount of at least $250,000, and such default shall have continued beyond the expiration of any applicable grace period provided for in the documents evidencing such Junior Indebtedness or such other Indebtedness.

6.2  Acceleration of Maturity; Remedies.  Upon the occurrence and during the continuance of any Event of Default (a) specified in Sections 6.1(d) or 6.1(e), the Note shall automatically become immediately due and payable, together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, (b) specified in Section 6.1(a), Investor may, at its option, declare by notice in writing to the Company that the Note to be, and the Note shall thereupon be and become, immediately due and payable, together with interest accrued thereon without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and (c) if such event is an Event of Default (other than under an Event of Default under any of Sections 6.1(a), 6.1(d) or 6.1(e)), Investor may, at its option, declare by notice in writing to the Company the Note to be, and the Note shall thereupon be and become, immediately due and payable, together with interest accrued thereon without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the Indebtedness evidenced by the Note:

(a) Investor shall be immediately entitled to exercise any and all rights and remedies possessed by Investor pursuant to the terms of the Note and all of the other Loan Documents; and

(b) Investor shall have any and all other rights and remedies that Investor may now or hereafter possess at law, in equity or by statute.

6.3  Remedies Cumulative; No Waiver.  No right, power or remedy conferred upon or reserved to Investor by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Investor to exercise any right, power or remedy accruing upon the occurrence and during the continuance of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to Investor may be exercised from time to time and as often as may be deemed expedient by Investor.

6.4  Proceeds of Remedies.  Any or all proceeds resulting from the exercise of any or all of the foregoing remedies shall be applied as set forth in the Loan Document(s) providing the remedy or remedies exercised, if none is specified, or if the remedy is provided by this Agreement, then as follows:

First, to the costs and expenses, including without limitation reasonable attorneys’ fees and disbursements, incurred by Investor in connection with the exercise of its remedies;

Second, to the reasonable expenses of curing the Default that has occurred, in the event that Investor elects, in its sole discretion, to cure the Default that has occurred;

Third, to the payment of the Obligations under the Loan Documents of the Company, including but not limited to the payment of the principal of and interest on the Indebtedness evidenced by the Notes, in such order of priority as Investor shall determine in its sole discretion; and

Fourth, the remainder, if any, to the Company or to any other Person lawfully thereunto entitled.

ARTICLE 7

INDEMNIFICATION; SURVIVAL

7.1  General Indemnification.

(a) The Company, without limitation as to time, will defend and indemnify Investor and its officers, directors, managers, employees, attorneys and agents (each, an “Indemnified Party”) against, and hold each Indemnified Party harmless from, all losses, claims, damages, liabilities, costs (including the costs of preparation and attorneys’ fees and expenses) (collectively, the “Losses”) incurred by any Indemnified Party as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by the Company herein or (B) any breach of any covenant, agreement or Obligation of the Company contained in any of the Loan Documents, other than in either case any Losses resulting from action on the part of such Indemnified Party to the extent they are a result of such party’s gross negligence or willful misconduct. The Company agrees to reimburse each Indemnified Party promptly for all such Losses as they are incurred by such Indemnified Party in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom. The obligations of the Company under this paragraph will survive any transfer of the Note and the termination of this Agreement. In the event that the foregoing indemnity is unavailable or insufficient to hold an Indemnified Party harmless, then the Company will contribute to amounts paid or payable by such Indemnified Party in respect of such Indemnified Party’s Losses in such proportions as appropriately reflect the relative benefits received by and fault of the Company and such Indemnified Party in connection with the matters as to which such Losses relate and other equitable considerations.

(b) If any action, proceeding or investigation is commenced, as to which any Indemnified Party proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by such Indemnified Party to notify the Company shall not relieve the Company from its obligations hereunder except to the extent the Company is prejudiced thereby. The Company shall be entitled to assume the defense of any such action, proceeding or investigation, including the employment of counsel and the payment of all fees and expenses. The Indemnified Party shall have the right to employ separate counsel in connection with any such action, proceeding or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party, unless (A) the Company has failed to assume the defense and employ counsel as provided herein, (B) the Company has agreed in writing to pay such fees and expenses of separate counsel or (C) an action, proceeding, or investigation has been commenced against both the Indemnified Party and/or the Company and representation of both the Company and the Indemnified Party by the same counsel would be inappropriate because of actual or potential conflicts of interest between the parties. In the case of any circumstance described in clauses (A), (B) or (C) of the immediately preceding sentence, the Company shall be responsible for the reasonable fees and expenses of such separate counsel; provided, however, that the Company shall not in any event be required to pay the fees and expenses of more than one separate counsel (and, if deemed necessary by such separate counsel, appropriate local counsel who shall report to such separate counsel) for all Indemnified Parties. The Company shall be liable only for settlement of any claim against an Indemnified Party made with the Company’s written consent. Nothing in this Section 7.1 shall affect, limit or prejudice the obligations, undertakings and liabilities of the Company to pay all amounts owing under the Note and all other Obligations under this Agreement and the other Loan Documents in accordance with the terms thereof and hereof.

7.2  Limitation of Damages.  Neither Investor nor the Company shall in any event be liable to the other party for special or consequential damages arising from this Agreement or otherwise related to the Obligations under the Loan Documents.

7.3  Survival.  All representations, warranties, covenants and agreements contained herein or made in writing by the Company or Investor in connection herewith (except as specifically set forth herein) shall survive the execution and delivery of this Agreement and other Loan Documents.

ARTICLE 8

TERMINATION

8.1  Termination.  This Agreement and the transactions contemplated under it may be terminated and abandoned at any time prior to the Closing (notwithstanding the Company’s receipt of the Required Company Stockholder Approval):

(a) by mutual consent in writing of the Company and Investor;

(b) (i) by the Investor, if there has been a breach of any covenant of the Company hereunder, or a breach of any of the representations and warranties of the Company made in Section 3.1 of this Agreement, or the failure of any condition to Closing set forth in Section 5.2 hereof, or (ii) by the Company if there has been a breach of any covenant of the Investor hereunder, a breach of any of the representations and warranties of the Investor made in Section 3.2 of this Agreement or a failure of any of the conditions to Closing set forth in Section 5.3 hereof;

(c) by Investor, if Investor shall have determined, in its good faith discretion, in connection with the completion of its due diligence review of the Company and the Acquisition Targets that the Company, after giving effect to such acquisitions and the Equity Investment, is not creditworthy;

(d) by the Company or Investor, if there shall be any law of any competent Governmental Authority that makes consummation of the transactions contemplated hereby, illegal or otherwise prohibited or if any order of any competent Governmental Authority prohibiting such transactions is entered and such order shall become final and non-appealable; and

(e) by the Investor if the Closing shall have not occurred on or prior to December 31, 2006 for any reason whatsoever other than Investor breaching any of its undertakings hereunder or acting in bad faith.

8.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement, except for the provisions of this Section 8.2, Article 7 and Section 9.2, shall become void and have no effect, without any liability on the party of any party to this Agreement or their respective directors, officers, or stockholders. Notwithstanding the foregoing, nothing in this Section 8.2 shall relieve any party to this Agreement of liability for willful breach; provided, however, that if it shall be finally judicially determined that termination of this Agreement was caused by a willful breach of this Agreement, then, as the sole remedy of any party aggrieved by such breach (all other liability being hereby irrevocably waived by such aggrieved party and such aggrieved party hereby agrees not to assert any such other liability or any claim in connection therewith), the party to this Agreement found to have intentionally breached this Agreement shall indemnify and hold harmless such aggrieved party for the out-of-pocket costs, fees and expenses of its counsel, accountants, financial advisors and other experts and advisors incurred in connection with, as well as its other out-of-pocket fees and expenses directly incident to, the negotiation, preparation and execution of this Agreement and related documentation and the stockholders’ meeting. The Company agrees that any determination by the Investor to terminate this Agreement by virtue of the Investor’s determination, in good faith, that the Company is not creditworthy shall not give rise to any action by the Company for wrongful termination of this Agreement.

ARTICLE 9

MISCELLANEOUS

9.1  Successors and Assigns Included in Parties.  Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors in title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of Investor shall bind and inure to the benefit of their respective heirs, legal representatives, successors in title and assigns, whether so expressed or not.

9.2  Costs and Expenses.  The Company agrees (a) to pay upon demand all reasonable out-of-pocket costs and expenses of Investor in connection with (i) Investor’s due diligence investigation in connection with, and the preparation, negotiation, execution, delivery of, this Agreement and the other Loan Documents, and any amendment, modification or waiver hereof or thereof or consent with respect hereto or thereto and (ii) the administration, monitoring and review of the Note (including, without limitation, reasonable out-of-pocket expenses for travel, meals, long distance telephone calls, wire transfers, facsimile transmissions and copying and with respect to the engagement of appraisers, consultants, auditors or similar Persons by Investor at any time, whether before or after the Closing Date, to render opinions concerning the Company’s financial condition), (b) to pay upon demand all reasonable out of pocket costs and expenses of Investor in connection with (x) any refinancing or restructuring of the Note Purchase, whether in the nature of a “work out,” in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, and (y) any amendments, waivers, or extensions and (z) the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any of the other Loan Documents, whether in any action, suit or proceeding (including any bankruptcy or insolvency proceeding) or otherwise, and (c) to pay and hold Investor harmless from and against all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties, and any finder’s or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by Investor), that may be payable in connection with the transactions contemplated by this Agreement and the other Loan Documents. All such costs or expenses shall constitute a part of the Obligations under the Loan Documents.

9.3  Assignment.

(a) Investor may not assign this Agreement or any rights or obligations hereunder, other than to affiliates of Investor, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed, provided that any permitted transferee shall agree in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to Investor. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, except pursuant to a merger, recapitalization or other business combination transaction in which the surviving entity is a United States entity and agrees in writing to assume all of the covenants, liabilities and obligations of the Company hereunder and with respect to which the Investor shall have reasonably determined that such surviving entity has the same or better credit standing than the Company and provided that, in any case, no other Default or Event of Default shall then exist and no blockage, standstill or other similar event shall have been thereby triggered and still exist in any Intercreditor Agreement with respect to any Senior Indebtedness. Any assignment contrary to the terms hereof is null and void and of no force and effect. Notwithstanding the foregoing, nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.

(b) The Company shall keep at its principal executive office a register for the registration of transfers of the Note. The name and address of the holder of the Note, each transfer thereof and the name and address of each transferee thereof shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name the Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. Subject to compliance with applicable restrictions on transfer pursuant to federal and state securities laws, upon surrender of the Note at the principal executive office of the Company for registration of transfer (duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of the transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), a new Note (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note (which shall include all capitalized interest with respect thereto to the extent such interest has not already been represented by the issuance of a new Note). Subject to the requirements set forth above in this Section 9.3, each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the old Note being so replaced. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of the Note.

9.4  Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and Obligation of the Company hereunder and under all of the other Loan Documents.

9.5  Severability.  If any provision(s) of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

9.6  Interest and Charges Not to Exceed Maximum Allowed by Law.  Anything in this Agreement, the Note or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Note, acceleration of the maturity of the unpaid balance of the Note or otherwise, shall the interest and other charges agreed to be paid to Investor for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by the Company in respect of the Indebtedness evidenced by the Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Investor that exceed such maximum amounts shall be applied to the reduction of the principal balance of the Indebtedness evidenced by the Note and/or refunded to the Company so that at no time shall the interest or loan charges paid or payable in respect of the Indebtedness evidenced by the Note exceed the maximum amounts permitted from time to time by applicable law.

9.7  Article and Section Headings; Defined Terms.  Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

9.8  Notices.  Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as

Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy (delivery receipt confirmed) or two (2) Business Days after the date of mailing (or the next Business Day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

The address of Investor is:

Phoenix Life Insurance Company
c/o Phoenix Investment Management, LLC
56 Prospect Street
Hartford, CT 06115
Attention: Paul Chute, Managing Director
Facsimile: (860) 403-7248

with a copy to:

Ober Kaler Grimes & Shriver, P.C.
120 East Baltimore Street
Baltimore, Maryland 21202
Attention: Jeffrey S. Kuperstock, Esq.
Facsimile: (410) 547-0699

The address of the Company is:

Orion HealthCorp, Inc.
1805 Old Alabama Road, Suite 350
Roswell, Georgia 33076
Attention: Terrence L. Bauer
Facsimile: (678) 832-1888

with a copy to:

Benesch Friedlander Coplan & Aronoff LLP
2300 BP Tower
200 Public Square
Cleveland, Ohio 44114
Attention: Ira C. Kaplan, Esq.
Facsimile: (216) 363-4588

9.9  Entire Agreement.  This Agreement and the other written agreements between the Company and Investor represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Obligations under the Loan Documents, the provision of this Agreement shall control. The execution and delivery of this Agreement and the other Loan Documents by the Company were not based upon any fact or material provided by Investor, nor was the Company induced or influenced to enter into this Agreement or the other Loan Documents by any representation, statement, analysis or promise by Investor.

9.10  Governing Law; Amendment or Waiver.

(a) This Agreement shall be construed and enforced under the laws of the State of New York without regard to conflicts of laws.

(b) This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the prior written consent of Investor to such amendment, action or omission to act.

9.11  Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile and by PDF transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

9.12  Construction and Interpretation.  Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, Investor and their respective agents have participated in the preparation hereof.

9.13  Consent to Jurisdiction; Exclusive Venue.  THE COMPANY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ALL STATE COURTS SITTING IN NEW YORK CITY FOR THE PURPOSE OF ANY LITIGATION TO WHICH INVESTOR MAY BE A PARTY AND WHICH CONCERNS THIS AGREEMENT OR THE OBLIGATIONS UNDER THE LOAN DOCUMENTS. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN NEW YORK CITY, UNLESS INVESTOR AGREES TO THE CONTRARY IN WRITING. THE COMPANY WAIVES ANY OBJECTION BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY COMPLYING WITH THE PROVISIONS FOR GIVING NOTICE AS SET FORTH IN THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY INVESTOR OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

9.14  Waiver of Trial by Jury.  INVESTOR AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

9.15  No Setoffs, etc.  All payments hereunder and under the Note shall be made by the Company without setoff, offset, deduction or counterclaim, free and clear of all taxes, levies, imports, duties, fees and charges, and without any withholding, restriction or conditions imposed by any governmental authority. If the Company shall be required by any law to deduct, setoff or withhold any amount from or in respect of any payment to Investor hereunder or under the Notes, then the amount so payable to Investor shall be increased as may be necessary so that, after making all required deductions, setoffs and withholdings, Investor shall receive an amount equal to the sum it would have received had no such deductions, setoffs or withholding been made.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

THE COMPANY:

ORION HEALTHCORP, INC., a Delaware
corporation

By:	/s/ Terrence L. Bauer
Name: Terrence L. Bauer
Title: President and Chief Executive Officer

INVESTOR:

PHOENIX LIFE INSURANCE
COMPANY, a New York corporation

By:	/s/ John H. Beers
Name: John H. Beers
Title: Vice President

Annex C

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into this 8th day of September, 2006 by and among (i) Rand Medical Billing, Inc. a California corporation (“Rand”), (ii) Marvin I. Retsky, M.D. (“Retsky”), the sole stockholder of Rand and (iii) Orion HealthCorp Inc., a Delaware corporation (“Purchaser”), (Purchaser, Retsky and Rand are each a “Party” and are collectively the “Parties”).

RECITALS:

WHEREAS, Retsky owns one hundred percent of the issued and outstanding shares of capital stock of Rand; and

WHEREAS, Retsky desires to sell to Purchaser, and Purchaser desires to purchase from Retsky, the Shares (as defined below) owned by Retsky, all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements, and subject to the terms and conditions, set forth herein, the parties agree as follows:

ARTICLE I

PURCHASE OF SHARES

1.1	Sale of Shares

Upon the terms and subject to the conditions in this Agreement, Purchaser will purchase, and Retsky will convey, transfer, assign and deliver to Purchaser, free and clear of all Encumbrances (as defined below), on the Closing Date (as defined below), the number of the shares of capital stock of Rand set forth opposite his name on Schedule 1.1 attached hereto (the “Shares”), which represents all of the issued and outstanding shares of capital stock of Rand.

1.2	Method and Conveyance of Transfer

The conveyance and transfer of the Shares will be effected by delivery of all certificates evidencing the Shares, duly endorsed in blank by Retsky, or such other instruments of transfer as are reasonably acceptable to Purchaser in each case, vesting in Purchaser good and marketable title to the Shares, free and clear of all Encumbrances.

ARTICLE II

PURCHASE PRICE

2.1	Purchase Price

Purchaser agrees to pay Retsky, Nine Million Three Hundred Sixty Five Thousand Three Hundred Thirty Three Dollars ($9,365,333) (the “Purchase Price”) for the Shares. The Purchase Price will be subject to possible adjustments pursuant to future revenue results and possible Losses subject to indemnification. The Purchase Price shall be paid as follows:

(a) Cash Down.  At the Closing, Purchaser will pay Retsky, by wire transfer of immediately available funds to an account specified by Retsky, an amount equal to Six Million Eight Hundred Thousand Dollars ($6,800,000) (the “Cash Down Payment”);

(b) Promissory Note.  At the Closing, Purchaser will execute and deliver to Retsky a promissory note in the original principal amount of One Million Three Hundred Sixty Five Thousand Three Hundred Thirty Three Dollars ($1,365,333), in substantially the form attached hereto as Exhibit A (the “Promissory Note”);

(c) Cash Escrow.  At the Closing, Purchaser will deliver to City National Bank, or such other escrow agent as mutually agreed to by the parties located in the State of California, (the “Escrow Agent”) for deposit into an interest-bearing escrow account (“Cash Escrow Account”), by wire transfer of immediately available funds, an amount equal to Six Hundred Thousand Dollars ($600,000) (the “Escrow Amount”) to be held pursuant to the terms of an Escrow Agreement between Retsky, Purchaser and Escrow Agent (the “Escrow Agreement”);

(d) Stock Shares Issued.  At the Closing, Purchaser will deliver to Escrow Agent a stock certificate for the number of shares of Class A common stock of Purchaser (the “Common Stock”) equal in value to Six Hundred Thousand Dollars ($600,000). For purposes of calculating the average price per share (the “Closing Date Price Per Share”) for the Common Stock to be delivered pursuant to this Section 2.1(d) at the Closing, the price per share shall be the price of the Common Stock for the twenty (20) day period immediately prior to the Closing Date. The number of shares of Common Stock delivered in satisfaction of the Stock Consideration portion of the Purchase Price shall be determined by dividing Six Hundred Thousand Dollars ($600,000) by the Closing Date Price Per Share (the “Stock Consideration”). The number of shares of Common Stock included in the Purchase Price shall be adjusted to reflect any subsequent stock split, reverse split or reclassification, or the like.

2.2	Methods and Definitions

(a) Gross Revenue Targets and Definitions.

(i) The calendar 2007 minimum gross revenue target is Six Million Three Hundred Forty Nine Thousand Two Hundred and Six Dollars ($6,349,206) (“2007 Minimum Revenue Target”).

(ii) The calendar 2008 minimum gross revenue target is Nine Million Six Hundred Thousand Dollars ($9,600,000) (“2008 Minimum Revenue Target”).

(iii) The last day of the financial period that will be used for determining the revenue levels achieved shall be referred to as the “Reporting Date”.

(b) Determination of Gross Revenue.  Within sixty (60) days following the Reporting Dates set forth in Sections 2.3 and 2.4 below, Purchaser will deliver a written notice to Retsky (“Revenue Notice”) detailing the Gross Revenue (as defined below) of Rand for the 12 month period ended on the Reporting Date, (such amount as finally determined in accordance with this Section 2.2(b), the “Actual Gross Revenue”). If Retsky objects to the calculation of Gross Revenue in the Revenue Notice, he shall notify Purchaser within thirty (30) days following receipt of such Revenue Notice, setting forth in specific detail the basis for such objection (the “Objection Notice”). If Retsky fails to deliver the Objection Notice within such time period, the Actual Gross Revenue shall be as set forth in the Revenue Notice. If an Objection Notice is delivered within the required period, then Purchaser and Retsky shall use their respective best efforts to reach agreement as to any such proposed adjustment to Gross Revenue detailed in such Objection Notice. If Purchaser and Retsky are unable to resolve any such dispute within thirty (30) days of Purchaser’s receipt of the Objection Notice, then Purchaser and Retsky shall select a regionally recognized independent accounting firm (“Accounting Firm”) mutually acceptable to the parties to resolve said dispute. In the event Purchaser and Retsky cannot agree on a mutually acceptable Accounting Firm, Purchaser and Retsky each shall select a regionally recognized independent accounting firm and the two accounting firms so selected shall select the Accounting Firm. Purchaser and Retsky shall use commercially reasonable efforts to cause a report to be rendered by the Accounting Firm within thirty (30) days of its appointment. The determination of the Accounting Firm shall be final and binding on Retsky and Purchaser. The costs and expenses of the Accounting Firm will be shared equally by Purchaser and Retsky. For purposes of this Agreement, “Gross Revenue” means revenue recognized in accordance with generally accepted accounting principles (“GAAP”) used by Purchaser in preparing its consolidated financial statements.

2.3	2007 Actual Gross Revenue Calculation

For purposes of this Agreement, the Actual Gross Revenue for the period ending December 31, 2007 (the “2007 Actual Revenue”) will be equal to the Actual Gross Revenue, based upon a Reporting Date of December 31, 2007, as determined pursuant to the methods set forth in Section 2.2(b) above.

(a) Early Escrow Release.  If the 2007 Actual Revenue equals or exceeds the 2007 Minimum Revenue Target and the amount of the aggregate Losses, as defined in Article X subject to indemnification by Retsky, is less than the Threshold amount defined in Section 10.2, then, within thirty (30) days following the final determination of the 2007 Actual Revenue, Purchaser and Rand shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to take the following actions:

(i) Release the balance of the funds held in the Cash Escrow Account (including any accrued interest) to Retsky.

(ii) Release the balance of the Stock Consideration held in escrow pursuant to Section 2.1(d) to Retsky.

(b) Escrow Release Postponed.  If the 2007 Actual Revenue is less than the 2007 Minimum Revenue Target, then the Cash Escrow Account and the Stock Consideration will not be released by the Escrow Agent and the Purchase Price will be subject to the adjustments set forth in Section 2.4 below and not pursuant to Section 2.3.

(c) Partial Escrow Release.  If the 2007 Actual Revenue is greater than the 2007 Minimum Revenue Target, but if the amount of the aggregate Losses as defined in Article X, subject to indemnification by Retsky, is more than or equal to the Threshold amount defined in Section 10.2, then the Cash Escrow Account and the Stock Consideration will in that order be reduced by the amount of the aggregate Losses as defined in Article X, subject to indemnification by Retsky, with the balance of the funds held in the Cash Escrow Account if any (including any accrued interest) and the balance of the Stock Consideration held in Escrow pursuant to Section 2.1(d), if any paid to Retsky. For purposes herein, the price per share shall be determined in the manner set forth in Section 2.4(d)(vi) using December 31, 2007 as the date and not December 31, 2008.

2.4	2008 Purchase Price Adjustment

For purposes of this Agreement, the Actual Gross Revenue for the period ending December 31, 2008 (the “2008 Actual Revenue”) will be equal to the Actual Gross Revenue, based upon a Reporting Date of December 31, 2008, as determined pursuant to the method set forth in Section 2.2(b) above. Subsections (a) through (d) define the four possible outcomes and the respective actions to be taken:

(a) Revenue Exceeds 2008 Minimum Revenue Target.  If the 2008 Actual Revenue is equal to or greater than the 2008 Minimum Revenue Target then, subject to Section 2.5 below, (i) Purchaser and Retsky shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to take the actions described in Section 2.3(a) provided that these actions were not previously taken in compliance with Section 2.3(a) above (ii) Purchaser will proceed to pay the balance due on the Promissory Note (Section 2.1(b)) in five equal monthly installments beginning March 1, 2009. In this case the Purchase Price equals the amount stated in Section 2.1.

(b) Revenue Exceeds 2007 Minimum Revenue Target.  If the 2008 Actual Revenue is less than the 2008 Minimum Revenue Target but is equal to or greater than the 2007 Minimum Revenue Target, then, subject to Section 2.5 below, Purchaser and Retsky shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to take the actions described in Section 2.3(a), provided that these actions were not previously taken in compliance with Section 2.3(a). In addition, the total amount due on the Promissory Note will be computed subject to the following adjustment:

(i) An adjustment factor will be computed, as follows: the 2007 Minimum Revenue Target amount will be subtracted from the 2008 Actual Revenue with the remainder then divided by Three Million Two Hundred Fifty Thousand Seven Hundred Ninety Four Dollars ($3,250,794) (“Promissory Note Adjustment Factor”), provided, however the Promissory Note Adjustment Factor cannot be greater than one (1).

(ii) The adjusted amount of the Promissory Note will be determined by multiplying the Promissory Note Adjustment Factor by original amount of the Promissory Note (the “Adjusted Promissory Note Obligation”). The Adjusted Promissory Note Obligation will be the full Purchaser obligation with regard to the Promissory Note, and such amount will be due and payable in five equal monthly installments beginning March 1, 2009. At Purchasers’ request Retsky will return the Promissory Note to Purchaser for cancellation and Purchaser will execute and deliver a new Promissory Note to Retsky for the amount of the Adjusted Promissory Note Obligation.

(iii) In this case the Purchase Price equals the amount stated in Section 2.1 less the amount by which the Promissory Note was reduced in this Section 2.4(b).

(c) 2007 Minimum Revenue Target Previously Met but 2008 Revenue is Under 2007 Minimum Revenue Target.  If in accordance with Section 2.3(b), the 2007 Minimum Revenue Target was previously equaled or exceeded, but the 2008 Actual Revenue is less than the 2007 Minimum Revenue Target, the Promissory Note will be marked canceled with no payment due and returned to Purchaser, thereby reducing the amount of the Purchase Price stated in Section 2.1 by the full amount of the Promissory Note.

(d) Revenue is Under 2007 Minimum Revenue Target.  If the 2007 Actual Revenue was not equal to or greater than the 2007 Minimum Revenue Target and the release of the cash and shares was postponed in accordance with Section 2.3(b) and the 2008 Actual Revenue is less than the 2007 Minimum Revenue Target, then, subject to Section 2.5 below, the following procedures will be used to adjust the Purchase Price:

(i) The Promissory Note will be marked canceled with no payment due and returned to Purchaser.

(ii) An adjustment factor will be computed taking the 2008 Actual Revenue amount and dividing it by the 2007 Minimum Revenue Target amount (the “2008 Reduction Ratio”).

(iii) The Purchase Price will be adjusted downward to a number computed by multiplying Eight Million Dollars ($8,000,000) by the 2008 Reduction Ratio.

(iv) Following the above calculation steps, an adjustment amount will be computed by subtracting the Purchase Price from the Eight Million Dollars ($8,000,000) (the “Purchase Price Shortfall”).

(v) The Purchase Price Shortfall will be first allocated to reduce the amount due to Retsky from the Cash Escrow Account, with the amount of this reduction being due to Purchaser. When this calculation is complete, Purchaser and Retsky shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release the funds held in the Cash Escrow Account by the Escrow Agent to Retsky and Purchaser, according to the above calculations.

(vi) If the Purchase Price Shortfall exceeds the amount in the Cash Escrow Account, the excess amount (the “Remaining Losses”) will be deducted from the Stock Consideration being held in escrow. The price per share (“Price Per Share”) shall be determined by using the average of the closing sale price of Purchaser’s Common Stock as reported by the American Stock Exchange (“AMEX”) or any other national securities exchange in which the Common Stock is then listed for the previous twenty (20) trading days on which it shall have traded ending on the last trading day immediately prior to December 31, 2008. Provided, however, that if the Common Stock is not then listed or admitted to trading on any national securities exchange then the Price Per Share will be the average of the closing bid and asked prices of Common Stock as shown by the National Association of Securities Dealers, Inc (“NASD”) automated quotation system or the over-the-counter market for the previous twenty (20) trading days on which it shall have traded ending on the last trading day immediately prior to December 31, 2008. The number of shares to be deducted from the Stock Consideration will be determined by dividing the amount of the Remaining Losses by the Price Per Share. Purchaser and Retsky shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release the stock certificate to Purchaser for replacement with a new stock certificate with a revised number of shares, subtracting those shares that offset the amount of the Remaining Losses. This revised stock certificate will then be immediately delivered to Retsky by Purchaser. Notwithstanding the foregoing, Retsky shall have, at its option, the right to pay the amount of the Remaining Losses in cash by December 31, 2008, thereby eliminating the need to forfeit any of the Stock Consideration.

(vii) If the Purchase Price Shortfall exceeds the value of the Stock Consideration being held in escrow, there will be no obligation on the part of Retsky to return any portion of the Cash Down Payment relative to the future revenue results obtained by Purchaser. In this case, the Escrow Agent will release the Stock Consideration and the Cash Escrow Account to Purchaser.

2.5	Effects of Indemnification by Retsky

The terms, definitions and methods described in this Article II apply to the Purchase Price, and adjustments to the Purchase Price that may be necessary if the 2008 Minimum Revenue Target is not achieved. At the point where the 2008 Purchase Price Adjustment calculations have been completed, if aggregate Losses, as defined in Article X, exceed the Threshold, after taking into consideration adjustments that have previously been made under Section 2.3(c), above the amount of the additional aggregate Losses will be deducted from the above payments of cash and stock before the actual release of the contents of the escrow accounts and before the Promissory Note is paid. The amount of the aggregate Losses will be deducted first from any amounts due on the Promissory Note, second from amounts available in the Cash Escrow Account and third, to the extent possible, by a reduction in the number of shares held in escrow as the Stock Consideration using the method described in Section 2.4(e)(vi) to determine the number of shares to be removed and returned to Purchaser.

2.6	Excess Accounts Receivable Purchase Price Adjustment

The Purchase Price may be increased if there is an excess amount of the cash collected for the accounts receivables of Rand (the “Excess A/R”) between October 1, 2006 and through the close of business on December 31, 2006 (“Collection Period”). The method for computing the Excess A/R will be as follows: (a) cash received from the payment of accounts receivables of Rand during the Collection Period less (b) the sum of (i) the actual expenses incurred by Rand for the items set forth on Schedule 2.6 during such Collection Period and (ii) Three Thousand Six Hundred Twenty Three Dollars and Eighteen Cents ($3,623.18) times the number of days between the Closing Date and December 31, 2006. The amount of any Excess A/R, if any, will be paid by Purchaser to Retsky in four equal monthly payments beginning February 1, 2007.

ARTICLE III

CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Purchaser at 1805 Old Alabama Road Suite 350, Roswell, GA 30076 on October 31, 2006, at 10:00 a.m. Eastern Standard Time after the satisfaction or waiver of the conditions set forth in this Article VI and VII (other than any such conditions that by their terms cannot be satisfied until the Closing Date, which conditions shall be required to be so satisfied or waived on the Closing Date) or such other place or date mutually agreeable to the Parties (the “Closing Date”). The Parties will use commercially reasonable efforts to cause the Closing to occur as soon as practicable. If the Closing has not taken place by such date by reason of the failure of fulfillment of any condition or conditions contained in this Agreement then either Party may extend the Closing for sixty (60) days to permit fulfillment of such condition or conditions. The Closing shall be effective as of 12:01 A.M. E.S.T. on the Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF RAND AND RETSKY

Retsky and Rand, jointly and severally, represent and warrant to Purchaser that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), as follows:

4.1	Organization, Power and Authority; Subsidiaries

(a) Validly Existing Corporation.  Rand is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own or lease its properties, to carry on its business as it is now being conducted and to enter into this Agreement and all other agreements contemplated hereby and to perform its obligations hereunder and thereunder. Rand is legally qualified to transact business as a foreign corporation in each of the jurisdictions in which it is required to be so qualified, and it is in good standing in each of the jurisdictions in which it is so qualified and each such jurisdiction is listed on Schedule 4.1.

(b) Capitalization.  The authorized capital stock of Rand and the number of shares of each class of capital stock issued and outstanding of Rand is as set forth on Schedule 4.1(b). All of the issued and outstanding shares of Rand have been duly authorized, validly issued, fully paid and are nonassessable and are not subject to, and were not issued in violation of, any preemptive rights or any applicable securities laws and regulations. There are no outstanding or authorized offers, subscriptions, conversion rights, options, warrants, rights, convertible or exchangeable securities, stock appreciation, phantom stock, profit participation, understandings, claims of any character, obligations or other agreements or commitments of any nature, whether formal or informal, firm or contingent, written or oral, relating to the capital stock of, or other equity or voting interest in, Rand, pursuant to which Rand is or may become obligated to: (i) issue, deliver, sell or transfer, or cause to be issued, delivered, sold or transferred, any shares of the capital stock or other ownership or voting interests in or securities of Rand (whether debt, equity, or a combination thereof); (ii) grant, extend, issue, deliver or enter into any such agreements or commitments; or (iii) repurchase, redeem or otherwise acquire any capital stock or other ownership interests in or securities of Rand.

(c) No Other Ownership Interests.  Rand does not own, directly or indirectly, any capital stock of, or other equity interests in, any corporation, partnership, joint venture or other entity.

(d) Rand Shareholder List.  Retsky owns the number of shares set forth opposite his name on Schedule 1.1. Retsky is the only holder of equity in Rand. Retsky has good and marketable title to the Shares being sold by him to Purchaser hereunder free and clear of all Encumbrances. Upon consummation of the purchase of the Shares as contemplated by this Agreement, Purchaser will be the record and beneficial owner of one hundred percent (100%) of the equity interests of Rand, free and clear of all Encumbrances.

4.2	Due Authorization; Binding Obligation; No Conflicts

(a) Authority.  Retsky represents that he has the power and authority to (i) execute and deliver this Agreement and the other instruments and agreements to be executed and delivered by him as contemplated hereby, and (ii) to consummate the transactions contemplated hereby and by the other instruments and agreements to be executed and delivered by him contemplated hereby, including the sale, assignment, transfer and conveyance of his Shares pursuant to this Agreement (the “Transaction Documents”). Retsky further represents that no further action is necessary on his part to make the Transaction Documents valid, binding and enforceable on him in accordance with their terms and when executed and delivered the Transaction Documents shall have been duly executed and delivered by him and shall be the valid and binding obligations of him, enforceable against him in accordance with their terms

(b) Conflicts.  The execution, delivery, consummation and performance of the Transaction Documents by Retsky or Rand (i) are not contrary to the Charter Documents (as defined below) of Rand, (ii) except as set forth on Schedule 4.2(b), do not now and will not result in a violation or breach of, conflict with or constitute a default (or give rise to any right of termination, cancellation, payment or acceleration) under, result in the creation of any liens, security interests, option, rights of first refusal, claims, easements, mortgages, charges, indentures, deeds of trust, rights of way, restrictions on the use of real property, encroachments, licenses to third parties, leases to third parties, security agreements, or any other encumbrances and other restrictions or limitations on use of real or personal property or irregularities in title thereto (each, an “Encumbrance”) on any of the properties of Rand or Retsky, under any term or provision of any note, bond, mortgage, indenture, guarantee, license, franchise, permit, agreement, understanding, arrangement, contract, commitment, lease, franchise agreement or other instrument or obligation (whether oral or written and including all amendments thereto) to which Retsky or Rand are a party, or by which their properties or assets are bound, (iii) do not result in a violation or breach of, conflict with or constitute a default under, nor result in the creation of any Encumbrance on any of the properties of Rand under any Environmental Law (as defined below) or any other statute, law, ordinance, rule or regulation of any Governmental or Regulatory

Authority (as defined below) (individually, a “Law”) or under any judgment, order, injunction, decree, writ, permit or license of any Governmental or Regulatory Authority or any Arbitration Panel (individually, an “Order”) applicable to Rand, and (iv) does not result in any acceleration or termination of any loan or security interest agreement to which Retsky or Rand are a party or to which Retsky’s or Rand’s assets are subject or bound. For purposes of this Agreement, “Charter Documents” means the Articles of Incorporation, Bylaws or other similar organizational documents of Rand or Purchaser, as the case may be, and any amendments thereto, as applicable.

(c) Consents.  No consent, approval or action of, filing with or notice to, any instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or agency (“Governmental or Regulatory Authority”) or private third party is necessary or required under any of the terms, conditions or provisions of any Law or Order applicable to Rand or Retsky or by which any of his or its properties or assets may be bound, or under any contract to which Rand or Retsky are a party or by which their assets or properties may be bound, for the execution and delivery of this Agreement by Rand or Retsky, the performance by Retsky of his obligations hereunder or the consummation of the transactions contemplated hereby.

4.3	Financial Statements

(a) Prior to the date of this Agreement, Rand has provided Purchaser with the financial statements of Rand listed below (the “Financial Statements”) and will provide the monthly financial statements of Rand for each full month after the date hereof up to the Closing Date, as soon as practicable after the date of such month (the “Interim Monthly Financial Statements”):

(i) Audited Financials.  Rand will provide audited balance sheets and statements of income, changes in stockholders’ equity, and cash flow as of and for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, including the notes pertaining thereto, prepared and certified by UHY LLP; and

(ii) Unaudited Financials.  Unaudited balance sheet and statement of income, changes in stockholder’s equity and cash flow of Rand as of and for the month ended July 31, 2006 (the “Most Recent Balance Sheet”).

(b) Accounting Standards and Accuracy.  The Financial Statements and the Most Recent Balance Sheet (and with respect to the Interim Monthly Financial Statements, when delivered, will or will be as the content requires): (i) have been prepared in accordance with GAAP throughout the periods covered thereby; (ii) present fairly Rand’s financial condition, results of operations and changes in stockholder equity and cash flows as of the respective dates and periods thereof; (iii) are true and complete; and (iv) are consistent with the books and records of Rand; provided however, that the Most Recent Balance Sheet and the Interim Monthly Financial Statements do not include footnotes and are subject to normal year-end adjustments (which will not be material individually or in the aggregate).

4.4	Tax Matters

(a) All Taxes Paid.  Rand has filed all Tax Returns (as defined in subsection (j) below) required to be filed by Rand. All such Tax Returns were correct and complete in all respects and were prepared in compliance will all applicable Laws. All Taxes due and owing by Rand (whether or not shown on any Tax Return) have been paid. Rand has not requested or is currently the beneficiary of any extension of time within which to file any Tax Return that has not yet been filed. Rand has not received any notice of deficiency, assessment or proposed deficiency with respect to Taxes and Retsky has no knowledge of any unassessed Tax deficiency proposed or threatened against Rand. There are no Encumbrances on the assets of Rand as a result of any Tax liabilities except for Taxes not yet due and payable.

(b) Compliance with Applicable Tax Laws.  Rand has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other party. No claim has ever been made by any Taxing authority in a jurisdiction where Rand does not file Tax Returns that Rand is or may be subject to taxation by that jurisdiction.

(c) Rand Not Party to Tax Sharing.  Rand has never been and is not a party to any type of Tax sharing or similar allocation agreement.

(d) No Adjustments.  No adjustments have been made by Rand under Code Section 481 which will affect the Taxes of Rand for any taxable years that end on or after the Closing Date. Rand will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in method of accounting, (ii) a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law), (iii) any installment sale, open transaction disposition or similar transaction, or (iv) the receipt of any prepaid amount received on or prior to the Closing Date.

(e) Rand has not been a Real Estate Holding Corporation.  Rand is not nor has it been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder (the “Code”), during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(f) Limit of Tax Obligations Assured.  As to all Tax periods, or portions thereof, which end prior to, or include the Closing Date, the liability of Rand for Taxes with respect to such periods, or portions thereof, does not exceed the amount accrued for such liability on the Most Recent Balance Sheet, as adjusted for operations and transactions of Rand in the ordinary course of business through the Closing Date, in accordance with the past practice and custom of Rand.

(g) No Current Tax Return Extensions.  There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Return of Rand for any period. No Taxing authority has audited any Tax Return or report filed by Rand for any taxable period or otherwise commenced any action or proceeding for the assessment or collection of Taxes, nor to Retsky’s knowledge has any such event been threatened. All Tax deficiencies of Rand raised as a result of any past audits have been satisfied.

(h) Tax Deficiencies, Audits, Etc.  Rand has not been and is not a party to any action or proceeding brought by any Governmental or Regulatory Authority for the assessment or collection of Taxes, nor has any such event been asserted or threatened against it. Rand is not obligated to make any payments, nor is Rand a party to any agreement that under certain circumstances could obligate it to make any payments, that would not be deductible under Section 280G of the Code, nor is Rand liable under any agreements to compensate any person for any excise tax imposed pursuant to Section 4999 of the Code. Rand is not and could not be liable for the Taxes of any other Person or entity under Treasury Regulations Section 1.1502-6 or any comparable state, local or foreign statute or regulation, or as a transferee, successor, by contract, operation of Law or otherwise. For purposes of this Agreement, “Person” shall mean an individual, corporation, limited liability company, partnership, association, estate, trust, unincorporated organization, Governmental or Regulatory Authority, or other entity or organization.

(i) List of Tax Jurisdictions.  Schedule 4.4 sets forth all jurisdictions in which Rand has filed or will file Tax Returns for each taxable period, or portion thereof, ending on or before the Closing Date. Rand has provided Purchaser with true and complete copies of Rand’s Tax Returns for all taxable periods beginning after December 31, 2000 and have furnished to Purchaser complete and correct copies of all audit reports received by Rand with respect to the audit of any Tax Return for any taxable period.

(j) Definition of Taxes and Tax Returns.  For purposes of this Agreement, “Taxes” shall mean any and all taxes, charges, fees, duties, levies or other assessments, including, without limitation, income, gross receipts, value added, alternative or add-on minimum, estimated, excise, real or property, sales, withholding, social security, retirement, employment, unemployment, occupation, profits, capital gains, capital stock, severance, windfall profit, stamp, environment (including taxes under Section 59A of the Code), use, service, service use, license, net worth, payroll, franchise, transfer, recording and other taxes, customs and import dues, fees or other governmental charges of any kind, imposed by any Governmental Authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any taxing agency thereof), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include (i) any interest, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, (charges, fees, levies or other assessments) and (ii) any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity. “Tax Return” shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information and estimated returns, schedules or attachments, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information and including any amendment thereof.

(k) S-Election.  Rand elected with the Internal Revenue Service to be taxed as an “S Corporation” as of February 20, 1985 (“S-Election Date”). Rand has been validly electing “S corporations” within the meaning of Sections 1361 and 1362 of the Code at all times since the S-Election Date and will be “S corporations” up to and including the Closing Date.

4.5	Real Property

(a) List of All Real Property Related Contracts.  Rand does not own any real property. Schedule 4.5(a) is a true and complete list of (i) all real property leases to which Rand is a party, and all related rights of way, licenses or easements, and (ii) all options, deeds of trust, deeds of declaration, mortgages and land contracts pursuant to or in which Rand has any interest (collectively, the “Leased Property”). Rand has furnished to Purchaser or their respective counsel true and complete copies of each written contract and a written description of each oral contract relating to the list set forth on Schedule 4.5(a), including, without limitation, each deed, lease or other instrument which provides evidence of Rand’s title to or interest in the Leased Property. Other than the Leased Property, Rand does not lease, sublet or otherwise occupy any other real property.

(b) Representations Regarding Leased Property.  With respect to the Leased Property:

(i) There is no condemnation proceeding or eminent domain proceeding of any kind pending or threatened against any of the Leased Property;

(ii) The Leased Property is occupied under valid and current certificates of occupancy or the like, and the transactions contemplated by this Agreement will not require the issuance of any new or amended certificates of occupancy or the like; there are no facts which would prevent each location from being occupied after the Closing Date in substantially the same manner as before;

(iii) To Rand’s knowledge, the Leased Property does not violate, and all improvements are constructed in compliance with, any applicable federal, state or local statutes, Laws, ordinances, codes, Orders or requirements, including, without limitation, any building, zoning, fire or Environmental Laws or codes (the “Laws and Ordinances”) and Rand will convey, transfer and assign the Leased Property free from any such violations;

(iv) Rand has obtained all appropriate licenses, permits, building permits and occupancy permits that are required to conduct the business as it is presently being conducted;

(v) There are no recorded outstanding variances or special use permits affecting the Leased Property or its uses;

(vi) No notice of a violation of any Laws and Ordinances, or of any covenant, condition, easement or restriction affecting the Leased Property or relating to its use or occupancy has been given, nor is Rand aware of any such violation;

(vii) The Leased Property has and will have as of the Closing Date water supply, storm and sanitary sewage facilities, telephone, gas, electricity, fire protection, means of ingress and egress to and from public highways and, without limitation, other required public utilities adequate to conduct the business as it is presently being conducted;

(viii) Rand has no knowledge of improvements made or contemplated to be made by any public or private authority, the costs of which are to be assessed as special Taxes or charges against the Leased Property, and there are no present assessments;

(ix) The Leased Property either (A) is freely accessible directly from all public streets on which it abuts, or (B) uses adjoining private land to access the same in accordance with valid public easements. Rand has no knowledge of any condition which would result in the termination of such access;

(x) All leases are in writing and are duly executed and, where required, witnessed, acknowledged and recorded to make them valid and binding and in full force and effect for their full term, and none have been modified, amended, sublet or assigned;

(xi) The rental set forth in each such lease is the actual rental being paid, there are no separate agreements or understandings with respect to the same and the receipt for the payment of rental due immediately prior to the date of this Agreement is unqualified;

(xii) Where Rand is the lessee, the lessee under each such lease has the full right to exercise any renewal option and on due exercise will be entitled to enjoy the use of the leased premises for the full term of such renewal option, and such renewal option does not terminate on assignment of such lease;

(xiii) There is no default by Rand or any other party which affects the Leased Property;

(xiv) Where Rand is the lessee, upon performance by the lessee of the terms of each lease (all of which terms have been fully performed by the lessee as of the date of this Agreement and will have been fully performed as of the Closing Date), the lessee has the full right to enjoy the use of the premises demised for the full term of the lease without disturbance by any other party, and there are no written or oral contracts between Rand and any third party relating to any claim by such third party of any right to all or any part of the interest of Rand in any leasehold estate or otherwise relating to the use and occupancy by Rand of such estate;

(xv) All security deposits required by such leases have been made and have not been refunded or returned, or their forfeiture claimed, in whole or in part, by any lessor; and

(xvi) Where Rand is the lessee, all leasehold improvements are in good operating or working condition and repair, after taking into account ordinary wear and tear, and are adequate for the operation of the business as presently operated and conducted. All contributions required to have been paid by any lessor of property in respect of any leasehold improvements have been paid.

4.6	Title to and Condition of Assets

Except as set forth on Schedule 4.6, Rand has good title to or, a valid leasehold interest in, free and clear of all Encumbrances except for Permitted Encumbrances necessary to operate the business of Rand as presently conducted. As used herein, “Permitted Encumbrances” shall mean Encumbrances (i) reflected in the Most Recent Balance Sheet (or the footnotes to the Most Recent Balance Sheet), (ii) consisting of zoning or planning restrictions or regulations, easements, Permits (as defined below), restrictive covenants, encroachments and other restrictions or limitations on the use of real property or irregularities in, or exceptions to, title thereto which, individually or in the aggregate, do not materially detract from the value of, or materially impair the use of, property used by Rand, and (iii) for current taxes, assessments or governmental charges or levies not yet due and payable. Rand owns or has the exclusive right to use all of the tangible or intangible personal properties and assets currently used in the conduct of its business. All tangible and intangible assets of Rand are in its possession or under its control. All of the tangible personal property and assets used in the business of Rand are in good operating condition and repair, subject only to routine maintenance and ordinary wear and tear, and are fit and adequate for the purposes intended, and, together with the Leased Property, constitute all of the assets currently used in the conduct of Rand’s business. Rand enjoys peaceful and quiet possession of its assets pursuant to or by deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

4.7	Notes and Accounts Receivable

All notes and accounts receivable of Rand are reflected properly on its respective books and records, are valid receivables not subject to any setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts.

4.8	Licenses and Permits

Rand possesses all franchises, licenses, easements, permits or other authorization from governmental or regulatory authorities and from all other persons that are necessary for the business and operations of Rand (“Permits”). All such Permits are valid and in full force and effect, Rand is in compliance with their requirements, and no proceeding is pending or threatened to revoke or amend any of them. Schedule 4.8 contains a complete list of all such Permits.

4.9	Intellectual Property

(a) List of Licenses and Intellectual Property Rights.  Rand has never been charged with infringement or violation of any patents, trademarks, service marks, know-how, registered designs, design rights, rights in confidential information, business or trade names or copyrights (the “Intellectual Property Rights”). Rand is not using and has not in any way made use of any patentable or unpatentable invention, or any confidential information or trade secret, of any other individual, or any present or past employee of Rand. Full and accurate details of all applications or registrations relating to the Intellectual Property Rights owned by Rand are set forth on Schedule 4.9 and are valid and subsisting and, to the extent indicated, have been duly registered in, filed in or issued by the United States Patent and Trademark Office or other corresponding applicable governmental agency or office. Complete copies of the terms of all licenses of Intellectual Property Rights not owned by Rand and used in the business or owned by Rand and licensed to third parties, are listed on Schedule 4.9 (other than licenses for “off-the-shelf” software). Rand is the sole and exclusive owner (except for the rights of licensees whose names and address are listed on Schedule 4.9), and is able to transfer such Intellectual Property Rights with full title guarantee, free and clear of all Liens. Rand does not use any of the Intellectual Property Rights owned by it, or used in the business, by consent of any other party and the same are free and clear of any Liens or agreements (including licenses, sub-licenses and options) and Rand is not obliged to grant any attachments, liens, encumbrances or agreements in respect of such Intellectual Property Rights (the “Rand Intellectual Property”).

(b) No Breach of Intellectual Property Rights.  All information (whether or not confidential) and all know-how, technical and financial information, of Rand (“Business Information”) owned by Rand or otherwise used in the business is in the possession of Rand and Rand is not a party to any confidentiality or other agreements with respect thereto or subject to any duty that restricts the free use or disclosure of any such Business Information. Rand has not disclosed any confidential Business Information in its possession to any Person to whom it is not obligated to do so. Neither Rand nor any party with which it has contracted are in breach of (i) any license, sub-license, option, charge or assignment granted to or by them in respect of any Intellectual Property Rights owned by Rand or otherwise used in the business, or (ii) any agreement pursuant to which any Business Information was or is to be made available to Rand or such party, and the transactions contemplated by this Agreement will not result in any such breach or otherwise result in any such agreement being subject to termination.

(c) No Intellectual Property Rights Infringement.  The processes and methods employed, the services provided, the business conducted by Rand do not infringe and have not infringed upon the rights any other Person or entity has in any Intellectual Property Rights or Business Information. To the knowledge of Rand, there is no unauthorized use or infringement by any Person of any of the Intellectual Property Rights or confidential Business Information owned by Rand or used in the business, nor has any such unauthorized use or infringement occurred prior to this Agreement.

(d) No Threats of Intellectual Property Lawsuits.  There are no claims or demands of any other Person, firm or corporation pertaining to any of the Intellectual Property Rights owned by Rand or used in the business. No proceedings have been instituted, are pending or, to the knowledge of Rand, are threatened or suspected which may challenge the right of Rand in respect of any of the Intellectual Property Rights owned by Rand or used in the business. None of the Intellectual Property Rights owned by Rand or used in the business is subject to any outstanding Order restricting the scope of its use.

(e) No Challenges to Rand’s Use of Trade Names.  Rand has valid and sufficient rights to use its trade names. There are no claims or demands of any other Person or entity pertaining to the use of such names and no proceedings have been instituted or, to the knowledge of Rand, are threatened or suspected that may challenge the rights of Rand in respect of such names; and the use of such names by Rand does not and will not infringe upon or, to the knowledge of Rand, is not being infringed upon, by others, and is not subject to any outstanding Order or agreement restricting the scope of their use.

(f) Intellectual Property Adequate to Conduct Business.  The Intellectual Property Rights owned by, or used in, the business comprise all the intellectual property necessary to conduct the business as it has been conducted for the twelve (12) month period prior to the date of this Agreement.

(g) List of Owned Trade Names, Service Marks, Copyrights, Etc.  True, correct and complete copies of all patents, trademarks, service marks, trade names, registered designs, design rights, copyrights, and of all related applications or registrations, that are required to be listed on Schedule 4.9 have been delivered to Purchaser or its respective counsel.

4.10	Contracts and Agreements with Respect to Rand

Schedule 4.10 sets forth a complete and accurate list of the material contracts and agreements, including employment agreements, to which Rand is a party, a true, correct and complete copy of each written, and a description of each oral, contract, so listed has been delivered to Purchaser or its respective counsel, including:

(a) Collective Bargaining Agreement, Bonus, Stock, Profit-Sharing, Retirement, Medical Insurance, Etc.  Any collective bargaining agreement or other contract with any labor union or any bonus, pension, profit sharing, retirement or any other form of deferred compensation plan or any stock purchase, stock option, hospitalization insurance or similar plan or practice;

(b) Employment, Consulting, Sales Representative, Severance Arrangement, Etc.  Any express contract for the employment of any officer, individual employee or other Person on a full-time or consulting or independent sales representative basis and any severance agreements, plans or programs, or any other agreements, written or oral, providing for payments or benefits upon termination of employment or any consulting or independent sale representative arrangement;

(c) Agreements Connected with Borrowing Money or Purchasing Assets.  Any agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a Lien on any of the asset or properties of Rand, including, without limitation, the documents related to any equipment financing;

(d) Agreements Relating to Advanced or Loaned Money.  Any contract (excluding accounts receivable from customers in the ordinary course of business) under which Rand has advanced or loaned any other Person money;

(e) Agreements Related to Indebtedness.  Any agreement with respect to indebtedness for borrowed money;

(f) Licenses or Royalty Agreements.  Any license or royalty agreement;

(g) Guaranty of Any Obligation.  Any guaranty of any obligation other than endorsements made for collection;

(h) Any Lessee/Lessor Agreements.  Any lease or agreement under which it is lessee or permitted to hold or operate any property, real or personal, or is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by it;

(i) Contracts Not Readily Terminable.  Any agreement, contract or group of related agreements or contracts with the same party or related party continuing over a period of more than six (6) months from the date or dates thereof, not terminable by it on thirty (30) days or less notice without penalties and which involve more than $10,000;

(j) Confidentiality Agreements.  Any confidentiality agreement or similar arrangement, other than those which were entered into with potential third-party purchasers of Rand;

(k) Non-Compete Agreement.  Any non-compete or similar contract which prohibits it from freely engaging in business anywhere in the world;

(l) Joint Venture or Similar Agreement.  Any agreement or contract involving any joint venture, partnership, strategic alliance or similar arrangement; or

(m) All Other Agreements.  Any other agreement material to it whether or not entered into in the ordinary course of business, except for this Agreement or the agreements contemplated hereby.

Each contract set forth on Schedule 4.10 (or required to be set forth on Schedule 4.10) is in full force and effect and there exists no (i) default or event of default by Rand or any other party to any such contract with respect to any term or provision of any such contract or (ii) event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would give rise to a right of termination or become a default or event of default by Rand or any other party thereto, with respect to any term or provision of any such contract. Rand has not violated any of the material terms or conditions of any contract set forth on Schedule 4.10 (or required to be set forth on Schedule 4.10) and all of the covenants to be performed by any other party thereto have been fully performed in all material respects. Rand has delivered to Purchaser true and complete copies, including all amendments, of each contract set forth on Schedule 4.10 (or required to be set forth on Schedule 4.10).

4.11	Litigation

Schedule 4.11 is a true and complete list of all actions, suits, proceedings at law or in equity, arbitration or other proceedings by a Governmental or Regulatory Authority or any other Person, or to the knowledge of Rand threatened against or affecting Rand. There is no action, suit, claim, demand, arbitration or other proceeding or investigation, administrative or judicial, pending or, to Rand’s knowledge, threatened against or affecting Rand or any of its assets, which, if adversely determined or resolved, would have a Material Adverse Effect (as defined in Section 6.4) on Rand, or on any provisions of, or the validity of, or rights under, any leases or other operating agreements, licenses, Permits or grants of authority of Rand. Rand has not received any notice that Rand is the subject of any governmental investigation and Rand is not subject to, nor is it or has it been in default with respect to, any Order, writ, injunction or decree of any court, or of any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. Schedule 4.11 indicates which of the matters listed are covered by valid insurance and the extent of such coverage.

4.12	Insurance

Schedule 4.12 is a true and correct list of all the policies of insurance (including bonding) covering the business, properties, assets and employees of Rand (including self-insurance) presently in force (including as to each (i) risk insured against, (ii) name of carrier, (iii) policy number, (iv) amount of coverage, (v) amount of premium, (vi) expiration date, and (vii) the property, if any, insured, indicating as to each whether it insures on an “occurrence” or a “claims made” basis). All of the insurance policies set forth on Schedule 4.12 are in full force and effect and all premiums, retention amounts and other related expenses due have been paid, and Rand is otherwise in compliance in all material respects with the terms and provisions of such policies. Rand is not in default under any of the insurance policies set forth on Schedule 4.12 (or required to be set forth on Schedule 4.12) and there exists no event, occurrence, condition or act (including the sale of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default thereunder. Rand has not received any notice of cancellation or non-renewal of any such policy or arrangement nor, to the knowledge of Rand has the termination of any such policies or arrangements been threatened, and there exists no event, occurrence, condition or act (including the sale of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would entitle any insurer to terminate or cancel any such policies. Schedule 4.12 also sets forth a list of all pending claims and the claims history for Rand since December 31, 2002 (including with respect to insurance obtained but not currently maintained). Rand has not been refused any issuance by any insurance carrier to which it has applied for insurance during the last five (5) years.

4.13	Absence of Certain Developments

(a) Since June 30, 2006, Rand has conducted its business in the ordinary and regular course consistent with past practice. Since such date, there has not been any Material Adverse Change. Except as set forth on Schedule 4.13, since June 30, 2006, Rand has not:

(i) amended or restated its Charter Documents;

(ii) authorized for issuance, issued, sold, delivered or agreed or committed to issue, sell or deliver (A) any capital stock of, or other equity or voting interest in Rand or (B) any securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire either (1) any ownership interest of, or other equity or voting interest in, Rand, or (2) any securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire, any shares of the capital stock of, or other equity or voting interest in, Rand;

(iii) declared, paid or set aside any dividend or made any distribution with respect to, or split, combined, redeemed, reclassified, purchased or otherwise acquired directly, or indirectly, any ownership interest of, or other equity or voting interest in, Rand, or made any other change in the capital structure of Rand;

(iv) increased the compensation payable (including, but not limited to, wages, salaries, bonuses or any other remuneration) or to become payable to any officer, employee or agent, or any director of Rand other than in the ordinary course of business;

(v) made any bonus, profit sharing, pension, retirement or insurance payment, distribution or arrangement to or with any officer, employee, agent, or any director of Rand;

(vi) entered into, materially amended or become subject to any contract of a type described in Section 4.10 outside the ordinary course of business;

(vii) incurred, assumed or modified any indebtedness, except indebtedness incurred, assumed or modified in the ordinary course of business consistent with past practice;

(viii) permitted any of its properties or assets to be subject to any Encumbrance (other than Permitted Encumbrances);

(ix) sold, transferred, leased (including any sale-leaseback transaction), licensed or otherwise disposed of any assets or properties except for (A) sales of inventory in the ordinary course of business consistent with past practice and (B) leases or licenses entered into in the ordinary course of business consistent with past practice;

(x) acquired any business, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions, or entered into any contract, letter of intent or similar arrangement (whether or not enforceable) with respect to the foregoing;

(xi) made any capital expenditure or commitment therefore in excess of Ten Thousand Dollars ($10,000.00) or otherwise acquired any assets or properties or entered into any contract, letter of intent or similar arrangement (whether or not enforceable) with respect to the foregoing;

(xii) entered into, materially amended or became subject to any joint venture, partnership, strategic alliance, members’ agreement, co-marketing, co-promotion, co-packaging, joint development or similar arrangement;

(xiii) written-off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business consistent with past practice charged to applicable reserves;

(xiv) cancelled or waived any claims or rights of substantial value;

(xv) made any material change in any method of accounting or auditing practice;

(xvi) paid, discharged, settled or satisfied any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than payments, discharges or satisfactions in the ordinary course of business and consistent with past practice or liabilities reflected or reserved against in the Audited Financial Statements;

(xvii) established, adopted, entered into, amended or terminated any Plan or any collective bargaining, thrift, compensation or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

(xviii) conducted its cash management customs and practices (including the collection of receivables and payment of payables) other than in the ordinary course of business consistent with past practice;

(xix) entered into any contract with respect to (whether or not binding), or otherwise committed or agreed, whether or not in writing, to do any of the foregoing;

(xx) elected, revoked or amended any Tax election, settled or compromised any claim or assessment with respect to Taxes, executed any closing agreement, executed or consented to any waivers extending the statutory period of limitations with respect to the collection or assessment of any Taxes, or amended any Tax Returns.

4.14	Compliance with Laws

Rand is in compliance with all Laws and Ordinances and Orders applicable to it the failure with which to comply could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on Rand. Rand has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any Laws and Ordinances and no proceeding with respect to any such violation is pending.

4.15	Environmental Matters

(a) Definitions.  For purposes of this Section 4.15:

(i) “Contaminant” means hazardous substances as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., as amended (“CERCLA”), and any other individual or class of pollutants, contaminants, toxins, chemicals, substances, wastes or materials in their solid, liquid or gaseous phase, defined, listed, designated, regulated, classified or identified under any Environmental Law (defined below). This definition of Contaminant includes asbestos and asbestos-containing materials, petroleum or petroleum-based products or derivatives thereof, radioactive materials, flammable explosives and polychlorinated biphenyls.

(ii) “Environmental Laws” means all applicable foreign, federal, state and local Laws, codes, policies and ordinances, and binding determinations, orders, permits, licenses, injunctions, writs, decrees or rulings of any governmental or judicial authority, relative to or that govern or purport to govern air quality, soil quality, water quality, wetlands, natural resources, solid waste, hazardous waste, hazardous or toxic substances, pollution or the protection of public health, human health or the environment, including, but not limited to, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.) (“RCRA”), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. § 136 et seq.), and the Occupational Safety and Health Act of 1970 (29 U.S.C. § 651 et seq.), as each of these laws are amended from time to time and any analogous or related statutes and regulations whether currently in existence or hereafter enacted.

(iii) “Release” means any release, spill, emission, leaking, disposing, discharge, leaching, or migration into any media, whether soil, surface water, ground water, building interior or components, air or any combination of the foregoing.

(iv) “Remedial Action” means any action to: (A) investigate, study, clean up, remove, treat, dispose of or in any other way address any Contaminant; (B) prevent the Release or threatened Release, or minimize the further Release of any Contaminant; and (C) bring the existing operations of the business in full compliance with Environmental Laws.

(b) Assets and Operations in Compliance.  Rand has not allowed any Contaminant to be used, manufactured, stored, placed, processed or released on or off-site of the Leased Property, in violation of any Environmental Law. To its knowledge, the Leased Property and Rand are in compliance with all Environmental Law.

(c) No Orders for Remedial Action.  Rand is not the subject of any investigation, notice, order or agreement, or to the knowledge of Rand, threatened investigation regarding any remedial action or the Release, threatened Release or presence of a Contaminant.

(d) No Contingent Liabilities.  Neither Rand nor to the knowledge of Rand, any Person or entity for whose conduct Rand may be held responsible, is subject to any contingent liability in connection with any Remedial Action or the Release, threatened Release, or presence of any Contaminants.

(e) All Environmental, Health and Safety Authorization Obtained.  To its knowledge, Rand has obtained all environmental, health and safety licenses, permits, authorizations, consents, approvals, exemptions, registrations and certificates required under all applicable Environmental Laws (“Environmental Licenses”) and made all notifications and filings necessary for the full operation of the business of Rand. All such Environmental Licenses are in full force and effect, in good standing and Rand has made all notifications, filings and applications for renewal of such Environmental Licenses on a timely basis, where necessary. To its knowledge, Rand is, and at all times has been, in compliance with the terms and conditions of all Environmental Licenses. Rand has no knowledge of any fact or facts which would render invalid or require a material alteration in any Environmental License held or used in the business.

(f) No Possible Claims Under Environmental Law.  To its knowledge, Rand is not aware of any past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which have given or may give rise to any liability or otherwise form the basis of any claim, suit, action, demand, proceeding, penalty, fine, hearing, notice of violation, directive or requirement to undertake any Remedial Action under any Environmental Law, common law or otherwise, relating to the Leased Property, Rand or any of its Affiliates and predecessors or any Person or entity for whose conduct Rand is or may be held responsible.

(g) All Documents Relative to Environmental Issues Provided.  Rand has provided to Purchaser true and complete copies of all material written communications, all reports, audits, assessments, studies, analyses and data (completed or uncompleted) in the possession of, initiated by or authorized by Rand or its Affiliates, or requested or ordered by any governmental authority pertaining to any Environmental Law, Contaminant or human health and safety at or involving any of the Leased Property or the business (the “Environmental Reports”). Each of the Environmental Reports is identified on Schedule 4.15(g).

4.16	Labor Relations

Except as set forth on Schedule 4.16, Rand is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union. Except as set forth on Schedule 4.16, the employment by Rand of any Person may be terminated at will by Rand, without penalty or liability of any kind other than accrued vacation pay, sick pay, other employee benefits as provided by Rand’s policies and procedures or by applicable Law or regulations. There is no pending or, to the knowledge of Rand, threatened labor dispute, strike or work stoppage which affects or which may affect the business of Rand or which may interfere with its continued operation. Rand is not aware that any executive or key employee or group of employees has any plans to terminate his or her employment with Rand or that any executive or key employee or group of employees has indicated any of them will not work for Purchaser or Rand following the Closing Date. Within the past three (3) years, neither Rand nor any subsidiary has implemented any plant closing or mass layoff of employees as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended, and the regulations issued thereunder, or any similar foreign, state or local law, regulation or ordinance (“WARN Act”). Within ninety (90) days preceding the date of this Agreement, no employee of Rand has suffered an “employment loss” with Rand, as such term is defined in the WARN Act. There are no active, pending or, to Rand’s knowledge, threatened administrative or judicial proceedings under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Occupational Safety and Health Act, the National Labor Relations Act or any Law and Ordinance (including common law) relating to the employees of Rand. Rand does not have any Equal Employment Opportunity Commission charges or other claims of employment discrimination pending or, to Rand’s knowledge, threatened against it. No wage and hour department investigation has been made of Rand. Rand has not received notice that there are any occupational health and safety claims against it.

4.17	Employee Benefits

(a) Detailed Statement of Compensation, Benefits and Other Commitments.  Except for the plans, policies, practices or arrangements listed on Schedule 4.17, a true and correct copy of each of which has been delivered to Purchaser or its respective counsel, which schedule includes all plans, policies, practices and arrangements sponsored or maintained by a Controlled Group (as defined below) member in the past or present (hereinafter referred collectively to as the “Plans” and individually as a “Plan”), no member of the Controlled Group, directly or indirectly, maintains, sponsors or has any obligation or liability to present or former employees, officers or independent contractors with respect to any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any fringe benefit plan, any equity compensation plan or arrangement (including, without limitation, stock options, restricted stock and stock purchase plans), any plan, policy or arrangement for the provision of executive compensation, incentive benefits, bonuses or severance benefits, vacation pay, insurance, tuition reimbursement, any employment contract, collective bargaining agreement, deferred compensation agreement, cafeteria plan (within the meaning of Section 125 of the Code) or split-dollar insurance arrangement, or any other plan, policy, practice or arrangement for the provision of employee benefits. For the purposes of this Agreement, “Controlled Group” shall mean Rand, and any Person, entity or trade or business, whether or not incorporated, which is required to be aggregated with Rand under Section 414(b), (c), (m) or (o) of the Code.

(b) No ERISA Obligations.  No Plan is, and at any time within the ten (10) year period ending on the Closing Date, no member of the Controlled Group has had an obligation to contribute to a Plan with is subject to Title IV of ERISA, no Plan is a part of a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, no Plan is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA or Section 414(f) of the Code or a multiemployer plan described in clauses (i) and (ii) of Section 3(37)(A) of ERISA.

(c) Plan Obligations.  With respect to each Plan identified on Schedule 4.17.

(i) No Actions, Suits or Claims Against Plan.  The Plan, each Controlled Group Member, each employee of any Controlled Group member and, to the knowledge of Rand, the other fiduciaries and administrators of the Plan have at all times complied in all material respects with applicable requirements of Law (including, without limitation, the Code and ERISA) that relate to the Plan and, with respect to the Plan, there are no ongoing audits or investigations by any governmental agency. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Plan, the assets of the Plan, a Controlled Group member, any employee, officer or director of a Controlled Group member or, to the knowledge of Rand, against any other trustee, fiduciary or administrator of the Plan. No trust associated with the Plan has earned any unrelated business taxable income that is subject to taxation under Section 511 of the Code;

(ii) Compliance of Plan with COBRA.  If the Plan provides health, accident or medical benefits, (A) the Plan sponsor and administrator have complied in all material respects with the requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code (herein collectively referred to as “COBRA”) and (B) the Plan does not provide for non-terminable or non-alterable health, accident, medical or life benefits for employees, former employees, dependents, beneficiaries or retirees, except as otherwise required by COBRA, and then only to the extent the Person pays the “applicable premium” (as defined in Section 4980B(f)(4) of the Code) for such coverage, or otherwise pays the full cost of such coverage;

(iii) Financial Commitments Fully Funded for Plan.  Full payment has been made of all amounts which a Controlled Group member is required, under applicable law or under the Plan, to have paid as a contribution or a benefit. The liability of each Controlled Group member with respect to each Plan has been fully funded based on reasonable and proper actuarial assumptions, has been fully insured, or has been fully reserved for on its financial statements. No changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the Plan; and

(iv) No New Obligations Created by this Transaction.  The consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee, officer or director of Rand to severance pay, unemployment compensation or any other similar payment, (B) accelerate the time of payment or vesting under the Plan, (C) increase the amount of compensation due any such employee, officer or director, (D) directly or indirectly cause Rand to transfer or set aside any assets to fund or otherwise provide for the benefits under the Plan for any current or former employee, officer or director, or (E) result in any non exempt prohibited transaction described in ERISA Section 406 or Section 4975 of the Code.

(d) Compliance of Qualified Pension Plan with ERISA.  With respect to each Plan identified on Schedule 4.17 that is an “employee pension benefit plan,” as defined in Section 3(2) of ERISA and is funded or required to be funded under ERISA or is intended to be qualified under Section 401(a) of the Code:

(i) the Plan and any associated trust operationally comply with the applicable requirements of Section 401(a) of the Code,

(ii) the Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the “remedial amendment period” available under Section 401(b) of the Code (as extended under Treasury Regulations and other Treasury pronouncements upon which taxpayers may rely),

(iii) the Plan and any associated trust have received a favorable determination letter from the Internal Revenue Service stating that the Plan qualifies under Section 401(a) of the Code, that the associated trust qualifies under Section 501(a) of the Code and, if applicable, that any cash or deferred arrangement under the Plan qualifies under Section 401(k) of the Code, unless the Plan was first adopted at a time for which the above-described “remedial amendment period” has not yet expired, and

(iv) no contribution made to the Plan is subject to an excise tax under Section 4972 of the Code.

(v) If the Plan is subject to the funding requirements of Section 412, of the Code (A) such requirements have been satisfied with respect to the Plan in all respects, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA) exists with respect to the Plan, whether or not waived, (C) no request for a waiver under Section 412(d) of the Code has been made with respect to the Plan, (D) no lien has been imposed against a Controlled Group member under Section 412(n) of the Code, and (E) the “accumulated benefit obligation” of Controlled Group members with respect to the Plan (as determined in accordance with Statement of Accounting Standards No. 87, “Employers’ Accounting for Pensions”) does not exceed the fair market value of Plan assets.

(e) Good Faith Compliance of Non-Qualified Pension Plans.  Each Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been operating in good faith compliance with Section 409A of the Code and guidance of the Internal Revenue Service provided thereunder.

(f) Delivery of Plans.  Rand has delivered or caused to be delivered to Purchaser or Purchaser’s counsel true and correct copies of the following with respect to the Plan:

(i) A copy of the Plan and amendments thereto to the date hereof;

(ii) A copy of each trust agreement, insurance or annuity contract and any other document pertaining to the Plan funding or the investment of Plan assets, including all amendments to such documents to the date hereof;

(iii) The most recent determination letter issued by the IRS with respect to the Plan for which a determination letter has been issued and any pending determination letter request with respect to the Plan;

(iv) The three (3) most recent Form 5500 series annual return/reports, including all applicable schedules and audited financial statements, filed with respect to the Plan (if required by ERISA);

(v) The most recent actuarial valuation report and asset valuation report for the Plan (if required by ERISA); and

(vi) A copy of the latest summary plan description (within the meaning of Section 101(a)(1) of ERISA) of the Plan (if required by ERISA) and each subsequent summary of material modifications (within the meaning of Section 101(b)(2) of ERISA) thereto, which have been provided to employees and filed with the Department of Labor (if required by ERISA).

4.18	Affiliate Transactions

Except as set forth on Schedule 4.18, no officer, director, employee or stockholder of Rand or Affiliate of any such Person, or any immediate family member thereof, is a party to any agreement, contract, commitment or transaction with Rand or has any interest in any property, real or personal or mixed, tangible or intangible, used in or pertaining to the business of Rand (excluding items of personal property that are personal in nature). “Affiliate” means, with respect to any particular Person, any Person controlling, controlled by or under common control directly or indirectly by such Person. Rand is not indebted to Retsky. Following the Closing Date, Purchaser and Rand shall not have any liability or obligation for such agreements (whether or not such liability or obligation arose prior to or after the Closing Date).

4.19	Disclosure: Accuracy and Completeness of all Documents

This Agreement (including the financial statements referred to in Section 4.3 (including the footnotes thereto)), any Schedule, Exhibit or certificate delivered pursuant to this Agreement) or any document or statement in writing, which has been supplied to Purchaser or its Representatives by or on behalf of Retsky, Rand or any of their respective Representatives in connection with the transactions contemplated by this Agreement, do not contain any untrue statement of a material fact, or omit any statement of a material fact necessary to make the statements contained herein or therein not misleading.

4.20	Inventory: Validity

The inventory of Rand consists only of items of a quality and quantity usable and saleable in the ordinary course of business, consistent with past practice. Items of below-standard quality and items not previously readily saleable in the ordinary course of business have been written down in value in accordance with GAAP to estimated net realizable market values.

4.21	Restricted Securities (Regulations and Conditions)

Retsky understands that the Stock Consideration to be received has not been, and will not be, registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon federal and state exemptions for transactions not involving a public offering, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Retsky’s representations as expressed herein. Retsky understands that shares issued as the Stock Consideration are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the holder of such shares may be required to hold the securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Retsky understands and acknowledges that (i) Purchaser has no obligation to register or qualify such shares for resale, (ii) the Stock Consideration is an illiquid investment the disposition of which is subject to limitations under applicable federal and state securities laws and the restrictions contained in this Agreement, (iii) if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the Stock Consideration, and on requirements relating to Purchaser which are outside of Retsky’s control, and which Purchaser is under no obligation and may not be able to satisfy and (iv) the following legend will be affixed to the share certificates:

The securities represented by this certificate are subject to restrictions contained in (i) that certain Stock Purchase Agreement (“Stock Purchase Agreement”), dated September 8, 2006 between the issuer and Rand Medical Billing, Inc. and Marvin Retsky and (ii) the Escrow Agreement delivered in connection with the Stock Purchase Agreement. A copy of the Stock Purchase Agreement and Escrow Agreement will be furnished without charge by the issuer to the holder hereof within five (5) days of written request.

The shares represented by the within certificate have not been registered under the Securities Act of 1933, as amended. The shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended and applicable state securities laws, pursuant to a registration or exemption therefrom.

4.22	Absence of Undisclosed Liabilities

Rand does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes) except for (i) liabilities set forth on the face of the Most Recent Balance Sheet and (ii) current liabilities incurred in the ordinary course of business since the Most Recent Balance Sheet.

4.23	Brokerage and Finder’s Fees

Except as set forth on Schedule 4.23, neither Rand nor Retsky has incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees, or commissions with respect to the transactions contemplated by this Agreement. The agreement, dated August 31, 2000, with Annette Anflick (“Anflick”), wherein Anflick was promised a portion of the proceeds from a sale of the business of Rand is a personal obligation of Retsky.

4.24	Bank Accounts

Schedule 4.24 is a true and correct list of the name of each bank, savings and loan, or other financial institution in which Rand has an account or safe deposit box, the names of all persons authorized to draw on each account or to have access to each box, the number of signatures required to be given for a withdrawal and a description of the type of account.

4.25	List of Employees

Schedule 4.25 is a true and correct list of all employees of Rand (as used in this Agreement, the term “employees” includes employees, salespersons, consultants, agents, sales representatives and all other persons associated with Rand whose current annual rate of fixed compensation exceeds Twenty Thousand Dollars ($20,000)), and their accrued vacation and sick pay as of the date hereof. A true, correct and complete copy of each written employment contract and a description of each oral employment agreement with any employee has been delivered to Purchaser or their respective counsel. Rand has no consultants or independent sales representatives, except as listed on Schedule 4.25.

4.26	List of Customers

Schedule 4.26 lists all of the customers of Rand for each of the two most recent fiscal years and sets forth opposite the name of each such customer the percentage of net revenue attributable to such customer.

4.27	HIPAA Compliance

Rand is a “health care clearinghouse” and a “covered entity” as those terms are defined and used in Subpart F (Administrative Simplification) of the Health Insurance Portability and Accountability Act of 1996, P.L. 104-191, and the related regulations contained in 45 C.F.R. Parts 160 and 164, as amended (collectively, the “Privacy and Security Regulations”), the regulations contained in 45 C.F.R. Parts 160 and 162, as amended (collectively, the “Transaction Regulations”). Rand is in full compliance with the Privacy and Security Regulations, the Transaction Regulations and all other Laws relating to the privacy, security and transmission of health information (collectively, “Health Information Laws”) with regard to its operations and the services it provides and with regard to any and all health plans maintained for the benefit of Rand’s employees. Promptly upon Rand’s receipt of a request from Purchaser, Rand shall provide copies of policies and procedures and any and all other materials related to compliance with the Privacy and Security Regulations and the Transaction Regulations. To the extent required under the Privacy and Security Regulations, Rand is a party to compliant business associate agreements and trading partner agreements with all appropriate parties in accordance with the Privacy and Security Regulations. The format and transmission of information in the course of the transactions conducted by Rand meets the standards set forth and referenced in the Transaction Regulations. Rand has not received any complaint or other notice or inquiry from any source of any failure to meet the requirements of any Health Information Laws.

4.28	False Claims Act Compliance

Rand has not knowingly presented, or caused to be presented, a false or fraudulent claim for payment to any governmental health insurance program or other third-party payor. Rand has not violated any federal or state laws governing the submission of claims for payment to governmental and/or non-governmental payors, including, without limitation, the statutes codified at 18 U.S.C. 1347 and 31 U.S.C. 3729.

4.29	Compliance with Securities Laws

Neither Retsky nor Rand has acquired, or agreed to acquire, directly or indirectly, by purchase or otherwise, any voting securities, or direct or indirect rights to acquire voting securities, of Purchaser. To the knowledge of Rand, no employee, officer, director or stockholder of Rand has acquired, or agreed to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire voting securities of Purchaser. Retsky acknowledges and agrees that in connection with the transactions contemplated by this Agreement he is aware of material, non-public information regarding Purchaser. Retsky has complied with and will comply with all federal securities laws, applicable state securities laws and the rules of the American Stock Exchange relating to the offer and sale of securities of Purchaser.

4.30	List of Outstanding Purchase Orders

Schedule 4.30 is a true and complete list as of the date hereof of all purchase orders under which Rand is or will become obligated to pay any particular Person.

4.31	List of Indebtedness

Schedule 4.31 is a true and complete list of all indebtedness of Rand including, without limitation, trade accounts payable owed or to be owed by Rand, including a description of all properties or assets pledged, mortgaged or otherwise hypothecated as security.

4.32	Statement of Investment Intent

Retsky is acquiring the Stock Consideration for his own account for investment purposes and not with a view to the distribution thereof and does not have any intention of participating directly or indirectly in any redistribution or resale of any portion of the Stock Consideration.

4.33	Cash

As of September 30, 2006, the cash of Rand will be One Hundred Thousand Dollars ($100,000). From September 30, 2006 until the Closing the cash of Rand and all proceeds from the accounts receivables will only be used by Rand and Retsky to operate the business of Rand in the ordinary course consistent with past practice. In furtherance of the foregoing, Retsky covenants and agrees that he will not remove any cash from Rand or permit Rand to make any distribution of cash to any shareholder. The excess cash of Rand, if any, collected during the Collection Period will be determined and distributed to Retsky in accordance with Section 2.6 of this Agreement.

4.34	FIRPTA

Retsky is not a non-resident alien individual, foreign person, or foreign corporation for the purposes of the Code Sections 871, 882 or 1445.

4.35	Casualty Occurrences

Schedule 4.35 is a true and correct list of all occurrences pertaining to Rand during the last five (5) years including any injury or damage to persons or property as well as any defects or alleged defects in any of the products or services of Rand. All such occurrences listed on Schedule 4.35 are fully and adequately covered by paid-for insurance.

4.36	Schedule of Government Reports

Schedule 4.36 is a true and correct list, and Rand has furnished or made available to Purchaser or its counsel complete and correct copies of all reports, if any, filed on behalf of or with respect to Rand, since January 1, 2003, with the Department of Labor, Equal Employment Opportunity Commission, Federal Trade Commission, Department of Justice, Occupational Safety and Health Administration, Internal Revenue Service (other than Tax Returns and standard forms relating to compensation or remuneration of employees), Environmental Protection Agency, Securities and Exchange Commission or Pension Benefit Guarantee Commission, or any similar state agency.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to, Retsky that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article V), as follows:

5.1	Organization, Power and Authority; Stock Consideration

Purchaser is a corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and all other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The Stock Consideration when issued, sold and delivered in accordance with the terms and conditions set forth in this Agreement, will be validly issued, fully paid and nonassessable. The Stock Consideration will, when issued, be authorized for listing on AMEX or such other national securities exchange or stock market on which the shares of Purchaser’s common stock is listed for trading at such time.

5.2	Due Authorization; Binding Obligation

The execution, delivery and performance of this Agreement and all other agreements contemplated hereby and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Purchaser. This Agreement has been duly executed and delivered by Purchaser and is a valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditor’s rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

5.3	Consents and Approvals; No Violation

Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934 (the “Exchange Act”) and the Securities Act of 1933 (the “Securities Act”) and AMEX, neither the execution, delivery or performance of this Agreement by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, nor compliance by Purchaser with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or by-laws of Purchaser, (ii) require any filing with, or permit, authorization, consent or approval of, any governmental agency (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a Material Adverse Effect on Purchaser or would not, or would not be reasonably likely to, materially impair the ability of Purchaser to consummate the transactions contemplated hereby), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser, or their respective properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults which would not have a Material Adverse Effect on Purchaser, or would not, or would not be reasonably likely to, materially impair the ability of Purchaser to consummate the transactions contemplated hereby.

5.4	SEC Reports and Financial Statements

Purchaser has filed with the SEC, and by virtue of such filing has heretofore made available to Retsky, true and complete copies of, all forms, reports, schedules, statements and other documents filed or required to be filed by it and its subsidiaries since January 1, 2005 under the Exchange Act or the Securities Act, including Purchaser’s Annual Report on Form 10-KSB filed with the SEC on March 31, 2006 and Purchaser’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2006 (as such documents have been amended since the time of their filing, collectively, the “Orion SEC Documents”). As of their respective dates or, if amended, as of the date of the last amendment, the Orion SEC Documents, including, without limitation, any financial statements or schedules included therein (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the consolidated financial statements included in the Orion SEC Documents have been prepared from, and are in accordance with, the books and records of Purchaser and/or its consolidated subsidiaries, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of Purchaser and its consolidated subsidiaries as at the dates thereof or for the periods presented therein.

5.5	Absence of Litigation

There are no actions, suits, claims, governmental investigations or arbitration proceedings pending or, to Purchaser’s actual knowledge, threatened against or affecting Purchaser that question the validity or enforceability of this Agreement or any action contemplated herein.

5.6	Brokerage and Finder’s Fees

Purchaser has not, nor has any stockholder, officer, director or agent of Purchaser, incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees, or commissions with respect to the transactions contemplated by this Agreement.

5.7	Capitalization

Attached hereto as Schedule 5.7 is a table showing the authorized and issued capital stock of Purchaser, as of the date hereof, on a fully diluted basis. As of the date hereof, Purchaser does not have outstanding any interests or securities convertible or exchangeable for any of its capital stock or containing any profit participation features, and does not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock appreciation rights or phantom stock plans, except as set forth on Schedule 5.7.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser under this Agreement are, at Purchaser’s option, subject to satisfaction of the following conditions at or prior to the Closing Date.

6.1	Representations True

The representations and warranties of Retsky and Rand contained in this Agreement or in any Schedule, Exhibit or certificate delivered pursuant to this Agreement shall be true, complete, and accurate in all material respects on as of the Closing Date to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

6.2	All Consents Obtained

All necessary approvals or consents required to be obtained by Rand and Retsky have been obtained from all Governmental or Regulatory Authorities and from any other Person or entity whose approval or consent is necessary to consummate the transactions contemplated under this Agreement.

6.3	Performance of Obligations

Retsky and Rand shall have duly performed all obligations, covenants and agreements in all respects and have complied with all terms and conditions applicable to Retsky or Rand under this Agreement to be performed and complied with on or before the Closing Date in all respects.

6.4	No Litigation

No suit, action, or other proceeding is threatened or pending before any court or Governmental or Regulatory Authority in which it will be or it is sought to restrain, prohibit or materially delay the consummation of the transactions contemplated by this Agreement or to obtain material damages or relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement, or which is likely to result in a Material Adverse Effect on Rand. For purposes of this Agreement, “Material Adverse Effect” or “Material Adverse Change” means any effect or change that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of a Party, or to the ability of any Party to consummate timely the transactions contemplated hereby.

6.5	Receipt of Documents by Purchaser

At the Closing, Purchaser shall have received:

(a) Certificates Executed.  A certificate executed by Retsky and an officer of Rand certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2, 6.3, 6.4, 6.6 6.7 and 6.10.

(b) Copies of all Third Party Documents.  Copies of all third party (including landlord) and governmental consents, approvals, filings, releases and terminations required in connection with the consummation of the transactions contemplated herein;

(c) Certificate of Good Standing with State Corporations Department.  A certificate of good standing from the Secretary of State of the State of California and from the Secretary of State of the respective states in which Rand is qualified to do business, in each case dated within ten (10) days of the Closing Date;

(d) Certificate of Rand Board/Shareholder Approval.  Certificate from an officer of Rand, given by the office on behalf of Rand, certifying as to the (i) correctness and completeness of the Charter Document of Rand and (ii) accuracy of the resolutions of the board of directors and the shareholders of Rand regarding the approval of the Agreement and transactions by this Agreement;

(e) Current Financial Reports.  The Most Recent Balance Sheet and the Interim Monthly Financial Statements;

(f) Escrow Agreement.  Executed copies of the Escrow Agreement;

(g) Share Certificates.  The original certificates for the Shares, duly endorsed in blank by Retsky or such other instruments of transfer as are reasonably acceptable to Purchaser;

(h) Rand Counsel Legal Opinion.  A legal opinion of Harrington, Foxx, Dubrow & Canter, LLP as counsel to Rand and Retsky, reasonably satisfactory to Purchaser;

(i) State Tax Clearance Certificates.  Tax clearance certificates or similar documents required by any state taxing authority;

(j) Resignations.  Written resignations of all of the corporate officers and directors of Rand;

(k) Non-Foreign Affidavit.  A non-foreign affidavit dated as of the Closing Date sworn under penalty of perjury and in form and substance required under Treasury Regulations issued pursuant to Section 1445 of the Code stating that Rand is not a “foreign person” as defined in Section 1445 of the Code;

(l) Corporate Record Books.  True correct and complete corporate record books of Rand;

(m) Employment Agreement.  An executed copy of the (i) employment agreement, with Retsky, the form of which is attached hereto as Exhibit B (the “Employment Agreement”) and (ii) employment agreements with certain other key employees of Rand, identified by Purchaser prior to the Closing;

(n) Discharge of Indebtedness.  Evidence from Retsky or Rand satisfactory to Purchaser, that Retsky has paid or discharged: (i) all indebtedness owed by Rand to third party lenders, including any bank debt, and (ii) all indebtedness owed to Affiliates of Rand;

(o) Termination of Agreements with Affiliates.  Evidence, satisfactory to Purchaser, that all such agreements required to be disclosed on Schedule 4.18 hereof have been terminated (except for the Standard Multi-Tenant Office Lease, dated January 3, 2006 between the Retsky Family Trust and Rand Medical Billing, Inc.); and

(p) Miscellaneous.  Such other documents or instruments as Purchaser may reasonably request to effect the transactions contemplated hereby.

6.6	Absence of Material Adverse Changes

Rand shall not have experienced a Material Adverse Effect since the date of this Agreement, and no events, facts or circumstances shall have occurred which could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Rand.

6.7	Record and Books.

Retsky has delivered to Purchaser all books and records of Rand relating to or reasonably required for the operation of the business of Rand, including, without limitation, copies of all contracts, financial, Tax and accounting records, files and records relating to employees, and all related correspondence.

6.8	No Prohibition of Law

There shall not be in effect any Order by a Governmental or Regulatory Authority restraining, enjoining or otherwise prohibiting, or any Law prohibiting, the consummation of the transactions contemplated by this Agreement.

6.9	Financing Obtained by Purchaser

Purchaser shall have obtained financing (“Financing”) for (i) its acquisition of the Shares, (ii) the payment of its transaction costs relating to, among other things, the acquisition of the Shares, and (iii) its working capital and business needs, all on terms satisfactory to Purchaser in its sole discretion. To the extent necessary, such Financing shall have been approved by the stockholders of Purchaser.

6.10	Cash

As of September 30, 2006, there shall have been cash in Rand of One Hundred Thousand Dollars ($100,000). Since such date, Rand and Retsky shall have used the cash and the proceeds from accounts receivables solely to operate the business of Rand in the ordinary course of business consistent with past practices. Since such date, Restky shall not have removed any cash from Rand or permitted Rand to make any distribution of cash to any shareholder.

6.11	Due Diligence Completed

Purchaser and its representatives shall have conducted a due diligence and audit review of the business, assets, operations, and the books and records of Rand and shall have not discovered any facts or circumstances which, in Purchaser’s sole discretion, (i) fail to support the representations and warranties of Rand or Retsky set forth in this Agreement, or (ii) could have a Material Adverse Effect on the purchase of the Shares or the financial condition or operation of Rand.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF RETSKY AND RAND

The obligations of Retsky and Rand under this Agreement are, at the option of Retsky and Rand, subject to satisfaction of the following conditions at or prior to the Closing Date:

7.1	Representations True

The representations and warranties of Purchaser contained in this Agreement or in any Schedule, Exhibit or certificate delivered pursuant to this Agreement shall be true, complete, and accurate in all material respects on as of the Closing Date to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

7.2	All Consents Obtained and Filings Made

All necessary approvals or consents required to be obtained by Purchaser have been obtained from all Governmental or Regulatory Authorities and any other Person or entity whose approval or consent is necessary to consummate the transactions contemplated by this Agreement. Purchaser shall have filed all forms, reports, schedules, statements and other documents required to be filed by it with the SEC to consummate the transactions contemplated herein. Purchaser shall have filed a listing application with AMEX for the Stock Consideration.

7.3	Performance of Obligations

Purchaser have duly performed all obligations, covenants and agreements undertaken by Purchaser in this Agreement and have complied with all the terms and conditions applicable to Purchaser under this Agreement to be performed or complied with on or before the Closing Date in all respects.

7.4	No Litigation

No suit, action, or other proceeding is threatened or pending before any court or Governmental or Regulatory Authority in which it will be or it is sought to restrain, prohibit or materially delay the consummation of the transactions contemplated by this Agreement.

7.5	No Prohibition of Law

There shall not be in effect any Order by a Governmental or Regulatory Authority restraining, enjoining or otherwise prohibiting, or any law prohibiting, the consummation of the transactions contemplated by this Agreement.

7.6	Receipt of Documents by Retsky

At the Closing, Retsky shall have received:

(a) Payment-Related Instruments.  The cash portion of the Purchase Price as provided for in Section 2.1 and evidence reasonably satisfactory to Retsky that Purchaser has otherwise complied with Section 2.1.

(b) Certificates.  Certificate executed by an officer of Purchaser certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2, 7.3, and 7.4;

(c) Certificate of Purchaser Board/Shareholder Approval.  Certificate from an officer of Purchaser regarding the approval of the Agreement and transactions by the board of directors and/or the stockholders of Purchaser, as applicable;

(d) Executed Documents.  Executed copies of the (i) Promissory Note, and (ii) Employment Agreements and (iii) Escrow Agreement;

(e) Corporate Certificate.  Certificate of Good Standing for Purchaser from the Secretary of State of Delaware dated within ten (10) days of the Closing Date; and

(f) Orion Counsel Legal Opinion.  A legal opinion of Benesch, Friedlander, Coplan & Aronoff LLP, as Counsel to Purchaser, reasonably satisfactory to Rand and Retsky.

ARTICLE VIII

CONDUCT OF THE BUSINESS PRIOR TO CLOSING

8.1	Continuation of the Business

From the date hereof until the Closing, except: (i) as contemplated by this Agreement, (ii) as required by applicable Law, or (iii) with the prior written consent of Purchaser, which consent shall not be unreasonably withheld, Rand shall:

(a) conduct its business only in the ordinary course consistent with past practice;

(b) use reasonable diligent efforts to preserve in all respects its present business operations, organization and goodwill, and its present relationships with persons having business dealings with it;

(c) not take any action that would adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement;

(d) not borrow any money;

(e) not encumber any asset;

(f) make any single expenditure or agree to make any single expenditure, or series of expenditures in excess of $10,000 in the aggregate, other than in the ordinary course of business; and

(g) not take any action or agree to take any action prohibited by this Section 8.1.

8.2	Mutual Assistance in Obtaining Consents

The parties hereto shall cooperate with one another and use their commercially reasonable efforts to prepare all necessary documentation to effect promptly all necessary filings and notices and to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement; provided, however, that neither, Retsky, Rand or Purchaser shall be obligated to pay any consideration to any third party from whom consent for assignment is requested. Rand and Purchaser will promptly furnish to the other such necessary information and reasonable assistance as the other may request in writing in connection with the preparation of any filing or submission that is necessary to obtain any other required approval.

8.3	Reasonable Diligent Efforts to Complete Necessary Tasks

Subject to the terms and conditions set forth in this Agreement, the Parties shall use their commercially reasonable efforts to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things (including, without limitation, executing and delivering such other documents or agreements) necessary, advisable or appropriate to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

8.4	Tax Matters

Prior to Closing, without the prior written consent of Purchaser, Rand shall not make or change any Tax election, change any annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any Tax, in any case, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of that Rand for any period ending after the Closing Date or decreasing any Tax attribute of that Rand existing on the Closing Date. Retsky and Rand shall not revoke Rand’s election to be taxed as an S corporation within the meaning of Section 1361 and 1362 of the Code prior to Closing and neither Retsky nor Rand shall take any action that would result in the termination of Rand’s status as a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code prior to Closing.

8.5	Full Access to Rand Records and Facilities

Retsky will cause Rand to permit Purchaser and their Representatives (including legal counsel and accountants) to have full access at all reasonable times, and in a manner so as to not interfere with the normal business operations of Rand to all premises, properties, personnel, books, records (including Tax records), financial or other operating data or other information, Contracts and documents of or pertaining to Rand.

8.6	No Public Announcements

Neither Retsky nor Purchaser shall, nor shall any of their respective Representatives, without the approval of the other party, issue any press releases or otherwise make any public statements with respect to the transactions contemplated by this Agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.

8.7	Commitment by Rand to Exclusive Dealing

Retsky and Rand shall not, and shall cause the their respective Representatives to refrain from taking any action to, directly or indirectly, encourage, initiate, solicit or engage in discussions or negotiations with, or provide any information to, any Person, other than Purchaser (and its Representatives and financing sources), concerning any purchase of any capital stock or equity interests of Rand or any merger, asset sale, recapitalization or similar transaction involving each Rand except in connection with the transactions contemplated by this Agreement. Retsky will not vote his capital stock of Rand in favor of any purchase of any merger, asset sale, recapitalization or similar transaction involving Rand or Retsky other than in favor of the transaction set forth in this Agreement. Retsky will notify Purchaser as soon as practicable if any Person makes any proposal, offer, inquiry to, or contact with, Retsky or Rand (or their respective Representatives), as the case may be, with respect to the foregoing and shall describe in reasonable detail the identity of any such Person and the substance and material terms of any such contact and the material terms of any such proposal.

8.8	Notification of Certain Matters

Retsky and Rand shall give prompt notice to Purchaser of any of the following which occurs, or of which it becomes aware, following the date hereof: (i) the occurrence or existence of any fact, circumstance or event which would reasonably be expected to result in (A) any representation or warranty made by Retsky or Rand in this Agreement or in any Schedule, Exhibit or certificate or delivered herewith, to be untrue or inaccurate in any material respect or (B) the failure of any condition precedent to either party’s obligations; and (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

ARTICLE IX

CERTAIN ACTIONS AFTER THE CLOSING

9.1	Securities Issues

Retsky agrees that he will not acquire, purchase, agree to acquire, directly or indirectly, or recommend to any Person, to purchase, any voting securities of Purchaser based on any non-public information known to Retsky.

9.2	Non-Competition; Non-Solicitation

(a) Period of Non-Competition.  Retsky, hereby covenants and agrees that he will not during the period from and after the Closing Date through the third (3rd) anniversary of the Closing Date (the “Non-Competition Period”), own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, lender, consultant or otherwise with any business or organization which, directly or indirectly, Competes (as hereinafter defined) with Purchaser or Rand in Rand or Purchaser’s business in the counties of Alameda, Los Angeles, San Diego and San Francisco in the state of California (“Restricted Territory’’). For purposes of this Agreement, a business or organization shall be deemed to “Compete” with Rand or Purchaser if such business or organization provides billing services to pathologists, clinical laboratories and other medical professionals, including services and products that facilitate the collection of physician fees from patients and third party payers. Nothing in this paragraph shall prohibit Retsky from owning for investment purposes up to two percent (2%) of the securities of any entity or enterprise whose securities are listed on a national exchange.

(b) Non-Solicitation of Customers.  Retsky, hereby covenants and agrees that he will not during the period from and after the Closing Date through the fifth (5th) anniversary of the Closing Date (the “Non-Solicitation Period”), directly or indirectly, (i) solicit, raid, entice or induce any Person that as of the Closing Date is, and during the twelve-month period prior to the Closing Date was, or at any time during the Non-Solicitation Period shall be, a customer of Rand or Purchaser, to become a customer of any Person (other than Rand or Purchaser) for products or services the same as, or competitive with, those products and services as from time to time shall be provided by Rand or Purchaser, (ii) approach any such Person for such purpose or authorize the taking of such actions by any other Person or assist or participate with any such Person in taking such action, or (iii) in any way interfere with the relationship between Rand, Purchaser and any such Person or business relationship (including making any negative or disparaging statements or communications about Rand or Purchaser).

(c) Non-Solicitation of Employees.  During the Non-Solicitation Period, Retsky agrees that he will not, directly or indirectly, induce or attempt to influence any Person employed by Rand or Purchaser (or its Affiliates), as the case may be, on the date of this Agreement or after the Closing Date, to terminate his or her employment with the same, nor will he hire such employee, either directly or indirectly. During the Non-Solicitation Period, the Executive will immediately notify the Company of any change of his address and the name and address of any subsequent employer.

(d) Effects of Laws and Public Policies.  The Parties hereto recognize that the laws and public policies of the various states of the United States may differ as to the validity and enforceability of covenants similar to those set forth in this Article IX. The Parties acknowledge and agree that the restrictions contained in this Article IX are needed in order to induce Purchaser to purchase the Shares and to enter into this Agreement. It is the intention of the parties that the provisions of this Article IX be enforced to the fullest extent permissible under the laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such laws or policies) of any provisions of this Article IX shall not render unenforceable, or impair, the remainder of the provisions of this Article IX. Accordingly, if any provision of this Article IX shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction.

(e) Right of Injunctive Relief.  The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this Article IX would be inadequate, and Rand hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

9.3	Confidentiality of Information

Each party hereto will hold, and will use its best efforts to cause its Affiliates and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliate or representative), all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party’s representatives in connection with this Agreement or the transactions contemplated hereby, unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental or regulatory authorities) or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, except to the extent that such documents or information can be shown to have been (A) previously known by the party receiving such documents or information, (B) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (C) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser’s use of documents and information concerning the business of Rand hereunder.

9.4	Mail and Communications

Retsky will promptly remit to Purchaser any mail or other communications, including, without limitation, any written inquiries and payments received by Retsky relating to the business of Rand and any mail, invoices or other communications received by Retsky relating to the business of Rand which are received by Retsky from and after the Closing Date.

9.5	Use of Business Name

Retsky (except to the extent required in order to perform his employment duties to Purchaser) covenants and agrees that he will not conduct business under, or use the name of “Rand Medical Billing”, “Rand”, “Rand Medical” or any variation thereof after the Closing.

ARTICLE X

INDEMNIFICATION

10.1	Indemnification

(a) Indemnification by Rand and Retsky.  Rand (prior to the Closing) and Retsky shall, jointly and severally, indemnify and hold harmless Purchaser, and Purchaser’s officers, directors, employees, members, managers, stockholders, subsidiaries, assigns and successors and the Affiliates of the foregoing Persons (individually, a “Purchaser Indemnified Person” and collectively, the “Purchaser Indemnified Persons”), from and against and in respect of, and shall pay to Purchaser Indemnified Persons the amount of, any and all claims, demands, lawsuits, actions, causes of actions, administrative proceedings (including informal proceedings), losses, assessments, costs, damages, judgments, liabilities (including reasonable legal fees and disbursements incurred in defending any such matters or enforcing any covenant or obligation under this Agreement) of every kind, nature and description, whether or not involving a third party claim (collectively, “Losses”) that arise or result from or relate to, directly or indirectly:

(i) any breach of any of the representations and warranties given or made by Rand or Retsky in this Agreement or any certificate, document, or instrument delivered by or on behalf of Rand pursuant to this Agreement;

(ii) any violation by Rand or Retsky of any covenant or agreement made by Rand or Retsky in this Agreement, or any certificate, document, or instrument delivered by or on behalf of Rand or Retsky pursuant to this Agreement;

(iii) liabilities of Rand not discharged in connection with the Closing as required pursuant to Section 6.5;

(iv) Taxes of any Person imposed upon Rand under Treasury Regulation Section 1.1502-6 or any comparable state, foreign or local law, or as a transferee, successor, by contract, operation of law or otherwise which Taxes relate to an event or transaction occurring before the Closing Date;

(v) Taxes (or the non-payment thereof) of Rand for, or with respect to, taxable periods ending on or before the Closing Date and, with respect to taxable periods beginning before and ending after the Closing Date, Taxes of Rand to the extent such Taxes are attributable to the portion of the taxable period ending on the Closing Date (as determined pursuant to Section 12.2); or

(vi) Taxes of Rand or Retsky attributable to the transactions contemplated by this Agreement.

(b) Indemnification by Purchaser.  Purchaser shall, indemnify and hold harmless Retsky and Rand (prior to the Closing), and Retsky’s heirs and assigns (individually, a “Retsky Indemnified Person” and collectively, the “Retsky Indemnified Persons”), from and against and in respect of, and shall pay to Retsky Indemnified Persons the amount of, any Losses that arise or result from or relate to, directly or indirectly:

(i) any breach of any of the representations and warranties given or made by Purchaser in this Agreement or any certificate, document, or instrument delivered by or on behalf of Purchaser pursuant to this Agreement;

(ii) any violation by Purchaser of any covenant or agreement made by Purchaser in this Agreement, or any certificate, document, or instrument delivered by or on behalf of Purchaser pursuant to this Agreement; and

(iii) the operation of Rand after the Closing including any liability for Taxes of Rand imposed upon a Retsky Indemnified Person with respect to taxable periods beginning after the Closing or to the extent such Taxes are attributable to the portion of the taxable period ending after the Closing Date (as determined pursuant to Section 12.2).

10.2	Limitation and Expiration.

Notwithstanding the above:

(a) Threshold Limitation.  Following the Closing, there shall be no liability for indemnification under this Article X for breaches of representations or warranties of Purchaser, on the one hand, or Retsky, on the other hand, unless and until the aggregate amount of all Losses for such breach exceeds $50,000 (the “Threshold”) at which point Purchaser or Retsky, as the case may be, shall be indemnified for all Losses without deduction for the Threshold, provided, however, that the Threshold will not apply to breaches of the representations and warranties set forth in Sections 4.1, 4.2, 4.4, 4.15, 4.17 and 4.33 or to Losses under Section 10.1(a)(iii)-(vi).

(b) Aggregate Payment Limit.  Notwithstanding anything to the contrary herein, the aggregate amount of all payments made by the Indemnifying Party in satisfaction of any breach of a representation or warranty by Purchaser, on the one hand, or Rand and Retsky, on the other hand, under this Agreement shall not exceed the Purchase Price except that there shall be no limit for Losses that arise or result from (i) a breach of any covenant or agreement contained in this Agreement, (ii) a breach of any representation or warranty set forth in Sections 4.1, 4.2, 4.4, 4.15, 4.17 and 4.33, or Losses under Section 10.1(a)(iii)-(iv).

(c) Representations and Warranties Expirations.  Each of the representations and warranties made by the parties in this Agreement shall survive for a period of twenty four (24) months after the Closing Date, provided, however, that the representations and warranties of Rand and Retsky contained in Sections 4.1, and

4.2 of this Agreement shall have no expiration and the representations and warranties of Rand and Retsky in Sections 4.4, 4.14, 4.15 and 4.17 shall survive until sixty (60) days following expiration of the applicable statute of limitation.

(d) Scope of Remedies.  Following the Closing, except with respect to claims based upon fraud and injunctive relief provided elsewhere and except as otherwise provided in this Agreement, the remedies provided in this Article X shall be the sole and exclusive remedy for any Losses of Purchaser, Retsky or Rand with respect to this Agreement and any exhibit or schedule attached hereto or any certificate delivered hereunder.

10.3	Remedies.

Purchaser will, at its option, have the right to set off any Losses due to Purchaser under Section 10.1(a) above against (i) any amounts due to Retsky under the Promissory Note, (ii) funds held in the Cash Escrow Account, (iii) the Stock Consideration held in the Cash Escrow Account (the number of shares subject to forfeiture shall be determined by dividing the Losses due to Purchaser under Section 10.1(a) by the Adjusted Price Per Share (as defined below)). Purchaser may require Rand or Retsky to pay such Losses due to Purchaser under Section 10.1(a) above in cash. The Adjusted Price Per Share shall be the average of the closing sale price of Purchaser’s Common Stock as reported by the AMEX for the previous twenty (20) trading days on which it shall have traded ending on the last trading day immediately prior to the date the notice is delivered pursuant to Section 10.4.

10.4	General Claims Provisions

(a) Definitions.  For the purposes of this Agreement, the term “Indemnitee” will refer to the person(s) or entity(ies) indemnified, or entitled, or claiming to be entitled, to be indemnified, pursuant to the provisions of Sections 10.1 and 10.2. The term “Indemnitor” will refer to the person(s) or entity(ies) having the obligation to indemnify pursuant to such provisions.

(b) Notice.  The Indemnitee will promptly give the Indemnitor notice of any matter which the Indemnitee has determined has given, or could give, rise to a right of indemnification under this Agreement, stating the amount of the Losses, if known, the method of computation thereof and the basis for the claim, all with reasonable particularity. Failure to give timely notice of a matter which may give rise to an indemnification claim will not affect the rights of the Indemnitee to collect such claim from the Indemnitor so long as such failure to so notify does not materially adversely affect the Indemnitor’s ability to defend such claim against a third party.

(c) Third-Party Claims.  The obligations and liabilities of the Indemnitor with respect to Losses arising from claims of any third party that are subject to the indemnification provided for in this Article X (“Indemnification”) will be governed by the following additional terms and conditions:

(i) if the Indemnitee receives notice of any Third-Party Claim, the Indemnitee will give the Indemnitor prompt notice of such Third-Party Claim and will permit the Indemnitor, at its option, to assume and control the defense and/or management of such Third-Party Claim at the Indemnitor’s expense and through counsel of its choice, if the Indemnitor (A) gives prompt notice of its intention to do so to the Indemnitee, (B) admits in writing to the Indemnitee that the Indemnitor assumes responsibility for all Losses based upon or arising from such claim (subject to the limitations of Section 10.2 hereof), and (C) has affirmatively waived in writing all defenses the Indemnitor may have against the Indemnitee in respect of such claim;

(ii) if the Indemnitor exercises its right to undertake the defense and/or management of any such Third-Party Claim, the Indemnitee will cooperate with the Indemnitor in such defense and/or management and make available to the Indemnitor all witnesses, pertinent records, materials and information in the Indemnitee’s possession or under its control relating thereto as is reasonably required by the Indemnitor;

(iii) if the Indemnitor does not exercise its right to undertake the defense and/or management of any Third-Party Claim as provided above, the Indemnitee may, directly or indirectly, conduct the defense and/or management of any such Third-Party Claim in any manner it reasonably may deem appropriate and at the expense of the Indemnitor, and the Indemnitor will cooperate with the Indemnitee in such defense and/or management, and make available to the Indemnitee all witnesses, pertinent records, materials and information in the Indemnitor’s possession or under its control relating thereto as is reasonably required by the Indemnitee;

(iv) the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to a Third-Party Claim (A) without the prior written consent of the Indemnitee (not to be unreasonably withheld), unless the judgment or proposed settlement involves only the payment of money damages, does not impose an injunction or other equitable relief upon the Indemnitee and could not otherwise reasonably be expected to have a material adverse effect on the Indemnitee and (B) unless the consent or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee on an unconditional release from all liability in respect of the Third-Party Claim;

(v) the Indemnitee will not consent to the entry of any judgment or enter into any settlement with respect to a Third-Party Claim without the prior written consent of the Indemnitor (not to be unreasonably withheld), unless the Indemnitor fails to assume the defense and/or management of the Third-Party Claim in accordance with this Section 10.4(c); and

(vi) the Indemnitee will have the right, at its own cost and expense, to participate in the defense of the Third-Party Claim.

(d) Effect of Materiality Qualifiers.  Although a representation, warranty or covenant of any of the parties to this Agreement may not be deemed breached, inaccurate or in default unless or until a certain standard as to “material”, “materiality”, or “material adverse effect” has been met, for purposes of calculating Losses in connection with this Article X, once such materiality or material adverse effect standard has been met, the Indemnitee will be entitled to indemnification for all Losses arising out of or resulting from such breach, inaccuracy or default of any such representation, warranty, or covenant without giving effect to any such standard.

10.5	Adjustments to Purchase Price

Any indemnification payments received pursuant to this Article X shall be treated, to the extent permitted by law, as an adjustment to the Purchase Price.

ARTICLE XI

TERMINATION

11.1	Termination of Agreement

This Agreement and the transactions contemplated under it may be terminated and abandoned at any time prior to the Closing:

(a) Mutual Consent.  By mutual consent in writing of Purchaser and Retsky;

(b) In Case of Breach.  By Purchaser or Retsky if, in the case of Purchaser, there has been a breach of any covenant or a material breach of the representations and warranties of Rand or Retsky made under this Agreement or if, in the case of Retsky, there has been a breach of any covenant or a material breach of any of the representations and warranties of Purchaser made under this Agreement;

(c) If Purchaser or Rand has Material Adverse Effect.  By Purchaser if there has been a Material Adverse Effect with respect to Rand;

(d) If Certain Conditions Cannot Be Fulfilled.  By Purchaser, if any of the conditions contained in Article VI, or by Retsky, if any of the conditions contained in Article VII, respectively, are impossible to fulfill in all material respects.

Any termination pursuant to this Article XI will not affect the obligations of the parties under Section 8.6 (Public Announcements), Section 9.1 (Securities), Section 9.3 (Confidentiality), Section 11.2 (Procedure Upon Termination), Section 11.3 (Effect of Termination), Section 13.1 (Expenses) and Section 13.7 (Governing Law),

which shall survive any such termination of this Agreement, and will be without prejudice to the terminating party’s legal rights and remedies by reason of any breach of this Agreement occurring prior to such termination.

11.2	Procedure Upon Termination

In the event of termination by Purchaser or Retsky, pursuant to Section 11.1 hereof, written notice thereof shall promptly be given to the other party or parties, and this Agreement shall terminate, and the transactions contemplated hereunder shall be abandoned, without further action by Purchaser or Restky. If this Agreement is terminated as provided herein, each of the parties shall return all documents, and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same.

11.3	Effect of Termination

In the event that this Agreement is terminated as provided herein, then, other than as set forth in the last paragraph of Section 11.1, each of the Parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination.

ARTICLE XII

TAX MATTERS

12.1	Cooperation on Tax Matters.

Purchaser and Retsky shall cooperate fully as and to the extent reasonably requested by any of the parties to this Agreement, in connection with the filing of Tax Returns pursuant to this Article XII and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon request of any of the above-named parties) the provision of records and information which are reasonably relevant to any such Tax Return, audit, litigation or other proceeding. So long as taxable periods of, or related to, Rand ending on or before the Closing Date remain open, Purchaser will promptly notify Retsky in writing of any pending or threatened Tax audits or assessments for which Retsky has or may have liability. Retsky will promptly notify Purchaser in writing of any written or other notification received by Retsky from the Internal Revenue Service or any other Taxing authority of any proposed adjustment raised in connection with a Tax audit, examination, proceeding or determination of a taxable period of Rand ending on or before the Closing Date.

12.2	Tax Returns.

Purchaser shall prepare or cause to be prepared, and file or cause to be filed, all Tax Returns of Rand for all Tax periods ending on or before the Closing Date (a “Pre-Closing Period”) and for all Tax periods which begin before the Closing Date and end after the Closing Date, if any, (a “Straddle Period”) that are filed after the Closing Date. Purchaser shall deliver such Pre-Closing Period Tax Returns and Straddle Period Tax Returns to Retsky at least thirty (30) days prior to the due date of such Tax Returns (without taking into account any extensions thereof, unless Retsky determines to file for an extension) for his review. Solely with respect to any Pre-Closing Period Tax Returns, Purchaser shall make all changes reasonably requested by Retsky to the extent that (i) such changes are consistent with the past practice and custom of Rand, (ii) are in accordance with applicable law, and (iii) are provided to Purchaser within fifteen (15) days after Retsky’s receipt of such Pre-Closing Period Tax Returns. Purchaser shall file such Pre-Closing Period Tax Returns on the due date of such Tax Returns (without taking into account any extensions thereof, unless Retsky determines to file for an extension). Retsky shall pay to Purchaser or Rand, as an adjustment to the Purchase Price, an amount equal to all Taxes shown to be due on a Pre-Closing Period Tax Return and the portion of such Taxes shown to be due on a Straddle Period Tax Return which relates to the portion of such Straddle Period ending on the Closing Date within fifteen (15) days after the receipt of a bill from Purchaser for such Taxes. In the case of any Taxes that are imposed on a periodic basis and are payable with respect to a Straddle Period, the portion of such Tax which relates to the portion of such Straddle Period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or gross receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (y) in the case of any Tax based upon or related to income or gross receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date.

12.3	Defense of Tax Claims.

(a) Notwithstanding any other provision in this Agreement to the contrary, if any third party shall notify Purchaser with respect to any matter relating to Taxes (a “Tax Claim”), which may give rise to a claim for indemnification against Retsky pursuant to Section 10.1, then the Purchaser shall promptly notify Retsky thereof in writing; provided, however, that no delay on the part of the Purchaser shall relieve Retsky from any obligation hereunder unless (and then solely to the extent) Retsky thereby is prejudiced.

(b) Retsky will have the right to defend Purchaser or Rand, as the case may be, against the Tax Claim with counsel of its choice reasonably satisfactory to Purchaser so long as (i) Retsky notifies Purchaser in writing within fifteen (15) days after Purchaser has given notice of the Tax Claim that Retsky will indemnify Purchaser or Rand, as the case may be, from and against the entirety of any adverse consequences Purchaser or Rand may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Tax Claim, (ii) Retsky provides Purchaser with evidence acceptable to Purchaser that Retsky have the financial resources to defend against the Tax Claim and fulfill his indemnification obligations with respect to the Tax Claim, (iii) settlement of, or an adverse judgment with respect to, the Tax Claim will not establish a precedential custom or practice adverse to the continuing business interests of Rand or otherwise have an adverse effect on Purchaser or Rand’s Tax position for periods beginning on or after, or including, the Closing Date, and (iv) Retsky conducts the defense of the Tax Claim actively and diligently.

(c) So long as Retsky is conducting the defense of the Tax Claim in accordance with Section 12.3(b) above, (i) Purchaser may retain separate co-counsel at its sole cost and expense and participate in the defense of the Tax Claim, and (ii) Retsky may not consent to the entry of any judgment or enter into any settlement with respect to the Tax Claim without the prior written consent of the Purchaser, which consent will not be unreasonably withheld or delayed.

(d) In the event any of the conditions in Section 12.3(b) above is or becomes unsatisfied, (i) Purchaser may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Tax Claim in any manner it reasonably may deem appropriate (and Purchaser need not consult with, or obtain any consent from, Retsky in connection therewith), (ii) Retsky will reimburse Purchaser promptly and periodically for the costs of defending against the Tax Claim (including reasonable attorneys’ fees and expenses), and (iii) Retsky will remain responsible for any adverse consequences Purchaser or Rand may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Tax Claim to the fullest extent provided in this section.

12.4	Certain Taxes and Fees

All transfer, documentary, sales, use, stamp, registration and other such Taxes and all conveyance fees, recording charges and other fees and charges (including penalties and interest) incurred in connection with the transaction contemplated by this Agreement shall be paid by Retsky when due and Retsky shall, at his own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

12.5	Code Section 338(h)(10) Election

At the election of Purchaser, Retsky shall join with Purchaser in making a timely election under Code Section 338(h)(10) (and any corresponding election under state, local, and foreign tax law) with respect to the purchase and sale of the stock of Rand pursuant to this Agreement (collectively, the “Election”). If the Election is made, Retsky and Purchaser shall cooperate for the purpose of effectuating a timely and effective Election, including, without limitation, the execution and filing of any required forms or returns (each such form or return, a “338 Election Form”). The Election shall be filed based upon the purchase price allocation determined by Purchaser and consented to by Retsky (which consent shall not be unreasonably withheld, delayed or conditioned). Retsky, Purchaser, and Rand shall file all Tax Returns and information reports in a manner consistent with such allocation, as adjusted to take into account the Tax Adjustment as set forth in Section 12.6 of this Agreement. On or prior to March 1, 2007, Purchaser shall prepare and deliver to Retsky all required 338 Election Forms. Retsky shall execute all such forms and other documents required to be executed by him in connection with the Election as set forth in instructions provided by Purchaser and deliver the same to Purchaser within fifteen (15) days of the receipt of such forms and other documents. If a 338 Election Form is required to be filed prior to the final determination of the Tax Adjustment, Purchaser will execute such 338 Election Form and deliver it to Retsky at least thirty (30) days prior to the last date on which such 338 Election Form may be filed, and Purchaser shall file such 338 Election Form using the information then available, and Purchaser and Retsky shall amend such 338 Election Form as necessary upon the final determination of the Tax Adjustment. The Purchaser shall be responsible for filing all 338 Election Forms with the proper Governmental Authorities, provided that Retsky shall be responsible for filing any 338 Election Form that must be filed with a Tax Return that Retsky is responsible for preparing and filing.

12.6	Tax Adjustment.

If pursuant to Section 12.5 of this Agreement, the Purchaser elects to make the Election, Retsky shall include any income, gain, loss or deduction or other Tax item resulting from the Election on his Tax Returns to the extent required by applicable Law. In addition, the Purchase Price shall be increased by an amount equal to the aggregate excess Tax cost (federal, state, local and foreign Taxes included) of Retsky incurred as a result of making the Election described in Section 12.5 above. Retsky’s excess Tax cost for purposes of this Section 12.6 shall be determined by Retsky’s independent certified public accountant based on Retsky’s federal, state, local and foreign Taxes for the year with respect to which the Election is made, determined with and without the effect of the Election. No later than fifteen (15) days after Purchaser notifies Retsky of Purchaser’s intention to make an Election, Retsky shall deliver to the Purchaser a calculation of the excess Tax cost as determined in accordance with this Section 12.6 (i.e., the amount by which Retsky’s Taxes calculated with the effect of the Election exceed Retsky’s Taxes calculated without the effect of the Election) along with such other information as reasonably required by Purchaser to confirm the amount of the excess Tax cost and the Tax Adjustment (as defined herein). The excess Tax cost shall be grossed up at Retsky’s effective tax rate for the year in which the Election is made, with the aggregate of the excess tax cost and the gross-up amount referred to as the “Tax Adjustment”. It is the intent of the parties that the Tax Adjustment shall be equal to the amount necessary such that Retsky shall be no worse off, on an after-tax basis, than had the Election not been made. The Purchaser shall notify Retsky within fifteen (15) days of the receipt of such calculation of any objections to such calculation. If the Purchaser objects to the calculation, then the Purchaser and Retsky shall attempt to resolve any disputes; provided, however, that if they are unable to do so within fifteen (15) days after the Retsky’s receipt of notice of an objection, such disputed items shall be submitted to a mutually acceptable independent accounting firm for final determination, which shall be binding upon the Purchaser and Retsky. The Purchaser shall pay to Retsky the amount of the Tax Adjustment no later than fifteen (15) days after the later of (x) the filing of the Election or (y) final determination of the Tax Adjustment. The payment of the Tax Adjustment shall be treated as a purchase price adjustment. If a subsequent determination is made that the Election was not available with respect to the transactions contemplated by this Agreement, Retsky shall promptly pay to the Purchaser an amount equal to the Tax Adjustment previously received by him from the Purchaser.

ARTICLE XIII

MISCELLANEOUS

13.1	Transaction Expense Obligations

Except as set forth herein and in Section 12.4, each Party shall pay their own expenses (including legal and accounting fees) incident to the negotiation and preparation of this Agreement and any other documents prepared in connection therewith, and the consummation of the transactions contemplated herein.

13.2	Amendment and Modification

The Parties may amend, modify and supplement this Agreement in such manner as may be agreed upon by all of them in writing.

13.3	Entire Agreement Defined

This Agreement, including the exhibits, schedules, certificates and other documents and agreements delivered on the date hereof in connection herewith contains the entire agreement of the Parties with respect to the transactions contemplated hereby, and supersedes all prior understandings and agreements (oral or written) of the Parties with respect to the subject matter hereof. The Parties expressly represent and warrant that in entering into this Agreement they are not relying on any prior representations made by any other Party concerning the terms, conditions or effects of this Agreement which terms, conditions or effects are not expressly set forth herein. Any reference herein to this Agreement shall be deemed to include the schedules and exhibits.

13.4	Interpretation

When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be to an article, section, paragraph, clause, schedule or exhibit of this Agreement unless otherwise indicated. The section headings and captions contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The term “knowledge” when applied to any Person, shall mean the actual knowledge of such Person after due inquiry; provided that, if such Person is an entity, the actual knowledge of its officers and directors (including that of Retsky in the case of Rand) after due inquiry shall be imputed to such Person.

13.5	Execution in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of a facsimile of this Agreement shall have the same effect as the delivery of the original.

13.6	Notices: Names and Addresses

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (iii) three (3) days after deposited with a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a Party may designate by written notice to the other Parties):

If to Rand:

Marvin I. Retsky, M.D.
1633 Erringer Rd
Simi Valley, CA 93065

with a copy to:

Harrington, Foxx, Dubrow & Canter, LLP
1055 West Seventh Street, 29th Floor
Los Angeles, CA 0017-2547
Attn: Martin C. Kristal

If to Purchaser:

Orion HealthCorp Inc.
1805 Old Alabama Road Suite 350
Roswell, GA 30076
Fax: (678) 832-1888
Attn: Terrence L. Bauer, CEO

with a copy to:

Benesch, Friedlander, Coplan & Aronoff LLP
2300 BP Tower
200 Public Square
Cleveland, OH 44114-2378
Fax: (216) 363-4588
Attention: Ira Kaplan

Any Party may, by Notice given as aforesaid, change its address for all subsequent Notices. Notices shall be deemed given on the date delivered.

13.7	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California as though made and to be fully performed in that State without regard to conflicts of laws principles. No Party to this Agreement shall commence or prosecute any suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for the breach of or default under this Agreement or otherwise arising under or by reason of this Agreement, other than in the federal or state courts located in the County of Los Angeles in the State of California. Each of the Parties irrevocably consents and submits to the jurisdiction and venue of the federal or state courts located in the County of Los Angeles in the State of California and waives any and all objections to the jurisdiction that they may have under the laws of any state or of the United States.

13.8	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

13.9	Assignment

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto without the prior consent of the other Parties, and any attempt to do so will be void, except (i) for assignments and transfers by operation of law and (ii) that Purchaser may assign any or all of its rights, interests and obligations hereunder to (A) an affiliate or wholly-owned subsidiary, provided that any such affiliate or subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, (B) any post-Closing purchaser of all of the issued and outstanding stock of Purchaser or a substantial part of its assets or (C) any financial institution providing purchase money or other financing to Purchaser from time to time as collateral security for such financing. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

13.10	Binding Effect; No Third Party Beneficiaries

This Agreement shall inure to the benefit of, be binding upon and be enforceable by and against Rand and Purchaser and their respective successors and permitted assigns, and nothing herein expressed or implied shall be construed to give any other Person any legal or equitable rights hereunder; provided that Purchaser’s lenders may rely on the representations, warranties and covenants of Rand contained herein.

13.11	Negotiation Representations

Each Party expressly represents and warrants to all other Parties hereto that (i) before executing this Agreement, said Party has fully informed itself or himself of the terms, contents, conditions and effects of this Agreement; (ii) said Party has relied solely and completely upon its or his own judgment in executing this

Agreement; (iii) said Party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (iv) said Party has acted voluntarily and of its or his own free will in executing this Agreement; (v) said Party is not acting under duress, whether economic or physical, in executing this Agreement; and (vi) this Agreement is the result of arm’s-length negotiations conducted by and among the Parties and their counsel.

13.12	Waiver

No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy and the rights and remedies of the parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by any of Purchaser or Rand or either of them, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other affected Party or Parties; (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13.13	Further Assurances

At any time and from time to time (including after the Closing), upon reasonable request of Purchaser, Rand shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as Purchaser may deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser’s title to the assets and properties of Rand.

13.14	Schedules and Exhibits

The disclosures in the schedules and exhibits attached hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth herein. Any matter disclosed by Rand on any one Schedule with respect to any representation, warranty or covenant of Rand shall be deemed disclosed for purposes of all other representations, warranties or covenants of Rand to the extent that it is reasonably apparent from such disclosure that is also relates to such other representations, warranties or covenants, and to the extent any matter disclosed on any Schedule conflicts with any representation, warranty or covenant of Rand contained in this Agreement, this Agreement will control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

Orion HealthCorp, Inc.

By:	/s/ Terrence L. Bauer
Terrence L. Bauer, CEO

/s/  Marvin I. Retsky
Marvin I. Retsky, M.D.

Rand Medical Billing, Inc.

By:	/s/ Marvin I. Retsky
Marvin I. Retsky, M.D.
President and CEO

Annex D

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
ORION HEALTHCORP, INC.

Orion HealthCorp, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

A. The name of this Corporation is Orion HealthCorp, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was July 20, 1984 under the name Technical Coatings Incorporated. The date of filing its Amended and Restated Certificate of Incorporation with the Secretary of State was December 15, 2004 under the name SurgiCare, Inc.

B. This Second Amended and Restated Certificate of Incorporation has been adopted in accordance with Sections 242 and 245 of the DGCL.

C. This Second Amended and Restated Certificate of Incorporation restates and amends the Amended and Restated Certificate of Incorporation of the Corporation by restating in its entirety the text of the Certificate of Incorporation to read as follows:

1.  Name.  The name of this Corporation is Orion HealthCorp, Inc.

2.  Registered Office.  The registered office of this Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.  Purpose.  The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.  Capital Stock.

4.1  Authorized Shares.

4.1.1  Authorized Shares.  The total number of shares of capital stock that the Corporation has authority to issue is Three Hundred Ninety Seven Million (370,000,000) shares, consisting of Three Hundred Million (350,000,000) shares of common stock, par value $0.001 per share (“Common Stock”) and Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The Common Stock consists of the following classes:

(a) Three Hundred Million (300,000,000) shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”);

(b) Fifty Million (50,000,000) shares of Class D Common Stock, par value $0.001 per share (“Class D Common Stock”).

4.2  Definitions.  As used in this Article 4, the following terms have the following definitions:

4.2.1  “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

4.2.2  “Applicable Price per Share” shall mean, at any time and with respect to any share of Class A Common Stock, (a) if such determination is being made in connection with a Realization Event, the amount which would be paid as a Distribution on such share were the Corporation to be liquidated in accordance with Article 4.4.3 hereof with total Distributions being made to all Equity Securities of the Corporation equal to the Total Equity Value, determined as of such time, and (b) at all other times, the Market Price as of such time.

4.2.3  “Board of Directors” shall mean the Board of Directors of the Corporation.

4.2.4  “Class D Base Amount” shall mean the price per share paid upon issuance of the shares of Class D Common Stock pursuant to the Class D Stock Purchase Agreement.

4.2.5  “Class D Conversion Constant” shall mean, at any time as of which it is to be determined, one (1.0), adjusted as provided in Article 4.4.4 below.

4.2.6  “Class D Conversion Factor” shall mean, at any time as of which it is to be determined, the sum of (a) the Class D Conversion Constant plus (b) a fraction, the numerator of which is the Remaining Class D Dividend Amount and the denominator of which is the Applicable Price per Share, all determined at the time.

4.2.7  “Class D Dividend Amount” shall mean, with respect to any share of Class D Common Stock at any time, an amount equal to nine percent (9%) per annum on the Class D Base Amount from time to time outstanding, without compounding, from the date the Class D Common Stock was first issued.

4.2.8  “Class D Stock Purchase Agreement” shall mean that certain Stock Purchase Agreement, dated September 8, 2006, by and among the Corporation, Phoenix Life Insurance Company and Brantley Partners IV, L.P.

4.2.9  “Distributions” shall mean all distributions made to holders of Equity Securities in respect of such Equity Securities, whether by dividend or otherwise (including but not limited to: any distributions made by the Corporation to holders of Equity Securities in complete or partial liquidation of the Corporation or upon a sale of all or substantially all of the business or assets of the Corporation and its subsidiaries on a consolidated basis; any redemption or repurchase by the Corporation of any Equity Securities for any reason; any distributions made in connection with a merger, reorganization, recapitalization or exchange involving any Equity Securities; and any subdivision or increase in the number of (by stock split, stock dividend or otherwise), or any combination in any manner of, the outstanding Equity Securities); provided, however, that the following shall not be a Distribution: (a) any redemption or repurchase by the Corporation of any Equity Securities pursuant to the provisions of any agreement with any director, officer or employee of the Corporation or any of its subsidiaries, (b) any subdivision or increase in the number of (by stock split, stock dividend or otherwise), or any combination in any manner of, the outstanding shares of Common Stock in accordance with the provisions of Article 4.4.4, (c) a merger, share exchange or consolidation after the consummation of which the stockholders of the Corporation immediately prior to such merger, share exchange or consolidation effectively have the power to elect a majority of the Board of Directors of the surviving corporation or its parent corporation or (d) any other distribution, redemption, repurchase or other action at any time when there is any share of Class D Common Stock outstanding if the holders of a majority of the shares of Class D Common Stock then outstanding determine that such distribution, redemption, repurchase or other action shall not constitute a Distribution.

4.2.10  “Equity Security” shall mean all shares of capital stock or other equity or beneficial interests issued by or created in or by the Corporation, all stock appreciation or similar rights, and all securities or other options, rights, warrants or other agreements or instruments to acquire any of the foregoing, whether by conversion, exchange, exercise or otherwise; provided, however, that, with respect to the calculation of Applicable Price per Share at any time in connection with a Realization Event, no such convertible or exchangeable security, option, right, warrant or other agreement or instrument shall be considered an Equity Security unless, at such time, the conversion, exchange, exercise or other action with respect thereto would decrease such Applicable Price per Share.

4.2.11  “Market Price” shall mean, on any date as of which it is to be determined, the amount per share of Class A Common Stock equal to (a) the last sale price of Class A Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Class A Common Stock is then listed or admitted to trading, or (b) if Class A Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Class A Common Stock on such date, or (c) if there shall have been no trading on such date or if Class A Common Stock is not so designated, the average of the closing bid and asked prices of Class A Common Stock on such date as shown by the NASD automated quotation system, or (d) if Class A Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors as of a date which is within 15 days of the date as of which the determination is to be made.

4.2.12  “NASD” shall mean The National Association of Securities Dealers, Inc.

4.2.13  “Person” shall mean any individual, partnership, corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or other entity.

4.2.14  “Realization Event” shall mean any Transfer, in one transaction or a series of related transactions, of 20% or more of the outstanding shares of Class A Common Stock (determined after giving effect to the conversion of all outstanding shares of Class D Common Stock); provided, however, that the issuance and sale of shares of Class D Common Stock pursuant to the Class D Stock Purchase Agreement shall not be deemed to be a Realization Event.

4.2.15  “Remaining Class D Dividend Amount” shall mean, with respect to any share of Class D Common Stock at any time, the amount that would then be required to be distributed with respect to such share pursuant to Article 4.4.3.1 in order for no further Class D Dividend Amount to be payable with respect to such share pursuant to Article 4.4.3.1.

4.2.16  “Total Equity Value” shall mean, at any time and in connection with any Realization Event, the aggregate amount paid in connection with such Realization Event for all Equity Securities of the Corporation at the time outstanding (after deduction of all commissions, fees and expenses associated with such Realization Event); provided that if less than all of the outstanding Equity Securities of the Corporation are being Transferred in such Realization Event, the aggregate value of all Equity Securities of the Corporation shall be determined by the Board of Directors based on the consideration to be paid for such Equity Securities as are to be so Transferred and the preferences, privileges, rights and other distinctive features of the Equity Securities to be so Transferred relative to the other Equity Securities of the Corporation, so that, if the Corporation were to be liquidated in accordance with Article 4.4.3 hereof with total Distributions to all Equity Securities of the Corporation equal to the aggregate value so determined, the Equity Securities to be so Transferred would receive Distributions in the amount of the consideration to be paid for such Equity Securities in such Realization Event, the determination of the Board of Directors, made in good faith, to be conclusive and final.

4.2.17  “Transfer” shall mean a sale, transfer or other disposition for value.

4.3  Preferred Stock.   Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such number of shares, voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this Corporation as described below in this Article 4.

4.4  Common Stock.   The Class A Common Stock and the Class D Common Stock are referred to collectively as the “Common Stock”; and each class shall be referred to as a class of Common Stock. The shares of Common Stock shall have the rights, preferences, privileges and limitations set forth below in this Article 4.4.

4.4.1  Shares Identical.   Except as otherwise provided in this Article 4, for purposes of this Article 4, all shares of Common Stock shall, to the fullest extent permitted by applicable law, be identical in all respects and shall entitle the holders thereof to the same rights, privileges and preferences and shall be subject to the same qualifications, limitations and restrictions.

4.4.2  Voting Rights.  Subject to the powers, preferences and rights of any Preferred Stock or any other class of stock (or any series thereof) having any preference or priority over, or rights superior to, the Common Stock that the Corporation may hereafter become authorized to issue, to the fullest extent permitted by applicable law, except as otherwise provided in this Article 4, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation. Except as otherwise provided in this Article 4.4 or as otherwise required by applicable law, all holders of Common Stock shall vote together as a single class.

4.4.2.1  Class A Common Stock.  Each holder of Class A Common Stock shall be entitled to one vote with respect to each share of Class A Common Stock held by such holder.

4.4.2.2  Class D Common Stock.  Each holders of Class D Common Stock shall be entitled to one vote with respect to each share of Class D Common Stock held by such holders.

4.4.2.3  Amendments to Certificate.  Subject to the provisions of Section 242(b)(2) of the DGCL, any term or provision of this Certificate of Incorporation may be amended with the affirmative vote of holders of a majority of the votes attributable to the then outstanding shares of Common Stock; provided, however, that (a) so long as any shares of Class D Common Stock are outstanding, the Corporation shall not amend, limit or otherwise modify the powers, designations, preferences, privileges or relative, participating, optional or other special rights of the Class D Common Stock, whether by amendment or modification of this Certificate of Incorporation, by operation of a merger or combination or otherwise in any manner, without the affirmative vote or consent of holders of more than 50% of the issued and outstanding shares of Class D Common Stock, voting as a separate class, and (d) no amendment, alteration, change or repeal may be made to Articles 6, 9 or 10 below without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock of the Corporation, voting together as a single class.

4.4.2.4  Changes in Authorized Capital Stock.  Notwithstanding the provisions of Section 242(b)(2) of the DGCL or anything to the contrary in this Article 4, the number of authorized shares of any class or classes of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by affirmative vote of holders of a majority of the votes attributable to the then outstanding shares of Common Stock.

4.4.3  Distributions.  Subject to the powers, preferences and rights of any Preferred Stock or any other class of stock (or any series thereof) having any preference or priority over, or rights superior to, the Common Stock that the Corporation may hereafter become authorized to issue and subject to the restrictions set forth in Section 4.4.3.4 below, all Distributions shall be made to the holders of Common Stock in the following order of priority:

4.4.3.1  Payment of Class D Dividend Amount.  First, the holders of the shares of Class D Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, shall be entitled to receive all Distributions until there has been paid with respect to each such share from amounts then and previously distributed pursuant to this Article 4.4.3.1 the Class D Dividend Amount. The Corporation may, at any time and from time to time, make Distributions in payment of the Remaining Class D Dividend Amount.

4.4.3.2  Allocation of Remaining Distribution Amount.  Second, after the full required amount of Distributions have been made pursuant to Article 4.4.3.1 above, all holders of the shares of Class A Common Stock and Class D Common Stock, as a single class, shall thereafter be entitled to receive all remaining Distributions pro rata based on the number of outstanding shares of Class A Common Stock and Class D Common Stock held by each holder, provided that for purposes of this Article 4.4.3.2, each share of Class D Common Stock shall be deemed to have been converted into a number of shares of Class A Common Stock equal to the Class D Conversion Constant.

4.4.3.3  Allocation of Distributions.   All Distributions pursuant to Articles 4.4.3.1 or 4.4.3.2 above shall be made ratably among the holders of the class or classes of Common Stock in question, based on the number of shares of such class held or deemed to be held by such holders.

4.4.3.4  Restriction on Distributions.   Notwithstanding anything to the contrary contained herein, without the prior written consent of Wells Fargo Foothill, Inc., or any successor thereto under the Credit Agreement (as defined below), the Corporation shall be prohibited from making any cash payment to the holders of the shares of Class D Common Stock (in the capacity as holders of the Class D Common Stock) at any time (a) while there is any amounts owing by the Corporation under the Credit Agreement or (b) there is any commitment by Wells Fargo Foothill, Inc., or any successor thereto to make any loans under the Credit Agreement. For purposes of this Section 4.4.3.4, “Credit Agreement” shall mean that certain Credit Agreement, dated November   , 2006, among the Corporation and Wells Fargo Foothill, Inc., as amended, restated, supplemented or otherwise modified from time to time.

4.4.4  Adjustments to the Class D Conversion Constant.

4.4.4.1  Stock Splits and Stock Dividends.   The Corporation shall not in any manner subdivide or increase the number of (by stock split, stock dividend or other similar manner), or combine in any manner, the outstanding shares of Class D Common Stock. The Corporation shall not in any manner subdivide or increase the number of (by stock split, stock dividend or other similar manner), or combine in any manner, the outstanding shares of Class A Common Stock unless a proportional adjustment is made to the Class D Conversion Constant; provided, however that (except as provided pursuant to the conversion provisions of Article 4.4.5.1) no stock dividend on any class of Common Stock may be paid through the issuance of Class A Common Stock without the consent of the holders of a majority of the then outstanding shares of Class D Common Stock. In no event shall any such subdivision, increase or combination constitute a Distribution in respect of any share of Common Stock.

4.4.4.2  Additional Common Shares.   In the event that, after the issuance of the Class D Common Stock, the Corporation shall issue or sell additional Class A Common Stock or Rights (excluding Excluded Securities) at a Consideration Per Share lower than the Class D Base Amount, then the Class D Conversion Constant in effect immediately after such event shall be adjusted by multiplying the Class D Conversion Constant in effect immediately prior to such event by the quotient of:

(i) the sum of:

(A) the number of shares of Class A Common Stock outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus

(B) the number of additional shares of Class A Common Stock issued or sold in such event (or then issuable pursuant to Rights issued or sold in such event);

divided by

(ii) the sum of:

(A) the number of shares of Class A Common Stock outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus

(B) the quotient of (I) the Aggregate Consideration Receivable in respect of such event, divided by (II) the Class D Base Amount.

“Aggregate Consideration Receivable” means, in the case of a sale of Class A Common Stock, the aggregate amount paid to the Corporation in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of: (i) the aggregate amount paid to the Corporation for such Rights; plus (ii) the aggregate consideration or premiums stated in such Rights payable for Class A Common Stock covered thereby; in each case without deduction for any fees, expenses or underwriters’ discounts.

“Consideration Per Share” shall mean, with respect to Class A Common Stock or Rights, the quotient of (i) the Aggregate Consideration Receivable in respect of such Class A Common Stock or such Rights; divided by (ii) the total number of such shares of Class A Common Stock or, in the case of Rights, the total number of shares of Class A Common Stock covered by such Rights.

“Excluded Securities” shall mean and include: (i) shares of Class A Common Stock or Rights issued in any of the transactions described in this Article 4.4.4.2 in respect of which an adjustment has been made pursuant to this Article 4.4.4.2 and any shares of Class A Common Stock issued in respect of Rights for which an adjustment has been made under this Article 4.4.4.2 or in respect of which no adjustment was required at the time of the issuance of such Rights under this Article 4.4.4.2; (ii) shares of Class A Common Stock issuable upon exercise of the warrants issued or to be issued to Phoenix Life Insurance Company on or about the date hereof in connection with the filing of this Second Amended and Restated Certificate of Incorporation; (iii) shares of Class A Common Stock issuable upon exercise of any options or warrants granted, or shares of Class A Common Stock granted as restricted stock units, pursuant to the Corporation’s 2004 Incentive Plan, the Corporation’s 2001 Stock Option Plan or any other equity incentive plan approved by the Board of Directors, provided that in any case the aggregate number of shares of Common Stock issuable in respect of all such plans shall not at any time exceed 10% of all shares of Class A Common Stock determined on a fully diluted basis taking into account all outstanding Rights; (iv) shares of Class A Common Stock issued pursuant to the conversion provisions set forth in Article 4.4.5 for any shares of Class D Common Stock to the extent, but only to the extent, that such shares of Class D Common Stock were issued pursuant to the Class D Stock Purchase Agreement; (v) any shares of Class A Common Stock whose sale or issuance has been otherwise adjusted pursuant to Article 4.4.4.1 above; (vi) any shares of Class A Common Stock or Rights issued as payment of the Class D Dividend Amount; (vii) any shares of Class A Common Stock or Rights issued as full or partial consideration for the acquisition by the Corporation (or any subsidiary thereof) of all or substantially all of the capital stock or assets of any third party; and (viii) any shares of Class A Common Stock or Rights issued by the Corporation to any lender in connection with the provision by such lender of financing to the Corporation, provided that the aggregate number of shares of Class A Common Stock issuable in respect thereof shall not at any time exceed 5% of all shares of Class A Common Stock determined on a fully diluted basis including all outstanding Rights.

“Right” shall mean and include: (i) any warrant or any option (including, without limitation, employee stock options) to acquire shares of Class A Common Stock; (ii) any right issued to holders of shares of Class A Common Stock permitting the holders thereof to subscribe for Class A Common Stock (pursuant to a rights offering or otherwise); (iii) any right to acquire shares of Class A Common Stock pursuant to the provisions of any security convertible or exchangeable into shares of Class A Common Stock; and (iv) any similar right permitting the holder thereof to subscribe for or purchase shares of Class A Common Stock.

In the event that the Corporation shall issue and sell shares of Class A Common Stock or Rights for a consideration consisting, in whole or in part, of property (including, without limitation, a security) other than cash or its equivalent, then in determining the “Aggregate Consideration Receivable,” the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property, and such determination, if so made, shall be binding upon all holders of Common Stock. Upon the expiration of any Rights, with respect to which an adjustment was required to be made pursuant to this Article 4.4.4.2, without the full exercise thereof, the Class D Conversion Constant and the number of shares of Class A Common Stock into which each share of Class D Common Stock is convertible shall, upon such expiration, be readjusted and shall thereafter be the Class D Conversion Constant as would have been had, had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if: the only shares of Class A Common Stock issuable under such Rights were the shares of Class A Common Stock, if any, actually issued or sold upon the exercise of such Rights; and such shares of Class A Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all of such Rights, whether or not exercised, provided that no such readjustment shall have the effect of decreasing the Class D Conversion Constant by an amount in excess of the amount of the increase initially made in respect of the issuance, sale, or grant of such Rights. If, with respect to any of the Rights with respect to which an adjustment was required to be made pursuant to this Article 4.4.4.2, there is an increase or decrease in the consideration payable to the Corporation in respect of the exercise thereof, or there is an increase or decrease in the number of shares of Class A Common Stock issuable upon the exercise thereof (by change of rate or otherwise), the Class D Conversion Constant computed upon the original issue and sale thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Rights which are outstanding at such time.

4.4.4.3  Definition of Class A Common Stock for Purposes of Article 4.4.4.  For purposes of Article 4.4.4, Class A Common Stock shall mean the Corporation’s Class A Common Stock as well as any Common Stock having the same rights, preferences and privileges as the Class A Common Stock as described in Article 4.4 hereof and without otherwise having any rights, preferences or privileges senior to or having a priority over those of the Class A Common Stock.

4.4.5  Conversion of Class D Common Stock.

4.4.5.1  Optional Conversion.  At the option of any holder of shares of Class D Common Stock, exercisable at any time and from time to time, in whole or in part, by notice to the Corporation, each outstanding share of Class D Common Stock held by such holder shall convert into a number of shares of Class A Common Stock equal to the Class D Conversion Factor in effect at the time such notice is given.

4.4.5.2  Subsequent Distributions, Etc.  No Distributions shall be or become payable on any shares of Class D Common Stock converted pursuant to Article 4.4.5.1 above at or following such conversion. From and after such conversion, such shares of Class D Common Stock shall be retired and shall not be reissued, and upon the conversion of all outstanding shares of Class D Common Stock (or the redemption, repurchase or purchase by the Corporation of all outstanding shares of Class D Common Stock in accordance with Article 4.4.8 below) and upon the filing of a certificate in accordance with Section 243 of the DGCL, the authorized shares of Class D Common Stock shall be eliminated.

4.4.5.3  Fractional Shares, Etc.  Fractional shares of Class A Common Stock issuable upon conversion of shares of Class D Common Stock under Article 4.4.5.1 above may be issued (or, at the discretion of the Board of Directors, eliminated in return for payment therefor in cash at the fair market value thereof, as determined in good faith by the Board of Directors).

4.4.5.4  Effect of Conversion.  Upon conversion of any share of Class D Common Stock, the holder shall surrender the certificate evidencing such share to the Corporation at its principal place of business. Promptly after receipt of such certificate, the Corporation shall issue and send to such holder a new certificate, registered in the name of such holder, evidencing the number of shares of Class A Common Stock into which such share has been converted. From and after the time of conversion of any share of Class D Common Stock, the rights of the holder thereof as such shall cease; the certificate formerly evidencing such share shall, until surrendered and reissued as provided above, evidence the applicable number of shares of Class A Common Stock; and such holder shall be deemed to have become the holder of record of the applicable number of shares of Class A Common Stock.

4.4.6  Notices.  All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

4.4.7  Prohibition on Distributions Constituting Taxable Events.  Notwithstanding anything to the contrary in this Second Amended and Restated Certificate of Incorporation, the Corporation shall not take any action that would have been prohibited under Article 4.4.7 of the Corporation’s Amended and Restated Certificate of Incorporation filed December 15, 2004 (the “Old Charter”) without either (i) the written approval of the holders (the “Legacy Class B Holders”) who held a majority of the Corporation’s Class B Common Stock, par value $0.001 per share, (the “Old Class B Shares”) outstanding on the date immediately prior to the filing of this Second Amended and Restated Certificate of Incorporation or (ii) receipt by the Corporation of a legal opinion, in form satisfactory to the Legacy Class B Holders who held a majority of the Old Class B Shares outstanding on the date immediately prior to the filing of this Second Amended and Restated Certificate of Incorporation, from tax counsel to the Corporation that taking such action would not result in adverse tax consequences to such Legacy

Class B Holders. During the time period in which the restrictions set forth in Article 4.4.7 of the Old Charter are effective, no amendment to the provisions of this Article 4.4.7 shall be effective without the prior written consent of the Legacy Class B Holders who held a majority of the Old Class B Shares outstanding on the date immediately prior to the filing of this Second Amended and Restated Certificate of Incorporation.

4.4.8  Redeemed or Repurchased Shares.  Upon redemption, repurchase or purchase by the Corporation of any shares of Class D Common Stock, such acquired shares shall no longer be entitled to any voting rights as set forth in Article 4.4.2, distribution rights as set forth in Article 4.4.3, or conversion rights as set forth in Article 4.4.5. From and after such redemption, repurchase or purchase, the acquired shares of Class D Common Stock shall be retired and shall not be reissued.

5.  Election of Directors.  The election of directors need not be by ballot unless the By-laws of this Corporation shall so require.

6.  By-Laws.  In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time By-laws of this Corporation. Notwithstanding the preceding sentence, the By-laws of this Corporation may be rescinded, altered, amended or repealed in any respect by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock of the Corporation, voting together as a single class.

7.  Exculpation of Directors.  A director of this Corporation shall not be liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the DGCL as in effect at the time such liability is determined. No amendment or repeal of this Article 7 shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

8.  Corporate Opportunities.  To the maximum extent permitted from time to time under the law of the State of Delaware, this Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are employees of this Corporation. No amendment or repeal of this paragraph 8 shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director or stockholder becomes aware prior to such amendment or repeal.

9.  Special Meetings of Stockholders.  Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the By-laws of the Corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the DGCL, then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

10.  Indemnification.  To the fullest extent permitted by the DGCL, the Corporation shall indemnify and advance indemnification expenses on behalf of all directors and officers of the Corporation. The Corporation shall indemnify such other persons as may be required by statute or by the By-laws of the Corporation. The Corporation may, to the full extent permitted by Delaware law, purchase and maintain insurance on behalf of any director or officer, or such other person as may be permitted by statute or the By-laws of the Corporation, against any liability which may be asserted against any director, officer or such other person and may enter into contracts providing for the indemnification of any director, officer or such other person to the full extent permitted by Delaware law. The liability of directors of the Corporation (for actions or inactions taken by them as directors) for monetary damages shall be eliminated to the fullest extent permissible under Delaware law. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors to the Corporation shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended from time to time. Any repeal or modification of this Article 10 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

11.  Books.  The books of this Corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the Board of Directors or in the By-laws of this Corporation.

12.  Action by Consent of Stockholders.  If at any time this Corporation shall have a class of stock registered pursuant to the provisions of the 1934 Act, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

IN WITNESS WHEREOF, said Orion HealthCorp, Inc. has caused this Certificate to be executed by Terrence L. Bauer, its President and Chief Executive Officer, this   day of          , 2006.

ORION HEALTHCORP, INC.

By:
Name: Terrence L. Bauer
Title: President and Chief Executive Officer

Annex E

230 Park Avenue Suite 450 New York, NY 10169 Phone: (212) 983-3370 Fax: (212) 818-1685	Boston Chicago Cincinnati Milwaukee	Princeton San Francisco Tampa Global Affiliates

September 8, 2006,

The Board of Directors and
The Special Committee of
  the Board of Directors
of Orion HealthCorp, Inc.
1805 Old Alabama Road
Suite 350,
Roswell, GA 30076

Dear Members of Board of Directors and the Special Committee of the Board of Directors:

We understand that Orion HealthCorp, Inc. (“Orion,” or the “Company”) is considering a series of transactions involving financing the acquisitions (the “Acquisitions”) of Rand Medical Billing, Inc., On Line Alternatives, Inc., and On Line Payroll Services, Inc. (collectively, the “Acquired Businesses”) and the repurchase of 1,722,983 shares of Class B Common Stock for $482,435.24 (“Class B Share Repurchase”). The Acquisitions and Class Share B Repurchase are anticipated to be financed (the “Financings”) with the proceeds received from (i) a credit facility consisting of a $2,000,000 revolving credit facility and a $4,500,000 senior secured term loan, (ii) a $10,000,000 senior secured acquisition facility, (iii) the issuance of a $3,350,000 unsecured subordinated note, (iv) the issuance of $4,650,000 of Class D Common Stock (“Class D Stock” or “Class D Share”), and (v) the issuance of $600,000 of Class A Common Stock (“Class A Stock”) and $2,199,000 million of debt to sellers of the Acquired Businesses. The Acquisitions, Class B Share Repurchase and the Financings are collectively referred to herein as the “Transactions.”

In connection with the Transactions, the Board of Directors (“Board of Directors”) of the Company and the Special Committee of the Board of Directors has requested that Valuation Research Corporation (“VRC”) provide an opinion (the “Opinion”), as of the date hereof, as to the fairness, from a financial point of view, to the stockholders, other than Brantley Partners IV, L.P. and its affiliates (“Brantley”) and Phoenix Life Insurance Corporation (“Phoenix”), of the price to be paid for the shares of Class D Common Stock to be issued to Brantley and Phoenix pursuant to a stock purchase agreement.

In connection with the Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

•	Reviewed draft proxy statement on Schedule 14A dated September 5, 2006;

•	Reviewed the September 5, 2006 draft Stock Purchase Agreement by and among Orion HealthCorp, Inc., Phoenix Life Insurance Company, and Brantley Partners IV, L.P;

•	Reviewed the September 5, 2006 draft promissory note for the 14% Senior Subordinated Note due 2011;

•	Reviewed the September 5, 2006 draft Common Stock Warrant Certificate to be issued in connection with the 14% Senior Subordinated Note;

•	Reviewed the September 5, 2006 draft Stock Purchase agreement between the Company and Brantley Capital Corporation;

•	Reviewed the September 5, 2006 draft Note Purchase Agreement by and between Orion HealthCorp, Inc. and Phoenix Life Insurance Company;

•	Reviewed the draft Second Amended and Restated Certificate of Incorporation of Orion HealthCorp, Inc.;

•	Reviewed the September 5, 2006 draft Stock Purchase Agreement by and among Orion HealthCorp, Inc.; On Line Alternatives, Inc.; On Line Payroll Services, Inc.; and the shareholders of On Line Alternatives, Inc. and On Line Payroll Services, Inc.;

•	Reviewed the September 5, 2006 draft Stock Purchase Agreement by and among Orion HealthCorp, Inc.; Rand Medical Billing, Inc. and the shareholders of Rand Medical Billing, Inc.;

•	Reviewed the September 5, 2006 draft Registration Rights Agreement between Orion HealthCorp, Inc., Brantley Partners IV, L.P. and Phoenix Life Insurance Company;

•	Reviewed an Investor presentation dated May 18, 2006;

•	Reviewed the Company’s Forms 10-QSB filed with the Securities and Exchange Commission for the quarterly period ended June 30, 2006 and March 31, 2006;

•	Reviewed the Company’s Forms 10-KSB filed with the Securities and Exchange Commission for fiscal years ended December 31, 2005 and December 31, 2004;

•	Reviewed a preliminary term sheet with respect to the sale of Class D Common Stock and Senior Unsecured Subordinated Debt;

•	Reviewed a letter of intent dated June 26, 2006 with respect to the preliminary terms of the acquisition of On Line Alternatives, Inc. and On Line Payroll Services;

•	Reviewed a letter of intent dated March 9, 2006 with respect to the preliminary terms of the acquisition of Rand Medical Billing, Inc.;

•	Reviewed internal documentation with respect to the Company’s pro forma capitalization and shares outstanding;

•	Reviewed the Company’s internal operating model which included certain financial projections with and without business acquisitions for fiscal years 2006 through 2011;

•	Reviewed the industry in which the Company operates, which included a review of (i) certain publicly traded companies deemed comparable to the Company, and (ii) certain mergers and acquisitions involving businesses deemed comparable to the Company;

•	Had an in-person visit and held telephonic discussions with certain members of the Company’s management team with respect to the past, present, and future operating and financial conditions of the Company, among other subjects;

•	Developed indications of value for the Company using generally accepted valuation methodology; and

•	Conducted such other reviews, analyses and inquiries and considered such other economic, industry, market, financial, other information and data deemed appropriate by VRC.

For analytical purposes, we have assumed the September 7, 2006 closing stock price for Class A Stock of $0.23 and a September 8, 2006 sale and issuance date, for the Class D Stock. The Opinion assumes that the Company is a going concern and consummation of the Transactions.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to the accuracy or completeness of such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the financial forecasts and projections have been reasonably and prudently prepared on bases reflecting the best currently available estimates and judgments of management as to the future financial results and conditions of the Company, and we express no opinion with respect to such forecasts and projections or the assumptions on which they are based.

We have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation. We express no opinion regarding the liquidation value of any entity. Furthermore, we have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or the Acquired Businesses are or may be a party or are or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or the Acquired Businesses are or may be a party or is or may be subject.

We have relied upon and assumed, without independent verification, that there has been no material change in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements provided to us, and that there are no facts or other information that would make any of the information reviewed by us incomplete or misleading in any material respect. We have further assumed that there will be no subsequent events that could materially affect the conclusions set forth in the Opinion. Such subsequent events include, without limitation, adverse changes in industry or market conditions; changes to the business, financial condition and results of operations of the Company or the Acquired Businesses; material changes in the terms of the Transactions; and the failure to consummate the Transactions within a reasonable period of time.

We have relied upon and assumed, without independent verification, that the final forms of the draft documents identified above will not differ in any material respect from such draft documents. In addition, we have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified above and all other related documents and instruments that are referred to therein are materially true and correct, (b) each party to all such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transactions will be satisfied within a reasonable period of time without a material waiver thereof, and (d) the Transactions will be consummated in a timely manner in accordance with the terms described in the agreements provided to us, without any material amendments or material modifications thereto or any material adjustment to the aggregate consideration (through offset, reduction, indemnity claims, post-closing purchase price adjustments or otherwise).

We also have relied upon and assumed, without independent verification, that all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transactions will be obtained and that no delay, limitations, restrictions or conditions will be imposed that would result in the disposition of any material portion of the assets of the Company or the Acquired Businesses, or otherwise have a material adverse effect on the Company or the Acquired Businesses or any expected benefits of the Transactions.

The Opinion is necessarily based on economic, financial, industry, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Except as set forth in our engagement letter, we have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw the Opinion, or otherwise comment on or consider events occurring after the date hereof.

The Opinion is furnished for the use and benefit of the Board of Directors and the Special Committee in connection with its consideration of the issuance of Class D Stock and use in the filing of the proxy statement with the Securities and Exchange Commission provided the Board of Directors and the Special Committee has received our consent. The Opinion is not intended to be used, and may not be used, for any other purpose, without our express, prior written consent. The Opinion is not intended to be, and does not constitute, a recommendation to any security holder as to how such security holder should vote with respect to the Transactions.

We have not been requested to opine as to, and the Opinion does not address: (i) the underlying business decision of the Board of Directors, the Company, its security holders or any other party to proceed with or effect the Transactions, (ii) the fairness of any portion or aspect of the Transactions not expressly addressed in the Opinion, (iii) the fairness of any portion or aspect of the Transactions to the holders of any class of securities, creditors or other constituencies of the Company, or the Acquired Businesses, or any other party other than those set forth in the Opinion, (iv) the relative merits of the Transactions as compared to any alternative business strategies that might exist for the Company, the Acquired Businesses or any other party or the effect of any other transaction in which the Company, the Acquired Businesses or any other party might engage, (v) the legal, tax or financial reporting consequences of the Transactions to either the Company, the Acquired Businesses, their respective security holders, or any other party, (vi) the fairness of any portion or aspect of the Transactions to any one class or group of the

Company’s or any other party’s security holders relative to any other class or group of the Company’s or such other party’s security holders, (vii) whether or not the Company, the Acquired Businesses, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transactions, or (viii) the solvency or fair value of the Company, the Acquired Businesses or any other participant in the Transactions under any applicable laws relating to bankruptcy, insolvency or similar matters.

We have not been involved in the structuring, documentation or negotiation of the Transactions and have not, other than the delivery of the Opinion and its review and analysis undertaken in connection therewith as described herein, provided any financial advisory or investment banking services to the Company related to or associated with the Transactions.

In its normal course of business, we are regularly engaged to provide financial opinions with respect to valuation and fairness in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations and financings.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the price to be paid for the Class D Stock to the Company by Brantley and Phoenix is fair from a financial point of view to the shareholders other than Brantley and Phoenix.

Respectfully submitted,
VALUATION RESEARCH CORPORATION

Engagement #: 500003557

Annex F

RAND MEDICAL BILLING, INC.

FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

F-i

Report of Independent Auditors
To the Stockholder of
Rand Medical Billing, Inc.
Simi Valley, California

We have audited the accompanying balance sheets of Rand Medical Billing, Inc. (the “Company”) as of December 31, 2005 and 2004, and the related statements of operations, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rand Medical Billing, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  UHY, LLP

Houston, Texas
August 15, 2006

RAND MEDICAL BILLING, INC.

BALANCE SHEETS

	December 31,
	2005	2004

ASSETS
Current assets
Cash and cash equivalents	$490,692	$30,242
Accounts receivable	602,592	437,138
Prepaid expenses and other current assets	34,335	45,678

Total current assets	1,127,619	513,058
Property and equipment, net	147,647	150,183
Other assets	—	500

Total assets	$1,275,266	$663,741

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable and accrued expenses	$234,339	$206,869
Current portion of capital lease obligations	13,571	48,228

Total current liabilities	247,910	255,097
Capital lease obligations, net of current portion	12,466	26,037

Total liabilities	260,376	281,134

Commitments and contingencies	—	—
Stockholder’s equity
Common stock, no par value, 1,000,000 shares authorized, 50,000 shares issued and outstanding	1,000	1,000
Retained earnings	1,013,890	381,607

Total stockholder’s equity	1,014,890	382,607

Total liabilities and stockholder’s equity	$1,275,266	$663,741

The accompanying notes are an integral part of these financial statements.

RAND MEDICAL BILLING, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2005	2004

Operating revenue	$5,563,677	$4,607,675

Operating expenses:
Salaries and benefits	3,534,213	3,165,967
Facility rent and related costs	234,316	222,121
Depreciation and amortization	74,414	93,058
Professional and consulting fees	175,159	170,332
Insurance	43,837	76,339
Postage and delivery	408,982	396,737
Office supplies and printing fees	126,049	133,164
Other	323,360	340,365

Total operating expenses	4,920,330	4,598,083

Income from operations	643,347	9,592

Other expense:
Interest expense	11,064	15,640

Total other expense	11,064	15,640

Income (loss) before provision for income taxes	632,283	(6,048)
Provision for income taxes	—	—

Net income (loss)	$632,283	$(6,048)

The accompanying notes are an integral part of these financial statements.

RAND MEDICAL BILLING, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2005 and 2004

				Total
	Common Stock		Retained	Stockholder’s
	Shares	Amount	Earnings	Equity

Balance, January 1, 2004	50,000	$1,000	$387,655	$388,655
Net loss	—	—	(6,048)	(6,048)

Balance, December 31, 2004	50,000	1,000	381,607	382,607

Net income	—	—	632,283	632,283

Balance, December 31, 2005	50,000	$1,000	$1,013,890	$1,014,890

The accompanying notes are an integral part of these financial statements.

RAND MEDICAL BILLING, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2005	2004

Cash flows from operating activities
Net income (loss)	$632,283	$(6,048)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	74,414	93,058
Changes in operating assets and liabilities:
Accounts receivable	(165,454)	692
Prepaid expenses, other current assets and other assets	11,843	1,667
Accounts payable and accrued expenses	27,470	62,447

Net cash provided by operating activities	580,556	151,816

Cash flows used in investing activities
Purchases of property and equipment	(71,878)	(42,362)

Net cash used in investing activities	(71,878)	(42,362)

Cash flows used in financing activities
Repayment of note payable	—	(25,000)
Repayments of capital lease obligations	(48,228)	(66,702)

Net cash used in financing activities	(48,228)	(91,702)

Net increase in cash and cash equivalents	460,450	17,752
Cash and cash equivalents, beginning of year	30,242	12,490

Cash and cash equivalents, end of year	$490,692	$30,242

Supplemental cash flow information
Cash paid during the year for:
Interest	$11,064	$15,640

The accompanying notes are an integral part of these financial statements.

RAND MEDICAL BILLING, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:  Maryland Financial Services, Inc. was incorporated in 1985 as a California corporation and changed its name to Rand Medical Billing, Inc. (the “Company”) in 2001. The Company provides billing and collection services to its clients. The Company has one office located in Simi Valley, California.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

Revenue Recognition:  The Company earns revenue based on a percentage of net collections of customer accounts receivable. Revenue is recognized when the services are provided.

Cash and Cash Equivalents:  The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable:  The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written-off any material accounts during the years ended December 31, 2005 or 2004. As of December 31, 2005 and 2004, there was no allowance for doubtful accounts.

Property and Equipment:  Property and equipment is stated at cost. The Company depreciates property and equipment over their estimated useful lives on the straight-line method as follows:

Computer equipment	3 years
Furniture and fixtures	5 years
Software	2 years
Leasehold improvements	Remaining
term of lease

Income Taxes:  The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	CONCENTRATIONS OF CREDIT RISK

The Company, on occasion, had monies deposited in bank accounts which were in excess of the federally insured limits. Each account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

Substantially all of the Company’s revenue is from customers whose activities are related to the healthcare industry. The Company closely monitors the collections of receivables and has experienced no material losses associated with these accounts.

During 2005, the Company had one customer which accounted for approximately 20% of operating revenue. The one customer had aggregate outstanding accounts receivable of $97,357 as of December 31, 2005.

During 2004, the Company had two customers which accounted for approximately 29% of operating revenue. Those two customers had aggregate outstanding accounts receivable of $116,223 as of December 31, 2004.

RAND MEDICAL BILLING, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)
DECEMBER 31, 2005 AND 2004

3.	LEASE COMMITMENTS

The Company leases certain office space and equipment under non-cancelable capital and operating leases which expire at various dates through 2010.

Future minimum lease payments, by year and in the aggregate, are as follows:

	Operating	Capital
Year Ending December 31,	Leases	Leases

2006	$211,536	$20,441
2007	219,996	9,012
2008	228,796	7,925
2009	237,948	3,155
2010	247,466	—

Total future minimum lease payments	$1,145,742	40,533

Less: amounts representing interest		14,496

Present value of minimum lease payments		26,037
Less: current portion		13,571

Capital lease obligations, net of current portion		$12,466

Subsequent to December 31, 2005, the company entered into a new lease for office space which expires in 2010. Future minimum lease payments for this new lease have been included in the above schedule.

Rent expense was $212,862 and $204,783 for the years ended December 31, 2005 and 2004, respectively.

4.	401(k) PROFIT SHARING PLAN

The Company maintains a 401(k) Profit Sharing Plan (the “Plan”). To be eligible, an employee must complete one year of service and be at least 21 years old. In accordance with the Plan, a participant may contribute up to 100% of their compensation, not to exceed limits set by federal law. The Company’s contribution is discretionary and calculated by a formula applied to each employee group and allocated in the ratio of the employee’s compensation to the total compensation of the group. The Company did not make contributions to the Plan during 2005 and 2004.

5.	RELATED PARTY TRANSACTIONS

The Company provides bookkeeping services to customers which have the same owner as the Company. Revenue earned from these services was $16,200 in 2005.

The Company also provides billing services to customers which have the same owner as the Company. Revenue during 2005 and 2004 totaled $283,304 and $305,909, respectively. Outstanding accounts receivable as of December 31, 2005 and 2004 relating to these services totaled $46,296 and $22,382, respectively.

The Company also rents office space from Retsky Family Trust which has the same owner as the Company. Total rent paid to Retsky Family Trust during 2005 and 2004 totaled $203,473 and $174,600, respectively.

6.	SUBSEQUENT EVENTS

On January 5, 2006, the Company paid a distribution to the stockholder in the amount of $200,000. On April 12, 2006, the Company paid an additional distribution to the stockholder in the amount of $150,000.

On March 9, 2006, the Company signed a letter of intent for the sale of all the issued and outstanding common stock of the Company for an aggregate purchase price of approximately $9.4 million, subject to adjustments conditional upon future revenue results. The transaction is expected to close in September 2006.

Annex G

ON-LINE ALTERNATIVES, INC.

FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

G-i

Report of Independent Auditors

To the Stockholder of
On-Line Alternatives, Inc.
Mobile, Alabama

We have audited the accompanying balance sheets of On-Line Alternatives, Inc. (the “Company”) as of December 31, 2005 and 2004, and the related statements of income, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On-Line Alternatives, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  UHY, LLP

Houston, Texas
July 7, 2006

ON-LINE ALTERNATIVES, INC.

BALANCE SHEETS

	December 31,
	2005	2004

ASSETS
Current assets
Cash and cash equivalents	$72,552	$112,404
Accounts receivable	169,995	167,642

Total current assets	242,547	280,046
Property and equipment, net	146,889	98,952

Total assets	$389,436	$378,998

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable and accrued expenses	$80,563	$67,930
Other current liabilities	167	8

Total current liabilities	80,730	67,938

Commitments and contingencies	—	—
Stockholder’s equity
Common stock, no par value, 500 shares authorized, issued and outstanding	6,265	6,265
Retained earnings	302,441	304,795

Total stockholder’s equity	308,706	311,060

Total liabilities and stockholder’s equity	$389,436	$378,998

The accompanying notes are an integral part of these financial statements.

ON-LINE ALTERNATIVES, INC.

STATEMENTS OF INCOME

	Year Ended December 31,
	2005	2004

Operating revenue	$2,090,819	$1,981,259

Operating expenses:
Salaries and benefits	958,986	931,010
Facility rent and related costs	75,651	77,592
Depreciation and amortization	34,260	30,457
Professional and consulting fees	111,308	87,055
Insurance	3,115	2,618
Management fee	314,548	309,133
Postage	101,445	93,319
Other	193,860	197,523

Total operating expenses	1,793,173	1,728,707

Income from operations	297,646	252,552
Provision for income taxes	—	—

Net income	$297,646	$252,552

The accompanying notes are an integral part of these financial statements.

ON-LINE ALTERNATIVES, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2005 and 2004

				Total
	Common Stock		Retained	Stockholder’s
	Shares	Amount	Earnings	Equity

Balance, January 1, 2004	500	$6,265	$277,243	$277,243
Distributions to stockholder	—	—	(225,000)	(225,000)
Net income	—	—	252,552	252,552

Balance, December 31, 2004	500	6,265	304,795	311,060
Distributions to stockholder	—	—	(300,000)	(300,000)
Net income	—	—	297,646	297,646

Balance, December 31, 2005	500	$6,265	$302,441	$308,706

The accompanying notes are an integral part of these financial statements.

ON-LINE ALTERNATIVES, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2005	2004

Cash flows from operating activities
Net income	$297,646	$252,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,260	30,457
Changes in operating assets and liabilities:
Accounts receivable	(2,353)	(1,074)
Accounts payable and accrued expenses	12,633	17,222
Other current liabilities	159	8

Net cash provided by operating activities	342,345	299,165

Cash flows from investing activities
Purchases of property and equipment	(82,197)	(34,140)

Net cash used in investing activities	(82,197)	(34,140)

Cash flows from financing activities
Distributions to stockholder	(300,000)	(225,000)

Net cash used in financing activities	(300,000)	(225,000)

Net increase (decrease) in cash and cash equivalents	(39,852)	40,025
Cash and cash equivalents, beginning of year	112,404	72,379

Cash and cash equivalents, end of year	$72,552	$112,404

The accompanying notes are an integral part of these financial statements.

ON-LINE ALTERNATIVES, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:  W.J. Suffich and Associates, Inc. was incorporated in 1973 as an Alabama corporation. In 1995, the corporation’s name was changed to On-Line Alternatives, Inc. (the “Company”). The Company began filing as a Sub S corporation in 2000. The Company provides quality billing and collection and practice management services to hospital based physicians, clinics, and physician practices. The Company also provides transcription services to physicians. The Company has two offices located in Mobile, Alabama.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

Revenue Recognition:  The Company earns revenue based on a percentage of collections of customer receivables. Transcription fees are based on a per line fee. Revenue is recognized when the services are provided.

Cash and Cash Equivalents:  The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable:  The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written off any material accounts during the years ended December 31, 2005 and 2004. As of December 31, 2005 and 2004, there was no allowance for doubtful accounts.

Property and Equipment:  Property and equipment is stated at cost. The Company depreciates property and equipment over their estimated useful lives on the straight-line method as follows:

Computer equipment	5 years
Furniture and fixtures	5-7 years
Software	5 years
Leasehold improvements	Remaining
term of lease

Income Taxes:  The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	CONCENTRATIONS OF CREDIT RISK

The Company had monies deposited in bank accounts which, on occasion, are in excess of the federally insured limits. Each account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

Substantially all of the Company’s revenue is from customers whose activities are related to the healthcare industry. The Company closely monitors the collections of receivables and has experienced no material losses associated with these accounts.

ON-LINE ALTERNATIVES, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)
DECEMBER 31, 2005 AND 2004

During 2005, the Company had six customers which accounted for approximately 77% of operating revenue. Those six customers had aggregate outstanding accounts receivable of $128,594 as of December 31, 2005.

During 2004, the Company had seven customers which accounted for approximately 79% of operating revenue. Those seven customers had aggregate outstanding accounts receivable of $96,906 as of December 31, 2004.

3.	LEASE COMMITMENTS

The Company leases office space under lease agreements which are accounted for as operating leases.

Future minimum lease payments, by year and in the aggregate, are as follows:

Year Ending December 31,

2006	$58,908
2007	24,545

Total future minimum lease payments	$83,453

Facility rent expense amounted to $57,137 for the years ended December 31, 2005 and 2004.

4.	SIMPLE IRA PLAN

The Company maintains a Simple IRA Plan (the “Plan”). To be eligible, an employee must be reasonably expected to earn at least $5,000 in the calendar year of participation and have earned at least $5,000 in two prior calendar years. In accordance with the plan, a participant may contribute an amount up to $6,000. The Company will contribute 2% of eligible participants’ compensation, up to a maximum compensation of $150,000, regardless of whether the employee elects to make deferrals to the Plan. Contributions of $12,155 and $11,510 were made by the Company during the years ended December 31, 2005 and 2004, respectively.

5.	MANAGEMENT FEES

The Company receives management services from Suffich & Associates. Charges for these services were $314,548 and $309,133 during the years ended December 31, 2005 and 2004, respectively. Suffich & Associates and the Company have a common stockholder.

6.	SUBSEQUENT EVENT

On January 26, 2006, the Company signed a letter of intent for the joint sale of all the common stock of the Company and an affiliated company, On-Line Payroll Services, Inc., for an aggregate purchase price of approximately $3.3 million. The sale transaction is expected to close in September 2006.

Annex H

ON-LINE PAYROLL SERVICES, INC.

FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

H-i

Report of Independent Auditors

To the Stockholder of
On-Line Payroll Services, Inc.
Mobile, Alabama

We have audited the accompanying balance sheets of On-Line Payroll Services, Inc. (the “Company”) as of December 31, 2005 and 2004, and the related statements of income, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On-Line Payroll Services, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  UHY, LLP

Houston, Texas
July 7, 2006

ON-LINE PAYROLL SERVICES, INC.

BALANCE SHEETS

	December 31,
	2005	2004

ASSETS
Current assets
Cash and cash equivalents	$10,156	$23,492
Accounts receivable	9,966	11,170

Total current assets	20,122	34,662
Property and equipment, net	18,123	8,516
Goodwill	197,082	197,082

Total assets	$235,327	$240,260

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable and accrued expenses	$11,492	$10,601
Other current liabilities	1,086	1,097
Current portion of long-term debt	8,000	8,000

Total current liabilities	20,578	19,698

Long-term debt, net of current portion	24,703	45,835

Total liabilities	45,281	65,533

Commitments and contingencies	—	—
Stockholder’s equity
Common stock, $1 par value, 1,000 shares authorized, issued and outstanding	1,000	1,000
Retained Earnings	189,046	173,727

Total stockholder’s equity	190,046	174,727

Total liabilities and stockholder’s equity	$235,327	$240,260

The accompanying notes are an integral part of these financial statements.

ON-LINE PAYROLL SERVICES, INC.

STATEMENTS OF INCOME

	Year Ended December 31,
	2005	2004

Operating revenue	$410,589	$413,327

Operating expenses:
Salaries and benefits	164,870	161,297
Facility rent and related costs	30,097	30,039
Depreciation and amortization	6,656	26,713
Professional and consulting fees	883	389
Insurance	1,227	1,502
Other	88,397	81,349

Total operating expenses	292,130	301,289

Income from operations	118,459	112,038

Other expense:
Interest expense	3,140	2,926

Total other expense	3,140	2,926

Income before provision for income taxes	115,319	109,112

Provision for income taxes	—	—
	—	—

Net income	$115,319	$109,112

The accompanying notes are an integral part of these financial statements.

ON-LINE PAYROLL SERVICES, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2005 and 2004

				Total
	Common Stock		Retained	Stockholder’s
	Shares	Amount	Earnings	Equity

Balance, January 1, 2004	1,000	$1,000	$169,615	$170,615
Distributions to stockholder	—	—	(105,000)	(105,000)
Net income	—	—	109,112	109,112

Balance, December 31, 2004	1,000	1,000	173,727	174,727
Distributions to stockholder	—	—	(100,000)	(100,000)
Net income	—	—	115,319	115,319

Balance, December 31, 2005	1,000	$1,000	$189,046	$190,046

The accompanying notes are an integral part of these financial statements.

ON-LINE PAYROLL SERVICES, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2005	2004

Cash flows from operating activities
Net income	$115,319	$109,112
Adjustments to reconcile income to net cash provided by operating activities:
Depreciation and amortization	6,656	26,713
Changes in operating assets and liabilities:
Accounts receivable	1,204	2,962
Accounts payable and accrued expenses	891	(1,313)
Other current liabilities	(11)	20

Net cash provided by operating activities	124,059	137,494

Cash flows from investing activities
Purchase of property and equipment	(16,263)	—

Net cash used in investing activities	(16,263)	—

Cash flows from financing activities
Net repayment of notes payable	(21,132)	(43,924)
Distributions to stockholder	(100,000)	(105,000)

Net cash used in financing activities	(121,132)	(148,924)

Net decrease in cash and cash equivalents	(13,336)	(11,430)
Cash and cash equivalents, beginning of year	23,492	34,922

Cash and cash equivalents, end of year	$10,156	$23,492

Supplemental cash flow information
Cash paid during the year for
Interest	$3,140	$2,926

The accompanying notes are an integral part of these financial statements.

ON-LINE PAYROLL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:  On-Line Payroll Services, Inc. (the “Company”) was incorporated in 1997 as an Alabama corporation and provides payroll processing and payroll tax processing services. The Company has one office located in Mobile, Alabama.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

Revenue Recognition:  The Company earns revenue based on a contracted rate per transaction. Revenue is recognized when the services are provided.

Cash and Cash Equivalents:  The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable:  The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written-off any material accounts during fiscal years ended December 31, 2005 or 2004. As of December, 2005 and 2004, there was no allowance for doubtful accounts.

Property and Equipment:  Property and equipment is stated at cost. The Company depreciates property and equipment over their estimated useful lives on the straight-line method as follows:

Computer equipment	5 years
Furniture and fixtures	5-7 years
Software	5 years
Leasehold improvements	Remaining
term of lease

Goodwill:  The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” which established new accounting and reporting requirements for goodwill and other intangible assets. Under SFAS No. 142, goodwill and intangible assets with indefinite useful lives are no longer amortized to expense, but are instead tested for impairment at least annually. The Company performed its impairment test for goodwill during 2005 and 2004 and determined that there was no impairment loss related to the net carrying value of recorded goodwill. The Company intends to reevaluate goodwill impairment on an annual basis, or when events or circumstances indicate an impairment test is necessary.

Income Taxes:  The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ON-LINE PAYROLL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)
DECEMBER 31, 2005 and 2004

2.	LONG-TERM DEBT

The Company has a bank note with a floating interest rate, the initial rate was 6.5%, and due September 20, 2008. The bank note was repaid in full subsequent to December 31, 2005.

3.	LEASE COMMITMENTS

The Company leases office space under lease a agreement which is accounted for as an operating lease.

Future minimum lease payments, by year and in the aggregate, are as follows:

Year Ending December 31,

2006	25,908
2007	10,795

Total future minimum lease payments	$36,703

Facility rent expense amounted to $26,016 and $26,142 for the years ended December 31, 2005 and 2004, respectively.

4.	SIMPLE IRA PLAN

The Company maintains a Simple IRA Plan (the “Plan”). To be eligible, an employee must be reasonably expected to earn at least $5,000 in the calendar year of participation and have earned at least $5,000 in two prior calendar years. In accordance with the plan, a participant may contribute an amount up to $6,000. The Company will contribute 2% of eligible participants’ compensation, up to a maximum compensation of $150,000, regardless of whether the employee elects to make deferrals to the Plan. Contributions of $2,523 and $2,471 were made by the Company during the years ended December 31, 2005 and 2004, respectively.

5.	SUBSEQUENT EVENT

On January 26, 2006, the Company signed a letter of intent for the joint sale of all the common stock of the Company and an affiliated company, On-Line Alternatives, Inc., for an aggregate purchase price of approximately $3.3 million. The sale transaction is expected to close in September 2006.

Annex I

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are presented to illustrate the effect on the historical financial position and operating results as a result of the acquisitions by Orion of all of the issued and outstanding capital stock of Rand Medical Billing, Inc. (“Rand”), and On Line Alternatives, Inc. and On Line Payroll Services, Inc. (collectively, “OLA/OLP” ). The unaudited pro forma condensed combined financial statements also give effect to the Private Placement Agreements with Phoenix and Brantley IV, the conversion of the Brantley IV convertible notes into common stock and the conversion of all of the Common Stock Class B (after the purchase of the Class B Common Stock previously owned by Brantley Capital) and Class C into Common Stock Class A. The following two unaudited pro forma condensed combined statements of earnings are presented using Orion’s, Rand’s and OLA/OLP’s results for the year ended December 31, 2005 and the six months ended June 30, 2006. The following unaudited pro forma condensed combined balance sheet is presented using Orion’s, Rand’s and OLA/OLP’s condition as of June 30, 2006. The OLA/OLP pro forma adjustments are combined for purposes of the unaudited pro forma condensed combined financial statements because the acquisitions are contemplated on a combined basis as one purchase transaction, and OLA/OLP are under common ownership and showing the pro forma adjustments on a combined basis instead of separately would be consistent with the contemplated transaction.

The Rand and OLA/OLP acquisitions will be accounted for as a “purchase” in accordance with generally accepted accounting principles. The pro forma adjustments were applied to the respective historical financial statements to reflect and account for each acquisition using the purchase method of accounting. Accordingly, the total purchase costs were allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values. In assessing the fair value of the identifiable intangible assets, two valuation methods were used. First, for the non-compete agreements, the fair value was determined by forecasting results of operations for Rand and OLA/OLP with and without the non-compete agreements in place, with the difference between these two amounts discounted to present value. Second, for the customer relationships intangible assets, the fair value was determined using the capitalized excess earnings method. The remaining intangible asset values have been classified with goodwill. The unaudited pro forma condensed combined balance sheet is presented as if the acquisitions and other transactions contemplated thereby had occurred on June 30, 2006. The unaudited pro forma condensed combined statement of earnings assumes that the acquisitions and the other transactions contemplated thereby had occurred on January 1, 2005. The pro forma adjustments are based on the information and assumptions available and considered reasonable at the time of the printing of the proxy statement.

A final determination of the required purchase accounting adjustments will be made after the completion of the transactions. In management’s opinion, the unaudited pro forma condensed combined financial information reflected herein is not expected to differ materially from the final amounts. The actual financial position and results of operations may differ, perhaps significantly, from the pro forma amounts reflected herein because of additional information, changes in value that are not currently identified and operating results between the dates of the pro forma information and the date on which the acquisitions and other transactions contemplated herein actually take place.

The unaudited pro forma condensed combined financial information is based upon the financial condition and operating results of Orion, Rand and OLA/OLP during periods when the businesses were under separate management and control, therefore the information presented may not be indicative of the results that would have actually occurred had the acquisitions been consummated as of the respective periods presented, nor is it indicative of future financial or operating results. Orion may also expect to incur integration related expenses as a result of the acquisitions. The unaudited pro forma condensed combined financial information and related notes should be read along with:

(i) the historical financial statements of Orion HealthCorp, Inc. for the fiscal year ended December 31, 2005 included in Annex J to this Proxy Statement; and

(ii) the historical financial statements of Orion HealthCorp, Inc. for the six months ended June 30, 2006 included in Annex K to this Proxy Statement.

Orion HealthCorp, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2006

	(A)	(B)	(C)	(D)							(H)
	Orion	Rand Medical	On Line	On Line Payroll	(E)		(F)		(G)		(A) + (B) + (C) + (D)
	HealthCorp, Inc.	Billing, Inc.	Alternatives, Inc.	Services, Inc.	Orion		Rand		OLA/OLP		+ (E) + (F) + (G)
	as Reported	as Reported	as Reported	as Reported	Pro Forma		Pro Forma		Pro Forma		Pro Forma
	30-Jun-06	30-Jun-06	30-Jun-06	30-Jun-06	Adjustments		Adjustments		Adjustments		Combined

Current assets
					(1,080,000	)(j)
					(998,668	)(g)
					4,500,000	(g)
					3,350,000	(f)	(600,000	)(h)
					4,650,000	(e)	(598,205	)(h)	(193,228	)(i)
Cash and cash equivalents	328,923	698,205	221,143	47,085	$(482,435	)(a)	(6,800,000	)(h)	(2,476,943	)(i)	565,877
Cash in escrow							600,000	(h)			600,000
Accounts receivable, net	2,329,863	781,172	171,494	7,573							3,290,102
Inventory	170,385	—	—	—							170,385
Prepaid expenses and other current assets	619,853	33,935	2,686	6,000							662,474

Total current assets	3,449,024	1,513,312	395,323	60,658	9,938,897		(7,398,205)		(2,670,171)		5,288,838

Property and equipment, net	639,617	136,420	126,897	16,307	—		—		—		919,241

Other long-term assets
Intangible assets, excluding goodwill	13,094,246	—	—	—			3,435,609	(h)	1,686,578	(i)	18,216,433
									741,737	(i)
Goodwill	2,490,695	—	—	197,082			2,903,664	(h)	(197,082	)(i)	6,136,096
Other assets, net	64,043	—	—	—	1,080,000	(j)					1,144,043

Total other long-term assets	15,648,984	—	—	197,082	1,080,000		6,339,273		2,231,233		25,496,572

Total assets	19,737,625	1,649,732	522,220	274,047	11,018,897		(1,058,932)		(438,938)		31,704,651

Current liabilities
Accounts payable and accrued expenses	5,395,519	226,046	83,395	8,695	(145,274	)(d)					5,568,381
Other current liabilities	—	(1,200)	35,478	1,096							35,374
Current portion of capital lease obligations	92,129	9,351	—	—							101,480
					315,000	(g)
Current portion of long-term					(998,668	)(g)
debt	3,439,897	—	—	—	(1,250,000	)(d)					1,506,229

Total current liabilities	8,927,545	234,197	118,874	9,791	(2,078,942)		—		—		7,211,464

Long-term liabilities
Capital lease obligation, net of current portion	168,105	11,203	—	—							179,308
Long-term debt, net of current					4,185,000	(g)
portion	3,794,972	—	—	—	3,350,000	(f)					11,329,972

Total long-term liabilities	3,963,077	11,203	—	—	7,535,000		—		—		11,509,280

Stockholder’s equity
Preferred stock	—	—	—	—							—
					1,338	(d)
					13,866	(c)
Common stock, Class A	12,713	1,000	—	1,000	48,121	(b)	(1,000	)(h)	(1,000	)(i)	76,038
					(1,723	)(a)
Common stock, Class B	10,448	—	—	—	(8,725	)(b)					—
Common stock, Class C	1,438	—	—	—	(1,438	)(c)					—
Common stock, Class D					18,436	(e)					18,436
					(480,712	)(a)
					4,631,564	(e)
					1,393,937	(d)
		—			(12,429	)(c)
Additional paid-in capital	57,025,443	—	6,265	—	(39,396	)(b)	345,400	(h)	222,400	(i)	63,092,472
Retained earnings (accumulated deficit)	(50,164,721)	1,403,332	397,082	263,256			(1,403,332	)(h)	(660,338	)(i)	(50,164,721)
Treasury stock	(38,318)	—	—	—							(38,318)

Total stockholders’ equity	6,847,003	1,404,332	403,347	264,256	5,562,839		(1,058,932)		(438,938)		12,983,907

Total liabilities and stockholders’ equity	19,737,625	1,649,732	522,220	274,047	11,018,897		(1,058,932)		(438,938)		31,704,651

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(a)	To Record the Repurchase and Retirement of 1,722,983 Shares of the Company’s Class B Common Stock.

In connection with the 2004 Mergers, the Company issued 11,482,260 shares of Class B Common Stock, which is convertible into shares of Class A Common Stock. Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock and a nine percent (9%) return on the original purchase price for the Class B Common Stock without compounding, from the date of issuance through the date of conversion. In addition, the conversion ratio of the Class B Common Stock fluctuates based on the market price of the Class A Common Stock. A decline in the price of Class A Common Stock will increase the Class B Common Stock conversion ratio because the multiplier for calculating the conversion ratio increases as the stock price used in its denominator decreases.

The Company has reached an agreement with a Class B shareholder to purchase that shareholder’s 1,722,983 shares of the Company’s Class B Common Stock at a price of $0.28 per share, which represents the average of the closing price of the Company’s Class A Common Stock for the five days prior to August 28, 2006.

The calculation of the purchase price is as follows:

Number of shares of Class B Common Stock to be repurchased	1,722,983
Average closing stock price of the Company’s Class A Common Stock for the five days prior to August 28, 2006	$0.28

Total purchase price	$482,435

To record the repurchase and retirement of the Class B Common Stock as of June 30, 2006:

Par value of Class B Common Stock repurchased — 1,722,983 shares — $0.001 par value	$1,723
Total purchase price	482,435

Adjustment to additional paid-in capital	$(480,712)

(b)	To Record the Conversion of Class B Common Stock to Class A Common Stock.

Between December 15, 2004 and October 20, 2006, 1,033,790 shares of Class B Common Stock have been converted into 2,613,671 shares of Class A Common Stock. Additionally, as detailed in note (a), above, the Company has agreed to repurchase 1,722,983 shares of its Class B Common Stock.

After considering the aforementioned share repurchase, the remaining 8,725,487 shares of Class B Common Stock will be converted concurrent with the closing of the proposed new private placement, which is more fully described in note (e), below.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

The calculation of the conversion factor to convert the Class B Common Stock to Class A Common Stock, assuming a conversion date of June 30, 2006 is as follows:

	Number of days held	562
divided by	Number of days in year	365

		1.539726027
multiplied by	Dividend rate	9%

		0.138575342
multiplied by	Original Class B price per share	$1.15

		0.159361644
plus	Original Class B price per share	$1.15

		$1.31
divided by	Closing stock price on conversion date	$0.29

		4.515040151157
plus	Original Class B conversion constant	1.00

equals	Class B conversion factor	5.515040151157

To record the conversion of Class B Common Stock to Class A Common Stock as of June 30, 2006:

Par value of Class B Common Stock converted — 8,725,487 shares — $0.001 par value		$8,725
Shares of Class B Common Stock outstanding as of June 30, 2006	8,725,487
multiplied by Class B conversion factor	5.515040151157

Number of shares of Class A Common Stock issuable upon conversion of Class B Common Stock	48,121,411
multiplied by Par value of Class A Common Stock	$0.001	48,121

Adjustment to additional paid-in capital		$(39,396)

Assuming the measurement date of October 20, 2006 used elsewhere in this proxy, there would be 55,533,206 shares of Class A Common Stock issuable upon the conversion of 8,725,487 shares of Class B Common Stock.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

(c)	To Record the Conversion of Class C Common Stock to Class A Common Stock.

In connection with the 2004 Mergers, the Company issued 1,575,760 shares of Class C Common Stock. Holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed initially to yield one share of Class A Common Stock per share of Class C Common Stock converted, with the number of shares of Class A Common Stock reducing to the extent that distributions are paid on the Class C Common Stock. The conversion factor is calculated as (i) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (ii) $3.30. The initial conversion factor was one (one share of Class C Common Stock converts into one share of Class A Common Stock) and is subject to adjustment as discussed below. If the fair market value used in determining the conversion factor for the Class B Common Stock in connection with any conversion of Class B Common Stock is less than $3.30 (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock), holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock (within 10 days of receipt of notice of the conversion of the Class B Common Stock) into a number of shares of Class A Common Stock equal to (i) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (ii) the fair market value used in determining the conversion factor for the Class B Common Stock (the “Anti-Dilution Option”). The aggregate number of shares of Class C Common Stock so converted by any holder shall not exceed a number equal to (a) the number of shares of Class C Common Stock held by such holder immediately prior to such conversion plus the number of shares of Class C Common Stock previously converted in Class A Common Stock by such holder multiplied by (b) a fraction, the numerator of which is the number of shares of Class B Common Stock converted at the lower price and the denominator of which is the aggregate number of shares of Class B Common Stock issued at the closing of the 2004 Mergers.

Between December 15, 2004 and October 20, 2006 138,188 shares of Class C Common Stock have been converted into 660,537 shares of Class A Common Stock.

The remaining 1,437,572 shares of Class C Common Stock will be converted concurrent with the closing of the proposed new private placement, which is more fully described in note (e), below.

The calculation of the conversion factor to convert the Class C Common Stock to Class A Common Stock, assuming a conversion date of June 30, 2006 is as follows:

	Class C base price	$3.30
divided by	Closing stock price on conversion date	$0.29

equals	Class C conversion factor	11.379310344828

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

To record the conversion of Class C Common Stock to Class A Common Stock as of June 30, 2006:

Par value of Class C Common Stock converted — 1,437,572 shares — $0.001 par value			$1,438
Shares of Class C Common Stock originally issued on December 15, 2004		1,575,760
multiplied by	Percentage of Class B Common Stock assumed to convert as of the closing of the private placement	0.759910244151

Shares of Class C Common Stock converted based on the Anti-Dilution Option		1,197,436
multiplied by	Class C conversion factor	11.379310344828

Number of shares of Class A Common Stock issuable upon conversion of Class C Common Stock		13,625,998
Number of shares of Class C Common Stock remaining after the Anti-Dilution Option, each to be converted into one share of Class A Common Stock		240,136

Total number of shares of Class A Common Stock issuable upon conversion of Class C Common Stock		13,866,134
multiplied by	Par value of Class A Common Stock	$0.001	13,866

Adjustment to additional paid-in capital			$(12,429)

Assuming the measurement date of October 20, 2006 used elsewhere in this proxy, there would be 16,068,079 shares of Class A Common Stock issuable upon the conversion of 1,437,572 shares of Class C Common Stock.

(d)	To Record the Conversion of the Brantley IV Convertible Promissory Notes into Class A Common Stock.

In March and April 2005, the Company borrowed an aggregate of $1,250,000 from Brantley IV. Among other provisions, the promissory notes governing these borrowings provided for the conversion of the principal balance of the promissory notes, plus accrued interest through the conversion date, into Class A Common Stock at a price per share equal to $1.042825. As part of the private placement more fully described in note (e), below, Brantley IV will convert the promissory notes into Class A Common Stock.

The calculation of the conversion of the Brantley IV convertible promissory notes into Class A Common Stock, assuming a conversion date of June 30, 2006 is as follows:

Principal amount of convertible promissory notes		$1,250,000
Accrued interest on convertible promissory notes		145,274

Total principal and interest		$1,395,274
divided by	conversion price per share	$1.042825

Number of shares of Class A Common Stock issuable upon conversion of the Brantley IV convertible promissory notes		1,337,975

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

To record the conversion of the Brantley IV convertible promissory notes to Class A Common Stock as of June 30, 2006:

Total principal and interest of the Brantley IV convertible promissory notes		$1,395,275
Number of shares of Class A Common Stock issuable upon conversion of the Brantley IV convertible promissory notes	1,337,975
multiplied by Par value of Class A Common Stock	$0.001	1,338

Adjustment to additional paid-in capital		$1,393,937

Assuming the measurement date of October 20, 2006 used elsewhere in this proxy, there would be 1,371,539 shares of Class A Common Stock issuable upon the conversion of the Brantley IV convertible promissory notes.

(e)	To Record the Private Placement with Phoenix Life Insurance Company and Brantley Partners IV, L.P.

Represents the investment by Phoenix and Brantley IV of cash in exchange for the Company’s Class D Common Stock. Phoenix will receive the number of shares of Class D Common Stock representing 12.5% of the outstanding Class A Common Stock on a fully-converted basis as of the close of business of the business day that immediately precedes the closing of the private placement in exchange for cash of $3,000,000. Brantley IV will receive the number of shares of Class D Common Stock representing 6.875% of the outstanding Class A Common Stock on a fully-converted basis as of the close of business of the business day that immediately precedes the closing of the private placement in exchange for cash of $1,650,000.

The fully-converted Class A Common Stock represents the sum of (i) the then-outstanding shares of Class A Common Stock, (ii) the number of shares of Class A Common Stock into which the then-outstanding shares of the Class B Common Stock are convertible, (iii) the number of shares of Class A Common Stock into which the then-outstanding shares of the Class C Common Stock are convertible, (iv) the number of shares of Class A Common Stock into which the Brantley IV convertible promissory notes are convertible, (v) the number of shares of Class A Common Stock into which the Class D Common Stock to be issued as part of the private placement would be convertible, assuming that such shares were issued as of such date. (Each share of Class D Common Stock is initially convertible into one share of Class A Common Stock.) and (vi) the number of shares of Class A Common Stock issuable upon the exercise of the then-outstanding “in-the-money” options, warrants and restricted stock units.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

For the purposes of the private placement, the number of shares of Class D Common Stock to be issued to Phoenix and Brantley IV would be calculated as follows as of June 30, 2006 and the measurement date of October 20, 2006, respectively:

			October 20,
		June 30, 2006	2006

Class A Common Stock outstanding		12,713,776	12,788,776
Number of shares of Class A Common Stock issuable upon conversion of Class B Common Stock (See note (b))		48,121,411	55,533,206
Number of shares of Class A Common Stock issuable upon conversion of Class C Common Stock (See note (c))		13,866,134	16,068,079
Number of shares of Class A Common Stock issuable upon conversion of the Brantley IV convertible promissory notes (See note (d))		1,337,976	1,371,539

Total number of shares of fully-converted Class A Common Stock outstanding, post-private placement		76,039,297	85,761,600
Number of shares of Class A Common Stock issuable upon conversion of “in-the-money” options, warrants and restricted stock units		678,500	678,500

Total number of shares of fully-converted and “in-the-money” diluted Class A Common Stock outstanding just prior to the private placement		76,717,797	86,440,100
divided by	the percentage of the Company, post-private placement, not owned by Phoenix and Brantley IV	80.625%	80.625%

Total number of shares of fully-converted and “in-the-money” diluted Common Stock outstanding just prior to the private placement		95,153,857	107,212,527
multiplied by	the percentage of the Company, post-private placement, owned by Phoenix and Brantley IV	19.375%	19.375%

Number of shares of Class D Common Stock issuable for the private placement		18,436,060	20,772,427

The allocation of the private placement between Class D Common Stock and additional paid-in capital as of June 30, 2006 and the measurement date of October 20, 2006, respectively would be as follows:

		October 20,
	June 30, 2006	2006

Class D Common Stock, par value $0.001	18,436	20,772
Additional paid-in capital	4,631,564	4,629,228

Total investment	$4,650,000	$4,650,000

(f)	To Record the Senior Subordinated Unsecured Promissory Note Issued by the Company to Phoenix Life Insurance Company.

Represents the execution of a note purchase agreement between the Company and Phoenix, under which Phoenix agrees to purchase a five-year 14% senior subordinated unsecured promissory note from the Company in the amount of $3,350,000 at the closing of the private placement. Phoenix will also receive warrants to purchase 1.117% of the Company’s outstanding fully-converted Class A Common Stock, which is defined in note (e) above.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

(g)	To Record the Refinancing of the Company’s Senior Indebtedness.

Represents the refinancing of the Company’s senior indebtedness currently held by CIT Healthcare, LLC (“CIT”) with debt facilities from a recognized national lender, proceeds from which will be used to partially finance the acquisitions of two billing companies and for general working capital purposes.

New term loan, 4 year amortization	$4,500,000
New revolving line of credit, $2,000,000 commitment, unfunded at closing	—

Proceeds from refinancing	4,500,000
Less: Payoff of existing line of credit held by CIT	(998,668)

Net proceeds from refinancing	$3,501,332

The new term loan will be repaid per the following schedule:

Year One	7.0% of original loan	$315,000
Year Two	10.0% of original loan	450,000
Year Three	15.0% of original loan	675,000
Year Four	20.0% of original loan	900,000
	Balance at maturity	2,160,000

		$4,500,000

Allocation of new term loan between current and long-term debt:

Current	$315,000
Long-term	4,185,000

$4,500,000

(h)	To Reflect the Allocation of Purchase Consideration for the Rand Medical Billing, Inc. Transaction and the Elimination of its Historical Equity Accounts.

Purchase price includes:
Cash, at closing	$6,800,000
Liabilities assumed	245,400
Transaction fees	100,000

Total purchase price	$7,145,400

The Rand stock purchase agreement includes contingent future payments (the “earnout”) to the seller in the form of a promissory note, Orion common stock and cash, and contingent return or adjustment (the “reduction”) of the promissory note, Orion common stock and cash based on post acquisition revenue targets in 2007 and 2008 of $6,349,206 and $9,600,000, respectively. The contingent earnout or reduction has not been reflected in the purchase price allocation. The contingent earnout or reduction, if realized, will be accounted for at the time as an addition to (earnout) or reduction in (reduction) the cost of the acquisition and goodwill and other identifiable intangible assets will be adjusted accordingly. The cash portion of the contingent earnout ($600,000) is being placed into escrow at the closing of the acquisition.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

Purchase price allocated as follows:

			As
	Historical NBV	Adjustments	Adjusted

Cash	698,205	(598,205)	100,000
Accounts receivable	781,172		781,172
Other current assets	33,935		33,935

Total current assets	1,513,312	(598,205)	915,107
Property and equipment	136,420		136,420
Goodwill and identifiable intangible assets		6,339,273	6,339,273

Total assets	1,649,732	5,741,068	7,390,800
Accounts payable and accruals	(224,846)		(224,846)
Capital leases	(20,554)		(20,554)

Net assets acquired	$1,404,332	$5,741,068	$7,145,400

The $598,205 adjustment to cash represents the amount of cash taken out at closing by the seller in accordance with the stock purchase agreement.

As of June 30, 2006, identifiable intangible assets and goodwill related to Rand are estimated to be as follows:

Customer relationships	$2,790,634
Non-compete agreement	644,975
Trained workforce (to be classified with goodwill for financial reporting purposes)	1,017,592
Goodwill	1,886,072

Total	$6,339,273

(i)	To reflect the Allocation of Purchase Consideration for the Online Alternatives, Inc. and Online Payroll Services, Inc. Transaction and the Elimination of These Entities’ Historical Equity Accounts and Goodwill.

Purchase price includes:

Cash, at closing	$2,476,943
Liabilities assumed	128,665
Transaction fees	100,000

Total purchase price	$2,705,608

The OLA/OLP stock purchase agreement includes contingent future payments (the“OLA/OLP Earnout”) to the seller in the form of a promissory note and cash, and contingent return or adjustment (the “OLA/OLP Reduction”) of the promissory note based on a post acquisition revenue target for the twelve months after closing of $2,500,259. The OLA/OLP Earnout or OLA/OLP Reduction has not been reflected in the purchase price allocation. The OLA/OLP Earnout or OLA/OLP Reduction, if realized, will be accounted for at the time as an addition to (earnout) or reduction in (reduction) the cost of the acquisition and goodwill and other identifiable intangible assets will be adjusted accordingly.

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

Purchase price allocated as follows:

	Historical NBV			As
	OLA	OLP	Adjustments	Adjusted

Cash	221,143	47,085	(193,228)	75,000
Accounts receivable	171,494	7,573		179,067
Other current assets	2,686	6,000		8,686

Total current assets	395,323	60,658	(193,228)	262,753
Property and equipment	126,897	16,307		143,204
			(197,082)
Goodwill and identifiable intangible assets		197,082	2,428,316	2,428,316

Total assets	522,220	274,047	2,235,088	2,834,273
Accounts payable and accruals	(118,873)	(9,792)		(128,665)
Capital leases	—	—	—	—

Net assets acquired	$403,347	$264,256	$2,235,088	$2,705,608

The $193,228 adjustment to cash represents the amount of cash taken out at closing by the seller in accordance with the stock purchase agreement.

As of June 30, 2006, identifiable intangible assets and goodwill related to OLA/OLP are estimated to be as follows:

Customer relationships — contractual	$1,325,842
Non-compete agreement	360,736
Trained workforce (to be classified with goodwill for financial reporting purposes)	480,957
Goodwill	260,780

Total	$2,428,316

(j)	To Record the Costs Associated with the Private Placement and Refinancing of the Company’s Senior Indebtedness.

Following is an estimate of the costs to the Company associated with the private placement and the refinancing of the Company’s senior indebtedness:

Bank fees associated with refinancing of senior indebtedness	$463,000
Legal fees	200,000
Accounting and audit fees	75,000
Investment banking fees	342,000

Total estimated fees	$1,080,000

The Company expects to pay these estimated fees concurrent with the closing of the private placement and refinancing of the Company’s senior indebtedness. The aggregate amount of these estimated fees will be recorded on the Company’s balance sheet as a long-term asset and amortized over a period of 4.5 years.

Orion HealthCorp, Inc.

Unaudited Pro Forma Condensed Combined Statements of Earnings
For the Six Months Ended June 30, 2006

		(B)	(C)	(D)							(H)
	(A)	Rand Medical	On Line	On Line Payroll	(E)		(F)		(G)		(A) + (B) + (C) + (D)
	Orion HealthCorp, Inc.	Billing, Inc.	Alternatives, Inc.	Services, Inc.	Orion		Rand		OLA/OLP		+ (E) + (F) + (G)
	As Reported	As Reported	As Reported	As Reported	Pro Forma		Pro Forma		Pro Forma		Pro Forma
	30-Jun-06	30-Jun-06	30-Jun-06	30-Jun-06	Adjustments		Adjustments		Adjustments		Combined

Net operating revenues	$14,085,729	$3,521,501	$1,047,046	$215,634							$18,869,910
Operating expenses:
Salaries and benefits	5,535,247	2,071,910	514,604	78,947			(356,558	)(g)	112,500	(h)	7,956,650
Physician compensation	4,023,346	—	—	—							4,023,346
Facility rent and related costs	792,276	124,910	37,018	15,771							969,975
Depreciation and amortization	818,828	38,034	19,277	3,636	120,000	(i)	263,828	(e)	184,887	(f)	1,448,490
Professional and consulting fees	707,112	54,656	70,625	47							832,440
Insurance	339,360	30,006	1,934	219							371,519
Provision for doubtful accounts	299,146	—	—	—							299,146
Other	2,272,944	462,543	308,946	42,844					(155,624	)(h)	2,931,653
Total operating expenses	14,788,259	2,782,059	952,404	141,464	120,000		(92,730)		141,763		18,833,221

Income (loss) from continuing operations before other income (expenses)	(702,530)	739,442	94,642	74,170	(120,000)		92,730		(141,763)		36,688

Other income (expenses):
					114,807	(d)
					(225,000	)(c)
					(234,500	)(b)
Interest income (expense)	(234,144)	—	—	41	56,563	(a)					(522,233)
Early extinguishment of debt	665,463	—	—	—							665,463
Other expense, net	(14,152)	—	—	—							(14,152)

Total other income (expenses), net	417,167	—	—	41	(288,130)		—		—		129,078

Income (loss) from continuing operations	(285,363)	739,442	94,642	74,210	(408,130)		92,730		(141,763)		165,769
Discontinued operations
Income from operations of discontinued components	576,390	—	—	—							576,390

Net income (loss) before income taxes	291,027	739,442	94,642	74,210	(408,130)		92,730		(141,763)		742,159
Income tax expense (recovery)	—	—	—	—							—

Net income (loss)	$291,027	$739,442	$94,642	$74,210	$(408,130)		$92,730		$(141,763)		$742,159

Historical and Pro Forma Primary and Fully-Diluted Per Share Data:

	For the Six Months Ended
	June 30, 2006
	Historical
	Orion
	HealthCorp, Inc.	Pro Forma

Net income	$291,027	$742,159
Weighted average shares outstanding as of June 30, 2006	12,510,131	94,271,712	(j)
(i) Dilutive stock options, warrants and restrictive stock units	2,612,347	2,612,347
(ii) Convertible notes payable	349,224	349,224
(iii) Issuance of warrants related to Phoenix senior unsecured subordinated debt	—	1,062,869

Weighted average shares outstanding for diluted net income per share	15,471,702	98,296,152
Net income per share — primary	$0.02	$0.01

Net income per share — diluted	$0.02	$0.01

(i)	Orion HealthCorp, Inc. had 2,612,347 stock options, warrants and restrictive stock units outstanding at June 30, 2006

(ii)	$50,000 of notes were convertible into 349,224 shares of Class A Common Stock based on a conversion price equal to 75% of the average closing price for the 20 trading days immediately prior to June 30, 2006

(iii)	As part of the note purchase agreement between the Company and Phoenix, Phoenix would receive warrants to purchase 1.117% of the Company’s outstanding fully-converted Class A Common Stock, as defined in balance sheet note (e)

Orion HealthCorp, Inc.

Unaudited Pro Forma Condensed Combined Statements of Earnings
For the Year Ended December 31, 2005

		(B)	(C)	(D)							(H)
	(A)	Rand Medical	On Line	On Line Payroll	(E)		(F)		(G)		(A) + (B) + (C) + (D)
	Orion HealthCorp, Inc.	Billing, Inc.	Alternatives, Inc.	Services, Inc.	Orion		Rand		OLA/OLP		+ (E) + (F) + (G)
	As Reported	As Reported	As Reported	As Reported	Pro Forma		Pro Forma		Pro Forma		Pro Forma
	31-Dec-05	31-Dec-05	31-Dec-05	31-Dec-05	Adjustments		Adjustments		Adjustments		Combined
	(Restated)

Net operating revenues	$29,564,885	$5,563,677	$2,090,819	$410,589							$37,629,970
Operating expenses:
Salaries and benefits	12,663,369	3,534,213	958,986	164,870			(326,216	)(g)	225,000	(h)	17,220,222
Physician compensation	8,314,975	—	—	—							8,314,975
Facility rent and related costs	1,707,579	234,316	75,650	30,097							2,047,642
Depreciation and amortization	2,818,042	74,414	34,260	6,656	240,000	(i)	527,657	(e)	369,774	(f)	4,070,803
Professional and consulting fees	1,910,555	175,159	111,308	883							2,197,905
Insurance	898,495	43,837	3,115	1,227							946,674
Provision for doubtful accounts	1,176,405	—	—	—							1,176,405
Other	5,024,169	869,456	909,853	188,397					(324,538	)(h)	6,667,337

Total operating expenses	34,513,589	4,931,395	2,093,172	392,130	240,000		201,441		270,236		42,641,963

Income (loss) from continuing operations before other income (expenses)	(4,948,704)	632,282	(2,353)	18,459	(240,000)		(201,441)		(270,236)		(5,011,993)

Other income (expenses):
					208,211	(d)
					(450,000	)(c)
					(469,000	)(b)
Interest income (expense)	(342,678)		—	(3,140)	88,712	(a)					(967,895)
Other expense, net	(24,066)		—	—							(24,066)

Total other income (expenses), net	(366,744)	—	—	(3,140)	(622,077)		—		—		(991,961)

Minority interest earnings in partnership	(6,124)		—	—							(6,124)

Income (loss) from continuing operations	(5,321,572)	632,282	(2,353)	15,319	(862,077)		(201,441)		(270,236)		(6,010,078)
Discontinued operations
Loss from operations of discontinued components	(15,117,929)		—	—							(15,117,929)

Net Income (loss) before income taxes	(20,439,501)	632,282	(2,353)	15,319	(862,077)		(201,441)		(270,236)		(21,128,007)
Income tax expense (recovery)			—	—							—

Net Income (loss)	$(20,439,501)	$632,282	$(2,353)	$15,319	$(862,077)		$(201,441)		$(21,128,007)		$(21,128,007)

Historical and Pro Forma Primary and Fully-Diluted Per Share Data:

	For the Year Ended
	December 31, 2005
	Historical
	Orion
	HealthCorp, Inc.		Pro Forma

Net loss	$(20,439,501)		$(21,128,007)
Weighted average shares outstanding as of December 31, 2005	10,440,539		92,147,881	(j)
Dilutive stock options, warrants and restrictive stock units	(A	)	(A	)
Convertible notes payable	(B	)	(B	)
Issuance of warrants related to Phoenix senior unsecured subordinated debt	(C	)	(C	)

Weighted average shares outstanding for diluted net loss per share	10,440,539		92,147,881
Net loss per share — primary	$(1.96)		$(0.23)

Net loss per share — diluted	$(1.96)		$(0.23)

The following potentially dilutive securities are not included in the historical and pro forma calculation of weighted average shares outstanding for diluted net loss per share because their effects would be anti-dilutive due to the net loss on a historical and pro forma basis:

(A)	Orion HealthCorp, Inc. had 2,510,347 stock options, warrants and restrictive stock units outstanding at December 31, 2005

(B)	$50,000 of notes were convertible into 349,224 shares of Class A Common Stock based on a conversion price equal to 75% of the average closing price for the 20 trading days immediately prior to December 31, 2005

(C)	As part of the note purchase agreement between the Company and Phoenix, Phoenix would receive 1,062,869 warrants to purchase the Company’s Class A Common Stock based on 1.117% of the Company’s outstanding fully-converted Class A Common Stock, as defined in balance sheet note (e)

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Statements of Earnings

(a)	To Eliminate Historical Interest Expense on the Brantley IV Convertible Promissory Notes Converted to Class A Common Stock as Part of the Private Placement:

YTD 6/30/06	Y/E 12/31/05

$56,563	$88,712

(b)	To Record Interest Expense on the Subordinated Note Payable Issued to Phoenix as Part of the Private Placement:

	YTD 6/30/06	Y/E 12/31/05

($3,350,000 x 14% per annum)	$(234,500)	$(469,000)

(c)	To Record Interest Expense on the Term Loan Issued as Part of the Refinancing of the Company’s Senior Indebtedness:

	YTD 6/30/06	Y/E 12/31/05

($4,500,000 X 10.0% per annum)	$(225,000)	$(450,000)

(d)	To Adjust Interest Expense on the Refinanced Revolving Line of Credit Issued as Part of the Refinancing of the Company’s Senior Indebtedness:

	YTD 6/30/06	Y/E 12/31/05

Interest expense on re-financed line of credit	$—	$—
Less: Interest expense on CIT line of credit	114,807	208,211

Net interest adjustment	$114,807	$208,211

The interest expense on the new revolving line of credit is 10.0% based on current prime rate (8.25%) plus a margin factor. The Company anticipates that the new revolving line of credit will be unfunded as of the closing of the private placement. The interest on the CIT line of credit is the prime rate plus 6% due to Orion’s default on the line of credit covenants.

(e)	To Record Amortization of Rand Identifiable Intangible Assets as Follows:

	Amount	Useful Life

Customer relationships	$2,790,634	7 years
Non-compete agreement	644,975	5 years
Trained workforce (to be classified with goodwill for financial reporting purposes)	1,017,592	N/A
Goodwill	1,886,072	N/A

Total	$6,339,273

	YTD 6/30/06	Y/E 12/31/05

Amortization expense	$263,828	$527,657

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Statements of Earnings — (Continued)

(f)	To Record Amortization of OLA/OLP Identifiable Intangible Assets as Follows:

	Amount	Useful Life

Customer relationships	$1,325,842	7 years
Non-compete agreement	360,736	2 years
Trained workforce (to be classified with goodwill for financial reporting purposes)	480,957	N/A
Goodwill	260,780	N/A

Total	$2,428,316

	YTD 6/30/06	Y/E 12/31/05

Amortization expense	$184,887	$369,774

(g)	To Eliminate Historical Employee Compensation in Excess of Contractual Obligations for Rand as Indicated in the Stock Purchase Agreements, Which Include Provisions for Employment Agreements with Special Annual Compensation

	YTD 6/30/06	Y/E 12/31/05

Total Rand annual compensation per employment agreement to be signed as part of the acquisition of Rand	$62,500	$125,000
Less: Total Rand historical compensation subject to adjustment	419,058	451,216

Net adjustment to Rand historical employee compensation	$(356,558)	$(326,216)

(h)	To Eliminate Historical Employee Compensation in Excess of Contractual Obligations for OLA/OLP as Indicated in the Stock Purchase Agreements, Which Include Provisions for Employment Agreements with Special Annual Compensation

	YTD 6/30/06	Y/E 12/31/05

Total OLA/OLP annual compensation per employment agreement to be signed as part of the acquisition of OLA/OLP	$112,500	$225,000
Less: Total OLA/OLP historical compensation subject to adjustment	155,624	324,538

Net adjustment to OLA/OLP historical employee compensation	$(43,124)	$(99,538)

The historical compensation expense was paid as a management fee, which is included in other expense on the unaudited pro forma condensed combined statements of earnings. Therefore the adjustment is made in two components, first, a reduction in other expense for the total historical compensation subject to adjustment in the amount of $155,624 and $324,538 for the six months ended June 30, 2006 and the twelve months ended December 31, 2005, respectively. Secondly, Salaries and benefits is increased by $112,500 and $225,000 for the six months ended June 30, 2006 and the twelve months ended December 31, 2005, respectively.

(i)	To Record the Amortization of the Deferred Offering Costs Associated with the Private Placement and the Refinancing of the Company’s Senior Indebtedness.

YTD 6/30/06	Y/E 12/31/05

$120,000	$240,000

Orion HealthCorp, Inc.

Notes to Unaudited Pro Forma Condensed Combined Statements of Earnings — (Continued)

(j)	The Weighted Average Shares Outstanding on a Pro Forma Basis were Calculated as Follows:

	YTD 6/30/06	Y/E 12/31/05

Weighted average shares of Class A Common Stock outstanding	12,510,131	10,440,539
Private Placement:
Conversion of Class B Common Stock to Class A Common Stock	48,121,411	48,121,411
Conversion of Class C Common Stock to Class A Common Stock	13,866,134	13,866,134
Conversion of Brantley IV convertible promissory notes to Class A Common Stock	1,337,976	1,283,737
Conversion of Class D Common Stock issued pursuant to the private placement to Class A Common Stock	18,436,060	18,436,060

Pro forma weighted average shares of Class A Common Stock outstanding	94,271,712	92,147,881

Annex J

ORION HEALTHCORP, INC.

J-i

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Orion HealthCorp, Inc. and Subsidiaries

We have audited the accompanying consolidated balances sheets of Orion HealthCorp, Inc. (formerly SurgiCare, Inc.) and Subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Orion HealthCorp, Inc. (formerly SurgiCare, Inc.) and Subsidiaries as of December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 19 to the consolidated financial statements, the accompanying financial statements have been restated.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and negative cash flows that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  UHY Mann Frankfort Stein and Lipp CPAs, LLP

Houston, Texas
March 31, 2006, except for Note 19
as to which the date is November 7, 2006

Orion HealthCorp, Inc.

Consolidated Balance Sheets

	December 31,	December 31,
	2005	2004

Current assets
Cash and cash equivalents	$298,807	$701,846
Accounts receivable, net of contractual and doubtful accounts allowances of $2,407,935 and $5,494,295, respectively	2,798,304	4,469,240
Inventory	206,342	519,509
Prepaid expenses and other current assets	715,671	519,843
Assets held for sale	975,839	—

Total current assets	4,994,963	6,210,438

Property and equipment, net of accumulated depreciation of $1,838,983 and $5,827,438, respectively	741,966	3,370,928

Other long-term assets
Intangible assets, excluding goodwill, net	13,797,714	26,876,995
Goodwill	2,490,695	5,373,645
Other assets, net	92,432	534,314

Total other long-term assets	16,380,841	32,784,954

Total assets	$22,117,770	$42,366,320

Current liabilities
Accounts payable and accrued expenses	$6,738,278	$6,784,950
Other current liabilities	25,000	304,144
Income taxes payable	—	116,943
Current portion of capital lease obligations	92,334	258,478
Current portion of long-term debt	4,231,674	2,762,334
Liabilities held for sale	452,027	—

Total current liabilities	11,539,313	10,226,849

Long-term liabilities
Capital lease obligations, net of current portion	213,600	540,274
Long-term debt, net of current portion	3,871,593	4,238,839
Deferred tax liability	—	620,977
Minority interest in partnership	35,000	169,500

Total long-term liabilities	4,120,193	5,569,590

Commitments and contingencies	—	—
Stockholders’ equity
Preferred stock, par value $0.001; 20,000,000 shares authorized; no shares issued and outstanding	—	—
Common Stock, Class A, par value $0.001; 70,000,000 shares authorized, 12,428,042 and 8,602,149 shares issued and outstanding at December 31, 2005 and December 31, 2004, respectively	12,428	8,602
Common Stock, Class B, par value $0.001; 25,000,000 shares authorized, 10,448,470 and 11,482,261 shares issued and outstanding at December 31, 2005 and December 31, 2004, respectively	10,448	11,482
Common Stock, Class C, par value $0.001; 2,000,000 shares authorized, 1,437,572 and 1,575,760 shares issued and outstanding at December 31, 2005 and December 31, 2004, respectively	1,438	1,576
Additional paid-in capital	56,928,016	56,602,786
Accumulated deficit	(50,455,748)	(30,016,247)
Treasury stock — at cost; 9,140 shares	(38,318)	(38,318)

Total stockholders’ equity	6,458,264	26,569,881

Total liabilities and stockholders’ equity	$22,117,770	$42,366,320

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Consolidated Statements of Operations

	For the Years Ended December 31,
	2005	2004
	(Restated)	(Restated)

Net operating revenues	$29,564,885	$17,582,937
Operating expenses
Salaries and benefits	12,663,369	5,055,249
Physician group distribution	8,314,975	6,939,081
Facility rent and related costs	1,707,579	1,116,949
Depreciation and amortization	2,818,042	651,731
Professional and consulting fees	1,910,555	703,707
Insurance	898,495	534,650
Provision for doubtful accounts	1,176,405	1,065,137
Other expenses	5,024,169	3,115,015

Total operating expenses	34,513,589	19,181,519

Loss from continuing operations before other income (expenses)	(4,948,704)	(1,598,582)

Other income (expenses)
Interest expense	(342,678)	(969,047)
Gain on forgiveness of debt	—	2,427,938
Other expense, net	(24,066)	(21,978)

Total other income (expenses), net	(366,744)	1,436,913

Minority interest loss in partnership	(6,124)	—

Loss from continuing operations	(5,321,572)	(161,669)
Discontinued operations
Loss from operations of discontinued components, including net loss on disposal of $12,681,153 for the year ended December 31, 2005	(15,117,929)	(6,013,426)

Net loss	(20,439,501)	(6,175,095)
Preferred stock dividends	—	(606,100)

Net loss attributable to common stockholders	$(20,439,501)	$(6,781,195)

Weighted average common shares outstanding
Basic	10,440,539	8,602,149
Diluted	10,440,539	8,602,149
Loss per share
Basic
Net loss per share from continuing operations	$(0.51)	$(0.02)
Net loss per share from discontinued operations	$(1.45)	$(0.70)

Net loss per share	$(1.96)	$(0.72)

Diluted
Net loss per share from continuing operations	$(0.51)	$(0.02)
Net loss per share from discontinued operations	$(1.45)	$(0.70)

Net loss per share	$(1.96)	$(0.72)

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Consolidated Statements of Stockholders’ Equity
For the Years Ended December 31, 2005 and 2004

	Common Stock
	Class A		Class B		Class C		Additional Paid-in		Treasury Stock		Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Accumulated Deficit	Shares	Amount	Equity (Deficit)

Balance, January 1, 2004	—	$—	—	$—	—	$—	$9,392,506	$(23,235,052)	(111,817)	$(625,000)	$(14,464,725)
Acquisitions and restructuring transactions (Note 3)	8,602,149	8,602	11,482,261	11,482	1,575,760	1,576	47,210,280	—	102,677	586,682	47,815,801
Dividends accrued and unpaid	—	—	—	—	—	—	—	(606,100)	—	—	(606,100)
Net loss	—	—	—	—	—	—	—	(6,175,095)	—	—	(6,175,095)

Balance, December 31, 2004	8,602,149	$8,602	11,482,261	$11,482	1,575,760	$1,576	$56,602,786	$(30,016,247)	(9,140)	$(38,318)	$26,569,881
Conversion of notes payable into Class A Common Stock	374,164	374	—	—	—	—	335,848	—	—	—	336,222
Conversion of Class B Common Stock into Class A Common Stock	2,875,726	2,876	(1,033,791)	(1,034)	—	—	(1,842)	—	—	—	—
Conversion of Class C Common Stock into Class A Common Stock	660,536	661	—	—	(138,188)	(138)	(523)	—	—	—	(0)
Other	(84,533)	(85)	—	—	—	—	(8,253)	—	—	—	(8,338)
Net loss	—	—	—	—	—	—	—	(20,439,501)	—	—	(20,439,501)

Balance, December 31, 2005	12,428,042	$12,428	10,448,470	$10,448	1,437,572	$1,438	$56,928,016	$(50,455,748)	(9,140)	$(38,318)	$6,458,264

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Consolidated Statements of Cash Flows

	For the Years Ended December 31,
	2005	2004
		“Revised”
	(Restated)	(Restated)

Operating activities
Net loss	$(20,439,501)	$(6,175,095)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for doubtful accounts	1,176,405	1,126,536
Depreciation and amortization	2,818,042	735,738
Gain on forgiveness of debt	—	(2,427,938)
Conversion of notes payable to common stock	57,885	—
Impact of discontinued operations	11,163,307	4,872,848
Changes in operating assets and liabilities:
Accounts receivable	1,649,987	(761,829)
Inventory	114,093	(59,519)
Prepaid expenses and other assets	(114)	265,887
Other assets	49,145	(19,268)
Accounts payable and accrued expenses	221,164	(519,608)
Other liabilities	(119,499)	141,749

Net cash used in operating activities	(3,309,086)	(2,820,499)

Investing activities
Sale (purchase) of property and equipment	3,636,368	(282,422)
Impact of discontinued operations	(1,688,803)	(91,547)
Net proceeds from merger transaction	—	2,090,677

Net cash provided by investing activities	1,947,565	1,716,708

Financing activities
Net borrowings of capital lease obligations	142,525	19,017
Net borrowings on line of credit	386,340	1,900,000
Net borrowings of notes payable	3,356,833	—
Net repayments of notes payable	(3,976)	—
Net repayments of other obligations	(44,008)	(162,912)
Impact of discontinued operations	(2,879,232)	—

Net cash provided by financing activities	958,482	1,756,105

Net increase (decrease) in cash and cash equivalents	(403,039)	652,314
Cash and cash equivalents, beginning of year	701,846	49,532

Cash and cash equivalents, end of year	$298,807	$701,846

Supplemental cash flow information
Cash paid during the year for
Income taxes	$—	$—
Interest	$360,375	$380,896

In 2005, the Company separately disclosed the operating, investing and financing components of the cash flows attributable to its discontinued operations, which in prior periods were reported on a combined basis as a single amount.

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements
December 31, 2005 and 2004

Note 1.	Organization and Accounting Policies

Orion HealthCorp, Inc. (formerly SurgiCare, Inc. “SurgiCare”) and its subsidiaries (“Orion” or the “Company”) maintain their accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Accounting principles followed by the Company and its subsidiaries and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

Description of Business

Orion is a healthcare services organization providing outsourced business services to physicians. The Company serves the physician market through two subsidiaries, Integrated Physician Solutions, Inc. (“IPS”), which provides business and management services to general and subspecialty pediatric physician practices; and Medical Billing Services, Inc. (“MBS”), which provides billing, collection and practice management services, primarily to hospital-based physicians.

The Company was incorporated in Delaware on February 24, 1984 as Technical Coatings, Incorporated. On December 15, 2004, the Company completed a transaction to acquire IPS (the “IPS Merger”) and to acquire Dennis Cain Physician Solutions, Ltd. (“DCPS”) and MBS (the “DCPS/MBS Merger”) (collectively, the “2004 Mergers”). As a result of these transactions, IPS and MBS became wholly owned subsidiaries of the Company, and DCPS is a wholly owned subsidiary of MBS. On December 15, 2004, and simultaneous with the consummation of the 2004 Mergers, the Company changed its name from SurgiCare, Inc. to Orion and consummated its restructuring transactions (the “Closing”), which included issuances of new equity securities for cash and contribution of outstanding debt, and the restructuring of its debt facilities. The Company also completed a one-for-ten reverse stock split (the “Reverse Stock Split”). SurgiCare common stock was converted to Orion Class A Common Stock (the “Reclassification”). The Company also created Class B Common Stock and Class C Common Stock, which were issued in connection with the equity investments and acquisitions. (See Note 3. Acquisitions and Restructuring Transactions).

In April 2005, the Company initiated a strategic plan designed to accelerate the Company’s growth and enhance its future earnings potential. The plan focuses on the Company’s strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this strategic plan, the Company began to divest certain non-strategic assets. In addition, the Company ceased investment in business lines that did not complement the Company’s strategic plan and redirected financial resources and Company personnel to areas that management believes enhance long-term growth potential. Beginning in the third quarter of 2005, the Company successfully completed the consolidation of corporate functions into its Roswell, Georgia facility. Consistent with its strategic plan, the Company also completed a series of transactions involving the divestiture of non-strategic assets in 2005.

Integrated Physician Solutions

IPS, a Delaware corporation, was founded in 1996 to provide physician practice management services to general and subspecialty pediatric practices. IPS commenced its business activities upon consummation of several medical group business combinations effective January 1, 1999.

As of December 31, 2005, IPS managed nine practice sites, representing five medical groups in Illinois and Ohio. IPS provides human resources management, accounting, group purchasing, public relations, marketing, information technology, and general day-to-day business operations management services to these medical groups. The physicians, who are all employed by separate corporations, provide all clinical and patient care related services.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

There is a standard forty-year management service agreement (“MSA”) between IPS and the various affiliated medical groups whereby a management fee is paid to IPS. IPS owns all of the assets used in the operation of the medical groups. IPS manages the day-to-day business operations of each medical group and provides the assets for the physicians to use in their practice, for a fixed fee or percentage of the net operating income of the medical group. All revenues are collected by IPS, the fixed fee or percentage payment to IPS is taken from the net operating income of the medical group and the remainder of the net operating income of the medical group is paid to the physicians and treated as an expense on IPS’s financial statements as “physician group distribution.”

On April 1, 2005, IPS entered into a Mutual Release and Settlement Agreement (the “CARDC Settlement”) with Bradley E. Chipps, M.D. (“Dr. Chipps”) and Capital Allergy and Respiratory Disease Center, a medical corporation (“CARDC”) to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other.

On June 7, 2005, InPhySys, Inc. (formerly known as IntegriMED, Inc.) (“IntegriMED”), a wholly owned subsidiary of IPS, executed an Asset Purchase Agreement (the “IntegriMED Agreement”) with eClinicalWeb, LLC (“eClinicalWeb”) to sell substantially all of the assets of IntegriMED. The IntegriMED Agreement was deemed to be effective as of midnight on June 6, 2005. As consideration for the purchase of the acquired assets, eClinicalWeb issued to IntegriMED the following: (i) a two percent (2%) ownership interest in eClinicalWeb; and (ii) $69,034 for the payoff of certain leases and purchase of certain software. Also eClinicalWeb agreed to sublease certain office space from IPS that was occupied by employees of IntegriMED.

On October 31, 2005, IPS executed a Mutual Release and Settlement Agreement (the “Sutter Settlement”) with John Ivan Sutter, M.D., PA (“Dr. Sutter”) to settle disputes that had arisen between IPS and Dr. Sutter and to avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with Dr. Sutter’s practice, in exchange for termination of the related MSA. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other.

Medical Billing Services

MBS is based in Houston, Texas and was incorporated in Texas on October 16, 1985. DCPS is based in Houston, Texas and was organized as a Texas limited liability company on September 16, 1998. DCPS reorganized as a Texas limited partnership on August 31, 2003. MBS (which includes the operations of DCPS) offers its clients a complete outsourcing service, which includes practice management and billing and collection services, allowing them to avoid the infrastructure investment in their own back-office operations. These services help clients to be financially successful by improving cash flows and reducing administrative costs and burdens.

MBS provides services to approximately 58 customers throughout Texas. These customers include anesthesiologists, pathologists, and radiologists, imaging centers, comprehensive breast centers, hospital labs, cardio-thoracic surgeons and ambulatory surgery centers (“ASCs.”)

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Ambulatory Surgery Center Business

As of December 31, 2005, the Company owned interests as general partner in two ASCs, both of which are located in Texas. The Company sold its interest in SurgiCare Memorial Village L.P. (“Memorial Village”) effective January 31, 2006 and in San Jacinto Surgery Center Ltd. (“San Jacinto”) effective March 1, 2006. (See Note 18. Subsequent Events). The following table sets forth information related to Orion’s ASCs in operation at December 31, 2005:

		Acquisition
Name	Location	Date	Ownership

SurgiCare Memorial Village L.P.	Houston, Texas	Oct. 2000	49%
San Jacinto Surgery Center Ltd.	Baytown, Texas	Oct. 2000	10%

On March 1, 2005, the Company closed its wholly owned subsidiary, Bellaire SurgiCare, Inc. (“Bellaire SurgiCare”), and consolidated its operations with the operations of Memorial Village.

In April 2005, due to unsatisfactory financial performance of the Company’s surgery centers and in accordance with its strategic plan, the Company began the process of divesting its surgery center ownership interests.

On September 30, 2005, Orion executed purchase agreements to sell its 51% ownership interest in Tuscarawas Ambulatory Surgery Center, L.L.C. (“TASC”) and its 41% ownership interest in Tuscarawas Open MRI, L. P., (“TOM”) both located in Dover, Ohio, to Union Hospital (“Union”). Additionally, as part of the transactions, TASC, as the sole member of TASC Anesthesia, L.L.C. (“TASC Anesthesia”), executed an Asset Purchase Agreement to sell certain assets of TASC Anesthesia to Union. The limited partners of TASC and TOM also sold a certain number of their units to Union such that at the closing of these transactions, Union owned 70% of the ownership interests in TASC and TOM.

As consideration for the purchase of the 70% ownership interests in TASC and TOM, Union Hospital paid purchase prices of $950,000 and $2,188,237, respectively. Orion’s portion of the total proceeds for TASC, TASC Anesthesia and TOM, after closing costs of $82,632, was cash in the amount of $1,223,159 and a note due on or before March 30, 2006 in the amount of $530,547. As a result of these transactions, Orion no longer has an ownership interest in TASC, TOM or TASC Anesthesia.

Additionally, as part of the TASC and TOM transactions, Orion executed two-year management services agreements (the “TASC MSA” and the “TOM MSA”) with terms substantially the same as those of the management services agreements under which Orion performed management services to TASC and TOM prior to the transactions. In the first quarter of 2006, the Company received notification that Union was exercising its option to terminate the TASC MSA and TOM MSA. (See Note 18. Subsequent Events).

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all of its majority-owned subsidiaries. Orion’s results for fiscal 2005 include the results of IPS, MBS and the Company’s ambulatory surgery and diagnostic center business for the twelve months ended December 31, 2005. Orion’s results for fiscal 2004 include the results of IPS for the twelve months ended December 31, 2004 and the results of MBS and the Company’s surgery and diagnostic center business commencing on December 15, 2004. The descriptions of the business and results of operations of MBS set forth in these notes include the business and results of operations of DCPS. All material intercompany balances and transactions have been eliminated in consolidation.

Recent Accounting Pronouncements

In November 2004, the Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board (“FASB”), reached a consensus in applying the conditions in Paragraph 42 of Statement of Financial Accounting

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“EITF 03-13”). Evaluation of whether operations and cash flows have been eliminated depends on whether (i) continuing operations and cash flows are expected to be generated, and (ii) the cash flows, based on their nature and significance are considered direct or indirect. This consensus should be applied to a component that is either disposed of or classified as held-for-sale in fiscal periods beginning after December 15, 2004. The adoption of EITF 03-13 did not have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2004, the FASB published SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”). SFAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) is a replacement of SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related interpretive guidance (“APB 25”).

The effect of SFAS 123(R) will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award. SFAS 123(R)permits entities to use any option-pricing model that meets the fair value objective in SFAS 123(R). The Company will be required to apply SFAS 123(R) for its quarter ending March 31, 2006.

SFAS 123(R) allows two methods for determining the effects of the transition: the modified prospective transition method and the modified retrospective method of transition. The Company will adopt the modified prospective transition method beginning in 2006. The pro forma net income effect of using the fair value method for the past two fiscal years is presented in the table under the caption “Stock-Based Compensation,” below. The pro forma compensation costs presented below and in prior filings for the Company have been calculated using a Black-Scholes option pricing model and may not be indicative of amounts which should be expected in future years.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Revenue Recognition

IPS records revenue based on patient services provided by its affiliated medical groups. Net patient service revenue is impacted by billing rates, changes in Current Procedure Terminology (“CPT”) code reimbursement and collection trends. IPS reviews billing rates at each of its affiliated medical groups on at least an annual basis and adjusts those rates based on each insurer’s current reimbursement practices. Amounts collected by IPS for treatment by its affiliated medical groups of patients covered by Medicare, Medicaid and other contractual reimbursement programs, which may be based on cost of services provided or predetermined rates, are generally less than the established billing rates of IPS’s affiliated medical groups. IPS estimates the amount of these contractual allowances and records a reserve against accounts receivable based on historical collection percentages for each of the affiliated medical groups, which include various payer categories. When payments are received, the contractual adjustment is written off against the established reserve for contractual allowances. The historical collection percentages are adjusted quarterly based on actual payments received, with any differences charged against net revenue for the quarter. Additionally, IPS tracks cash collection percentages for each medical group on a monthly basis, setting quarterly and annual goals for cash collections, bad debt write-offs and aging of accounts receivable.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

MBS’s principal source of revenues is fees charged to clients based on a percentage of net collections of the client’s accounts receivable. MBS recognizes revenue and bills it clients when the clients receive payment on those accounts receivable. MBS typically receives payment from the client within 30 days of billing. The fees vary depending on specialty, size of practice, payer mix, and complexity of the billing. In addition to the collection fee revenue, MBS also earns fees from the various consulting services that MBS provides, including medical practice management services, managed care contracting, coding and reimbursement services.

Orion’s principal source of revenues from its surgery center business was a surgical facility fee charged to patients for surgical procedures performed in its ASCs and for diagnostic services performed at TOM. Orion depended upon third-party programs, including governmental and private health insurance programs to pay these fees on behalf of its patients. Patients were responsible for the co-payments and deductibles when applicable. The fees varied depending on the procedure, but usually included all charges for operating room usage, special equipment usage, supplies, recovery room usage, nursing staff and medications. Facility fees did not include the charges of the patient’s surgeon, anesthesiologist or other attending physicians, which were billed directly to third-party payers by such physicians. In addition to the facility fee revenues, Orion also earned management fees from its operating facilities and development fees from centers that it developed. As more fully described in Note 18. Subsequent Events, the Company no longer has ownership or management interests in surgery and diagnostic centers.

ASCs, such as those in which Orion owned an interest at December 31, 2005, depend upon third-party reimbursement programs, including governmental and private insurance programs, to pay for services rendered to patients. The Medicare program currently pays ASCs and physicians in accordance with fee schedules, which are prospectively determined.

In addition to payment from governmental programs, ASCs derive a significant portion of their net revenues from private healthcare reimbursement plans. These plans include standard indemnity insurance programs as well as managed care structures such as preferred provider organizations (“PPOs”), health maintenance organizations (“HMOs”) and other similar structures.

Accounts Receivable and Allowance for Doubtful Accounts.

IPS’s affiliated medical groups grant credit without collateral to its patients, most of which are insured under third-party payer arrangements. The provision for bad debts that relates to patient service revenues is based on an evaluation of potentially uncollectible accounts. The provision for bad debts includes a reserve for 100% of the accounts receivable older than 180 days. Establishing an allowance for bad debt is subjective in nature. IPS uses historical collection percentages to determine the estimated allowance for bad debts, and adjusts the percentage on a quarterly basis.

MBS records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, MBS has experienced minimal credit losses and has not written-off any material accounts during 2005 or 2004.

Inventory

Inventory consists of medical and pharmaceutical supplies, which are stated at the lower of cost or market. Cost is determined under the first-in, first-out method.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Property and Equipment

Property and equipment are presented at cost. Depreciation and amortization are computed at rates considered sufficient to amortize the cost of the assets, using the straight-line method over their estimated useful lives as follows:

Office furniture and equipment	5-7 years
Medical and surgical equipment	5-7 years
Leasehold improvements	3 years or remaining life of lease
Computer equipment and software	3-7 years
Transportation equipment	5 years

Investment in Limited Partnerships

At December 31, 2005, the Company owned a 10% general partnership interest in San Jacinto. The investment is accounted for using the equity method. Under the equity method, the investment is initially recorded at cost and is subsequently increased to reflect the Company’s share of the income of the investee and reduced to reflect the share of the losses of the investee or distributions from the investee. Effective March 1, 2006, the Company sold its interest in San Jacinto. (See Note 18. Subsequent Events).

The general partnership interest was accounted for as an investment in limited partnership due to the interpretation of SFAS 94/Accounting Research Bulletin (“ARB”) 51 and the interpretations of such by Issue 96-16 and Statement of Position (“SOP”) 78-9. Under those interpretations, the Company could not consolidate its interest in an entity in which it held a minority general partnership interest due to management restrictions, shared operating decision-making, and capital expenditure and debt approval by limited partners and the general form versus substance analysis.

Segments of an Enterprise and Related Information

In accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the Company has determined that it has two reportable segments — IPS and MBS. The reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology, operational support and marketing strategies. The Company’s reportable segments consist of: (i) the pediatric medical groups that provide patient care operating under the MSA; and (ii) MBS, which provides practice management, billing and collection, managed care consulting and coding/reimbursement services to hospital-based physicians and clinics. Management chose to aggregate the MSAs into a single operating segment consistent with the objective and basic principles of SFAS No. 131 based on similar economic characteristics, including the nature of the products and services, the type of customer for their services, the methods used to provide their services and in consideration of the regulatory environment under Medicare and the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”).

Goodwill and Intangible Assets

Goodwill and intangible assets represent the excess of cost over the fair value of net assets of companies acquired in business combinations accounted for using the purchase method. In July 2001, the FASB issued SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 141 eliminates pooling-of-interest accounting and requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method. SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets and requires the Company to evaluate goodwill for impairment on an annual basis by applying a fair value test. SFAS No. 142 also requires that an identifiable intangible asset that is determined to have an indefinite useful economic life not be amortized, but separately tested for impairment using a fair value-based approach at least annually.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The Company adopted SFAS No. 142 effective January 1, 2002. As a result, IPS determined that its long-term MSAs, executed as part of the medical group business combinations consummated in 1999, are an identifiable intangible asset in accordance with paragraph 39 of SFAS No. 141.

As part of the acquisition and restructuring transactions that closed on December 15, 2004 and as detailed in Note 3. Acquisitions and Restructuring Transactions, the Company recorded intangible assets and goodwill related to the 2004 Mergers. (See also Note 4. Goodwill and Intangible Assets).

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, “Accounting for Income Taxes.” As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the current period’s provision for income taxes. A valuation allowance is provided for deferred tax assets if it is more than likely that such asset will not be realizable.

Stock Based Compensation

At December 31, 2005, the Company had two stock-based employee compensation plans. The Company accounts for these plans under APB 25 and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company’s stock at the date of the grant over the amount an employee must pay to acquire the stock. The Company grants options at or above the market price of its common stock at the date of each grant.

On June 17, 2005, the Company granted 1,357,000 stock options to certain employees, officers, directors and former directors of the Company under the Company’s 2004 Incentive Plan, as amended. In the third quarter of 2005, stock options totaling 360,000 to certain employees were cancelled as a result of staff reductions related to the consolidation of corporate functions duplicated at the Company’s Houston, Texas and Roswell, Georgia facilities. No options were granted to employees in 2004.

On August 31, 2005, the Company granted 650,000 restricted stock units to certain officers of the Company under the Company’s 2004 Incentive Plan, as amended.

The fair value of options is calculated using the Black-Scholes option-pricing model. Had the Company adopted the fair value method of accounting for stock based compensation, compensation expense would have been higher, and net loss and net loss attributable to common shareholders would have increased for the periods presented. No change in cash flows would occur. The effects of applying SFAS No. 123(R) in this pro forma disclosure are not indicative of future amounts.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table illustrates the effect on net loss per share of Class A Common Stock if the Company had applied the fair value recognition provisions of SFAS No. 123(R) to stock-based employee compensation.

	For the Years Ended December 31,
	2005	2004

Net loss — as reported	$(20,439,501)	$(6,175,095)
Deduct: Total stock-based employee compensation (expense determined under the fair value-based method for all awards), net of tax effect	(142,861)	(155,245)

Net loss — pro forma	$(20,582,362)	$(6,330,340)

Net loss per share:
Basic — as reported	$(1.96)	$(0.72)
Basic — pro forma	$(1.97)	$(0.74)
Diluted — as reported	$(1.96)	$(0.72)
Diluted — pro forma	$(1.97)	$(0.74)

The above pro forma effects on net loss per share of Class A Common Stock are not likely to be representative of the effects on reported net loss for future years because options vest over several years and additional awards may be made in subsequent periods.

Reclassifications

Certain reclassifications have been made in the 2004 financial statements to conform to the reporting format in 2005. Such reclassifications had no effect on previously reported earnings. The most significant reclassifications relate to the presentation of discontinued operations for comparative purposes on the consolidated statements of operations. Additionally, in 2005 the Company separately disclosed the operating, investing and financing components of the cash flows attributable to its discontinued operations, which were reported on a combined basis as a single amount in 2004.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While management believes current estimates are reasonable and appropriate, actual results could differ from those estimates.

Note 2.	Going Concern

The accompanying consolidated financial statements have been prepared in conformity with GAAP, which contemplate the continuation of the Company as a going concern. The Company incurred substantial operating losses during 2004 and 2005, and has used substantial amounts of working capital in its operations. Additionally, as described more fully below, the Company received notification from CIT Healthcare, LLC (formerly known as Healthcare Business Credit Corporation) (“CIT”) in December 2005 that certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt service coverage ratio and its minimum operating income level. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed its growth and operations primarily through the issuance of equity securities, secured and/or convertible debt, most recently by completing a series of acquisitions and restructuring transactions (the “Restructuring”), which occurred in December 2004 and are described in Note 3. Acquisitions and

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Restructuring Transactions, and borrowing from related parties. In connection with the closing of these transactions, the Company entered into a new secured two-year revolving credit facility pursuant to a Loan and Security Agreement (the “Loan and Security Agreement”), dated December 15, 2004, by and among Orion, certain of its affiliates and subsidiaries, and CIT. In connection with entering into this new facility, Orion also restructured its previously-existing debt facilities, which resulted in a decrease in aggregate debt owed to DVI Business Credit Corporation and DVI Financial Services, Inc. (collectively, “DVI”) from approximately $10.1 million to a combined principal amount of approximately $6.5 million, of which approximately $2.0 million was paid at the Closing.

Pursuant to a Guaranty Agreement (the “Brantley IV Guaranty”), dated as of December 15, 2004, provided by Brantley IV to CIT, Brantley IV agreed to provide a deficiency guaranty in the initial amount of $3,272,727. As discussed below, the amount of this Brantley IV Guaranty has been reduced. Pursuant to a Guaranty Agreement (the “Brantley Capital Guaranty”), dated as of December 15, 2004, provided by Brantley Capital Corporation (“Brantley Capital”) to CIT, Brantley Capital agreed to provide a deficiency guarantee in the initial amount of $727,273. As discussed below, the amount of this Brantley Capital Guaranty has been reduced. In consideration for the Guaranties, Orion issued warrants to purchase 20,455 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley IV, and issued warrants to purchase 4,545 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley Capital. None of these warrants, which expire on December 15, 2009, have been exercised as of December 31, 2005.

In addition to the Closing, on March 16, 2005, Brantley IV loaned the Company an aggregate of $1,025,000 (the “First Loan”). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the “First Note”) payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to the Company’s outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First Note is due in a lump sum on April 19, 2006 (the “First Note Maturity Date”); (iv) the interest on the First Note accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the First Note to be due and immediately payable; and (vi) on or after the First Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the “First Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. As of December 31, 2005, if Brantley IV were to convert the Second Note, the Company would have to issue 1,054,168 shares of Class A Common Stock. The Company is in the process of negotiating an extension on the First Note.

On April 19, 2005, Brantley IV loaned the Company an additional $225,000 (the “Second Loan”). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $225,000 (the “Second Note”) payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to the Company’s outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due in a lump sum on April 19, 2006 (the “Second Note Maturity Date”); (iv) the interest on the Second Note accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the Second Note to be due and immediately payable; and (vi) on or after the Second Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of Class A Common Stock

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

of the Company at a price per share equal to $1.042825 (the “Second Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. As of December 31, 2005, if Brantley IV were to convert the Second Note, the Company would have to issue 229,569 shares of Class A Common Stock. The Company is in the process of negotiating an extension on the Second Note.

Additionally, in connection with the First Loan and the Second Loan, the Company entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”), dated March 22, 2005, with certain of the Company’s affiliates and subsidiaries, and CIT, whereby its $4,000,000 secured two-year revolving credit facility has been reduced by the amount of the loans from Brantley IV to $2,750,000. As a result of the First Amendment, the Brantley IV Guaranty was amended by the Amended and Restated Guaranty Agreement (the “Amended Brantley IV Guaranty”), dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley IV by the amount of the First Loan to $2,247,727. Also as a result of the First Amendment, the Brantley Capital Guaranty was amended by the Amended and Restated Guaranty Agreement (the “Amended Brantley Capital Guaranty”), dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley Capital by the amount of the Second Loan to $502,273. Paul H. Cascio, the Chairman of the board of directors of Orion, and Michael J. Finn, a director of Orion, are affiliates of Brantley IV.

As part of the Loan and Security Agreement, the Company is required to comply with certain financial covenants, measured on a quarterly basis. The financial covenants include maintaining a required debt service coverage ratio and meeting a minimum operating income level for the surgery and diagnostic centers before corporate overhead allocations. As of and for the twelve months ended December 31, 2005, the Company was out of compliance with both of these financial covenants and has notified the lender as such. Under the terms of the Loan and Security Agreement, failure to meet the required financial covenants constitutes an event of default. Under an event of default, the lender may (i) accelerate and declare the obligations under the credit facility to be immediately due and payable; (ii) withhold or cease to make advances under the credit facility; (iii) terminate the credit facility; (iv) take possession of the collateral pledged as part of the Loan and Security Agreement; (v) reduce or modify the revolving loan commitment; and/or (vi) take necessary action under the Guaranties. The revolving credit facility is secured by the Company’s assets. As of December 31, 2005, the outstanding principal under the revolving credit facility was $1,703,277. The full amount of the loan as of December 31, 2005 is recorded as a current liability. In December 2005, the Company received notification from CIT stating that (i) certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt service coverage ratio and its minimum operating income level, (ii) as a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to the provided “Default Rate” of prime rate plus 6%, (iii) the amount available under the revolving credit facility was reduced from $2,750,000 to $2,300,000 and (iv) CIT reserved all additional rights and remedies available to it as a result of these events of default. The Company is currently in negotiations with CIT to obtain, among other provisions, a waiver of the events of default. In the event CIT declares the obligations under the Loan and Security Agreement to be immediately due and payable or exercises its other rights described above, the Company would not be able to meet its obligations to CIT or its other creditors. As a result, such action would have a material adverse effect on the Company’s ability to continue as a going concern.

As of December 31, 2005, the Company’s existing credit facility with CIT had limited availability to provide for working capital shortages. Although the Company believes that it will generate cash flows from operations in the future, there is substantial doubt as to whether it will be able to fund its operations solely from its cash flows. In April 2005, the Company initiated a strategic plan designed to accelerate the Company’s growth and enhance its future earnings potential. The plan focuses on the Company’s strengths, which include providing billing, collections and complementary business management services to physician practices. A fundamental component of the

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Company’s plan is the selective consideration of accretive acquisition opportunities in these core business sectors. In addition, the Company ceased investment in business lines that did not complement the Company’s strategic plans and redirected financial resources and Company personnel to areas that management believes enhance long-term growth potential. On June 7, 2005, as described in Note 1. Organization and Accounting Policies, IPS completed the sale of substantially all of the assets of IntegriMED, and on October 1, 2005, the Company completed the sale of its interests in TASC and TOM in Dover, Ohio. Beginning in the third quarter of 2005, the Company successfully completed the consolidation of corporate functions into its Roswell, Georgia facility. Additionally, consistent with its strategic plan, the Company sold its interest in Memorial Village effective January 31, 2006 and in San Jacinto effective March 1, 2006. (See Note 18. Subsequent Events).

The Company intends to continue to manage its use of cash. However, the Company’s business is still faced with many challenges. If cash flows from operations and borrowings are not sufficient to fund the Company’s cash requirements, the Company may be required to further reduce its operations and/or seek additional public or private equity financing or financing from other sources or consider other strategic alternatives, including possible additional divestitures of specific assets or lines of business. In November 2005, the Company made a determination to explore potential additional sources of financing. In connection with this exploration, the Company has engaged Stephens Inc. as its placement agent for a private offering of debt or equity. The engagement, which is for up to one year, provides for (i) an up front payment of $20,000, (ii) a success fee ranging from one to six percent of gross proceeds (depending on whether the offering is of senior debt, subordinated debt or equity or equity linked securities), against which the upfront payment will be credited, and (iii) other typical provisions including indemnification by the Company of the placement agent. There can be no assurances that additional financing or strategic alternatives will be available, or that, if available, the financing or strategic alternatives will be obtainable on terms acceptable to the Company or that any additional financing would not be substantially dilutive to the Company’s existing stockholders.

Note 3.	Acquisitions and Restructuring Transactions

Acquisition of IPS

In connection with the IPS Merger, IPS equity holders and certain IPS debt holders received an aggregate of 4,470,654 shares of the Company’s Class A Common Stock. This number approximately equaled the total number of shares of SurgiCare common stock outstanding on a fully diluted basis immediately prior to closing the IPS Merger and the other transactions consummated at the Closing.

SFAS No. 141 requires that, in a business combination effected through the issuance of shares or other equity interests, as in the case of the IPS Merger, a determination be made as to which entity is the acquirer for accounting purposes. This determination is principally based on the relative voting rights in the combined entity held by existing stockholders of each of the combining companies, the composition of the board of directors of the combined entity, and the expected composition of the executive management of the combined entity. Based on an assessment of the relevant facts and circumstances existing with respect to the IPS Merger, it was determined that IPS was the acquirer for accounting purposes, even though IPS is a subsidiary of Orion.

Accordingly, the IPS Merger was treated as a reverse acquisition, meaning that the purchase price, comprised of the fair value of the outstanding shares of the Company prior to the transaction, plus applicable transaction costs, was allocated to the fair value of the Company’s tangible and intangible assets and liabilities prior to the transaction, with any excess being considered goodwill. IPS was treated as the continuing reporting entity, and, thus, IPS’s historical results have become those of the combined company.

Issuance of Class B Common Stock

On December 15, 2004, Orion issued 11,482,261 shares of its Class B Common Stock (the “Investment Transaction”) to Brantley Partners IV, L.P. (“Brantley IV”) and various other investors for $13,328,350 in cash. The

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Class B Common Stock was issued pursuant to the terms of (i) the Amended and Restated Stock Subscription Agreement dated February 9, 2004, as amended on July 16, 2004, between Brantley IV and SurgiCare, (ii) the Supplemental Stock Subscription Agreement, dated as of December 15, 2004, by and among SurgiCare, Brantley IV and certain affiliates of Brantley IV, and (iii) the Second Amendment and Supplement to Stock Subscription Agreement, dated as of December 15, 2004, by and among SurgiCare, Brantley IV and certain other investors, including Brantley Capital, an affiliate of Brantley IV.

At the Closing, Orion used $6,037,111 of the proceeds of the Investment Transaction to repay the outstanding principal and a portion of the accrued but unpaid interest on a note owed immediately prior to the Closing by SurgiCare and IPS to an affiliate of Brantley IV. Additionally, the Company used $3,683,492 of the proceeds of the Investment Transaction to repay a portion of the indebtedness owed by the Company to unaffiliated third parties and restructured additional existing indebtedness.

Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock and a nine percent (9%) return on the original purchase price for the Class B Common Stock without compounding, from the date of issuance through the date of conversion. As of December 31, 2005, each share of Class B Common Stock was convertible into 4.700108783239 shares of Class A Common Stock. As of that date, there were 10,448,470 shares of Class B Common Stock issued and outstanding.

Acquisition of DCPS and MBS

In connection with the DCPS/MBS Merger, holders of MBS common stock, DCPS limited partnership interests and Dennis Cain Management, LLC (“DCM”) limited liability company interests received an aggregate of $3,000,000 in cash, promissory notes of Orion in the aggregate principal amount of $1,000,000 and 1,575,760 shares of the Company’s Class C Common Stock. The purchase price was subject to retroactive increase (including issuance of up to 450,000 additional shares of Class A Common Stock) or decrease based on the financial results of the newly formed company and its predecessors in 2004 and 2005. Pursuant to the DCPS/MBS Merger Agreement the adjustments was based on whether DCPS and MBS, on a combined basis, meet an earnings before income taxes, depreciation and amortization (“EBITDA”) target of $2 million for the fiscal years ended December 31, 2004 and 2005. Additionally, two of the principal owners of DCPS and MBS, as part of employment agreements executed in connection with the DCPS/MBS Merger were entitled to receive additional payments up to $175,000 each, based on the amount by which EBITDA of DCPS and MBS on a combined basis, exceeded $1.2 million for the year ended December 31, 2005. The Company has accrued a liability in the amount of $840,286 as of December 31, 2005 based on these provisions and adjusted the purchase price accordingly. The Company will also issue 285,726 shares of Class A Common Stock as a result of this purchase price adjustment. In addition, 75,758 shares of Orion’s Class A Common Stock were reserved for issuance at the direction of the sellers of the DCPS and MBS equity.

Holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed initially to yield one share of Class A Common Stock per share of Class C Common Stock converted, with the number of shares of Class A Common Stock reducing to the extent that distributions are paid on the Class C Common Stock. The conversion factor is calculated as (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (y) $3.30. The initial conversion factor was one (one share of Class C Common Stock converts into one share of Class A Common Stock) and is subject to adjustment as discussed below. As of December 31, 2005, there were 1,437,572 shares of Class C Common Stock issued and outstanding.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

If the fair market value used in determining the conversion factor for the Class B Common Stock in connection with any conversion of Class B Common Stock is less than $3.30 (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock), holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock (within 10 days of receipt of notice of the conversion of the Class B Common Stock) into a number of shares of Class A Common Stock equal to (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (y) the fair market value used in determining the conversion factor for the Class B Common Stock (the “Anti-Dilution Option”). The aggregate number of shares of Class C Common Stock so converted by any holder shall not exceed a number equal to (a) the number of shares of Class C Common Stock held by such holder immediately prior to such conversion plus the number of shares of Class C Common Stock previously converted in Class A Common Stock by such holder multiplied by (b) a fraction, the numerator of which is the number of shares of Class B Common Stock converted at the lower price and the denominator of which is the aggregate number of shares of Class B Common Stock issued at the closing of the Investment Transaction.

New Line of Credit and Debt Restructuring

On December 15, 2004, Orion also entered into a new secured two-year revolving credit facility pursuant to the Loan and Security Agreement. Under this facility, initially up to $4,000,000 of loans could be made available to Orion, subject to a borrowing base, which is determined based on a percentage of eligible outstanding accounts receivable less than 180 days old. As discussed below, the amount available under this credit facility has been reduced. Orion borrowed $1,600,000 under this facility concurrently with the closing of the Restructuring. The interest rate under this facility is the prime rate plus 3%. Upon an event of default, CIT can accelerate the loans or call the Guaranties described below. (See Note 6. Long-Term Debt and Lines of Credit, for additional discussion regarding the Company’s defaults under the Loan and Security Agreement.) In connection with entering into this new facility, Orion also restructured its previously-existing debt facilities, which resulted in a decrease in aggregate debt owed to DVI from approximately $10.1 million to a combined principal amount of approximately $6.5 million, of which approximately $2.0 million was paid at the Closing.

In connection with the Loan and Security Agreement, Brantley IV and Brantley Capital issued the Guaranties. See Note 2. Going Concern, for a description of the terms of the Guaranties. On March 16, 2005, and April 19, 2005, Brantley IV made the First Loan and Second Loan, respectively. See Note 2. Going Concern, for a description of the terms of the First Loan and Second Loan.

Note 4.	Goodwill and Intangible Assets

Goodwill and intangible assets represent the excess of cost over the fair value of net assets of companies acquired in business combinations accounted for using the purchase method. In July 2001, the FASB issued SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 141 eliminates pooling-of-interest accounting and requires that all business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets and requires the Company to evaluate goodwill for impairment on an annual basis by applying a fair value test. SFAS No. 142 also requires that an identifiable intangible asset that is determined to have an indefinite useful economic life not be amortized, but separately tested for impairment using a fair value-based approach at least annually.

The Company adopted SFAS No. 142 effective January 1, 2002. As a result, IPS determined that its long-term MSAs, executed as part of the medical group business combinations consummated in 1999, are an identifiable intangible asset in accordance with paragraph 39 of SFAS No. 141.

As part of the acquisition and restructuring transactions that closed on December 15, 2004, the Company recorded intangible assets and goodwill related to the 2004 Mergers. As of the Closing, the Company’s management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

was determined that the expected case volume increases were not going to be realized. On March 1, 2005, the Company closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, the Company recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004.

As a result of the CARDC Settlement described in Note 1. Organization and Accounting Policies — Description of Business — Integrated Physician Solutions, the Company recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004.

On June 13, 2005, the Company announced that it had accepted an offer to purchase its interests in TASC and TOM in Dover, Ohio. Based on the pending sales transaction involving TASC and TOM, as well as the uncertainty of future cash flows related to the Company’s surgery center business, the Company determined that the joint venture interests associated with TASC, TOM and Memorial Village were impaired and recorded a charge for impairment of intangible assets of $6,362,849 for the quarter ended June 30, 2005. The sale of the Company’s interests in TASC and TOM was completed effective as of October 1, 2005. (See Note 1. Organization and Accounting Policies — Description of Business — Ambulatory Surgery Center Business).

In November 2005, the Company decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for the Company’s equity interests in Memorial Village or close the facility. Based on the decision to sell or close Memorial Village, as well as the continuing uncertainty of cash flows related to the Company’s surgery center segment, the Company determined that the joint venture interests for San Jacinto, as well as the management contracts associated with Memorial Village and San Jacinto, were impaired and recorded an additional charge for impairment of intangible assets totaling $3,461,351 for the quarter ended September 30, 2005.

As described in Note 18. Subsequent Events, effective January 31, 2006 and March 1, 2006, respectively, the Company executed Asset Purchase Agreements to sell substantially all of the assets of Memorial Village and San Jacinto. Also in the first quarter of 2006, the Company was notified by Union that it was exercising its option to terminate the TASC MSA and TOM MSA. As a result of the sales of Memorial Village and San Jacinto, as well as the termination of the TASC MSA and TOM MSA, the Company no longer has an ownership or management interest in any ambulatory surgery centers and, as such, the Company tested the remaining identifiable intangible assets related to the surgery centers from the IPS Merger at December 31, 2005. Based on the terminations of the TASC MSA and TOM MSA, as well as the sales of Memorial Village and San Jacinto, the Company determined that the management contracts associated with TASC and TOM were impaired and recorded an additional charge for impairment of intangible assets of $1,163,830 for the quarter ended December 31, 2005.

As a result of the Sutter Settlement, which is described in Note 1. Organization and Accounting Policies — Description of Business — Integrated Physician Solutions, the Company also recorded an additional $38,440 charge for impairment of intangible assets for the quarter ended December 31, 2005.

All of the charges for impairment of intangible assets are included in discontinued operations.

In order to determine whether the goodwill recorded as a result of the IPS Merger was impaired at December 31, 2005, the Company compared the fair value of each ASC’s assets to its net carrying value. As each of the ASCs was sold between October 1, 2005 and March 1, 2006, the fair value of each ASC was best determined by the purchase price of the assets. Since TASC and TOM were sold effective October 1, 2005, the balance sheet at September 30, 2005 was used to determine the fair value of its assets. Since the Memorial Village and San Jacinto transactions took place after year-end, the December 31, 2005 balance sheets were used to determine the carrying value of the assets of those entities. The Company determined that the fair value of each ASC was greater than the carrying value in each case and concluded that there was no impairment of goodwill at December 31, 2005. As a result of the sale of all of the entities related to the Company’s ambulatory surgery center business, the Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

reporting units and recorded a loss on the write-down of goodwill of $3,489,055 for the quarter ended December 31, 2005. The charge for the write-down of goodwill is included in discontinued operations.

The changes in the carrying amount of intangible assets for the years ended December 31, 2005 and 2004 are as follows:

Balance, January 1, 2004	$7,813,457
Amortization expense	(496,469)
Merger transaction — Intangible assets — IPS Merger	15,700,764
Merger transaction — Intangible assets — DCPS/MBS Merger	8,578,225
Charge for impairment — Bellaire SurgiCare	(4,014,055)
Charge for impairment — CARDC	(704,927)

Balance, December 31, 2004	$26,876,995
Amortization expense	(2,566,891)
Charge for impairment — TASC	(1,069,776)
Charge for impairment — TOM	(1,999,666)
Charge for impairment — Memorial Village	(4,501,047)
Charge for impairment — San Jacinto	(2,761,084)
Charge for impairment — Sutter	(38,440)
Charge for impairment — Orion	(142,377)

Balance, December 31, 2005	$13,797,714

The changes in the carrying amount of goodwill for the years ended December 31, 2005 and 2004 are as follows:

Balance, January 1, 2004	$—
Merger transaction — Goodwill — IPS Merger	3,889,459
Merger transaction — Goodwill — DCPS/MBS Merger	939,709
Charge for impairment — Bellaire SurgiCare	(76,500)
Goodwill — Deferred tax liability	620,977

Balance, December 31, 2004	$5,373,645
Charge for impairment — TASC	(74,460)
Charge for impairment — Memorial Village	(76,500)
Charge for impairment — San Jacinto	(86,700)
Charge for impairment — Orion	(276,420)
Purchase price adjustment — IPS Merger	900,876
Purchase price adjustment — DCPS/MBS Merger	840,286
Goodwill — Deferred tax benefit	(620,977)
Goodwill — write-down related to discontinued operations	(3,489,055)

Balance, December 31, 2005	$2,490,695

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The Company’s amortizable identifiable intangible assets consist of the MSAs, client relationships, non-compete agreements, and acquired software, which are amortizable over periods of five to twenty-five years. Future annual amortization of the Company’s identifiable intangible assets for the next five years is as follows:

Fiscal Year Ending	Amount

2006	$1,406,938
2007	1,406,938
2008	1,406,938
2009	1,389,915
2010	998,397

$6,609,126

Note 5.	Earnings per Share

Basic earnings per share are calculated on the basis of the weighted average number of shares of Class A Common Stock outstanding at year-end. Diluted earnings per share, in addition to the weighted average determined for basic loss per share, include common stock equivalents which would arise from the exercise of stock options and warrants using the treasury stock method, conversion of debt and conversion of Class B Common Stock and Class C Common Stock.

	For the Years Ended December 31,
	2005	2004

Net loss	$(20,439,501)	$(6,175,095)
Weighted average number of shares of Class A Common Stock outstanding for basic net loss per share	10,440,539	8,602,149
Dilutive stock options, warrants and restricted stock units	(a)	(a)
Convertible notes payable	(b)	(b)
Class B Common Stock	(c)	(c)
Class C Common Stock	(d)	(d)
Weighted average number of shares of Class A Common Stock outstanding for diluted net loss per share	10,440,539	8,602,149
Net loss per share — Basic	$(1.96)	$(0.72)
Net loss per share — Diluted	$(1.96)	$(0.72)

The following potentially dilutive securities are not included in the 2005 and 2004 calculation of weighted average number of shares of Class A Common Stock outstanding for diluted net loss per share, because the effect would be anti-dilutive due to the net loss for the year:

a) 2,510,347 and 889,841 options, warrants and restricted stock units were outstanding at December 31, 2005 and 2004, respectively.

b) $50,000 and $320,000 of notes were convertible into Class A Common Stock at December 31, 2005 and 2004, respectively. The conversion price was equal to $3.50 per share until January 31, 2004. Subsequent to that date, the conversion price is equal to the lower of $2.50 or 75% of the average closing price for the 20 trading days immediately prior to the conversion date.

c) 10,448,470 and 11,482,261 shares of Class B Common Stock were outstanding at December 31, 2005 and 2004, respectively. The conversion mechanism for the Class B Common Stock is explained in Note 3. Acquisitions and Merger Transactions, under the caption “Issuance of Class B Common Stock.”

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

d) 1,437,572 and 1,575,760 shares of Class C Common Stock were outstanding at December 31, 2005 and 2004, respectively. The conversion mechanism for the Class C Common Stock is explained in Note 3. Acquisitions and Restructuring Transactions, under the caption “Acquisition of DCPS and MBS.”

Subject to the terms of any preferred stock or any other class of stock having any preference or priority over the Class A Common Stock, Class B Common Stock and Class C Common Stock that the Company may issue in the future, all dividends and other distributions will be made to the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock in the following order of priority:

•	First, the holders of the shares of Class B Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, are entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $1.15 plus an amount equal to nine percent (9%) per annum on such amount, without compounding, from the date the Class B Common Stock was first issued.

•	Second, the holders of the shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, are entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to $3.30. After the full required distributions have been made to the holders of shares of Class C Common Stock (other than shares concurrently being converted into Class A Common Stock) as described in the previous sentence, each share of Class C Common Stock then outstanding will be retired and will not be reissued.

•	Third, after the full distributions have been made to the holders of the shares of Class B Common Stock and Class C Common Stock as described above, all holders of the shares of Class A Common Stock and Class B Common Stock, as a single class, shall thereafter be entitled to receive all remaining distributions pro rata based on the number of outstanding shares of Class A Common Stock or Class B Common Stock held by each holder, provided that for purposes of such remaining distributions, each share of Class B Common Stock will be deemed to have been converted into one share of Class A Common Stock (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting the Class A Common Stock).

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 6.	Long-Term Debt

Long-term debt is as follows:

	As of December 31,
	2005	2004

Promissory note due to sellers of MBS, bearing interest at 8%, interest payable monthly or on demand, matures December 15, 2007	$1,000,000	$1,000,000
Working capital due to sellers of MBS, due on demand	199,697	383,112
Term loan with a financial institution, non-interest bearing, matures November 15, 2010(1), net of discount of $641,467 and $614,291, respectively	3,108,677	3,135,853
Revolving line of credit with a financial institution, bearing interest at 6.5%, interest payable monthly or on demand(2)	778,006	787,650
$2,300,000 revolving line of credit, bearing interest at prime (7.25% at December 31, 2005) plus 6%, interest payable monthly, matures December 14, 2006(3)	1,703,277	1,316,937
Convertible notes, bearing interest at 18%, interest payable monthly, convertible on demand	50,000	320,000
Note payable due to a related party, bearing interest at 6%, interest payable monthly, due on demand	13,610	50,000
Insurance financing note payable, bearing interest at 5.25%, interest payable monthly	—	7,621
Convertible promissory notes due to a related party, bearing interest at 9%, mature April 19, 2006	1,250,000	—

Total long-term debt	8,103,267	7,001,173
Less: current portion of long-term debt	(4,231,674)	(2,762,334)

Long-term debt, net of current portion	$3,871,593	$4,238,839

(1)	This note was affected by the acquisition and restructuring transactions consummated on December 15, 2004, which are described in greater detail in Note 3 under the caption “New Line of Credit and Debt Restructuring.”

(2)	This note was affected by the acquisition and restructuring transactions consummated on December 15, 2004, which are described in greater detail in Note 3 under the caption “New Line of Credit and Debt Restructuring.” Additionally, as of March 13, 2006, these notes were paid in full at a significant discount. (See Note 18. Subsequent Events).

(3)	As part of the Loan and Security Agreement, the Company is required to comply with certain financial covenants, measured on a quarterly basis. The financial covenants include maintaining a required debt service coverage ratio and meeting a minimum operating income level for the surgery and diagnostic centers before corporate overhead allocations. At December 31, 2005, the Company was out of compliance with both of these financial covenants and has notified the lender as such. Under the terms of the Loan and Security Agreement, failure to meet the required financial covenants constitutes an event of default. Under an event of default, the lender may (i) accelerate and declare the obligations under the credit facility to be immediately due and payable; (ii) withhold or cease to make advances under the credit facility; (iii) terminate the credit facility; (iv) take possession of the collateral pledged as part of the Loan and Security Agreement; (v) reduce or modify the revolving loan commitment; and/or (vi) take necessary action under the Guaranties. The full amount of the loan as of December 31, 2005 is recorded as a current liability. In December 2005, the Company received notification from CIT stating that (i) certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

service coverage ratio and its minimum operating income level, (ii) as a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to the provided “Default Rate” of prime rate plus 6%, (iii) the amount available under the revolving credit facility was reduced to $2,300,000 and (iv) CIT reserved all additional rights and remedies available to it as a result of these events of default. The Company is currently in negotiations with CIT to obtain, among other provisions, a waiver of the events of default. In the event CIT declares the obligations under the Loan and Security Agreement to be immediately due and payable or exercises its other rights described above, the Company would not be able to meet its obligations to CIT or its other creditors. As a result, such action would have a material adverse effect on the Company’s ability to continue as a going concern. Future aggregate annual maturities of long-term debt are as follows:

Fiscal Year Ending	Amount

2006	$4,231,674
2007	457,360
2008	1,457,360
2009	457,360
2010	1,499,513

Total long-term debt	8,103,267
Less: current portion of long-term debt	(4,231,674)

Long-term debt, net of current portion	$3,871,593

Note 7.	Capital Lease Obligations

The Company has entered into several leases for computer software and hardware. These leases are accounted for as capital leases.

Future annual minimum lease payments are as follows:

Fiscal Year Ending	Amount

2006	$152,794
2007	145,440
2008	115,581
2009	26,490
2010	—

Total future minimum lease payments	440,305
Less: Amounts representing interest	(55,166)

Present value of future minimum lease payments	385,139
Less: Liabilities held for sale	(79,205)
Less: Current portion of capital lease obligations	(92,334)

Capital lease obligations, net of current portion	$213,600

Note 8.	Operating Leases

The Company leases its treatment facilities and corporate office space under operating leases that expire in various years through 2011. The leases provide for annual operating expense increases. The Company also leases medical equipment under an operating lease that expires in 2006. Annual rental payments related to the Company’s facility leases including discontinued operations totaled $1,998,300 and $1,167,269 for the years ended

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

December 31, 2005 and 2004, respectively. Rental payments related to the Company’s principal office in Roswell, Georgia were offset by approximately $63,000 in rent payments received for the sublease between eClinicalWeb and the Company as a result of the IntegriMED Agreement in June 2005.

Future annual base rental payments under these lease agreements are as follows:

Fiscal Year Ending	Amount

2006	$1,295,690
2007	907,461
2008	621,687
2009	531,163
2010	374,493
Thereafter	160,238

Total future annual base rental payments(1)	$3,890,732

(1)	This total includes base rental payments in the amount of $49,884 related to Memorial Village, which was sold effective January 31, 2006. (See Note 18. Subsequent Events).

Note 9.	Related Party Transactions

On December 15, 2004, and simultaneous with the consummation of the 2004 Mergers, the Company consummated its restructuring transactions, which included issuances of new equity securities for cash and contribution of outstanding debt, and the restructuring of its debt facilities. The Company also completed a one-for-ten reverse stock split, created three new classes of common stock and changed its name. SurgiCare common stock was converted to Orion Class A Common Stock. The Company also created Class B and Class C Common Stock, which were issued in connection with the equity investments and acquisitions.

In connection with the IPS Merger, IPS equityholders and certain IPS debtholders received an aggregate of 4,470,654 shares of the Company’s Class A Common Stock. This number approximately equaled the total number of shares of SurgiCare common stock outstanding on a fully-diluted basis immediately prior to closing the IPS Merger and the other transactions consummated at the Closing.

Orion also acquired DCPS, and MBS. The Company acquired MBS by merging a newly-formed SurgiCare subsidiary with and into MBS, with MBS as the surviving corporation. As a consequence of the merger, MBS became a wholly-owned subsidiary of Orion. DCPS was acquired by the contribution of the units of limited partnership interest in DCPS to Orion, and the limited liability company interests of DCM, which is the general partner of DCPS, were also contributed to Orion. Immediately following the Closing, the interests in DCPS and DCM were transferred to MBS.

In connection with the DCPS/MBS Merger, holders of MBS common stock, DCPS limited partnership interests and DCM limited liability company interests received an aggregate of $3,000,000 in cash, promissory notes of Orion in the aggregate principal amount of $1,000,000 and 1,575,760 shares of the Company’s Class C Common Stock. The purchase price was subject to retroactive increase (including issuance of up to 450,000 additional shares of Class A Common Stock) or decrease based on the financial results of the newly-formed company and its predecessors in 2004 and 2005. Pursuant to the DCPS/MBS Merger Agreement the adjustments were based on whether DCPS and MBS, on a combined basis, meet the EBITDA target of an aggregate of $2 million for the fiscal years ended December 31, 2004 and 2005. Additionally, two of the principal owners of DCPS and MBS, as part of employment agreements executed in connection with the DCPS/MBS Merger were entitled to receive additional payments up to $175,000 each, based on the amount by which EBITDA of DCPS and MBS on a combined basis exceeded $1.2 million for the year ended December 31, 2005. The Company has accrued a liability in the amount of $840,286 as of December 31, 2005 based on these provisions and adjusted the purchase price

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

accordingly. The Company will also issue 285,726 shares of Class A Common Stock as a result of this purchase price adjustment. In addition, 75,758 shares of Orion’s Class A Common Stock were reserved for issuance at the direction of the sellers of the DCPS and MBS equityholders. The shares of Class C Common Stock are convertible into shares of Class A Common Stock.

On December 15, 2004, Orion issued 11,482,261 shares of its Class B Common Stock as part of the Investment Transaction. See Note 3. Acquisitions and Restructuring Transactions, for a description of the Investment Transaction.

The shares received by Brantley IV, Brantley Capital and the other co-investors in the Investment Transaction constituted approximately 69.6% of Orion’s outstanding equity after the Closing, on an as-converted basis. Brantley IV also received the option to purchase shares of Class A Common Stock for cash in an amount up to an aggregate of $3,000,000 after the Closing.

In connection with the Closing, Orion also entered into the Loan and Security Agreement and the Guarantees. See Note 2. Going Concern, for a description of the terms of the Guaranties.

On March 16, 2005 and April 19, 2005, Brantley IV made the First Loan and Second Loan, respectively. See Note 2. Going Concern, for a description of the terms of the First Loan and Second Loan.

Keith G. LeBlanc, as of December 15, 2004, entered into an employment agreement with Orion and became the President of Orion, reporting to its board of directors. He was elected to the Orion board of directors and began serving upon the Closing. As of the Closing, he owned 8,000 shares of Class A Common Stock (0.03% of Orion’s outstanding equity after the Closing on an as-converted basis). The total number of shares beneficially owned by Mr. LeBlanc, including shares issuable upon exercise of unexercised warrants on or prior to May 31, 2005, was 283,903 shares, or approximately 1.05% of the outstanding shares of Class A Common Stock as of the Closing, and shares issuable upon the exercise of such warrants. Mr. LeBlanc’s warrants have an exercise price of $3.20, with the exception of 4,000 warrants, which have an exercise price of $4.50. Effective November 8, 2005, Keith G. LeBlanc resigned his position as president and director of the Company to pursue other interests. Mr. LeBlanc will remain as a consultant to the Company for a period of twelve months. The Company and Mr. LeBlanc executed the Separation Agreement and General Release governing Mr. LeBlanc’s separation benefits and consulting agreement.

Terrence L. Bauer, the former President and Chief Executive Officer of IPS, entered into an employment agreement with Orion and became the Chief Executive Officer of Orion, reporting to its board of directors as of December 15, 2004. He has been elected to the Orion board of directors and began serving upon the Closing. As of immediately prior to the Closing, he owned 200,000 shares (7.1%) of IPS’s common stock, which converted to 13,110 shares of Class A Common Stock, which is approximately 0.05% of Orion’s outstanding equity after the Closing on an as-converted basis.

Stephen H. Murdock, the former Chief Financial Officer of IPS, entered into an employment agreement to become Chief Financial Officer of Orion effective December 15, 2004.

Dennis Cain, the former President of DCPS, entered into an employment agreement to become the Chief Executive Officer of MBS as of December 15, 2004. Pursuant to the DCPS/MBS Merger Agreement, he may have the authority to appoint a member to any advisory board established by the Orion board of directors. As of the Closing, he and his wife together owned, directly and indirectly, 787,880 shares of Class C Common Stock, subject to retroactive adjustment, which, together with 75,758 shares of Class A Common Stock that are to be issued at the direction of either Mr. Cain or Tom M. Smith, are, on an as-converted basis, approximately 3.30% of Orion’s outstanding equity after the Closing.

Tom M. Smith, the former President of MBS, entered into an employment agreement to become the President and Chief Operating Officer of MBS as of December 15, 2004. Pursuant to the DCPS/MBS Merger Agreement, he may have the authority to appoint a member to any advisory board established by the Orion board of directors. As of the Closing, he owned 636,607 shares of Class C Common Stock, subject to retroactive adjustment, which, together

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

with 75,758 shares of Class A Common Stock that are to be issued at the direction of either Mr. Cain or Mr. Smith, are, on an as-converted basis, approximately 2.72% of Orion’s outstanding equity after the Closing.

Orion has entered into agreements to employ Messrs. LeBlanc, Bauer, Murdock, Cain and Smith in the capacities described above. The initial term of each employment agreement is five years. The employment agreements provide that Orion may pay bonuses to the executives upon the attainment of objectives determined by the board of directors. By entering into these employment agreements, the executives agree not to disclose confidential information or engage in an activity that interferes with Orion until the second anniversary of (i) the end of the executive’s employment agreement or (ii) termination of the executive’s employment (“Non-Competition Period”). If an executive’s employment is terminated without cause, the agreements provide for continuation of the executive’s base salary until the expiration of the Non-Competition Period and a minimum bonus of 50% of the average of the bonus payments made to the executive in the two years immediately preceding the termination. All options would also vest at that time. As of December 31, 2005, the Company’s combined base annual salary commitments related to the employment agreements totaled $3,120,000 through 2009.

Paul H. Cascio and Michael J. Finn, each of whom is a director of Orion, are affiliated with Brantley Partners, a private equity firm with offices in Ohio and California. Since the firm’s inception in 1987, it has been a lead investor in over 40 privately held companies in a variety of manufacturing, technology and service industries throughout the United States. Brantley Partners and its affiliates have approximately $300 million of committed capital under management. Mr. Cascio and Mr. Finn are general partners of the general partner of Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. (“Brantley III”) and Brantley IV and limited partners of those funds.

Brantley Capital and Brantley III each held debt of IPS and are party to the Amended and Restated Debt Exchange Agreement dated February 9, 2004, as amended on July 16, 2004 (the “Debt Exchange Agreement”). Pursuant to the Debt Exchange Agreement, Brantley Capital and Brantley III received Class A Common Stock with a fair market value (based on the daily average of the high and low price per share of SurgiCare common stock over the five trading days immediately prior to the Closing) equal to the amount owing to it under its loan to IPS in exchange for contribution of such debt to Orion. Pursuant to the Debt Exchange Agreement, Brantley Capital also received Class A Common Stock with a fair market value (based on the daily average of the high and low price per share of SurgiCare common stock over the five trading days immediately prior to the Closing) equal to the amount of certain accrued dividends owed to it by IPS in exchange for the contribution of such indebtedness, provided that the amount of shares received in respect of such dividends was subject to reduction to the extent necessary to achieve the guaranteed allocation of shares of Class A Common Stock to the holders of IPS common stock and Series B Convertible preferred stock pursuant to the IPS Merger Agreement. The aggregate amount of debt exchanged by the parties to the Debt Exchange Agreement was $4,375,229, which included accrued interest as of the Closing, and $593,100 of debt in respect of accrued dividends.

Brantley Capital and Brantley III previously owned an aggregate of 1,653,000 shares of the Series A-2 convertible preferred stock of IPS with a liquidation preference of approximately $6,705,037, and received 2,312,081 shares of Class A Common Stock pursuant to the IPS Merger Agreement. Such shares were intended to approximate the value of such liquidation preference, but were subject to reduction to the extent necessary to achieve the guaranteed allocation to holders of certain classes of IPS common stock discussed above.

Brantley IV and its co-investors also received the right to register Registrable Shares (as defined below) pursuant to a Registration Rights Agreement, dated as of December 15, 2004, by and among Orion and the investors set forth on Schedule I thereto (the “Registration Rights Agreement”). “Registrable Shares” means the Class A Common Stock currently issued, or issued in the future, to Brantley IV and its permitted transferees (including shares of Class A Common Stock into which shares of Class B Common Stock or other securities of Orion are convertible) other than shares which have been sold pursuant to an effective registration statement or pursuant to a transaction under Rule 144 under the Securities Act.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Pursuant to the Registration Rights Agreement, Brantley IV and its co-investors and/or their permitted transferees, holding at least 50 percent of the Registrable Shares have the right to request that Orion effect the registration on Form S-1 of shares of Class A Common Stock having an anticipated net aggregate offering price of at least $5,000,000. Orion is not required to effect any such registration within six months after the effective date of any such registration statement. Additionally, at any time Orion is eligible to file a registration statement on Form S-3, Brantley IV, and/or its permitted transferees, may request that Orion effect the registration on Form S-3 of Registrable Shares having an anticipated net aggregate offering price of at least $500,000.

At any time Orion otherwise proposes to register any of its equity securities under the Securities Act, Brantley IV and its co-investors and/or their permitted transferees may request the registration of Registrable Shares. However, Orion is not obligated to effect any registration of shares incidental to the registration of Orion Securities in connection with a Form S-8 or a Form S-4 relating to the acquisition or merger, by Orion or Orion’s subsidiaries, of or with any other business.

For one year after the date of the Registration Rights Agreement, the IPS shareholders and certain IPS debtholders and the DCPS/MBS equityholders may request to have the following shares included in registrations pursuant to which Brantley IV and its permitted transferees are registering shares: (i) the shares of Class A Common Stock issued to the IPS shareholders pursuant to the IPS Merger Agreement or to the IPS debtholders pursuant to the Debt Exchange Agreement; and (ii) the shares of Class A Common Stock issued to the DCPS/MBS equityholders pursuant to the DCPS/MBS Merger Agreement (including shares issuable upon conversion of Class C Common Stock).

Brantley IV and its co-investors have registration rights for all of the shares of Class A Common Stock issuable upon conversion of its shares of Class B Common Stock. Initially, this will be approximately 16,033,984 shares but, assuming everything else remains the same, the number of shares of Class A Common Stock as to which Brantley IV and its co-investors have registration rights will continually increase, since the conversion factor for the Class B Common Stock is designed to yield additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock, including the additional investment by the Additional Investors, less the Base Bridge Interest Amount, plus an amount equal to nine percent (9%) per annum on the amount of the original purchase price from time to time outstanding less the Base Bridge Interest Amount, without compounding, from the date the Class B Common Stock was first issued to the date of conversion. Brantley IV and its co-investors and their permitted transferees will also have registration rights for any additional shares of Class A Common Stock (including Class A Common Stock into which other securities of Orion are convertible) issued to them. The third-party beneficiaries will have registration rights for one year with respect to an aggregate of up to approximately 6,122,172 shares of Class A Common Stock. If the registration rights are exercised and the underlying shares are offered or sold, Orion’s stock price could decline.

As of the Closing, Brantley IV and its co-investors, including Brantley Capital, owned shares of Class B Common Stock and Brantley III and Brantley Capital owned shares of Class A Common Stock. By virtue of their affiliations with Brantley III, Brantley IV, Brantley Capital and Brantley Capital Management, L.L.C., Messrs. Cascio and Finn may be deemed to have a pecuniary interest in the shares of Class B Common Stock held by Brantley IV and Brantley Capital and the shares of Class A Common Stock held by Brantley Capital and Brantley III, which together initially represented approximately 57.3% of Orion’s outstanding equity after the Closing on an as-converted basis, and on an unconverted basis approximately 51.9% of the outstanding voting power of Orion. Assuming everything else remains the same, the percentage interest of Brantley IV and Brantley Capital upon conversion will continually increase, since the conversion factor for the Class B Common Stock is designed to yield additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock, including the additional investment by the Additional Investors, less the Base Bridge Interest Amount, plus an amount equal to nine percent

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

(9%) per annum on the amount of the original purchase price less the Base Bridge Interest Amount, without compounding, from the date the Class B Common Stock was first issued to the date of conversion.

Orion entered into a stockholders agreement with Brantley III, Brantley IV and Brantley Capital, pursuant to which each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of the board of directors of Orion one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital.

Note 10.	Income Taxes

The Company’s income tax provision consisted of the following:

	2005	2004
Current:
Federal	—	—
State	—	—
Deferred:
Federal	—	(201,594)
State	—	(419,383)

Total income tax provision	—	(620,977)

Significant components of the Company’s net deferred tax assets and liabilities are as follows:

	Years ended December 31,
	2005	2004
Deferred tax liabilities:
Intangibles	$(2,839,193)	$(7,606,686)
Accrual to cash conversion	—	(221,582)
Depreciation	22,400	28,847

Total deferred tax liabilities	(2,816,793)	(7,799,421)
Deferred tax assets:
Net operating loss — Federal and State	10,842,488	8,791,320
Allowance for bad debts	344,869	357,810
Impairment of intangibles	—	267,872
Other	8,174	8,772

Total deferred tax assets	11,195,531	9,425,774

Total net deferred tax assets	8,378,738	1,626,353
Valuation allowance	(8,378,738)	(2,247,330)

Net deferred tax assets	$—	$(620,977)

Based on uncertainties associated with the future realization of the deferred tax assets, the Company established a valuation allowance for the entire amount of net deferred tax assets of $8,378,738 and $2,247,330, as of December 31, 2005 and 2004, respectively. The 2005 increase in valuation allowance is due to the increase in deferred tax assets net of the tax effect of the impairment of intangibles.

A reconciliation from the statutory federal income tax rate to the income tax expense from continuing operations is as follows for the years ended December 31, 2005 and 2004:

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

	2005	2004

Federal benefit at statutory rate	$(6,791,387)	$(2,144,801)
State income tax benefit, net of Federal benefit at statutory rate	(938,502)	(236,201)
Nondeductible writeoffs and amortization of intangible assets	1,199,120	175,402
Other	21,203	(41,730)
Change in valuation allowance	6,509,566	2,247,330

Tax expense (Benefit)	$—	$—

At December 31, 2005, the Company had net operating loss carryforwards of approximately $28,530,000 (federal), which will begin to expire in the year 2011 and $28,540,000 (state), which will begin to expire in the year 2006. As a result of the acquisitions and restructuring transactions, the Company has undergone an ownership change and the utilization of the tax net operating losses are subject to potential limitations pursuant to Internal Revenue Code section 382. These limitations could reduce the amount of the net operating loss carryforwards utilized in the future. Furthermore, the ultimate utilization of the carryforwards is dependent upon the timing and extent of the Company’s future profitability. The annual limitations combined with the expiration date of the carryforwards may prevent the utilization of the carryforwards.

Note 11.	Preferred Stock

On December 15, 2004, as part of the acquisitions and restructuring transactions described in Note 3. Acquisitions and Restructuring Transactions, the Company created two new classes of common stock and one new class of preferred stock. Pursuant to the Form 8A that was filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2004, the Company is authorized to issue 20,000,000 shares of preferred stock, par value $0.001 (the “Preferred Stock”). Subject to the limitations prescribed by law and the provisions of the Company’s Certificate of Incorporation, the board of directors is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such number of shares, voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock, the holders of the common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Company.

Also on December 15, 2004, all of IPS’s outstanding convertible preferred stock, including accrued and unpaid dividends, was converted to common stock and exchanged for shares of Orion as described in Note 3. Acquisitions and Restructuring Transactions.

There is no Preferred Stock issued and outstanding as of December 31, 2005.

Note 12.	Segment Reporting

The following table summarizes key financial information, by reportable segment, as of and for the years ended December 31, 2005 and 2004, respectively:

	2005
	IPS	MBS	Total

Net operating revenues	$19,189,962	$9,979,232	$29,169,194
Income from continuing operations	1,064,659	548,571	1,613,230
Depreciation and amortization	463,068	1,148,173	1,611,241
Total assets	8,955,214	10,532,449	19,487,663

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

	2004
	IPS	MBS	Total

Net operating revenues	$16,928,348	$426,359	$17,354,707
Income (loss) from continuing operations	888,354	(32,021)	856,333
Depreciation and amortization	445,325	45,946	491,271
Total assets	9,794,461	10,678,982	20,473,443

The following schedules provide a reconciliation of the key financial information by reportable segment to the consolidated totals found in Orion’s consolidated balance sheets and statements of operations as of and for the years ended December 31, 2005 and 2004, respectively:

	2005	2004
	(Restated)	(Restated)

Net operating revenues:
Total net operating revenues for reportable segments	$29,169,194	$17,354,707
Corporate revenues	395,691	228,230

Total consolidated net operating revenues	$29,564,885	$17,582,937

Loss from continuing operations:
Total loss from continuing operations for reportable segments	$1,613,230	$856,333
Extraordinary gain	—	2,427,938
Corporate overhead	(6,934,802)	(3,445,940)

Total consolidated loss from continuing operations	$(5,321,572)	$(161,669)

Depreciation and amortization:
Total depreciation and amortization for reportable segments	$1,611,241	$491,271
Corporate depreciation and amortization	1,206,801	160,460

Total consolidated depreciation and amortization	$2,818,042	$651,731

Total assets:
Total assets for reportable segments	$19,487,663	$20,473,443
Corporate assets	1,654,269	1,996,223
Assets held for sale or related to discontinued operations(1)	975,839	19,896,654

Total consolidated assets	$22,117,770	$42,366,320

(1)	The balance at December 31, 2004 includes $14,477,085 of intangible assets and goodwill that were impaired or written off in 2005.

Note 13.	Discontinued Operations

Heart Center.  On September 19, 2003, IPS entered into a Settlement Agreement (the “Heart Center Settlement”) with Dr. Jane Kao (“Dr. Kao”) and the Heart Center to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the Heart Center Settlement, Dr. Kao, the Heart Center and IPS agreed that, until December 31, 2004, each party would conduct their operations under the terms established by the MSA between IPS and the Heart Center. Additionally, among other provisions, after December 31, 2004, Dr. Kao, the Heart Center and IPS were released from any further obligation to each other arising from any previous agreement, and Dr. Kao purchased the accounts receivable related to the Heart Center and IPS terminated its ownership and management agreement with the Heart Center. The operations of this component are

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

reflected in the Company’s consolidated statements of operations as ’loss from operations of discontinued components’ for the year ended December 31, 2004. IPS recorded a loss on disposal of this discontinued component of $12,366 for the year ended December 31, 2004. There were no operations for this component in Company’s financial statements in 2005.

The following table contains selected financial statement data related to the Heart Center as of and for the year ended 2004.

2004

Income statement data:
Net operating revenues	$2,275,890
Operating expenses	2,130,379

Net income	$145,511

Balance sheet data:
Current assets	$—
Other assets	—

Total assets	$—

Current liabilities	$3,953
Other liabilities	—

Total liabilities	$3,953

Bellaire SurgiCare.  As of the Closing, the Company’s management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it was determined that the expected case volume increases were not going to be realized. On March 1, 2005, the Company closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. The Company tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, the Company recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004. The Company also recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $163,049 for the quarter ended March 31, 2005. The operations of this component are reflected in the Company’s consolidated statements of operations as ’loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component after March 31, 2005.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table contains selected financial statement data related to Bellaire SurgiCare as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$161,679	$23,123
Operating expenses	350,097	129,430

Net loss	$(188,418)	$(106,307)

Balance sheet data:
Current assets	$—	$284,192
Other assets	—	395,997

Total assets	$—	$680,189

Current liabilities	$—	$583,580
Other liabilities	—	39,689

Total liabilities	$—	$623,269

CARDC.  On April 1, 2005, IPS entered into the CARDC Settlement with Dr. Bradley E. Chipps, M.D. and CARDC to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC, in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of the CARDC dispute, the Company recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004. The Company also recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $506,625 for the quarter ended March 31, 2005. For the quarter ended June 30, 2005, the Company reduced the gain on disposal of this discontinued component by $238,333 as the result of post-settlement adjustments related to the reconciliation of balance sheet accounts. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in the Company’s financial statements after March 31, 2005.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table contains selected financial statement data related to CARDC as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$848,373	$3,210,158
Operating expenses	809,673	3,056,258

Net income	$38,700	$153,900

Balance sheet data:
Current assets	$—	$237,367
Other assets	—	9,971

Total assets	$—	$247,338

Current liabilities	$—	$233,711
Other liabilities	—	—

Total liabilities	$—	$233,711

IntegriMED.  On June 7, 2005, as described in Note 1., Organization and Accounting Policies, under the caption “Description of Business — Integrated Physician Solutions,” IPS executed an Asset Purchase Agreement with eClinicalWeb to sell substantially all of the assets of IntegriMED. As a result of this transaction, the Company recorded a loss on disposal of this discontinued component of $47,101 for the quarter ended June 30, 2005. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in the Company’s financial statements after June 30, 2005.

The following table contains selected financial statement data related to IntegriMED as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$191,771	$258,673
Operating expenses	899,667	1,710,891

Net loss	$(707,896)	$(1,452,218)

Balance sheet data:
Current assets	$—	$443,120
Other assets	—	62,575

Total assets	$—	$505,695

Current liabilities	$—	$571,766
Other liabilities	—	—

Total liabilities	$—	$571,766

TASC and TOM.  On June 13, 2005, the Company announced that it had accepted an offer to purchase its interests in TASC and TOM in Dover, Ohio. These transactions, which were consummated on September 30, 2005, were deemed to be effective as of October 1, 2005, and are described in greater detail in Note 1. Organization and Accounting Policies, under the caption “Description of Business — Ambulatory Surgery Center Business.” As a result of these transactions, as well as the uncertainty of future cash flows related to the Company’s surgery center

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

business, the Company determined that the joint venture interests associated with TASC and TOM were impaired and recorded a charge for impairment of intangible assets related to TASC and TOM of $2,122,445 for the three months ended June 30, 2005. As a result of these transactions, the Company recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $1,357,712 for the quarter ended December 31, 2005. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to TASC and TOM totaled $789,173 and reduced the gain on disposal. In early 2006, the Company was notified by Union that it was exercising its option to terminate the management services agreements of TOM and TASC as of March 12, 2006 and April 3, 2006, respectively. As a result, the Company recorded a charge for impairment of intangible assets of $1,021,457 for the three months ended December 31, 2005 related to the TASC and TOM management services agreements. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in the Company’s financial statements after September 30, 2005.

The following table contains selected financial statement data related to TASC and TOM as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$2,408,156	$177,761
Operating expenses	2,458,234	123,551

Net income (loss)	$(50,078)	$54,210

Balance sheet data:
Current assets	$—	$772,035
Other assets	—	1,632,949

Total assets	$—	$2,404,984

Current liabilities	$—	$779,684
Other liabilities	—	724,563

Total liabilities	$—	$1,504,247

Sutter.  On October 31, 2005, IPS executed the Sutter Settlement with Dr. Sutter to settle disputes that had arisen between IPS and Dr. Sutter and to avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with Dr. Sutter’s practice, in exchange for termination of the MSA between IPS and Dr. Sutter. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of this transaction, the Company recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets of $38,440 recorded in the fourth quarter of 2005) of $279 for the quarter ended December 31, 2005. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively. There were no operations for this component in the Company’s financial statements after October 31, 2005.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table contains selected financial statement data related to Sutter as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$356,351	$434,063
Operating expenses	347,643	421,352

Net income	$8,708	$12,711

Balance sheet data:
Current assets	$—	$112,920
Other assets	—	15,296

Total assets	$—	$128,216

Current liabilities	$—	$9,806
Other liabilities	—	—

Total liabilities	$—	$9,806

Memorial Village.  As a result of the uncertainty of future cash flows related to the Company’s surgery center business as well as the transactions involving TASC and TOM, the Company determined that the joint venture interest associated with Memorial Village was impaired and recorded a charge for impairment of intangible assets related to Memorial Village of $3,229,462 for the three months ended June 30, 2005. In November 2005, the Company decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for the Company’s equity interests in Memorial Village or close the facility. In preparation for this pending transaction, the Company tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to sell or close Memorial Village, as well as the uncertainty of cash flows related to the Company’s surgery center business, the Company recorded an additional charge for impairment of intangible assets of $1,348,085 for the three months ended September 30, 2005. As described in Note 18. Subsequent Events, effective January 31, 2006, the Company executed an Asset Purchase Agreement to sell substantially all of the assets of Memorial Village. Pursuant to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the assets and liabilities of Memorial Village have been reclassified as assets held for sale and liabilities held for sale on the Company’s consolidated balance sheet as of December 31, 2005. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to Memorial Village totaled $2,005,383. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the twelve months ended December 31, 2005 and 2004, respectively.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table contains selected financial statement data related to Memorial Village as of and for the twelve months ended December 31, 2005 and 2004, respectively:

	2005	2004

Income statement data:
Net operating revenues	$1,490,799	$112,994
Operating expenses	2,966,860	90,966

Net income (loss)	$(1,476,061)	$22,028

Balance sheet data:
Other current assets	$152,856	$243,321
Property and equipment, net	430,244	739,810

Total assets held for sale	$583,100	$983,131

Capital lease obligation	79,206	55,939

Total liabilities held for sale	$79,206	$55,939

San Jacinto.  As described in Note 18. Subsequent Events, effective March 1, 2006, the Company executed an Asset Purchase Agreements to sell substantially all of the assets of San Jacinto, which is 10% owned by Baytown SurgiCare, Inc., a wholly owned subsidiary of the Company and is not consolidated in the Company’s financial statements. As a result of the uncertainty of future cash flows related to the Company’s surgery center business, and in conjunction with the transactions involving TASC and TOM, the Company determined that the joint venture interest associated with San Jacinto was impaired and recorded a charge for impairment of intangible assets related to San Jacinto of $734,522 for the three months ended June 30, 2005. The Company also recorded an additional $2,113,262 charge for impairment of intangible assets for the three months ended September 30, 2005 related to the management contracts with San Jacinto. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill for the quarter ended December 31, 2005. The loss on write-down of goodwill related to San Jacinto totaled $694,499.

Orion.  Prior to the divestiture of the Company’s ambulatory surgery center business, the Company recorded management fee revenue, which was eliminated in the consolidation of the Company’s financial statements, for Bellaire SurgiCare, TASC and TOM and Memorial Village. The management fee revenue for San Jacinto was not eliminated in consolidation. The management fee revenue associated with the discontinued operations in the surgery center business totaled $407,595 for the year ended December 31, 2005. Additionally, the Company recorded equity in the earnings of San Jacinto in the amount of $43,273 for the twelve months ended December 31, 2005, while sustaining a minority interest loss in TOM of $93,802 for the same period. For the year ended December 31, 2004, the Company generated management fee revenue of $15,219, a minority interest loss in Memorial Village of $51,800 and equity in the earnings of San Jacinto totaling $1,169. For the quarters ended June 30, 2005 and December 31, 2005, the Company recorded a charge for impairment of intangible assets of $276,420 and $142,377, respectively, related to trained work force and non-compete agreements affected by the surgery center operations the Company discontinued in 2005 and early 2006. Pursuant to SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the long-term investment in San Jacinto and the distributions due to the limited partners of San Jacinto have been reclassified as assets and liabilities held for sale on the Company’s consolidated balance sheet as of December 31, 2005.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table summarizes the components of loss from operations of discontinued components:

	2005	2004
	(Restated)	(Restated)

Heart Center
Net income	$—	$145,511
Loss on disposal	—	(12,366)
Bellaire SurgiCare
Net loss	(188,418)	(106,308)
Loss on disposal	(163,049)	(4,090,555)
CARDC
Net income	38,700	153,900
Gain (loss) on disposal	268,292	(704,927)
IntegriMED
Net loss	(707,896)	(1,452,218)
Loss on disposal	(47,101)	—
TASC and TOM
Net income (loss)	(50,079)	54,210
Loss on disposal	(2,575,363)	—
Sutter
Net income	8,708	12,711
Loss on disposal	(38,719)	—
Memorial Village
Net income (loss)	(1,476,061)	22,028
Loss on disposal	(6,582,930)	—
San Jacinto
Loss on disposal	(3,542,283)	—
Orion
Net loss	(61,730)	(35,412)

Total loss from operations of discontinued components, including net loss on disposal	$(15,117,929)	$(6,013,426)

Note 14.	Warrants and Options

Transactions with Other Than Employees

The Company accounts for equity instruments issued to non-employees based on the fair value of the equity instruments issued.

In 2005, the Company did not issue any warrants.

In 2004, the Company issued warrants as follows:

Number of	Exercise	Expiration	In connection
Shares	Price	Date	With

25,000	$0.01	December 15, 2009	Merger
100,000	$2.80	December 15, 2009	Merger

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table contains information regarding warrants for the years ended December 31, 2005 and 2004, respectively:

	2005		2004
	Warrants	Price per Share	Warrants	Price per Share

Outstanding on January 1	314,055	$0.01 - 10.00	273,568	$0.10 - 30.00
Issued	—		125,000	$0.01 - $2.80
Exercised	—		(5,214)	$3.50
Cancelled	—		(79,299)	$3.50 - 30.00

Outstanding on December 31	314,055	$0.01 - 10.00	314,055	$0.01 - 10.00

Weighted average exercise price	$4.43		$4.43
Weighted average fair value of warrants granted during the year	—		$1.68
Weighted average remaining life of warrants at December 31	2.27 years		2.97 years

The fair value of the warrants at date of issuance was estimated using the Black-Scholes Model with the following weighted average assumptions:

	2005	2004

Risk-free interest rate	N/A	3.00%
Expected life	N/A	5.0 years
Expected dividends	N/A	None
Expected volatility	N/A	50%

Transactions with Employees and Directors

The Company accounts for its employee stock options under APB 25, “Accounting for Stock Issued to Employees,” for which no compensation expense is recognized for employee stock options if there is no intrinsic value at the date of grant.

In October 2001, the Company established a stock option plan, which authorized 140,000 shares of common stock (1,400,000 shares after giving effect for the reverse stock split) to be made available through an incentive program for employees. The options are granted at an exercise price equal to the fair market value of the common stock at the date of grant. The options have a ten-year term. No options were granted under this plan in 2004 or 2003.

In December 2004, the Company adopted the 2004 Incentive Plan, which provides for issuance of up to 2.2 million shares of Class A Common Stock. On June 17, 2005, the Company granted 1,357,000 stock options to certain employees, officers, directors and former directors of the Company under the 2004 Incentive Plan, as amended. In the third quarter of 2005, stock options totaling 360,000 to certain employees were cancelled as a result of staff reductions related to the consolidation of corporate functions duplicated at the Company’s Houston, Texas and Roswell, Georgia facilities. On August 31, 2005, the Company granted 650,000 restricted stock units to certain officers of the Company. No options were granted under the 2004 Incentive Plan in 2004.

The purpose of the 2004 Incentive Plan is to advance the interests of Orion and its affiliated companies by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below.

No Incentive Stock Options (“ISOs”) may be granted under the 2004 Incentive Plan after the date that is ten years after the plan is adopted, although ISOs granted before such date may extend beyond that date. A maximum of 2.2 million shares of Class A Common Stock may be delivered in satisfaction of awards made under the 2004

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Incentive Plan. For purposes of the preceding sentence, shares that have been forfeited in accordance with the terms of the applicable award and shares held back in satisfaction of the exercise price or tax withholding requirements from shares that would otherwise have been delivered pursuant to an award shall not be considered to have been delivered under the 2004 Incentive Plan. Also, the number of shares delivered under an award shall be determined net of any previously acquired shares tendered by the participant in payment of the exercise price or of withholding taxes.

The maximum number of shares of Class A Common Stock for which stock options may be granted to any person in any calendar year and the maximum number of shares of Class A Common Stock subject to stock appreciation rights, or “SARs”, granted to any person in any calendar year will each be 1,000,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be, to the extent paid in shares, 1,000,000 shares, and, to the extent paid in cash, $1 million. However, stock options and SARs that are granted with an exercise price that is less than the fair market value of the underlying shares on the date of the grant will be subject to both of the limits imposed by the two preceding sentences. These limitations will be construed in a manner consistent with Section 162(m) of the Internal Revenue Code, as amended.

In the event of a stock dividend, stock split or other change in our capital structure, the administrator of the plan will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2004 Incentive Plan and to preserve the value of awards.

The following table contains information regarding options and restricted stock units for the years ended December 31, 2005 and 2004, respectively:

	2005		2004
	Options and		Options and
	Restricted Stock		Restricted Stock
	Units	Price per Share	Units	Price per Share

Outstanding on January 1	575,786	$3.20 - 20.05	691,858	$3.20 - 20.05
Issued	2,007,000	$0.84 - 20.05	—
Exercised	—		—
Forfeited	(386,494)	$0.84 - 20.05	(116,072)	$3.20 - 20.05

Outstanding on December 31	2,196,292	$0.84 - 20.05	575,786	$3.20 - 20.05

Exercisable on December 31	574,292		501,433

Weighted average exercise price
Outstanding	$1.48		$4.39
Exercisable	$4.23		$4.57
Weighted average remaining life at December 31
Outstanding	5.93 years		7.65 years
Exercisable	6.66 years		7.62 years

Note 15.	401(k) Plan

IPS has an employee benefit plan under Section 401(k) of the Internal Revenue Code for all eligible employees. Participants are permitted to defer compensation up to the dollar limitation as defined by the IRS for the taxable year. On discretionary basis, IPS may match up to 100% of the non-highly compensated employee’s deferrals, as long as the total of the employee’s deferrals and employer match contribution combined do not exceed

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

25% of their income. The amount of any employer matching contribution or maximum contribution cap shall be determined annually on a location-by-location basis. IPS’s contributions vest 33 1/3% after 2 years of service, 66 2/3% after 3 years of service, and 100% after 4 years of service. IPS contributed approximately $61,346 and $57,060 in match contributions in 2005 and 2004, respectively.

In 2004 and 2005, the Company had an employee benefit plan under Section 401(k) of the Internal Revenue Code for all eligible employees. Participants are permitted to defer compensation up to the dollar limitation as defined by the IRS for the taxable year. On a discretionary basis, the Company could make a match equal to a uniform percentage of the employees’ salary deferrals that did not exceed 3% of the employees’ compensation. The Company’s contributions vest 20% after one year of service and 20% each year thereafter, being fully vested after five years of service. The Company did not make a matching contribution to the plan in 2005 or 2004.

In 2004, MBS had an employee benefit plan under Section 401(k) of the Internal Revenue Code for all eligible employees. This plan is a “safe harbor 401(k) plan, which means that MBS can make a safe harbor contribution equal to 100% of each employee deferral that does not exceed 3% of the employee’s compensation plus 50% of employee salary deferrals between 3% and 5% of the employee’s compensation. This safe harbor matching contribution is fully vested and is referred to as a basic matching contribution. Participants are permitted to defer compensation up to the dollar limitation as defined by the IRS for the taxable year. MBS may make a matching contribution equal to a uniform percentage of the employees’ salary deferrals, which percentage would be determined each year. On a discretionary basis, MBS may make a profit sharing contribution. MBS’s contributions vest 20% after two years of service, and 20% each year thereafter, being fully vested after six years of service. MBS did not make a matching contribution or profit sharing contribution to the plan during 2004. Concurrent with the DCPS/MBS Merger, the assets of MBS’s employee benefit plan were frozen. Effective in March 2005, all eligible MBS employees were transferred to SurgiCare’s employee benefit plan.

Effective January 1, 2006, the assets of the employee benefits plans of IPS, the Company and MBS were liquidated and transferred into one employee benefit plan under Section 401(k) of the Internal Revenue Code for all eligible employees of Orion HealthCorp, Inc.

Note 16.	Litigation

On January 1, 1999, IPS acquired Children’s Advanced Medical Institutes, Inc. (“CAMI”) in a merger transaction. On that same date, IPS began providing management services to the Children’s Advanced Medical Institutes, P.A. (the “P.A.”), an entity owned by the physicians affiliated with CAMI. The parties’ rights and obligations were memorialized in a merger agreement, a management services agreement and certain other agreements. On February 7, 2000, the P.A., certain physicians affiliated with the P.A., and the former shareholders of CAMI filed suit against IPS in the U.S. District Court for the Northern District of Texas, Dallas Division, Civil Action File No. 3-00-CV-0536-L. On May 9, 2001, IPS (which was formerly known as Pediatric Physician Alliance, Inc.) filed suit against the P.A., certain physicians who were members of the P.A., and Patrick Solomon as Escrow Agent of CAMI. The case was filed in the U.S. District Court for the Northern District of Texas, Dallas Division, Civil Action File No. 3-01CV0877-L. In their complaint, the P.A., the former shareholders of CAMI and the physicians seek a claim against IPS for approximately $500,000 (which includes interest and attorneys’ fees). IPS asserted a claim against the physicians for over $5,000,000 due to the overpayments and their alleged breach of the agreements. An arbitration hearing was held on the claim filed by the former shareholders of CAMI in January 2004, and the Arbitrator issued an award against IPS. The U.S. District Court confirmed the award in the amount of $548,884 and judgment was entered. IPS has accrued approximately $540,000 for possible losses related to this claim. On June 1, 2005, IPS and the physicians executed a settlement agreement under which $300,000 of the judgment was paid to the physicians with the remaining amount of the judgment being returned to IPS. All claims asserted in the lawsuit and arbitration were dismissed with prejudice.

On October 5, 2004, Orion’s predecessor, SurgiCare, was named as a defendant in a suit entitled Shirley Browne and Bellaire Anesthesia Management Consultants, Inc. (“BAMC”) v. SurgiCare, Inc., Bellaire SurgiCare,

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

Inc., Sherman Nagler, Jeffrey Penso, and Michael Mineo, in the 152nd Judicial District Court of Harris County, Texas, Cause No. 2004-55688. The dispute arises out of the for cause termination of BAMC’s exclusive contract to provide anesthesia services to Bellaire SurgiCare, Inc. Ms. Browne had filed a charge of discrimination with the EEOC on February 6, 2004, claiming that she was terminated in retaliation for having previously complained about discriminatory treatment and a hostile work environment. She claimed she had been discriminated against based on her sex, female, and retaliated against in violation of Title VII. The Company denied Ms. Browne’s allegations of wrongdoing. The EEOC declined to institute an action and issued a right to sue letter, which prompted the lawsuit. The parties have reached a final settlement, which was accrued for as of September 30, 2005 and paid on December 27, 2005, on all matters for dismissal of all claims.

On July 12, 2005, Orion was named as a defendant in a suit entitled American International Industries, Inc. vs. Orion HealthCorp, Inc., previously known as SurgiCare, Inc., Keith G. LeBlanc, Paul Cascio, Brantley Capital Corporation, Brantley Venture Partners III, L.P., and Brantley Partners IV, L.P. in the 80th Judicial District Court of Harris County, Texas, Cause No. 2005-44326. This case involves allegations that the Company made material and intentional misrepresentations regarding the financial condition of the parties to the acquisition and restructuring transactions effected on December 15, 2004 for the purpose of inducing American International Industries, Inc. (“AII”) to convert its SurgiCare Class AA convertible preferred stock (“Class AA Preferred Stock”) into shares of Orion Class A Common Stock. AII asserts that the value of its Class A Common Stock of Orion has fallen as a direct result of the alleged material misrepresentations by the Company. AII is seeking actual damages of $3,800,000, punitive damages of $3,800,000, and rescission of the agreement to convert the Class AA Preferred Stock into Class A Common Stock. The Company and the other defendants filed an Answer denying the allegations set forth in the Complaint.

In addition, the Company is involved in various other legal proceedings and claims arising in the ordinary course of business. The Company’s management believes that the disposition of these additional matters, individually or in the aggregate, is not expected to have a materially adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the Company’s future results of operations or cash flows in a particular period.

Note 17.	Commitments

Effective December 15, 2004, the Company entered into employment agreements with key executives. The initial terms of the agreements are five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. If the key executives are terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of the key executive’s employment with the Company. All equity incentives, including stock options, warrants and restricted stock units, would also vest at that time. As of December 31, 2005, the Company’s combined base annual salary commitments related to the employment agreements totaled $3,120,000 through 2009.

Additionally, on November 9, 2005, the Company announced that Keith G. LeBlanc had resigned his position as president and director of the Company to pursue other interests. Mr. LeBlanc will remain as a consultant to the Company for a period of twelve months. The Company and Mr. LeBlanc executed the Separation Agreement governing Mr. LeBlanc’s separation benefits and consulting agreement. Salaries and benefits expense in 2005 included an accrual of $484,520 for separation benefits related to the Separation Agreement.

Note 18.	Subsequent Events

On January 12, 2006, the Company was notified by Union that it was exercising its option to terminate the TOM MSA as of March 12, 2006. In 2005, management fee revenue related to TOM was $38,837.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

On February 3, 2006, the Company was notified by Union that it was exercising its option to terminate the TASC MSA as of April 3, 2006. In 2005, management fee revenue related to TASC was $95,846.

On February 8, 2006, Memorial Village executed an Asset Purchase Agreement (the “Memorial Agreement”) for the sale of substantially all of its assets to First Surgical Memorial Village, L.P. (“First Surgical”). Memorial Village is approximately 49% owned by Town & Country SurgiCare, Inc., a wholly owned subsidiary of Orion. The Memorial Agreement was deemed to be effective as of January 31, 2006.

The property sold by Memorial Village to First Surgical (hereinafter collectively referred to as the “Memorial Acquired Assets”) included the equipment, inventory, goodwill, contracts, leasehold improvements, equipment leases, books and records, permits and licenses and other personal property owned by Memorial Village and used in the operation of Memorial Village’s business. The Memorial Acquired Assets did not include any of the following: accounts receivable, cash and cash equivalents, marketable securities, insurance policies, prepaid expenses, deposits with utility and/or service providers, shares of corporations, real estate owned by Memorial Village, or liabilities, other than those expressly assumed by the First Surgical in the Agreement.

As consideration for the Memorial Acquired Assets, Memorial Village received a total purchase price of $1,100,000, of which Orion received approximately $815,000 after payment of certain legal and other post-closing expenses. The proceeds received by Orion consisted of the following amounts:

i. Approximately $677,000 representing the principal amount of a note payable owed to Orion from Memorial Village;

ii. Approximately $99,000 representing Orion’s pro-rata share of the net proceeds after payment of certain legal and other post-closing expenses; and

iii. A reserve fund of approximately $39,000, pending approval of the assumption of certain capital leases by First Surgical.

On March 1, 2006, San Jacinto, executed an Asset Purchase Agreement (the “San Jacinto Agreement”) for the sale of substantially all of its assets to San Jacinto Methodist Hospital (“Methodist”). San Jacinto is approximately 10% owned by Baytown SurgiCare, Inc., a wholly owned subsidiary of Orion.

The property sold by San Jacinto to Methodist (hereinafter collectively referred to as the “San Jacinto Acquired Assets”), included the leasehold title to real property, together with all improvements, buildings and fixtures, all major, minor or other equipment, all computer equipment and hardware, furniture and furnishings, inventory and supplies, current financial, patient, credentialing and personnel records, interest in all commitments, contracts, leases and agreements outstanding in respect to San Jacinto, to the extent assignable, all licenses and permits held by San Jacinto, all patents and patent applications and all logos, names, trade names, trademarks and service marks, all computer software, programs and similar systems owned by or licensed to San Jacinto, goodwill and all interests in property, real, personal and mixed, tangible and intangible acquired by San Jacinto prior to March 1, 2006. The San Jacinto Acquired Assets did not include any of the following: restricted and unrestricted cash and cash equivalents, marketable securities, certificates of deposit, bank accounts, temporary investments, accounts receivable, notes receivable intercompany accounts of San Jacinto, and all commitments, contracts, leases and agreements other than those expressly assumed by Methodist in the San Jacinto Agreement.

As consideration for the San Jacinto Acquired Assets, San Jacinto received a total purchase price of $5,500,000, of which Orion received a net amount of approximately $598,000. The proceeds received by Orion consisted of the following amounts:

i. Approximately $450,000 representing Orion’s pro-rata share of the net proceeds; and

ii. Approximately $148,000 representing the principal and interest amounts of a note payable owed to Orion from San Jacinto.

Orion HealthCorp, Inc.

Notes to Consolidated Financial Statements — (Continued)

As part of the closing of the Agreement, Orion was obligated to make payments, totaling $607,000, from its portion of the proceeds as follows:

i. Approximately $357,000 representing distributions due to the limited partners of San Jacinto for cash collections previously received by Orion, and payment of accounts payable and other expenses; and

ii. Approximately $250,000 to CIT, which represents repayment of the obligations related to San Jacinto under the Loan and Security Agreement.

As of March 13, 2006, the Company has retired approximately $778,000 of debt at a discounted price of $112,500.

Note 19. Restatement of Financial Statements

On November 1, 2006, the Company received comments from the Staff of the SEC in connection with their review of the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on September 11, 2006. In connection with the receipt of these comments, the Company determined that the Company’s presentation of the “charge for impairment of intangible assets” in continuing operations rather than in discontinued operations was inconsistent with the guidelines set forth under SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Accordingly, the Company’s historical consolidated statements of operations and statements of cash flows for the years ended December 31, 2005 and 2004 have been restated to reflect the reclassification of the “charge for impairment of intangible assets” of $11,462,470 and $4,795,482, respectively, from continuing operations to discontinued operations. The reclassification had no effect on the consolidated net income or cash flows of the Company for the periods presented.

Annex K

ORION HEALTHCORP, INC.

K-i

Orion HealthCorp, Inc.

Consolidated Condensed Balance Sheets

	June 30,	December 31,
	2006	2005
	(Unaudited)

Current assets
Cash and cash equivalents	$328,923	$298,807
Accounts receivable, net	2,329,863	2,798,304
Inventory	170,385	206,342
Prepaid expenses and other current assets	619,853	715,671
Assets held for sale	—	975,839

Total current assets	3,449,024	4,994,963

Property and equipment, net	639,617	741,966

Other long-term assets
Intangible assets, excluding goodwill, net	13,094,246	13,797,714
Goodwill	2,490,695	2,490,695
Other assets, net	64,043	92,432

Total other long-term assets	15,648,984	16,380,841

Total assets	$19,737,625	$22,117,770

Current Liabilities
Accounts payable and accrued expenses	$5,395,519	$6,738,278
Other current liabilities	—	25,000
Current portion of capital lease obligations	92,129	92,334
Current portion of long-term debt	3,439,897	4,231,674
Liabilities held for sale	—	452,027

Total current liabilities	8,927,545	11,539,313

Long-term liabilities
Capital lease obligations, net of current portion	168,105	213,600
Long-term debt, net of current portion	3,794,972	3,871,593
Minority interest in partnership	—	35,000

Total long-term liabilities	3,963,077	4,120,193

Commitments and contingencies	—	—
Stockholders’ equity
Preferred stock, par value $0.001; 20,000,000 shares authorized; no shares issued and outstanding	—	—
Common Stock, Class A, par value $0.001; 70,000,000 shares authorized, 12,713,776 and 12,428,042 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	12,713	12,428
Common Stock, Class B, par value $0.001; 25,000,000 shares authorized, 10,448,470 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	10,448	10,448
Common Stock, Class C, par value $0.001; 2,000,000 shares authorized, 1,437,572 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	1,438	1,438
Additional paid-in capital	57,025,443	56,928,016
Accumulated deficit	(50,164,721)	(50,455,748)
Treasury stock — at cost; 9,140 shares	(38,318)	(38,318)

Total stockholders’ equity	6,847,003	6,458,264

Total liabilities and stockholders’ equity	$19,737,625	$22,117,770

The accompanying notes are an integral part of these consolidated condensed financial statements.

Orion HealthCorp, Inc.

Consolidated Condensed Statements of Operations

	For the Three Months
	Ended June 30,
	2006	2005
	(Unaudited)	(Unaudited)
		(Restated)

Net operating revenues	$6,931,714	$7,651,291
Operating expenses
Salaries and benefits	2,773,316	3,156,954
Physician group distribution	1,920,041	2,270,672
Facility rent and related costs	390,890	430,259
Depreciation and amortization	408,930	843,979
Professional and consulting fees	361,044	516,079
Insurance	158,121	228,768
Provision for doubtful accounts	140,396	298,326
Other expenses	1,134,022	1,240,771

Total operating expenses	7,286,760	8,985,808

Loss from continuing operations before other income (expenses)	(355,046)	(1,334,517)

Other income (expenses)
Interest expense	(121,631)	(94,094)
Other expense, net	(4,488)	(16,353)

Total other income (expenses), net	(126,119)	(110,447)

Loss from continuing operations	(481,165)	(1,444,964)
Discontinued operations
Income (loss) from operations of discontinued components, including net loss on disposal of $6,371,863 for the three months ended June 30, 2005	968	(6,902,825)

Net loss	$(480,197)	$(8,347,789)

Weighted average common shares outstanding
Basic	12,591,319	9,246,425
Diluted	12,591,319	9,246,425
Loss per share
Basic
Net loss per share from continuing operations	$(0.04)	$(0.15)
Net loss per share from discontinued operations	—	(0.75)

Net loss per share	$(0.04)	$(0.90)

Diluted
Net loss per share from continuing operations	$(0.04)	$(0.15)
Net loss per share from discontinued operations	—	(0.75)

Net loss per share	$(0.04)	$(0.90)

The accompanying notes are an integral part of these consolidated condensed financial statements.

Orion HealthCorp, Inc.

Consolidated Condensed Statements of Operations

	For the Six Months Ended
	June 30,
	2006	2005
	(Unaudited)	(Unaudited)
		(Restated)

Net operating revenues	$14,085,728	$15,281,113
Operating expenses
Salaries and benefits	5,535,247	6,205,856
Physician group distribution	4,023,346	4,603,758
Facility rent and related costs	792,276	858,099
Depreciation and amortization	818,828	1,727,201
Professional and consulting fees	707,112	931,640
Insurance	339,360	441,272
Provision for doubtful accounts	299,146	636,835
Other expenses	2,272,944	2,550,096

Total operating expenses	14,788,259	17,954,757

Loss from continuing operations before other income (expenses)	(702,531)	(2,673,644)

Other income (expenses)
Interest expense	(234,144)	(150,391)
Gain on forgiveness of debt	665,463	—
Other expense, net	(14,151)	(18,977)

Total other income (expenses), net	417,168	(169,368)

Minority interest earnings in partnership	—	(1,660)

Loss from continuing operations	(285,363)	(2,844,672)
Discontinued operations
Income (loss) from operations of discontinued components, including net gain (loss) on disposal of $668,387 and $5,293,765 for the six months ended June 30, 2006 and 2005, respectively	576,390	(7,183,746)

Net income (loss)	$291,027	$(10,028,418)

Weighted average common shares outstanding
Basic	12,510,131	8,958,080
Diluted	89,319,164	8,958,080
Income (loss) per share
Basic
Net loss per share from continuing operations	$(0.02)	$(0.32)
Net income (loss) per share from discontinued operations	0.05	(0.80)

Net income (loss) per share	$0.03	$(1.12)

Diluted
Net loss per share from continuing operations	$(0.00)	$(0.32)
Net income (loss) per share from discontinued operations	0.01	(0.80)

Net income (loss) per share	$0.01	$(1.12)

The accompanying notes are an integral part of these consolidated condensed financial statements.

Orion HealthCorp, Inc.

Consolidated Condensed Statements of Cash Flows

	For the Three Months
	Ended June 30,
	2006	2005
		“Revised”
		(Restated)

Operating activities
Net loss	$(480,197)	$(8,347,789)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for doubtful accounts	140,396	298,326
Depreciation and amortization	408,930	843,979
Stock option compensation expense	49,641	—
Conversion of notes payable to common stock	—	31,855
Impact of discontinued operations	—	6,828,826
Changes in operating assets and liabilities:
Accounts receivable	27,450	(307,923)
Inventory	27,553	(23,766)
Prepaid expenses and other assets	(89,095)	174,287
Other assets	12,339	(14,706)
Accounts payable and accrued expenses	(39,844)	(479,198)
Deferred revenues and other liabilities	—	45,014

Net cash provided by (used in) operating activities	57,173	(951,095)

Investing activities
Sale (purchase) of property and equipment	(11,743)	12,051

Net cash provided by (used in) investing activities	(11,743)	12,051

Financing activities
Net repayments of capital lease obligations	(22,010)	(76,073)
Net borrowings (repayments) on line of credit	(163,991)	595,786
Net repayments of notes payable	(5,495)	—
Net borrowings (repayments) of other obligations	(22,561)	118,066

Net cash provided by (used in) financing activities	(214,057)	637,779

Net decrease in cash and cash equivalents	(168,627)	(301,265)
Cash and cash equivalents, beginning of quarter	497,550	612,348

Cash and cash equivalents, end of quarter	$328,923	$311,083

Supplemental cash flow information
Cash paid during the quarter for
Income taxes	$—	$—
Interest	$93,194	$62,882

Beginning in the fourth quarter of 2005, the Company separately disclosed the operating, investing and financing components of the cash flows attributable to its discontinued operations, which in prior periods were reported on a combined basis as a single amount.

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Consolidated Condensed Statements of Cash Flows

	For the Six Months
	Ended June 30,
	2006	2005
		“Revised”
		(Restated)

Operating activities
Net income (loss)	$291,027	$(10,028,418)
Adjustments to reconcile net loss to net cash used in operating activities:
Minority interest in earnings of partnerships	—	1,660
Provision for doubtful accounts	299,146	636,835
Depreciation and amortization	818,828	1,727,201
Gain on forgiveness of debt	(665,463)	—
Stock option compensation expense	97,712	—
Conversion of notes payable to common stock	—	57,886
Impact of discontinued operations	230,744	6,635,059
Changes in operating assets and liabilities:
Accounts receivable	169,295	(897,899)
Inventory	35,957	(25,238)
Prepaid expenses and other assets	(85,912)	(82,691)
Other assets	12,942	(8,594)
Accounts payable and accrued expenses	(628,424)	149,951
Deferred revenues and other liabilities	—	29,018

Net cash provided by (used in) operating activities	575,852	(1,805,230)

Investing activities
Sale (purchase) of property and equipment	(13,010)	32,195
Impact of discontinued operations	430,244	—

Net cash provided by investing activities	417,234	32,195

Financing activities
Net repayments of capital lease obligations	(45,700)	(125,650)
Net borrowings (repayments) on line of credit	(418,221)	364,514
Net borrowings of notes payable	—	1,402,460
Net repayments of notes payable	(325,189)	—
Net borrowings (repayments) of other obligations	126,140	(259,052)
Impact of discontinued operations	(300,000)	—

Net cash provided by (used in) financing activities	(962,970)	1,382,272

Net increase (decrease) in cash and cash equivalents	30,116	(390,763)
Cash and cash equivalents, beginning of period	298,807	701,846

Cash and cash equivalents, end of period	$328,923	$311,083

Supplemental cash flow information
Cash paid during the period for
Income taxes	$—	$—
Interest	$177,581	$119,179

Beginning in the fourth quarter of 2005, the Company separately disclosed the operating, investing and financing components of the cash flows attributable to its discontinued operations, which in prior periods were reported on a combined basis as a single amount.

The accompanying notes are an integral part of these consolidated financial statements.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements
June 30, 2006 and 2005

Note 1.	General

Orion HealthCorp, Inc. (formerly SurgiCare, Inc. “SurgiCare”) and its subsidiaries (“Orion” or the “Company”) maintain their accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Accounting principles followed by the Company and its subsidiaries and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below.

The unaudited consolidated condensed financial statements include the accounts of the Company and all of its majority-owned subsidiaries. Orion’s results for the three months and six months ended June 30, 2006 and 2005 include the results of IPS, MBS and the Company’s ambulatory surgery and diagnostic center business. The descriptions of the business and results of operations of MBS set forth in these notes include the business and results of operations of DCPS. All material intercompany balances and transactions have been eliminated in consolidation.

These financial statements have been prepared in accordance with GAAP for interim financial reporting and in accordance with the instructions to Form 10-QSB and Item 310-(b) of Regulation S-B. Accordingly, they do not contain all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited consolidated condensed financial statements include adjustments consisting of only normal recurring adjustments necessary for a fair presentation of the Company’s financial position and results of operations and cash flows of the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year.

The accompanying unaudited consolidated condensed financial statements should be read in conjunction with the financial statements and related notes therein included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Description of Business

Orion is a healthcare services organization providing outsourced business services to physicians. The Company serves the physician market through two subsidiaries, Medical Billing Services, Inc. (“MBS”), which provides billing, collection and practice management services, primarily to hospital-based physicians; and Integrated Physician Solutions, Inc. (“IPS”), which provides business and management services to general and subspecialty pediatric physician practices.

The Company was incorporated in Delaware on February 24, 1984 as Technical Coatings, Incorporated. On December 15, 2004, the Company completed a transaction to acquire IPS (the “IPS Merger”) and to acquire Dennis Cain Physician Solutions, Ltd. (“DCPS”) and MBS (the “DCPS/MBS Merger”) (collectively, the “2004 Mergers”). As a result of these transactions, IPS and MBS became wholly owned subsidiaries of the Company, and DCPS is a wholly owned subsidiary of MBS. On December 15, 2004, and simultaneous with the consummation of the 2004 Mergers, the Company changed its name from SurgiCare, Inc. to Orion and consummated its restructuring transactions (the “Closing”), which included issuances of new equity securities for cash and contribution of outstanding debt, and the restructuring of its debt facilities. The Company also created Class B Common Stock and Class C Common Stock, which were issued in connection with the equity investments and acquisitions.

In April 2005, the Company initiated a strategic plan designed to accelerate the Company’s growth and enhance its future earnings potential. The plan focuses on the Company’s strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this strategic plan, the Company began to divest certain non-strategic assets. In addition, the Company ceased investment in business lines that did not complement the Company’s strategic plan and redirected financial resources and Company personnel to areas that management believes enhance long-term growth potential. Beginning in the third quarter of 2005, the Company successfully completed the consolidation of corporate

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

functions into its Roswell, Georgia facility. Consistent with its strategic plan, the Company also completed a series of transactions involving the divestiture of non-strategic assets in 2005.

Medical Billing Services

MBS is based in Houston, Texas and was incorporated in Texas on October 16, 1985. DCPS is based in Houston, Texas and was organized as a Texas limited liability company on September 16, 1998. DCPS reorganized as a Texas limited partnership on August 31, 2003. MBS (which includes the operations of DCPS) offers its clients a complete outsourcing service, which includes practice management and billing and collection services, allowing them to avoid the infrastructure investment in their own back-office operations. These services help clients to be financially successful by improving cash flows and reducing administrative costs and burdens.

MBS provides services to approximately 58 customers throughout Texas. These customers include anesthesiologists, pathologists, and radiologists, imaging centers, comprehensive breast centers, hospital labs, cardio-thoracic surgeons and ambulatory surgery centers (“ASCs.”)

Integrated Physician Solutions

IPS, a Delaware corporation, was founded in 1996 to provide physician practice management services to general and subspecialty pediatric practices. IPS commenced its business activities upon consummation of several medical group business combinations effective January 1, 1999.

As of June 30, 2006, IPS managed nine practice sites, representing five medical groups in Illinois and Ohio. IPS provides human resources management, accounting, group purchasing, public relations, marketing, information technology, and general day-to-day business operations management services to these medical groups. The physicians, who are all employed by separate corporations, provide all clinical and patient care related services.

There is a standard forty-year management service agreement (“MSA”) between IPS and the various affiliated medical groups whereby a management fee is paid to IPS. IPS owns all of the assets used in the operation of the medical groups. IPS manages the day-to-day business operations of each medical group and provides the assets for the physicians to use in their practice, for a fixed fee or percentage of the net operating income of the medical group. All revenues are collected by IPS, the fixed fee or percentage payment to IPS is taken from the net operating income of the medical group and the remainder of the net operating income of the medical group is paid to the physicians and treated as an expense on IPS’s financial statements as “physician group distribution.”

On April 1, 2005, IPS entered into a Mutual Release and Settlement Agreement (the “CARDC Settlement”) with Bradley E. Chipps, M.D. (“Dr. Chipps”) and Capital Allergy and Respiratory Disease Center, a medical corporation (“CARDC”) to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other.

On June 7, 2005, InPhySys, Inc. (formerly known as IntegriMED, Inc.) (“IntegriMED”), a wholly owned subsidiary of IPS, executed an Asset Purchase Agreement (the “IntegriMED Agreement”) with eClinicalWeb, LLC (“eClinicalWeb”) to sell substantially all of the assets of IntegriMED. The IntegriMED Agreement was deemed to be effective as of midnight on June 6, 2005. As consideration for the purchase of the acquired assets, eClinicalWeb issued to IntegriMED the following: (i) a two percent (2%) ownership interest in eClinicalWeb; and (ii) $69,034 for the payoff of certain leases and purchase of certain software. Also eClinicalWeb agreed to sublease certain office space from IPS that was occupied by employees of IntegriMED.

On October 31, 2005, IPS executed a Mutual Release and Settlement Agreement (the “Sutter Settlement”) with John Ivan Sutter, M.D., PA (“Dr. Sutter”) to settle disputes that had arisen between IPS and Dr. Sutter and to

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with Dr. Sutter’s practice, in exchange for termination of the related MSA. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other.

Ambulatory Surgery Center Business

As of June 30, 2006, the Company no longer has ownership or management interests in surgery and diagnostic centers.

On March 1, 2005, the Company closed its wholly owned subsidiary, Bellaire SurgiCare, Inc. (“Bellaire SurgiCare”), and consolidated its operations with the operations of SurgiCare Memorial Village, L.P. (“Memorial Village”).

In April 2005, due to unsatisfactory financial performance of the Company’s surgery centers and in accordance with its strategic plan, the Company began the process of divesting its surgery center ownership interests.

On September 30, 2005, Orion executed purchase agreements to sell its 51% ownership interest in Tuscarawas Ambulatory Surgery Center, L.L.C. (“TASC”) and its 41% ownership interest in Tuscarawas Open MRI, L. P., (“TOM”) both located in Dover, Ohio, to Union Hospital (“Union”). Additionally, as part of the transactions, TASC, as the sole member of TASC Anesthesia, L.L.C. (“TASC Anesthesia”), executed an Asset Purchase Agreement to sell certain assets of TASC Anesthesia to Union. The limited partners of TASC and TOM also sold a certain number of their units to Union such that at the closing of these transactions, Union owned 70% of the ownership interests in TASC and TOM.

As consideration for the purchase of the 70% ownership interests in TASC and TOM, Union Hospital paid purchase prices of $950,000 and $2,188,237, respectively. Orion’s portion of the total proceeds for TASC, TASC Anesthesia and TOM, after closing costs of $82,632, was cash in the amount of $1,223,159 and a note due on or before March 30, 2006 in the amount of $530,547. The March 30, 2006 note was not fully paid by Union and the remaining balance of $261,357 was written off against the gain on disposition for the quarter ended December 31, 2005. As a result of these transactions, Orion no longer has an ownership interest in TASC, TOM or TASC Anesthesia.

Additionally, as part of the TASC and TOM transactions, Orion executed two-year management services agreements (the “TASC MSA” and the “TOM MSA”) with terms substantially the same as those of the management services agreements under which Orion performed management services to TASC and TOM prior to the transactions.

On January 12, 2006, the Company was notified by Union that it was exercising its option to terminate the TOM MSA as of March 12, 2006. Management fee revenue related to TOM was $0 and $11,728 for the three months ended June 30, 2006 and 2005, respectively. For the six months ended June 30, 2006 and 2005, management fee revenue related to TOM was $7,217 and $17,351, respectively.

On February 3, 2006, the Company was notified by Union that it was exercising its option to terminate the TASC MSA as of April 3, 2006. Management fee revenue related to TASC was $968 and $26,014 for the three months ended June 30, 2006 and 2005, respectively. For the six months ended June 30, 2006 and 2005, management fee revenue related to TASC was $22,525 and $52,038, respectively.

On February 8, 2006, Memorial Village executed an Asset Purchase Agreement (the “Memorial Agreement”) for the sale of substantially all of its assets to First Surgical Memorial Village, L.P. (“First Surgical”). Memorial Village is approximately 49% owned by Town & Country SurgiCare, Inc., a wholly owned subsidiary of Orion. The Memorial Agreement was deemed to be effective as of January 31, 2006.

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The property sold by Memorial Village to First Surgical (hereinafter collectively referred to as the “Memorial Acquired Assets”) included the equipment, inventory, goodwill, contracts, leasehold improvements, equipment leases, books and records, permits and licenses and other personal property owned by Memorial Village and used in the operation of Memorial Village’s business. The Memorial Acquired Assets did not include any of the following: accounts receivable, cash and cash equivalents, marketable securities, insurance policies, prepaid expenses, deposits with utility and/or service providers, shares of corporations, real estate owned by Memorial Village, or liabilities, other than those expressly assumed by the First Surgical in the Agreement.

As consideration for the Memorial Acquired Assets, Memorial Village received a total purchase price of $1,100,000, of which Orion received approximately $815,000 after payment of certain legal and other post-closing expenses. The proceeds received by Orion consisted of the following amounts:

i. Approximately $677,000 representing the principal amount of a note payable owed to Orion from Memorial Village;

ii. Approximately $99,000 representing Orion’s pro-rata share of the net proceeds after payment of certain legal and other post-closing expenses; and

iii. A reserve fund of approximately $39,000, pending approval of the assumption of certain capital leases by First Surgical.

On March 1, 2006, San Jacinto Surgery Center, Ltd. (“San Jacinto”) executed an Asset Purchase Agreement (the “San Jacinto Agreement”) for the sale of substantially all of its assets to San Jacinto Methodist Hospital (“Methodist”). San Jacinto is approximately 10% owned by Baytown SurgiCare, Inc., a wholly owned subsidiary of Orion.

The property sold by San Jacinto to Methodist (hereinafter collectively referred to as the “San Jacinto Acquired Assets”), included the leasehold title to real property, together with all improvements, buildings and fixtures, all major, minor or other equipment, all computer equipment and hardware, furniture and furnishings, inventory and supplies, current financial, patient, credentialing and personnel records, interest in all commitments, contracts, leases and agreements outstanding in respect to San Jacinto, to the extent assignable, all licenses and permits held by San Jacinto, all patents and patent applications and all logos, names, trade names, trademarks and service marks, all computer software, programs and similar systems owned by or licensed to San Jacinto, goodwill and all interests in property, real, personal and mixed, tangible and intangible acquired by San Jacinto prior to March 1, 2006. The San Jacinto Acquired Assets did not include any of the following: restricted and unrestricted cash and cash equivalents, marketable securities, certificates of deposit, bank accounts, temporary investments, accounts receivable, notes receivable intercompany accounts of San Jacinto, and all commitments, contracts, leases and agreements other than those expressly assumed by Methodist in the San Jacinto Agreement.

As consideration for the San Jacinto Acquired Assets, San Jacinto received a total purchase price of $5,500,000, of which Orion received a net amount of approximately $598,000. The proceeds received by Orion consisted of the following amounts:

i. Approximately $450,000 representing Orion’s pro-rata share of the net proceeds; and

ii. Approximately $148,000 representing the principal and interest amounts of a note payable owed to Orion from San Jacinto.

As part of the closing of the Agreement, Orion was obligated to make payments, totaling $607,000, from its portion of the proceeds as follows:

i. Approximately $357,000 representing distributions due to the limited partners of San Jacinto for cash collections previously received by Orion, and payment of accounts payable and other expenses; and

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

ii. Approximately $250,000 to CIT, which represents repayment of the obligations related to San Jacinto under the Loan and Security Agreement.

Note 2.	Going Concern

The accompanying unaudited consolidated condensed financial statements have been prepared in conformity with GAAP, which contemplate the continuation of the Company as a going concern. The Company incurred substantial operating losses during 2005, and has used substantial amounts of working capital in its operations. Additionally, as described more fully below, the Company received notification from CIT Healthcare, LLC (formerly known as Healthcare Business Credit Corporation) (“CIT”) in December 2005 that certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt service coverage ratio and its minimum operating income level. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed its growth and operations primarily through the issuance of equity securities, secured and/or convertible debt, most recently by completing a series of acquisitions and restructuring transactions (the “Restructuring”), which occurred in December 2004, and borrowing from related parties. In connection with the closing of these transactions, the Company entered into a new secured two-year revolving credit facility pursuant to a Loan and Security Agreement (the “Loan and Security Agreement”), dated December 15, 2004, by and among Orion, certain of its affiliates and subsidiaries, and CIT. Under this facility, initially up to $4,000,000 of loans could be made available to Orion, subject to a borrowing base, which is determined based on a percentage of eligible outstanding accounts receivable less than 180 days old. As discussed below, the amount available under this credit facility has been reduced. Orion borrowed $1,600,000 under this facility concurrently with the closing of the Restructuring. The interest rate under this facility is the prime rate plus 6%. Upon an event of default, CIT can accelerate the loans or call the Guaranties described below. (See Note 10. Long-Term Debt and Lines of Credit, for additional discussion regarding the Company’s defaults under the Loan and Security Agreement.) In connection with entering into this new facility, Orion also restructured its previously-existing debt facilities, which resulted in a decrease in aggregate debt owed to DVI Business Credit Corporation and DVI Financial Services, Inc. (collectively, “DVI”) from approximately $10.1 million to a combined principal amount of approximately $6.5 million, of which approximately $2.0 million was paid at the Closing.

Pursuant to a Guaranty Agreement (the “Brantley IV Guaranty”), dated as of December 15, 2004, provided by Brantley Partners IV, L.P. (“Brantley IV”) to CIT, Brantley IV agreed to provide a deficiency guaranty in the initial amount of $3,272,727. As discussed below, the amount of this Brantley IV Guaranty has been reduced. Pursuant to a Guaranty Agreement (the “Brantley Capital Guaranty” and collectively with the Brantley IV Guaranty, the “Guaranties”), dated as of December 15, 2004, provided by Brantley Capital Corporation (“Brantley Capital”) to CIT, Brantley Capital agreed to provide a deficiency guarantee in the initial amount of $727,273. As discussed below, the amount of this Brantley Capital Guaranty has been reduced. In consideration for the Guaranties, Orion issued warrants to purchase 20,455 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley IV, and issued warrants to purchase 4,545 shares of Class A Common Stock, at an exercise price of $0.01 per share, to Brantley Capital. None of these warrants, which expire on December 15, 2009, have been exercised as of June 30, 2006.

On March 16, 2005, Brantley IV loaned the Company an aggregate of $1,025,000 (the “First Loan”). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the “First Note”) payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to the Company’s outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First Note is due in a lump sum on April 19, 2006 (the “First Note Maturity Date”); (iv) the interest on the First Note accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

continuing, Brantley IV, by notice to the Company, may declare the principal of the First Note to be due and immediately payable; and (vi) on or after the First Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the “First Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. As of June 30, 2006, if Brantley IV were to convert the First Note, the Company would have to issue 1,098,644 shares of Class A Common Stock. On May 9, 2006, Brantley IV and the Company executed an amendment to the First Note (the “First and Second Note Amendment”) extending the First Note Maturity Date to August 15, 2006. On August 8, 2006, Brantley IV and the Company executed a second amendment to the First Note (the “First and Second Note Second Amendment”) extending the First Note Maturity Date to October 15, 2006.

On April 19, 2005, Brantley IV loaned the Company an additional $225,000 (the “Second Loan”). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $225,000 (the “Second Note”) payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to the Company’s outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due in a lump sum on April 19, 2006 (the “Second Note Maturity Date”); (iv) the interest on the Second Note accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the Second Note to be due and immediately payable; and (vi) on or after the Second Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the “Second Note Conversion Price”). The number of shares of Class A Common Stock to be issued upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. As of June 30, 2006, if Brantley IV were to convert the Second Note, the Company would have to issue 239,332 shares of Class A Common Stock. On May 9, 2006, Brantley IV and the Company executed the First and Second Note Amendment extending the Second Note Maturity Date to August 15, 2006. On August 8, 2006, Brantley IV and the Company executed the First and Second Note Second Amendment extending the Second Note Maturity Date to October 15, 2006.

Additionally, in connection with the First Loan and the Second Loan, the Company entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”), dated March 22, 2005, with certain of the Company’s affiliates and subsidiaries, and CIT, whereby its $4,000,000 secured two-year revolving credit facility has been reduced by the amount of the loans from Brantley IV to $2,750,000. As a result of the First Amendment, the Brantley IV Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley IV by the amount of the First Loan to $2,247,727. Also as a result of the First Amendment, the Brantley Capital Guaranty was amended by the Amended and Restated Guaranty Agreement, dated March 22, 2005, which reduced the deficiency guaranty provided by Brantley Capital by the amount of the Second Loan to $502,273. Paul H. Cascio, the Chairman of the board of directors of the Company, and Michael J. Finn, a director of the Company, are affiliates of Brantley IV.

As part of the Loan and Security Agreement, the Company is required to comply with certain financial covenants, measured on a quarterly basis. The financial covenants include maintaining a required debt service coverage ratio and meeting a minimum operating income level for the surgery and diagnostic centers before corporate overhead allocations. As of and for the three months and six months ended June 30, 2006, the Company

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

was out of compliance with both of these financial covenants and has notified the lender as such. Under the terms of the Loan and Security Agreement, failure to meet the required financial covenants constitutes an event of default. Under an event of default, the lender may (i) accelerate and declare the obligations under the credit facility to be immediately due and payable; (ii) withhold or cease to make advances under the credit facility; (iii) terminate the credit facility; (iv) take possession of the collateral pledged as part of the Loan and Security Agreement; (v) reduce or modify the revolving loan commitment; and/or (vi) take necessary action under the Guaranties. The revolving credit facility is secured by the Company’s assets. As of June 30, 2006, the outstanding principal under the revolving credit facility was $998,668. The full amount of the loan as of June 30, 2006 is recorded as a current liability. In December 2005, the Company received notification from CIT stating that (i) certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt service coverage ratio and its minimum operating income level, (ii) as a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to the provided “Default Rate” of prime rate plus 6%, (iii) the amount available under the revolving credit facility was reduced from $2,750,000 to $2,300,000 and (iv) CIT reserved all additional rights and remedies available to it as a result of these events of default. The Company is currently in negotiations with CIT to obtain, among other provisions, a waiver of the events of default. In the event CIT declares the obligations under the Loan and Security Agreement to be immediately due and payable or exercises its other rights described above, the Company would not be able to meet its obligations to CIT or its other creditors. As a result, such action would have a material adverse effect on the Company’s ability to continue as a going concern.

As of June 30, 2006, the Company’s existing credit facility with CIT had limited availability to provide for working capital shortages. Although the Company believes that it will generate cash flows from operations in the future, there is substantial doubt as to whether it will be able to fund its operations solely from its cash flows. In April 2005, the Company initiated a strategic plan designed to accelerate the Company’s growth and enhance its future earnings potential. The plan focuses on the Company’s strengths, which include providing billing, collections and complementary business management services to physician practices. A fundamental component of the Company’s plan is the selective consideration of accretive acquisition opportunities in these core business sectors. In addition, the Company ceased investment in business lines that did not complement the Company’s strategic plans and redirected financial resources and Company personnel to areas that management believes enhance long-term growth potential. On June 7, 2005, as described in Note 1. General — Description of Business — Integrated Physician Solutions, IPS completed the sale of substantially all of the assets of IntegriMED, and on October 1, 2005, the Company completed the sale of its interests in TASC and TOM in Dover, Ohio. Beginning in the third quarter of 2005, the Company successfully completed the consolidation of corporate functions into its Roswell, Georgia facility. Additionally, consistent with its strategic plan, the Company sold its interest in Memorial Village effective January 31, 2006 and in San Jacinto effective March 1, 2006. (See Note 1. General — Description of Business — Ambulatory Surgery Center Business).

The Company intends to continue to manage its use of cash. However, the Company’s business is still faced with many challenges. If cash flows from operations and borrowings are not sufficient to fund the Company’s cash requirements, the Company may be required to further reduce its operations and/or seek additional public or private equity financing or financing from other sources or consider other strategic alternatives, including possible additional divestitures of specific assets or lines of business. Any acquisitions will require additional capital. There can be no assurances that additional financing will be available, or that, if available, the financing will be obtainable on terms acceptable to the Company or that any additional financing would not be substantially dilutive to the Company’s existing stockholders.

Note 3.	Revenue Recognition

MBS’s principal source of revenues is fees charged to clients based on a percentage of net collections of the client’s accounts receivable. MBS recognizes revenue and bills it clients when the clients receive payment on those accounts receivable. MBS typically receives payment from the client within 30 days of billing. The fees vary

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

depending on specialty, size of practice, payer mix, and complexity of the billing. In addition to the collection fee revenue, MBS also earns fees from the various consulting services that MBS provides, including medical practice management services, managed care contracting, coding and reimbursement services.

IPS records revenue based on patient services provided by its affiliated medical groups. Net patient service revenue is impacted by billing rates, changes in Current Procedure Terminology code reimbursement and collection trends. IPS reviews billing rates at each of its affiliated medical groups on at least an annual basis and adjusts those rates based on each insurer’s current reimbursement practices. Amounts collected by IPS for treatment by its affiliated medical groups of patients covered by Medicare, Medicaid and other contractual reimbursement programs, which may be based on cost of services provided or predetermined rates, are generally less than the established billing rates of IPS’s affiliated medical groups. IPS estimates the amount of these contractual allowances and records a reserve against accounts receivable based on historical collection percentages for each of the affiliated medical groups, which include various payer categories. When payments are received, the contractual adjustment is written off against the established reserve for contractual allowances. The historical collection percentages are adjusted quarterly based on actual payments received, with any differences charged against net revenue for the quarter. Additionally, IPS tracks cash collection percentages for each medical group on a monthly basis, setting quarterly and annual goals for cash collections, bad debt write-offs and aging of accounts receivable.

As of June 30, 2006, the Company no longer has ownership or management interests in surgery and diagnostic centers. Orion’s principal source of revenues from its surgery center business was a surgical facility fee charged to patients for surgical procedures performed in its ASCs and for diagnostic services performed at TOM. Orion depended upon third-party programs, including governmental and private health insurance programs to pay these fees on behalf of its patients. Patients were responsible for the co-payments and deductibles when applicable. The fees varied depending on the procedure, but usually included all charges for operating room usage, special equipment usage, supplies, recovery room usage, nursing staff and medications. Facility fees did not include the charges of the patient’s surgeon, anesthesiologist or other attending physicians, which were billed directly to third-party payers by such physicians. In addition to the facility fee revenues, Orion also earned management fees from its operating facilities and development fees from centers that it developed. ASCs, such as those in which Orion owned an interest prior to June 30, 2006, depend upon third-party reimbursement programs, including governmental and private insurance programs, to pay for services rendered to patients. The Medicare program currently pays ASCs and physicians in accordance with fee schedules, which are prospectively determined. In addition to payment from governmental programs, ASCs derive a significant portion of their net revenues from private healthcare reimbursement plans. These plans include standard indemnity insurance programs as well as managed care structures such as preferred provider organizations, health maintenance organizations and other similar structures.

Note 4.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While management believes current estimates are reasonable and appropriate, actual results could differ from those estimates.

Note 5.	Segment Reporting

In accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the Company has determined that it has two reportable segments — IPS and MBS. The reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology, operational support and marketing strategies. The Company’s reportable

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

segments consist of: (i) IPS, which includes the pediatric medical groups that provide patient care operating under the MSA; and (ii) MBS, which provides practice management, billing and collections, managed care consulting and coding and reimbursement services to hospital-based physicians and clinics. Management chose to aggregate the MSAs into a single operating segment consistent with the objective and basic principles of SFAS No. 131 based on similar economic characteristics, including the nature of the products and services, the type of customer for their services, the methods used to provide their services and in consideration of the regulatory environment under Medicare and the Health Insurance Portability and Accountability Act of 1996.

The following table summarizes key financial information, by reportable segment, as of and for the three months and six months ended June 30, 2006 and 2005, respectively:

	For the Three Months Ended			For the Six Months Ended
	June 30, 2006			June 30, 2006
	IPS	MBS	Total	IPS	MBS	Total

Net operating revenues	$4,468,756	$2,361,762	$6,830,518	$9,149,031	$4,756,052	$13,905,083
Income from continuing operations	229,831	149,321	379,152	488,092	338,890	826,982
Depreciation and amortization	107,883	282,773	390,656	216,488	565,883	782,371
Total assets	8,220,192	10,043,365	18,263,557	8,220,192	10,043,365	18,263,557

	For the Three Months Ended			For the Six Months Ended
	June 30, 2005			June 30, 2005
	IPS	MBS	Total	IPS	MBS	Total

Net operating revenues	$4,980,618	$2,653,017	$7,633,635	$10,045,992	$5,193,532	$15,239,524
Income from continuing operations	292,174	262,225	554,399	542,512	462,898	1,005,410
Depreciation and amortization	103,789	285,742	389,531	245,010	572,882	817,892
Total assets	9,799,965	10,474,085	20,274,050	9,799,965	10,474,085	20,274,050

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following schedules provide a reconciliation of the key financial information by reportable segment to the consolidated totals found in Orion’s consolidated balance sheets and statements of operations as of and for the three months and six months ended June 30, 2006 and 2005, respectively:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
		(Restated)		(Restated)

Net operating revenues:
Total net operating revenues for reportable segments	$6,830,518	$7,633,635	$13,905,083	$15,239,524
Corporate revenue	101,196	17,656	180,644	41,589

Total consolidated net operating revenues	$6,931,714	$7,651,291	$14,085,727	$15,281,113

Loss from continuing operations:
Total income from continuing operations for reportable segments	$379,152	$554,399	$826,982	$1,005,410
Extraordinary gain	—	—	665,463	—
Corporate overhead	(860,317)	(1,999,363)	(1,777,808)	(3,850,082)

Total consolidated from continuing operations	$(481,165)	$(1,444,964)	$(285,363)	$(2,844,672)

Depreciation and amortization
Total depreciation and amortization for reportable segments	$390,656	$389,531	$782,371	$817,892

Corporate depreciation and amortization	18,274	454,448	36,457	909,309

Total consolidated depreciation and amortization	$408,930	$843,979	$818,828	$1,727,201

Total assets:
Total assets for reportable segments	$18,263,557	$20,274,050	$18,263,557	$20,274,050
Corporate assets	1,474,068	785,171	1,474,068	785,171
Assets held for sale or related to discontinued operations(1)	—	13,253,261	—	13,253,261

Total consolidated assets	$19,737,625	$34,312,482	$19,737,625	$34,312,482

(1)	The balance at June 30, 2005 includes $9,179,336 of intangible assets and goodwill that were impaired in 2005.

Note 6.	Goodwill and Intangible Assets

Goodwill and intangible assets represent the excess of cost over the fair value of net assets of companies acquired in business combinations accounted for using the purchase method. In July 2001, the FASB issued SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 141 eliminates pooling-of-interest accounting and requires that all business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets and requires the Company to evaluate goodwill for impairment on an annual basis by applying a fair value test. SFAS No. 142 also requires that an identifiable intangible asset that is determined to have an indefinite useful economic life not be amortized, but separately tested for impairment using a fair value-based approach at least annually.

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Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The Company adopted SFAS No. 142 effective January 1, 2002. As a result, IPS determined that its long-term MSAs, executed as part of the medical group business combinations consummated in 1999, are an identifiable intangible asset in accordance with paragraph 39 of SFAS No. 141.

As part of the acquisition and restructuring transactions that closed on December 15, 2004, the Company recorded intangible assets and goodwill related to the 2004 Mergers. As of the Closing, the Company’s management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it was determined that the expected case volume increases were not going to be realized. On March 1, 2005, the Company closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. The Company tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, the Company recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004.

As a result of the CARDC Settlement described in Note 1. General — Description of Business — Integrated Physician Solutions, the Company recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004.

On June 13, 2005, the Company announced that it had accepted an offer to purchase its interests in TASC and TOM in Dover, Ohio. In preparation for this pending transaction, the Company tested the identifiable intangible assets related to the surgery center business using the present value of cash flows method as of June 30, 2005. Based on the pending sales transaction involving TASC and TOM, as well as the uncertainty of future cash flows related to the Company’s surgery center business, the Company determined that the joint venture interests associated with TASC, TOM and Memorial Village were impaired and recorded a charge for impairment of intangible assets of $6,362,849 for the quarter ended June 30, 2005. The sale of the Company’s interests in TASC and TOM was completed effective as of October 1, 2005. (See Note 1. General — Description of Business — Ambulatory Surgery Center Business).

In November 2005, the Company decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for the Company’s equity interests in Memorial Village or close the facility. In preparation for this expected transaction, the Company once again tested the identifiable intangible assets related to the surgery center business using the present value of cash flows method at September 30, 2005. Based on the decision to sell or close Memorial Village, as well as the continuing uncertainty of cash flows related to the Company’s surgery center segment, the Company determined that the joint venture interests for San Jacinto, as well as the management contracts associated with Memorial Village and San Jacinto, were impaired and recorded an additional charge for impairment of intangible assets totaling $3,461,351 for the quarter ended September 30, 2005.

As described in Note 1. General — Description of Business — Ambulatory Surgery Center Business, effective January 31, 2006 and March 1, 2006, respectively, the Company executed Asset Purchase Agreements to sell substantially all of the assets of Memorial Village and San Jacinto. Also in the first quarter of 2006, the Company was notified by Union that it was exercising its option to terminate the TASC MSA and TOM MSA. As a result of the sales of Memorial Village and San Jacinto, as well as the termination of the TASC MSA and TOM MSA, the Company no longer has an ownership or management interest in any ambulatory surgery centers and, as such, the Company tested the remaining identifiable intangible assets related to the surgery centers from the IPS Merger at December 31, 2005. Based on the terminations of the TASC MSA and TOM MSA, as well as the sales of Memorial Village and San Jacinto, the Company determined that the management contracts associated with TASC and TOM were impaired and recorded an additional charge for impairment of intangible assets of $1,163,830 for the quarter ended December 31, 2005.

As a result of the Sutter Settlement, which is described in Note 1. General — Description of Business — Integrated Physician Solutions, the Company also recorded an additional $38,440 charge for impairment of intangible assets for the quarter ended December 31, 2005.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

All of the charges for impairment of intangible assets are included in discontinued operations.

In order to determine whether the goodwill recorded as a result of the IPS Merger was impaired at December 31, 2005, the Company compared the fair value of each ASC’s assets to its net carrying value. As each of the ASCs was sold between October 1, 2005 and March 1, 2006, the fair value of each ASC was best determined by the purchase price of the assets. Since TASC and TOM were sold effective October 1, 2005, the balance sheet at September 30, 2005 was used to determine the fair value of its assets. Since the Memorial Village and San Jacinto transactions took place after year-end, the December 31, 2005 balance sheets were used to determine the carrying value of the assets of those entities. The Company determined that the fair value of each ASC was greater than the carrying value in each case and concluded that there was no impairment of goodwill at December 31, 2005. As a result of the sale of all of the entities related to the Company’s ambulatory surgery center business, the Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill of $3,489,055 for the quarter ended December 31, 2005. The charge for the write-down of goodwill was included in discontinued operations in 2005.

Note 7.	Earnings per Share

Basic earnings per share are calculated on the basis of the weighted average number of shares of Class A Common Stock outstanding at the end of the reporting periods. Diluted earnings per share, in addition to the weighted average determined for basic earnings per share, include common stock equivalents which would arise from the exercise of stock options and warrants using the treasury stock method, conversion of debt and conversion of Class B Common Stock and Class C Common Stock.

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005

Net income (loss)	$(480,197)	$(8,347,789)	$291,027	$(10,028,418)
Weighted average number of shares of Class A Common Stock outstanding for basic net income (loss) per share	12,591,319	9,246,425	12,510,131	8,958,080
Dilutive stock options, warrants and restricted stock units(1)	(5)	(a)	2,612,347	(a)
Convertible notes payable(2)	(5)	(b)	1,687,200	(b)
Class B Common Stock(3)	(5)	(c)	57,623,732	(c)
Class C Common Stock(4)	(5)	(d)	14,885,754	(d)
Weighted average number of shares of Class A Common Stock outstanding for diluted net loss per share	12,591,319	9,246,425	89,319,164	8,958,080
Net income (loss) per share — Basic	$(0.04)	$(0.90)	$0.03	$(1.12)
Net income (loss) per share — Diluted	$(0.04)	$(0.90)	$0.01	$(1.12)

(1)	2,612,347 options, warrants and restricted stock units were outstanding as of June 30, 2006.

(2)	$1,300,000 of notes were convertible into Class A Common Stock at June 30, 2006. Of the total, $50,000 was convertible into 349,224 shares of Class A Common Stock based on a conversion price equal to 75% of the average closing price for the 20 trading days immediately prior to June 30, 2006. The remaining $1,250,000 was convertible into 1,337,976 shares of Class A Common Stock at June 30, 2006.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

(3)	10,448,470 shares of Class B Common Stock were outstanding at June 30, 2006. Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock and a nine percent (9%) return on the original purchase price for the Class B Common Stock without compounding, from the date of issuance through the date of conversion. As of June 30, 2006, each share of Class B Common Stock was convertible into 5.515040151157 shares of Class A Common Stock.

(4)	1,437,572 shares of Class C Common Stock were outstanding at June 30, 2006. Holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed initially to yield one share of Class A Common Stock per share of Class C Common Stock converted, with the number of shares of Class A Common Stock reducing to the extent that distributions are paid on the Class C Common Stock. The conversion factor is calculated as (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (y) $3.30. The initial conversion factor was one (one share of Class C Common Stock converts into one share of Class A Common Stock) and is subject to adjustment as discussed below. If the fair market value used in determining the conversion factor for the Class B Common Stock in connection with any conversion of Class B Common Stock is less than $3.30 (subject to adjustment to account for stock splits, stock dividends, combinations or other similar events affecting Class A Common Stock), holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock (within 10 days of receipt of notice of the conversion of the Class B Common Stock) into a number of shares of Class A Common Stock equal to (x) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (y) the fair market value used in determining the conversion factor for the Class B Common Stock (the “Anti-Dilution Option”). The aggregate number of shares of Class C Common Stock so converted by any holder shall not exceed a number equal to (a) the number of shares of Class C Common Stock held by such holder immediately prior to such conversion plus the number of shares of Class C Common Stock previously converted in Class A Common Stock by such holder multiplied by (b) a fraction, the numerator of which is the number of shares of Class B Common Stock converted at the lower price and the denominator of which is the aggregate number of shares of Class B Common Stock issued at the closing of the 2004 Mergers. If all of the Class B Common Stock had been converted at June 30, 2006, the holders of Class C Common Stock would have been eligible to convert 1,308,142 shares of Class C Common Stock into 14,885,754 shares of Class A Common Stock under the anti-dilution provision.

(5)	The potentially dilutive securities listed in (1) — (4), above, are not included in the calculation of weighted average number of shares of Class A Common Stock outstanding for diluted net loss per share for the three months ended June 30, 2006, because the effect would be anti-dilutive due to the net loss for the quarter:

The following potentially dilutive securities are not included in the calculation of weighted average number of shares of Class A Common Stock outstanding for diluted net loss per share for the three months and six months ended June 30, 2005, because the effect would be anti-dilutive due to the net loss for the periods:

a) 1,860,347 options and warrants were outstanding at June 30, 2005.

b) $1,300,000 of notes were convertible into Class A Common Stock at June 30, 2005. Of the total, $50,000 were convertible at a conversion price equal to the lower of $2.50 or 75% of the average closing price for the 20 trading days immediately prior to the conversion date. The remaining $1,250,000 was convertible into 1,228,598 shares of Class A Common Stock at June 30, 2005.

c) 10,685,381 shares of Class B Common Stock were outstanding at June 30, 2005. Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into Class A

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock and a nine percent (9%) return on the original purchase price for the Class B Common Stock without compounding, from the date of issuance through the date of conversion.

d) 1,555,137 shares of Class C Common Stock were outstanding at June 30, 2005. The shares of Class C Common Stock are convertible into shares of Class C Common Stock based on the formula described in (4), above.

Note 8.	Employee Stock-Based Compensation

At June 30, 2006, the Company had two stock-based employee compensation plans. Prior to January 1, 2006, the Company accounted for grants for these plans under Accounting Principals Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and related interpretations, and applied SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure,” for disclosure purposes only. Under APB 25, stock-based compensation cost related to stock options was not recognized in net income since the options underlying those plans had exercise prices greater than or equal to the market value of the underlying stock on the date of the grant. The Company grants options at or above the market price of its common stock at the date of each grant.

On June 17, 2005, the Company granted 1,357,000 stock options to certain employees, officers, directors and former directors of the Company under the Company’s 2004 Incentive Plan, as amended. In the third quarter of 2005, stock options totaling 360,000 to certain employees were cancelled as a result of staff reductions related to the consolidation of corporate functions duplicated at the Company’s Houston, Texas and Roswell, Georgia facilities. On May 12, 2006, the Company granted 102,000 stock options to certain employees and directors of the Company under the Company’s 2004 Incentive Plan, as amended.

On August 31, 2005, the Company granted 650,000 restricted stock units to certain officers of the Company under the Company’s 2004 Incentive Plan, as amended. No restricted stock units have been granted in 2006.

Effective January 1, 2006, the company adopted SFAS No. 123 (revised 2004), “Share Based Payment,” (“SFAS No. 123(R)”) which revises SFAS No. 123 and supersedes APB 25. SFAS No. 123(R) requires that all share-based payments to employees be recognized in the financial statements based on their fair values at the date of grant. The calculated fair value is recognized as expense (net of any capitalization) over the requisite service period, net of estimated forfeitures, using the straight-line method under SFAS No. 123(R). The Company considers many factors when estimated expected forfeitures, including types of awards, employee class and historical experience. The statement was adopted using the modified prospective method of application which requires compensation expense to be recognized in the financial statements for all unvested stock options beginning in the quarter of adoption. No adjustments to prior periods have been made as a result of adopting SFAS No. 123(R). Under this transition method, compensation expense for share-based awards granted prior to January 1, 2006, but not yet vested as of January 1, 2006, will be recognized in the Company’s financial statements over their remaining service period. The cost was based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123. As required by SFAS No. 123(R), compensation expense recognized in future periods for share-based compensation granted prior to adoption of the standard will be adjusted for the effects of estimated forfeitures.

For the three months and six months ended June 30, 2006, the impact of adopting SFAS No. 123(R) on the Company’s consolidated condensed statements of operations was an increase in salaries and benefits expense of $49,642 and $97,713, respectively, with a corresponding decrease in the Company’s income from continuing operations, income before provision for income taxes and net income resulting from the recognition of

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

compensation expense associated with employee stock options. There was no material impact on the Company’s basic and diluted net income per share as a result of the adoption of SFAS No. 123(R).

The adoption of SFAS No. 123(R) has no effect on net cash flow. Since the Company is not presently a taxpayer and has provided a valuation allowance against deferred income tax assets net of liabilities, there is also no effect on the Company’s consolidated statement of cash flows. Had the Company been a taxpayer, the Company would have recognized cash flow resulting from tax deductions in excess of recognized compensation cost as a financing cash flow.

The following table illustrates the pro forma net income and earnings per share that would have resulted in the three months and six months ended June 30, 2005 from recognizing compensation expense associated with accounting for employee stock-based awards under the provisions of SFAS No. 123(R). The reported and pro forma net income and earnings per share for the three months and six months ended June 30, 2006 are provided for comparative purposes only, since stock-based compensation expense is recognized in the financial statements under the provisions of SFAS No. 123(R).

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Net income (loss) — as reported	$(480,197)	$(8,347,789)	$291,027	$(10,028,418)
Add: Stock-based employee compensation included in net income (loss)	49,642	—	97,713	—
Deduct: Total stock-based employee compensation (expense determined under the fair value-based method for all awards), net of tax effect	(49,642)	(42,775)	(97,713)	(69,137)

Net loss — pro forma	$(480,197)	$(8,390,564)	$291,027	$(10,097,555)

Net loss per share:
Basic — as reported	$(0.04)	$(0.90)	$0.03	$(1.12)
Basic — pro forma	$(0.04)	$(0.91)	$0.03	$(1.13)
Diluted — as reported	$(0.04)	$(0.90)	$0.01	$(1.12)
Diluted — pro forma	$(0.04)	$(0.91)	$0.00	$(1.13)

Note 9.	Discontinued Operations

Bellaire SurgiCare.  As of the Closing, the Company’s management expected the case volumes at Bellaire SurgiCare to improve in 2005. However, by the end of February 2005, it was determined that the expected case volume increases were not going to be realized. On March 1, 2005, the Company closed Bellaire SurgiCare and consolidated its operations with the operations of Memorial Village. The Company tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to close Bellaire SurgiCare and the resulting impairment of the joint venture interest and management contracts related to the surgery centers, the Company recorded a charge for impairment of intangible assets of $4,090,555 for the year ended December 31, 2004. The Company also recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $163,049 for the quarter ended March 31, 2005. The operations of this component are reflected in the Company’s consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2005. There were no operations for this component after March 31, 2005.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following table contains selected financial statement data related to Bellaire SurgiCare as of and for the three months and six months ended June 30, 2005:

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005

Income statement data:
Net operating revenues	$—	$161,679
Operating expenses	—	350,097

Net loss	$—	$(188,418)

Balance sheet data:
Current assets	$—	$—
Other assets	—	—

Total assets	$—	$—

Current liabilities	$—	$—
Other liabilities	—	—

Total liabilities	$—	$—

CARDC.  On April 1, 2005, IPS entered into the CARDC Settlement with Dr. Bradley E. Chipps, M.D. and CARDC to settle disputes as to the existence and enforceability of certain contractual obligations. As part of the CARDC Settlement, Dr. Chipps, CARDC, and IPS agreed that CARDC would purchase the assets owned by IPS and used in connection with CARDC, in exchange for termination of the MSA between IPS and CARDC. Additionally, among other provisions, after April 1, 2005, Dr. Chipps, CARDC and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of the CARDC dispute, the Company recorded a charge for impairment of intangible assets related to CARDC of $704,927 for the year ended December 31, 2004. The Company also recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $506,625 for the quarter ended March 31, 2005. For the quarter ended June 30, 2005, the Company reduced the gain on disposal of this discontinued component by $238,333 as the result of post-settlement adjustments related to the reconciliation of balance sheet accounts. The operations of this component are reflected in the Company’s consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2005. There were no operations for this component in the Company’s financial statements after March 31, 2005.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following table contains selected financial statement data related to CARDC as of and for the three months and six months ended June 30, 2005:

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005

Income statement data:
Net operating revenues	$—	$848,373
Operating expenses	—	809,673

Net loss	$—	$38,700

Balance sheet data:
Current assets	$—	$—
Other assets	—	—

Total assets	$—	$—

Current liabilities	$—	$—
Other liabilities	—	—

Total liabilities	$—	$—

IntegriMED.  On June 7, 2005, as described in Note 1. General — Description of Business — Integrated Physician Solutions, IPS executed an Asset Purchase Agreement with eClinicalWeb to sell substantially all of the assets of IntegriMED. As a result of this transaction, the Company recorded a loss on disposal of this discontinued component of $47,101 for the quarter ended June 30, 2005. The operations of this component are reflected in the Company’s consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2005. There were no operations for this component in the Company’s financial statements after June 30, 2005.

The following table contains selected financial statement data related to IntegriMED as of and for the three months and six months ended June 30, 2005:

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005

Income statement data:
Net operating revenues	$82,155	$191,771
Operating expenses	392,931	899,667

Net loss	$(310,776)	$(707,896)

Balance sheet data:
Current assets	$(24,496)	$(24,496)
Other assets	—	—

Total assets	$(24,496)	$(24,496)

Current liabilities	$17,022	$17,022
Other liabilities	—	—

Total liabilities	$17,022	$17,022

TASC and TOM.  On June 13, 2005, the Company announced that it had accepted an offer to purchase its interests in TASC and TOM in Dover, Ohio. These transactions, which were consummated on September 30, 2005, were deemed to be effective as of October 1, 2005, and are described in greater detail in Note 1. General — Description of Business — Ambulatory Surgery Center Business. As a result of these transactions, as well as the

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

uncertainty of future cash flows related to the Company’s surgery center business, the Company determined that the joint venture interests associated with TASC and TOM were impaired and recorded a charge for impairment of intangible assets related to TASC and TOM of $2,122,445 for the three months ended June 30, 2005. As a result of these transactions, the Company recorded a gain on disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $1,357,712 for the quarter ended December 31, 2005. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to TASC and TOM totaling $789,173 for the quarter ended December 31, 2005, which reduced the gain on disposal. In early 2006, the Company was notified by union that it was exercising its option to terminate the management services agreements of TOM and TASC as of March 12, 2006 and April 3, 2006, respectively. As a result, the Company recorded a charge for impairment of intangible assets of $1,012,457 for the three months ended December 31, 2005 related to the TASC and TOM management services agreements. The operations of this component are reflected in the Company’s consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2005. There were no operations for this component in the Company’s financial statements after September 30, 2005.

The following table contains selected financial statement data related to TASC and TOM as of and for the three months and six months ended June 30 2005:

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005

Income statement data:
Net operating revenues	$873,959	$1,670,801
Operating expenses	799,418	1,630,806

Net income	$74,541	$39,995

Balance sheet data:
Current assets	$794,831	$794,831
Other assets	1,487,732	1,487,732

Total assets	$2,282,563	$2,282,563

Current liabilities	$709,779	$709,779
Other liabilities	907,390	907,390

Total liabilities	$1,617,169	$1,617,169

Sutter.  On October 31, 2005, IPS executed the Sutter Settlement with Dr. Sutter to settle disputes that had arisen between IPS and Dr. Sutter and to avoid the risk and expense of litigation. As part of the Sutter Settlement, Dr. Sutter and IPS agreed that Dr. Sutter would purchase the assets owned by IPS and used in connection with Dr. Sutter’s practice, in exchange for termination of the MSA between IPS and Dr. Sutter. Additionally, among other provisions, after October 31, 2005, Dr. Sutter and IPS have been released from any further obligation to each other arising from any previous agreement. As a result of this transaction, the Company recorded a loss on disposal of this discontinued component (in addition to the charge for impairment of intangible assets of $38,440 recorded in the fourth quarter of 2005) of $279 for the quarter ended December 31, 2005. The operations of this component are reflected in the Company’s consolidated condensed statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2005. There were no operations for this component in the Company’s financial statements after October 31, 2005.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following table contains selected financial statement data related to Sutter as of and for the three months and six months ended June 30, 2005:

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005

Income statement data:
Net operating revenues	$107,419	$216,319
Operating expenses	105,171	210,609

Net income	$2,248	$5,710

Balance sheet data:
Current assets	$113,819	$113,819
Other assets	15,033	15,033

Total assets	$128,852	$128,852

Current liabilities	$7,839	$7,839
Other liabilities	—	—

Total liabilities	$7,839	$7,839

Memorial Village.  As a result of the uncertainty of future cash flows related to the Company’s surgery center business as well as the transactions involving TASC and TOM, the Company determined that the joint venture interest associated with the joint venture interest associated with Memorial Village was impaired and recorded a charge for impairment of intangible assets related to Memorial Village of $3,229,462 for the three months ended June 30, 2005. In November 2005, the Company decided that, as a result of ongoing losses at Memorial Village, it would need to either find a buyer for the Company’s equity interests in Memorial Village or close the facility. In preparation for this pending transaction, the Company tested the identifiable intangible assets and goodwill related to the surgery center business using the present value of cash flows method. As a result of the decision to sell or close Memorial Village, as well as the uncertainty of cash flows related to the Company’s surgery center business, the Company recorded an additional charge for impairment of intangible assets of $1,348,085 for the three months ended September 30, 2005. As described in Note 1. General — Description of Business — Ambulatory Surgery Center Business, effective January 31, 2006, the Company executed an Asset Purchase Agreement to sell substantially all of the assets of Memorial Village. As a result of this transaction, the Company recorded a gain on the disposal of this discontinued component (in addition to the charge for impairment of intangible assets) of $574,321 for the quarter ended March 31, 2006. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to Memorial Village totaling $2,005,383 for the quarter ended December 31, 2005. The operations of this component are reflected in the Company’s consolidated statements of operations as ‘loss from operations of discontinued components’ for the three months and six months ended June 30, 2006 and 2005, respectively.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following table contains selected financial statement data related to Memorial Village as of and for the three months and six months ended June 30, 2006 and 2005, respectively:

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

Income statement data:
Net operating revenues	$—	$684,676	$17,249	$1,268,852
Operating expenses	—	812,407	170,285	1,511,624

Net loss	$—	$(127,731)	$(153,036)	$(242,772)

Balance sheet data:
Current assets	$—	$861,111	$—	$861,111
Other assets	—	767,497	—	767,497

Total assets	$—	$1,628,608	$—	$1,628,608

Current liabilities	$—	$729,567	$—	$729,567
Other liabilities		725,884		725,884

Total liabilities	$—	$1,455,451	$—	$1,455,451

San Jacinto.  As described in Note 1. General — Description of Business — Ambulatory Surgery Center Business, effective March 1, 2006, the Company executed an Asset Purchase Agreements to sell substantially all of the assets of San Jacinto, which is 10% owned by Baytown SurgiCare, Inc., a wholly owned subsidiary of the Company and is not consolidated in the Company’s financial statements. As a result of the uncertainty of future cash flows related to the Company’s surgery center business, and in conjunction with the transactions involving TASC and Tom the Company determined that the joint venture interest associated with San Jacinto was impaired and recorded a charge for impairment of intangible assets related to San Jacinto of $734,522 for the three months ended June 30, 2005. The Company also recorded an additional $2,113,262 charge for impairment of intangible assets for the three months ended September 30, 2005 related to the management contracts with San Jacinto. As a result of this transaction, the Company recorded a gain on disposal of this discontinued operation of $94,066 for the quarter ended March 31, 2006. The Company allocated the goodwill recorded as part of the IPS Merger to each of the surgery center reporting units and recorded a loss on the write-down of goodwill related to San Jacinto totaling $694,499 for the quarter ended December 31, 2005.

Orion.  Prior to the divestiture of the Company’s ambulatory surgery center business, the Company recorded management fee revenue, which was eliminated in the consolidation of the Company’s financial statements, for Bellaire SurgiCare, TASC and TOM and Memorial Village. The management fee revenue for San Jacinto was not eliminated in consolidation. The management fee revenue associated with the discontinued operations in the surgery center business totaled $968 and $61,039, respectively, for the three months and six months ended June 30, 2006. For the three months and six months ended June 30, 2005, the Company generated management fee revenue of $112,155 and 218,407, respectively, and net minority interest losses totaling $3,318 and 42,765, respectively. For the quarters ended June 30, 2005 and December 31, 2005, the Company recorded a charge for impairment of intangible assets of $276,420 and $142,377, respectively, related to trained work force and non-compete agreements affected by the surgery center operations the Company discontinued in 2005 and early 2006.

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

The following table summarizes the components of income (loss) from operations of discontinued components:

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
		(Restated)		(Restated)

Bellaire SurgiCare
Net loss	$—	$—	$—	(188,418)
Loss on disposal	—	—	—	(163,049)
CARDC
Net income	—	—	—	38,700
Gain on disposal	—	(238,333)	—	268,292
IntegriMED
Net loss	—	(310,776)	—	(707,896)
Loss on disposal	—	(47,101)	—	(47,101)
TASC and TOM
Net income	—	74,541	—	39,995
Loss on disposal	—	(2,122,445)	—	(2,122,445)
Sutter
Net income	—	2,248	—	5,710
Memorial Village
Net loss	—	(127,731)	(153,036)	(242,772)
Gain (loss) on disposal	—	(3,229,462)	574,321	(3,229,462)
San Jacinto
Gain (loss) on disposal	—	(734,522)	94,066	(734,522)
Orion
Net income	968	(169,244)	61,039	(100,778)

Total income (loss) from operations of discontinued components, including net gain (loss) on disposal	$968	$(6,902,825)	$576,390	$(7,183,746)

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

Note 10.	Long-Term Debt

Long-term debt is as follows:

	As of
	June 30, 2006	December 31, 2005

Promissory note due to sellers of MBS, bearing interest at 8%, interest payable monthly or on demand, matures December 15, 2007	$1,714,336	$1,000,000
Working capital due to sellers of MBS, due on demand	—	199,697
Term loan with a financial institution, non-interest bearing, matures November 15, 2010, net of accretion of $654,418 and $641,467, respectively	3,095,725	3,108,677
Revolving line of credit with a financial institution, bearing interest at 6.5%, interest payable monthly or on demand(1)	—	778,005
$2,300,000 revolving line of credit, bearing interest at prime (8.25% at June 30, 2006) plus 6%, interest payable monthly, matures December 14, 2006(2)	998,668	1,703,277
Convertible notes, bearing interest at 18%, interest payable monthly, convertible on demand	50,000	50,000
Note payable due to a related party, bearing interest at 6%, interest payable monthly, due on demand	—	13,611
Insurance financing note payable, bearing interest at 5.25%, interest payable monthly	126,140	—
Convertible promissory notes due to a related party, bearing interest at 9%, matures October 15, 2006	1,250,000	1,250,000

Total long-term debt	7,234,869	8,103,267
Less: current portion of long-term debt	(3,439,897)	(4,231,674)

Long-term debt, net of current portion	$3,794,972	$3,871,593

(1)	As of March 13, 2006, the Company had retired approximately $778,000 of debt at a discounted price of $112,500.

(2)	As part of the Loan and Security Agreement, the Company is required to comply with certain financial covenants, measured on a quarterly basis. The financial covenants include maintaining a required debt service coverage ratio and meeting a minimum operating income level for the surgery and diagnostic centers before corporate overhead allocations. At June 30, 2006, the Company was out of compliance with both of these financial covenants and has notified the lender as such. Under the terms of the Loan and Security Agreement, failure to meet the required financial covenants constitutes an event of default. Under an event of default, the lender may (i) accelerate and declare the obligations under the credit facility to be immediately due and payable; (ii) withhold or cease to make advances under the credit facility; (iii) terminate the credit facility; (iv) take possession of the collateral pledged as part of the Loan and Security Agreement; (v) reduce or modify the revolving loan commitment; and/or (vi) take necessary action under the Guaranties. The full amount of the loan as of June 30, 2006 is recorded as a current liability. In December 2005, the Company received notification from CIT stating that (i) certain events of default under the Loan and Security Agreement had occurred as a result of the Company being out of compliance with two financial covenants relating to its debt service coverage ratio and its minimum operating income level, (ii) as a result of the events of default, CIT raised the interest rate for monies borrowed under the Loan and Security Agreement to the provided “Default Rate” of prime rate plus 6%, (iii) the amount available under the revolving credit facility was reduced to $2,300,000 and

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

(iv) CIT reserved all additional rights and remedies available to it as a result of these events of default. The Company is currently in negotiations with CIT to obtain, among other provisions, a waiver of the events of default. In the event CIT declares the obligations under the Loan and Security Agreement to be immediately due and payable or exercises its other rights described above, the Company would not be able to meet its obligations to CIT or its other creditors. As a result, such action would have a material adverse effect on the Company’s ability to continue as a going concern.

Note 11.	Litigation

On January 1, 1999, IPS acquired Children’s Advanced Medical Institutes, Inc. (“CAMI”) in a merger transaction. On that same date, IPS began providing management services to the Children’s Advanced Medical Institutes, P.A. (the “P.A.”), an entity owned by the physicians affiliated with CAMI. The parties’ rights and obligations were memorialized in a merger agreement, a management services agreement and certain other agreements. On February 7, 2000, the P.A., certain physicians affiliated with the P.A., and the former shareholders of CAMI filed suit against IPS in the U.S. District Court for the Northern District of Texas, Dallas Division, Civil Action File No. 3-00-CV-0536-L. On May 9, 2001, IPS (which was formerly known as Pediatric Physician Alliance, Inc.) filed suit against the P.A., certain physicians who were members of the P.A., and Patrick Solomon as Escrow Agent of CAMI. The case was filed in the U.S. District Court for the Northern District of Texas, Dallas Division, Civil Action File No. 3-01CV0877-L. In their complaint, the P.A., the former shareholders of CAMI and the physicians seek a claim against IPS for approximately $500,000 (which includes interest and attorneys’ fees). IPS asserted a claim against the physicians for over $5,000,000 due to the overpayments and their alleged breach of the agreements. An arbitration hearing was held on the claim filed by the former shareholders of CAMI in January 2004, and the Arbitrator issued an award against IPS. The U.S. District Court confirmed the award in the amount of $548,884 and judgment was entered. IPS has accrued approximately $540,000 for possible losses related to this claim. On June 1, 2005, IPS and the physicians executed a settlement agreement under which $300,000 of the judgment was paid to the physicians with the remaining amount of the judgment being returned to IPS. All claims asserted in the lawsuit and arbitration were dismissed with prejudice.

On October 5, 2004, Orion’s predecessor, SurgiCare, was named as a defendant in a suit entitled Shirley Browne and Bellaire Anesthesia Management Consultants, Inc. (“BAMC”) v. SurgiCare, Inc., Bellaire SurgiCare, Inc., Sherman Nagler, Jeffrey Penso, and Michael Mineo, in the 152nd Judicial District Court of Harris County, Texas, Cause No. 2004-55688. The dispute arises out of the for cause termination of BAMC’s exclusive contract to provide anesthesia services to Bellaire SurgiCare, Inc. Ms. Browne had filed a charge of discrimination with the EEOC on February 6, 2004, claiming that she was terminated in retaliation for having previously complained about discriminatory treatment and a hostile work environment. She claimed she had been discriminated against based on her sex, female, and retaliated against in violation of Title VII. The Company denied Ms. Browne’s allegations of wrongdoing. The EEOC declined to institute an action and issued a right to sue letter, which prompted the lawsuit. The parties have reached a final settlement, which was accrued for as of September 30, 2005 and paid on December 27, 2005, on all matters for dismissal of all claims.

On July 12, 2005, Orion was named as a defendant in a suit entitled American International Industries, Inc. vs. Orion HealthCorp, Inc., previously known as SurgiCare, Inc., Keith G. LeBlanc, Paul Cascio, Brantley Capital Corporation, Brantley Venture Partners III, L.P., and Brantley Partners IV, L.P. in the 80th Judicial District Court of Harris County, Texas, Cause No. 2005-44326. This case involves allegations that the Company made material and intentional misrepresentations regarding the financial condition of the parties to the acquisition and restructuring transactions effected on December 15, 2004 for the purpose of inducing American International Industries, Inc. (“AII”) to convert its SurgiCare Class AA convertible preferred stock (“Class AA Preferred Stock”) into shares of Orion Class A Common Stock. AII asserts that the value of its Class A Common Stock of Orion has fallen as a direct result of the alleged material misrepresentations by the Company. AII is seeking actual damages of $3,800,000, punitive damages of $3,800,000, and rescission of the agreement to convert the Class AA Preferred Stock into

Orion HealthCorp, Inc.

Notes to Unaudited Consolidated Condensed Financial Statements — (Continued)

Class A Common Stock. The Company and the other defendants filed an Answer denying the allegations set forth in the Complaint.

In addition, the Company is involved in various other legal proceedings and claims arising in the ordinary course of business. The Company’s management believes that the disposition of these additional matters, individually or in the aggregate, is not expected to have a materially adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the Company’s future results of operations or cash flows in a particular period.

Note 12.	Subsequent Events

In connection with the DCPS/MBS Merger in December 2004, 75,758 shares of Orion’s Class A Common Stock were reserved for issuance at the direction of the sellers of the MBS and DCPS equity. On July 14, 2006, 75,000 shares of Class A Common Stock were issued to certain employees and affiliates of MBS and DCPS.

On August 8, 2006, Brantley IV and the Company executed the First and Second Note Second Amendment, which extends the First Note Maturity Date and Second Note Maturity Date to October 15, 2006. (See Note 2. Going Concern).

Note 13. Restatement of Financial Statements

On November 1, 2006, the Company received comments from the Staff of the Securities and Exchange Commission (the “SEC”) in connection with their review of the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on September 11, 2006. In connection with the receipt of these comments, the Company determined that the Company’s presentation of the “charge for impairment of intangible assets” in continuing operations rather than in discontinued operations was inconsistent with the guidelines set forth under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Accordingly, the Company’s historical unaudited consolidated condensed statements of operations and statements of cash flows for the three months and six months ended June 30, 2005 have been restated to reflect the reclassification of the “charge for impairment of intangible assets” of $6,362,849 from continuing operations to discontinued operations. The reclassification had no effect on the consolidated net income or cash flows of the Company for the periods presented.

Annex L

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (together with the Schedules referenced herein and attached hereto, the “Agreement”), dated as of September 8, 2006, is by and among (i) Orion HealthCorp Inc., a Delaware corporation or its designee (“Buyer”), (ii) On Line Alternatives, Inc., an Alabama corporation (“OL Alternatives”); (iii) On Line Payroll Services, Inc., an Alabama corporation (“OL Payroll” and OL Alternatives, each a ‘‘Company” and collectively, the “Companies”) and (iv) the shareholders of OL Alternatives and OL Payroll (each a “Shareholder” and collectively, the “Shareholders”).

R E C I T A L S:

WHEREAS, Shareholders collectively own one hundred percent of the issued and outstanding shares of capital stock of OL Alternatives and OL Payroll.

WHEREAS, Shareholders desire to sell to Buyer, and Buyer desires to purchase from Shareholders, the Shares (as defined below) owned by each of the Shareholders, all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements, and subject to the terms and conditions, set forth herein, the parties agree as follows:

ARTICLE I

TRANSFER OF SHARES

Section 1.1  Sale of Shares.  On the terms and subject to the conditions in this Agreement, Buyer will purchase, and each Shareholder will convey, transfer, assign and deliver to Buyer, free and clear of all Encumbrances (as defined below), on the Closing Date (as defined below), that number of the shares of capital stock of each Company set forth opposite his or her name on Schedule 1.1 attached hereto (the “Shares”).

Section 1.2  Method of Conveyance and Transfer.  The conveyance and transfer of the Shares will be effected by delivery of all certificates evidencing the Shares, duly endorsed in blank by each Shareholder, or such other instruments of transfer as are reasonably acceptable to Buyer in each case, vesting in Buyer good and marketable title to the Shares, free and clear of all Encumbrances.

ARTICLE II

PAYMENT OF PURCHASE PRICE

Section 2.1  Purchase Price.  Buyer agrees to pay to Shareholders at Closing, Three Million Three Hundred Ten Thousand Nine Hundred Twenty Four Dollars ($3,310,924.00) (the “Purchase Price”) for the Shares by delivery of (i) a promissory note in the form attached hereto as Exhibit A (the “Note”) in the aggregate principal amount of Eight Hundred Thirty Three Thousand Nine Hundred Eighty One Dollars ($833,981) and (ii) cash for the balance of the Purchase Price payable by wire transfer or delivery of immediately available funds; provided, however that if Buyer determines in its reasonably discretion that additional cash may be needed to operate the business after the Closing, Buyer may pay up to Seventy Five Thousand Dollars ($75,000) of the Purchase Price by delivery of a promissory note, the form of which is attached hereto as Exhibit B (the “Short Term Note”). The Purchase Price will be allocated among the Shareholders in proportion to their respective holdings in OL Payroll and OL Alternatives as set forth on Schedule 1.1 to this Agreement. The obligation to pay the Note will be subject to the restrictions and adjustments set forth in Section 2.2 below.

Section 2.2  Purchase Price Adjustments.

(a) Within forty five (45) days following the end of the 12 month anniversary of the Closing (the “Earnout Period”), Buyer shall deliver a written notice to the Shareholders detailing the revenue of the Companies as determined on a cash basis in accordance with generally accepted accounting principles (“GAAP”) for the twelve (12) month period following the Closing (“Actual Revenue”). If the Actual Revenue exceeds Two Million Five Hundred Thousand Two Hundred Fifty Nine Dollars ($2,500,259) (“Minimum Revenue Target”) then the Purchase Price will be increased on a dollar-for-dollar basis by the lesser of (i) the amount of such excess or (ii) Five Hundred Thousand Fifty One Dollars and Eighty Cents ($500,051.80) (“Upward Adjustment Amount”). Within five (5) days following such determination, Buyer shall pay to each Shareholder such Shareholder’s pro-rata portion of the Upward Adjustment Amount and the entire balance of the Note shall be paid in full at maturity. If the Actual Revenue is less than the Minimum Revenue Target then the principal amount of the Note shall be reduced by such amount on a dollar-for-dollar basis (“Downward Adjustment Amount”) and the balance of the Note shall be paid by Buyer to the Shareholders within five (5) days following such determination, in full satisfaction of the Note. If the Downward Adjustment Amount exceeds the outstanding balance of the Note, Shareholders shall not be required to repay such excess amount to the Buyer.

(b) If during the Earnout Period (i) Buyer moves the principal location of the business, including the data processing operations, out of the greater Mobile, Alabama geographic region, (ii) Buyer terminates the employment of William Suffich and Dee Matter, without cause (as defined in the Employment Agreements) or (ii) the employment of William Suffich and Dee Matter is terminated by either of them for Good Reason (as defined in the Employment Agreements), there will be no reduction in the Purchase Price as provided in Section 2.2(a) above.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SHAREHOLDERS AND EACH COMPANY

Companies and Shareholders, jointly and severally, represent and warrant to Buyer that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though then made and as though the Closing Date were substituted for the date of this Agreement in this Article III ) as follows:

Section 3.1  Organization and Standing.  OL Payroll is a corporation duly organized, validity existing and in good standing under the laws of the state of Alabama. OL Alternatives is a corporation duly organized, validly existing and in good standing under the laws of the state of Alabama. Each Company has full corporate power and authority to own its properties and to carry on its business as and where now conducted and to own and lease and operate its properties at and where now owned or leased and operated by it. Each Company is qualified to do business in every jurisdiction in which it owns or leases property, or the nature of the business conducted by it make such qualification necessary. Neither OL Payroll nor OL Alternatives has been a party to any merger, reorganization or consolidation nor has either changed its jurisdiction of organization.

Section 3.2  Authority of Shareholders; Consents.

(a) Each Shareholder represents for himself or herself that he or she has (i) the power and authority to execute and deliver this Agreement and the other instruments and agreements to be executed and delivered by him or her as contemplated hereby, and (ii) the power and authority to consummate the transactions contemplated hereby and by the other instruments and agreements to be executed and delivered by him or her contemplated hereby, including the sale, assignment, transfer and conveyance of his or her Shares pursuant to this Agreement (the “Transaction Documents”). Each Shareholder further represents for himself or herself that no further action is necessary on his or her part to make the Transaction Documents valid, binding and enforceable on him or her in accordance with their terms and when executed and delivered the Transaction Documents shall have been duly executed and delivered by him or her and shall be the valid and binding obligations of him or her, enforceable against him or her in accordance with their terms.

(b) The execution, delivery, consummation and performance of the Transaction Documents by the Shareholders or the Companies (i) are not contrary to the Charter Documents (as defined below) of each Company,

(ii) except as set forth on Schedule 3.2, do not now and will not result in a violation or breach of, conflict with or constitute a default (or give rise to any right of termination, cancellation, payment or acceleration) under, result in the creation of any liens, security interests, option, rights of first refusal, claims, easements, mortgages, charges, indentures, deeds of trust, rights of way, restrictions on the use of real property, encroachments, licenses to third parties, leases to third parties, security agreements, or any other encumbrances and other restrictions or limitations on use of real or personal property or irregularities in title thereto (each, an “Encumbrance”) on any of the properties of either Company, or on either Company under any term or provision of any note, bond, mortgage, indenture, guarantee, license, franchise, permit, agreement, understanding, arrangement, contract, commitment, lease, franchise agreement or other instrument or obligation (whether oral or written) (each, including all amendments thereto, a “Contract”) to which any Shareholder or either Company is a party, or by which him, her, or it or any of his, her or its properties or assets is bound, (iii) do not result in a violation or breach of, conflict with or constitute a default under, nor result in the creation of any Encumbrance on any of the properties of either Company under any Environmental Law (as defined below) or any other statute, law, ordinance, rule or regulation of any Governmental or Regulatory Authority (as defined below) (individually, a ‘‘Law”) or under any judgment, order, injunction, decree, writ, permit or license of any Governmental or Regulatory Authority or any Arbitration Panel (individually, an “Order”) applicable to either Company, and (iv) does not result in any acceleration or termination of any loan or security interest agreement to which a Shareholder or either Company is a party or to which the any Shareholder or a Company or any of their respective assets is subject or bound. For purposes of this Agreement, “Charter Documents” means the Articles of Incorporation, Bylaws or other similar organizational documents of each of the Companies or the Buyer, as the case may be, and any amendments thereto, as applicable.

(c) No consent, approval or action of, filing with or notice to, any instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (“Governmental or Regulatory Authority”) or private third party is necessary or required under any of the terms, conditions or provisions of any Law or Order applicable to either Company or any Shareholder or by which any of his, her or its properties or assets may be bound, or under any Contract to which a Company or any Shareholder is a party or by which his, her or it or any of his, her or its assets or properties may be bound, for the execution and delivery of this Agreement by Shareholders, the performance by Shareholders of their obligations hereunder or the consummation of the transactions contemplated hereby.

Section 3.3  Capitalization; Title.

(a) The authorized capital stock of OL Payroll and OL Alternatives and the number of shares of each class of capital stock issued and outstanding of such Company is as set forth on Schedule 3.3(a). All of the issued and outstanding shares of each Company have been duly authorized, validly issued, fully paid and are nonassessable and are not subject to, and were not issued in violation of, any preemptive rights or any applicable securities laws and regulations. There are no outstanding or authorized offers, subscriptions, conversion rights, options, warrants, rights, convertible or exchangeable securities, stock appreciation, phantom stock, profit participation, understandings, claims of any character, obligations or other agreements or commitments of any nature, whether formal or informal, firm or contingent, written or oral, relating to the capital stock of, or other equity or voting interest in, either Company, pursuant to which such Company is or may become obligated to: (i) issue, deliver, sell or transfer, or cause to be issued, delivered, sold or transferred, any shares of the capital stock or other ownership or voting interests in or securities of such Company (whether debt, equity, or a combination thereof); (ii) grant, extend, issue, deliver or enter into any such agreements or commitments; or (iii) repurchase, redeem or otherwise acquire any capital stock or other ownership interests in or securities of such Company.

(b) Upon consummation of the purchase of the Shares as contemplated by this Agreement, Buyer will be the record holder of one hundred percent (100%) of the equity interests of each Company, free and clear of all Encumbrances.

(c) There are no shareholder agreements or other agreements, commitments or arrangements of a nature whether formal or informal, firm or contingent, written or oral, relating to the management or ownership of any capital stock of a Company. Neither Company has any authorized or outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the shareholders of that Company on any matter.

(d) Each Shareholder represents and warrants for himself or herself that he or she has good and marketable title to the Shares being sold by him or her to Buyer hereunder free and clear of all Encumbrances.

Section 3.4  Books and Records.  The minute books of each Company, as previously made available to Buyer and its officers, directors, shareholders, key employees, attorneys, agents and other representatives (collectively, “Representatives”), contain accurate records of all meetings of, and all corporate actions taken by (including action taken by written consent) the Board of Directors and shareholders of that Company.

Section 3.5  Business Relations.  Schedule 3.5 lists the ten largest customers of each Company as of December 31, 2005 and sets forth opposite the name of each such customer the approximate amount of revenue (determined in accordance with GAAP) attributable to such customer for the year ended December 31, 2005. Except as set forth on Schedule 3.5, no service provider has the exclusive right to provide services to either Company. The relationships of each Company with its customers are good commercial working relationships, and no customer has indicated that it will refuse to do business, or materially decrease the rate of business, with that Company in the future.

Section 3.6  Real Property.

(a) Neither OL Payroll nor OL Alternatives owns or has owned any real property. Schedule 3.6(a) is a true and complete list of (i) all real property leases to which a Company is a party, and (ii) all options, deeds of trust, deeds of declaration, mortgages and land contracts pursuant to or in which a Company has any interest (collectively, the “Real Property”). Shareholders have furnished to Buyer or its counsel true and complete copies of each written contract and a written description of each oral contract relating to the list set forth on Schedule 3.6(a).

(b) With respect to the Real Property:

(i) there is no condemnation proceeding or eminent domain proceeding of any kind pending or, to the knowledge of Shareholders, threatened against any of the Real Property;

(ii) the Real Property is occupied under valid and current certificates of occupancy or the like, and the transactions contemplated by this Agreement will not require the issuance of any new or amended certificates of occupancy or the like; there are no facts known to Shareholders which would prevent each location from being occupied after the Closing Date in substantially the same manner as before;

(iii) the Real Property does not violate, and all improvements are constructed in compliance with, all applicable federal, state or local statutes, laws, ordinances, regulations, rules, codes, orders or requirements, including, without limitation, any building, zoning or fire laws or codes (the “Laws and Ordinances”);

(iv) Shareholders have obtained all appropriate licenses, permits, building permits and occupancy permits that are required by the Laws and Ordinances;

(v) to the knowledge of Shareholders, there are no outstanding variances or special use permits affecting the Real Property or its uses;

(vi) no notice of a violation of any Laws and Ordinances, or of any covenant, condition, easement or restriction affecting the Real Property or relating to its use or occupancy has been given, nor are Shareholders aware of any such violation;

(vii) to the knowledge of the Shareholders, the Real Property has and will have as of the Closing Date adequate water supply, storm and sanitary sewage facilities, telephone, gas, electricity, fire protection, means of ingress and egress to and from public highways and, without limitation, other required public utilities. To the knowledge of the Shareholders, all utility lines and facilities presently serving the Real Property are serviced and maintained by the appropriate public or quasi-public entity. To the knowledge of the Shareholders, all utilities enter the Real Property through adjoining public streets or, if they pass through adjoining private land, they do so in accordance with valid public easements.

(viii) to the knowledge of Shareholders, no improvements have been made or are contemplated to be made by any public or private authority, the costs of which are to be assessed as special taxes or charges against the Real Property, and there are no present assessments;

(ix) to the knowledge of Shareholders, all improvements are without structural defects;

(c) With respect to the leased property comprising the Real Property including all leasehold improvements (collectively, the “Leased Property”):

(i) all leases are in writing and are duly executed and in full force and effect for their full term, and none have been modified, amended, sublet or assigned;

(ii) the rental set forth in each such lease is the actual rental being paid, and there are no separate agreements or understandings with respect to the same;

(iii) where a Company is the lessee, the lessee under each such lease has the full right to exercise any renewal option and on due exercise will be entitled to enjoy the use of the leased premises for the full term of such renewal option, and such renewal option does not terminate on assignment of such lease;

(iv) there is no default by either Company or any other party which affects the Leased Property of that Company;

(v) where a Company is the lessee, on performance by the lessee of the terms of each lease (all of which terms have been fully performed by the lessee as of the date of this Agreement and will have been fully performed as of the Closing Date), the lessee has the full right to enjoy the use of the premises demised for the full term of the lease without disturbance by any other party, and there are no written or oral contracts between either Company and any third party relating to any claim by such third party of any right to all or any part of the interest that either Company has in any leasehold estate or otherwise relating to the use and occupancy by the same of such estate;

(vi) all security deposits required by such leases have been made and have not been refunded or returned, or their forfeiture claimed, in whole or in part, by any lessor; and

(vii) where a Company is the lessee, all leasehold improvements are in good operating or working condition and repair, after taking into account ordinary wear and tear, and are adequate for the operation of that Company’s business as presently conducted.

Section 3.7  Subsidiaries; Investments in Other Entities.  Neither Company has a direct or indirect equity interest, or debt or other securities convertible into any equity, ownership, proprietary or voting interest, in any entity, corporation or otherwise, or any right, warrant or option to acquire any such interest.

Section 3.8  Title to and Condition of Assets.  Each Company has good title to or, a valid leasehold interest in, free and clear of all Encumbrances except for Permitted Encumbrances necessary to operate the business of each Company as presently conducted. As used herein, “Permitted Encumbrances” shall mean Encumbrances (i) reflected in the Most Recent Balance Sheet (or the footnotes to the Most Recent Balance Sheet), (ii) consisting of zoning or planning restrictions or regulations, easements, Permits (as defined below), restrictive covenants, encroachments and other restrictions or limitations on the use of real property or irregularities in, or exceptions to, title thereto which, individually or in the aggregate, do not materially detract from the value of, or materially impair the use of, property used by each Company, and (iii) for current taxes, assessments or governmental charges or levies not yet due and payable. Each Company owns or has the exclusive right to use all of the tangible or intangible personal properties and assets currently used in the conduct of its business. All tangible and intangible assets of each Company are in its possession or under its control. All of the tangible personal property and assets used in the business of each Company are in good operating condition and repair, subject only to routine maintenance and ordinary wear and tear, and are fit and adequate for the purposes intended, and, together with the Real Property, constitute all of the assets currently used in the conduct of such Company’s business. Each Company enjoys peaceful and quiet possession of its assets pursuant to or by deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

Section 3.9  Financial Statements.  Shareholders have provided Buyer with the financial statements of the Company listed below (the ‘‘Financial Statements”) and will provide the monthly financial statements of the Company for each full month after the date hereof up to the Closing Date, as soon as practicable after the date of such month (the ‘‘Interim Monthly Financial Statements”):

(a) audited balance sheets and statements of income, changes in stockholders’ equity, and cash flow of the Companies as of and for the fiscal years ended December 31, 2005, and December 31, 2004 (the “Audited Financial Statements”), including the notes pertaining thereto, prepared and certified by independent accountants; and the internally prepared balance sheet and profit and loss statement of each Company for the fiscal year ended December 31, 2003; and

(b) unaudited balance sheets and statements of income, changes in stockholders’ equity and cash flows as of and for the month ended April 30, 2006 (the “Most Recent Balance Sheet”).

The Financial Statements and the Most Recent Balance Sheet (and, when delivered, the Interim Monthly Financial Statements) (i) have been prepared in accordance with GAAP throughout the periods covered thereby, (ii) present fairly the Companies’ financial condition, results of operations and changes in stockholder equity and cash flows as of the respective dates and periods thereof (iii) are true and complete and (iv) are consistent with the books and records of the Company; provided however, that the Most Recent Balance Sheet and the Interim Monthly Financial Statements do not include footnotes and are subject to normal year-end adjustments (which will not be material individually or in the aggregate).

Section 3.10  Absence of Certain Changes.

(a) Since December 31, 2005, each Company has conducted its business in the ordinary and regular course consistent with past practice. Since such date, there has not been any Material Adverse Effect with respect to the Companies, and no fact, circumstance or event exists or has occurred which could result in a Material Adverse Effect with respect to the Companies. For purposes of this Agreement, “Material Adverse Effect” shall mean any event, change or circumstance that individually or when taken together would or could reasonably be expected to (i) have a negative impact on revenues of the Companies of more than Three Hundred Thousand Dollars ($300,000.00) per year; (ii) create a liability not accrued for in the Most Recent Balance Sheet of more than Twenty Five Thousand Dollars ($25,000.00); (iii) result in a decrease in the value of the assets of the Companies (including, without limitation, intangible assets) of more than Twenty Five Thousand Dollars ($25,000.00) or (iv) hinder the ability of the Shareholders to effect the Closing.

(b) Except as set forth on Schedule 3.10 or as otherwise permitted under Section 17.10 of this Agreement, since December 31, 2005, neither Company has:

(i) amended or restated its Charter Documents;

(ii) authorized for issuance, issued, sold, delivered or agreed or committed to issue, sell or deliver (A) any capital stock of, or other equity or voting interest in, that Company or (B) any securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire either (1) any ownership interest of, or other equity or voting interest in, that Company, or (2) any securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire, any shares of the capital stock of, or other equity or voting interest in, that Company;

(iii) declared, paid or set aside any dividend or made any distribution with respect to, or split, combined, redeemed, reclassified, purchased or otherwise acquired directly, or indirectly, any ownership interest of, or other equity or voting interest in, that Company, or made any other change in the capital structure of that Company;

(iv) increased the compensation payable (including, but not limited to, wages, salaries, bonuses or any other remuneration) or to become payable to any officer, employee or agent, or any director of that Company other than in the ordinary course of business;

(v) made any bonus, profit sharing, pension, retirement or insurance payment, distribution or arrangement to or with any officer, employee, agent, or any director of that Company, except for payments that were already accrued prior to December 31, 2005, or were required by the terms of any Plan set forth on Schedule 3.20;

(vi) entered into, materially amended or become subject to any Contract of a type described in Section 3.15 or outside the ordinary course of business;

(vii) incurred, assumed or modified any indebtedness, except indebtedness incurred, assumed or modified in the ordinary course of business consistent with past practice;

(viii) permitted any of its properties or assets to be subject to any Encumbrance (other than Permitted Encumbrances);

(ix) sold, transferred, leased (including any sale-leaseback transaction), licensed or otherwise disposed of any assets or properties except for (A) sales of inventory in the ordinary course of business consistent with past practice and (B) leases or licenses entered into in the ordinary course of business consistent with past practice;

(x) acquired any business, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions, or entered into any Contract, letter of intent or similar arrangement (whether or not enforceable) with respect to the foregoing;

(xi) made any capital expenditure or commitment therefore in excess of Ten Thousand Dollars ($10,000.00) or otherwise acquired any assets or properties or entered into any Contract, letter of intent or similar arrangement (whether or not enforceable) with respect to the foregoing;

(xii) entered into, materially amended or became subject to any joint venture, partnership, strategic alliance, members’ agreement, co-marketing, co-promotion, co-packaging, joint development or similar arrangement;

(xiii) written-off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business consistent with past practice charged to applicable reserves;

(xiv) cancelled or waived any claims or rights of substantial value;

(xv) made any material change in any method of accounting or auditing practice;

(xvi) paid, discharged, settled or satisfied any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than payments, discharges or satisfactions in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the Audited Financial Statements;

(xvii) established, adopted, entered into, amended or terminated any Plan or any collective bargaining, thrift, compensation or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

(xviii) conducted its cash management customs and practices (including the collection of receivables and payment of payables) other than in the ordinary course of business consistent with past practice;

(xix) entered into any Contract with respect to (whether or not binding), or otherwise committed or agreed, whether or not in writing, to do any of the foregoing;

(xx) elected, revoked or amended any Tax election, settled or compromised any claim or assessment with respect to Taxes, executed any closing agreement, executed or consented to any waivers extending the statutory period of limitations with respect to the collection or assessment of any Taxes, or amended any Tax Returns.

Section 3.11  Absence of Undisclosed Liabilities.  Neither Company has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes) except for (i) liabilities set forth on the face of the December 31, 2005 balance sheet included in the Audited Financial Statements and (ii) current liabilities incurred in the ordinary course of business since December 31, 2005.

Section 3.12  Taxes.

(a) Each Company has filed all Tax Returns (as defined in subsection (k) below) required to be filed by or with such Company. All such Tax Returns were correct and complete in all respects and were prepared in compliance will all applicable Laws. All Taxes due and owing by each Company (whether or not shown on any Tax Return) have been paid. Neither Company has requested nor is either Company currently the beneficiary of any extension of time within which to file any Tax Return that has not yet been filed. Neither Company has received any notice of deficiency, assessment or proposed deficiency with respect to Taxes and Shareholders have no knowledge of any unassessed Tax deficiency proposed or threatened against either Company. There are no Encumbrances on the assets of either Company as a result of any Tax liabilities except for Taxes not yet due and payable.

(b) Each Company has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other party.

(c) Neither Company has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder (the “Code”), during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(d) Neither Company has been a party to any action or proceeding brought by any Governmental or Regulatory Authority for the assessment or collection of Taxes, nor has any such event been asserted or threatened against it. Neither Company is obligated to make any payments, nor is either Company a party to any agreement that under certain circumstances could obligate it to make any payments, that would not be deductible under Section 280G of the Code, nor is either Company liable under any agreements to compensate any person for any excise tax imposed pursuant to Section 4999 of the Code. Neither Company is or could be liable for the Taxes of any other Person or entity under Treasury Regulations Section 1.1502-6 or any comparable state, local or foreign statute or regulation, or as a transferee, successor, by contract, operation of Law or otherwise. For purposes of this Agreement, “Person” shall mean an individual, corporation, limited liability company, partnership, association, estate, trust, unincorporated organization, Governmental or Regulatory Authority, or other entity or organization.

(e) Neither Company has never been, nor is either Company presently a party to, a Tax sharing agreement or any similar agreement.

(f) There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Return of a Company for any period. No Taxing authority has audited any Tax Return or report filed by a Company for any taxable period or otherwise commenced any action or proceeding for the assessment or collection of Taxes, nor to Shareholders’ knowledge has any such event been threatened. All Tax deficiencies of each Company raised as a result of any past audits have been satisfied.

(g) No claim has ever been made by any Taxing authority in a jurisdiction where a Company does not file Tax Returns that such Company is or may be subject to taxation by that jurisdiction.

(h) No adjustments have been made by either Company under Code Section 481 which will affect the Taxes of such Company for any taxable years that end on or after the Closing Date. Neither Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) a change in method of accounting, or (ii) a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law).

(i) Shareholders have furnished to Buyer complete and correct copies of all Tax Returns filed by each Company for each fiscal year beginning after December 31, 2000 and have furnished to Buyer complete and correct copies of all audit reports received by either Company with respect to the audit of any Tax Return for any taxable period. Schedule 3.12(i) lists all jurisdictions in each Company currently file Tax Returns.

(j) As to all Tax periods, or portions thereof, which end prior to, or include the Closing Date, the liability of a Company for Taxes with respect to such periods, or portions thereof, does not exceed the amount accrued for such liability on the Most Recent Balance Sheet, as adjusted for operations and transactions of that Company in the ordinary course of business through the Closing Date, in accordance with the past practice and custom of that Company.

(k) For purposes of this Agreement, “Taxes” shall mean any and all taxes, charges, fees, duties, levies or other assessments, including, without limitation, income, gross receipts, value added, Alternatives or add-on minimum, estimated, excise, real or property, sales, withholding, social security, retirement, employment, unemployment, occupation, profits, capital gains, capital stock, severance, windfall profit, stamp, environment (including taxes under Section 59A of the Code), use, service, service use, license, net worth, payroll, franchise, transfer, recording and other taxes, customs and import dues, fees or other governmental charges of any kind, imposed by any Governmental Authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any taxing agency thereof), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include (i) any interest, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, (charges, fees, levies or other assessments) and (ii) any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity. “Tax Return” shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information and estimated returns, schedules or attachments, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information and including any amendment thereof.

(l) OL Alternatives elected with the Internal Revenue Service to be taxed as an “S Corporation” as of January 1, 2000 and OL Payroll elected with the Internal Revenue Service to be taxed as an “S Corporation” as of September 29, 1997 (each an “S-Election Date”). Each Company has been validly electing “S corporations” within the meaning of Sections 1361 and 1362 of the Code at all times since the date of the applicable S-Election Date for such Company and will be “S corporations” up to and including the Closing Date.

Section 3.13  Brokerage and Finder’s Fees.  Neither Company has incurred or will incur any liability to any broker, finder or agent for any brokerage fees, finder’s fees, or commissions with respect to the transactions contemplated by this Agreement. Any liability to any broker, finder or agent for any brokerage fees, finder’s fees, or commissions with respect to the transactions contemplated by this Agreement is the sole responsibility of Shareholders and neither Company is or will be responsible for any such fees.

Section 3.14  Employment Matters.  Except as set forth on Schedule 3.14:

(a) Neither Company is a party to, participates in, or is bound by, any collective bargaining agreement or union Contract, or employment, bonus, deferred compensation, insurance, pension, profit sharing or similar personnel arrangement, any stock purchase, stock option or other stock plans or programs or any employee termination or severance arrangement.

(b) The employment by a Company of any Person (whether or not there is a written employment agreement) may be terminated at will, without penalty or liability of any kind other than accrued vacation pay, sick pay, other employee benefits as provided by that Company’s policies and procedures or by applicable Law or regulations.

(c) There are no active, pending or, to Shareholders’ knowledge, threatened administrative or judicial proceedings under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Occupational Safety and Health Act, the National Labor Relations Act or any other foreign, federal, state or local Law (including common law), ordinance or regulation relating to the employees of either Company.

(d) The relation of each Company with its employees is good and no work stoppage, slowdown or labor strike is pending, or to Shareholders’ knowledge, threatened.

(e) Neither Company has any Equal Employment Opportunity Commission charges or other claims of employment discrimination pending or, to Shareholders’ knowledge, threatened against them. No wage and hour department investigation has been made of either Company. Neither Company has received notice that there are any occupational health and safety claims against it.

Section 3.15  Material Contracts.

(a) Schedule 3.15(a) is a true and correct list of each Contract to which each Company is a party or by which any of its assets, businesses or operations are bound or affected, the subject matter of which includes any of the following:

(i) all Contracts which contain restrictions with respect to payment of dividends or any other distribution in respect of the capital stock or other equity interests of that Company;

(ii) all Contracts relating to capital expenditures or other purchases of material, supplies, equipment or other assets or properties (other than purchase orders for inventory or supplies in the ordinary course of business) in excess of Ten Thousand Dollars ($10,000) individually or One Hundred Thousand Dollars ($100,000) in the aggregate;

(iii) all Contracts involving a loan (including any guaranty of such loan) (other than accounts receivable from trade debtors in the ordinary course of business) or advance to (other than travel and entertainment allowances and automobile allowances to the employees of such Company extended in the ordinary course of business), or investment in, any Person or any Contract relating to the making of any such loan, advance or investment;

(iv) all Contracts involving indebtedness of such Company;

(v) all Contracts under which any Person has directly or indirectly guaranteed indebtedness of such Company;

(vi) all Contracts granting or evidencing a Lien on any properties or assets of such Company, other than liens on purchased or lease-purchased equipment;

(vii) all management service, consulting, financial advisory or any other similar type Contract and any Contracts with any investment or commercial bank;

(viii) all Contracts limiting the ability of such Company to engage in any line of business or to compete with any Person;

(ix) all Contracts (other than this Agreement and any agreement or instrument entered into pursuant to this Agreement) with (A) a Shareholder, any other Affiliate of such Company or any Affiliate of any Shareholder (other than that Company) or (B) any current or former officer or director of such Company;

(x) all Contracts (including letters of intent) involving the future disposition or acquisition of assets or properties, or any merger, consolidation or similar business combination transaction, whether or not enforceable;

(xi) all Contracts involving any joint venture, partnership, strategic alliance, shareholders’ agreement, joint or similar arrangement;

(xii) all Contracts involving any resolution or settlement of any actual or threatened litigation, arbitration, claim or other dispute;

(xiii) all Contracts involving (A) a confidentiality arrangement executed outside the ordinary course of business or (B) a standstill or similar arrangement;

(xiv) all Contracts involving leases or subleases of personal property to which such Company is a party (as lessee or lessor) and involving an annual base rental payment in excess of Ten Thousand Dollars ($10,000);

(xv) all Contracts involving Ten Thousand Dollars ($10,000) or more which are not cancelable by such Company without penalty on thirty (30) days’ or less notice;

(xvi) all Contracts with each of the customers listed on Schedule 3.5; and

(xvii) all other Contracts that are material to the business of such Company.

(b) Each Contract set forth on Schedule 3.15(a) (or required to be set forth on Schedule 3.15(a)) is in full force and effect and there exists no (i) default or event of default by the Company that is a party to such Contract or any other party to any such Contract with respect to any term or provision of any such Contract or (ii) event, occurrence, condition or act (including the consummation of the transactions contemplated hereby) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would give rise to a right of termination or become a default or event of default by such Company or any other party thereto, with respect to any term or provision of any such Contract. Neither Company has violated any of the material terms or conditions of any Contract or agreement set forth on Schedule 3.15(a) (or required to be set forth on Schedule 3.15(a)) to which it is a party and all of the covenants to be performed by any other party thereto have been fully performed in all material respects. Shareholders have delivered to Buyer true and complete copies, including all amendments, of each Contract set forth on Schedule 3.15(a).

Section 3.16  Section 3.1 Litigation.  Schedule 3.16 sets forth a true and complete list of all actions, suits, proceedings at Law or in equity, arbitration or other proceedings by a Governmental or Regulatory Authority or any other Person, or, to the knowledge of Shareholders, threatened, against or affecting either Company and which that Company (i) has been a party since December 31, 2003, or (ii) is currently a party and which relate to the business of such Company, including, without limitation, proceedings that could affect title to or interests in the assets of such Company or to the Shares. Shareholders do not know of any valid basis for any such action or proceeding. Neither Company is subject to any Order of any court or of any federal, state, local or other Governmental or Regulatory Authority, domestic or foreign. There is no current investigation of either Company by a Governmental or Regulatory Authority. Schedule 3.16 indicates which of the matters listed are covered by valid insurance and the extent of such coverage.

Section 3.17  Insurance  Schedule 3.17 is a true and correct list of all the policies of insurance (including bonding) covering the business, properties, assets and employees of each Company (including self-insurance) presently in force (including as to each (i) risk insured against, (ii) name of carrier, (iii) policy number, (iv) amount of coverage, (v) amount of premium, (vi) expiration date, and (vii) the property, if any, insured, indicating as to each whether it insures on an “occurrence” or a “claims made” basis). All of the insurance policies set forth on Schedule 3.17 are in full force and effect and all premiums, retention amounts and other related expenses due have been paid, and each Company is otherwise in compliance in all material respects with the terms and provisions of such policies to which it is a party. Neither Company is in default under any of the insurance policies to which it is a party set forth on Schedule 3.17 (or required to be set forth on Schedule 3.17) and there exists no event, occurrence, condition or act (including the sale of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default thereunder. Neither Company has received any notice of cancellation or non-renewal of any such policy or arrangement nor, to the knowledge of Shareholders, has the termination of any such policies or arrangements been threatened, and there exists no event, occurrence, condition or act (including the sale of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would entitle any insurer to terminate or cancel any such policies. Schedule 3.17 also sets forth a list of all pending claims and the claims history for each Company since December 31, 2002 (including with respect to insurance obtained but not currently maintained). Neither Company has been refused any issuance by any insurance carrier to which it has applied for insurance during the last five (5) years.

Section 3.18  Employees.  Schedule 3.18 is a true and correct list of all employees of each Company, their accrued vacation and sick pay, the nature of their duties, their annual compensation, and the date and amount of their last increase in compensation. A true, correct, and complete copy of each written employment contract and a description of each oral employment agreement with any employee has been delivered or made available to Buyer or its counsel.

Section 3.19  Intellectual Property Rights.

(a) “Intellectual Property” means all (i) patents, patent applications and patent disclosures, as well as any reissues, continuations, continuations-in-part, divisions, extensions or reexaminations thereof, (ii) trademarks, service marks, trade dress, trade names, logos, slogans, designs, Internet domain names and corporate names and registrations and applications for registration thereof, together with all of the goodwill associated therewith,

(iii) copyrights and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, pricing and cost information, financial and marketing plans and proposals, and customer and supplier lists and information, (vii) all other intellectual property and proprietary rights, and (viii) all copies and tangible embodiments of any of the foregoing (in whatever form or medium).

(b) Schedule 3.19(b) contains a complete and accurate list of the following that are owned or used by each Company as of the Closing Date: (i) all patented or registered Intellectual Property, (ii) all pending patent applications and applications for registrations of other Intellectual Property, (iii) all computer software products (other than mass-marketed software purchased or licensed for less than a total cost of One Thousand Dollars ($1,000.00)), (iv) material unregistered trade names, corporate names, trademarks, service marks, logos, slogans, designs and copyrights, and (v) all license or similar agreements with respect to Intellectual Property to which either Company is a party (collectively, “License Agreements”) (other than agreements for mass-marketed software purchased or licensed for less than a total cost of One Thousand Dollars ($1,000.00)), in each case identifying the subject Intellectual Property. Each License Agreement identified on Schedule 3.19(b) is in full force and effect and enforceable in accordance with its terms, and the consummation of the transactions contemplated by this Agreement will not cause an event of default or right of termination thereunder, breach the terms thereof, or otherwise impair either Company’s rights thereunder.

(c) Each Company owns and possesses, free and clear of all Encumbrances (except Permitted Encumbrances), all right, title and interest in or to, or has the right to use pursuant to a license agreement, all Intellectual Property necessary or used for the operation of its business as conducted as of the Closing Date (collectively with the Intellectual Property owned by each Company, the “Business Intellectual Property”). Each Company’s Business Intellectual Property is existing, in full force and effect and valid and enforceable. No Governmental or Regulatory Authority has rendered any holding, decision, or judgment that would limit, cancel or question the validity of the same or licensed by that Company. Each Company has taken all reasonable action to maintain and protect its respective Business Intellectual Property. There are no claims against either Company that are presently pending contesting the validity, use, registrability or enforceability of any of its Business Intellectual Property, and there is no basis for any such claim. Neither Company has infringed, misappropriated the Intellectual Property of a third party with and after the Closing Date. The use of the properties and assets as presently used will not infringe, misappropriate or conflict with any Intellectual Property of other Persons. Neither Company has received any notice regarding any of the foregoing (including any demands or offers to license any Intellectual Property from any other person), and (iii) no third party has infringed, misappropriated or otherwise conflicted with either Company’s Business Intellectual Property. The transactions contemplated by this Agreement shall not result in the loss or impairment of any right, title or interest of either Company and in that Company’s Business Intellectual Property will be available for use on terms and conditions identical to those under which each Company owned or used its Business Intellectual Property immediately prior to the Closing Date.

Section 3.20  Employee Benefit Plans and Other Plans.

(a) Except for the plans, policies or arrangements listed on Schedule 3.20, which Schedule includes all plans, policies and arrangements maintained by a Controlled Group member in the past or present (hereinafter referred collectively to as the “Plans” and individually as a “Plan”), no member of the Controlled Group (as defined below), directly or indirectly, maintains, sponsors or has any obligation or liability with respect to any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any fringe benefit plan, any equity compensation plan or arrangement (including, without limitation, stock option, restricted stock and stock purchase plans), any plan, policy or arrangement for the provision of executive compensation, incentive benefits, bonuses or severance benefits, any employment contract, collective bargaining agreement, deferred compensation agreement, cafeteria plan (within the meaning of Section 125 of the Code) or split-dollar insurance arrangement, any participation or similar agreement with a multiemployer pension fund, or any other plan, policy or arrangement for the provision of employee benefits. For the purposes of this Agreement, “Controlled Group” shall mean the Companies, and any person, entity or trade or business, whether or not incorporated, which is treated together with either Company as a member of the same group under Section 414(b), (c), (m) or (o) of the Code.

(b) No Plan is subject to Title IV of ERISA, no Plan is a part of a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, and no Plan is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA or Section 414(f) of the Code or a multiemployer plan described in clauses (i) and (ii) of Section 3(37)(A) of ERISA.

(c) With respect to each Plan identified on Schedule 3.20:

(i) All applicable ERISA and Code requirements with respect to such Plan as to the filing of reports, documents and notices with the Secretary of Labor and the Secretary of the Treasury, and the furnishing of such documents to participants or beneficiaries, have been complied with in all respects;

(ii) No Controlled Group member, employee of a Controlled Group member, Plan and, to the best knowledge of each Company, no other administrator or fiduciary of the Plan, has taken any action, or failed to take any action with respect to or in connection with the Plan, which action or failure could subject any Controlled Group member, or any employee of any Controlled Group member to any liability for breach of any fiduciary duty, or for any non exempt prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code);

(iii) The Plan, each Controlled Group Member, each employee of any Controlled Group member and, to the best knowledge of each Company, the other fiduciaries and administrators of the Plan have at all times complied with applicable requirements of law (including, without limitation, the Code and ERISA) that relate to the Plan and, with respect to the Plan, there are no ongoing audits or investigations by any governmental agency and there are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Plan, the assets of the Plan, a Controlled Group member, any employee, officer or director of a Controlled Group member or, to the best knowledge of each Company, against any other trustee, fiduciary or administrator of the Plan;

(iv) No trust associated with the Plan has earned any unrelated business taxable income that is subject to taxation under Section 511 of the Code;

(v) If the Plan provides health, accident or medical benefits, (A) the Plan sponsor and administrator have complied with the requirements of Part 6 of Subtitle B of Title I of ERISA and, as applicable, Sections 106, 162(k) and 4980B of the Code (herein collectively referred to as “COBRA”) and (B) the Plan does not provide for non-terminable or non-alterable health, accident, medical or life benefits for employees, former employees, dependents, beneficiaries or retirees, except as otherwise required by COBRA, and then only to the extent the person pays the “applicable premium” (as defined in Section 4980B(f)(4) of the Code) for such coverage, or otherwise pays the full cost of such coverage;

(vi) No changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the Plan. The Plan’s participants and benefits under the Plan are as represented and have not been increased subsequent to the date as of which documents have been provided;

(vii) Full payment has been made of all amounts which a Controlled Group member is required, under applicable law or under the Plan, to have paid as a contribution or a benefit;

(viii) The liability of each Controlled Group member with respect to each Plan has been fully funded based on reasonable and proper actuarial assumptions, has been fully insured, or has been fully reserved for on its financial statements;

(ix) The consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee or officer of the Corporation to severance pay, unemployment compensation or any other similar payment, (B) accelerate the time of payment or vesting under the Plan, (C) increase the amount of compensation due any such employee or officer, (D) directly or indirectly cause the Corporation to transfer or set aside any assets to fund or otherwise provide for the benefits under the Plan for any current or former employee, officer or director, or (E) result in any non exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; and

(x) Shareholders have delivered or caused to be delivered to Buyer or Buyer’s counsel true and correct copies of the following with respect to the Plan:

(A) A copy of the Plan and amendments thereto to the date hereof;

(B) A copy of each trust agreement, insurance or annuity contract and any other document pertaining to the Plan funding or the investment of Plan assets, including all amendments to such documents to the date hereof;

(C) The most recent determination letter issued by the IRS with respect to the Plan for which a determination letter has been issued and any pending determination letter request with respect to the Plan;

(D) The three (3) most recent Form 5500 series annual return/reports, including all applicable schedules and audited financial statements, filed with respect to the Plan (if required by ERISA);

(E) The most recent actuarial valuation report and asset valuation report for the Plan (if required by ERISA); and

(F) A copy of the latest summary plan description (within the meaning of Section 101(a)(1) of ERISA) of the Plan (if required by ERISA) and each subsequent summary of material modifications (within the meaning of Section 101(b)(2) of ERISA) thereto, which have been provided to employees and filed with the Department of Labor (if required by ERISA).

(d) With respect to each Plan identified on Schedule 3.20(a) that is an “employee pension benefit plan,” as defined in Section 3(2) of ERISA:

(i) If the Plan is funded or required to be funded under ERISA or is intended to be qualified under Section 401(a) of the Code (A) the Plan and any associated trust operationally comply with the applicable requirements of Section 401(a) of the Code, (B) the Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the “remedial amendment period” available under Section 401(b) of the Code (as extended under Treasury Regulations and other Treasury pronouncements upon which taxpayers may rely), (C) the Plan and any associated trust have received a favorable determination letter from the Internal Revenue Service stating that the Plan qualifies under Section 401(a) of the Code, that the associated trust qualifies under Section 501(a) of the Code and, if applicable, that any cash or deferred arrangement under the Plan qualifies under Section 401(k) of the Code, unless the Plan was first adopted at a time for which the above-described “remedial amendment period” has not yet expired, (D) the Plan currently satisfies the requirements of Section 410(b) of the Code, without regard to any retroactive amendment that may be made within the above-described “remedial amendment period”, and (E) no contribution made to the Plan is subject to an excise tax under Section 4972 of the Code; and

(ii) If the Plan is subject to the funding requirements of Section 412, of the Code (A) such requirements have been satisfied with respect to the Plan in all respects, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA) exists with respect to the Plan, whether or not waived, (C) no request for a waiver under Section 412(d) of the Code has been made with respect to the Plan, (D) no lien has been imposed against a Controlled Group member under Section 412(n) of the Code, and (E) the “accumulated benefit obligation” of Controlled Group members with respect to the Plan (as determined in accordance with Statement of Accounting Standards No. 87, “Employers’ Accounting for Pensions”) does not exceed the fair market value of Plan assets.

Section 3.21  Environmental Matters.

(a) Definitions. For purposes of this Section:

(i) “Hazardous Material” means any substance or waste containing hazardous substances, pollutants or contaminants as those terms are governed by or defined in Environmental Law, including but not limited to the

Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., any other foreign, federal, state or local laws, rules or regulations governing the manufacture, import, use, handling, storage, processing, transportation, release or disposal of substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or to the environment. This term Hazardous Material also includes asbestos-containing material, polychlorinated bi-phenyls and petroleum or petroleum-based products.

(ii) “Environmental Law” means any foreign, federal, state or local law, order, permit or other requirement of law, including any principle of common law, now or hereafter in effect, relating to the environment, public health or safety, in each case as applicable to a Company or its respective Real Property.

(iii) ‘‘Release” has the same meaning as in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.

(b) The Company has not allowed any Hazardous Material to be used, manufactured, stored, placed, processed or released on or off-site of the Real Property, in violation of any Environmental Law. The Real Property and each Company are in compliance with all Environmental Law. Neither Company or, if applicable, its Real Property is the subject of any investigation, notice, order or agreement, or to the knowledge of Shareholders, threatened investigation regarding any remedial action or the Release, threatened Release or presence of a Hazardous Material.

(c) Shareholders have provided to Buyer true and complete copies of all reports, audits, assessments, studies, analyses, data, correspondence, summaries, maps, photographs, tests and monitoring results (completed or uncompleted) initiated by or authorized by a Company or requested or ordered by any Governmental or Regulatory Authority within eight years prior to the date of this Agreement pertaining to any Environmental Law, Hazardous Materials, or human health and safety at or involving the business of one of the Companies, any of the Real Property or any real property owned, leased or otherwise used at any time by one of the Companies. All such documents are listed on Schedule 3.21(c).

Section 3.22  Licenses and Rights.  Each Company possesses all franchises, licenses, easements, permits (including occupancy permits), certificates, consents or authorizations of any Governmental or Regulatory Authority and from all other Persons or entities (each, a “Permit”) that are necessary to permit such Company to engage in the business that it is presently conducting at all locations and places where it is presently operating. Each Company has delivered or made available to Buyer for inspection a true and correct copy of each Permit obtained or possessed by the Company and all such Permits are in full force and effect and each Company is in compliance with all of its respective Permits. Any applications for the renewal of any such Permit, which are due prior to the Closing Date, will be timely made or filed prior to the Closing Date. No proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any such Permit is pending or threatened and there is no valid basis for such proceeding, including the transactions contemplated hereby. No administrative or governmental action or proceeding has been taken or, to the knowledge of Shareholders, threatened, in connection with the expiration, continuance or renewal of any such Permit.

Section 3.23  Compliance with Laws.  Each Company has complied in all respects with all applicable Laws and Orders and is in compliance with all applicable Laws and Orders. Neither Company has received any notice that any violation of the foregoing is being or may be alleged.

Section 3.24  Notes; Accounts Receivable.  All notes and accounts receivable of each Company are reflected properly on its respective books and records, are valid receivables not subject to any setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts. Since December 31, 2005, the Companies have not offered any discount, or setoff of, nor has either Company accelerated the payment of any note or receivable or agreed to accept a reduced amount or settlement of any amount due.

Section 3.25  Bank Accounts and Powers of Attorney.  Set forth on Schedule 3.25 is an accurate and complete list showing (i) the name and address of each bank in which each Company has an account or safe deposit box, the account number of any such account or any such box and the names of all persons authorized to draw thereon or to have access thereto, and (ii) the names of all persons, if any, holding powers of attorney from each Company and a summary statement of the terms thereof.

Section 3.26  Affiliate Transactions.  Except as set forth on Schedule 3.26, there are no Contracts, liabilities or obligations between either Company, on the one hand, and a Shareholder or any Affiliate of a Shareholder on the other hand (as used in this Agreement, “Affiliate” means, with respect to any person or entity, any person or entity that directly or indirectly, controls, is controlled by or is under common control with such person or entity).

Section 3.27  Schedule of Government Reports.  Schedule 3.27 is a true and correct list, and Shareholders have furnished or made available to Buyer or its counsel complete and correct copies of all reports, if any, filed on behalf of or with respect to a Company, since January 1, 2003, with the Department of Labor, Equal Employment Opportunity Commission, Federal Trade Commission, Department of Justice, Occupational Safety and Health Administration, Internal Revenue Service (other than Tax Returns and standard forms relating to compensation or remuneration of employees), Environmental Protection Agency, Securities and Exchange Commission or Pension Benefit Guarantee Commission, or any similar state agency.

Section 3.28  Casualty Occurrences.  Schedule 3.28 is a true and correct list of all occurrences pertaining to either Company during the last five (5) years including any injury or damage to persons or property as well as any defects or alleged defects in any of the products or services of a Company. All such occurrences listed on Schedule 3.28 are fully and adequately covered by paid-for insurance.

Section 3.29  FIRPTA.  No Shareholder is a non-resident alien individual, foreign person, or foreign corporation for the purposes of the Code Sections 871, 882 or 1445.

Section 3.30  Indebtedness.  Schedule 3.30 is a true and complete list of all indebtedness, including, without limitation, trade accounts payable owed by each Company, including a description of the terms of payment, and, if such indebtedness is secured, a description of all properties or other assets pledged, mortgaged, or otherwise hypothecated (voluntarily or involuntarily) as security.

Section 3.31  HIPAA Compliance.  Each Company is a “health care clearinghouse” and a “covered entity” as those terms are defined and used in Subpart F (Administrative Simplification) of the Health Insurance Portability and Accountability Act of 1996, P.L. 104-191, and the related regulations contained in 45 C.F.R. Parts 160 and 164, as amended (collectively, the “Privacy and Security Regulations”), the regulations contained in 45 C.F.R. Parts 160 and 162, as amended (collectively, the “Transaction Regulations”). Each Company is in full compliance with the Privacy and Security Regulations, the Transaction Regulations and all other Laws relating to the privacy, security and transmission of health information (collectively, ‘‘Health Information Laws”) with regard to its operations and the services it provides and with regard to any and all health plans maintained for the benefit of each Company’s employees. Promptly upon a Company’s receipt of a request from Buyer, such Company shall provide copies of policies and procedures and any and all other materials related to compliance with the Privacy and Security Regulations and the Transaction Regulations. To the extent required under the Privacy and Security Regulations, each Company is a party to compliant business associate agreements and trading partner agreements with all appropriate parties in accordance with the Privacy and Security Regulations. The format and transmission of information in the course of the transactions conducted by either Company meets the standards set forth and referenced in the Transaction Regulations. Neither Company has received any complaints or other notices or inquiries from any source of any failure to meet the requirements of any Health Information Laws.

Section 3.32  False Claims Act Compliance.  Neither Company has knowingly presented, or caused to be presented, a false or fraudulent claim for payment to any governmental health insurance program or other third party payor. Neither Company has violated any federal or state laws governing the submission of claims for payment to governmental and/or non-governmental payors, including, without limitation, the statutes codified at 18 U.S.C. 1347 and 31 U.S.C. 3729

Section 3.33  Disclosure.  This Agreement (including the Financial Statements referred to in Section 3.9 (including the footnotes thereto), any Schedule, Exhibit or certificate delivered pursuant to this Agreement) or any document or statement in writing, which has been supplied to Buyer or its Representatives by or on behalf of Shareholders, the Companies or any of their respective Representatives in connection with the transactions contemplated by this Agreement, do not contain any untrue statement of a material fact, or omit any statement of a material fact necessary to make the statements contained herein or therein not misleading.

Section 3.34  Cash.  The cash of the Companies will be no less than Ten Thousand Dollars ($10,000).

Section 3.35  Securities.  No Company has acquired, or agreed to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire voting securities of Buyer. No officer, director or shareholder of the Company has acquired, or agreed to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire voting securities of Buyer. Each Shareholder acknowledges and agrees that in connection with the transactions contemplated by this Agreement he or she is aware of material, non-public information regarding Buyer. Each Shareholder has complied with and will comply with all federal securities laws, applicable state securities laws and the rules of the American Stock Exchange relating to the offer and sale of securities of Buyer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Shareholders as follows:

Section 4.1  Organization and Good Standing.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware has full corporate power and authority to carry on its business as and where now conducted and to own or lease and operate its properties at and where now owned or leased and operated by it, and is qualified to do business in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary.

Section 4.2  Authority of Buyer.  The execution, delivery and consummation of this Agreement by Buyer has been authorized by the Board of Directors of Buyer in accordance with all applicable laws and the Charter Documents of Buyer. Buyer has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not (i) violate any provisions of the Charter Documents of Buyer, (ii) violate any Law or Order or regulation applicable to Buyer, or (iii) violate, result in a breach of or constitute a default under any mortgage, deed of trust, indenture or other agreement or instrument to which Buyer is a party, or any Order to which Buyer is party or by which it or its assets are bound.

Section 4.3  Enforceability.  This Agreement is the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability related to or affecting creditors’ rights.

Section 4.4  Governmental Approval.  Except for the approval of the stockholders of Buyer that may be required in connection with the Financing (as defined below) and any related filing with the SEC in connection therewith, no consent, approval, waiver, order, authorization, registration or declaration of, exemption by, or filing with, any Governmental or Regulatory Authority is required in connection with the execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

Section 4.5  Securities Not Registered; Investment Intent.  Buyer acknowledges that the Shares have not been registered under the federal securities laws or the securities laws of any state or any other jurisdiction and may not be offered or sold by Buyer unless subsequently registered under federal securities laws and any other securities laws or unless offered or sold in a transaction which is exempt from the registration provisions of the federal and other securities laws. Buyer is purchasing the Shares for its own account and for investment and not with a view towards distribution of the Shares.

ARTICLE V

CLOSING

The closing of the transactions contemplated by this Agreement (the ‘‘Closing”) will take place at the offices of Helmsing, Leach, Herlong, Newman & Rouse, P.C. Suite 2000, LaClede Building, 150 Government Street, Mobile, Alabama 36602 at 10:00 a.m. Central Time on October 31, 2006 after the satisfaction or waiver of the conditions set forth in Article VI and VII (other than any such conditions that by their terms cannot be satisfied until the Closing Date, which conditions shall be required to be so satisfied or waived on the Closing Date) (the “Closing Date”). If the Closing has not taken place by 11:59 PM on October 31, 2006, then, subject to the provisions of Section 6.14, the Closing Date shall be extended to November 30, 2006. Unless the parties otherwise agree in writing, if the Closing has not taken place by 11:59 PM on November 30, 2006, then, subject to the provisions of Section 6.14, this Agreement will be deemed to have been terminated and abandoned, subject to the legal rights and remedies of either party arising out of the other party’s breach of any of the provisions of this Agreement. The parties will use commercially reasonable efforts to cause the Closing to occur as soon as practicable; provided that the Closing shall occur on October 31, 2006, November 30, 2006 or such later date as is mutually agreed upon by the parties.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

The obligations of Buyer under this Agreement are, at Buyer’s option, subject to satisfaction of the following conditions at or prior to the Closing Date.

Section 6.1  Representations True.  The representations and warranties of Shareholders contained in this Agreement or in any Schedule, Exhibit or certificate delivered pursuant to this Agreement shall be true, complete, and accurate in all material respects on as of the Closing Date to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

Section 6.2  All Consents Obtained.  All necessary approvals or consents required to be obtained by Shareholders have been obtained from all Governmental or Regulatory Authorities and from any other Person or entity whose approval or consent is necessary to consummate the transactions contemplated under this Agreement.

Section 6.3  Performance of Obligations.  Shareholders have duly performed all obligations, covenants and agreements undertaken by Shareholders in this Agreement in all material respects and have complied with all terms and conditions applicable to Shareholders under this Agreement to be performed and complied with on or before the Closing Date in all material respects. For purposes of this section 6.3, the Shareholders shall not have performed their obligations, covenants, agreements, or complied with their terms and conditions in all material respects if any non-performance or non-compliance shall have resulted in or is likely to result in a negative impact on, or cost, expense, loss, fine, penalty, interest, damage or liability to the Companies either individually or in the aggregate of Twenty Five Thousand Dollars ($25,000) or more.

Section 6.4  No Litigation.  No suit, action, or other proceeding is threatened or pending before any court or Governmental or Regulatory Authority in which it will be or it is sought to restrain, prohibit or materially delay the consummation of the transactions contemplated by this Agreement or to obtain material damages or relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement, or which is likely to result in a Material Adverse Effect with respect to the Companies.

Section 6.5  Receipt of Documents by Buyer.  Buyer has received:

(a) a certificate executed by Shareholders certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2, 6.3, 6.7, 6.10 and 6.12.

(b) a certificate from an officer of each Company, given by the officer on behalf of the Company, certifying as to the Charter Documents of the Company and certifying as to the accuracy of the resolutions of the board of directors and the shareholders of the Company approving this Agreement and authorizing the consummation of the transaction contemplated hereby.

(c) the original certificates for the Shares, duly endorsed in blank by each Shareholder or such other instruments of transfer as are reasonably acceptable to Buyer in each case.

(d) a written opinion from Helmsing, Leach, Herlong, Newman & Rouse, P.C., counsel to Shareholders, dated as of the Closing Date, addressed to Buyer, in a form reasonably satisfactory to Buyer.

(e) An affidavit from each Shareholder of non-foreign purchase status pursuant to section 1445 of the Code.

(f) the written resignations of the officers and directors of each Company.

(g) the corporate record books of the Companies.

(h) executed copies of the employment agreements between Buyer and William Suffich and Dorothy (Dee) Matter (“Employment Agreements”), the forms of which are attached hereto as Exhibit C.

Section 6.6  Record and Books.

Shareholders have delivered or made available to Buyer all books and records of each Company relating to or reasonably required for the operation of the business of that Company, including, without limitation, copies of all Contracts, financial, Tax and accounting records, files and records relating to employees, and all related correspondence.

Section 6.7  Absence of Changes.  The Companies shall not have experienced a Material Adverse Effect since the date of this Agreement, and no events, facts or circumstances shall have occurred which could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect with respect to the Companies.

Section 6.8  Prohibition of Law.  There shall not be in effect any Order by a Governmental or Regulatory Authority restraining, enjoining or otherwise prohibiting, or any Law prohibiting, the consummation of the transactions contemplated by this Agreement.

Section 6.9  Financing.  Buyer shall have obtained financing (“Financing”) for (i) its acquisition of the Shares, (ii) the payment of its transaction costs relating to, among other things, the acquisition of the Shares, and (iii) its working capital and business needs, all on terms satisfactory to Buyer in its sole discretion. To the extent necessary, such Financing shall have been approved by the stockholders of Buyer.

Section 6.10  Discharge of Liabilities.  Buyer has received from Shareholders evidence, satisfactory to Buyer, that Shareholders have paid or discharged: (i) all indebtedness owed by the Companies to third party lenders, including any bank debt, and (ii) except as set forth on Schedule 6.10, all indebtedness owed to Affiliates of the Companies.

Section 6.11  Termination of Affiliate Transactions.  The Companies shall have provided Buyer with evidence that all such agreements required to be disclosed on Schedule 3.26 hereof have been terminated (including, but not limited to, the agreement with Suffich and Associates). Following the Closing Date, except as set forth on Schedule 6.11, the Companies and Buyer shall not have any liability or obligation for such agreements (whether or not such liability or obligation arose prior to or after the Closing Date).

Section 6.12  Cash Requirement.  The cash of the Companies will be no less than Ten Thousand Dollars ($10,000) and Buyer shall have received evidence thereof satisfactory to it that the foregoing condition has been met.

Section 6.13  Financial Statements.  Buyer has received all of the Interim Monthly Financial Statements required to be delivered by Section 3.9 of this Agreement and has not discovered any facts or circumstances which could have a Material Adverse Effect on the purchase of the Shares or the financial condition and operations of the Companies.

Section 6.14  Payment of Break-Up Fee by Buyer.

(a) (a) Commencing at 12:01 AM November 1, 2006, the Shareholders shall have the right to terminate this Agreement by providing written notice to Buyer on or before 11:59 PM on November 3, 2006 (the “Termination Deadline”). If the Shareholders do not provide notice of termination by the Termination Deadline, then such termination right will lapse.

(b) (b) In the event that the Shareholders terminate this Agreement pursuant to Section 6.14(a) and Section 8.1(e), or if the Closing has not occurred by 11:59 PM on November 30, 2006 (unless the parties otherwise agree in writing to extend the Closing Date), then Buyer shall pay the Companies a break-up fee in the aggregate amount of One Hundred Thousand Dollars ($100,000.00) ( “Break-Up Fee”); provided, however, that Buyer shall only be required to pay the Break-Up Fee if at the time of termination of this Agreement by the Shareholders and/or the Companies pursuant to Section 8.1(e), or as of November 30, 2006 (provided the parties have not otherwise agreed in writing to extend the Closing Date), as the case may be, all of the conditions to Buyer’s obligations to close set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.10, 6.11, 6.12 and 6.13 have been satisfied (or are capable of being satisfied as of such date).

(c) For purposes of this Section 6.14 only, the Shareholders and/or the Companies shall have satisfied the conditions set forth in Sections 6.4 and 6.8, if the suit, action or proceeding (threatened or pending) (in the case of Section 6.4) is not against any Shareholder or any Company or the Order or Law (in the case of Section 6.8) is not restraining, enjoining, or otherwise prohibiting any Shareholder or any Company from consummating the transactions contemplated by this Agreement. If paid, the Break-Up Fee shall be the sole and exclusive remedy of the Companies and the Shareholders under this Agreement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF SHAREHOLDERS

The obligations of Shareholders under this Agreement are, at the option of Shareholders, subject to satisfaction of the following conditions at or prior to the Closing Date:

Section 7.1  Representations True.  The representations and warranties of Buyer contained in this Agreement or in any Schedule, Exhibit or certificate delivered pursuant to this Agreement shall be true, complete, and accurate in all material respects on as of the Closing Date to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

Section 7.2  All Consents Obtained.  All necessary approvals or consents required to be obtained by Buyer have been obtained from all Governmental or Regulatory Authorities and any other Person or entity whose approval or consent is necessary to consummate the transactions contemplated by this Agreement.

Section 7.3  Performance of Obligations.  Buyer has duly performed all obligations, covenants and agreements undertaken by Buyer in this Agreement and has complied with all the terms and conditions applicable to Buyer under this Agreement to be performed or complied with on or before the Closing Date.

Section 7.4  No Litigation.  No suit, action, or other proceeding is threatened or pending before any court or Governmental or Regulatory Authority in which it will be or it is sought to restrain, prohibit or materially delay the consummation by the Buyer of the transactions contemplated by this Agreement or to obtain material damages from Shareholders in connection with this Agreement or the consummation of this Agreement.

Section 7.5  Prohibition of Law.  There shall not be in effect any Order by a Governmental or Regulatory Authority restraining, enjoining or otherwise prohibiting, or any law prohibiting, the consummation of the transactions contemplated by this Agreement.

Section 7.6  Receipt of Documents by Shareholders.  At the Closing, Buyer shall have delivered the following to Shareholders:

(a) the cash portion of the Purchase Price for the Shares as provided for in Section 2.1.

(b) a certificate executed by the Buyer certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2, and 7.3

(c) the Note executed by Buyer.

(d) the Short Term Note, if applicable, executed by Buyer.

ARTICLE VIII

TERMINATION OF AGREEMENT

Section 8.1  Termination of Agreement.  This Agreement and the transactions contemplated under it may be terminated and abandoned at any time prior to the Closing:

(a) by mutual consent in writing of Buyer and Shareholders;

(b) by Buyer or Shareholders if, in the case of Buyer, there has been a material breach of any covenant or a material breach of the representations and warranties of the Shareholders or the Companies made under this Agreement or if, in the case of Shareholders, there has been a material breach of any covenant or a material breach of any of the representations and warranties of Buyer made under this Agreement, for purposes of this section 8.1(b) “material” means more than Twenty Five Thousand Dollars ($25,000) of negative impact either individually or in the aggregate on either the Buyer or Shareholders, as applicable;

(c) by Buyer if there has been a Material Adverse Effect with respect to the Companies;

(d) by Buyer, if any of the conditions contained in Article VI, or by Shareholders, if any of the conditions contained in Article VII, respectively, have not been fulfilled in all material respects.

(e) By the Shareholders in accordance with Section 6.14(a) hereof.

Any termination pursuant to this Article VIII will not affect the obligations of the parties under Article XIV (Expenses), Section 9.6 (Public Announcements), this Section 8.1, Section 8.2 (Procedure Upon Termination), Section 8.3 (Effect of Termination), Section 12.5 (Disclosure of Confidential Information), Article XVI (Remedies Not Exclusive) and Section 17.5 (Governing Laws), which shall survive any such termination of this Agreement, and, subject to the limitations of Section 6.14 above, will be without prejudice to the terminating party’s legal rights and remedies by reason of any breach of this Agreement occurring prior to such termination.

Section 8.2  Procedure Upon Termination.  In the event of termination by Buyer or Shareholders, or both, pursuant to Section 8.1 hereof, written notice thereof shall promptly be given to the other party or parties, and this Agreement shall terminate, and the transactions contemplated hereunder shall be abandoned, without further action by Buyer or Shareholders. If this Agreement is terminated as provided herein, each of the parties shall return all documents, and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same.

Section 8.3  Effect of Termination.  In the event that this Agreement is terminated as provided herein, then, other than as set forth in the last paragraph of Section 8.1, each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination.

ARTICLE IX

CONDUCT OF THE BUSINESS PRIOR TO CLOSING

Section 9.1  Continuation of the Business.  From the date hereof until the Closing, except: (i) as contemplated by this Agreement, (ii) as required by applicable Law, or (iii) with the prior written consent of Buyer, which consent shall not be unreasonably withheld, each Company shall, and the Shareholders shall cause each Company to:

(a) conduct its business only in the ordinary course consistent with past practice;

(b) not offer any discount, or setoff of, or accelerate the payment of any note or receivable or agree to accept a reduced amount or settlement of any amount due;

(c) use reasonable diligent efforts to (i) preserve in all respects its present business operations, organization and goodwill and (ii) preserve in all respects its present relationship with persons having business dealings with it;

(d) not take any action that would adversely affect the ability of Shareholders and the Companies to consummate the transactions contemplated by this Agreement;

(e) not borrow any money;

(f) not encumber any asset;

(g) not make any single expenditure or agree to make any single expenditure, or series of expenditures in excess of Ten Thousand Dollars ($10,000) in the aggregate, other than in the ordinary course of business; and

(h) not agree to take any action prohibited by this Section 9.1.

Section 9.2  Consents.  The parties hereto shall cooperate with one another and use their commercially reasonable efforts to prepare all necessary documentation to effect promptly all necessary filings and notices and to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement; provided, however, that Buyer shall not be obligated to pay any consideration to any third party from whom consent or approval is requested. Shareholders and Buyer will promptly furnish to the other such necessary information and reasonable assistance as the other may request in writing in connection with the preparation of any filing or submission that is necessary to obtain any other required approval.

Section 9.3  Reasonable Diligent Efforts.  Subject to the terms and conditions set forth in this Agreement, Buyer and Shareholders shall use their commercially reasonable efforts to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things (including, without limitation, executing and delivering such other documents or agreements) necessary, advisable or appropriate to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

Section 9.4  Tax Matters.  Prior to Closing, without the prior written consent of Buyer, neither Company shall make or change any Tax election, change any annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any Tax, in any case, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of that Company for any period ending after the Closing Date or decreasing any Tax attribute of that Company existing on the Closing Date.

Section 9.5  Full Access.  Shareholders will cause the Companies to permit, Buyer and its Representatives (including legal counsel and accountants) to have full access at all reasonable times, and in a manner so as to not interfere with the normal business operations of the Companies to all premises, properties, personnel, books, records (including Tax records), financial or other operating data or other information, Contracts and documents of or pertaining to the Companies to the extent it reasonably believes necessary to familiarize itself with the Companies. Such review shall not, however, affect the representations and warranties made by the Shareholders or the Companies in this Agreement or the remedies of Buyer for breaches of those representations and warranties.

Section 9.6  Public Announcements.  Neither Shareholders, the Companies nor Buyer shall, nor shall any of their respective Representatives, without the approval of the other party, issue any press releases or otherwise make any public statements with respect to the transactions contemplated by this Agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange. For the avoidance of doubt, information provided by a party to its partners, shareholders, or others to whom it owes a contractual or fiduciary obligation in connection with the transactions contemplated hereby shall not constitute a public statement prohibited by this Section 9.6.

Section 9.7  Exclusive Dealing.  Shareholders shall not, and shall cause the Companies and their respective Representatives to refrain from taking any action to, directly or indirectly, encourage, initiate, solicit or engage in discussions or negotiations with, or provide any information to, any Person, other than Buyer (and its Representatives and financing sources), concerning any purchase of any capital stock or equity interests of the Companies or any merger, asset sale, recapitalization or similar transaction involving each Company except in connection with the transactions contemplated by this Agreement. Shareholders will not vote their capital stock of the Companies in favor of any purchase of any capital stock or equity interests of the Companies, or any merger, asset sale, recapitalization or similar transaction involving the Companies. Shareholders will notify Buyer as soon as practicable if any Person makes any proposal, offer, inquiry to, or contact with, Shareholders or the Companies (or their respective Representatives), as the case may be, with respect to the foregoing and shall describe in reasonable detail the identity of any such Person and the substance and material terms of any such contact and the material terms of any such proposal.

Section 9.8  Notification of Certain Matters.  Shareholders shall give prompt notice to Buyer of any of the following which occurs, or of which it becomes aware, following the date hereof: (i) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default under any Contract disclosed (or required to be disclosed) on Schedule 3.15; (ii) the occurrence or existence of any fact, circumstance or event which would reasonably be expected to result in (A) any representation or warranty made by Shareholders in this Agreement or in any Schedule, Exhibit or certificate or delivered herewith, to be untrue or inaccurate in any material respect or (B) the failure of any condition precedent to either party’s obligations; and (iii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

ARTICLE X

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; DISPUTES

Section 10.1  Survival of Representations and Warranties.  Notwithstanding the Closing of the transactions contemplated under this Agreement, or any investigation made by or on behalf of Shareholders or Buyer, the representations and warranties of Shareholders and Buyer contained in this Agreement will survive the Closing for a period of two (2) years following the Closing; provided, however, that the representations and warranties of Shareholders contained in (i) Sections 3.2 (Authority of Shareholders; Consents) and 3.3 (Capitalization; Title) will have no expiration date, (ii) Sections 3.12(a)-(l) (Taxes), 3.20 (Employee Benefit Plans and Other Plans) shall survive the Closing for the applicable period of the statute of limitations plus sixty (60) days thereafter.

Section 10.2  Shareholders’ Indemnification.  Subject to Section 10.6 of this Agreement, each Company prior to the Closing and the Shareholders, jointly and severally, will indemnify and save harmless Buyer and each Company after the Closing from any and all costs, expenses, losses, fines, penalties, interest, damages and liabilities incurred or suffered, directly or indirectly, by any of them (including, without limitation, reasonable legal fees and expenses) (collectively, “Indemnified Costs”) resulting from or attributable to (i) the breach of any one or more of the representations or warranties of Shareholders or the Companies set forth in this Agreement (whether or not contained in Article III) or in any Schedule, Exhibit or certificate executed or delivered pursuant to this Agreement, (ii) the failure of any one or more of the representations or warranties of Shareholders of the Companies set forth in this Agreement (whether or not contained in Article III) or in any Schedule, Exhibit or certificate executed or delivered pursuant to this Agreement to be true and correct in all respects as of the date of this Agreement and as of the date of Closing, (iii) the breach of any covenants of Shareholders set forth in this Agreement or in any Exhibit delivered pursuant to this Agreement; (iv) liabilities of each Company not discharged in connection with the Closing as required pursuant to Section 6.10, (v) Taxes of any Person imposed upon either Company under Treasury Regulation Section 1.1502-6 or any comparable state, foreign or local law, or as a transferee, successor, by contract, operation of law or otherwise which Taxes relate to an event or transaction occurring before the Closing Date, (vi) Taxes (or the non-payment thereof) of either Company for, or with respect to, taxable periods ending on or before the Closing Date and, with respect to taxable periods beginning before and ending after the Closing Date, Taxes of either Company to the extent such Taxes are attributable to the portion of the taxable period ending on the Closing Date (as determined pursuant to Section 11.2), and (vii) Taxes of either Company or Shareholders attributable to the transactions contemplated by this Agreement.

Section 10.3  Buyer’s Indemnification.  Buyer covenants and agrees to indemnify and save harmless Shareholders from any and all Indemnified Costs resulting from or attributable to (i) the breach of any one or more of the representations or warranties of Buyer set forth in Article IV of this Agreement, (ii) the failure of any one or more of the representations or warranties of Buyer set forth in Article IV of this Agreement to be true and correct in all respects as of the date of this Agreement and as of the Closing Date, and (iii) the breach of any covenants of Buyer set forth in this Agreement or in any Exhibit delivered pursuant to this Agreement.

Section 10.4  Defense of Third-Party Actions.

(a) A party seeking indemnification under this Article X (an ‘‘Indemnified Party”) shall give prompt written notice to any Person who is obligated to provide indemnification hereunder (an “Indemnifying Party”) of the commencement or assertion of any action, proceeding, demand, or claim by a third party other than any claim relating to Taxes (which is covered by Section 11.5) (collectively, a “Third-Party Action”) in respect of which such Indemnified Party shall seek indemnification hereunder; provided, that the failure to so notify shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the Indemnifying Party is actually and materially prejudiced thereby. The Indemnifying Party shall have ten (10) days after receipt of such notice to assume control of the defense of, settle, or otherwise dispose of such Third-Party Action, through counsel reasonably acceptable to the Indemnified Party at the expense of the Indemnifying Party, and on such terms as it deems appropriate; provided, that the Indemnifying Party shall be entitled to assume the defense of such action only to the extent the Indemnifying Party acknowledges its indemnity obligation and assumes and holds such Indemnified Party harmless from and against the full amount of any loss resulting therefrom (subject to the limitations set forth in Section 10.6(a)); and provided, further, that: (i) the Indemnified Party shall have the right to retain control of the defense of, settle, or otherwise dispose of such Third-Party Action on such terms as it deems appropriate, but only if the Indemnified Party waives all claims for indemnification from the Indemnifying Party with respect to such Third-Party Action; (ii) the Indemnified Party shall be entitled, at its own expense, to participate in, but not control, the defense of such Third-Party Action; and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party a full release from all liability in respect of such Third-Party Action.

(b) If the Indemnifying Party does not notify the Indemnified Party within ten (10) days after the receipt of the Indemnified Party’s notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

(c) The parties hereto shall extend reasonable cooperation in connection with the defense of any Third-Party Action pursuant to this Article X and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

Section 10.5  Direct Claims.  In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 10.4 because no Third-Party Action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. The failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay actually and materially prejudices the position of the Indemnifying Party with respect to such claim.

Section 10.6   Limitations.  No Indemnifying Party shall be required to indemnify an Indemnified Party for any Indemnified Costs under this Article X for breaches of any of the representations and warranties set forth in this Agreement unless the aggregate of all Indemnified Costs of the Indemnifying Party pursuant to this Article X for breaches of any of the representations and warranties set forth in this Agreement exceeds Fifty Thousand Dollars ($50,000) (the “Basket”); in which event such indemnity shall apply only for the amounts by which such claim or claims exceed such Basket; provided, however, that the Basket and Cap will not apply to breaches of the representations and warranties set forth in Section 3.2 (Authority of Shareholder; Consents), Section 3.3 (Capitalization; Title), Section 3.12 (Taxes), Section 3.20 (Employee Benefit Plans and Other Plans), Section 3.34 (Net Worth), or the indemnification obligations in Section 10.2(iv), (v), (vi) or (vii) of this Agreement. Anything contained in this Agreement to the contrary notwithstanding, the total liability of the Indemnifying Party in relation to the Indemnification obligations pursuant to this Article X shall not exceed One Million Dollars ($1,000,000.00) (“Cap”).

ARTICLE XI

TAX MATTERS

Section 11.1   Cooperation in Tax Matters.  Buyer, Shareholders, and the Companies shall cooperate fully as and to the extent reasonably requested by any of the parties to this Agreement, in connection with the filing of Tax Returns pursuant to this Article XI and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon request of any of the above-named parties) the provision of records and information which are reasonably relevant to any such Tax Return, audit, litigation or other proceeding. So long as taxable periods of, or related to, a Company ending on or before the Closing Date remain open, Buyer will promptly notify Shareholders in writing of any pending or threatened Tax audits or assessments for which Shareholders have or may have liability. Shareholders will promptly notify Buyer in writing of any written or other notification received by any Shareholder from the Internal Revenue Service or any other taxing authority of any proposed adjustment raised in connection with a Tax audit, examination, proceeding or determination of a taxable period of a Company ending on or before the Closing Date.

Section 11.2   Tax Returns.  Buyer shall prepare or cause to be prepared, and file or cause to be filed, all Tax Returns of each Company for all Tax periods ending on or before the Closing Date (a “Pre-Closing Period”) and for all Tax periods which begin before the Closing Date and end after the Closing Date (a “Straddle Period”). Shareholders shall pay to the Buyer or applicable Company, as an adjustment to the Purchase Price, an amount equal to all Taxes shown to be due on a Pre-Closing Period Tax Return and the portion of such Taxes shown to be due on a Straddle Period Tax Return which relates to the portion of such Straddle Period ending on the Closing Date within fifteen (15) days after the receipt of a bill from Buyer for such Taxes. In the case of any Taxes that are imposed on a periodic basis and are payable with respect to a Straddle Period, the portion of such Tax which relates to the portion of such Straddle Period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or gross receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (y) in the case of any Tax based upon or related to income or gross receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date.

Section 11.3   Defense of Tax Claim.

(a) Notwithstanding any other provision in this Agreement to the contrary, if any third party shall notify Buyer with respect to any matter relating to Taxes (a “Tax Claim”), which may give rise to a claim for indemnification against Shareholders pursuant to Section 10.2, then the Buyer shall promptly notify the Shareholders thereof in writing; provided, however, that no delay on the part of the Buyer shall relieve the Shareholders from any obligation hereunder unless (and then solely to the extent) the Shareholders thereby are prejudiced.

(b) The Shareholders will have the right to defend the Buyer against the Tax Claim with counsel of its choice reasonably satisfactory to the Buyer so long as (i) the Shareholders notify the Buyer in writing within fifteen (15) days after the Buyer has given notice of the Tax Claim that the Shareholders will indemnify the Buyer from and against the entirety of any adverse consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Tax Claim, (ii) the Shareholders provide the Buyer with evidence acceptable to the Buyer that the Shareholders have the financial resources to defend against the Tax Claim and fulfill its indemnification obligations with respect to the Tax Claim, (iii) settlement of, or an adverse judgment with respect to the Tax Claim will not establish a precedential custom or practice adverse to the continuing business interests of the Company or otherwise have an adverse effect on Buyer’s Tax position for periods beginning on or after, or including, the Closing Date, and (iv) the Shareholders conduct the defense of the Tax Claim actively and diligently.

(c) So long as the Shareholders are conducting the defense of the Tax Claim in accordance with Section 11.3(b) above, (i) the Buyer may retain separate co-counsel at its sole cost and expense and participate in the defense of the Tax Claim, and (ii) the Shareholders may not consent to the entry of any judgment or enter into any settlement with respect to the Tax Claim without the prior written consent of the Buyer, which consent will not be unreasonably withheld or delayed.

(d) In the event any of the conditions in Section 11.3(b) above is or becomes unsatisfied, (i) the Buyer may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Tax Claim in any manner it reasonably may deem appropriate (and the Buyer need not consult with, or obtain any consent from, any Shareholder in connection therewith), (ii) the Shareholders will reimburse the Buyer promptly and periodically for the costs of defending against the Tax Claim (including reasonable attorneys’ fees and expenses), and (iii) the Shareholders will remain responsible for any adverse consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Tax Claim to the fullest extent provided in this section.

Section 11.4   Certain Taxes and Fees.  All transfer, documentary, sales, use, stamp, registration and other such Taxes and all conveyance fees, recording charges and other fees and charges (including penalties and interest) incurred in connection with the transaction contemplated by this Agreement shall be paid by Shareholders when due and Shareholders shall, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

ARTICLE XII

NON-COMPETITION AND NON-SOLICITATION

Section 12.1   Non-Competition Agreement.  Each Shareholder, for himself or herself, hereby covenants and agrees that he or she will not during the period from and after the Closing Date through the second (2nd) anniversary of the Closing Date (the “Non-Competition Period”), own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, lender, consultant or otherwise with any business or organization which, directly or indirectly, Competes (as hereinafter defined) with the Companies in the businesses conducted by the Companies prior to the Closing Date and during the two (2) year period following the Closing Date within a two hundred and fifty (250) mile radius of Mobile, Alabama. For purposes of this Agreement, a business or organization shall be deemed to “Compete” with the Companies if such business or organization (i) competes with the business of the Companies as such business is conducted prior to or as of the Closing Date, (ii) engages in the development, production or sale of products, or the rendering of related services, which are the same as, similar to, or competitive with, the products being developed, provided, sold or rendered by the Companies prior to or as of the Closing Date or (iii) engages in the development, production or sale of products, or the rendering of services, which are the same as, similar to or competitive with, the products or services being provided, sold or rendered to the Companies for use in the manufacture of the Companies’ products or for resale by the Company. Nothing in this paragraph shall prohibit any Shareholder from owning for investment purposes up to one percent (1%) of the securities of any entity or enterprise whose securities are listed on a national exchange.

Section 12.2   Customer Non-Solicitation.  During the Non-Competition Period, each Shareholder agrees that he or she will not, directly or indirectly, (i) solicit, raid, entice or induce any Person that as of the Closing Date is, and during the twelve-month period prior to the Closing Date was, or at any time during the Non-Competition Period shall be, a customer of the Companies, to become a customer of any Person (other than the Companies) for products or services the same as, or competitive with, those products and services as from time to time shall be provided by the Companies, (ii) approach any such Person for such purpose or authorize the taking of such actions by any other Person or assist or participate with any such Person in taking such action, or (iii) in any way interfere with the relationship between the Companies and any such Person or business relationship (including making any negative or disparaging statements or communications about the Companies).

Section 12.3   Employee Non-Solicitation.  For a period of two (2) years from and after the Closing Date, each Shareholder agrees that he or she will not, directly or indirectly, induce or attempt to influence any Person employed by a Company, as the case may be, on the date of this Agreement to terminate his or her employment with the same nor hire such employee.

Section 12.4   Acknowledgments.  Each Shareholder acknowledges that the length of time pertaining to the prohibitions in this Article XII are both reasonable and necessary for the legitimate protection of Buyer’s business and interests. Each Shareholder expressly agrees and understands that the remedy at law for any breach by him or her, of this Article XII, will be inadequate and that the damages flowing from such breach are not readily susceptible to being measured in monetary terms. Accordingly, it is acknowledged that upon adequate proof of a violation of this Article XII by a Shareholder or his Affiliates, Buyer may be entitled to, among other remedies, immediate injunctive relief and may obtain a temporary restraining order restraining any threatened or further breach. In the event any court of competent jurisdiction or Arbitration Panel determines that the specified time period set forth in this Article XII is unreasonable, arbitrary or against public policy, then a lesser time period that is determined by the court, or by Buyer and Shareholders, to be reasonable, non-arbitrary and not against public policy may be enforced.

Section 12.5   Disclosure of Confidential Information.  Each Shareholder acknowledges that he or she is in possession of confidential information concerning the Companies and its businesses and operations and that such information is proprietary to the Companies. Except as may be required by Law, from and after the Closing Date, no Shareholder will disclose, disseminate, divulge, discuss, copy or otherwise use or suffer to be used any customer lists, trade secrets, know-how, and other similar proprietary or confidential information of the Companies. Each Shareholder further agrees that from and after the Closing Date, such Shareholder and its Representatives, upon the request of Buyer, promptly will deliver to Buyer or destroy all confidential information in their possession (in whatever form it may exist) without retaining any copy thereof.

ARTICLE XIII

ASSIGNMENT; THIRD PARTIES; BINDING EFFECT

The rights under this Agreement are not assignable nor are the duties delegable by a Shareholder or Buyer without the written consent of Buyer or Shareholders, respectively, first having been obtained, and any attempted assignment or delegation without such consent will be null and void; provided, that Buyer may assign its rights, interests and obligations hereunder (i) to any direct or indirect wholly owned subsidiary or to any Affiliate of which Buyer is a direct or indirect wholly owned subsidiary, (ii) in connection with the transfer by Buyer of all or substantially all of the capital stock and/or assets of the Companies, and (iii) as collateral security for the purpose of securing any financing of the transactions contemplated hereby. Nothing contained in this Agreement is intended to convey upon any Person or entity, other than the parties and their successors in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly stated. All covenants, agreements, representations and warranties and indemnification rights and obligations of the parties contained in this Agreement are binding on and will inure to the benefit of Buyer and Shareholders, respectively, and their respective spouses, heirs, executors, personal Representatives, successors and permitted assigns.

ARTICLE XIV

EXPENSES

Except as otherwise specifically set forth in this Agreement, Buyer and Shareholders will bear their own respective expenses, including, without limitation, counsel and accountants’ fees and investment banking fees, in connection with the preparation and negotiation of, and transactions contemplated under, this Agreement. The Company shall not bear any expense in connection with the preparation and negotiation of the transactions contemplated under this Agreement.

ARTICLE XV

NOTICES

All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (i) when personally delivered, (ii) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (iii) three (3) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or (iv) one (1) Business Day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the following addresses (or at such other address or number as is given in writing by either party to the other) as follows:

To Buyer and after the Closing to the Companies:	Orion HealthCorp Inc. 1805 Old Alabama Road Suite 350 Roswell, GA 30076 Facsimile: 678-832-1888 Attention: Chief Executive Officer
With a copy (which shall not constitute notice) to:	Benesch, Friedlander, Coplan & Aronoff LLP 2300 BP Tower 200 Public Square Cleveland, Ohio 44114 Facsimile: (216) 363-4588 Attention: Ira Kaplan, Esq.
To Shareholders	On Line Payroll Services, Inc. On Line Alternatives, Inc. 32 Tacon Street Suite A Mobile, AL 36607 Facsimile: Attention: William Suffich
With a copy (which shall not constitute notice) to:	Helmsing, Leach, Herlong, Newman & Rouse, P.C. Attention: Robert H. Rouse, Esq. Suite 2000, LaClede Building 150 Governmental Street Mobile, AL 36602 Fax: (251) 432-0633

For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday, or day on which commercial banks are authorized or required by law to close in Mobile, Alabama.

ARTICLE XVI

REMEDIES NOT EXCLUSIVE

Except as expressly provided herein, including under Section 6.14, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy will be cumulative and will be in addition to every remedy given under this Agreement or now or subsequently existing, at law or in equity, by statute or otherwise. The election of any one or more remedies by Buyer or Shareholders will not constitute a waiver of the right to pursue other available remedies.

ARTICLE XVII

MISCELLANEOUS

Section 17.1   Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one in the same document. Delivery by facsimile of an executed copy of this Agreement shall be deemed effective delivery and such facsimile shall be deemed effective and enforceable as if it were an original.

Section 17.2   Captions and Section Headings; Construction.  Captions and section headings are for convenience only, are not a part of this Agreement and may not be used in construing it. In this Agreement, unless the context otherwise requires, words expressed in the singular number shall include the plural and vice versa and words denoting any gender include all genders.

Section 17.3  Waivers.  Any failure by any of the parties to comply with any of the obligations, agreements or conditions set forth in this Agreement may be waived by the other party or parties, but any such waiver will not be deemed a waiver of any other obligation, agreement or condition contained herein.

Section 17.4   Entire Agreement.  This Agreement, including any certificate, Schedule, Exhibit or other document delivered pursuant to its terms, constitutes the entire agreement between the parties. There are no verbal agreements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect, except by a written instrument signed by the parties to this Agreement.

Section 17.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama as though made and to be fully performed in that State without regard to conflicts of laws principles. No Party to this Agreement shall commence or prosecute any suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for the breach of or default under this Agreement or otherwise arising under or by reason of this Agreement, other than in the courts located in the county of Mobile in the city of Mobile in the State of Alabama. Each of the Parties irrevocably consents and submits to the jurisdiction and venue of the federal or state courts located in the County of Mobile in the State of Alabama and waives any and all objections to the jurisdiction that they may have under the laws of any state or of the United States.

Section 17.6   Knowledge.  For purposes of this Agreement, ‘‘knowledge” means with respect to an individual, that such individual is actually aware of a particular fact or other matter, or discovers or otherwise becomes aware of such fact or other matter in the course of conducting a reasonable inquiry of Dorothy Matter and William Suffich.

Section 17.7   No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 17.8  Attorneys’ Fees.  If any proceeding is brought by any party hereto against any other party hereto that arises out of, or is connected with, this Agreement, then the prevailing party in such proceeding shall be entitled to recover reasonable attorneys’ fees and costs, including, without limitation, expert witness fees.

Section 17.9   Right of Inspection.  From the date of this Agreement to the Closing Date, Shareholders will give to Buyer and its Representatives, full access during normal business hours to the agreements, books and records (including Tax records) financial and operating data and affairs of each Company, and will furnish copies of all contracts and other instruments as Buyer or its counsel may reasonably request. Such investigation will not affect the warranties and representations of Shareholders under this Agreement. All such information will be treated as confidential and will be used only for the purposes intended. If the transactions contemplated by this Agreement do not take place, all documents and other property of each Company will be returned to the same and all disclosures given to Buyer as contemplated under this Agreement will be treated as confidential and not disclosed to others unless disclosed publicly by Shareholders or other third parties without fault on the part of Buyer, or unless otherwise required by law.

Section 17.10   Transfer of Certain Assets.  Prior to the Closing, the Shareholders shall have been permitted to remove the following personal assets from the Real Property: (i) 45 Kw Generator, (ii) Personal furniture and furnishing identified to and agreed to by Buyer, (iii) Wall hangings and paintings identified to and agreed to by Buyer, (iv) a personal computer, (v) subject to Section 3.34, any excess cash of the Company in excess of Ten Thousand Dollars ($10,000) and (vi) the accounts receivable of cardiology client #13, all as further described on Schedule 17.10 attached hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

On Line Payroll Services, Inc.

By:	/s/ William Suffich Jr. Its: President

On Line Alternatives, Inc.

By:	/s/ William Suffich Jr. Its: President

/s/  William Suffich Jr.

William Suffich Jr.

/s/  Carolyn Suffich

Carolyn Suffich

Orion HealthCorp Inc.

By:	/s/ Terrence L. Bauer Its: President & CEO

Annex M

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 8th day of September, 2006, by and between Orion HealthCorp, Inc., a Delaware corporation (the “Corporation”), and Brantley Capital Corporation, a Maryland corporation and a stockholder of the Corporation (the “Seller”).

R E C I T A L S:

WHEREAS, the Seller owns One Million Seven Hundred and Twenty-two Thousand Nine Hundred and Eighty-three (1,722,983) shares of Class B Common Stock of the Corporation (the “Seller’s Class B Stock”); and

WHEREAS, the Corporation desires to purchase and the Seller desires to transfer to the Corporation all of the shares of the Seller’s Class B Stock (the “Purchased Stock”) in exchange for the consideration and upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Delivery of the Purchased Stock.  The Seller hereby agrees to convey, transfer, assign and deliver to the Corporation all of the Purchased Stock on the Closing Date (as hereinafter defined), free and clear of all pledges, claims, liens, charges, security interests and encumbrances whatsoever in consideration for the Corporation’s payment to the Seller of Four Hundred Eighty-Two Thousand Four Hundred Thirty-Five and 24/100 Dollars ($482,435.24) (the “Purchase Price”). Upon the date of the Closing of the financing related to the transaction contemplated by the Corporation and as detailed in Section 3(d) below, the Corporation shall simultaneously pay the purchase price to the Seller. The Seller shall deliver to the Corporation simultaneously upon receipt of the Purchase Price the certificates representing the Purchased Stock duly endorsed in blank or accompanied by appropriate stock powers effective for transfer of the Purchased Stock to the Corporation.

2. The Closing.  The closing of the transactions contemplated under this Agreement shall be conditioned on (a) receipt of all requisite approvals and consents; (b) satisfaction of all covenants and obligations, unless waived, (c) the guarantee agreement, attached hereto, executed on March 22, 2005 by the Seller for the benefit of Healthcare Business Credit Corporation and in surety of the Corporation, shall be terminated and the Seller is released of all obligations under the guarantee agreement and (c) all representations and warranties are true and correct in all material respects as of the Closing Date, unless waived.. Notwithstanding the foregoing, in the event that the closing of the transactions contemplated hereunder have not occurred on or before December 31, 2006, this Agreement shall be terminated and of no further force and effect.

3. Representations and Warranties of the Seller.  The Seller hereby represents and warrants to the Corporation as follows:

(a) Ownership.  The Seller is the sole record and beneficial owner of the Purchased Stock, and such Purchased Stock is held by the Seller free and clear of any and all liens, claims, pledges and encumbrances whatsoever.

(b) Valid and Binding Obligation.  The Seller has full power and authority to execute, deliver and perform its obligations under this Agreement and no further action is necessary to make this Agreement valid and binding upon the Seller or enforceable against the Seller in accordance with its terms. Specifically, the Seller represents that its board of directors has approved this Agreement and authorized the Seller to execute, deliver and perform its obligations under this Agreement.

(c) Consents.  The execution, delivery and consummation of this Agreement by the Seller does not now and will not, with the passage of time, the giving of notice or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any indenture, mortgage, deed of trust, lease, instrument, order, judgment, decree, regulation, law, contract or any other restriction to which the Seller is a party or to which the Seller or any of its assets are subject or bound, and no consent or approval of any person, firm or other entity or governmental body is or was required to be obtained by the Seller for the authorization or the consummation by the Seller of the transactions contemplated in this Agreement.

(d) Information.  The Seller has had access to all information requested by it from the Corporation or its representatives, as well as the opportunity to obtain additional information to verify the accuracy of the information so provided, respecting the financial condition and business operations of the Corporation in order to enable the Seller to make an informed decision respecting the transfer of the Purchased Stock to the Corporation and the Purchase Price. The Seller has availed itself of such information to its full satisfaction. The Seller acknowledges that the Corporation has answered all inquiries that the Seller has made of the Corporation concerning the Corporation and its business and financial condition or any other matter relating to the Corporation and that no valid request to the Corporation or its representatives by or on behalf of the Seller for information of any kind about the Corporation has been refused or denied by the Corporation or remains unfulfilled as of the date hereof. The Seller is aware of the Corporation’s proposed acquisitions of the outstanding capital stock of Rand Medical Billing, Inc., On Line Payroll Services, Inc. and On Line Alternatives, Inc. and the related financing, all as more fully described in the draft of the Corporation’s Preliminary Proxy Statement anticipated to be filed with the Securities and Exchange Commission on or about September 7, 2006, a copy of which has been provided to the Seller.

(e) Investment Experience.  The Seller is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the sale of the Purchased Stock.

4. Representations and Warranties of the Corporation.  The Corporation hereby represents and warrants to the Seller as follows:

(a) Valid and Binding Obligation.  The Corporation has full power and authority to execute, deliver and perform its obligations under this Agreement and no further corporate action is necessary to make this Agreement valid and binding upon the Corporation or enforceable against the Corporation in accordance with its terms.

(b) Consents.  All approvals and consents of any person, firm or other entity required to be obtained by the Corporation for the authorization of this Agreement or the consummation by the Corporation of the transactions contemplated by this Agreement have been obtained or will be obtained as of the Closing Date.

5. Survival of Representations and Warranties.  All representations, warranties, covenants and conditions of the parties shall survive the execution and delivery of this Agreement. All claims for breach of representations or warranties must be presented by delivery of a notice in writing in accordance with the notice provisions set forth herein.

6. Waiver.  Except for the rights and obligations of the parties hereto, on the Closing Date, the Seller waives any rights it may have with respect to the Purchased Stock and any other rights of any nature whatsoever with respect to the Purchased Stock including, but not limited to, the adequacy of the Purchase Price.

7. Indemnification.

(a) The Seller shall indemnify and hold harmless the Corporation and its stockholders, directors, officers, employees, representatives, agents, successors and assigns from any and all costs, expenses, losses, damages and liabilities incurred or suffered, directly or indirectly, by any of them (including, without limitation, reasonable legal fees and expenses) resulting from or attributable to (i) the breach of, or misstatement in, any one or more of the representations or warranties of the Seller made in this Agreement, or (ii) the failure of the Seller to perform any covenant, agreement or obligation of the Seller made in this Agreement.

(b) The Corporation shall indemnify and hold harmless the Seller and its stockholders, directors, officers, employees, representatives, agents, successors and assigns from any and all costs, expenses, losses, damages and liabilities incurred or suffered, directly or indirectly, by any of them (including, without limitation, reasonable legal fees and expenses) resulting from or attributable to (i) the breach of, or misstatement in, any one or more of the representations or warranties of the Corporation made in this Agreement, or (ii) the failure of the Corporation to perform any covenant, agreement or obligation of the Corporation made in this Agreement.

8. Binding Effect.  All covenants and agreements of the parties contained herein shall be binding upon and inure to the benefit of the Seller and the Corporation and their respective stockholders, directors, officers, employees, representatives, agents, successors and assigns.

9. Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile signature, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

10. Captions and Section Headings.  Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

11. Waivers.  Any failure by a party hereto to comply with any of the obligations, agreements or conditions set forth herein may be waived by the other party or parties; provided, however, that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

12. Cooperation.  Each of the parties hereto agrees to cooperate in the effectuation of the transactions set forth in this Agreement and to execute and deliver any and all additional documents and instruments, and take such additional action, as shall be reasonably necessary or appropriate for such purpose.

13. Entire Agreement.  This Agreement embodies the entire understanding and agreement among the parties, and supersedes all prior discussions, understandings, and agreements, written or oral, express or implied, between the parties relating to the subject matter hereof.

14. Amendment.  This Agreement may only be amended or modified in a writing which is signed by all parties hereto.

15. Interpretation.  The provisions of this Agreement, and of each separate article and section, are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any unenforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

16. Expenses.  Notwithstanding any other provision in this Agreement, each party hereto shall bear its own costs and expenses incurred in connection with the transactions contemplated by this Agreement.

17. Applicable Law and Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. Notices.  All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (i) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (ii) one business day after being sent by a nationally or regionally recognized overnight courier service, or (iii) five business days after having been deposited in the United States mail, postage prepaid, addressed to the party or their permitted assignees, at the following addresses or at such other address as shall be given in writing by one party to the other party:

If to Seller:	Brantley Capital Corporation c/o MVC Capital, Inc. ATTN: Ben Harris 287 Bowman Ave., 2nd Floor Purchase, NY 10577
If to the Corporation:	Orion HealthCorp, Inc. 1805 Old Alabama Road Suite 350 Roswell, GA 30076 Attention: Terrence L. Bauer, President and Chief Executive Officer

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ORION HEALTHCORP, INC.

By:	/s/ Terrence L. Bauer
Terrence L. Bauer
President and Chief Executive Officer

BRANTLEY CAPITAL CORPORATION

By:	/s/ Philip Goldstein
Print Name: Philip Goldstein
Its: Chairman

Annex N

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY (WHICH IN THE CASE OF ANY FINANCIAL INSTITUTIONAL HOLDER HEREOF MAY BE ITS INTERNAL COUNSEL) THAT SUCH REGISTRATION IS NOT REQUIRED.

PPN:	Warrants

COMMON STOCK WARRANT CERTIFICATE

To subscribe for and purchase shares of Class A Common Stock, par value $0.001, of

ORION HEALTHCORP, INC.

THIS CERTIFIES that, for valued received, Phoenix Life Insurance Company, or its registered successors and assigns, is the owner of the number of warrants (the “Warrants”) set forth above, each to purchase from Orion HealthCorp, Inc., a Delaware corporation (herein called the “Company”), at any time but in any event no later than 5:00 p.m., New York City local time on          , 2011 (the “Expiration Date”), one share of Class A Common Stock, par value $0.001 per share, of the Company at an initial exercise price of $0.01, subject to adjustment from time to time pursuant to the provisions of Section 2. The Warrants evidenced by the Warrant Certificate may be exercised, if at all, only in whole and not in part. For purposes of this Warrant Certificate, the term “Common Shares” shall mean the class of capital stock of the Company designated Class A Common Stock, par value $0.001 per share, pursuant to the Company’s Second Amended and Restated Certificate of Incorporation, as from time to time in effect, and any other class of capital stock of the Company resulting from successive changes or reclassification of the Class A Common Stock.

1. Exercise of Warrants.

(a) The Warrants evidenced hereby may be exercised at any time through the Expiration Date by the registered holder hereof, in whole but not in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at such holder’s last address appearing on the books of the Company) and upon payment of the aggregate Exercise Price (as defined below) of the Common Shares purchased. The certificate(s) for such Common Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding three (3) business days, after Warrants evidenced hereby shall have been so exercised. No fractional Common Shares of the Company, or scrips for any such fractional shares, shall be issued upon the exercise of any Warrants; but the holder hereof shall be entitled to cash equal to such fraction multiplied by the then Current Market Value (as defined below) of a Common Share. Each person in whose name any certificate for Common Shares is issued upon the exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which this Certificate evidencing such Warrants was duly surrendered to the Company and payment in full of the Exercise Price was made.

(b) In the event the Current Market Value of a Common Share exceeds the Exercise Price on the business day immediately prior to the exercise of the Warrants, the Holder may, at its option, exercise the Warrants held by such holder, without the payment of the Exercise Price or any additional consideration, for a number of Common Shares determined by dividing (i) the result of the difference between such Current Market Value and the Exercise Price times the number of Common Shares into which the Warrants held by such Holder are exercisable by (ii) such Current Market Value.

(c) For the purpose of any computation of Current Market Value under this Warrant, the Current Market Value per Common Share at any date shall be (x) the closing price on the business day immediately prior to the exercise of the Warrants pursuant to Section 1(b) and (y) in all other cases, the average of the daily closing prices for the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination. The term “Time of Determination” as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of “ex-dividend” trading in the Common Stock relating to the event giving rise to the adjustment required by Section 2. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the Common Shares are listed or to which such shares are admitted to trading or (2) if the Common Shares are not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by NASDAQ or any comparable system or (3) if the Common Shares are not listed on NASDAQ or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 1(c), the Current Market Value per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

2. Adjustment in Exercise Price and Number of Shares.  The initial exercise price of $0.01 per share shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being herein called the “Exercise Price”). Upon each adjustment of the Exercise Price, the holder of this Warrant Certificate shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by dividing (i) the product of (A) the number of shares purchasable pursuant hereto immediately prior to such adjustment and (B) the Exercise Price immediately preceding such adjustment by (ii) the Exercise Price resulting from such adjustment.

(a) Subdivision or Combination of Stock.   If and whenever the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(b) Stock Dividends.   If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Shares, the Exercise Price in effect immediately prior to such dividend or distribution shall be proportionately reduced as if such dividend or distribution had been made by way of a subdivision pursuant to Section 2(a) above.

(c) Reorganization, Reclassification, Consolidation, Merger.   If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company’s properties to another corporation shall be effected, then, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Shares immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties (including cash paid as partial consideration) (collectively, the “Substitute Securities”) as may be issuable or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares issuable upon exercise of the Warrants immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, and in any such case, appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any Substitute Securities thereafter deliverable upon the exercise thereof. The above provisions of this Section 2(c) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales, transfers or dispositions.

(d) Additional Common Shares.   In the event that the Company shall issue or sell Additional Common Shares or Rights (excluding Excluded Securities) at a Consideration Per Share lower than the Reference Price, then the Exercise Price in effect immediately after such event shall be adjusted by multiplying the Exercise Price in effect immediately prior to such event by the quotient of:

(i) the sum of:

(A) the number of Common Shares outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus

(B) the quotient of (I) the Aggregate Consideration Receivable in respect of such event, divided by (II) the Reference Price; divided by

(ii) the sum of:

(A) the number of Common Shares outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus

(B) the number of Additional Common Shares issued or sold in such event (or then issuable pursuant to Rights issued or sold in such event).

“Additional Common Shares” means any Common Shares issued or sold by the Company after the date hereof.

“Aggregate Consideration Receivable” means, in the case of a sale of Additional Common Shares, the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of: (i) the aggregate amount paid to the Company for such Rights; plus (ii) the aggregate consideration or premiums stated in such Rights payable for Additional Common Shares covered thereby; in each case without deduction for any fees, expenses or underwriters’ discounts.

“Consideration Per Share” shall mean, with respect to Common Shares or Rights, the quotient of (i) the Aggregate Consideration Receivable in respect of such Common Shares or such Rights; divided by (ii) the total number of such Common Shares or, in the case of Rights, the total number of Common Shares covered by such Rights.

“Excluded Securities” shall mean and include: (i) Common Shares or Rights issued in any of the transactions described in this Section 2(d) in respect of which an adjustment has been made pursuant to this Section 2(d) and any Common Shares issued in respect of Rights for which an adjustment has been made under this Section 2(d) or in respect of which no adjustment was required at the time of the issuance of such Rights under this Section 2(d); (ii) Common Shares issuable upon exercise of the Warrants; (iii) Common Shares issuable upon exercise of any options or warrants granted, or Common Shares granted as restricted stock units, pursuant to the Company’s 2004 Incentive Plan, the Company’s 2001 Stock Option Plan or any other equity incentive plan approved by the Board of Directors, provided that in any case the aggregate number of Common Shares issuable in respect thereof shall not at any time exceed 10% of all Common Shares determined on a fully diluted basis taking into account all outstanding Rights; (iv) Common Shares issued pursuant to the conversion provisions existing as of the date hereof in respect of the Company’s Class B Common Stock, par value $0.0001 per share, the Company’s Class C Common Stock, par value $0.0001 per share, and the Company’s Class D Common Stock, par value $0.0001 per share, in each case, to the extent, but only to the extent, that such shares of Class B Common Stock, Class C Common Stock and Class D Common Stock were outstanding as of the date hereof; (v) any Common Shares whose issuance has been otherwise adjusted pursuant to Sections 2(a), 2(b) or 2(c) above; (vi) any Common Shares or Rights issued pursuant to the PIK dividend provisions of the Company’s Second Amended and Restated Certificate of Incorporation as in effect on the date hereof; (vii) any Common Shares or Rights issued as full or partial consideration for the acquisition by the Company (or any subsidiary thereof) of all or substantially all of the capital stock or assets of any third party; and (viii) any Common Shares or Rights issued by the Company to any lender in connection with the provision by such lender of financing to the Company, provided that the aggregate number of Common Shares issuable in respect thereof shall not at any time exceed 5% of all Common Shares determined on a fully diluted basis taking into account all outstanding Rights.

“Reference Price” shall mean $      per Common Share.

“Right” shall mean and include: (i) any warrant or any option (including, without limitation, employee stock options) to acquire Common Shares; (ii) any right issued to holders of Common Shares permitting the holders thereof to subscribe for Additional Common Shares (pursuant to a rights offering or otherwise); (iii) any right to acquire Common Shares pursuant to the provisions of any security convertible or exchangeable into Common Shares; and (iv) any similar right permitting the holder thereof to subscribe for or purchase Common Shares.

In the event that the Company shall issue and sell Common Shares or Rights for a consideration consisting, in whole or in part, of property (including, without limitation, a security) other than cash or its equivalent, then in determining the “Aggregate Consideration Receivable,” the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property, and such determination, if so made, shall be binding upon the holder of this Warrant. Upon the expiration of any Rights, with respect to which an adjustment was required to be made pursuant to this Section 2(d), without the full exercise thereof, the Exercise Price and the number of Common Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be the Exercise Price and the number of Common Shares, as would have been had, had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if: the only Common Shares issuable under such Rights were the Common Shares, if any, actually issued or sold upon the exercise of such Rights; and such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights, whether or not exercised, provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such Rights. If, with respect to any of the Rights with respect to which an adjustment was required to be made pursuant to this Section 2(d), there is an increase or decrease in the consideration payable to the Company in respect of the exercise thereof, or there is an increase or decrease in the number of Common Shares issuable upon the exercise thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue and sale thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Rights which are outstanding at such time.

3. Company to Provide Stock.  The Company covenants and agrees that all the Common Shares which may be issued upon the exercise of the Warrants evidenced hereby upon the due exercise, including the receipt by the Company of the aggregate Exercise Price for all Warrants exercised, will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof other than those which the Company shall promptly pay or discharge. The Company further covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company will at all times reserve such number of Common Shares as may be sufficient to permit the exercise in full of the Warrants hereby.

4. Other Notices.  If any time prior to the Expiration Date of the Warrants evidenced hereby:

(a) The Company shall declare any dividend on the Common Shares payable in shares of capital stock of the Company other than Common Shares; or

(b) The Company shall issue any options, warrants or rights pro rata to all holders of Common Shares entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

(c) The Company shall distribute pro rata to all holders of Common Shares evidences of its indebtedness or assets (including cash distributions); or

(d) There shall occur any reclassification of the Common Shares, or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation of all or substantially all of the properties of the Company; or

(e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall mail to the registered holder hereof at its last address appearing on the books of the Company, a reasonable time (and, in any event, at least fifteen (15) business days) prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

5. Replacement of Warrants.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, and in the case of any such loss, theft or destruction of this Warrant Certificate, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company (provided that an unsecured agreement of indemnity from Phoenix Life Insurance Company shall be deemed satisfactory) or, in the case of any such mutilation, on surrender and cancellation of such Warrant Certificate, unless the Company has received notice that any such Warrant Certificate has been acquired by a bona fide purchase, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

6. Registered Holder.  The registered holder of this Warrant Certificate shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a stockholder of the Company.

7. Amendments and Waivers.  Any provision in this Warrant Certificate to the contrary notwithstanding, changes in or additions to this Warrant Certificate may be made and compliance with any covenant or provision herein set forth may be omitted or waived if the Company shall obtain consent thereto in writing from the holder hereof.

8. Transfer.

(a) None of this Warrant Certificate and the Warrants evidenced hereby nor any Common Shares issued on exercise hereof may be sold, transferred, pledged, hypothecated or otherwise disposed of unless and until: (i) there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or (ii) (A) the transferor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such transferor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company (which opinion may be from internal counsel of such transferor if transferor is a financial institution), that such disposition will not require registration of such securities under the Securities Act and that all requisite action has been or will, on a timely basis, be taken under any applicable state securities laws in connection with such disposition; and (iii) the proposed transferee shall have agreed in writing to be bound by the terms and provisions of this Section 8.

(b) Notwithstanding the provisions of Section 8(a), no such registration statement or opinion of counsel shall be necessary for a transfer pursuant to Rule 144(k) promulgated under the Securities Act, or a transfer to an entity wholly owned by such transferor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of this certificate.

(c) This Warrant Certificate may be transferred only in whole and not in part.

(d) The Company shall keep at its principal executive office a register for the registration of transfers of this Warrant Certificate. The name and address of the holder of this Warrant Certificate, each transfer thereof and the name and address of each transferee thereof shall be registered in such register. Subject to the requirements set forth above in this Section 8, upon surrender of this Warrant Certificate at the principal executive office of the Company for registration of transfer (duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Warrant Certificate or its attorney duly authorized in writing and accompanied by the address for notices of the transferee of this Warrant Certificate), the Company shall execute and deliver, at the Company’s expense (except as provided below), a new Warrant Certificate (as requested by the holder thereof) in exchange therefor. Subject to the requirements set forth above in this Section 8, each such new Warrant Certificate shall be registered to such person as such holder may request and shall be substantially in the form of the old Warrant Certificate being so replaced. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of this Warrant Certificate.

IN WITNESS WHEREOF, Orion HealthCorp, Inc. has caused this Warrant Certificate to be signed by a duly authorized officer under seal, and this Warrant Certificate to be dated          , 2006.

ORION HEALTHCORP, INC.

By:	Name: Terrence L. Bauer Title: President and Chief Executive Officer

Annex O

October 17, 2006

Orion HealthCorp, Inc.
1805 Old Alabama Road, Suite 350
Roswell, GA 30076
Attn: Terrence L. Bauer

PROPOSAL LETTER
$16.5 MILLION SENIOR SECURED CREDIT FACILITY

Dear Terrence:

As we, Wells Fargo Foothill, Inc. (“WFF”), understand, Orion HealthCorp Inc. (the “Company” or “you”) is desirous of obtaining financing in order to (a) refinance certain of its existing indebtedness, (b) finance working capital, capital expenditures, acquisitions and general corporate purposes, and (c) pay fees and expenses associated with the transaction (the “Transaction”). Based upon information known to us today concerning the Transaction, we are pleased to provide you with this letter, and the Term Sheet attached hereto, which establishes the terms and conditions under which WFF proposes to provide to Company a $16,500,000 senior secured credit facility (the “Facility”).

This letter is a proposal, to be used as a basis for continued discussions, and does not constitute a commitment of WFF, or an agreement to deliver such a commitment. If delivered, such a commitment would be subject to WFF’s receipt of credit approval for the Transaction. Please note, moreover, that the terms and conditions of the proposed Facility are not limited to those set forth herein or in the Term Sheet. Those matters that are not covered or made clear herein or in the Term Sheet are subject to mutual agreement of the parties.

This letter replaces and supersedes the proposal letter between the parties hereto dated as of August 17, 2006.

Costs and Expenses

In consideration of the proposal of WFF and recognizing that in connection herewith WFF is incurring costs and expenses (including, without limitation, fees and disbursements of counsel, filing and recording fees, costs and expenses of due diligence, transportation, duplication, messenger, appraisal, audit, and syndication, and consultant costs and expenses), you hereby agree to pay, or reimburse WFF for all such costs and expenses, regardless of whether the Transaction contemplated hereby is consummated. You also agree to pay all costs and expenses of WFF (including, without limitation, fees and disbursements of counsel) incurred in connection with the enforcement of any of its rights and remedies hereunder.

Upon accepting this proposal letter, you agree to pay to WFF an expense deposit and work fee which shall be applied to the payment of costs and expenses payable by you pursuant to the preceding paragraph. WFF will be entitled to retain the Deposit regardless of whether a commitment letter consistent with the terms of this proposal letter is issued or the Facility is consummated; provided, however, that if either (a) Company closes the proposed financing with WFF, or (b) WFF notifies you in writing that it is no longer willing to pursue the proposed financing, any unapplied balance of the Deposit will be refunded to you. Such Deposit shall be $40,000 paid and due upon execution of this Letter and attached Term Sheet. Subsequent amounts shall be paid by you upon mutual agreement from time to time through the closing date, at which point all expenses incurred are due and payable.

Confidentiality

You agree that this proposal letter (including the Term Sheet) is for your confidential use only and that neither its existence, nor the terms hereof, will be disclosed by you to any person other than your officers, directors, employees, potential investors (other than potential senior debt lenders) and principals and advisors of the anticipated acquisition companies, accountants, attorneys, and other advisors, and then only on a “need-to-know” basis in connection with the Transaction contemplated hereby and on a confidential basis. The foregoing notwithstanding, following your acceptance of this proposal letter in accordance herewith, you (i) may file a copy of this letter in any public record in which it is required by law to be filed, and (ii) may make such other public disclosures of the terms and conditions hereto as you are required by law, in the opinion of your counsel, to make.

Information

In issuing this proposal letter, WFF is relying on the accuracy of the information furnished to it by or on behalf of Company and its affiliates, without independent verification thereof. Company represents and warrants to WFF that (a) all written information concerning Company and its subsidiaries (the “Information”) that has been, or is hereafter, made available by or on behalf of Company (other than projections of future financial performance) is, or when delivered shall be, when considered as a whole, complete and correct in all material respects and does not, or shall not when delivered, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements have been made, and (b) to the extent that any such Information contains projections, such projections were prepared in good faith on the basis of (i) assumptions that are believed by Company to be reasonable at the time such projections were prepared, and (ii) information believed by Company to have been accurate based upon the information available to Company at the time such projections were prepared.

Indemnification

You agree to indemnify and hold harmless WFF, each of its affiliates, and each of its officers, directors, employees, agents, advisors, attorneys, and representatives (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities, and expenses (including, without limitation, fees and disbursements of counsel), that may be incurred by or asserted or awarded against any Indemnified Party, in each case, arising out of or in connection with or relating to this proposal letter, the loan documentation, or the Transaction contemplated hereby, or any use made or proposed to be made with the proceeds of the Facility, and whether or not the Transaction contemplated hereby is consummated, except to the extent such claim, damage, loss, liability, or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

You further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to Company for or in connection with the Transaction contemplated hereby, except to the extent such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages. Governing Law, Etc.

This proposal letter shall be governed by, and construed in accordance with, the law of the State of Georgia. Each of the parties hereto consents to the jurisdiction and venue of the federal and/or state courts located in Atlanta, Georgia. This proposal letter sets forth the entire agreement between the parties with respect to the matters addressed herein, supersedes all prior communications, written or oral, with respect hereto, and may not be amended or modified except in writing. This proposal letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this letter. This proposal letter may be terminated by either party by giving written notice to the other party hereto; provided, however, that the Costs and Expenses, Confidentiality, Indemnity, Governing Law, and Waiver of Jury Trial provisions hereof shall survive such termination.

Waiver of Jury Trial

Each party hereto irrevocably waives all right to trial by jury in any action, proceeding, or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this proposal letter or the Transaction contemplated hereby or the actions of WFF or any of its affiliates in the negotiation, performance, or enforcement of this proposal letter. Please indicate your acceptance of the provisions hereof by signing the enclosed copy of this proposal letter and returning it, together with the Deposit (wiring instructions attached), to us at or before 5:00 p.m.

(Georgia time) on or before October 18, 2006. If you elect to deliver this letter by fax, please arrange for the executed original to follow by next-day courier.

Very truly yours,

WELLS FARGO FOOTHILL, INC.

By:	/s/ David Phillips
Name: David Phillips
Title: Senior Vice President

ACCEPTED AND AGREED TO
this 17th day of October, 2006
ORION HEALTHCORP, INC.

By:	/s/ Terrence L. Bauer
Name: Terrence L. Bauer
Title: Chief Executive Officer

TERM SHEET
Senior Secured Credit Facility

This Term Sheet is part of the proposal letter, dated October 17, 2006 (the “Proposal Letter”), addressed to Orion Healthcorp, Inc. by Wells Fargo Foothill, Inc. (“WFF”) and is subject to the terms and conditions of the Proposal Letter. Capitalized terms used herein shall have the meanings set forth in the Proposal Letter unless otherwise defined herein.

Borrower:	Orion Healthcorp, Inc. (the “Company”) and each of its domestic subsidiaries as are acceptable to WFF (together with the Company, the “Borrower”).

Guarantors:	All of the Company’s present and future subsidiaries that are not Borrowers. Such Guarantors, together with Borrower, each a “Loan Party” and collectively, the “Loan Parties”).

Lenders and Agent:	WFF and such other lenders designated by WFF (the “Lenders”). WFF shall act as the sole agent for the Lenders (in such capacity, the “Agent”).

Facility:	A senior secured credit facility (the “Facility”) with a maximum credit amount (“Maximum Credit Amount”) of $16,500,000. Under the Facility, Lenders would provide Borrower with a revolving line of credit (the “Revolver”), a term loan A (the “Term Loan A”),and an acquisition facility (the “Acquisition Facility”, together with Term Loan A, and with amounts outstanding under the Revolver, the “Loans”).

Revolver:	Advances under the Revolver (“Advances”) would be available up to a maximum aggregate amount outstanding not to exceed $2,000,000 (the “Maximum Revolver Amount”). In addition, advances under the Revolver could not exceed the amount of the Borrowing Base.

Borrowing Base:	As any date of determination, the result of (a) 2.50 times for through March 31, 2007, and reducing to 2.25 times subsequent to March 31, 2007 (“Borrowing Base Multiple”) of the Company’s EBITDA (pro forma for acquisitions) for the most recently completed trailing twelve consecutive month period for which the Company has produced financial statements (“Pro Forma TTM EBITDA”), minus (b) the outstanding balance of the Term Loan A and Delayed Draw Term Loan B, minus any applicable reserves.

The Borrowing Base Multiple shall be subject to periodic adjustment as mutually agreed between Borrower and Agent.

Pro Forma TTM EBITDA shall be subject to adjustment as reasonably determined by Agent during the review of Borrower’s books and records.

Letter of Credit Subfacility:	Under the Revolver, Borrower would be entitled to request that Lender issue guarantees of payment (“Letters of Credit”) with respect to letters of credit issued by an issuing bank in an aggregate amount not to exceed $1,000,000 at any one time outstanding. The aggregate amount of outstanding Letters of Credit would be reserved against the credit availability created under the Borrowing Base and against the Maximum Revolver Amount.

Term Loan A:	On the Closing Date, Lenders would provide Borrower Term Loan A in an amount equal to $4,500,000, but in no event will the sum of (i) the Term Loan A to be made on the Closing Date, and (ii) the amount of the Revolver that is outstanding on the Closing Date be greater than 2.5 times the Company’s trailing Pro Forma TTM EBITDA from the Closing Date through March 31, 2007, and 2.25 times thereafter.

The outstanding amount of Term Loan A would be repayable, on a monthly basis, by an amount equal to:

Year 1 — 7% of Term Loan A Year 2 — 10% of Term Loan A Year 3 — 15% of Term Loan A Year 4 — 20% of Term Loan A.

Any amount remaining unpaid shall be due and payable in full on the Maturity Date.

Delayed Draw Term Loan B:	On the Closing Date, Lenders will commit to Borrower an unfunded Delayed Draw Term Loan B in an amount equal to $10,000,000. The Delayed Draw Term Loan B will be available to the Borrower for Permitted Acquisitions (i) after the first quarterly results are delivered to the Lender post close and (ii) in minimum draws of $1,000,000.

Draws under the Delayed Draw Term Loan B will be limited so that (i) the sum of (a) the Advances, (b) Term Loan A outstanding and (c) draws under Delayed Draw Term Loan B (pro forma post close of any Permitted Acquisition) will not exceed 0.25 less then the existing Borrowing Base Multiple times the Company’s Pro Forma TTM EBITDA.

Permitted acquisitions will be subject to customary conditions including (i) limited to acquisitions of like companies, (ii) Borrower must be in compliance with all covenants immediately prior to the acquisition and in pro-forma compliance with all covenants after giving effect to the acquisition, (iii) the Lenders are in receipt of a third-party Quality of Earnings Audit that is acceptable to the Lenders, and (iv) no default or Event of Default shall exist or be continuing.

Pro Forma TTM EBITDA shall be subject to adjustment as reasonably determined by Agent during the review of Borrower’s books and records.

The outstanding amounts under Delayed Draw Term Loan B shall be due and payable under the same amortization schedule as Term Loan A.

Optional Prepayment:	The Advances may be prepaid in whole or in part from time to time and (unless in connection with the prepayment in full of the Facility) without penalty or premium. The Term Loans may be prepaid, upon prior written notice and in minimum amounts (each of which to be agreed upon), before the Maturity Date at Borrower’s sole discretion, only so long as Borrower has a level of liquidity (to be mutually agreed upon) after giving effect to such prepayment. All optional prepayments shall be applied to the installments due in respect of the applicable Term Loan in the inverse order of their maturity and (unless in connection with the prepayment in full of the Facility)

without penalty or premium. The Facility may be prepaid and the commitments terminated in whole at any time upon prior written notice (the period to be agreed upon) so long as Borrower pays to Agent a prepayment fee.

Mandatory Prepayments:	The Loans shall be required to be prepaid as follows:

• in an amount equal to 35% of the Company’s consolidated excess cash flow. The definition of “excess cash flow” to be defined in a manner mutually acceptable to the Company and Agent, but it will be based on EBITDA minus total cash interest expense and loan fees, cash taxes, scheduled and voluntary payments made on account of the principal of any borrowed money, including the Term Loan, other senior debt, subordinated debt and seller notes; and net capital expenditures to the extent permitted.

• in an amount equal to 100% of the net cash proceeds of asset sales (subject to exceptions to the extent mutually agreed upon), subject to reinvestment provisions to be mutually agreed upon.

• in an amount equal to 100% of the net cash proceeds of any debt issued by the Company or its subsidiaries.

• in an amount equal to 100% of the net cash proceeds of any equity issuance by the Company or its subsidiaries, with the exception of 1) the equity raise is specifically for the purpose of the acquisition, there will be no required prepayment, so long as, 100% of the equity proceeds is used in referenced acquisition, and 2) if total senior debt leverage is less than 1.5 times TTM EBITDA there will be no required prepayment of existing Term Loans.

• in an amount equal to 100% of the net cash proceeds of tax refunds, insurance and casualty receipts (subject to exceptions and reinvestment rights to be mutually agreed) and other extraordinary events received by the Company or its subsidiaries.

• in an amount equal to the amount by which the outstanding balance of the Loans and Letters of credit exceeds the Borrowing Base.

All mandatory prepayments shall be applied (a) first, to the outstanding principal balance of the Term Loans, (b) second, to the outstanding principal balance of the Advances. All mandatory prepayments of the Term Loans shall be applied to the installments due in respect of the applicable Term Loan in the inverse order of their maturity and shall be payable without premium or penalty.

Use of Proceeds:	To (i) finance the Mobile and Los Angeles acquisitions, (ii) refinance Borrower’s existing indebtedness of approximately $1,277,000 owed to CIT, (iii) fund certain fees and expenses associated with the Facility, and (iv) finance the ongoing working capital, capital expenditure, future acquisitions and general corporate needs of Borrower.

Interest Rate Options:	Borrower may elect that the loans bear interest at a rate per annum equal to:

(i) the Base Rate plus the Applicable Margin; or

(ii) the LIBOR Rate plus the Applicable Margin.

As used herein:

The “Base Rate” means the greater of (a) the prime lending rate as publicly announced from time to time by Wells Fargo Bank, N.A., and (b) 1.75% per annum.

The “LIBOR Rate” means the greater of (a) the rate per annum, determined by Agent in accordance with its customary procedures, at which dollar deposits are offered to major banks in the London interbank market, adjusted by the reserve percentage prescribed by governmental authorities as determined by Agent, and (b) 3.75% per annum. The LIBOR Rate shall be available for interest periods of 1, 2, or 3 months.

“Applicable Margin” means, as of any date of determination, the following margin based upon the most recent Senior Leverage Ratio calculation; provided, however, that (a) for the period from the Closing Date through the date Agent receives the certified calculation of the Senior Leverage Ratio in respect of the testing period ended December 31, 2006, and (b) at any time that an Event of Default exists hereunder, the applicable Base Rate Margin shall be at Level I:

			Applicable	Applicable	Applicable	Applicable	Applicable
		Applicable	Margin in	Margin in	Margin in	Margin in	Margin in
		Margin in	respect of	respect of	respect of	respect of	respect of
		respect of	LIBOR	Base Rate	LIBOR	Base Rate	LIBOR Rate
	Senior	Base Rate	Rate Loans	Loans	Rate Loans	Loans under	Loans under
	Leverage	Loans under	under the	under Term	under Term	Acquisition	Acquisition
Level	Ratio	the Revolver	Revolver	Loan A	Loan A	Facility	Facility
I	>1.5:1.0	1.75%	3.75%	1.75%	3.75%	1.75%	3.75%
II	<1.5:1.0 but >1.0:1.0	1.25%	3.25%	1.25%	3.25%	1.25%	3.25%
III	<1.0:1.0	0.75%	2.75%	.75%	2.75%	0.75%	2.75%

“Senior Leverage Ratio” means (a) the outstanding principal amount of Senior Debt (to be defined) at such date, to (b) TTM EB1TDA (to be defined) for the most recently completed 12 consecutive month period most recently ended on or prior to the date of determination.

Interest Payment Dates:	In the case of loans bearing interest based upon the Base Rate (“Base Rate Loans”), monthly in arrears. In the case of Loans bearing interest based upon the LIBOR Rate (“LIBOR Rate Loans”), on the last day of each relevant interest period.

Default Rate:	At any time when an event of default has occurred and is continuing, all amounts due under the Facility shall bear interest at 2.0% above the interest rate otherwise applicable thereto.

Fees:	As set forth on Annex A-I.

Term:	4 years from the closing date (“Maturity Date”).

Collateral:	A first priority perfected security interest in all of the Loan Parties now owned or hereafter acquired property and assets (other than leased real property), including, but not limited to, inventory, accounts, equipment, chattel paper, documents, instruments, copyrights, trademarks, and patents and related rights, general intangibles, deposit accounts, cash and cash equivalents, and investment property

(including interests in subsidiaries), and all proceeds and products thereof. Additional, Agent shall receive a pledge of the capital stock of the Borrower’s operating subsidiaries (subject to the normal exceptions).

Collection:	The Loan Parties would direct all of their customers to remit all payments to deposit accounts that are the subject of control agreements among the Loan Parties, Agent, and the depository bank and would be required promptly to remit any payments received by them to these deposit accounts.

Financial Covenants:	Borrower would be required to maintain minimum levels of EBITDA, a minimum fixed charge coverage ratio, a maximum leverage ratio, a minimum churn covenant and would be subject to a limitation on annual capital expenditures. The levels for each of the foregoing would be based upon a discount of Borrower’s projected operating performance.

Financial Reporting:	Customary for Agent’s loans of this type and those additional deemed appropriate by Agent for this transaction including internal unaudited monthly financial statements and annual audited financial statements and projections.

Conditions Precedent to Closing:	Customary for Agent’s loans of this type and those additional deemed appropriate by Agent for this transaction, including the following:

(a) Completion of Agent’s business, legal, and collateral due diligence, including but not limited to, a collateral audit and review of the Loan Parties’ books and records, the results of which are satisfactory to Agent,

(b) Agent’s review of the Loan Parties’ material agreements,

(c) UCC, tax lien, and litigation searches, the results of which are satisfactory to Agent,

(d) customary background checks and USA Patriot Act searches, the results of which are satisfactory to Agent,

(e) review of Borrower’s business plan, the results of which are satisfactory to Agent,

(f) minimum availability under the Facility plus unrestricted cash and cash equivalents of the Loan Parties at closing, after giving effect to the initial use of proceeds, of not less than $1,500,000,

(g) payment of all accrued and unpaid Expenses,

(h) definitive legal documentation, including a credit agreement, security agreements, control agreements, landlord waivers, pledge agreements, intercreditor agreements, and subordination agreements, satisfactory to Agent.

(i) receipt of a quality of earnings report, performed by a firm selected by Agent, the results of which are satisfactory to Agent,

(j) Agent’s receipt of credit approval for the Facility.

(k) receipt of an enterprise valuation performed by a valuation firm selected by Agent, the results of which are satisfactory to Agent,

(l) Borrowers capital structure to be of an amount and under terms and conditions acceptable to Agent,

(m) a minimum of $7,500,000 cumulatively of equity or subordinated debt to be contributed to the Company under terms and conditions acceptable to Agent,

(n) resolution satisfactory to Agent of MBS seller note restructuring,

(o) resolution satisfactory to Agent of US Bank term loan restructuring, and

(p) seller notes at close to be in form and substance satisfactory to Agent.

Scheduled Closing Date:	The closing date (“Closing Date”) shall occur on or before November 30, 2006, unless delayed by the SEC in which case then within 30 days of SEC clearance of proxy statement.

ORION HEALTHCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
November 27, 2006
WHITE PROXY CARD FOR VOTING OF CLASS A COMMON STOCK
THIS WHITE PROXY CARD IS TO BE USED ONLY IN CONNECTION WITH VOTING SHARES OF CLASS A COMMON STOCK. PLEASE USE THE GREEN PROXY CARD FOR VOTING SHARES OF CLASS B COMMON STOCK AND THE BLUE PROXY CARD FOR VOTING SHARES OF CLASS C COMMON STOCK. IF YOU OWN SHARES OF MULTIPLE CLASSES OF STOCK, YOU WILL NEED TO COMPLETE AND RETURN SEPARATE PROXY CARDS FOR EACH CLASS OF STOCK OWNED BY YOU. WE WILL SEPARATELY MAIL GREEN AND BLUE PROXY CARDS TO HOLDERS OF SHARES OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK.
     The undersigned hereby appoints each of Terrence L. Bauer and Stephen H. Murdock, or their designees, with full powers of substitution, to act as attorney and proxy for the undersigned, to vote all shares of Class A Common Stock which the undersigned is entitled to vote at the Special Meeting, to be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, or at any and all adjournments or postponements thereof, in the following manner:
     THE APPROVAL OF PROPOSAL II IS CONTINGENT ON THE APPROVAL OF PROPOSAL I. THE APPROVAL OF PROPOSAL III IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II. THE APPROVAL OF PROPOSAL IV IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, V and VI. THE APPROVAL OF PROPOSAL V IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and VI. THE APPROVAL OF PROPOSAL VI IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and V. THE APPROVAL OF PROPOSAL VII IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II.
     The descriptions of Proposals I through VII below are qualified in their entirety by reference to the descriptions contained in the accompanying proxy statement. We advise you to read the proxy statement, including the sections describing each proposal to be voted upon, prior to executing and returning this WHITE proxy card.

	FOR	AGAINST	ABSTAIN
Proposal I — Approval of an amendment to our certificate of incorporation to increase the aggregate number of shares of our authorized capital stock to 370,000,000 shares

	FOR	AGAINST	ABSTAIN
Proposal II — Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of Class A Common Stock to 300,000,000 shares

	FOR	AGAINST	ABSTAIN
Proposal III — Approval of an amendment to our certificate of incorporation to create a new class of common stock, Class D Common Stock, and to authorize 50,000,000 shares of Class D Common Stock

	FOR	AGAINST	ABSTAIN
Proposal IV — Approval of the issuance of shares of our Class D Common Stock to investors in a private placement

Proposal V — Approval of the issuance of warrants to purchase shares of our Class A Common Stock to an investor in a private placement	FOR	AGAINST	ABSTAIN

	FOR	AGAINST	ABSTAIN
Proposal VI — Approval of the issuance of shares of our Class A Common Stock as a portion of the consideration to be paid for our acquisition of a medical billing services business

	FOR	AGAINST	ABSTAIN
Proposal VII —Approval of the amendment to our 2004 Incentive Plan
     In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Special Meeting and all adjournments or postponements thereof.
     The board of directors and, in certain instances the special committee, recommends a vote “FOR” each of the above listed proposals.
THE SHARES REPRESENTED BY THIS SIGNED WHITE PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES REPRESENTED BY THIS SIGNED WHITE PROXY CARD WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE SHARES REPRESENTED BY THIS SIGNED WHITE PROXY CARD WILL BE VOTED BY THOSE NAMED IN THIS WHITE PROXY CARD IN THEIR BEST JUDGMENT.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournment thereof, and after notification to our Corporate Secretary at the Special Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated WHITE proxy card or by written notification to our Corporate Secretary of his or her decision to terminate this proxy. Such subsequently dated WHITE proxy card must be received by our Corporate Secretary prior to the date of the Special Meeting.
     The undersigned acknowledges receipt from us prior to the execution of this WHITE proxy card of the Notice of Special Meeting of Stockholders and Proxy Statement dated November 9, 2006.

Dated: , 2006

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
     Please sign exactly as your name appears on this WHITE proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS WHITE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

ORION HEALTHCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
November 27, 2006
GREEN PROXY CARD FOR VOTING OF CLASS B COMMON STOCK
THIS GREEN PROXY CARD IS TO BE USED ONLY IN CONNECTION WITH VOTING SHARES OF CLASS B COMMON STOCK. PLEASE USE THE WHITE PROXY CARD FOR VOTING SHARES OF CLASS A COMMON STOCK AND THE BLUE PROXY CARD FOR VOTING SHARES OF CLASS C COMMON STOCK. IF YOU OWN SHARES OF MULTIPLE CLASSES OF STOCK, YOU WILL NEED TO COMPLETE AND RETURN SEPARATE PROXY CARDS FOR EACH CLASS OF STOCK OWNED BY YOU. WE WILL SEPARATELY MAIL GREEN AND BLUE PROXY CARDS TO HOLDERS OF SHARES OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK.
     The undersigned hereby appoints each of Terrence L. Bauer and Stephen H. Murdock, or their designees, with full powers of substitution, to act as attorney and proxy for the undersigned, to vote all shares of Class B Common Stock which the undersigned is entitled to vote at the Special Meeting, to be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, or at any and all adjournments or postponements thereof, in the following manner:
     THE APPROVAL OF PROPOSAL II IS CONTINGENT ON THE APPROVAL OF PROPOSAL I. THE APPROVAL OF PROPOSAL III IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II. THE APPROVAL OF PROPOSAL IV IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, V and VI. THE APPROVAL OF PROPOSAL V IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and VI. THE APPROVAL OF PROPOSAL VI IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and V. THE APPROVAL OF PROPOSAL VII IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II.
     The descriptions of Proposals I through VII below are qualified in their entirety by reference to the descriptions contained in the accompanying proxy statement. We advise you to read the proxy statement, including the sections describing each proposal to be voted upon, prior to executing and returning this GREEN proxy card.

	FOR	AGAINST	ABSTAIN
Proposal I — Approval of an amendment to our certificate of incorporation to increase the aggregate number of shares of our authorized capital stock to 370,000,000 shares

	FOR	AGAINST	ABSTAIN
Proposal II — Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of Class A Common Stock to 300,000,000 shares

	FOR	AGAINST	ABSTAIN
Proposal III — Approval of an amendment to our certificate of incorporation to create a new class of common stock, Class D Common Stock, and to authorize 50,000,000 shares of Class D Common Stock

	FOR	AGAINST	ABSTAIN
Proposal IV — Approval of the issuance of shares of our Class D Common Stock to investors in a private placement

	FOR	AGAINST	ABSTAIN
Proposal V — Approval of the issuance of warrants to purchase shares of our Class A Common Stock to an investor in a private placement

	FOR	AGAINST	ABSTAIN
Proposal VI — Approval of the issuance of shares of our Class A Common Stock as a portion of the consideration to be paid for our acquisition of a medical billing services business

	FOR	AGAINST	ABSTAIN
Proposal VII —Approval of the amendment to our 2004 Incentive Plan
     In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Special Meeting and all adjournments or postponements thereof.
     The board of directors and, in certain instances the special committee, recommends a vote “FOR” each of the above listed proposals.
THE SHARES REPRESENTED BY THIS SIGNED GREEN PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES REPRESENTED BY THIS SIGNED GREEN PROXY CARD WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE SHARES REPRESENTED BY THIS SIGNED GREEN PROXY CARD WILL BE VOTED BY THOSE NAMED IN THIS GREEN PROXY CARD IN THEIR BEST JUDGMENT.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournment thereof, and after notification to our Corporate Secretary at the Special Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated GREEN proxy card or by written notification to our Corporate Secretary of his or her decision to terminate this proxy. Such subsequently dated GREEN proxy card must be received by our Corporate Secretary prior to the date of the Special Meeting.
     The undersigned acknowledges receipt from us prior to the execution of this GREEN proxy card of the Notice of Special Meeting of Stockholders and Proxy Statement dated November 9, 2006.

Dated: , 2006

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
     Please sign exactly as your name appears on this GREEN proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS GREEN PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE GREEN PROXY CARD IN THE ENVELOPE PROVIDED.

ORION HEALTHCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
November 27, 2006
BLUE PROXY CARD FOR VOTING OF CLASS C COMMON STOCK
THIS BLUE PROXY CARD IS TO BE USED ONLY IN CONNECTION WITH VOTING SHARES OF CLASS C COMMON STOCK. PLEASE USE THE WHITE PROXY CARD FOR VOTING SHARES OF CLASS A COMMON STOCK AND THE GREEN PROXY CARD FOR VOTING SHARES OF CLASS B COMMON STOCK. IF YOU OWN SHARES OF MULTIPLE CLASSES OF STOCK, YOU WILL NEED TO COMPLETE AND RETURN SEPARATE PROXY CARDS FOR EACH CLASS OF STOCK OWNED BY YOU. WE WILL SEPARATELY MAIL GREEN AND BLUE PROXY CARDS TO HOLDERS OF SHARES OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK.
     The undersigned hereby appoints each of Terrence L. Bauer and Stephen H. Murdock, or their designees, with full powers of substitution, to act as attorney and proxy for the undersigned, to vote all shares of Class C Common Stock which the undersigned is entitled to vote at the Special Meeting, to be held on Monday, November 27, 2006, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, or at any and all adjournments or postponements thereof, in the following manner:
     THE APPROVAL OF PROPOSAL II IS CONTINGENT ON THE APPROVAL OF PROPOSAL I. THE APPROVAL OF PROPOSAL III IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II. THE APPROVAL OF PROPOSAL IV IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, V and VI. THE APPROVAL OF PROPOSAL V IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and VI. THE APPROVAL OF PROPOSAL VI IS CONTINGENT ON THE APPROVAL OF PROPOSALS I, II, III, IV and V. THE APPROVAL OF PROPOSAL VII IS CONTINGENT ON THE APPROVAL OF PROPOSALS I AND II.
     The descriptions of Proposals I through VII below are qualified in their entirety by reference to the descriptions contained in the accompanying proxy statement. We advise you to read the proxy statement, including the sections describing each proposal to be voted upon, prior to executing and returning this BLUE proxy card.

	FOR	AGAINST	ABSTAIN
Proposal I — Approval of an amendment to our certificate of incorporation to increase the aggregate number of shares of our authorized capital stock to 370,000,000 shares

	FOR	AGAINST	ABSTAIN
Proposal II — Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of Class A Common Stock to 300,000,000 shares

Proposal III — Approval of an amendment to our certificate of incorporation to create a new class of common stock, Class D Common Stock, and to authorize 50,000,000 shares of Class D Common Stock	FOR	AGAINST	ABSTAIN

	FOR	AGAINST	ABSTAIN
Proposal IV — Approval of the issuance of shares of our Class D Common Stock to investors in a private placement

	FOR	AGAINST	ABSTAIN
Proposal V — Approval of the issuance of warrants to purchase shares of our Class A Common Stock to an investor in a private placement

	FOR	AGAINST	ABSTAIN
Proposal VI — Approval of the issuance of shares of our Class A Common Stock as a portion of the consideration to be paid for our acquisition of a medical billing services business

	FOR	AGAINST	ABSTAIN
Proposal VII —Approval of the amendment to our 2004 Incentive Plan
     In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Special Meeting and all adjournments or postponements thereof.
     The board of directors and, in certain instances the special committee, recommends a vote “FOR” each of the above listed proposals.
THE SHARES REPRESENTED BY THIS SIGNED BLUE PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES REPRESENTED BY THIS SIGNED BLUE PROXY CARD WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE SHARES REPRESENTED BY THIS SIGNED BLUE PROXY CARD WILL BE VOTED BY THOSE NAMED IN THIS BLUE PROXY CARD IN THEIR BEST JUDGMENT.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournment thereof, and after notification to our Corporate Secretary at the Special Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated BLUE proxy card or by written notification to our Corporate Secretary of his or her decision to terminate this proxy. Such subsequently dated BLUE proxy card must be received by our Corporate Secretary prior to the date of the Special Meeting.
     The undersigned acknowledges receipt from us prior to the execution of this BLUE proxy card of the Notice of Special Meeting of Stockholders and Proxy Statement dated November 9, 2006.

Dated: , 2006

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER
     Please sign exactly as your name appears on this BLUE proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS BLUE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE BLUE PROXY CARD IN THE ENVELOPE PROVIDED.